UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-03833

MAINSTAY VP FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1.	Reports to Stockholders.

MainStay VP Wellington U.S. Equity Portfolio
(formerly known as MainStay VP MacKay Common Stock Portfolio)

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the U.S. Federal Reserve. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date[1,2]	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	1/23/1984	16.26%	40.15%	15.94%	14.13%	0.58%
Service Class Shares	6/5/2003	16.11	39.80	15.65	13.84	0.83

1.	Effective January 1, 2018, due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, a former subadvisor, transitioned to MacKay Shields LLC, a former subadvisor. The past performance in the chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.
2.	Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisor and principal investment strategies.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[1]	15.25%	40.79%	17.65%	14.84%
Morningstar Large Blend Category Average[2]	14.78	39.87	15.65	12.51

1.	The S&P 500® Index is the Portfolio’s primary benchmark. "S&P 500®" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to funds' where neither growth nor value characteristics predominate. These funds tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the funds' returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Wellington U.S. Equity Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,162.60	$3.06	$1,021.97	$2.86	0.57%
Service Class Shares	$1,000.00	$1,161.10	$4.39	$1,020.73	$4.11	0.82%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Wellington U.S. Equity Portfolio

Industry Composition as of June 30, 2021 (Unaudited)
Software	9.0%
Interactive Media & Services	8.4
Semiconductors & Semiconductor Equipment	5.8
Technology Hardware, Storage & Peripherals	5.5
Banks	5.4
Internet & Direct Marketing Retail	4.6
Health Care Equipment & Supplies	4.5
IT Services	4.2
Capital Markets	3.8
Textiles, Apparel & Luxury Goods	3.4
Entertainment	3.4
Pharmaceuticals	3.3
Household Products	2.9
Hotels, Restaurants & Leisure	2.7
Machinery	2.6
Beverages	2.4
Electric Utilities	2.2
Health Care Providers & Services	2.1
Chemicals	2.1
Biotechnology	2.0
Professional Services	1.7%
Equity Real Estate Investment Trusts	1.7
Electronic Equipment, Instruments & Components	1.7
Consumer Finance	1.6
Specialty Retail	1.6
Oil, Gas & Consumable Fuels	1.5
Air Freight & Logistics	1.3
Life Sciences Tools & Services	1.3
Diversified Telecommunication Services	1.2
Aerospace & Defense	1.2
Building Products	1.0
Electrical Equipment	0.9
Insurance	0.8
Commercial Services & Supplies	0.6
Automobiles	0.4
Short–Term Investment	1.1
Other Assets, Less Liabilities	0.1
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings as of June 30, 2021 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Alphabet, Inc.
3.	Amazon.com, Inc.
4.	Apple, Inc.
5.	Facebook, Inc., Class A
6.	JPMorgan Chase & Co.
7.	Bank of America Corp.
8.	UnitedHealth Group, Inc.
9.	Walt Disney Co. (The)
10.	Procter & Gamble Co. (The)

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC (“MacKay Shields”), the Portfolio’s former Subadvisor, and Mammen Chally, CFA, Douglas W. McLane, CFA, and David A. Siegle, CFA, of Wellington Management Company LLP (“Wellington”), the Portfolio's current Subadvisor.
How did MainStay VP Wellington U.S. Equity Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP Wellington U.S. Equity Portfolio returned 16.26% for Initial Class shares and 16.11% for Service Class shares. Over the same period, both share classes outperformed the 15.25% return of the S&P 500® Index (“the Index”), which is the Portfolio’s primary benchmark. For the six months ended June 30, 2021, both share classes also outperformed the 14.78% return of the Morningstar Large Blend Category Average.1
Were there any changes to the Portfolio during the reporting period?
At meetings held on January 21, January 25 and February 3, 2021, the Board of Trustees of MainStay VP Funds Trust considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP as the Portfolio’s subadvisor, and the related subadvisory agreement; (ii) changing the Portfolio’s name and modifying its non-fundamental “names rule” investment policy; and (iii) modifying the Portfolio’s principal investment strategies and investment process. For more information on these and other changes refer to the supplement dated February 5, 2021.
In the process of implementing the new principal investment strategies and investment process, the Portfolio may have experienced a high level of portfolio turnover. Also, during this transition period, the Portfolio may not have been pursuing its investment objective or may not have been managed consistent with its investment strategies as stated in the Prospectus. This may have impacted the Portfolio’s performance.
What factors affected the Portfolio’s relative performance during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Portfolio, the Portfolio outperformed the Index, helped by strong stock selection, most notably among financials, industrials and information technology stocks. Sector allocation effect mildly detracted from relative returns due to underweight exposure to the strong-performing energy and financials sectors. In terms of stock-selection model efficacy, the combination of signals used by the Portfolio’s quantitative stock selection model was rewarded primarily by valuation measures.
Wellington
During the time Wellington managed the Portfolio, the Portfolio underperformed the Index, primarily due to security selection. Sector attribution, a result of Wellington's bottom-up stock selection process, also weighed on results.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
MacKay Shields
During the time MacKay Shields managed the Portfolio, the strongest positive contributors to the Portfolio’s performance relative to the Index were the industrials, financials and information technology sectors. (Contributions take weightings and total returns into account.) During the same period, the most significant detractors from benchmark-relative performance were the real estate, energy and materials sectors.
Wellington
During the time Wellington managed the Portfolio, security selection in the financials and health care sectors contributed positively to performance relative to the Index, while security selection in the information technology, consumer discretionary and consumer staples sectors detracted. From an allocation perspective, the Portfolio’s underweight exposure to utilities enhanced relative returns, while underweight exposure to the energy sector weighed on relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
MacKay Shields
The stocks providing the strongest positive contributions to the Portfolio’s absolute performance during the time MacKay Shields managed the portfolio included systems software developer Microsoft and Internet content and information services provider Alphabet, the parent company of Google. During the same period, the most significant detractors from absolute performance were consumer technology company Apple, wireless communications technology firm Qualcomm and interactive home entertainment developer Take-Two Interactive Software.
Wellington
The strongest contributors to absolute performance during the time Wellington managed the Portfolio were holdings in Microsoft, pharmaceutical company Eli Lilly and semiconductor developer Marvell Technology. Microsoft shares rebounded with the broader technology sector in May 2021, as hawkish rhetoric from the U.S. Federal Reserve prompted a market rotation away from cyclically sensitive value stocks into growth stocks. Eli Lilly shares rose after the U.S. Food and Drug Administration granted Breakthrough Therapy designation for donanemab, an Alzheimer’s Disease treatment. Donanemab targets N3pG, a form of beta amyloid, and has exhibited positive safety and efficacy results. The

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Wellington U.S. Equity Portfolio

company announced plans to submit a Biologics License Application in 2021. Eli Lilly also gained emergency use authorization in India for the use of baricitinib to treat severely ill COVID-19 patients. Shares of Marvell Technology rose after the company reported fiscal first-quarter results that exceeded consensus estimates, while also forecasting record revenue for the second quarter bolstered by its April 2021 acquisition of Inphi, a leading producer of high-speed networking semiconductors.
The most significant detractors from the Portfolio’s absolute performance were holdings in financial technology company Global Payments, entertainment provider The Walt Disney Company and travel technology company Booking Holdings. Shares of Global Payments lost ground despite posting first-quarter 2021 earnings that exceeded consensus estimates. Rather than reward this positive news, market participants appeared more focused on increasing competition in the electronic payments space, while also reacting skeptically to the company’s two announced acquisitions. Shares of Disney fell after reporting second-quarter revenue below expectations, with fewer Disney+ subscribers than expected. Management noted that the average monthly revenue per Disney+ subscriber decreased significantly from $5.63 to $3.99 due to the launch of Hotstar, the company’s Indian streaming service, which had grown to make up approximately a third of the total Disney+ subscriber base. Shares of Booking Holdings suffered along with other travel-related stocks amid a global rise in COVID-19 cases and increased travel restrictions.
Did the Portfolio make any significant purchases or sales during the reporting period?
MacKay Shields
The Portfolio’s largest initial purchase during the time MacKay Shields managed the Portfolio was in diversified banking firm Citigroup, while the largest increase in position size was in conglomerate Berkshire Hathaway. The Portfolio's largest full sale was its position in freight and logistics company FedEx Corporation, while its most significantly decreased position size was in Apple.
Wellington
There were no notable purchases or sales during the time Wellington managed the Portfolio.
How did the Portfolio’s sector weightings change during the reporting period?
MacKay Shields
During the time MacKay Shields managed the portfolio, the largest increases in benchmark-relative sector exposures were in the financials and communication services sectors. Conversely, the Portfolio's largest decreases in benchmark-relative sector exposures were in the industrials and information technology sectors.
Wellington
During the time Wellington managed the Portfolio, there were no significant changes to sector weights.
How was the Portfolio positioned at the end of the reporting period?
MacKay Shields
At the end of the period when MacKay Shields managed the Portfolio, the Portfolio held its most overweight exposures relative to the Index in the health care and consumer discretionary sectors. As of the same date, the Portfolio held its most relatively underweight exposures in the industrials and materials sectors.
Wellington
As of June 30, 2021, the Portfolio’s largest overweight positions relative to the Index were in communication services and industrials, while its most significantly underweight positions were in real estate and consumer staples.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2021† (Unaudited)
	Shares	Value
Common Stocks 98.8%
Aerospace & Defense 1.2%
Raytheon Technologies Corp.	124,620	$ 10,631,332
Air Freight & Logistics 1.3%
FedEx Corp.	38,982	11,629,500
Automobiles 0.4%
Tesla, Inc. (a)	5,500	3,738,350
Banks 5.4%
Bank of America Corp.	467,775	19,286,363
JPMorgan Chase & Co.	140,717	21,887,122
PNC Financial Services Group, Inc. (The)	38,046	7,257,655
		48,431,140
Beverages 2.4%
Constellation Brands, Inc., Class A	49,989	11,691,927
Monster Beverage Corp. (a)	106,336	9,713,794
		21,405,721
Biotechnology 2.0%
Regeneron Pharmaceuticals, Inc. (a)	12,880	7,193,995
Seagen, Inc. (a)	27,300	4,310,124
Vertex Pharmaceuticals, Inc. (a)	31,147	6,280,170
		17,784,289
Building Products 1.0%
Fortune Brands Home & Security, Inc.	93,081	9,271,798
Capital Markets 3.8%
BlackRock, Inc.	12,604	11,028,122
Charles Schwab Corp. (The)	118,059	8,595,876
Morgan Stanley	159,105	14,588,337
		34,212,335
Chemicals 2.1%
PPG Industries, Inc.	57,221	9,714,409
Sherwin-Williams Co. (The)	33,635	9,163,856
		18,878,265
Commercial Services & Supplies 0.6%
Copart, Inc. (a)	40,861	5,386,706
Consumer Finance 1.6%
American Express Co.	88,744	14,663,171
	Shares	Value

Diversified Telecommunication Services 1.2%
Verizon Communications, Inc.	197,025	$ 11,039,311
Electric Utilities 2.2%
American Electric Power Co., Inc.	56,502	4,779,504
Duke Energy Corp.	86,038	8,493,672
Pinnacle West Capital Corp.	79,964	6,554,649
		19,827,825
Electrical Equipment 0.9%
AMETEK, Inc.	62,696	8,369,916
Electronic Equipment, Instruments & Components 1.7%
CDW Corp.	43,626	7,619,281
Corning, Inc.	176,309	7,211,038
		14,830,319
Entertainment 3.4%
Netflix, Inc. (a)	24,581	12,983,930
Walt Disney Co. (The) (a)	97,240	17,091,875
		30,075,805
Equity Real Estate Investment Trusts 1.7%
American Tower Corp.	33,018	8,919,483
Gaming and Leisure Properties, Inc.	128,337	5,945,853
		14,865,336
Health Care Equipment & Supplies 4.5%
Abbott Laboratories	63,742	7,389,610
Baxter International, Inc.	108,991	8,773,775
Becton Dickinson and Co.	30,308	7,370,603
Danaher Corp.	38,012	10,200,900
Hologic, Inc. (a)	91,651	6,114,955
		39,849,843
Health Care Providers & Services 2.1%
UnitedHealth Group, Inc.	47,705	19,102,990
Hotels, Restaurants & Leisure 2.7%
Airbnb, Inc., Class A (a)	40,795	6,247,346
Booking Holdings, Inc. (a)	3,819	8,356,316
McDonald's Corp.	40,004	9,240,524
		23,844,186
Household Products 2.9%
Colgate-Palmolive Co.	115,525	9,397,959
Procter & Gamble Co. (The)	123,869	16,713,644
		26,111,603

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Wellington U.S. Equity Portfolio

	Shares	Value
Common Stocks (continued)
Insurance 0.8%
Chubb Ltd.	46,655	$ 7,415,346
Interactive Media & Services 8.4%
Alphabet, Inc. (a)
Class A	15,577	38,035,763
Class C	4,862	12,185,728

Facebook, Inc., Class A (a)	71,476	24,852,920
		75,074,411
Internet & Direct Marketing Retail 4.6%
Amazon.com, Inc. (a)	11,963	41,154,634
IT Services 4.2%
Fidelity National Information Services, Inc.	58,370	8,269,278
Global Payments, Inc.	42,892	8,043,966
GoDaddy, Inc., Class A (a)	79,437	6,907,841
Mastercard, Inc., Class A	39,745	14,510,502
		37,731,587
Life Sciences Tools & Services 1.3%
Thermo Fisher Scientific, Inc.	22,286	11,242,619
Machinery 2.6%
Deere & Co.	21,284	7,507,079
Illinois Tool Works, Inc.	32,071	7,169,793
Nordson Corp.	36,749	8,066,773
		22,743,645
Oil, Gas & Consumable Fuels 1.5%
EOG Resources, Inc.	82,993	6,924,936
Pioneer Natural Resources Co.	38,029	6,180,473
		13,105,409
Pharmaceuticals 3.3%
Eli Lilly and Co.	68,028	15,613,786
Merck & Co., Inc.	182,214	14,170,783
		29,784,569
Professional Services 1.7%
Equifax, Inc.	31,477	7,539,056
Leidos Holdings, Inc.	76,706	7,754,977
		15,294,033
Semiconductors & Semiconductor Equipment 5.8%
Advanced Micro Devices, Inc. (a)	99,149	9,313,066
KLA Corp.	28,594	9,270,461
	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Marvell Technology, Inc.	143,004	$ 8,341,423
QUALCOMM, Inc.	71,836	10,267,519
Texas Instruments, Inc.	73,861	14,203,470
		51,395,939
Software 9.0%
Microsoft Corp.	199,013	53,912,621
salesforce.com, Inc. (a)	56,900	13,898,963
SS&C Technologies Holdings, Inc.	65,472	4,717,912
Workday, Inc., Class A (a)	32,326	7,717,509
		80,247,005
Specialty Retail 1.6%
TJX Cos., Inc. (The)	216,454	14,593,329
Technology Hardware, Storage & Peripherals 5.5%
Apple, Inc.	299,363	41,000,757
NetApp, Inc.	103,142	8,439,078
		49,439,835
Textiles, Apparel & Luxury Goods 3.4%
NIKE, Inc., Class B	73,979	11,429,016
PVH Corp. (a)	58,747	6,320,590
Under Armour, Inc., Class C (a)	252,492	4,688,776
VF Corp.	97,235	7,977,159
		30,415,541
Total Common Stocks (Cost $750,392,539)		883,587,643
Short-Term Investment 1.1%
Affiliated Investment Company 1.1%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	9,906,952	9,906,952
Total Short-Term Investment (Cost $9,906,952)		9,906,952
Total Investments (Cost $760,299,491)	99.9%	893,494,595
Other Assets, Less Liabilities	0.1	493,777
Net Assets	100.0%	$ 893,988,372

†	Percentages indicated are based on Portfolio net assets.
(a)	Non-income producing security.
(b)	Current yield as of June 30, 2021.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 883,587,643	$ —	$ —	$ 883,587,643
Short-Term Investment
Affiliated Investment Company	9,906,952	—	—	9,906,952
Total Investments in Securities	$ 893,494,595	$ —	$ —	$ 893,494,595

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Wellington U.S. Equity Portfolio

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $750,392,539)	$883,587,643
Investment in affiliated investment companies, at value (identified cost $9,906,952)	9,906,952
Cash	1,549
Receivables:
Portfolio shares sold	638,157
Dividends	369,158
Other assets	52,351
Total assets	894,555,810
Liabilities
Payables:
Manager (See Note 3)	386,650
Portfolio shares redeemed	77,870
NYLIFE Distributors (See Note 3)	59,119
Professional fees	27,357
Custodian	16,442
Total liabilities	567,438
Net assets	$893,988,372
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 27,335
Additional paid-in-capital	543,509,191
543,536,526
Total distributable earnings (loss)	350,451,846
Net assets	$893,988,372
Initial Class
Net assets applicable to outstanding shares	$602,746,265
Shares of beneficial interest outstanding	18,333,437
Net asset value per share outstanding	$ 32.88
Service Class
Net assets applicable to outstanding shares	$291,242,107
Shares of beneficial interest outstanding	9,001,563
Net asset value per share outstanding	$ 32.35

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 5,070,969
Securities lending	3,617
Dividends-affiliated	202
Total income	5,074,788
Expenses
Manager (See Note 3)	2,227,357
Distribution/Service—Service Class (See Note 3)	348,997
Professional fees	50,041
Shareholder communication	36,225
Custodian	13,970
Trustees	7,788
Miscellaneous	10,674
Total expenses	2,695,052
Net investment income (loss)	2,379,736
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	165,789,628
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(42,893,265)
Net realized and unrealized gain (loss)	122,896,363
Net increase (decrease) in net assets resulting from operations	$125,276,099
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Wellington U.S. Equity Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,379,736	$ 7,124,852
Net realized gain (loss)	165,789,628	44,306,392
Net change in unrealized appreciation (depreciation)	(42,893,265)	43,345,069
Net increase (decrease) in net assets resulting from operations	125,276,099	94,776,313
Distributions to shareholders:
Initial Class	—	(40,145,517)
Service Class	—	(22,213,114)
Total distributions to shareholders	—	(62,358,631)
Capital share transactions:
Net proceeds from sales of shares	94,819,838	95,611,235
Net asset value of shares issued to shareholder in reinvestment of distributions	—	62,358,631
Cost of shares redeemed	(93,921,544)	(234,921,020)
Increase (decrease) in net assets derived from capital share transactions	898,294	(76,951,154)
Net increase (decrease) in net assets	126,174,393	(44,533,472)
Net Assets
Beginning of period	767,813,979	812,347,451
End of period	$893,988,372	$ 767,813,979
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 28.28	$ 26.83	$ 25.23	$ 29.75	$ 25.60	$ 25.43
Net investment income (loss) (a)	0.10	0.28	0.38	0.42	0.43	0.40
Net realized and unrealized gain (loss) on investments	4.50	3.68	5.74	(1.69)	5.30	1.82
Total from investment operations	4.60	3.96	6.12	(1.27)	5.73	2.22
Less distributions:
From net investment income	—	(0.43)	(0.43)	(0.49)	(0.39)	(0.40)
From net realized gain on investments	—	(2.08)	(4.09)	(2.76)	(1.19)	(1.65)
Total distributions	—	(2.51)	(4.52)	(3.25)	(1.58)	(2.05)
Net asset value at end of period	$ 32.88	$ 28.28	$ 26.83	$ 25.23	$ 29.75	$ 25.60
Total investment return (b)	16.27%(c)	15.55%	26.21%	(5.84)%	22.83%	9.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.66%††	1.09%	1.37%	1.40%	1.53%	1.57%
Net expenses (d)	0.57%††	0.58%	0.58%	0.57%	0.57%	0.58%
Portfolio turnover rate	22%	143%	119%	125%	98%	125%
Net assets at end of period (in 000’s)	$ 602,746	$ 497,644	$ 543,355	$ 454,804	$ 639,120	$ 577,310

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2021*	Year Ended December 31,
Service Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 27.87	$ 26.47	$ 24.94	$ 29.45	$ 25.37	$ 25.23
Net investment income (loss) (a)	0.06	0.21	0.31	0.35	0.35	0.33
Net realized and unrealized gain (loss) on investments	4.42	3.62	5.67	(1.68)	5.26	1.81
Total from investment operations	4.48	3.83	5.98	(1.33)	5.61	2.14
Less distributions:
From net investment income	—	(0.35)	(0.36)	(0.42)	(0.34)	(0.35)
From net realized gain on investments	—	(2.08)	(4.09)	(2.76)	(1.19)	(1.65)
Total distributions	—	(2.43)	(4.45)	(3.18)	(1.53)	(2.00)
Net asset value at end of period	$ 32.35	$ 27.87	$ 26.47	$ 24.94	$ 29.45	$ 25.37
Total investment return (b)	16.07%(c)	15.26%	25.89%	(6.08)%	22.52%	8.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.41%††	0.83%	1.12%	1.17%	1.28%	1.32%
Net expenses (d)	0.82%††	0.83%	0.83%	0.82%	0.82%	0.83%
Portfolio turnover rate	22%	143%	119%	125%	98%	125%
Net assets at end of period (in 000’s)	$ 291,242	$ 270,170	$ 268,992	$ 237,094	$ 268,526	$ 194,992

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Wellington U.S. Equity Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Wellington U.S. Equity Portfolio (formerly known as MainStay VP MacKay Common Stock Portfolio) (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 23, 1984
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

17

Notes to Financial Statements (Unaudited) (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter

18	MainStay VP Wellington U.S. Equity Portfolio

assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in exchange-traded funds ("ETFs") and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends
19

Notes to Financial Statements (Unaudited) (continued)
on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2021, the Portfolio did not have any portfolio securities on loan.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(H) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective May 1, 2021, due to the replacement of MacKay Shields LLC ("MacKay Shields") as the Portfolio’s subadvisor and the appointment of Wellington Management Company LLP (“Wellington” or the “Subadvisor”) as the Portfolio’s subadvisor. Wellington, a registered investment adviser, is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% in excess of $1 billion. During the six-month period ended June 30, 2021, the effective management fee rate was 0.54%
During the six-month period ended June 30, 2021, New York Life Investments earned fees from the Portfolio in the amount of $2,227,357 and paid MacKay Shields and Wellington $726,612 and $337,696, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

20	MainStay VP Wellington U.S. Equity Portfolio

(C) Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 2,314	$ 85,626	$ (78,033)	$ —	$ —	$ 9,907	$ —(a)	$ —	9,907

(a)	Less than $500.

Note 4-Federal Income Tax
As of June 30, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$762,718,292	$141,348,864	$(10,572,561)	$130,776,303
During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$19,229,381
Long-Term Capital Gains	43,129,250
Total	$62,358,631
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $3,859 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2021, purchases and sales of securities, other than short-term securities, were $189,308 and $179,712, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:

21

Notes to Financial Statements (Unaudited) (continued)
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	2,921,509	$ 90,733,745
Shares redeemed	(2,185,238)	(68,849,134)
Net increase (decrease)	736,271	$ 21,884,611
Year ended December 31, 2020:
Shares sold	2,990,187	$ 77,797,974
Shares issued to shareholders in reinvestment of distributions	1,546,962	40,145,517
Shares redeemed	(7,190,684)	(182,095,530)
Net increase (decrease)	(2,653,535)	$ (64,152,039)

Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	138,469	$ 4,086,093
Shares redeemed	(832,555)	(25,072,410)
Net increase (decrease)	(694,086)	$ (20,986,317)
Year ended December 31, 2020:
Shares sold	742,721	$ 17,813,261
Shares issued to shareholders in reinvestment of distributions	868,198	22,213,114
Shares redeemed	(2,077,311)	(52,825,490)
Net increase (decrease)	(466,392)	$ (12,799,115)
Note 10-Litigation
The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO.
Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).
In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.
The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).
On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were pre-empted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020. Plaintiffs filed a new petition for certiorari with the Supreme Court on July 6, 2020. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Portfolio. Defendants filed an opposition to the certiorari petition on August 26, 2020. Plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021. The Supreme Court denied the petition for certiorari on April 19, 2021.

22	MainStay VP Wellington U.S. Equity Portfolio

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.
On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.
On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his brief on January 7, 2020. The shareholder defendants filed an opposition brief on April 27, 2020, and Appellant filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.
The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio's cost basis in shares of Tribune was as follows:
Portfolio	Proceeds	Cost Basis
MainStay VP Wellington U.S. Equity Portfolio	$1,300,602	$1,174,184
At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio's net asset value.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
23

Board Consideration and Approval of Subadvisory Agreement with Wellington Management Company LLP (Unaudited)
The Subadvisory Agreement between New York Life Investment Management LLC (“New York Life Investments”) and Wellington Management Company LLP (“Wellington”) with respect to the MainStay VP Wellington U.S. Equity Portfolio (formerly known as the MainStay VP MacKay Common Stock Portfolio) (“Portfolio”) (“New Subadvisory Agreement”), must be approved initially and, following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its February 3, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the New Subadvisory Agreement for an initial two-year period.
At meetings held on January 21, January 25 and February 3, 2021, the Board considered and approved New York Life Investments’ recommendations to appoint Wellington as the subadvisor to the Portfolio, to approve the New Subadvisory Agreement and to approve the related changes to the Portfolio’s principal investment strategies, name and investment process (the “Repositioning”), all effective on or about May 1, 2021. The Board noted that the material terms of the New Subadvisory Agreement are substantially identical to the terms of the then-current subadvisory agreement with MacKay Shields LLC (“MacKay”) with respect to the Portfolio, but that the subadvisory fee schedule under the New Subadvisory Agreement with Wellington includes fees that are lower at every level of assets than the subadvisory fees paid to MacKay under the then-current subadvisory agreement.
In reaching the decisions to approve the Repositioning and New Subadvisory Agreement, the Board considered information furnished by New York Life Investments and Wellington in connection with meetings of the Board and its Contracts, Investment and Risk and Compliance Oversight Committees held on January 21, January 25 and February 3, 2021, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. In addition, the Board considered information previously provided to the Board in connection with its review of the subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee. The Board also considered information furnished by Wellington in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the New Subadvisory Agreement and investment performance reports on the Portfolio as well as presentations from New York Life Investments and Wellington personnel. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The
Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In considering the Repositioning and the New Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services to be provided to the Portfolio by Wellington; (ii) the investment performance of the Portfolio, the qualifications of the proposed portfolio managers of the Portfolio and the historical investment performance of products managed by such portfolio managers with investment strategies similar to those of the Portfolio, as repositioned; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by Wellington from its relationship with the Portfolio; (iv) the extent to which economies of scale may be realized if the Portfolio grows and the extent to which economies of scale may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s proposed subadvisory fee to be paid by New York Life Investments to Wellington and estimated total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s proposed fees and estimated expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s proposed fees and estimated total ordinary operating expenses as compared to the peer funds identified by New York Life Investments.
Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement were based on a consideration of the information provided to the Trustees throughout the year, such as presentations from Wellington personnel, as well as information furnished specifically in connection with the contract review process for the Portfolio, in each case as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Wellington with respect to the Portfolio. The Board took note of New York Life Investments’ belief that Wellington, with its resources and historical investment performance track record for strategies similar to those of the Portfolio, as repositioned, is well qualified to serve as the Portfolio’s subadvisor. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.

24	MainStay VP Wellington U.S. Equity Portfolio

The factors that figured prominently in the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decisions.
Nature, Extent and Quality of Services Provided by Wellington
In considering the Repositioning and the New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Portfolio, noting that New York Life Investments is responsible for supervising the Portfolio’s subadvisor. The Board examined the nature, extent and quality of the investment advisory services that Wellington proposed to provide to the Portfolio. Further, the Board evaluated and/or examined the following with regard to Wellington:
•	experience in providing investment advisory services;
•	experience in serving as advisor or subadvisor to other funds with similar strategies as those of the Portfolio, as repositioned, and the performance track record of those funds;
•	experience of investment advisory, senior management and administrative personnel;
•	overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Wellington;
•	New York Life Investments’ and Wellington’s belief that their respective compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws and their commitment to further developing and strengthening compliance programs relating to the MainStay Group of Funds generally and the Portfolio specifically;
•	ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio;
•	portfolio construction and risk management processes;
•	experience of the Portfolio’s proposed portfolio managers, including with respect to investment strategies similar to those of the Portfolio, as repositioned, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers; and
•	overall reputation, financial condition and assets under management.
Based on these considerations, the Board concluded that the Portfolio would likely benefit from the nature, extent and quality of the proposed investment advisory services to be provided by Wellington.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositioning, and the New Subadvisory Agreement considered by New York Life Investments. In addition, the Board considered steps taken to seek to improve the Portfolio’s investment performance and discussions between the Portfolio’s current portfolio management team and the Investment Committee of the Board. The Board further considered that shareholders may benefit from Wellington’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Portfolio, as repositioned, was not available.
The Board evaluated the Portfolio’s proposed portfolio management team, investment process, strategies and risks. The Board noted that Wellington currently manages one or more portfolios with investment strategies similar to those of the Portfolio, as repositioned. Additionally, the Board considered the historical performance of such portfolio or portfolios and other portfolios managed by the proposed portfolio managers for the Portfolio. Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by Wellington.
Based on these considerations, the Board concluded that the selection of Wellington as the subadvisor to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.
Costs of the Services to be Provided, and Profits to be Realized, by Wellington
The Board considered the anticipated costs of the services to be provided by Wellington under the New Subadvisory Agreement and the profits expected to be realized by Wellington due to its relationship with the Portfolio. The Board considered that Wellington’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that these fees would be paid by New York Life Investments, not the Portfolio.
In evaluating the anticipated costs of the services to be provided by Wellington and profits expected to be realized by Wellington, the Board considered, among other factors, Wellington’s investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the services proposed to be provided to the Portfolio, and that New York Life Investments would be responsible for paying the subadvisory fee to Wellington. The Board also considered the financial resources of Wellington and acknowledged that Wellington must be in a position to
25

Board Consideration and Approval of Subadvisory Agreement with Wellington Management Company LLP (Unaudited) (continued)
attract and retain experienced professional personnel and to maintain a strong financial position for Wellington to be able to provide high-quality services to the Portfolio.
In considering anticipated costs and profitability, the Board also considered certain fall-out benefits that may be realized by Wellington due to its relationship with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the potential benefits to Wellington from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to Wellington in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In addition, the Board also requested and received information from New York Life Investments concerning other material business relationships between Wellington and its affiliates and New York Life Investments and its affiliates, and considered the existence of a strategic partnership between New York Life Investments and Wellington that relates to certain current and future products that represented a conflict of interest associated with New York Life Investments’ recommendation to approve the Repositioning and the New Subadvisory Agreement.
The Board took into account the fact that the Portfolio would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and Wellington that a significant portion of the holdings of the Portfolio would be sold to align the Portfolio’s holdings with the strategies that would be pursued by Wellington. Additionally, the Board considered New York Life Investments’ representation that New York Life Investments would work closely with Wellington to seek to execute the optimal transition strategy and that New York Life Investments would make every effort to minimize potential direct and indirect costs associated with the Repositioning.
The Board considered that any profits realized by Wellington due to its relationship with the Portfolio would be the result of arm’s-length negotiations between New York Life Investments and Wellington, acknowledging that any such profits would be based on fees paid to Wellington by New York Life Investments, not the Portfolio.
Subadvisory Fee and Estimated Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee to be paid under the New Subadvisory Agreement and the Portfolio’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Portfolio to New York Life Investments because the subadvisory fee to be paid to Wellington would be paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s proposed fees and estimated expenses, the Board considered information provided by New York Life Investments on fees and expenses of peer funds. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s proposed expense structure would permit economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s proposed expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the Repositioning and the New Subadvisory Agreement.

26	MainStay VP Wellington U.S. Equity Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
27

Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
28	MainStay VP Wellington U.S. Equity Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
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New York, NY 10010
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NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2021 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781606	MSVPCS10-08/21
(NYLIAC) NI511

MainStay VP Small Cap Growth Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
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Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the U.S. Federal Reserve. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date[1]	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Initial Class Shares	2/17/2012	9.36%	53.13%	19.05%	13.05%	0.85%
Service Class Shares	2/17/2012	9.23	52.75	18.76	12.77	1.10

1.	Effective May 1, 2020, the Portfolio replaced its subadvisor and modified its principal investment strategies. Therefore, the performance information shown in this report prior to May 1, 2020 reflects the Portfolio’s prior subadvisor and its principal investment strategies.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Russell 2000® Growth Index[1]	8.98%	51.36%	18.76%	14.40%
Morningstar Small Growth Category Average[2]	12.20	54.34	20.21	14.40

1.	The Russell 2000® Growth Index is the Portfolio’s primary benchmark. The Russell 2000® Growth Index is a broad-based benchmark that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Small Growth Category Average is representative of funds that focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Small Cap Growth Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,093.60	$4.31	$1,020.68	$4.16	0.83%
Service Class Shares	$1,000.00	$1,092.30	$5.60	$1,019.44	$5.41	1.08%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Small Cap Growth Portfolio

Industry Composition as of June 30, 2021 (Unaudited)
Software	9.9%
IT Services	7.0
Health Care Equipment & Supplies	5.9
Health Care Providers & Services	5.9
Semiconductors & Semiconductor Equipment	5.6
Biotechnology	5.1
Commercial Services & Supplies	4.5
Life Sciences Tools & Services	4.1
Hotels, Restaurants & Leisure	3.7
Chemicals	3.4
Insurance	3.3
Professional Services	3.3
Diversified Consumer Services	3.1
Health Care Technology	3.0
Capital Markets	2.4
Building Products	2.2
Equity Real Estate Investment Trusts	2.0
Aerospace & Defense	2.0
Machinery	1.8
Diversified Telecommunication Services	1.6
Banks	1.6
Specialty Retail	1.5
Interactive Media & Services	1.5
Entertainment	1.5%
Leisure Products	1.3
Pharmaceuticals	1.3
Food Products	1.2
Electronic Equipment, Instruments & Components	1.0
Road & Rail	0.9
Construction & Engineering	0.9
Food & Staples Retailing	0.9
Trading Companies & Distributors	0.6
Household Durables	0.6
Electrical Equipment	0.6
Auto Components	0.5
Communications Equipment	0.5
Multiline Retail	0.5
Internet & Direct Marketing Retail	0.4
Media	0.3
Consumer Finance	0.3
Energy Equipment & Services	0.3
Short–Term Investments	2.7
Other Assets, Less Liabilities	–0.7
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings as of June 30, 2021 (excluding short-term investments) (Unaudited)
1.	Bright Horizons Family Solutions, Inc.
2.	Charles River Laboratories International, Inc.
3.	Workiva, Inc.
4.	Cogent Communications Holdings, Inc.
5.	Zynga, Inc., Class A
6.	Genpact Ltd.
7.	Churchill Downs, Inc.
8.	Goosehead Insurance, Inc., Class A
9.	Globant SA
10.	Endava plc

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Brian C. Fitzsimons, CFA, and Mitch S. Begun, CFA, of Segall Bryant & Hamill, LLC (“SBH”), one of the Portfolio’s Subadvisors, and Christopher A. Berrier and George Sakellaris, CFA, of Brown Advisory Group LLC (“Brown Advisory”), the Portfolio’s other Subadvisor.
How did MainStay VP Small Cap Growth Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP Small Cap Growth Portfolio returned 9.36% for Initial Class shares and 9.23% for Service Class shares. Over the same period, both share classes outperformed the 8.98% return of the Russell 2000® Growth Index (“the Index”), which is the Portfolio’s primary benchmark, and underperformed the 12.20% return of the Morningstar Small Growth Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
SBH
The portion of the Portfolio subadvised by SBH outperformed the Index due to favorable sector allocation decisions. Security selection detracted slightly from relative performance.
Brown Advisory
In the first half of the reporting period, market leadership was dominated by companies with high short interest, low return on equity, high leverage and low share prices, all characteristics of stocks we consider to be lower quality. We tend to invest in issues that we consider higher quality. For the portion of the Portfolio subadvised by Brown Advisory, underweight exposure to these low-quality factors certainly produced a performance headwind for the first half of the reporting period. Thus, while the fundamental results from the vast majority of our companies were solid, our stock selection struggled to overcome the market’s bias in favor of lower quality. As the second half of the reporting period started, this trend began to reverse and market participants seemed to once again focus on fundamentals, which aided the Portfolio’s performance. During the final month of the reporting period, however, low-quality factors once again began to lead the market. This oscillation between high-quality and low-quality market leadership made relative returns volatile; nevertheless, the Portfolio outperformed the Index, largely due to positive security selection.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
SBH
The three sectors that made the strongest positive contributions to the performance of the portion of the Portfolio subadvised by SBH relative to the Index were information technology, industrials and real estate. (Contributions take weightings and total returns into account.) Conversely, the three sectors that detracted most from relative performance during the reporting period were financials, health care and consumer discretionary.
Brown Advisory
The three sectors making the strongest contributions to the relative performance of the portion of the Portfolio subadvised by Brown Advisory were health care, real estate and energy. In health care, the bulk of the strong positive performance relative to the Index was the result of stock selection; however, the Portfolio’s underweight exposure to the sector also proved helpful. The three weakest contributors were consumer discretionary, industrials and information technology.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
SBH
The three strongest performing holdings in the portion of the Portfolio subadvised by SBH included online freelance marketplace provider Upwork, online apparel retailer Revolve Group and work management software company Asana. Upwork’s user growth and engagement on its platform were strong as the pandemic heightened awareness of the value of its offerings to those engaged in remote and distributed work. Revolve Group reported improving sales trends as the economy reopened, driving an uptick in average order sizes. The company’s ability to generate significant free cash flow during the reporting period was also notable and a testament to its lean, flexible business model. Asana experienced accelerating sales growth with continued success moving upmarket to serve larger enterprise customers. In addition, the CEO was an aggressive buyer of the stock during the reporting period. We trimmed all three positions during the reporting period over valuation concerns. Shares in another notably strong performer, information technology services provider Endava, gained ground based on the company’s strength across all regions and verticals. As of June 30, 2021, Endava remained one of the Portfolio’s largest positions, reflecting our view that digital transformation projects remain in the early innings of adoption with a very large addressable market.
The stocks that detracted most from absolute performance were insurance distributor SelectQuote and biotechnology companies Turning Point Therapeutics and Amicus Therapeutics. SelectQuote stock lost ground when the company gave mixed guidance after ramping up investments for new product offerings; nevertheless, we remained optimistic about the company’s growth profile, particularly in the expanding area of Medicare Advantage. Turning Point shares were weak after the company reported inconclusive early-stage data from a drug candidate for a rare form of lung cancer. However, in our opinion, the primary driver behind the stock’s slide during the reporting period was a broadly based decline affecting most of the biotechnology subsector. Shares in

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Small Cap Growth Portfolio

Amicus Therapeutics, which develops treatments for rare diseases, declined after the company announced disappointing results from a clinical trial for a drug candidate for Pompe disease. In our opinion, the company’s valuation remains attractive based solely on our expectations for revenues from its drug for Fabry disease.
Brown Advisory
The three strongest performing holdings in the portion of the Portfolio subadvised by Brown Advisory included laboratory testing and contract research services provider Charles River Laboratories International, silicone breast implant developer and manufacturer Establishment Labs and health care for seniors services provider agilon health. Charles River stock benefited from the company’s success in continuing to execute at a very high level as the leading pre-clinical contract research organization, supporting hundreds of well-funded biotech assets. Strategic mergers and acquisitions in the high growth and exciting areas of cell and gene therapy continued during the reporting period, and investors continued to gain confidence in the company’s next phase of growth. Establishment Labs continued to garner more investor attention following several new and novel product announcements that dramatically expanded its total addressable market. The management team executed well during the pandemic and the company appears well positioned as global economies reopen. The Portfolio initiated its position in agilon health upon the company’s initial public offering on April 15, 2021, with a sizeable allocation, building on a relationship with the company’s management team and sponsors begun while agilon was still privately held. In our opinion, agilon possesses a highly scalable, value-based care model that partners with and enables leading primary care groups to assume full financial risk for their Medicare patients, enhancing both quality of care and medical practice economics.
The stocks that detracted most from absolute performance were automobile auction services firm IAA, genetic and molecular testing services company NeoGenomics, and childcare and education services provider Bright Horizons Family Solutions. IAA shares retreated after a strong rebound off pandemic-related lows in mid-2020. We believe that secular trends toward higher total loss rates and the company's digital transformation can continue to drive years of double-digit cash flow growth. NeoGenomics stock was pressured during the reporting period as a result of the company’s investment in (and assumed future purchase of) Inivata, a privately held, next-generation diagnostics company. During the reporting period, Inivata saw its public peers, such as Guardant and Natera, come under pressure due to their extended valuations. Bright Horizons Family Solutions’ shares pulled back in the second quarter of 2021 following strong share-price appreciation earlier in the year as investors began to focus on the number of centers that remained closed due to the lingering effects of the pandemic.
Did the Portfolio make any significant purchases or sales during the reporting period?
SBH
Significant new purchases during the reporting period included payment processor solutions provider Shift4 Payments and social media management software company Sprout Social. Shift4 is a niche market leader of payment solutions in the hospitality industry, benefiting from the reopening of the economy. In our opinion, the company has a unique opportunity to capture incremental revenues from existing customers through its new, broader product suite. We believe Sprout Social’s cloud software platform is well positioned for the ongoing shift to social media as the default medium for managing brand communication with customers.
The most notable sales included semiconductor materials provider Entegris and ski resort company Vail Mountain Resorts. The Entegris position was sold as the company’s market cap rose beyond the small-cap investment universe. We exited the Portfolio’s Vail position after the company cut prices on its season passes, which we viewed as a long-term negative.
Brown Advisory
Significant purchases included building products manufacturer AZEK, pest control provider Terminix and health care provider agilon health. The Portfolio’s purchase of AZEK shares reflected our view that the company—a leading manufacturer of low-maintenance and environmentally sustainable building products—operates in an attractive composite decking space that offers a combination of secular growth, less cyclicality given decking replacement demand and margin enhancement opportunities. Terminix’s new CEO shed ancillary businesses and appears focused on returning the core pest business to organic growth while improving profitability, a task that we think is achievable given the company’s leading brand recognition.
Significant sales included the Portfolio’s positions in alternative asset manager Ares Management; process optimization software solutions provider Aspen Technology; and utility, aerospace and commercial product and system producer ESCO Technologies. Ares Management was eliminated from the Portfolio due to market-cap constraints. The position in Aspen Technology was sold on concerns regarding the long-term health of the end markets Aspen serves. ESCO Technologies holdings were eliminated from the Portfolio based on the stock’s relatively high valuation and the availability of more attractive opportunities elsewhere.
How did the Portfolio’s sector weightings change during the reporting period?
SBH
The portion of the Portfolio subadvised by SBH saw its largest sector increases relative to the Index in information technology after underperformance across the sector in the first quarter of
9

2021 presented buying opportunities we judged attractive. Significant consumer discretionary reductions relative to the Index occurred after the sector exhibited extraordinary strength due to reopening prospects, giving us pause about valuations across a number of holdings. Energy was the only other sector experiencing a material change in positioning as the Portfolio’s relative exposure declined when the sector’s representation rose in the Index.
Brown Advisory
The most notable change in sector exposure affecting the portion of the Portfolio subadvised by Brown Advisory was an increase in health care, reducing the extent of the Portfolio’s underweight exposure relative to the Index. We also trimmed the Portfolio’s information technology exposure from an overweight position to approximately in line with the Index.
How was the Portfolio positioned at the end of the reporting period?
SBH
As of June 30, 2021, the portion of the Portfolio subadvised by SBH held overweight exposure, relative to the Index, in the financials and industrials sectors, and underweight exposure primarily in the health care and consumer discretionary sectors. The portfolio’s overweight exposure to financials was primarily due not to investments in traditional banks, but rather to investments in unique, secular growth companies in the insurance sector, such as Goosehead Insurance and Trupanion. The Portfolio’s underweight exposure to health care was primarily due to holding relatively few investments in biotechnology companies, the vast majority of which do not, in our opinion, exhibit fundamentally stable growth characteristics.
Brown Advisory
As of June 30, 2021, the portion of the Portfolio subadvised by Brown Advisory held overweight exposure to the consumer discretionary and industrials sectors. As of the same date, the Portfolio held underweight exposure to energy and financials, neither of which represented a large portion of the Index. The Portfolio also held an underweight position in health care due to a relative lack of biotechnology exposure.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Small Cap Growth Portfolio

Portfolio of Investments June 30, 2021† (Unaudited)
	Shares	Value
Common Stocks 98.0%
Aerospace & Defense 2.0%
AeroVironment, Inc. (a)	22,009	$ 2,204,201
Hexcel Corp. (a)	63,667	3,972,821
Kratos Defense & Security Solutions, Inc. (a)	114,705	3,267,946
Mercury Systems, Inc. (a)	34,068	2,258,027
		11,702,995
Auto Components 0.5%
Fox Factory Holding Corp. (a)	19,484	3,032,879
Banks 1.6%
Bank OZK	37,104	1,564,305
Eagle Bancorp, Inc.	48,319	2,709,729
Prosperity Bancshares, Inc.	73,379	5,268,612
		9,542,646
Biotechnology 5.1%
Abcam plc, Sponsored ADR (a)	58,943	1,122,275
Acceleron Pharma, Inc. (a)	16,866	2,116,514
Amicus Therapeutics, Inc. (a)	119,829	1,155,152
Ascendis Pharma A/S, ADR (a)	12,790	1,682,524
Biohaven Pharmaceutical Holding Co. Ltd. (a)	35,277	3,424,691
Blueprint Medicines Corp. (a)	52,562	4,623,353
Fate Therapeutics, Inc. (a)	37,859	3,285,783
Natera, Inc. (a)	51,254	5,818,867
Neurocrine Biosciences, Inc. (a)	27,828	2,708,221
Turning Point Therapeutics, Inc. (a)	31,792	2,480,412
Xencor, Inc. (a)	56,078	1,934,130
		30,351,922
Building Products 2.2%
AZEK Co., Inc. (The) (a)	167,453	7,110,054
Trex Co., Inc. (a)	57,343	5,861,028
		12,971,082
Capital Markets 2.4%
Evercore, Inc., Class A	17,710	2,493,037
Focus Financial Partners, Inc., Class A (a)	51,947	2,519,429
Hamilton Lane, Inc., Class A	49,131	4,476,817
Houlihan Lokey, Inc.	32,383	2,648,605
StepStone Group, Inc., Class A	61,845	2,127,468
		14,265,356
Chemicals 3.4%
Avient Corp.	64,342	3,163,053
HB Fuller Co.	44,822	2,851,127
Ingevity Corp. (a)	42,416	3,450,966
	Shares	Value

Chemicals (continued)
Innospec, Inc.	20,239	$ 1,833,856
Livent Corp. (a)	250,598	4,851,577
Quaker Chemical Corp.	16,538	3,922,648
		20,073,227
Commercial Services & Supplies 4.5%
IAA, Inc. (a)	127,513	6,954,559
Montrose Environmental Group, Inc. (a)	33,414	1,792,995
MSA Safety, Inc.	20,034	3,317,230
Ritchie Bros Auctioneers, Inc.	55,734	3,303,912
Tetra Tech, Inc.	37,894	4,624,584
Waste Connections, Inc.	59,275	7,079,213
		27,072,493
Communications Equipment 0.5%
Infinera Corp. (a)	293,389	2,992,568
Construction & Engineering 0.9%
Ameresco, Inc., Class A (a)	64,949	4,073,601
Valmont Industries, Inc.	6,552	1,546,600
		5,620,201
Consumer Finance 0.3%
LendingTree, Inc. (a)	9,363	1,983,832
Diversified Consumer Services 3.1%
Bright Horizons Family Solutions, Inc. (a)	87,147	12,820,196
Chegg, Inc. (a)	32,820	2,727,670
Terminix Global Holdings, Inc. (a)	66,210	3,158,879
		18,706,745
Diversified Telecommunication Services 1.6%
Cogent Communications Holdings, Inc.	124,880	9,602,023
Electrical Equipment 0.6%
TPI Composites, Inc. (a)	71,942	3,483,432
Electronic Equipment, Instruments & Components 1.0%
Littelfuse, Inc.	12,129	3,090,348
Novanta, Inc. (a)	22,770	3,068,485
		6,158,833
Energy Equipment & Services 0.3%
Cactus, Inc., Class A	47,945	1,760,540
Entertainment 1.5%
Zynga, Inc., Class A (a)	843,749	8,969,052

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts 2.0%
Americold Realty Trust	58,861	$ 2,227,889
DigitalBridge Group, Inc. (a)	208,331	1,645,815
EastGroup Properties, Inc.	28,567	4,697,843
Terreno Realty Corp.	57,390	3,702,803
		12,274,350
Food & Staples Retailing 0.9%
Casey's General Stores, Inc.	26,200	5,099,568
Food Products 1.2%
Hain Celestial Group, Inc. (The) (a)	65,724	2,636,847
Simply Good Foods Co. (The) (a)	129,724	4,736,223
		7,373,070
Health Care Equipment & Supplies 5.9%
Cardiovascular Systems, Inc. (a)	60,295	2,571,582
CONMED Corp.	40,212	5,526,335
Establishment Labs Holdings, Inc. (a)	59,365	5,184,939
Globus Medical, Inc., Class A (a)	72,014	5,583,246
Inari Medical, Inc. (a)	35,502	3,311,627
Integra LifeSciences Holdings Corp. (a)	36,515	2,491,784
LivaNova plc (a)	24,793	2,085,339
Nevro Corp. (a)	11,641	1,929,961
OrthoPediatrics Corp. (a)	42,741	2,700,376
SI-BONE, Inc. (a)	45,157	1,421,091
Silk Road Medical, Inc. (a)	57,512	2,752,524
		35,558,804
Health Care Providers & Services 5.9%
Accolade, Inc. (a)	44,239	2,402,620
Addus HomeCare Corp. (a)	37,526	3,273,768
agilon health, Inc. (a)	114,350	4,639,180
Alignment Healthcare, Inc. (a)(b)	60,435	1,412,366
Amedisys, Inc. (a)	24,286	5,948,370
Castle Biosciences, Inc. (a)	42,580	3,122,391
Encompass Health Corp.	35,968	2,806,583
HealthEquity, Inc. (a)	51,601	4,152,848
LifeStance Health Group, Inc. (a)	68,775	1,916,072
Oak Street Health, Inc. (a)	44,281	2,593,538
Progyny, Inc. (a)	50,534	2,981,506
		35,249,242
Health Care Technology 3.0%
Inspire Medical Systems, Inc. (a)	27,068	5,231,162
Omnicell, Inc. (a)	38,706	5,862,024
Phreesia, Inc. (a)	58,358	3,577,345
	Shares	Value

Health Care Technology (continued)
Vocera Communications, Inc. (a)	81,373	$ 3,242,714
		17,913,245
Hotels, Restaurants & Leisure 3.7%
Choice Hotels International, Inc.	22,675	2,695,151
Churchill Downs, Inc.	42,985	8,522,206
MakeMyTrip Ltd. (a)	116,594	3,503,650
Shake Shack, Inc., Class A (a)	38,006	4,067,402
Wingstop, Inc.	22,523	3,550,300
		22,338,709
Household Durables 0.6%
TopBuild Corp. (a)	17,996	3,559,249
Insurance 3.3%
Goosehead Insurance, Inc., Class A	66,229	8,430,952
Palomar Holdings, Inc. (a)	42,829	3,231,876
Selectquote, Inc. (a)	97,811	1,883,840
Trupanion, Inc. (a)	53,023	6,102,947
		19,649,615
Interactive Media & Services 1.5%
Angi, Inc. (a)	323,513	4,373,896
Eventbrite, Inc., Class A (a)	161,969	3,077,411
Vimeo, Inc. (a)	31,888	1,562,512
		9,013,819
Internet & Direct Marketing Retail 0.4%
Revolve Group, Inc. (a)	37,795	2,604,075
IT Services 7.0%
Endava plc, Sponsored ADR (a)	69,346	7,862,449
Evo Payments, Inc., Class A (a)	186,982	5,186,881
Genpact Ltd.	190,769	8,666,636
Globant SA (a)	36,429	7,984,508
MAXIMUS, Inc.	46,633	4,102,305
Shift4 Payments, Inc., Class A (a)	55,968	5,245,321
WEX, Inc. (a)	14,042	2,722,744
		41,770,844
Leisure Products 1.3%
Callaway Golf Co.	152,993	5,160,454
Clarus Corp.	106,350	2,733,195
		7,893,649
Life Sciences Tools & Services 4.1%
Adaptive Biotechnologies Corp. (a)	61,136	2,498,017
Bruker Corp.	51,086	3,881,514

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Small Cap Growth Portfolio

	Shares	Value
Common Stocks (continued)
Life Sciences Tools & Services (continued)
Charles River Laboratories International, Inc. (a)	26,424	$ 9,774,766
NanoString Technologies, Inc. (a)	40,060	2,595,487
NeoGenomics, Inc. (a)	120,979	5,464,622
Olink Holding AB, ADR (a)	13,947	480,056
		24,694,462
Machinery 1.8%
IDEX Corp.	6,367	1,401,058
John Bean Technologies Corp.	44,565	6,355,860
Proto Labs, Inc. (a)	10,431	957,566
Woodward, Inc.	15,355	1,886,823
		10,601,307
Media 0.3%
New York Times Co. (The), Class A	46,043	2,005,173
Multiline Retail 0.5%
Ollie's Bargain Outlet Holdings, Inc. (a)	32,077	2,698,638
Pharmaceuticals 1.3%
Catalent, Inc. (a)	52,683	5,696,086
Pacira BioSciences, Inc. (a)	34,068	2,067,246
		7,763,332
Professional Services 3.3%
ASGN, Inc. (a)	30,949	2,999,887
FTI Consulting, Inc. (a)	29,873	4,080,951
Huron Consulting Group, Inc. (a)	50,849	2,499,228
ManTech International Corp., Class A	39,380	3,407,945
Upwork, Inc. (a)	113,032	6,588,635
		19,576,646
Road & Rail 0.9%
Knight-Swift Transportation Holdings, Inc.	38,701	1,759,348
Saia, Inc. (a)	18,468	3,868,861
		5,628,209
Semiconductors & Semiconductor Equipment 5.6%
CMC Materials, Inc.	29,693	4,475,923
Entegris, Inc.	38,152	4,691,551
Lattice Semiconductor Corp. (a)	74,821	4,203,444
Onto Innovation, Inc. (a)	65,776	4,804,279
Power Integrations, Inc.	38,792	3,183,271
Silicon Laboratories, Inc. (a)	48,459	7,426,342
	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
SiTime Corp. (a)	38,371	$ 4,857,385
		33,642,195
Software 9.9%
Anaplan, Inc. (a)	77,888	4,151,430
Asana, Inc., Class A (a)(b)	49,895	3,094,987
Blackline, Inc. (a)	28,913	3,217,150
Dynatrace, Inc. (a)	72,395	4,229,316
Envestnet, Inc. (a)	94,879	7,197,521
Everbridge, Inc. (a)	27,083	3,685,455
Mimecast Ltd. (a)	73,980	3,924,639
nCino, Inc. (a)	62,609	3,751,531
Nuance Communications, Inc. (a)	73,120	3,980,653
ON24, Inc. (a)	23,081	818,914
PROS Holdings, Inc. (a)	56,100	2,556,477
Sprout Social, Inc., Class A (a)	51,343	4,591,091
Sumo Logic, Inc. (a)(b)	48,408	999,625
Workiva, Inc. (a)	86,376	9,616,240
Zuora, Inc., Class A (a)	190,668	3,289,023
		59,104,052
Specialty Retail 1.5%
Leslie's, Inc. (a)	66,636	1,831,824
National Vision Holdings, Inc. (a)	97,345	4,977,250
Vroom, Inc. (a)	52,925	2,215,440
		9,024,514
Trading Companies & Distributors 0.6%
SiteOne Landscape Supply, Inc. (a)	21,857	3,699,516
Total Common Stocks (Cost $391,339,179)		587,026,109
Short-Term Investments 2.7%
Affiliated Investment Company 2.0%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	11,797,116	11,797,116
Unaffiliated Investment Company 0.7%
Wells Fargo Government Money Market Fund, 0.025% (c)(d)	4,522,423	4,522,423
Total Short-Term Investments (Cost $16,319,539)		16,319,539
Total Investments (Cost $407,658,718)	100.7%	603,345,648
Other Assets, Less Liabilities	(0.7)	(4,404,163)
Net Assets	100.0%	$ 598,941,485

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
†	Percentages indicated are based on Portfolio net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of June 30, 2021, the aggregate market value of securities on loan was $5,094,168; the total market value of collateral held by the Portfolio was $5,306,633. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $784,210. The Portfolio received cash collateral with a value of $4,522,423. (See Note 2(H))
(c)	Current yield as of June 30, 2021.
(d)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 587,026,109	$ —	$ —	$ 587,026,109
Short-Term Investments
Affiliated Investment Company	11,797,116	—	—	11,797,116
Unaffiliated Investment Company	4,522,423	—	—	4,522,423
Total Short-Term Investments	16,319,539	—	—	16,319,539
Total Investments in Securities	$ 603,345,648	$ —	$ —	$ 603,345,648

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Small Cap Growth Portfolio

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $395,861,602) including securities on loan of $5,094,168	$591,548,532
Investment in affiliated investment companies, at value (identified cost $11,797,116)	11,797,116
Receivables:
Portfolio shares sold	514,947
Dividends	163,583
Securities lending	1,205
Other assets	7,437
Total assets	604,032,820
Liabilities
Cash collateral received for securities on loan	4,522,423
Payables:
Manager (See Note 3)	392,988
Portfolio shares redeemed	82,679
Shareholder communication	40,839
NYLIFE Distributors (See Note 3)	34,923
Custodian	13,640
Professional fees	3,780
Trustees	63
Total liabilities	5,091,335
Net assets	$598,941,485
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 30,429
Additional paid-in-capital	273,065,194
273,095,623
Total distributable earnings (loss)	325,845,862
Net assets	$598,941,485
Initial Class
Net assets applicable to outstanding shares	$425,672,408
Shares of beneficial interest outstanding	21,436,609
Net asset value per share outstanding	$ 19.86
Service Class
Net assets applicable to outstanding shares	$173,269,077
Shares of beneficial interest outstanding	8,992,870
Net asset value per share outstanding	$ 19.27

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $10,989)	$ 942,701
Securities lending	9,060
Dividends-affiliated	960
Total income	952,721
Expenses
Manager (See Note 3)	2,329,697
Distribution/Service—Service Class (See Note 3)	205,012
Shareholder communication	25,193
Custodian	14,033
Professional fees	9,551
Trustees	5,692
Miscellaneous	7,416
Total expenses before waiver/reimbursement	2,596,594
Expense waiver/reimbursement from Manager (See Note 3)	(9,680)
Net expenses	2,586,914
Net investment income (loss)	(1,634,193)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	58,013,781
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(3,128,972)
Net realized and unrealized gain (loss)	54,884,809
Net increase (decrease) in net assets resulting from operations	$53,250,616
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Small Cap Growth Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (1,634,193)	$ (2,292,539)
Net realized gain (loss)	58,013,781	76,227,902
Net change in unrealized appreciation (depreciation)	(3,128,972)	100,556,905
Net increase (decrease) in net assets resulting from operations	53,250,616	174,492,268
Distributions to shareholders:
Initial Class	—	(11,171,351)
Service Class	—	(3,851,068)
Total distributions to shareholders	—	(15,022,419)
Capital share transactions:
Net proceeds from sales of shares	60,143,619	73,550,635
Net asset value of shares issued to shareholder in reinvestment of distributions	—	15,022,419
Cost of shares redeemed	(91,196,126)	(129,080,099)
Increase (decrease) in net assets derived from capital share transactions	(31,052,507)	(40,507,045)
Net increase (decrease) in net assets	22,198,109	118,962,804
Net Assets
Beginning of period	576,743,376	457,780,572
End of period	$598,941,485	$ 576,743,376
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 18.16	$ 13.31	$ 12.20	$ 14.09	$ 12.03	$ 11.53
Net investment income (loss) (a)	(0.05)	(0.06)	(0.06)	(0.06)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	1.75	5.36	2.96	(1.04)	2.78	1.19
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00‡	—	—	—	—
Total from investment operations	1.70	5.30	2.90	(1.10)	2.72	1.14
Less distributions:
From net realized gain on investments	—	(0.45)	(1.79)	(0.79)	(0.66)	(0.64)
Net asset value at end of period	$ 19.86	$ 18.16	$ 13.31	$ 12.20	$ 14.09	$ 12.03
Total investment return (b)	9.36%	40.48%	25.59%	(8.88)%	22.83%	10.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.50)%††	(0.41)%	(0.41)%	(0.40)%	(0.48)%	(0.41)%
Net expenses (c)	0.83%††(d)	0.85%(d)	0.85%	0.85%	0.85%	0.86%
Portfolio turnover rate	18%	101%	46%	41%	41%	36%
Net assets at end of period (in 000’s)	$ 425,672	$ 422,200	$ 332,474	$ 251,547	$ 312,106	$ 282,378

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

	Six months ended June 30, 2021*	Year Ended December 31,
Service Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 17.64	$ 12.97	$ 11.96	$ 13.87	$ 11.88	$ 11.42
Net investment income (loss) (a)	(0.07)	(0.09)	(0.09)	(0.09)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	1.70	5.21	2.89	(1.03)	2.74	1.17
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00‡	—	—	—	—
Total from investment operations	1.63	5.12	2.80	(1.12)	2.65	1.10
Less distributions:
From net realized gain on investments	—	(0.45)	(1.79)	(0.79)	(0.66)	(0.64)
Net asset value at end of period	$ 19.27	$ 17.64	$ 12.97	$ 11.96	$ 13.87	$ 11.88
Total investment return (b)	9.24%(c)	40.13%	25.28%	(9.11)%	22.53%	9.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.75)%††	(0.66)%	(0.65)%	(0.64)%	(0.72)%	(0.66)%
Net expenses (d)	1.08%††(e)	1.10%(e)	1.10%	1.10%	1.10%	1.11%
Portfolio turnover rate	18%	101%	46%	41%	41%	36%
Net assets at end of period (in 000’s)	$ 173,269	$ 154,543	$ 125,306	$ 96,497	$ 90,887	$ 70,131

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Expense waiver/reimbursement less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Small Cap Growth Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Small Cap Growth Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification
Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure

19

Notes to Financial Statements (Unaudited) (continued)
purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken

20	MainStay VP Small Cap Growth Portfolio

from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the
21

Notes to Financial Statements (Unaudited) (continued)
expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(J) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective May 1, 2020, due to the termination of Eagle Asset Management, Inc. as the Portfolio’s subadvisor and the appointment of Segall Bryant & Hamill, LLC (“SBH” or a “Subadvisor”) and Brown Advisory LLC (“Brown Advisory” or a “Subadvisor”, and together, with SBH, the “subadvisors”), as the Portfolio’s subadvisors. SBH, a registered investment adviser, serves as a Subadvisor to the Portfolio, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and SBH. Brown Advisory, a registered investment adviser, serves as a Subadvisor to the Portfolio, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Brown Advisory. Each Subadvisor is responsible for managing a portion of the Portfolio’s assets, as designated by the Manager from time to time. New York Life Investments pays for the services of the Subadvisors.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.81% up to $1 billion; and 0.785% in excess of $1 billion. During the six-month period ended June 30, 2021, the effective management fee rate was 0.81%.

22	MainStay VP Small Cap Growth Portfolio

During the six-month period ended June 30, 2021, New York Life Investments earned fees from the Portfolio in the amount of $2,329,697 and voluntarily waived fees/reimbursed expenses in the amount of $9,680 and paid SBH and Brown Advisory in the amount of $582,429 and $567,782, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
(C) Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 9,588	$ 140,116	$ (137,907)	$ —	$ —	$ 11,797	$ 1	$ —	11,797

Note 4-Federal Income Tax
As of June 30, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$408,031,159	$200,057,426	$(4,742,937)	$195,314,489
During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Long-Term Capital Gains	$15,022,419
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $3,877 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with

23

Notes to Financial Statements (Unaudited) (continued)
a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2021, purchases and sales of securities, other than short-term securities, were $98,244 and $133,567, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	2,421,405	$ 45,647,679
Shares redeemed	(4,237,487)	(81,096,969)
Net increase (decrease)	(1,816,082)	$(35,449,290)
Year ended December 31, 2020:
Shares sold	3,917,901	$ 53,281,864
Shares issued to shareholders in reinvestment of distributions	737,251	11,171,351
Shares redeemed	(6,390,605)	(93,305,819)
Net increase (decrease)	(1,735,453)	$(28,852,604)

Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	779,159	$ 14,495,940
Shares redeemed	(547,524)	(10,099,157)
Net increase (decrease)	231,635	$ 4,396,783
Year ended December 31, 2020:
Shares sold	1,540,640	$ 20,268,771
Shares issued to shareholders in reinvestment of distributions	261,458	3,851,068
Shares redeemed	(2,702,909)	(35,774,280)
Net increase (decrease)	(900,811)	$(11,654,441)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay VP Small Cap Growth Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisors, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
25

Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
26	MainStay VP Small Cap Growth Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
nylinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2021 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781614	MSVPESCG10-08/21
(NYLIAC) NI515

MainStay VP MacKay International Equity Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the U.S. Federal Reserve. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/1/1995	8.89%	37.24%	12.95%	8.24%	0.96%
Service Class Shares	6/5/2003	8.76	36.90	12.67	7.97	1.21

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI ACWI® ex USA Index (Net)[1]	9.16%	35.72%	11.08%	5.45%
MSCI EAFE® Index (Net)[2]	8.83	32.35	10.28	5.89
Morningstar Foreign Large Growth Category Average[3]	7.15	34.83	13.78	7.75

1.	The Portfolio has selected the MSCI ACWI® (All Country World Index) ex USA Index (Net) as its primary benchmark. The MSCI ACWI® ex USA Index (Net) is a free float-adjusted market capitalization weighted index is a broad-based benchmark that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The MSCI EAFE® Index (Net) is the Portfolio's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Foreign Large Growth Category Average is representative of funds that focus on high-priced growth stocks, mainly outside of the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These funds primarily invest in stocks that have market caps in the top 70% of each economically integrated market and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay International Equity Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,088.90	$4.92	$1,020.08	$4.76	0.95%
Service Class Shares	$1,000.00	$1,087.60	$6.21	$1,018.84	$6.01	1.20%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP MacKay International Equity Portfolio

Country Composition as of June 30, 2021 (Unaudited)
France	15.9%
United Kingdom	13.6
Germany	13.1
Japan	9.9
United States	9.0
Netherlands	5.7
Denmark	5.5
Switzerland	4.6
India	4.6
China	4.3
Taiwan	3.1
Sweden	1.9%
Ireland	1.9
Mexico	1.4
Canada	1.2
Italy	1.1
Spain	1.1
Israel	1.1
Brazil	0.9
Other Assets, Less Liabilities	0.1
100.0%
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings as of June 30, 2021 (excluding short-term investments) (Unaudited)
1.	Tencent Holdings Ltd.
2.	Sartorius Stedim Biotech
3.	Teleperformance
4.	Lonza Group AG (Registered)
5.	STERIS plc
6.	CyberAgent, Inc.
7.	Deutsche Boerse AG
8.	Dassault Systemes SE
9.	Koninklijke Philips NV
10.	Scout24 AG

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Carlos Garcia-Tunon, CFA, Ian Murdoch, CFA, and Lawrence Rosenberg, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay International Equity Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP MacKay International Equity Portfolio returned 8.89% for Initial Class shares and 8.76% for Service Class shares. Over the same period, both share classes underperformed the 9.16% return of the MSCI ACWI® Ex U.S. Index (Net), which is the Portfolio’s primary benchmark, while Initial Class shares outperformed and Service Class shares underperformed the 8.83% return of the MSCI EAFE® Index (Net), which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2021, both share classes outperformed the 7.15% return of the Morningstar Foreign Large Growth Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio’s underperformance relative to the MSCI ACWI® Ex U.S. Index (Net) was driven primarily by stock selection on both a sector and country basis. However, positive contributions from sector and country allocation helped to offset some of these headwinds. (Contributions take weightings and total returns into account.)
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
During the reporting period, the strongest positive contributions to the Portfolio's performance relative to the MSCI ACWI® Ex U.S. Index (Net) came from the consumer discretionary, consumer staples and health care sectors. During the same period, the weakest contributors to relative performance were the industrials, materials and energy sectors.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The top contributors to the Portfolio's absolute performance during the reporting period included shares in U.K. wealth manager St. James's Place, French customer relationship management services firm Teleperformance, and Swiss contract development and manufacturing organization Lonza Group. The most significant detractors in terms of absolute performance were holdings in Japanese elder care services facilitator SMS, German dialysis equipment and services provider Fresenius Medical Care, and Japanese engineering staffing provider TechnoPro Holdings.
Did the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the Portfolio's largest initial purchase was in shares of French pharmaceutical and laboratory equipment supplier Sartorius Stedim Biotech, while the largest increase in position size was in shares of Lonza Group. The Portfolio's largest full sale was its position in Fresenius Medical Care, while the largest decreased position size was in shares of Swedish measurement technology provider Hexagon.
How did the Portfolio’s sector weightings change during the reporting period?
The Portfolio's largest increases in sector exposures relative to the MSCI ACWI® Ex U.S. Index (Net) were in the health care and communication services sectors. Conversely, the Portfolio's largest decreases in relative sector exposures were within the information technology and real estate sectors.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2021, the Portfolio’s most overweight positions relative to the MSCI ACWI® Ex U.S. Index (Net) were in the health care and technology sectors. As of that same date, the Portfolio’s most significantly underweight positions relative to the Index were in the consumer discretionary and consumer staples sectors.

1.	See page 5 for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
8	MainStay VP MacKay International Equity Portfolio

Portfolio of Investments June 30, 2021† (Unaudited)
	Shares	Value
Common Stocks 98.7%
Brazil 0.9%
Notre Dame Intermedica Participacoes SA (Health Care Providers & Services)	309,149	$ 5,278,866
Canada 1.2%
Constellation Software, Inc. (Software)	4,361	6,604,861
China 4.3%
Tencent Holdings Ltd. (Interactive Media & Services)	331,925	24,966,088
Denmark 5.5%
Chr Hansen Holding A/S (Chemicals)	159,417	14,387,885
Novo Nordisk A/S, Class B (Pharmaceuticals)	208,289	17,450,275
		31,838,160
France 15.9%
BioMerieux (Health Care Equipment & Supplies)	139,760	16,240,601
Dassault Systemes SE (Software)	77,621	18,821,996
Edenred (IT Services)	273,651	15,591,345
Sartorius Stedim Biotech (Life Sciences Tools & Services)	45,461	21,502,856
Teleperformance (Professional Services)	49,818	20,220,241
		92,377,039
Germany 13.1%
Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	30,283	5,851,220
Deutsche Boerse AG (Capital Markets)	108,284	18,900,149
SAP SE (Software)	115,440	16,267,173
Scout24 AG (Interactive Media & Services) (a)	213,695	18,021,015
Symrise AG (Chemicals)	83,687	11,659,744
Zalando SE (Internet & Direct Marketing Retail) (a)(b)	44,739	5,408,373
		76,107,674
India 4.6%
HDFC Bank Ltd. (Banks)	868,517	17,502,376
Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	269,667	8,980,133
		26,482,509
Ireland 1.9%
ICON plc (Life Sciences Tools & Services) (b)(c)	51,594	10,664,996
	Shares	Value

Israel 1.1%
Nice Ltd. Sponsored ADR(Software) (b)	24,803	$ 6,137,750
Italy 1.1%
Reply SpA (IT Services)	38,383	6,308,052
Japan 9.9%
CyberAgent, Inc. (Media)	901,000	19,342,770
Menicon Co. Ltd. (Health Care Equipment & Supplies)	84,000	5,897,655
Relo Group, Inc. (Real Estate Management & Development)	507,200	11,596,274
SMS Co. Ltd. (Professional Services)	320,400	9,589,360
TechnoPro Holdings, Inc. (Professional Services)	465,600	11,013,968
		57,440,027
Mexico 1.4%
Regional SAB de CV (Banks)	1,410,934	8,297,572
Netherlands 5.7%
Koninklijke DSM NV (Chemicals)	80,009	14,932,644
Koninklijke Philips NV (Health Care Equipment & Supplies)	366,958	18,183,683
		33,116,327
Spain 1.1%
Industria de Diseno Textil SA (Specialty Retail)	176,881	6,231,276
Sweden 1.9%
Hexagon AB, Class B (Electronic Equipment, Instruments & Components)	383,936	5,688,539
MIPS AB (Leisure Products)	64,296	5,529,481
		11,218,020
Switzerland 4.6%
Belimo Holding AG (Registered) (Building Products)	15,455	7,065,620
Lonza Group AG (Registered) (Life Sciences Tools & Services)	27,969	19,823,907
		26,889,527
Taiwan 3.1%
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR(Semiconductors & Semiconductor Equipment)	149,300	17,939,888

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
United Kingdom 13.6%
Diageo plc (Beverages)	343,143	$ 16,428,318
Experian plc (Professional Services)	137,510	5,299,462
HomeServe plc (Commercial Services & Supplies)	678,674	8,970,327
Linde plc (Chemicals)	60,286	17,428,683
Prudential plc (Insurance)	768,726	14,605,506
St James's Place plc (Capital Markets)	800,938	16,364,237
		79,096,533
United States 7.8%
Accenture plc, Class A (IT Services)	18,064	5,325,087
Globant SA (IT Services) (b)	23,967	5,253,087
STERIS plc (Health Care Equipment & Supplies)	94,545	19,504,633
TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	111,638	15,094,574
		45,177,381
Total Common Stocks (Cost $487,860,500)		572,172,546
Short-Term Investments 1.2%
Affiliated Investment Company 0.0% ‡
United States 0.0% ‡
MainStay U.S. Government Liquidity Fund, 0.01% (d)	138,503	138,503
	Shares	Value

Unaffiliated Investment Company 1.2%
United States 1.2%
Wells Fargo Government Money Market Fund, 0.025% (d)(e)	7,004,829	$ 7,004,829
Total Short-Term Investments (Cost $7,143,332)		7,143,332
Total Investments (Cost $495,003,832)	99.9%	579,315,878
Other Assets, Less Liabilities	0.1	677,420
Net Assets	100.0%	$ 579,993,298

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Non-income producing security.
(c)	All or a portion of this security was held on loan. As of June 30, 2021, the aggregate market value of securities on loan was $6,628,570. The Portfolio received cash collateral with a value of $7,004,829. (See Note 2(I))
(d)	Current yield as of June 30, 2021.
(e)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 572,172,546	$ —	$ —	$ 572,172,546
Short-Term Investments
Affiliated Investment Company	138,503	—	—	138,503
Unaffiliated Investment Company	7,004,829	—	—	7,004,829
Total Short-Term Investments	7,143,332	—	—	7,143,332
Total Investments in Securities	$ 579,315,878	$ —	$ —	$ 579,315,878

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP MacKay International Equity Portfolio

Industry Diversification
	Value	Percent
Banks	$ 25,799,948	4.4%
Beverages	16,428,318	2.8
Building Products	7,065,620	1.2
Capital Markets	35,264,386	6.1
Chemicals	58,408,956	10.1
Commercial Services & Supplies	8,970,327	1.6
Electronic Equipment, Instruments & Components	20,783,113	3.6
Health Care Equipment & Supplies	65,677,792	11.3
Health Care Providers & Services	5,278,866	0.9
Insurance	14,605,506	2.5
Interactive Media & Services	42,987,103	7.4
Internet & Direct Marketing Retail	5,408,373	0.9
IT Services	32,477,571	5.6
Leisure Products	5,529,481	0.9
Life Sciences Tools & Services	51,991,759	9.0
Media	19,342,770	3.3
Pharmaceuticals	17,450,275	3.0
Professional Services	46,123,031	8.0
Real Estate Management & Development	11,596,274	2.0
Semiconductors & Semiconductor Equipment	17,939,888	3.1
Software	47,831,780	8.3
Specialty Retail	6,231,276	1.1
Thrifts & Mortgage Finance	8,980,133	1.6
	572,172,546	98.7
Short-Term Investments	7,143,332	1.2
Other Assets, Less Liabilities	677,420	0.1
Net Assets	$579,993,298	100.0%

†	Percentages indicated are based on Portfolio net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $494,865,329) including securities on loan of $6,628,570	$579,177,375
Investment in affiliated investment companies, at value (identified cost $138,503)	138,503
Cash denominated in foreign currencies (identified cost $8,249,153)	8,160,209
Due from custodian	238,496
Receivables:
Dividends and interest	1,333,759
Investment securities sold	323,652
Securities lending	1,278
Other assets	4,553
Total assets	589,377,825
Liabilities
Cash collateral received for securities on loan	7,004,829
Due to custodian	3,305
Payables:
Foreign capital gains tax (See Note 2)	824,522
Investment securities purchased	618,083
Manager (See Note 3)	421,237
Portfolio shares redeemed	273,069
Custodian	82,824
NYLIFE Distributors (See Note 3)	66,476
Shareholder communication	46,424
Professional fees	39,315
Trustees	71
Accrued expenses	4,372
Total liabilities	9,384,527
Net assets	$579,993,298
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 29,082
Additional paid-in-capital	377,811,988
377,841,070
Total distributable earnings (loss)	202,152,228
Net assets	$579,993,298
Initial Class
Net assets applicable to outstanding shares	$256,080,842
Shares of beneficial interest outstanding	12,757,660
Net asset value per share outstanding	$ 20.07
Service Class
Net assets applicable to outstanding shares	$323,912,456
Shares of beneficial interest outstanding	16,324,806
Net asset value per share outstanding	$ 19.84

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay International Equity Portfolio

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $473,422)	$ 5,060,574
Securities lending	25,726
Interest	312
Dividends-affiliated	32
Total income	5,086,644
Expenses
Manager (See Note 3)	2,486,255
Distribution/Service—Service Class (See Note 3)	391,175
Custodian	71,567
Professional fees	49,862
Shareholder communication	26,022
Trustees	5,727
Miscellaneous	18,353
Total expenses	3,048,961
Net investment income (loss)	2,037,683
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions(a)	50,815,083
Foreign currency transactions	249,315
Net realized gain (loss)	51,064,398
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments(b)	(4,784,867)
Translation of other assets and liabilities in foreign currencies	(158,182)
Net change in unrealized appreciation (depreciation)	(4,943,049)
Net realized and unrealized gain (loss)	46,121,349
Net increase (decrease) in net assets resulting from operations	$48,159,032

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $(182,783).
(b)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $166,225.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,037,683	$ 94,714
Net realized gain (loss)	51,064,398	68,904,965
Net change in unrealized appreciation (depreciation)	(4,943,049)	27,504,268
Net increase (decrease) in net assets resulting from operations	48,159,032	96,503,947
Distributions to shareholders:
Initial Class	—	(13,134,233)
Service Class	—	(17,213,641)
Total distributions to shareholders	—	(30,347,874)
Capital share transactions:
Net proceeds from sales of shares	7,469,853	34,835,816
Net asset value of shares issued to shareholder in reinvestment of distributions	—	30,347,874
Cost of shares redeemed	(35,980,749)	(83,407,113)
Increase (decrease) in net assets derived from capital share transactions	(28,510,896)	(18,223,423)
Net increase (decrease) in net assets	19,648,136	47,932,650
Net Assets
Beginning of period	560,345,162	512,412,512
End of period	$579,993,298	$560,345,162
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay International Equity Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 18.43	$ 16.21	$ 14.99	$ 17.46	$ 13.24	$ 14.04
Net investment income (loss) (a)	0.08	0.03	0.12	0.10	0.07	0.10
Net realized and unrealized gain (loss) on investments	1.55	3.24	3.28	(2.00)	4.21	(0.77)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.00‡	0.03	(0.04)	0.03	(0.02)
Total from investment operations	1.64	3.27	3.43	(1.94)	4.31	(0.69)
Less distributions:
From net investment income	—	(0.12)	(0.08)	(0.21)	(0.09)	(0.11)
From net realized gain on investments	—	(0.93)	(2.13)	(0.32)	—	—
Total distributions	—	(1.05)	(2.21)	(0.53)	(0.09)	(0.11)
Net asset value at end of period	$ 20.07	$ 18.43	$ 16.21	$ 14.99	$ 17.46	$ 13.24
Total investment return (b)	8.90%(c)	20.85%	24.80%	(11.56)%	32.61%	(4.95)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.87%††	0.16%	0.74%	0.55%	0.43%	0.71%(d)
Net expenses (e)	0.95%††	0.96%	0.96%	0.96%	0.96%	0.95%(f)
Portfolio turnover rate	46%	135%	66%	46%	49%	28%
Net assets at end of period (in 000’s)	$ 256,081	$ 245,101	$ 209,278	$ 158,215	$ 196,676	$ 171,048

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.70%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.96%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Service Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 18.24	$ 16.06	$ 14.86	$ 17.32	$ 13.13	$ 13.92
Net investment income (loss) (a)	0.06	(0.01)	0.08	0.05	0.03	0.05
Net realized and unrealized gain (loss) on investments	1.53	3.20	3.25	(1.99)	4.18	(0.74)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.00‡	0.03	(0.04)	0.03	(0.03)
Total from investment operations	1.60	3.19	3.36	(1.98)	4.24	(0.72)
Less distributions:
From net investment income	—	(0.08)	(0.03)	(0.16)	(0.05)	(0.07)
From net realized gain on investments	—	(0.93)	(2.13)	(0.32)	—	—
Total distributions	—	(1.01)	(2.16)	(0.48)	(0.05)	(0.07)
Net asset value at end of period	$ 19.84	$ 18.24	$ 16.06	$ 14.86	$ 17.32	$ 13.13
Total investment return (b)	8.77%(c)	20.54%	24.49%	(11.78)%	32.28%	(5.17)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.61%††	(0.08)%	0.52%	0.32%	0.18%	0.40%(d)
Net expenses (e)	1.20%††	1.21%	1.21%	1.21%	1.21%	1.20%(f)
Portfolio turnover rate	46%	135%	66%	46%	49%	28%
Net assets at end of period (in 000’s)	$ 323,912	$ 315,244	$ 303,135	$ 258,307	$ 310,793	$ 251,474

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 1.21%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay International Equity Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay International Equity Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 1995
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification
Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure

17

Notes to Financial Statements (Unaudited) (continued)
purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken

18	MainStay VP MacKay International Equity Portfolio

from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the
19

Notes to Financial Statements (Unaudited) (continued)
expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(J) Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The

20	MainStay VP MacKay International Equity Portfolio

Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million. During the six-month period ended June 30, 2021, the effective management fee rate was 0.89%.
During the six-month period ended June 30, 2021, New York Life Investments earned fees from the Portfolio in the amount of $2,486,255 and paid the Subadvisor fees in the amount of $1,243,711.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life
Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
(C) Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 622	$ 28,727	$ (29,210)	$ —	$ —	$ 139	$ —(a)	$ —	139

(a)	Less than $500.

Note 4-Federal Income Tax
As of June 30, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$504,386,707	$76,555,064	$(1,625,893)	$74,929,171
During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$ 8,353,687
Long-Term Capital Gains	21,994,187
Total	$30,347,874
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

21

Notes to Financial Statements (Unaudited) (continued)
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $19,770 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2021, purchases and sales of securities, other than short-term securities, were $251,653 and $271,698, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	257,564	$ 4,866,797
Shares redeemed	(796,687)	(15,363,509)
Net increase (decrease)	(539,123)	$(10,496,712)
Year ended December 31, 2020:
Shares sold	713,217	$ 11,874,962
Shares issued to shareholders in reinvestment of distributions	783,932	13,134,233
Shares redeemed	(1,109,972)	(17,404,149)
Net increase (decrease)	387,177	$ 7,605,046

Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	139,989	$ 2,603,056
Shares redeemed	(1,094,926)	(20,617,240)
Net increase (decrease)	(954,937)	$(18,014,184)
Year ended December 31, 2020:
Shares sold	1,552,128	$ 22,960,854
Shares issued to shareholders in reinvestment of distributions	1,037,498	17,213,641
Shares redeemed	(4,189,934)	(66,002,964)
Net increase (decrease)	(1,600,308)	$(25,828,469)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP MacKay International Equity Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
23

Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
24	MainStay VP MacKay International Equity Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
nylinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2021 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781629	MSVPIE10-08/21
(NYLIAC) NI523

MainStay VP Winslow Large Cap Growth Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the U.S. Federal Reserve. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/1/1998	12.69%	37.88%	23.68%	16.61%	0.75%
Service Class Shares	6/6/2003	12.55	37.54	23.37	16.32	1.00

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Growth Index[1]	12.99%	42.50%	23.66%	17.87%
S&P 500® Index[2]	15.25	40.79	17.65	14.84
Morningstar Large Growth Category Average[3]	12.82	41.56	21.40	15.41

1.	The Russell 1000® Growth Index is the Portfolio's primary benchmark. The Russell 1000® Growth Index is a broad-based benchmark that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The S&P 500® Index is the Portfolio's secondary benchmark. “S&P 500®" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Winslow Large Cap Growth Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,126.90	$3.90	$1,021.13	$3.71	0.74%
Service Class Shares	$1,000.00	$1,125.50	$5.22	$1,019.89	$4.96	0.99%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Winslow Large Cap Growth Portfolio

Industry Composition as of June 30, 2021 (Unaudited)
Software	20.0%
IT Services	13.0
Interactive Media & Services	11.9
Internet & Direct Marketing Retail	8.0
Semiconductors & Semiconductor Equipment	5.9
Hotels, Restaurants & Leisure	5.2
Textiles, Apparel & Luxury Goods	4.9
Technology Hardware, Storage & Peripherals	3.7
Life Sciences Tools & Services	3.5
Health Care Equipment & Supplies	2.9
Capital Markets	1.9
Pharmaceuticals	1.7
Specialty Retail	1.7
Chemicals	1.6
Air Freight & Logistics	1.6
Health Care Technology	1.4%
Health Care Providers & Services	1.3
Personal Products	1.3
Electronic Equipment, Instruments & Components	1.2
Commercial Services & Supplies	1.2
Entertainment	1.1
Professional Services	1.1
Machinery	1.1
Biotechnology	1.1
Containers & Packaging	1.1
Real Estate Management & Development	0.0‡
Short–Term Investment	0.3
Other Assets, Less Liabilities	0.3
100.0%
‡    Less than one-tenth of percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings as of June 30, 2021 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Amazon.com, Inc.
3.	Alphabet, Inc.
4.	Visa, Inc., Class A
5.	Facebook, Inc., Class A
6.	Apple, Inc.
7.	Adobe, Inc.
8.	NIKE, Inc., Class B
9.	Mastercard, Inc., Class A
10.	NVIDIA Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Portfolio’s Subadvisor.
How did MainStay VP Winslow Large Cap Growth Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP Winslow Large Cap Growth Portfolio returned 12.69% for Initial Class shares and 12.55% for Service Class shares. Over the same period, both share classes underperformed the 12.99% return of the Russell 1000® Growth Index, which is the Portfolio’s primary benchmark, and the 15.25% return of the S&P 500® Index, which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2021, both share classes underperformed the 12.82% return of the Morningstar Large Growth Category Average. 1
What factors affected the Portfolio’s relative performance during the reporting period?
During the reporting period, the Portfolio’s performance relative to the Russell 1000® Growth Index was undermined by security selection in the industrials and consumer discretionary sectors, and by sector allocations. These negative effects were partly offset by strong stock selection in the information technology and health care sectors.
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
In the first half of 2021, markets continued to reflect the recovery sentiment that started to take hold at the end of 2020. Vaccine delivery accelerated, further confirming the light at the end of the pandemic tunnel. Another major fiscal stimulus measure was implemented in the first quarter of 2021, providing additional near-term support in the economy’s transition to “reopening.” The prospect of additional significant infrastructure spending over the next decade and continued support from the U.S. Federal Reserve, both in liquidity measures and accommodative interest rate policy, provided further tailwinds to economic growth expectations.
Importantly for equity investors, corporate earnings proved stronger than forecasted and corporate sentiment returned to, and in fact, moved ahead of pre-pandemic levels, supporting the positive macroeconomic outlook.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
The sectors making the strongest positive contributions to the Portfolio’s performance relative to the Russell 1000® Growth Index included information technology, health care and consumer staples. (Contributions take weightings and total returns into account.) Within information technology and health care, the strongest positive contributions were driven predominantly by security selection. The relative outperformance of the Portfolio in the consumer staples sector was predominantly the result of relatively underweight exposure to this weak-performing sector, although stock selection within the sector further enhanced relative performance.
The three weakest-contributing sectors to the Portfolio’s performance relative to the Index were industrials, consumer discretionary and real estate.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The leading positive contributors to the Portfolio’s absolute performance during the reporting period included holdings in Alphabet (the holding company of Internet advertising firm Google), software company Microsoft and computer graphics chip maker NVIDIA. All three companies were major beneficiaries of the ongoing global transition to a digitally driven economy.
Notable detractors from the Portfolio’s absolute performance during the same period included social media company Pinterest, cryptocurrency platform Coinbase Global, and information and risk management solutions provider TransUnion. While Pinterest has benefited from the ongoing shift to digital advertising and the monetization of its large user base, the company guided lower on a key user metric during the reporting period. This disappointment coincided with a shift in market sentiment away from price-to-revenue stocks. Coinbase’s initial public offering during the same period preceded a meaningful sell-off in crypto currencies, resulting in decline in the company’s stock. TransUnion underperformed as market sentiment shifted to favor more economically sensitive cyclical sectors and industries. The Portfolio sold all three positions during the reporting period.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio’s three largest purchases during the reporting period included shares in home improvement specialty retailer Lowe’s, logistics and package delivery company United Parcel Service and specialty coffee company Starbucks. The purchase of Lowe’s stock reflected our view that home improvement trends are likely to remain strong over the coming 2+ years given housing price appreciation and the general lack of home supply. The investment in United Parcel Service was based on our strong outlook for both domestic and global economies, which we believe should be positive for the company. We believe Starbucks will show strong same-store sale comparative growth and a recovery to pre-pandemic margin levels.

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Winslow Large Cap Growth Portfolio

Significant sales during the reporting period included positions in consumer electronics company Apple, ride-hailing and food delivery company Uber Technologies and American pharmaceutical firm Eli Lilly and Company. While Apple shares are still held in the Portfolio, our research points to a likely pull forward in demand for many of the company’s products and services over the near term. While we expect Apple’s upcoming June 2021 quarter to be strong, we are concerned about the potential for revenue decline in fiscal year 2022, which would likely result in free cash flow deterioration. Regarding Uber, concern over potential regulatory risk involving their workforce created a near-term overhang on the company’s stock price, leading to the decision to sell the Portfolio’s position. We exited the Portfolio’s position in Eli Lilly as limited upside to our price target weighed on future return potential.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period the Portfolio’s sector weightings relative to the Russell 1000® Growth Index underwent shifts due to both structural changes within the Portfolio as well as the reconstitution of the Index. In absolute terms the Portfolio’s exposure to the consumer discretionary and communication services sectors increased. The largest declines in absolute exposure came from information technology, while real estate exposure fell to essentially zero at the reporting period’s end. On a relative basis, the largest shift came in information technology, where the Portfolio transitioned from a notably overweight position at the beginning of the reporting period to a nearly equal-weight position as of June 30, 2021.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2021, the Portfolio held meaningfully overweight sector positions relative to the Russell 1000® Growth Index in the health care sector and, to a lesser degree, materials. As of the same date, the Portfolio held its most significantly underweight position in consumer staples, and a smaller underweight position in real estate. All of the Portfolio’s other sector weights were more closely in line with the Index.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2021† (Unaudited)
	Shares	Value
Common Stocks 99.4%
Air Freight & Logistics 1.6%
United Parcel Service, Inc., Class B	140,900	$ 29,302,973
Biotechnology 1.1%
AbbVie, Inc.	176,900	19,926,016
Capital Markets 1.9%
Moody's Corp.	61,340	22,227,776
MSCI, Inc.	23,200	12,367,456
		34,595,232
Chemicals 1.6%
Linde plc	101,750	29,415,925
Commercial Services & Supplies 1.2%
Cintas Corp.	56,600	21,621,200
Containers & Packaging 1.1%
Ball Corp.	240,700	19,501,514
Electronic Equipment, Instruments & Components 1.2%
TE Connectivity Ltd.	165,550	22,384,016
Entertainment 1.1%
Netflix, Inc. (a)	38,600	20,388,906
Health Care Equipment & Supplies 2.9%
Align Technology, Inc. (a)	46,410	28,356,510
Edwards Lifesciences Corp. (a)	240,100	24,867,157
		53,223,667
Health Care Providers & Services 1.3%
UnitedHealth Group, Inc.	59,430	23,798,149
Health Care Technology 1.4%
Doximity, Inc., Class A (a)	59,600	3,468,720
Veeva Systems, Inc., Class A (a)	68,500	21,300,075
		24,768,795
Hotels, Restaurants & Leisure 5.2%
Airbnb, Inc., Class A (a)	139,800	21,408,972
Chipotle Mexican Grill, Inc. (a)	17,050	26,433,297
Hilton Worldwide Holdings, Inc. (a)	186,800	22,531,816
Starbucks Corp.	224,600	25,112,526
		95,486,611
	Shares	Value

Interactive Media & Services 11.9%
Alphabet, Inc. (a)
Class A	24,780	$ 60,507,556
Class C	25,214	63,194,353

Facebook, Inc., Class A (a)	206,510	71,805,592
Snap, Inc., Class A (a)	315,800	21,518,612
		217,026,113
Internet & Direct Marketing Retail 8.0%
Amazon.com, Inc. (a)	42,535	146,327,206
IT Services 13.0%
Mastercard, Inc., Class A	163,850	59,819,996
Payoneer, Inc. (a)(b)	148,000	1,493,320
PayPal Holdings, Inc. (a)	167,550	48,837,474
Square, Inc., Class A (a)	108,000	26,330,400
Visa, Inc., Class A	342,400	80,059,968
Wix.com Ltd. (a)	67,850	19,695,498
		236,236,656
Life Sciences Tools & Services 3.5%
Agilent Technologies, Inc.	195,490	28,895,377
Bio-Techne Corp.	22,300	10,040,798
IQVIA Holdings, Inc. (a)	100,950	24,462,204
		63,398,379
Machinery 1.1%
Parker-Hannifin Corp.	65,500	20,115,705
Personal Products 1.3%
Estee Lauder Cos., Inc. (The), Class A	72,700	23,124,416
Pharmaceuticals 1.7%
Zoetis, Inc.	169,650	31,615,974
Professional Services 1.1%
CoStar Group, Inc. (a)	245,950	20,369,579
Real Estate Management & Development 0.0% ‡
Compass, Inc., Class A (a)(c)	54,700	718,758
Semiconductors & Semiconductor Equipment 5.9%
Analog Devices, Inc.	113,600	19,557,376
ASML Holding NV (Registered)	47,010	32,476,388
NVIDIA Corp.	69,300	55,446,930
		107,480,694

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Winslow Large Cap Growth Portfolio

	Shares	Value
Common Stocks (continued)
Software 20.0%
Adobe, Inc. (a)	109,650	$ 64,215,426
Atlassian Corp. plc, Class A (a)	81,400	20,908,404
Intuit, Inc.	65,050	31,885,558
Microsoft Corp.	597,500	161,862,750
PTC, Inc. (a)	112,900	15,948,254
salesforce.com, Inc. (a)	82,530	20,159,603
ServiceNow, Inc. (a)	52,850	29,043,718
Workday, Inc., Class A (a)	91,300	21,796,962
		365,820,675
Specialty Retail 1.7%
Lowe's Cos., Inc.	155,400	30,142,938
Technology Hardware, Storage & Peripherals 3.7%
Apple, Inc.	498,000	68,206,080
Textiles, Apparel & Luxury Goods 4.9%
Lululemon Athletica, Inc. (a)	75,500	27,555,235
NIKE, Inc., Class B	395,250	61,062,172
		88,617,407
Total Common Stocks (Cost $1,053,611,303)		1,813,613,584
	Shares	Value
Short-Term Investment 0.3%
Affiliated Investment Company 0.3%
MainStay U.S. Government Liquidity Fund, 0.01% (d)	6,475,279	$ 6,475,279
Total Short-Term Investment (Cost $6,475,279)		6,475,279
Total Investments (Cost $1,060,086,582)	99.7%	1,820,088,863
Other Assets, Less Liabilities	0.3	5,277,002
Net Assets	100.0%	$ 1,825,365,865

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	Restricted security. (See Note 5)
(c)	All or a portion of this security was held on loan. As of June 30, 2021, the aggregate market value of securities on loan was $105,567. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $111,013. (See Note 2(H))
(d)	Current yield as of June 30, 2021.
The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,812,120,264	$ 1,493,320	$ —	$ 1,813,613,584
Short-Term Investment
Affiliated Investment Company	6,475,279	—	—	6,475,279
Total Investments in Securities	$ 1,818,595,543	$ 1,493,320	$ —	$ 1,820,088,863

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $1,053,611,303) including securities on loan of $105,567	$1,813,613,584
Investment in affiliated investment companies, at value (identified cost $6,475,279)	6,475,279
Receivables:
Investment securities sold	18,404,460
Dividends	105,883
Portfolio shares sold	61,185
Securities lending	424
Other assets	23,935
Total assets	1,838,684,750
Liabilities
Payables:
Investment securities purchased	11,770,899
Manager (See Note 3)	1,043,981
NYLIFE Distributors (See Note 3)	245,325
Shareholder communication	115,501
Portfolio shares redeemed	66,928
Professional fees	60,194
Custodian	16,057
Total liabilities	13,318,885
Net assets	$1,825,365,865
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 51,758
Additional paid-in-capital	824,411,442
824,463,200
Total distributable earnings (loss)	1,000,902,665
Net assets	$1,825,365,865
Initial Class
Net assets applicable to outstanding shares	$ 591,882,833
Shares of beneficial interest outstanding	16,031,892
Net asset value per share outstanding	$ 36.92
Service Class
Net assets applicable to outstanding shares	$1,233,483,032
Shares of beneficial interest outstanding	35,726,219
Net asset value per share outstanding	$ 34.53

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Winslow Large Cap Growth Portfolio

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $14,054)	$ 3,574,677
Securities lending	9,636
Dividends-affiliated	907
Total income	3,585,220
Expenses
Manager (See Note 3)	6,054,105
Distribution/Service—Service Class (See Note 3)	1,417,284
Professional fees	74,739
Shareholder communication	63,960
Trustees	16,411
Custodian	13,647
Miscellaneous	18,954
Total expenses before waiver/reimbursement	7,659,100
Expense waiver/reimbursement from Manager (See Note 3)	(13,940)
Net expenses	7,645,160
Net investment income (loss)	(4,059,940)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	106,468,622
Net change in unrealized appreciation (depreciation) on unaffiliated investments	103,509,661
Net realized and unrealized gain (loss)	209,978,283
Net increase (decrease) in net assets resulting from operations	$205,918,343
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (4,059,940)	$ (4,447,507)
Net realized gain (loss)	106,468,622	138,815,013
Net change in unrealized appreciation (depreciation)	103,509,661	308,412,770
Net increase (decrease) in net assets resulting from operations	205,918,343	442,780,276
Distributions to shareholders:
Initial Class	—	(32,083,765)
Service Class	—	(68,003,617)
Total distributions to shareholders	—	(100,087,382)
Capital share transactions:
Net proceeds from sales of shares	87,040,327	205,574,641
Net asset value of shares issued to shareholder in reinvestment of distributions	—	100,087,382
Cost of shares redeemed	(96,405,357)	(282,706,153)
Increase (decrease) in net assets derived from capital share transactions	(9,365,030)	22,955,870
Net increase (decrease) in net assets	196,553,313	365,648,764
Net Assets
Beginning of period	1,628,812,552	1,263,163,788
End of period	$1,825,365,865	$1,628,812,552
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Winslow Large Cap Growth Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 32.76	$ 25.51	$ 21.64	$ 23.92	$ 18.71	$ 20.83
Net investment income (loss) (a)	(0.05)	(0.04)	0.00‡	0.00‡	0.02	0.01
Net realized and unrealized gain (loss) on investments	4.21	9.36	6.95	1.36	6.00	(0.43)
Total from investment operations	4.16	9.32	6.95	1.36	6.02	(0.42)
Less distributions:
From net realized gain on investments	—	(2.07)	(3.08)	(3.64)	(0.81)	(1.70)
Net asset value at end of period	$ 36.92	$ 32.76	$ 25.51	$ 21.64	$ 23.92	$ 18.71
Total investment return (b)	12.70%(c)	37.16%	33.64%	3.57%	32.39%	(2.27)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.31)%††	(0.16)%	0.01%	0.01%	0.10%	0.07%
Net expenses (d)	0.74%††(e)	0.75%(e)	0.76%(e)	0.76%(e)	0.76%(e)	0.77%
Portfolio turnover rate	31%	54%	56%	58%	53%	94%
Net assets at end of period (in 000’s)	$ 591,883	$ 534,965	$ 438,089	$ 238,174	$ 368,861	$ 518,425

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Expense waiver/reimbursement less than 0.01%.

	Six months ended June 30, 2021*	Year Ended December 31,
Service Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 30.68	$ 24.05	$ 20.60	$ 22.96	$ 18.03	$ 20.18
Net investment income (loss) (a)	(0.09)	(0.11)	(0.06)	(0.06)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	3.94	8.81	6.59	1.34	5.77	(0.42)
Total from investment operations	3.85	8.70	6.53	1.28	5.74	(0.45)
Less distributions:
From net realized gain on investments	—	(2.07)	(3.08)	(3.64)	(0.81)	(1.70)
Net asset value at end of period	$ 34.53	$ 30.68	$ 24.05	$ 20.60	$ 22.96	$ 18.03
Total investment return (b)	12.55%	36.81%	33.30%	3.31%	32.06%	(2.52)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.56)%††	(0.41)%	(0.25)%	(0.23)%	(0.15)%	(0.17)%
Net expenses (c)	0.99%††(d)	1.00%(d)	1.01%(d)	1.01%(d)	1.01%(d)	1.02%
Portfolio turnover rate	31%	54%	56%	58%	53%	94%
Net assets at end of period (in 000’s)	$ 1,233,483	$ 1,093,847	$ 825,075	$ 623,836	$ 575,514	$ 435,029

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Winslow Large Cap Growth Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 1998
Service Class	June 6, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification
Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure

16	MainStay VP Winslow Large Cap Growth Portfolio

purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken
17

Notes to Financial Statements (Unaudited) (continued)
from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the

18	MainStay VP Winslow Large Cap Growth Portfolio

expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Winslow Capital Management, LLC. (“Winslow” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% in excess of $9 billion.
New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver may be discontinued at any time.
New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Portfolio’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Portfolio’s average daily net assets over $13 billion. This agreement expires May 1, 2022, and may only be amended or terminated prior to that date by action of the Board. During the six-month period ended June 30, 2021, the effective management fee rate was 0.72% (exclusive of any applicable waivers/reimbursements).
19

Notes to Financial Statements (Unaudited) (continued)
During the six-month period ended June 30, 2021, New York Life Investments earned fees from the Portfolio in the amount of $6,054,105 and waived fees and/or reimbursed expenses in the amount of $13,940 and paid the Subadvisor fees in the amount of $2,165,077.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The
Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C) Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 14,908	$ 135,650	$ (144,083)	$ —	$ —	$ 6,475	$ 1	$ —	6,475

Note 4-Federal Income Tax
As of June 30, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,060,407,558	$762,805,652	$(3,124,347)	$759,681,305
During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Long-Term Capital Gains	$100,087,382

Note 5–Restricted Securities
Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.
As of June 30, 2021, restricted securities held by the Portfolio were as follows:
Security	Date of Acquisition	Shares	Cost	6/30/21 Value	Percent of Net Assets
Payoneer, Inc.
Common Stock	6/25/21	148,000	$ 1,480,000	$ 1,493,320	0.1%

20	MainStay VP Winslow Large Cap Growth Portfolio

Note 6–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $3,770 for the period January 1, 2021 through February 21, 2021.
Note 7–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 8–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 9–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2021, purchases and sales of securities, other than short-term securities, were $523,877 and $534,765, respectively.
Note 10–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	1,288,740	$ 43,567,551
Shares redeemed	(1,585,093)	(54,364,365)
Net increase (decrease)	(296,353)	$ (10,796,814)
Year ended December 31, 2020:
Shares sold	1,607,424	$ 47,202,241
Shares issued to shareholders in reinvestment of distributions	1,053,301	32,083,765
Shares redeemed	(3,506,165)	(99,452,086)
Net increase (decrease)	(845,440)	$ (20,166,080)

Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	1,384,321	$ 43,472,776
Shares redeemed	(1,314,554)	(42,040,992)
Net increase (decrease)	69,767	$ 1,431,784
Year ended December 31, 2020:
Shares sold	5,983,502	$ 158,372,400
Shares issued to shareholders in reinvestment of distributions	2,382,965	68,003,617
Shares redeemed	(7,019,980)	(183,254,067)
Net increase (decrease)	1,346,487	$ 43,121,950
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
21

Notes to Financial Statements (Unaudited) (continued)
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
22	MainStay VP Winslow Large Cap Growth Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
23

Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
24	MainStay VP Winslow Large Cap Growth Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
nylinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2021 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781631	MSVPLG10-08/21
(NYLIAC) NI525

MainStay VP Wellington Mid Cap Portfolio
(formerly known as MainStay VP MacKay Mid Cap Core Portfolio)

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the U.S. Federal Reserve. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date[1,2]	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	7/2/2001	16.04%	46.81%	12.50%	11.85%	0.89%
Service Class Shares	6/5/2003	15.90	46.44	12.22	11.57	1.14

1.	Effective January 1, 2018, due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.
2.	Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell Midcap® Index[1]	16.25%	49.80%	15.62%	13.24%
S&P MidCap 400® Index[2]	17.59	53.24	14.29	12.40
Morningstar Mid-Cap Blend Category Average[3]	17.00	50.12	13.42	10.72

1.	The Russell Midcap® Index is the Portfolio's primary benchmark. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index and it includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Portfolio has selected the S&P MidCap 400® Index as its secondary benchmark. The S&P MidCap 400® Index is a market capitalization weighted index of common stocks representing the mid-cap U.S. equity market.
3.	The Morningstar Mid-Cap Blend Category Average is representative of funds that invest primarily in U.S. stocks of various sizes and styles, giving it a middle-of-the-road profile. The U.S. mid-cap range for market capitalization typically falls between $1 billion and $8 billion and represents 20% of the total capitalization of the U.S. equity market. The blend style is assigned to funds where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Wellington Mid Cap Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,160.40	$4.61	$1,020.53	$4.31	0.86%
Service Class Shares	$1,000.00	$1,159.00	$5.94	$1,019.29	$5.56	1.11%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Wellington Mid Cap Portfolio

Industry Composition as of June 30, 2021 (Unaudited)
Machinery	8.4%
Banks	6.1
Insurance	5.8
Equity Real Estate Investment Trusts	5.7
Communications Equipment	5.5
Electronic Equipment, Instruments & Components	5.1
Health Care Providers & Services	4.8
Biotechnology	4.5
IT Services	4.4
Semiconductors & Semiconductor Equipment	4.2
Health Care Equipment & Supplies	4.0
Textiles, Apparel & Luxury Goods	3.6
Software	2.9
Hotels, Restaurants & Leisure	2.9
Commercial Services & Supplies	2.8
Chemicals	2.1
Life Sciences Tools & Services	1.9
Road & Rail	1.9
Professional Services	1.8
Building Products	1.7
Pharmaceuticals	1.7
Food & Staples Retailing	1.5
Internet & Direct Marketing Retail	1.4
Household Durables	1.3%
Leisure Products	1.3
Trading Companies & Distributors	1.2
Gas Utilities	1.2
Consumer Finance	1.1
Media	1.0
Food Products	0.9
Diversified Financial Services	0.9
Entertainment	0.8
Oil, Gas & Consumable Fuels	0.8
Multi–Utilities	0.7
Containers & Packaging	0.7
Specialty Retail	0.7
Real Estate Management & Development	0.6
Electric Utilities	0.5
Interactive Media & Services	0.4
Metals & Mining	0.4
Capital Markets	0.3
Short–Term Investments	1.8
Other Assets, Less Liabilities	–1.3
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings as of June 30, 2021 (excluding short-term investments) (Unaudited)
1.	F5 Networks, Inc.
2.	Ingersoll Rand, Inc.
3.	MKS Instruments, Inc.
4.	Lumentum Holdings, Inc.
5.	II-VI, Inc.
6.	Molina Healthcare, Inc.
7.	Genpact Ltd.
8.	WEX, Inc.
9.	CommScope Holding Co., Inc.
10.	Encompass Health Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC (“MacKay Shields”), the Portfolio’s former Subadvisor, and Gregory J. Garabedian, Mark A. Whitaker, and Philip W. Ruedi of Wellington Management Company LLP (“Wellington”), the Portfolio's current Subadvisor.
How did MainStay VP Wellington Mid Cap Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP Wellington Mid Cap Portfolio returned 16.04% for Initial Class shares and 15.90% for Service Class shares. Over the same period, both share classes underperformed the 16.25% return of the Russell Midcap® Index, which is the Portfolio’s primary benchmark, and the 17.59% return of the S&P MidCap 400® Index, which is the Portfolio’s secondary benchmark. For the six months ended June 30, 2021, both share classes underperformed the 17.00% return of the Morningstar Mid-Cap Blend Category Average.1
Were there any changes to the Fund during the reporting period?
At meetings held on January 21, January 25 and February 3, 2021, the Board of Trustees of MainStay VP Funds Trust considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP as the Portfolio’s subadvisor, and the related subadvisory agreement; (ii) changing the Portfolio’s name; and (iii) modifying the Portfolio’s principal investment strategies and investment process. For more information on these and other changes refer to the supplement dated February 5, 2021.
In the process of implementing the new principal investment strategies and investment process, the Portfolio may have experienced a high level of portfolio turnover. Also during this transition period, the Portfolio may not have been pursuing its investment objective or may not have been managed consistent with its investment strategies as stated in the Prospectus. This may have impacted the Portfolio’s performance.
What factors affected the Portfolio’s relative performance during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Portfolio, the Portfolio significantly outperformed the Russell Midcap® Index, helped by robust stock selection, with no sectors detracting from the relative performance. In terms of stock-selection model efficacy, the combination of signals used by the quantitative stock selection model was primarily rewarded by valuation measures.
Wellington
During the time Wellington managed the Portfolio, the Portfolio underperformed the Russell Midcap® Index primarily due to security selection, particularly in the health care and information technology sectors.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
MacKay Shields
During the time MacKay Shields managed the Portfolio, the strongest positive contributors to the Portfolio’s performance relative to the Russell Midcap® Index were the information technology, consumer discretionary and industrials sectors. (Contributions take weightings and total returns into account.) During the same period, the weakest contributor to relative performance was the energy sector.
Wellington
Under Wellington’s management, the Portfolio employs two investment strategies with different investment styles: mid-cap opportunities and select mid-cap value. Each of these investment strategies has a distinct investment philosophy and analytical process to identify securities for purchase or sale.
During the time Wellington managed the Portfolio, the mid-cap opportunities strategy outperformed its benchmark, the S&P MidCap 400® Index, due primarily to security selection and, to a lesser extent, sector allocation. Security selection in information technology, consumer discretionary and financials made the strongest positive contributions to relative performance. Relatively weak relative contributions to performance came from security selection in the health care, real estate and consumer staples sectors. From a sector allocation perspective, the strongest contributions to relative performance came from the Portfolio’s overweight positions in information technology and health care, and its underweight position in consumer discretionary. The most significant detractors to relative performance from a sector allocation perspective came from the Portfolio’s underweight positions in energy, real estate and materials.
During the same period, the Portfolio’s select mid-cap value strategy underperformed the Russell 2500™ Value Index, the yardstick by which Wellington measures this strategy. Security selection in financials, industrials and materials sectors detracted most from relative performance. From a sector allocation perspective, the Portfolio’s lack of exposure to communication services and underweight exposure to energy weighed on relative results. These detractors were partially offset by the positive effect of the Portfolio’s underweight exposure to the consumer discretionary sector.
For the Portfolio as a whole, during the time it was managed by Wellington, security selection in the health care and information technology sectors detracted most from performance relative to the Russell Midcap® Index. This was partially offset by positive contributions to relative performance from the utilities sector.

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Wellington Mid Cap Portfolio

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
MacKay Shields
The stocks providing the strongest positive contributions to the Portfolio’s absolute performance during the time MacKay Shields managed the Portfolio included regional banking firm Signature Bank; apparel retailer L Brands; and technology hardware, storage & peripherals maker HP. During the same period, the most significant detractors from absolute performance were shares in leisure products maker Peloton Interactive, online music streaming service Spotify Technology, and interactive home entertainment company Take-Two Interactive Software.
Wellington
The strongest positive contributors to absolute performance during the time Wellington managed the Portfolio were holdings in communications equipment and technology company CommScope, biopharmaceutical developer Reata Pharmaceutical, and solar panel manufacturer First Solar. CommScope shares rose after the company announced plans to spin off its Home Networks business as part of a strategy to reduce operating costs, a move investors viewed favorably. Shares rose further after the company reported first-quarter 2021 results that exceeded consensus revenue and EPS (earnings-per-share estimates), driven by strong growth in the company’s broadband networks segment. Shares of Reata rose after the company announced that the Food and Drug Administration had suggested a pre-NDA (new drug application) meeting regarding Reata’s drug for the treatment of Friedreich’s ataxia, omaveloxolone. Shares of First Solar rose after the company announced it would invest $680 million to fund construction of its third U.S. manufacturing facility. In addition, the Biden administration banned silicon imports used in the manufacturing of solar panels from a Chinese producer.
The most significant detractors from the Portfolio’s absolute performance were holdings in biopharmaceutical companies ChemoCentryx and Sage Therapeutics, and food distributor Performance Food Group. Shares of ChemoCentryx fell sharply after the U.S. Food and Drug Administration (FDA) Arthritis Advisory Committee split on its recommendation for the company’s new drug application for avacopan, a candidate for the treatment of anti-neutrophil cytoplasmic autoantibody-associated vasculitis. While the panel narrowly supported a positive recommendation on safety and risk-benefit grounds, panelists were evenly divided on whether the drug’s efficacy data supported approval. The close vote prompted concern about the drug’s prospects before the FDA. Shares of Sage Therapeutics declined after the company reported first-quarter 2021 revenue below expectations. Shares of Performance Food Group fell in the second quarter of 2021 after posting quarterly results that missed adjusted EPS expectations.
Did the Portfolio make any significant purchases or sales during the reporting period?
MacKay Shields
The Portfolio’s largest initial purchase during the time MacKay Shields managed the Portfolio was in shares of petroleum refining and transport company Marathon Petroleum, while its largest increase in position size was in information technology services provider Gartner. The Portfolio's largest sale was its position in biotechnology developer Alexion Pharmaceuticals, while its most significantly decreased position size was in cloud services provider Akamai Technologies.
Wellington
During the time Wellington managed the Portfolio, we initiated a position in Mirati Therapeutics, a clinical-stage oncology biotechnology company. During the same period, Wellington eliminated the Portfolio’s position in ChemoCentryx over concerns of turnover at the FDA. Additionally, the Portfolio’s position in Lennar, a U.S. homebuilder, was eliminated on strong performance as well as broad trends in the housing market.
How did the Portfolio’s sector weightings change during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Portfolio, the largest increases in sector exposures relative to the Russell Midcap® Index were in the financials and industrials sectors. Conversely, the Portfolio's largest decreases in benchmark-relative sector exposures were in the information technology and consumer discretionary sectors.
Wellington
During the time Wellington managed the Portfolio, the most notable increases in absolute sector exposures through the mid-cap opportunities strategy were to industrials and financials, while the most notable reductions were to real estate and information technology. The most notable increases in absolute sector exposure through the select mid-cap value strategy were to industrials and energy, while the most significant reductions were to consumer discretionary and financials.
How was the Portfolio positioned at the end of the reporting period?
MacKay Shields
At the end of the period when MacKay managed the Portfolio, the Portfolio held its largest overweight positions relative to the Russell Midcap® Index in the health care and consumer discretionary sectors. As of the same date, the Portfolio’s most significantly underweight sector positions were in materials and real estate.
Wellington
As of June 30, 2021, the Portfolio’s mid-cap opportunities
9

strategy had its most overweight exposures relative to the S&P MidCap 400® Index to the information technology and health care sectors, while its most underweight exposures were to materials and financials. Relative to the Russell Midcap® Index, the Portfolio has its most overweight exposures to health care and information technology, while its most underweight exposures were to energy and communication services. As of the same date, the Portfolio’s select mid-cap value strategy had its most overweight exposures relative to the Russell 2500™ Value Index to industrials and financials, while its most underweight exposures were to real estate and utilities.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Wellington Mid Cap Portfolio

Portfolio of Investments June 30, 2021† (Unaudited)
	Shares	Value
Common Stocks 99.5%
Banks 6.1%
Cullen	52,389	$ 5,867,568
First Citizens BancShares, Inc., Class A (a)	9,804	8,164,183
First Republic Bank	42,008	7,862,638
M&T Bank Corp.	49,026	7,123,968
Prosperity Bancshares, Inc.	73,641	5,287,424
South State Corp.	40,641	3,322,808
Western Alliance Bancorp	104,132	9,668,656
Zions Bancorp NA	178,969	9,460,301
		56,757,546
Biotechnology 4.5%
Allakos, Inc. (b)	51,766	4,419,264
Apellis Pharmaceuticals, Inc. (b)	129,058	8,156,466
Arena Pharmaceuticals, Inc. (b)	75,749	5,166,082
Iovance Biotherapeutics, Inc. (b)	197,316	5,134,162
Kodiak Sciences, Inc. (b)	47,499	4,417,407
Mirati Therapeutics, Inc. (b)	21,463	3,466,918
PTC Therapeutics, Inc. (b)	136,411	5,766,093
Sage Therapeutics, Inc. (b)	95,267	5,412,118
		41,938,510
Building Products 1.7%
Jeld-Wen Holding, Inc. (b)	199,392	5,236,034
Lennox International, Inc.	30,739	10,783,241
		16,019,275
Capital Markets 0.3%
Hamilton Lane, Inc., Class A	35,848	3,266,470
Chemicals 2.1%
Celanese Corp.	45,768	6,938,429
Element Solutions, Inc.	321,126	7,507,926
FMC Corp.	43,346	4,690,037
		19,136,392
Commercial Services & Supplies 2.8%
Clean Harbors, Inc. (b)	82,200	7,656,108
GFL Environmental, Inc.	234,843	7,496,189
IAA, Inc. (b)	113,239	6,176,055
KAR Auction Services, Inc. (b)	247,944	4,351,417
		25,679,769
Communications Equipment 5.5%
CommScope Holding Co., Inc. (b)	609,779	12,994,390
F5 Networks, Inc. (b)	110,540	20,633,396
Lumentum Holdings, Inc. (b)	213,852	17,542,280
		51,170,066
	Shares	Value

Consumer Finance 1.1%
Credit Acceptance Corp. (a)(b)	21,904	$ 9,946,825
Containers & Packaging 0.7%
Packaging Corp. of America	19,445	2,633,242
Silgan Holdings, Inc.	100,065	4,152,697
		6,785,939
Diversified Financial Services 0.9%
Voya Financial, Inc.	129,300	7,951,950
Electric Utilities 0.5%
Pinnacle West Capital Corp.	53,426	4,379,329
Electronic Equipment, Instruments & Components 5.1%
CDW Corp.	47,764	8,341,982
Coherent, Inc. (b)	6,414	1,695,477
Flex Ltd. (b)	577,593	10,321,587
II-VI, Inc. (b)	214,209	15,549,431
National Instruments Corp.	116,899	4,942,490
Rogers Corp. (b)	29,510	5,925,608
		46,776,575
Entertainment 0.8%
Zynga, Inc., Class A (b)	694,376	7,381,217
Equity Real Estate Investment Trusts 5.7%
Douglas Emmett, Inc.	93,247	3,134,964
Equity Commonwealth	97,632	2,557,959
Gaming and Leisure Properties, Inc.	160,500	7,435,965
Life Storage, Inc.	107,457	11,535,509
PS Business Parks, Inc.	15,800	2,339,664
Rexford Industrial Realty, Inc.	139,026	7,917,531
Ryman Hospitality Properties, Inc. (b)	102,093	8,061,263
STORE Capital Corp.	268,208	9,255,858
		52,238,713
Food & Staples Retailing 1.5%
Performance Food Group Co. (b)	124,949	6,058,777
US Foods Holding Corp. (b)	192,700	7,391,972
		13,450,749
Food Products 0.9%
Lamb Weston Holdings, Inc.	102,052	8,231,514
Gas Utilities 1.2%
UGI Corp.	240,181	11,122,782

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies 4.0%
Hill-Rom Holdings, Inc.	102,080	$ 11,595,267
Integra LifeSciences Holdings Corp. (b)	151,569	10,343,069
NuVasive, Inc. (b)	102,594	6,953,821
Teleflex, Inc.	19,608	7,878,298
		36,770,455
Health Care Providers & Services 4.8%
Acadia Healthcare Co., Inc. (b)	83,900	5,264,725
Amedisys, Inc. (b)	21,215	5,196,190
Encompass Health Corp.	164,603	12,843,972
LHC Group, Inc. (b)	33,262	6,661,048
Molina Healthcare, Inc. (b)	56,752	14,361,661
		44,327,596
Hotels, Restaurants & Leisure 2.9%
Bloomin' Brands, Inc. (b)	135,476	3,676,819
Choice Hotels International, Inc.	79,336	9,429,877
Hyatt Hotels Corp., Class A (b)	41,607	3,230,367
Six Flags Entertainment Corp. (b)	127,379	5,512,963
Wyndham Hotels & Resorts, Inc.	63,552	4,594,174
		26,444,200
Household Durables 1.3%
NVR, Inc. (b)	2,375	11,811,587
Insurance 5.8%
Alleghany Corp. (b)	8,482	5,658,088
Assurant, Inc.	56,164	8,771,693
CNO Financial Group, Inc.	204,318	4,825,991
Erie Indemnity Co., Class A	11,206	2,166,680
Fidelity National Financial, Inc.	110,269	4,792,291
Globe Life, Inc.	42,921	4,088,225
Hanover Insurance Group, Inc. (The)	42,400	5,751,136
Markel Corp. (b)	7,277	8,635,689
W R Berkley Corp.	49,663	3,696,417
White Mountains Insurance Group Ltd.	4,400	5,051,332
		53,437,542
Interactive Media & Services 0.4%
Cargurus, Inc. (b)	158,899	4,167,921
Internet & Direct Marketing Retail 1.4%
Etsy, Inc. (b)	62,338	12,831,654
IT Services 4.4%
Black Knight, Inc. (b)	34,800	2,713,704
Genpact Ltd.	315,387	14,328,031
	Shares	Value

IT Services (continued)
LiveRamp Holdings, Inc. (b)	72,686	$ 3,405,339
Shift4 Payments, Inc., Class A (b)	71,527	6,703,511
WEX, Inc. (b)	71,763	13,914,846
		41,065,431
Leisure Products 1.3%
YETI Holdings, Inc. (b)	126,575	11,622,117
Life Sciences Tools & Services 1.9%
ICON plc (a)(b)	7,661	1,583,605
PRA Health Sciences, Inc. (b)	62,023	10,246,820
Syneos Health, Inc. (b)	67,049	6,000,215
		17,830,640
Machinery 8.4%
Colfax Corp. (b)	175,017	8,017,529
Graco, Inc.	49,845	3,773,266
IDEX Corp.	49,601	10,914,700
Ingersoll Rand, Inc. (b)	417,948	20,400,042
Kennametal, Inc.	126,036	4,527,213
Lincoln Electric Holdings, Inc.	58,680	7,728,743
Middleby Corp. (The) (b)	57,605	9,980,642
SPX FLOW, Inc.	100,896	6,582,455
Westinghouse Air Brake Technologies Corp.	65,049	5,353,533
		77,278,123
Media 1.0%
Cable One, Inc.	4,743	9,072,458
Metals & Mining 0.4%
Steel Dynamics, Inc.	56,718	3,380,393
Multi-Utilities 0.7%
Black Hills Corp.	65,552	4,302,178
NiSource, Inc.	106,100	2,599,450
		6,901,628
Oil, Gas & Consumable Fuels 0.8%
Cabot Oil & Gas Corp.	40,890	713,939
Diamondback Energy, Inc.	70,192	6,590,327
		7,304,266
Pharmaceuticals 1.7%
Jazz Pharmaceuticals plc (b)	43,485	7,724,675
Reata Pharmaceuticals, Inc., Class A (a)(b)	56,965	8,062,257
		15,786,932

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Wellington Mid Cap Portfolio

	Shares	Value
Common Stocks (continued)
Professional Services 1.8%
Dun & Bradstreet Holdings, Inc. (b)	188,086	$ 4,019,398
Leidos Holdings, Inc.	61,919	6,260,011
Science Applications International Corp.	71,822	6,300,944
		16,580,353
Real Estate Management & Development 0.6%
Redfin Corp. (b)	92,873	5,889,077
Road & Rail 1.9%
AMERCO	12,266	7,229,580
Knight-Swift Transportation Holdings, Inc.	228,014	10,365,517
		17,595,097
Semiconductors & Semiconductor Equipment 4.2%
First Solar, Inc. (b)	141,489	12,806,170
MKS Instruments, Inc.	103,173	18,359,635
Silicon Laboratories, Inc. (b)	51,064	7,825,558
		38,991,363
Software 2.9%
Aspen Technology, Inc. (b)	36,938	5,080,453
Guidewire Software, Inc. (b)	61,115	6,888,883
Q2 Holdings, Inc. (b)	60,492	6,205,269
Teradata Corp. (b)	167,931	8,391,512
		26,566,117
Specialty Retail 0.7%
CarMax, Inc. (b)	48,970	6,324,476
Textiles, Apparel & Luxury Goods 3.6%
Carter's, Inc.	114,419	11,804,608
PVH Corp. (b)	92,873	9,992,206
Steven Madden Ltd.	137,824	6,031,178
Under Armour, Inc., Class C (b)	297,282	5,520,527
		33,348,519
	Shares	Value

Trading Companies & Distributors 1.2%
AerCap Holdings NV (b)	121,542	$ 6,224,166
Watsco, Inc.	17,553	5,031,392
		11,255,558
Total Common Stocks (Cost $901,909,548)		918,817,124
Short-Term Investments 1.8%
Affiliated Investment Company 0.6%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	5,569,706	5,569,706
Unaffiliated Investment Company 1.2%
Wells Fargo Government Money Market Fund, 0.025% (c)(d)	11,079,428	11,079,428
Total Short-Term Investments (Cost $16,649,134)		16,649,134
Total Investments (Cost $918,558,682)	101.3%	935,466,258
Other Assets, Less Liabilities	(1.3)	(11,564,436)
Net Assets	100.0%	$ 923,901,822

†	Percentages indicated are based on Portfolio net assets.
(a)	All or a portion of this security was held on loan. As of June 30, 2021, the aggregate market value of securities on loan was $13,032,535; the total market value of collateral held by the Portfolio was $13,334,610. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $2,255,182. The Portfolio received cash collateral with a value of $11,079,428. (See Note 2(H))
(b)	Non-income producing security.
(c)	Current yield as of June 30, 2021.
(d)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 918,817,124	$ —	$ —	$ 918,817,124
Short-Term Investments
Affiliated Investment Company	5,569,706	—	—	5,569,706
Unaffiliated Investment Company	11,079,428	—	—	11,079,428
Total Short-Term Investments	16,649,134	—	—	16,649,134
Total Investments in Securities	$ 935,466,258	$ —	$ —	$ 935,466,258

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Wellington Mid Cap Portfolio

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $912,988,976) including securities on loan of $13,032,535	$929,896,552
Investment in affiliated investment companies, at value (identified cost $5,569,706)	5,569,706
Receivables:
Dividends	512,359
Securities lending	3,044
Other assets	24,719
Total assets	936,006,380
Liabilities
Cash collateral received for securities on loan	11,079,428
Payables:
Manager (See Note 3)	630,404
Portfolio shares redeemed	259,850
NYLIFE Distributors (See Note 3)	117,394
Custodian	17,482
Total liabilities	12,104,558
Net assets	$923,901,822
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 57,788
Additional paid-in-capital	592,537,183
592,594,971
Total distributable earnings (loss)	331,306,851
Net assets	$923,901,822
Initial Class
Net assets applicable to outstanding shares	$352,706,716
Shares of beneficial interest outstanding	21,774,281
Net asset value per share outstanding	$ 16.20
Service Class
Net assets applicable to outstanding shares	$571,195,106
Shares of beneficial interest outstanding	36,013,482
Net asset value per share outstanding	$ 15.86

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 4,292,863
Securities lending	12,479
Dividends-affiliated	102
Interest	95
Other	18
Total income	4,305,557
Expenses
Manager (See Note 3)	3,904,262
Distribution/Service—Service Class (See Note 3)	710,788
Professional fees	54,177
Shareholder communication	42,283
Custodian	15,296
Trustees	9,236
Miscellaneous	12,288
Total expenses before waiver/reimbursement	4,748,330
Expense waiver/reimbursement from Manager (See Note 3)	(87,346)
Net expenses	4,660,984
Net investment income (loss)	(355,427)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	304,360,560
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(166,660,586)
Net realized and unrealized gain (loss)	137,699,974
Net increase (decrease) in net assets resulting from operations	$ 137,344,547
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Wellington Mid Cap Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (355,427)	$ 4,171,226
Net realized gain (loss)	304,360,560	12,548,378
Net change in unrealized appreciation (depreciation)	(166,660,586)	78,527,857
Net increase (decrease) in net assets resulting from operations	137,344,547	95,247,461
Distributions to shareholders:
Initial Class	—	(25,918,174)
Service Class	—	(38,008,170)
Total distributions to shareholders	—	(63,926,344)
Capital share transactions:
Net proceeds from sales of shares	6,253,682	74,832,263
Net asset value of shares issued to shareholder in reinvestment of distributions	—	63,926,344
Cost of shares redeemed	(117,931,283)	(186,530,560)
Increase (decrease) in net assets derived from capital share transactions	(111,677,601)	(47,771,953)
Net increase (decrease) in net assets	25,666,946	(16,450,836)
Net Assets
Beginning of period	898,234,876	914,685,712
End of period	$ 923,901,822	$ 898,234,876
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 13.96	$ 13.56	$ 11.94	$ 15.57	$ 13.37	$ 13.00
Net investment income (loss) (a)	(0.01)	0.08	0.11	0.16	0.12	0.13
Net realized and unrealized gain (loss) on investments	2.25	1.32	2.54	(1.68)	2.42	1.28
Total from investment operations	2.24	1.40	2.65	(1.52)	2.54	1.41
Less distributions:
From net investment income	—	(0.12)	(0.16)	(0.15)	(0.16)	(0.11)
From net realized gain on investments	—	(0.88)	(0.87)	(1.96)	(0.18)	(0.93)
Total distributions	—	(1.00)	(1.03)	(2.11)	(0.34)	(1.04)
Net asset value at end of period	$ 16.20	$ 13.96	$ 13.56	$ 11.94	$ 15.57	$ 13.37
Total investment return (b)	16.05%(c)	11.28%	22.88%	(11.98)%	19.14%	11.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.07)%††	0.65%	0.84%	1.08%	0.87%	1.09%
Net expenses (d)	0.86%††	0.86%	0.86%	0.86%	0.86%	0.86%
Expenses (before waiver/reimbursement) (d)	0.88%††	0.89%	0.88%	0.88%	0.88%	0.89%
Portfolio turnover rate	34%	178%	174%	181%	155%	164%
Net assets at end of period (in 000’s)	$ 352,707	$ 346,379	$ 398,240	$ 453,343	$ 503,364	$ 558,783

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Wellington Mid Cap Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Service Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 13.68	$ 13.32	$ 11.74	$ 15.35	$ 13.18	$ 12.83
Net investment income (loss) (a)	(0.01)	0.05	0.08	0.12	0.09	0.12
Net realized and unrealized gain (loss) on investments	2.19	1.28	2.49	(1.66)	2.38	1.24
Total from investment operations	2.18	1.33	2.57	(1.54)	2.47	1.36
Less distributions:
From net investment income	—	(0.09)	(0.12)	(0.11)	(0.12)	(0.08)
From net realized gain on investments	—	(0.88)	(0.87)	(1.96)	(0.18)	(0.93)
Total distributions	—	(0.97)	(0.99)	(2.07)	(0.30)	(1.01)
Net asset value at end of period	$ 15.86	$ 13.68	$ 13.32	$ 11.74	$ 15.35	$ 13.18
Total investment return (b)	15.94%(c)	11.00%	22.57%	(12.20)%	18.85%	10.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.08)%††	0.42%	0.58%	0.83%	0.64%	0.83%
Net expenses (d)	1.11%††	1.11%	1.11%	1.11%	1.11%	1.11%
Expenses (before waiver/reimbursement) (d)	1.13%††	1.14%	1.13%	1.13%	1.13%	1.14%
Portfolio turnover rate	34%	178%	174%	181%	155%	164%
Net assets at end of period (in 000’s)	$ 571,195	$ 551,856	$ 516,445	$ 395,800	$ 477,253	$ 435,287

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Wellington Mid Cap Portfolio (formerly known as MainStay VP MacKay Mid Cap Core Portfolio) (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	July 2, 2001
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

20	MainStay VP Wellington Mid Cap Portfolio

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
21

Notes to Financial Statements (Unaudited) (continued)
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution

22	MainStay VP Wellington Mid Cap Portfolio

and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective May 1, 2021, due to the replacement of MacKay Shields LLC ("MacKay Shields") as the Portfolio’s subadvisor and the appointment of Wellington Management Company LLP (“Wellington” or the “Subadvisor”) as the Portfolio’s subadvisor. Wellington, a registered investment adviser, is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.85% up to $1 billion; 0.80% from $1 billion to $2 billion; and 0.775% in excess of $2 billion. During the six-month period ended June 30, 2021, the effective management fee rate was 0.85% (exclusive of any applicable waivers/reimbursements).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.86% and 1.11%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
23

Notes to Financial Statements (Unaudited) (continued)
During the six-month period ended June 30, 2021, New York Life Investments earned fees from the Portfolio in the amount of $3,904,262 and waived fees and/or reimbursed certain class specific expenses in the amount of $87,346 and paid MacKay Shields and Wellington $1,269,247 and $573,498, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C) Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ —	$ 46,905	$ (41,335)	$ —	$ —	$ 5,570	$ —(a)	$ —	5,570

(a)	Less than $500.

Note 4-Federal Income Tax
As of June 30, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$930,008,977	$35,877,575	$(30,420,294)	$5,457,281
During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$26,437,525
Long-Term Capital Gains	37,488,819
Total	$63,926,344
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $4,226 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the

24	MainStay VP Wellington Mid Cap Portfolio

agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2021, purchases and sales of securities, other than short-term securities, were $309,900 and $404,608, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	275,196	$ 4,276,281
Shares redeemed	(3,314,994)	(50,996,595)
Net increase (decrease)	(3,039,798)	$(46,720,314)
Year ended December 31, 2020:
Shares sold	541,033	$ 6,496,484
Shares issued to shareholders in reinvestment of distributions	2,114,906	25,918,174
Shares redeemed	(7,201,123)	(92,080,310)
Net increase (decrease)	(4,545,184)	$(59,665,652)

Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	131,759	$ 1,977,401
Shares redeemed	(4,444,241)	(66,934,688)
Net increase (decrease)	(4,312,482)	$(64,957,287)
Year ended December 31, 2020:
Shares sold	6,166,167	$ 68,335,779
Shares issued to shareholders in reinvestment of distributions	3,161,762	38,008,170
Shares redeemed	(7,776,625)	(94,450,250)
Net increase (decrease)	1,551,304	$ 11,893,699
Note 10-Litigation
The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO.
Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).
In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.
The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).
On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs
25

Notes to Financial Statements (Unaudited) (continued)
have standing under the U.S. Bankruptcy Code, their claims were pre-empted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020. Plaintiffs filed a new petition for certiorari with the Supreme Court on July 6, 2020. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Portfolio. Defendants filed an opposition to the certiorari petition on August 26, 2020. Plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021. The Supreme Court denied the petition for certiorari on April 19, 2021.
On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.
On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.
On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his brief on January 7, 2020. The shareholder defendants filed an opposition brief on April 27, 2020, and Appellant filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.

26	MainStay VP Wellington Mid Cap Portfolio

The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio's cost basis in shares of Tribune was as follows:
Portfolio	Proceeds	Cost Basis
MainStay VP Wellington Mid Cap Portfolio	$808,180	$790,269
At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio's net asset value.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
27

Board Consideration and Approval of Subadvisory Agreement with Wellington Management Company LLP (Unaudited)
The Subadvisory Agreement between New York Life Investment Management LLC (“New York Life Investments”) and Wellington Management Company LLP (“Wellington”) with respect to the MainStay VP Wellington Mid Cap Portfolio (formerly known as the MainStay VP MacKay Mid Cap Core Portfolio) (“Portfolio”) (“New Subadvisory Agreement”), must be approved initially and, following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its February 3, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the New Subadvisory Agreement for an initial two-year period.
At meetings held on January 21, January 25 and February 3, 2021, the Board considered and approved New York Life Investments’ recommendations to appoint Wellington as the subadvisor to the Portfolio, to approve the New Subadvisory Agreement and to approve the related changes to the Portfolio’s principal investment strategies, name and investment process (the “Repositioning”), all effective on or about May 1, 2021. The Board noted that the material terms of the New Subadvisory Agreement are substantially identical to the terms of the then-current subadvisory agreement with MacKay Shields LLC (“MacKay”) with respect to the Portfolio, but that the subadvisory fee schedule under the New Subadvisory Agreement with Wellington includes fees that are lower at every level of assets than the subadvisory fees paid to MacKay under the then-current subadvisory agreement.
In reaching the decisions to approve the Repositioning and New Subadvisory Agreement, the Board considered information furnished by New York Life Investments and Wellington in connection with meetings of the Board and its Contracts, Investment and Risk and Compliance Oversight Committees held on January 21, January 25 and February 3, 2021, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. In addition, the Board considered information previously provided to the Board in connection with its review of the subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee. The Board also considered information furnished by Wellington in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the New Subadvisory Agreement and investment performance reports on the Portfolio as well as presentations from New York Life Investments and Wellington personnel. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The
Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In considering the Repositioning and the New Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services to be provided to the Portfolio by Wellington; (ii) the investment performance of the Portfolio, the qualifications of the proposed portfolio managers of the Portfolio and the historical investment performance of products managed by such portfolio managers with investment strategies similar to those of the Portfolio, as repositioned; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by Wellington from its relationship with the Portfolio; (iv) the extent to which economies of scale may be realized if the Portfolio grows and the extent to which economies of scale may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s proposed subadvisory fee to be paid by New York Life Investments to Wellington and estimated total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s proposed fees and estimated expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s proposed fees and estimated total ordinary operating expenses as compared to the peer funds identified by New York Life Investments.
Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement were based on a consideration of the information provided to the Trustees throughout the year, such as presentations from Wellington personnel, as well as information furnished specifically in connection with the contract review process for the Portfolio, in each case as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Wellington with respect to the Portfolio. The Board took note of New York Life Investments’ belief that Wellington, with its resources and historical investment performance track record for strategies similar to those of the Portfolio, as repositioned, is well qualified to serve as the Portfolio’s subadvisor. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.

28	MainStay VP Wellington Mid Cap Portfolio

The factors that figured prominently in the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decisions.
Nature, Extent and Quality of Services to be Provided by Wellington
In considering the Repositioning and the New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Portfolio, noting that New York Life Investments is responsible for supervising the Portfolio’s subadvisor. The Board examined the nature, extent and quality of the investment advisory services that Wellington proposed to provide to the Portfolio. Further, the Board evaluated and/or examined the following with regard to Wellington:
•	experience in providing investment advisory services;
•	experience in serving as advisor or subadvisor to other funds with similar strategies as those of the Portfolio, as repositioned, and the performance track record of those funds;
•	experience of investment advisory, senior management and administrative personnel;
•	overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Wellington;
•	New York Life Investments’ and Wellington’s belief that their respective compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws and their commitment to further developing and strengthening compliance programs relating to the MainStay Group of Funds generally and the Portfolio specifically;
•	ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio;
•	portfolio construction and risk management processes;
•	experience of the Portfolio’s proposed portfolio managers, including with respect to investment strategies similar to those of the Portfolio, as repositioned, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers; and
•	overall reputation, financial condition and assets under management.
Based on these considerations, the Board concluded that the Portfolio would likely benefit from the nature, extent and quality of the proposed investment advisory services to be provided by Wellington.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositioning, and the New Subadvisory Agreement considered by New York Life Investments. In addition, the Board considered steps taken to seek to improve the Portfolio’s investment performance and discussions between the Portfolio’s current portfolio management team and the Investment Committee of the Board. The Board further considered that shareholders may benefit from Wellington’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Portfolio, as repositioned, was not available.
The Board evaluated the Portfolio’s proposed portfolio management team, investment process, strategies and risks. The Board noted that Wellington currently manages one or more portfolios with investment strategies similar to those of the Portfolio, as repositioned. Additionally, the Board considered the historical performance of such portfolio or portfolios and other portfolios managed by the proposed portfolio managers for the Portfolio. Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by Wellington.
Based on these considerations, the Board concluded that the selection of Wellington as the subadvisor to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.
Costs of the Services to be Provided, and Profits to be Realized, by Wellington
The Board considered the anticipated costs of the services to be provided by Wellington under the New Subadvisory Agreement and the profits expected to be realized by Wellington due to its relationship with the Portfolio. The Board considered that Wellington’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that these fees would be paid by New York Life Investments, not the Portfolio.
In evaluating the anticipated costs of the services to be provided by Wellington and profits expected to be realized by Wellington, the Board considered, among other factors, Wellington’s investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the services proposed to be provided to the Portfolio, and that New York Life Investments would be responsible for paying the subadvisory fee to Wellington. The Board also considered the financial resources of
29

Board Consideration and Approval of Subadvisory Agreement with Wellington Management Company LLP (Unaudited) (continued)
Wellington and acknowledged that Wellington must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for Wellington to be able to provide high-quality services to the Portfolio.
In considering anticipated costs and profitability, the Board also considered certain fall-out benefits that may be realized by Wellington due to its relationship with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the potential benefits to Wellington from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to Wellington in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s holdings. In addition, the Board requested and received information from New York Life Investments concerning other material business relationships between Wellington and its affiliates and New York Life Investments and its affiliates, and considered the existence of a strategic partnership between New York Life Investments and Wellington that relates to certain current and future products that represented a conflict of interest associated with New York Life Investments’ recommendation to approve the Repositioning and the New Subadvisory Agreement.
The Board took into account the fact that the Portfolio would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and Wellington that a significant portion of the holdings of the Portfolio would be sold to align the Portfolio’s holdings with the strategies that would be pursued by Wellington. Additionally, the Board considered New York Life Investments’ representation that New York Life Investments would work closely with Wellington to seek to execute the optimal transition strategy and that New York Life Investments would make every effort to minimize potential direct and indirect costs associated with the Repositioning.
The Board considered that any profits realized by Wellington due to its relationship with the Portfolio would be the result of arm’s-length negotiations between New York Life Investments and Wellington, acknowledging that any such profits would be based on fees paid to Wellington by New York Life Investments, not the Portfolio.
Subadvisory Fee and Estimated Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee to be paid under the New Subadvisory Agreement and the Portfolio’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Portfolio to New York Life Investments because the subadvisory fee to be paid to Wellington would be paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s proposed fees and estimated expenses, the Board considered information provided by New York Life Investments on fees and expenses of peer funds. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s proposed expense structure would permit economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s proposed expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the Repositioning and the New Subadvisory Agreement.

30	MainStay VP Wellington Mid Cap Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisors, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
31

Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
32	MainStay VP Wellington Mid Cap Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
nylinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2021 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781635	MSVPMCC10-08/21
(NYLIAC) NI527

MainStay VP U.S. Government Money Market Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the U.S. Federal Reserve. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date[1]	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	1/29/1993	0.00%	0.01%	0.77%	0.39%	0.42%

7-Day Current Yield = 0.01%; 7-Day Effective Yield = 0.01%.[3]

1.	Effective August 26, 2016 and October 14, 2016, the Portfolio modified its principal investment strategies in connection with commencing operations as a "government money market fund." Consequently the performance information may have been different if the current investment strategies had been in effect during the period prior to the Portfolio commencing operations as a "government money market fund."
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.   As of June 30, 2021, MainStay VP U.S. Government Money Market Portfolio had an effective 7-day current yield = 0.01%; 7-day effective yield = 0.01%. The current yield is more reflective of the Portfolio’s earnings than the total return.
Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Average Lipper Variable Products U.S. Government Money Market Portfolio[1]	0.00%	0.01%	0.73%	0.37%
Morningstar Prime Money Market Category Average[2]	0.00	0.02	0.96	0.50

1.	The Portfolio has selected the Average Variable Products U.S. Government Money Market Portfolio as its primary benchmark. The Average Lipper VP U.S. Government Money Market Portfolio is an equally weighted performance average consisting of funds that invest 99.5% of their assets in cash, government securities and/or repurchase agreements that are collateralized solely by government securities or cash, and have a weighted average maturity of 60 days or less. These funds intend to keep a constant net asset value.
2.	The Morningstar Prime Money Market Category Average is representative of funds that invest in short-term money market securities in order to provide a level of current income that is consistent with the preservation of capital. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP U.S. Government Money Market Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,000.00	$0.25	$1,024.55	$0.25	0.05%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP U.S. Government Money Market Portfolio

Portfolio Composition as of June 30, 2021 (Unaudited)
‡    Less than one-tenth of percent.
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio's holdings are subject to change.

7

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by NYL Investors LLC, the Portfolio’s Subadvisor.
How did MainStay VP U.S. Government Money Market Portfolio perform relative to its peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio provided a 7-day current yield of 0.01% and a 7-day effective yield of 0.01%. For the six months ended June 30, 2021, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio returned 0.00%. For the same period, the Portfolio performed in line with the 0.00% return of the Average Lipper Variable Products U.S. Government Money Market Portfolio and outperformed the −0.01% return of the Average Lipper Variable Products Money Market Portfolio. For the six months ended June 30, 2021, the Portfolio performed in line with the 0.00% return of the Morningstar Prime Money Market Category.1
What was the Portfolio’s duration2 strategy during the reporting period?
The Portfolio’s strategy was to continue to look for term premium in the market. The duration at the end of the reporting period was 42 days (up from 33 days in December 2020).
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
Because markets remained stable during the reporting period, the Portfolio was not forced to make significant changes to the allocation or strategy.
During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?
The strongest positive contribution to the Portfolio’s performance during the reporting period came from agency discount notes. (Contributions take weightings and total returns into account.) The weakest performing market segment during the same period was repurchase agreements.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio made no significant purchases or sales during the reporting period.
How did the Portfolio’s sector weightings change during the reporting period?
The Portfolio’s allocation to agency discount notes increased at the expense of its allocation to U.S. Treasury bills.

1.	See page 5 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
The opinions expressed are those of the Subadvisor as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
8	MainStay VP U.S. Government Money Market Portfolio

Portfolio of Investments June 30, 2021† (Unaudited)
	Principal Amount	Value
Short-Term Investments 100.0%
Government Agency Debt 45.6%
Federal Agricultural Mortgage Corp.
0.08%, due 7/29/21	$ 13,000,000	$ 12,999,191
0.13%, due 7/30/21	21,000,000	20,997,801
0.015%, due 8/17/21	30,000,000	29,999,412
Federal Farm Credit Banks
0.01%, due 7/15/21	2,000,000	1,999,992
0.08%, due 7/20/21	10,000,000	9,999,578
0.02%, due 8/6/21	7,000,000	6,999,860
0.06%, due 8/23/21	14,000,000	13,998,763
0.02%, due 8/26/21	10,000,000	9,999,689
0.02%, due 8/31/21	7,000,000	6,999,763
Federal Home Loan Banks
0.045%, due 8/4/21	27,809,000	27,807,818
0.016%, due 8/11/21	6,000,000	5,999,891
0.005%, due 8/13/21	47,000,000	46,999,719
0.033%, due 10/27/21	20,000,000	19,997,837
Federal National Mortgage Association
0.04%, due 9/15/21	25,000,000	24,997,889
Tennessee Valley Authority
0.01%, due 7/21/21	61,100,000	61,099,661
Total Government Agency Debt (Cost $300,896,864)		300,896,864
Treasury Debt 41.5%
U.S. Treasury Bills (a)
0.023%, due 7/13/21	83,000,000	82,999,361
0.045%, due 7/20/21	3,000,000	2,999,928
0.01%, due 7/22/21	45,000,000	44,999,737
0.007%, due 9/7/21	14,000,000	13,999,802
0.008%, due 9/14/21	52,000,000	51,999,129
0.024%, due 9/28/21	77,000,000	76,995,527
Total Treasury Debt (Cost $273,993,484)		273,993,484
	Principal Amount	Value

Treasury Repurchase Agreements 12.9%
RBC Capital Markets LLC 0.05%, dated 6/30/21 due 7/1/21 Proceeds at Maturity $60,246,084 (Collateralized by United States Treasury securities with rates between 0.13% and 2.23% and maturity dates between 10/15/25 and 08/15/46, with a Principal Amount of $56,409,400 and a Market Value of $61,451,107)	60,246,000	$ 60,246,000
TD Securities, Inc. 0.05%, dated 6/30/21 due 7/1/21 Proceeds at Maturity $25,000,035 (Collateralized by United States Treasury securities with rates between 1.38% and 2.63% and maturity dates between 10/15/22 and 02/28/23, with a Principal Amount of $24,932,500 and a Market Value of $25,500,073)	25,000,000	25,000,000
Total Treasury Repurchase Agreements (Cost $85,246,000)		85,246,000
Total Short-Term Investments (Cost $660,136,348)	100.0%	660,136,348
Other Assets, Less Liabilities	(0.0)‡	(171,537)
Net Assets	100.0%	$ 659,964,811

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Interest rate shown represents yield to maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
Government Agency Debt	$ —	$ 300,896,864	$ —	$ 300,896,864
Treasury Debt	—	273,993,484	—	273,993,484
Treasury Repurchase Agreements	—	85,246,000	—	85,246,000
Total Investments in Securities	$ —	$ 660,136,348	$ —	$ 660,136,348

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP U.S. Government Money Market Portfolio

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in securities, at value (amortized cost $574,890,348)	$574,890,348
Repurchase agreements, at value (amortized cost $85,246,000)	85,246,000
Cash	696
Receivables:
Interest	118
Other assets	156,721
Total assets	660,293,883
Liabilities
Payables:
Manager (See Note 3)	136,959
Shareholder communication	59,000
Portfolio shares redeemed	57,845
Professional fees	44,532
Custodian	24,403
Trustees	753
Dividends payable	5,580
Total liabilities	329,072
Net assets	$659,964,811
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 659,895
Additional paid-in-capital	659,289,390
659,949,285
Total distributable earnings (loss)	15,526
Net assets	$659,964,811
Initial Class
Net assets applicable to outstanding shares	$659,964,811
Shares of beneficial interest outstanding	659,895,481
Net asset value per share outstanding	$ 1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 215,435
Other	72
Total income	215,507
Expenses
Manager (See Note 3)	1,461,384
Professional fees	49,225
Shareholder communication	32,837
Custodian	20,898
Trustees	8,949
Miscellaneous	4,427
Total expenses before waiver/reimbursement	1,577,720
Expense waiver/reimbursement from Manager (See Note 3)	(1,400,406)
Net expenses	177,314
Net investment income (loss)	38,193
Realized Gain (Loss)
Net realized gain (loss) on investments	3,260
Net increase (decrease) in net assets resulting from operations	$ 41,453
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP U.S. Government Money Market Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 38,193	$ 1,012,893
Net realized gain (loss)	3,260	7,864
Net increase (decrease) in net assets resulting from operations	41,453	1,020,757
Distributions to shareholders:
Initial Class	(38,211)	(1,012,896)
Capital share transactions:
Net proceeds from sales of shares	303,100,606	1,078,323,719
Net asset value of shares issued to shareholder in reinvestment of distributions	32,628	1,012,896
Cost of shares redeemed	(470,221,825)	(648,548,415)
Increase (decrease) in net assets derived from capital share transactions	(167,088,591)	430,788,200
Net increase (decrease) in net assets	(167,085,349)	430,796,061
Net Assets
Beginning of period	827,050,160	396,254,099
End of period	$ 659,964,811	$ 827,050,160
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss)	0.00‡	0.00‡	0.02	0.01	0.00‡	0.00‡
Net realized and unrealized gain (loss) on investments‡	0.00	0.00	0.00	0.00	0.00	(0.00)
Total from investment operations	0.00‡	0.00‡	0.02	0.01	0.00‡	0.00‡
Less distributions:
From net investment income	(0.00)‡	0.00‡	(0.02)	(0.01)	(0.00)‡	(0.00)‡
Net asset value at end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (a)	0.00%‡‡	0.24%	1.78%	1.38%	0.42%	0.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%††	0.15%	1.78%	1.37%	0.41%	0.02%(b)
Net expenses	0.05%††	0.16%	0.44%	0.44%	0.44%	0.39%(c)
Expenses (before waiver/reimbursement)	0.41%††	0.42%	0.44%	0.44%	0.44%	0.49%
Net assets at end of period (in 000’s)	$ 659,965	$ 827,050	$ 396,254	$ 512,490	$ 496,871	$ 657,487

*	Unaudited.
‡‡	Less than one-tenth percent.
‡	Less than one cent per share.
††	Annualized.
(a)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 0.01%.
(c)	Without the custody fee reimbursement, net expenses would have been 0.40%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP U.S. Government Money Market Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP U.S. Government Money Market Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share class that has been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares.
The Portfolio's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Valuation of Shares.  The Portfolio seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so. An investment in the Portfolio, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.
(B) Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs

15

Notes to Financial Statements (Unaudited) (continued)
to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2021, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the six-month period ended June 30, 2021, there were no material changes to the fair value methodologies.
Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2021, were fair valued in such a manner.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(C) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(D) Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net

16	MainStay VP U.S. Government Money Market Portfolio

realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
(F) Expenses.  Expenses of the Fund are allocated to the individual Funds in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.
Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio's custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2021, the Portfolio did not hold any repurchase agreements.
(I) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
(J) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect
17

Notes to Financial Statements (Unaudited) (continued)
an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of 0.40% up to $500 million; 0.35% from $500 million to $1 billion; and 0.30% in excess of $1 billion.
Effective May 1, 2020, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Initial Class shares do not exceed 0.28% of average daily net assets. This agreement will remain in effect until May 1, 2022 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended June 30, 2021, the effective management fee rate was 0.38%.
New York Life Investments may voluntarily waive or reimburse expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund’s during periods when expenses have a significant impact on the yield of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.
During the six-month period ended June 30, 2021, New York Life Investments earned fees from the Portfolio in the amount of $1,461,384 and waived fees and/or reimbursed expenses in the amount of $1,400,406 and paid the Subadvisor fees in the amount of $476,796.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
Note 4-Federal Income Tax
The amortized cost also represents the aggregate cost for federal income tax purposes.
During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$1,012,551
Long-Term Capital Gains	345
Total	$1,012,896

18	MainStay VP U.S. Government Money Market Portfolio

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $6,004 for the period January 1, 2021 through February 21, 2021.
Note 6–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:
Initial Class (at $1 per share)	Shares
Six-month period ended June 30, 2021:
Shares sold	303,070,299
Shares issued to shareholders in reinvestment of distributions	32,625
Shares redeemed	(470,174,808)
Net increase (decrease)	(167,071,884)
Year ended December 31, 2020 :
Shares sold	1,078,220,316
Shares issued to shareholders in reinvestment of distributions	1,012,804
Shares redeemed	(648,484,735)
Net increase (decrease)	430,748,385
Note 7–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 8–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
19

Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file a Form N-MFP every month disclosing its portfolio holdings. The Portfolio's Form N-MFP is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
20	MainStay VP U.S. Government Money Market Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
nylinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2021 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781646	MSVPUSGMM10-08/21
(NYLIAC) NI510

MainStay VP MacKay Convertible Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
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Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the U.S. Federal Reserve. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

MainStay VP MacKay Convertible Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date	Six Months	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Initial Class Shares	10/1/1996	6.01%	35.53%	16.26%	11.12%	0.61%
Service Class Shares	6/5/2003	5.88	35.19	15.97	10.84	0.86
Service 2 Class Shares	4/26/2016	5.82	35.06	15.86	15.32	0.96

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
ICE BofA U.S. Convertible Index[1]	6.90%	45.75%	18.86%	12.85%
Morningstar Convertibles Category Average[2]	4.64	34.23	15.42	9.98

1.	The ICE BofA U.S. Convertible Index is the Portfolio’s primary benchmark. The ICE BofA U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Convertibles Category Average is representative of funds that are designed to offer some of the capital-appreciation potential of stock portfolios while also supplying some of the safety and yield of bond portfolios. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
6	MainStay VP MacKay Convertible Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Convertible Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,060.10	$2.86	$1,022.02	$2.81	0.56%
Service Class Shares	$1,000.00	$1,058.80	$4.13	$1,020.78	$4.06	0.81%
Service 2 Class Shares	$1,000.00	$1,058.20	$4.64	$1,020.28	$4.56	0.91%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of June 30, 2021 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings or Issuers Held as of June 30, 2021 (excluding short-term investments) (Unaudited)
1.	Danaher Corp., 4.75%-5.00%
2.	Anthem, Inc., 2.75%, due 10/15/42
3.	Pioneer Natural Resources Co., 0.25%, due 5/15/25
4.	Microchip Technology, Inc., 1.625%, due 2/15/25–2/15/27
5.	EQT Corp., 1.75%, due 5/1/26
6.	Southwest Airlines Co., 1.25%, due 5/1/25
7.	BioMarin Pharmaceutical, Inc., 0.599%-1.25%, due 8/1/24–5/15/27
8.	Nice Ltd., (zero coupon), due 9/15/25
9.	Lumentum Holdings, Inc., 0.25%, due 3/15/24
10.	NRG Energy, Inc., 2.75%, due 6/1/48

8	MainStay VP MacKay Convertible Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay Convertible Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP MacKay Convertible Portfolio returned 6.01% for Initial Class shares, 5.88% for Service Class shares and 5.82% for Service 2 Class shares. Over the same period, all share classes underperformed the 6.90% return of the ICE BofA U.S. Convertible Index (“the Index”), which is the Portfolio’s primary benchmark, and outperformed the 4.64% return of the Morningstar Convertibles Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio underperformed the Index largely due to its relatively underweight exposure to the consumer discretionary sector, which included several securities not owned by the Portfolio that made strong positive contributions to the performance of the Index.
During the reporting period, which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
The two sectors making the strongest contributions to the Portfolio’s performance relative to the Index were energy and health care. (Contributions take weightings and total returns into account.) The Portfolio held overweight exposure to energy, which benefited from a sharp rise in the price of crude oil and natural gas. Demand for crude increased as global economies began to reopen and travel restrictions were reduced. Natural gas prices rose following bitterly cold weather in the mid-United States in February 2021, followed by record early-summer heat in June that drove increased demand for natural gas to generate power for cooling. In health care, the Portfolio benefited from gains in its two largest holdings, convertible securities of equipment maker Danaher and health plan provider Anthem. Danaher convertibles rose following the company’s announcement of an accretive acquisition, described in greater detail below. Anthem convertibles rose in the absence of significant company-specific news, likely driven higher by increased investor appetite for value-oriented companies, as Anthem is arguably inexpensively valued on a price-to-earnings and free-cash-flow basis.
Relative to the Index, the Portfolio’s two weakest sectors were consumer discretionary and information technology. In the consumer discretionary sector, underweight exposure to electric car maker Tesla hurt the Portfolio’s relative performance. Tesla’s common shares and convertible bonds rose sharply at the beginning of the reporting period when the issuer was a very large component of the U.S. convertible benchmark. During the reporting period, Tesla retired most of its outstanding convertible bonds. As the stock fell from all-time highs, that decline had limited impact on the Index’s performance, as the company was no longer a large constituent of the Index. The Portfolio was also hurt by not owning the convertible bonds of furniture retailer Wayfair, which contributed meaningfully to the performance of the Index. In the information technology sector, underperformance was driven by weak returns from two of the Portfolio’s largest holdings, communications equipment maker Lumentum and enterprise software solutions provider NICE Systems.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The Portfolio’s three best-performing individual holdings included the convertible bonds of specialty retailer American Eagle Outfitters and natural gas producer EQT, and the convertible preferred shares of Danaher. American Eagle Outfitters convertible bonds rose after the company reported better-than-expected sales and earnings as pent-up consumer demand boosted results. EQT convertible bonds rose largely in tandem with the surge in natural gas prices. Danaher convertible shares rose after the company announced the $9 billion acquisition of privately held Aldevron, a manufacturer of components used to develop gene therapies.
The Portfolio’s weakest individual holdings were all information technology holdings: the convertible bonds of NICE, software-as-a-service solutions provider RingCentral, and Lumentum. NICE and RingCentral issues declined on little company-specific news. Both were very strong performers last year. We believe the recent investor preference for value over growth companies likely weighed on the performance of both securities. The convertible bonds of Lumentum declined after the company reported disappointing first-quarter 2021 results and provided a weak outlook for the remainder of the year due to slowing sales in China and a loss of market share with Apple.
Did the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the Portfolio initiated positions in convertible securities issued by independent power producer AES, automobile maker Ford Motor and oilfield equipment & services provider Oil States International. The Portfolio’s purchase of AES convertible preferred shares was based on the company’s significant free cash flow generation and its increasing use of renewable energy as a source for power generation. The purchase of Ford convertible bonds reflected our belief that the company’s common shares were undervalued based on Ford’s solid free cash flow generation. The Portfolio exchanged holdings of Oil States International convertible bonds for a new issue sold by the company that offered a higher coupon and greater equity

1.	See page 5 for more information on benchmark and peer group returns.
9

sensitivity. We believed that Oil States common shares were undervalued based on an expected recovery in oilfield activity as a result of higher commodity prices.
During the same period, we sold the Portfolio’s remaining position in Tesla, as the company’s common shares rose to levels we did not believe were supported by fundamentals and valuation. We also trimmed the Portfolio’s holdings of Chart Industries and Enphase Energy, as both companies reached their respective target prices. Finally, we sold the Portfolio’s holding in Aerojet Rocketdyne following the announcement that the company would be acquired by Lockheed-Martin.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, there were no material changes in sector weights. The Portfolio’s largest increases in sector exposure were in energy, utilities and consumer staples. Conversely, there were reductions in exposure to the materials, consumer discretionary and information technology sectors.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2021, the Portfolio held overweight exposure relative to the Index in health care, information technology, industrials and energy; and held underweight exposure to financials, real estate, utilities, communication services, materials and consumer discretionary. As of the same date, the Portfolio held market-weight exposure to the consumer staples sector.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP MacKay Convertible Portfolio

Portfolio of Investments June 30, 2021† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 1.5%
Corporate Bonds 1.5%
Biotechnology 0.6%
Bridgebio Pharma, Inc.
2.50%, due 3/15/27	$ 6,895,000	$ 11,342,275
Oil & Gas 0.0% ‡
Valaris Ltd.
Series 1145
8.25%, due 4/30/28	801,000	831,037
Oil & Gas Services 0.1%
Weatherford International Ltd.
11.00%, due 12/1/24 (a)	1,137,000	1,182,480
Semiconductors 0.8%
Silicon Laboratories, Inc.
0.625%, due 6/15/25	11,949,000	16,564,899
Total Corporate Bonds (Cost $37,163,568)		29,920,691
Total Long-Term Bonds (Cost $37,163,568)		29,920,691
Convertible Securities 90.5%
Convertible Bonds 79.8%
Airlines 2.8%
American Airlines Group, Inc.
6.50%, due 7/1/25	6,895,000	10,842,387
JetBlue Airways Corp.
0.50%, due 4/1/26 (a)(b)	4,623,000	4,629,934
Southwest Airlines Co.
1.25%, due 5/1/25	25,423,000	38,627,071
Spirit Airlines, Inc.
1.00%, due 5/15/26	3,235,000	3,099,454
		57,198,846
Auto Manufacturers 1.4%
Ford Motor Co.
(zero coupon), due 3/15/26 (a)	25,312,000	28,112,140
Biotechnology 5.7%
Apellis Pharmaceuticals, Inc.
3.50%, due 9/15/26	4,715,000	8,728,644
BioMarin Pharmaceutical, Inc.
0.599%, due 8/1/24	25,312,000	26,294,106
1.25%, due 5/15/27	11,674,000	11,754,867
	Principal Amount	Value

Biotechnology (continued)
Exact Sciences Corp.
0.375%, due 3/1/28	$ 21,770,000	$ 27,022,012
Guardant Health, Inc.
(zero coupon), due 11/15/27 (a)	7,494,000	8,566,579
Halozyme Therapeutics, Inc.
0.25%, due 3/1/27 (a)	3,493,000	3,259,406
Illumina, Inc.
(zero coupon), due 8/15/23 (b)	15,498,000	19,585,597
Ionis Pharmaceuticals, Inc.
(zero coupon), due 4/1/26 (a)	9,307,000	9,164,603
		114,375,814
Building Materials 0.9%
Patrick Industries, Inc.
1.00%, due 2/1/23	16,885,000	18,383,544
Commercial Services 3.3%
Alarm.com Holdings, Inc.
(zero coupon), due 1/15/26 (a)	3,250,000	2,996,500
Chegg, Inc.
(zero coupon), due 9/1/26 (a)	10,000,000	10,440,000
Euronet Worldwide, Inc.
0.75%, due 3/15/49	11,685,000	13,364,719
Repay Holdings Corp.
(zero coupon), due 2/1/26 (a)	2,180,000	2,169,100
Sabre GLBL, Inc.
4.00%, due 4/15/25	1,185,000	2,162,625
Shift4 Payments, Inc.
(zero coupon), due 12/15/25 (a)	2,300,000	3,112,130
Square, Inc. (a)
(zero coupon), due 5/1/26	14,812,000	16,783,847
0.25%, due 11/1/27	13,105,000	15,267,325
		66,296,246
Computers 2.7%
Lumentum Holdings, Inc.
0.25%, due 3/15/24	24,689,000	36,030,677
Parsons Corp.
0.25%, due 8/15/25 (a)	2,878,000	3,060,753
Western Digital Corp.
1.50%, due 2/1/24 (b)(c)	4,634,000	4,972,861
Zscaler, Inc.
0.125%, due 7/1/25 (a)	6,293,000	9,820,113
		53,884,404
Diversified Financial Services 0.4%
LendingTree, Inc.
0.625%, due 6/1/22	7,200,000	8,536,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Convertible Bonds (continued)
Electric 1.7%
NRG Energy, Inc.
2.75%, due 6/1/48	$ 29,752,000	$ 34,720,584
Energy-Alternate Sources 2.1%
Enphase Energy, Inc.
(zero coupon), due 3/1/26 (a)	9,315,000	9,151,987
NextEra Energy Partners LP
(zero coupon), due 11/15/25 (a)	10,860,000	11,739,660
SolarEdge Technologies, Inc.
(zero coupon), due 9/15/25 (a)	16,283,000	20,435,165
		41,326,812
Entertainment 2.2%
Live Nation Entertainment, Inc.
2.50%, due 3/15/23	9,704,000	13,598,215
Marriott Vacations Worldwide Corp.
(zero coupon), due 1/15/26 (a)	3,060,000	3,423,528
Vail Resorts, Inc.
(zero coupon), due 1/1/26 (a)	25,384,000	26,462,820
		43,484,563
Food 0.6%
Chefs' Warehouse, Inc. (The)
1.875%, due 12/1/24	11,724,000	12,280,890
Healthcare-Products 3.2%
Cantel Medical Corp.
3.25%, due 5/15/25	2,749,000	5,967,048
CONMED Corp.
2.625%, due 2/1/24	14,887,000	24,061,114
Haemonetics Corp.
(zero coupon), due 3/1/26 (a)	4,580,000	3,864,375
Integra LifeSciences Holdings Corp.
0.50%, due 8/15/25	8,831,000	9,792,696
NuVasive, Inc.
0.375%, due 3/15/25	12,958,000	12,836,519
Omnicell, Inc.
0.25%, due 9/15/25 (a)	1,735,000	2,818,507
SmileDirectClub, Inc.
(zero coupon), due 2/1/26 (a)	5,580,000	4,596,525
		63,936,784
Healthcare-Services 4.1%
Anthem, Inc.
2.75%, due 10/15/42	9,296,000	50,223,499
	Principal Amount	Value

Healthcare-Services (continued)
Teladoc Health, Inc.
1.25%, due 6/1/27	$ 28,389,000	$ 31,920,592
		82,144,091
Internet 8.9%
Booking Holdings, Inc.
0.90%, due 9/15/21	13,680,000	14,890,680
Etsy, Inc.
0.125%, due 10/1/26	9,415,000	22,605,415
Expedia Group, Inc.
(zero coupon), due 2/15/26 (a)(b)	2,758,000	2,992,430
Match Group Financeco 2, Inc.
0.875%, due 6/15/26 (a)	11,153,000	21,420,731
Okta, Inc.
0.125%, due 9/1/25	7,194,000	10,391,733
Palo Alto Networks, Inc.
0.375%, due 6/1/25	8,438,000	11,517,870
0.75%, due 7/1/23	13,152,000	19,201,920
Q2 Holdings, Inc.
0.75%, due 6/1/26 (b)	2,800,000	3,673,600
Shopify, Inc.
0.125%, due 11/1/25	14,522,000	18,980,254
Snap, Inc.
(zero coupon), due 5/1/27 (a)	4,625,000	4,967,250
0.75%, due 8/1/26	1,000	3,015
Twitter, Inc.
(zero coupon), due 3/15/26 (a)	6,865,000	6,581,819
Uber Technologies, Inc.
(zero coupon), due 12/15/25 (a)	12,588,000	12,827,172
Wix.com Ltd.
(zero coupon), due 7/1/23	9,769,000	20,119,255
Zendesk, Inc.
0.625%, due 6/15/25	5,370,000	7,847,181
		178,020,325
Leisure Time 1.4%
Carnival Corp.
5.75%, due 4/1/23	5,612,000	15,404,940
NCL Corp. Ltd.
5.375%, due 8/1/25 (a)	2,860,000	5,215,210
6.00%, due 5/15/24	1,756,000	4,084,456
Royal Caribbean Cruises Ltd.
4.25%, due 6/15/23 (a)	3,070,000	4,198,452
		28,903,058
Machinery-Diversified 1.3%
Chart Industries, Inc.
1.00%, due 11/15/24 (a)	10,278,000	26,061,154

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay Convertible Portfolio

	Principal Amount	Value
Convertible Bonds (continued)
Media 2.7%
Cable One, Inc.
1.125%, due 3/15/28 (a)	$ 11,625,000	$ 11,880,939
DISH Network Corp.
(zero coupon), due 12/15/25 (a)	22,607,000	26,438,887
Liberty Media Corp.
1.375%, due 10/15/23	5,512,000	7,351,567
Liberty Media Corp-Liberty Formula One
1.00%, due 1/30/23	6,664,000	9,088,863
		54,760,256
Oil & Gas 5.0%
Centennial Resource Production LLC
3.25%, due 4/1/28	14,611,000	19,295,287
EQT Corp.
1.75%, due 5/1/26	23,557,000	39,354,324
Pioneer Natural Resources Co.
0.25%, due 5/15/25	25,668,000	41,081,634
		99,731,245
Oil & Gas Services 2.5%
Helix Energy Solutions Group, Inc.
6.75%, due 2/15/26	18,071,000	22,202,031
Oil States International, Inc.
1.50%, due 2/15/23	1,013,000	952,865
4.75%, due 4/1/26 (a)(b)	25,625,000	27,799,180
		50,954,076
Pharmaceuticals 2.9%
Dexcom, Inc.
0.25%, due 11/15/25	28,123,000	29,511,573
Neurocrine Biosciences, Inc.
2.25%, due 5/15/24	11,238,000	15,136,462
Pacira BioSciences, Inc.
0.75%, due 8/1/25 (a)	10,608,000	11,682,060
2.375%, due 4/1/22	1,094,000	1,197,247
		57,527,342
Real Estate Investment Trusts 0.6%
Pebblebrook Hotel Trust
1.75%, due 12/15/26	5,863,000	6,677,957
Summit Hotel Properties, Inc.
1.50%, due 2/15/26	6,165,000	6,383,857
		13,061,814
Retail 3.3%
American Eagle Outfitters, Inc.
3.75%, due 4/15/25	5,261,000	22,985,309
	Principal Amount	Value

Retail (continued)
Burlington Stores, Inc.
2.25%, due 4/15/25	$ 20,948,000	$ 33,385,875
Cheesecake Factory, Inc. (The)
0.375%, due 6/15/26	9,488,000	9,387,190
		65,758,374
Semiconductors 4.5%
Cree, Inc.
1.75%, due 5/1/26	1,495,000	3,252,372
Microchip Technology, Inc.
1.625%, due 2/15/25	6,103,000	20,151,496
1.625%, due 2/15/27	9,215,000	20,554,979
Micron Technology, Inc.
Series D
3.125%, due 5/1/32	2,310,000	19,665,723
ON Semiconductor Corp.
1.625%, due 10/15/23	8,983,000	17,118,791
Rambus, Inc.
1.375%, due 2/1/23	6,552,000	8,657,158
		89,400,519
Software 10.9%
Akamai Technologies, Inc.
0.375%, due 9/1/27	18,297,000	21,261,114
Atlassian, Inc.
0.625%, due 5/1/23	7,925,000	24,906,700
Bentley Systems, Inc.
0.125%, due 1/15/26 (a)	3,445,000	4,121,254
Bill.com Holdings, Inc.
(zero coupon), due 12/1/25 (a)	2,885,000	3,865,900
Coupa Software, Inc.
0.375%, due 6/15/26	8,365,000	9,691,898
Datadog, Inc.
0.125%, due 6/15/25	8,148,000	10,892,857
Envestnet, Inc.
1.75%, due 6/1/23	15,677,000	19,272,912
Everbridge, Inc.
0.125%, due 12/15/24	10,466,000	14,331,879
Five9, Inc.
0.50%, due 6/1/25 (a)	2,865,000	4,249,153
J2 Global, Inc.
1.75%, due 11/1/26 (a)	3,285,000	4,202,829
MongoDB, Inc.
0.25%, due 1/15/26	5,853,000	10,590,272
RingCentral, Inc.
(zero coupon), due 3/1/25	28,729,000	31,871,234
Slack Technologies, Inc.
0.50%, due 4/15/25	10,546,000	16,023,329
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Convertible Bonds (continued)
Software (continued)
Splunk, Inc.
0.50%, due 9/15/23	$ 14,072,000	$ 16,446,650
Workday, Inc.
0.25%, due 10/1/22	10,554,000	17,499,587
Zynga, Inc.
(zero coupon), due 12/15/26 (a)	8,495,000	9,100,269
		218,327,837
Telecommunications 3.6%
Infinera Corp.
2.50%, due 3/1/27	4,490,000	6,837,205
InterDigital, Inc.
2.00%, due 6/1/24	2,860,000	3,183,537
Nice Ltd.
(zero coupon), due 9/15/25 (a)(b)	34,334,000	36,840,107
Viavi Solutions, Inc.
1.00%, due 3/1/24	14,133,000	19,971,696
Vonage Holdings Corp.
1.75%, due 6/1/24	5,148,000	5,763,908
		72,596,453
Transportation 0.9%
Atlas Air Worldwide Holdings, Inc.
2.25%, due 6/1/22	16,769,000	18,341,932
Trucking & Leasing 0.2%
Greenbrier Cos., Inc. (The)
2.875%, due 4/15/28 (a)	3,235,000	3,383,810
Total Convertible Bonds (Cost $1,357,659,245)		1,601,509,413

	Shares
Convertible Preferred Stocks 10.7%
Banks 1.7%
Bank of America Corp.
Series L
7.25% (d)	11,636	16,476,576
Wells Fargo & Co.
Series L
7.50% (d)	12,264	18,717,439
		35,194,015
	Shares	Value

Capital Markets 1.1%
KKR & Co., Inc.
Series C
6.00% (e)	283,400	$ 21,838,804
Chemicals 0.2%
Lyondellbasell Advanced Polymers, Inc.
6.00% (d)	4,110	4,315,500
Electric Utilities 0.8%
PG&E Corp.
5.50%	154,100	15,621,117
Health Care Equipment & Supplies 4.2%
Becton Dickinson and Co.
Series B
6.00% (b)	106,750	5,712,192
Danaher Corp. (b)
Series A
4.75%	34,270	61,638,365
Series B
5.00%	11,280	16,641,046
		83,991,603
Independent Power and Renewable Electricity Producers 0.8%
AES Corp. (The)
6.87% (b)	150,600	16,200,042
Machinery 1.0%
Stanley Black & Decker, Inc.
5.25% (b)	164,200	19,823,866
Semiconductors & Semiconductor Equipment 0.9%
Broadcom, Inc.
Series A
8.00% (e)	12,125	18,428,424
Total Convertible Preferred Stocks (Cost $192,703,477)		215,413,371
Total Convertible Securities (Cost $1,550,362,722)		1,816,922,784
Common Stocks 1.6%
Banks 0.6%
Bank of America Corp.	267,678	11,036,364

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay Convertible Portfolio

	Shares	Value
Common Stocks (continued)
Energy Equipment & Services 0.3%
Valaris Ltd. (e)	111,802	$ 3,228,842
Weatherford International plc (e)	157,538	2,867,191
		6,096,033
Semiconductors & Semiconductor Equipment 0.7%
Lam Research Corp.	21,836	14,208,685
Total Common Stocks (Cost $24,231,816)		31,341,082
Short-Term Investments 9.1%
Affiliated Investment Company 6.3%
MainStay U.S. Government Liquidity Fund, 0.01% (f)(g)	126,164,447	126,164,447
Unaffiliated Investment Companies 2.8%
BlackRock Liquidity FedFund, 0.025% (g)(h)	35,000,000	35,000,000
Wells Fargo Government Money Market Fund, 0.025% (g)(h)	21,616,984	21,616,984
		56,616,984
Total Short-Term Investments (Cost $182,781,431)		182,781,431
Total Investments (Cost $1,794,539,537)	102.7%	2,060,965,988
Other Assets, Less Liabilities	(2.7)	(53,281,333)
Net Assets	100.0%	$ 2,007,684,655

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	All or a portion of this security was held on loan. As of June 30, 2021, the aggregate market value of securities on loan was $55,809,467; the total market value of collateral held by the Portfolio was $57,073,334. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $456,350. The Portfolio received cash collateral with a value of $56,616,984. (See Note 2(H))
(c)	Step coupon—Rate shown was the rate in effect as of June 30, 2021.
(d)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Non-income producing security.
(f)	As of June 30, 2021, the Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's share class.
(g)	Current yield as of June 30, 2021.
(h)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 29,920,691	$ —	$ 29,920,691
Total Corporate Bonds	—	29,920,691	—	29,920,691
Convertible Securities
Convertible Bonds	—	1,601,509,413	—	1,601,509,413
Convertible Preferred Stocks	215,413,371	—	—	215,413,371
Total Convertible Securities	215,413,371	1,601,509,413	—	1,816,922,784
Common Stocks	31,341,082	—	—	31,341,082
Short-Term Investments
Affiliated Investment Company	126,164,447	—	—	126,164,447
Unaffiliated Investment Companies	56,616,984	—	—	56,616,984
Total Short-Term Investments	182,781,431	—	—	182,781,431
Total Investments in Securities	$ 429,535,884	$ 1,631,430,104	$ —	$ 2,060,965,988

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay Convertible Portfolio

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $1,668,375,090) including securities on loan of $55,809,467	$1,934,801,541
Investment in affiliated investment companies, at value (identified cost $126,164,447)	126,164,447
Receivables:
Dividends and interest	4,018,383
Portfolio shares sold	514,726
Securities lending	36,106
Other assets	34,853
Total assets	2,065,570,056
Liabilities
Cash collateral received for securities on loan	56,616,984
Due to custodian	19,000
Payables:
Manager (See Note 3)	873,991
NYLIFE Distributors (See Note 3)	221,218
Shareholder communication	82,593
Professional fees	53,546
Custodian	17,039
Portfolio shares redeemed	1,030
Total liabilities	57,885,401
Net assets	$2,007,684,655
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 105,705
Additional paid-in-capital	1,487,027,615
1,487,133,320
Total distributable earnings (loss)	520,551,335
Net assets	$2,007,684,655
Initial Class
Net assets applicable to outstanding shares	$ 916,464,810
Shares of beneficial interest outstanding	47,990,284
Net asset value per share outstanding	$ 19.10
Service Class
Net assets applicable to outstanding shares	$1,081,288,457
Shares of beneficial interest outstanding	57,189,631
Net asset value per share outstanding	$ 18.91
Service 2 Class
Net assets applicable to outstanding shares	$ 9,931,388
Shares of beneficial interest outstanding	525,268
Net asset value and offering price per share outstanding	$ 18.91

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 5,688,358
Dividends-unaffiliated	4,209,796
Securities lending	162,543
Dividends-affiliated	8,863
Other	33
Total income	10,069,593
Expenses
Manager (See Note 3)	5,053,850
Distribution/Service—Service Class (See Note 3)	1,283,282
Distribution/Service—Service 2 Class (See Note 3)	10,521
Professional fees	75,182
Shareholder communication	46,953
Custodian	14,440
Trustees	11,787
Shareholder service (See Note 3)	4,209
Miscellaneous	13,541
Total expenses	6,513,765
Net investment income (loss)	3,555,828
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	163,361,432
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(69,879,181)
Net realized and unrealized gain (loss)	93,482,251
Net increase (decrease) in net assets resulting from operations	$ 97,038,079
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP MacKay Convertible Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 3,555,828	$ 4,734,545
Net realized gain (loss)	163,361,432	113,765,608
Net change in unrealized appreciation (depreciation)	(69,879,181)	186,348,336
Net increase (decrease) in net assets resulting from operations	97,038,079	304,848,489
Distributions to shareholders:
Initial Class	(7,545,815)	(3,134,899)
Service Class	(7,794,509)	(12,798,176)
Service 2 Class	(55,976)	(113,691)
Total distributions to shareholders	(15,396,300)	(16,046,766)
Capital share transactions:
Net proceeds from sales of shares	603,372,984	347,963,493
Net asset value of shares issued to shareholder in reinvestment of distributions	15,396,300	16,046,766
Cost of shares redeemed	(54,518,222)	(252,348,769)
Increase (decrease) in net assets derived from capital share transactions	564,251,062	111,661,490
Net increase (decrease) in net assets	645,892,841	400,463,213
Net Assets
Beginning of period	1,361,791,814	961,328,601
End of period	$2,007,684,655	$1,361,791,814
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 18.17	$ 13.60	$ 12.31	$ 13.29	$ 12.28	$ 11.86
Net investment income (loss) (a)	0.05	0.10	0.13	0.17	0.18	0.19
Net realized and unrealized gain (loss) on investments	1.04	4.74	2.56	(0.41)	1.28	1.18
Total from investment operations	1.09	4.84	2.69	(0.24)	1.46	1.37
Less distributions:
From net investment income	(0.16)	(0.11)	(0.20)	(0.23)	(0.23)	(0.47)
From net realized gain on investments	—	(0.16)	(1.20)	(0.51)	(0.22)	(0.48)
Total distributions	(0.16)	(0.27)	(1.40)	(0.74)	(0.45)	(0.95)
Net asset value at end of period	$ 19.10	$ 18.17	$ 13.60	$ 12.31	$ 13.29	$ 12.28
Total investment return (b)	6.01%	36.04%	22.46%	(2.27)%	11.99%	12.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.53%††	0.70%	0.94%	1.24%	1.40%	1.59%
Net expenses (c)	0.56%††	0.61%	0.61%	0.61%	0.62%	0.64%
Portfolio turnover rate	20%	49%	26%	43%	34%	39%
Net assets at end of period (in 000’s)	$ 916,465	$ 370,733	$ 202,104	$ 177,136	$ 227,285	$ 162,462

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2021*	Year Ended December 31,
Service Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 17.99	$ 13.47	$ 12.21	$ 13.18	$ 12.18	$ 11.77
Net investment income (loss) (a)	0.02	0.06	0.09	0.13	0.15	0.16
Net realized and unrealized gain (loss) on investments	1.04	4.69	2.53	(0.40)	1.26	1.17
Total from investment operations	1.06	4.75	2.62	(0.27)	1.41	1.33
Less distributions:
From net investment income	(0.14)	(0.07)	(0.16)	(0.19)	(0.19)	(0.44)
From net realized gain on investments	—	(0.16)	(1.20)	(0.51)	(0.22)	(0.48)
Total distributions	(0.14)	(0.23)	(1.36)	(0.70)	(0.41)	(0.92)
Net asset value at end of period	$ 18.91	$ 17.99	$ 13.47	$ 12.21	$ 13.18	$ 12.18
Total investment return (b)	5.88%	35.70%	22.15%	(2.52)%	11.72%	11.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.26%††	0.44%	0.69%	0.99%	1.15%	1.35%
Net expenses (c)	0.81%††	0.86%	0.86%	0.86%	0.87%	0.89%
Portfolio turnover rate	20%	49%	26%	43%	34%	39%
Net assets at end of period (in 000’s)	$ 1,081,288	$ 982,863	$ 752,670	$ 592,673	$ 565,974	$ 476,926

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP MacKay Convertible Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,				April 26, 2016^ through December 31, 2016
Service Class 2		2020	2019	2018	2017
Net asset value at beginning of period	$ 18.00	$ 13.47	$ 12.21	$ 13.18	$ 12.18	$ 11.63
Net investment income (loss) (a)	0.02	0.05	0.08	0.12	0.14	0.11
Net realized and unrealized gain (loss) on investments	1.02	4.70	2.53	(0.40)	1.26	1.04
Total from investment operations	1.04	4.75	2.61	(0.28)	1.40	1.15
Less distributions:
From net investment income	(0.13)	(0.06)	(0.15)	(0.18)	(0.18)	(0.12)
From net realized gain on investments	—	(0.16)	(1.20)	(0.51)	(0.22)	(0.48)
Total distributions	(0.13)	(0.22)	(1.35)	(0.69)	(0.40)	(0.60)
Net asset value at end of period	$ 18.91	$ 18.00	$ 13.47	$ 12.21	$ 13.18	$ 12.18
Total investment return (b)	5.82%	35.57%	22.03%	(2.59)%	11.60%	10.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.17%††	0.32%	0.56%	0.88%	1.05%	1.33%††
Net expenses (c)	0.91%††	0.96%	0.96%	0.96%	0.97%	1.00%††
Portfolio turnover rate	$ 20%	$ 49%	$ 26%	$ 43%	$ 34%	$ 39%
Net assets at end of period (in 000’s)	$ 9,931	$ 8,196	$ 6,555	$ 3,016	$ 2,179	$ 797

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Convertible Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Service 2 Class shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by participating insurance companies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	October 1, 1996
Service Class	June 5, 2003
Service 2 Class	April 26, 2016
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class and Service 2 Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class and Service 2 Class shares.
The Portfolio's investment objective is to seek capital appreciation together with current income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

22	MainStay VP MacKay Convertible Portfolio

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The
Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The
23

Notes to Financial Statements (Unaudited) (continued)
rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

24	MainStay VP MacKay Convertible Portfolio

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans and shareholder service plans, further discussed in Note 3(B), which are charged directly to the Service Class and Service 2 Class shares, as applicable) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Debt and Convertible Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.
(J) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated
25

Notes to Financial Statements (Unaudited) (continued)
Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $2 billion; and 0.49% in excess of $2 billion. During the six-month period ended June 30, 2021, the effective management fee rate was 0.54%.
During the six-month period ended June 30, 2021, New York Life Investments earned fees from the Portfolio in the amount of $5,053,850 and paid the Subadvisor fees in the amount of $2,528,597.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution, Service and Shareholder Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York
Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class and Service 2 Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class and Service 2 Class shares of the Portfolio.
The Board has adopted a shareholder services plan (the “Service Plan”) with respect to the Service 2 Class shares of the Portfolio. Under the terms of the Services Plan, the Portfolio is authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to shareholders of the Service 2 Class shares, in connection with the administration of plans or programs that use Portfolio shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Service 2 Class shares.
(C) Transfer and Dividend Disbursing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, serves as the transfer agent and dividend disbursing agent for Service Class and Service 2 Class shares of the Portfolio. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc.(“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended June 30, 2021, all associated fees were paid by the Manager.

(D) Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 163,347	$ 622,841	$ (660,024)	$ —	$ —	$ 126,164	$ 9	$ —	126,164

26	MainStay VP MacKay Convertible Portfolio

Note 4-Federal Income Tax
As of June 30, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,803,758,855	$291,195,853	$(33,988,720)	$257,207,133
During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$ 5,745,857
Long-Term Capital Gains	10,300,909
Total	$16,046,766
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $3,989 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2021, purchases and sales of securities, other than short-term securities, were $922,426 and $338,262, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	27,800,586	$ 518,981,260
Shares issued to shareholders in reinvestment of distributions	407,078	7,545,815
Shares redeemed	(616,851)	(11,585,893)
Net increase (decrease)	27,590,813	$ 514,941,182
Year ended December 31, 2020:
Shares sold	10,584,369	$ 189,502,221
Shares issued to shareholders in reinvestment of distributions	209,351	3,134,899
Shares redeemed	(5,252,451)	(69,916,218)
Net increase (decrease)	5,541,269	$ 122,720,902

27

Notes to Financial Statements (Unaudited) (continued)
Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	4,347,786	$ 81,113,545
Shares issued to shareholders in reinvestment of distributions	425,549	7,794,509
Shares redeemed	(2,202,999)	(40,889,706)
Net increase (decrease)	2,570,336	$ 48,018,348
Year ended December 31, 2020:
Shares sold	10,432,501	$ 151,830,845
Shares issued to shareholders in reinvestment of distributions	853,201	12,798,176
Shares redeemed	(12,539,552)	(175,639,923)
Net increase (decrease)	(1,253,850)	$ (11,010,902)

Service 2 Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	176,002	$ 3,278,179
Shares issued to shareholders in reinvestment of distributions	3,056	55,976
Shares redeemed	(109,223)	(2,042,623)
Net increase (decrease)	69,835	$ 1,291,532
Year ended December 31, 2020:
Shares sold	456,713	$ 6,630,427
Shares issued to shareholders in reinvestment of distributions	7,438	113,691
Shares redeemed	(495,342)	(6,792,628)
Net increase (decrease)	(31,191)	$ (48,510)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
28	MainStay VP MacKay Convertible Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
29

Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
30	MainStay VP MacKay Convertible Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
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You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781608	MSVPC10-08/21
(NYLIAC) NI512

MainStay VP Wellington Growth Portfolio
(formerly known as MainStay VP MacKay Growth Portfolio)

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
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Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the U.S. Federal Reserve. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

MainStay VP Wellington Growth Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date[1,2,3]	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[4]
Initial Class Shares	1/29/1993	13.68%	40.90%	20.87%	14.00%	0.73%
Service Class Shares	6/5/2003	13.54	40.54	20.57	13.72	0.98

1.	Effective January 11, 2013 and July 29, 2016, the Portfolio modified its principal investment strategies in connection with changes in the Portfolio’s Subadvisor. The past performance in the chart and table reflect the Subadvisors and strategies in place during their respective time periods.
2.	Effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, a former subadvisor, transitioned to MacKay Shields LLC, a former subadvisor. The past performance in the chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.
3.	Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisor and principal investment strategies.
4.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Growth Index[1]	12.99%	42.50%	23.66%	17.87%
Morningstar Large Growth Category Average[2]	12.82	41.56	21.40	15.41

1.	The Russell 1000® Growth Index is the Portfolio's primary benchmark. The Russell 1000® Growth Index is a broad-based benchmark that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Wellington Growth Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,136.80	$3.81	$1,021.22	$3.61	0.72%
Service Class Shares	$1,000.00	$1,135.40	$5.14	$1,019.98	$4.86	0.97%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Wellington Growth Portfolio

Industry Composition as of June 30, 2021 (Unaudited)
Software	20.5%
IT Services	14.9
Interactive Media & Services	12.4
Internet & Direct Marketing Retail	7.3
Technology Hardware, Storage & Peripherals	7.3
Semiconductors & Semiconductor Equipment	5.7
Hotels, Restaurants & Leisure	3.9
Professional Services	2.8
Beverages	2.8
Capital Markets	2.8
Health Care Equipment & Supplies	2.4
Specialty Retail	2.2
Life Sciences Tools & Services	2.0
Health Care Providers & Services	1.6
Consumer Finance	1.6
Aerospace & Defense	1.3
Commercial Services & Supplies	1.3%
Insurance	1.3
Textiles, Apparel & Luxury Goods	1.1
Biotechnology	0.9
Road & Rail	0.9
Entertainment	0.8
Electronic Equipment, Instruments & Components	0.6
Equity Real Estate Investment Trusts	0.5
Energy Equipment & Services	0.4
Pharmaceuticals	0.3
Machinery	0.2
Media	0.0‡
Short–Term Investment	0.2
Other Assets, Less Liabilities	0.0‡
100.0%
‡    Less than one-tenth of percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings as of June 30, 2021 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Amazon.com, Inc.
3.	Apple, Inc.
4.	Alphabet, Inc., Class C
5.	Facebook, Inc., Class A
6.	Mastercard, Inc., Class A
7.	PayPal Holdings, Inc.
8.	Adobe, Inc.
9.	salesforce.com, Inc.
10.	Advanced Micro Devices, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC (“MacKay Shields”), the Portfolio’s former Subadvisor and Andrew J. Shilling, CFA, of Wellington Management Company LLP (“Wellington”), the Portfolio's current Subadvisor.
How did MainStay VP Wellington Growth Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP Wellington Growth Portfolio returned 13.68% for Initial Class shares and 13.54% for Service Class shares. Over the same period, both share classes outperformed the 12.99% return of the Russell 1000® Growth Index (“the Index”), which is the Portfolio’s benchmark, and the 12.82% return of the Morningstar Large Growth Category Average.1
Were there any changes to the Fund during the reporting period?
At meetings held on January 21, January 25 and February 3, 2021, the Board of Trustees of MainStay VP Funds Trust considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP as the Portfolio’s subadvisor, and the related subadvisory agreement; (ii) changing the Portfolio’s name; and (iii) modifying the Portfolio’s principal investment strategies and investment process. For more information on these and other changes refer to the supplement dated February 5, 2021.
In the process of implementing the new principal investment strategies and investment process, the Portfolio may have experienced a high level of portfolio turnover. Also during this transition period, the Portfolio may not have been pursuing its investment objective or may not have been managed consistent with its investment strategies as stated in the Prospectus. This may have impacted the Portfolio’s performance.
What factors affected the Portfolio’s relative performance during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Portfolio, the Portfolio outperformed the Index, helped by strong stock selection, most notably among consumer discretionary and health care issues. Sector allocation effect also made a positive contribution to relative returns due to the Portfolio’s underweight exposure to consumer staples and overweight exposure to communication services. (Contributions take weightings and total returns into account.) In terms of stock-selection model efficacy, the combination of signals used by the Portfolio’s quantitative stock selection model was rewarded primarily by valuation measures.
Wellington
During the time Wellington managed the Portfolio, the Portfolio underperformed the Index primarily due to security selection, with many of the most notable detractors coming from the information technology sector. Sector allocation, a result of Wellington's bottom-up stock selection process, did not have a meaningful impact on relative performance.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
MacKay Shields
During the time MacKay Shields managed the Portfolio, the strongest positive contributors to the Portfolio’s performance relative to the Index were the health care, consumer discretionary and information technology sectors. During the same period, the most significant detractors from relative performance were the real estate, communication services and energy sectors.
Wellington
During the time Wellington managed the Portfolio, security selection in the industrials, communication services and real estate sectors contributed positively to performance relative to the Index. The sectors that detracted most significantly from relative performance were information technology, consumer discretionary and consumer staples. From a sector allocation perspective, the Portfolio’s underweight allocation to health care weighed on results. This was partially offset by the Portfolio’s lack of exposure to materials.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
MacKay Shields
The stocks providing the strongest positive contributions to the Portfolio’s absolute performance during the time MacKay Shields managed the Portfolio included shares in systems software company Microsoft and interactive media & services provider Alphabet. During the same period, the most significant detractors from absolute returns were wireless technology company Qualcomm, interactive home entertainment developer Take-Two Interactive Software, and athletic footwear & apparel firm Nike.
Wellington
The strongest positive contributors to absolute performance during the time Wellington managed the Portfolio were holdings in Microsoft, visual computing company NVIDIA and professional creative software company Adobe. Microsoft shares rose with other technology stocks as hawkish rhetoric from the U.S. Federal Reserve prompted a market rotation away from cyclically sensitive value stocks into growth stocks. Shares of NVIDIA rose after the company announced that first-quarter revenue for fiscal year 2022 was likely to be above its previously provided outlook, with broad-based outperformance across each of its market platforms. Shares of Adobe rose after the company reported strong fiscal

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Wellington Growth Portfolio

second-quarter results, beating consensus estimates. Management also forecast strong profits for the next quarter, exceeding consensus estimates.
The most significant detractors from the Portfolio’s absolute performance were holdings in business payment solutions provider FleetCor Technologies, financial technology company Global Payments, and digital payments company Mastercard. FleetCor shares ended the reporting period lower despite the company releasing first-quarter 2021 results that exceeded consensus EPS (earnings per share) and revenue estimates. Later in the reporting period, the company raised its full-year 2021 EPS guidance. The adjustment to guidance was announced following the completion of FleetCor’s acquisition of Associated Foreign Exchange, an international cross-border payments provider. Global Payments shares lost ground despite posting first-quarter 2021 earnings that exceeded consensus estimates. Rather than reward this positive news, market participants appeared more focused on increasing competition in the space, while also reacting skeptically to the company’s two announced acquisitions. Mastercard shares lost ground after reaching new all-time highs in April 2021.
Did the Portfolio make any significant purchases or sales during the reporting period?
MacKay Shields
The Portfolio’s largest initial purchase during the time MacKay Shields managed the Portfolio was in auto parts and equipment retailer O'Reilly Automotive, while the largest increase in position size was in Microsoft, described above. The Portfolio's largest full sale was in information technology services provider DXC Technology, while its most significantly decreased position size was in social media platform Facebook.
Wellington
During the time Wellington managed the Portfolio, the most notable initial purchases included shares in software-as-a-service provider RingCentral and global oilfield services company Schlumberger. In Wellington's view, RingCentral has potential to be a long-term secular winner. The company has been taking share in a growing addressable market and, we believe, has a superior go-to-market strategy versus its peers. Schlumberger appears well positioned to benefit from a need for increased capital spending by large exploration & production companies after years of underinvestment.
The Portfolio’s most notable sales during the same period included full positions in public sector software provider Tyler Technologies and medical device company Penumbra. In Wellington's opinion, Tyler Technologies no longer offered compelling risk-adjusted upside relative to other opportunities. Regarding Penumbra, while Wellington retained a positive outlook for the company’s product innovation and expansion into new markets, its valuation appeared to be getting ahead of fundamentals.
How did the Portfolio’s sector weightings change during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Portfolio, the largest increases in sector exposures relative to the Index were in the health care and financials sectors. Conversely, the Portfolio's largest decreases in relative sector exposures were in the information technology and communication services sectors.
Wellington
During the time Wellington managed the Portfolio, the most notable increases in absolute sector exposures were to communication services and information technology, both of which represented overweight positions relative to the Index at the end of the reporting period. Notable reductions in the Portfolio’s absolute sector exposures included consumer discretionary and health care.
How was the Portfolio positioned at the end of the reporting period?
MacKay Shields
At the end of the period when MacKay Shields managed the Portfolio, the Portfolio held its largest overweight positions relative to the Index in the information technology and consumer discretionary sectors. As of the same date, the Portfolio’s most significantly underweight sector positions were in real estate and utilities.
Wellington
As of June 30, 2021, the Portfolio held its most overweight positions relative to the Index in the information technology and financials sectors, and its most underweight positions in consumer discretionary and health care.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2021† (Unaudited)
	Shares	Value
Common Stocks 99.8%
Aerospace & Defense 1.3%
Airbus SE, ADR	110,456	$ 3,556,683
Northrop Grumman Corp.	16,683	6,063,103
		9,619,786
Beverages 2.8%
Constellation Brands, Inc., Class A	53,693	12,558,256
Monster Beverage Corp. (a)	80,856	7,386,195
		19,944,451
Biotechnology 0.9%
Seagen, Inc. (a)	41,620	6,570,966
Capital Markets 2.8%
Blackstone Group, Inc. (The)	56,077	5,447,320
Coinbase Global, Inc., Class A (a)	9,275	2,349,358
MarketAxess Holdings, Inc.	15,598	7,231,077
S&P Global, Inc.	11,812	4,848,235
		19,875,990
Commercial Services & Supplies 1.3%
Copart, Inc. (a)	67,313	8,873,873
Legalzoom.com, Inc. (a)	10,200	386,070
		9,259,943
Consumer Finance 1.6%
American Express Co.	68,084	11,249,519
Electronic Equipment, Instruments & Components 0.6%
CDW Corp.	25,622	4,474,882
Energy Equipment & Services 0.4%
Schlumberger NV	91,553	2,930,612
Entertainment 0.8%
Walt Disney Co. (The) (a)	31,072	5,461,525
Equity Real Estate Investment Trusts 0.5%
Equinix, Inc.	4,290	3,443,154
Health Care Equipment & Supplies 2.4%
ABIOMED, Inc. (a)	27,078	8,451,315
Boston Scientific Corp. (a)	211,020	9,023,215
		17,474,530
Health Care Providers & Services 1.6%
UnitedHealth Group, Inc.	28,739	11,508,245
	Shares	Value

Hotels, Restaurants & Leisure 3.9%
Airbnb, Inc., Class A (a)	59,091	$ 9,049,196
Booking Holdings, Inc. (a)	2,882	6,306,075
DraftKings, Inc., Class A (a)(b)	148,286	7,736,080
Hilton Worldwide Holdings, Inc. (a)	40,898	4,933,117
		28,024,468
Insurance 1.3%
Markel Corp. (a)	3,545	4,206,887
Marsh & McLennan Cos., Inc.	34,315	4,827,434
		9,034,321
Interactive Media & Services 12.4%
Alphabet, Inc., Class C (a)	13,485	33,797,725
Facebook, Inc., Class A (a)	90,508	31,470,537
Match Group, Inc. (a)	38,678	6,236,828
Snap, Inc., Class A (a)	114,200	7,781,588
ZoomInfo Technologies, Inc., Class A (a)	182,584	9,525,407
		88,812,085
Internet & Direct Marketing Retail 7.3%
Amazon.com, Inc. (a)	15,225	52,376,436
IT Services 14.9%
Affirm Holdings, Inc. (a)	57,678	3,884,613
Fidelity National Information Services, Inc.	61,872	8,765,406
FleetCor Technologies, Inc. (a)	41,247	10,561,707
Global Payments, Inc.	43,760	8,206,750
Mastercard, Inc., Class A	60,974	22,260,998
PayPal Holdings, Inc. (a)	72,249	21,059,139
Shopify, Inc., Class A (a)	3,318	4,847,532
Snowflake, Inc., Class A (a)	18,274	4,418,653
Square, Inc., Class A (a)	53,664	13,083,283
Visa, Inc., Class A	40,279	9,418,036
		106,506,117
Life Sciences Tools & Services 2.0%
Illumina, Inc. (a)	22,172	10,492,012
Mettler-Toledo International, Inc. (a)	2,563	3,550,627
		14,042,639
Machinery 0.2%
IDEX Corp.	7,336	1,614,287
Media 0.0% ‡
Interpublic Group of Cos., Inc. (The)	7,626	247,769
Pharmaceuticals 0.3%
Zoetis, Inc.	9,779	1,822,414

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Wellington Growth Portfolio

	Shares	Value
Common Stocks (continued)
Professional Services 2.8%
IHS Markit Ltd.	68,465	$ 7,713,267
TransUnion	115,020	12,630,346
		20,343,613
Road & Rail 0.9%
DiDi Global, Inc., ADR (a)	50,176	709,489
Uber Technologies, Inc. (a)	109,518	5,489,042
		6,198,531
Semiconductors & Semiconductor Equipment 5.7%
Advanced Micro Devices, Inc. (a)	151,206	14,202,779
Microchip Technology, Inc.	75,577	11,316,900
Monolithic Power Systems, Inc.	5,517	2,060,324
NVIDIA Corp.	16,499	13,200,850
		40,780,853
Software 20.5%
Adobe, Inc. (a)	28,793	16,862,333
Autodesk, Inc. (a)	37,168	10,849,339
Avalara, Inc. (a)	48,328	7,819,470
DocuSign, Inc. (a)	13,254	3,705,421
Intuit, Inc.	15,904	7,795,664
Microsoft Corp.	212,256	57,500,150
nCino, Inc. (a)	83,147	4,982,168
RingCentral, Inc., Class A (a)	12,145	3,529,094
salesforce.com, Inc. (a)	60,628	14,809,602
ServiceNow, Inc. (a)	18,124	9,960,044
Workday, Inc., Class A (a)	37,484	8,948,930
		146,762,215
Specialty Retail 2.2%
Burlington Stores, Inc. (a)	21,385	6,885,756
TJX Cos., Inc. (The)	131,857	8,889,799
		15,775,555
	Shares	Value

Technology Hardware, Storage & Peripherals 7.3%
Apple, Inc.	379,718	$ 52,006,177
Textiles, Apparel & Luxury Goods 1.1%
Lululemon Athletica, Inc. (a)	22,529	8,222,409
Total Common Stocks (Cost $571,612,795)		714,383,492
Short-Term Investment 0.2%
Affiliated Investment Company 0.2%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	1,095,390	1,095,390
Total Short-Term Investment (Cost $1,095,390)		1,095,390
Total Investments (Cost $572,708,185)	100.0%	715,478,882
Other Assets, Less Liabilities	0.0‡	189,846
Net Assets	100.0%	$ 715,668,728

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of June 30, 2021, the aggregate market value of securities on loan was $7,736,081. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $7,870,129. (See Note 2(H))
(c)	Current yield as of June 30, 2021.

Abbreviation(s):
ADR—American Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 714,383,492	$ —	$ —	$ 714,383,492
Short-Term Investment
Affiliated Investment Company	1,095,390	—	—	1,095,390
Total Investments in Securities	$ 715,478,882	$ —	$ —	$ 715,478,882

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Wellington Growth Portfolio

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $571,612,795) including securities on loan of $7,736,081	$714,383,492
Investment in affiliated investment companies, at value (identified cost $1,095,390)	1,095,390
Cash	17,896
Receivables:
Investment securities sold	2,170,638
Dividends	25,198
Securities lending	1,688
Other assets	6,512
Total assets	717,700,814
Liabilities
Payables:
Investment securities purchased	1,464,280
Manager (See Note 3)	391,189
Portfolio shares redeemed	91,814
Shareholder communication	34,147
Professional fees	21,904
Custodian	16,570
NYLIFE Distributors (See Note 3)	11,903
Trustees	279
Total liabilities	2,032,086
Net assets	$715,668,728
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 16,094
Additional paid-in-capital	314,669,555
314,685,649
Total distributable earnings (loss)	400,983,079
Net assets	$715,668,728
Initial Class
Net assets applicable to outstanding shares	$656,512,706
Shares of beneficial interest outstanding	14,744,014
Net asset value per share outstanding	$ 44.53
Service Class
Net assets applicable to outstanding shares	$ 59,156,022
Shares of beneficial interest outstanding	1,350,266
Net asset value per share outstanding	$ 43.81

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 1,801,914
Securities lending	6,091
Dividends-affiliated	113
Total income	1,808,118
Expenses
Manager (See Note 3)	2,250,568
Distribution/Service—Service Class (See Note 3)	71,100
Professional fees	67,014
Shareholder communication	60,498
Custodian	13,761
Trustees	6,862
Miscellaneous	10,290
Total expenses before waiver/reimbursement	2,480,093
Expense waiver/reimbursement from Manager (See Note 3)	(46,857)
Net expenses	2,433,236
Net investment income (loss)	(625,118)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	155,227,383
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(67,369,876)
Net realized and unrealized gain (loss)	87,857,507
Net increase (decrease) in net assets resulting from operations	$ 87,232,389
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Wellington Growth Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (625,118)	$ 2,215,651
Net realized gain (loss)	155,227,383	103,480,396
Net change in unrealized appreciation (depreciation)	(67,369,876)	78,489,040
Net increase (decrease) in net assets resulting from operations	87,232,389	184,185,087
Distributions to shareholders:
Initial Class	—	(59,754,524)
Service Class	—	(5,072,008)
Total distributions to shareholders	—	(64,826,532)
Capital share transactions:
Net proceeds from sales of shares	30,857,044	8,061,237
Net asset value of shares issued to shareholder in reinvestment of distributions	—	64,826,532
Cost of shares redeemed	(50,612,465)	(252,257,221)
Increase (decrease) in net assets derived from capital share transactions	(19,755,421)	(179,369,452)
Net increase (decrease) in net assets	67,476,968	(60,010,897)
Net Assets
Beginning of period	648,191,760	708,202,657
End of period	$715,668,728	$ 648,191,760
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 39.15	$ 32.64	$ 27.74	$ 30.87	$ 23.90	$ 26.09
Net investment income (loss) (a)	(0.03)	0.12	0.18	0.19	0.19	0.09
Net realized and unrealized gain (loss) on investments	5.41	10.08	7.77	(1.10)	7.05	(0.02)
Total from investment operations	5.38	10.20	7.95	(0.91)	7.24	0.07
Less distributions:
From net investment income	—	(0.21)	(0.19)	(0.21)	(0.07)	(0.04)
From net realized gain on investments	—	(3.48)	(2.86)	(2.01)	(0.20)	(2.22)
Total distributions	—	(3.69)	(3.05)	(2.22)	(0.27)	(2.26)
Net asset value at end of period	$ 44.53	$ 39.15	$ 32.64	$ 27.74	$ 30.87	$ 23.90
Total investment return (b)	13.74%(c)	32.30%	30.01%	(4.24)%	30.41%	0.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.17)%††	0.35%	0.56%	0.60%	0.71%	0.35%(d)
Net expenses (e)	0.72%††	0.73%	0.72%	0.73%	0.74%	0.76%(f)
Expenses (before waiver/reimbursement) (e)	0.74%††	0.73%	0.72%	0.73%	0.74%	0.76%
Portfolio turnover rate	26%	144%	156%	127%	141%	177%
Net assets at end of period (in 000’s)	$ 656,513	$ 590,841	$ 652,081	$ 461,537	$ 525,483	$ 337,401

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.34%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.77%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Wellington Growth Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Service Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 38.57	$ 32.19	$ 27.38	$ 30.50	$ 23.62	$ 25.83
Net investment income (loss) (a)	(0.08)	0.04	0.10	0.11	0.12	0.02
Net realized and unrealized gain (loss) on investments	5.32	9.93	7.66	(1.10)	6.97	(0.01)
Total from investment operations	5.24	9.97	7.76	(0.99)	7.09	0.01
Less distributions:
From net investment income	—	(0.11)	(0.09)	(0.12)	(0.01)	—
From net realized gain on investments	—	(3.48)	(2.86)	(2.01)	(0.20)	(2.22)
Total distributions	—	(3.59)	(2.95)	(2.13)	(0.21)	(2.22)
Net asset value at end of period	$ 43.81	$ 38.57	$ 32.19	$ 27.38	$ 30.50	$ 23.62
Total investment return (b)	13.59%(c)	31.97%	29.69%	(4.48)%	30.09%	0.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.42)%††	0.11%	0.32%	0.35%	0.46%	0.10%(d)
Net expenses (e)	0.97%††	0.98%	0.97%	0.98%	0.99%	1.01%(f)
Expenses (before waiver/reimbursement) (e)	0.99%††	0.98%	0.97%	0.98%	0.99%	1.01%
Portfolio turnover rate	26%	144%	156%	127%	141%	177%
Net assets at end of period (in 000’s)	$ 59,156	$ 57,351	$ 56,122	$ 51,674	$ 66,735	$ 58,448

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.09%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 1.02%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Wellington Growth Portfolio (formerly known as MainStay VP MacKay Growth Portfolio) (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

18	MainStay VP Wellington Growth Portfolio

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
19

Notes to Financial Statements (Unaudited) (continued)
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution

20	MainStay VP Wellington Growth Portfolio

and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective May 1, 2021, due to the replacement of MacKay Shields LLC ("MacKay Shields") as the Portfolio’s subadvisor and the appointment of Wellington Management Company LLP (“Wellington” or the “Subadvisor”) as the Portfolio’s subadvisor. Wellington, a registered investment adviser, is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the six-month period ended June 30, 2021, the effective management fee rate was 0.69%.
During the six-month period ended June 30, 2021, New York Life Investments earned fees from the Portfolio in the amount of $2,250,568 and waived fees/reimbursed expenses in the amount of $46,857 and paid MacKay Shields and Wellington fees in the amount of $738,905 and $319,649, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's
21

Notes to Financial Statements (Unaudited) (continued)
administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life
Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C) Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 32	$ 65,788	$ (64,725)	$ —	$ —	$ 1,095	$ —(a)	$ —	1,095

(a)	Less than $500.

Note 4-Federal Income Tax
As of June 30, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$575,142,747	$151,240,411	$(10,904,276)	$140,336,135
During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$21,811,757
Long-Term Capital Gains	43,014,775
Total	$64,826,532
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $3,802 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those

22	MainStay VP Wellington Growth Portfolio

under the current Credit Agreement. During the six-month period ended June 30, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2021, purchases and sales of securities, other than short-term securities, were $172,523 and $187,228, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	739,411	$ 30,714,390
Shares redeemed	(1,085,636)	(44,902,054)
Net increase (decrease)	(346,225)	$ (14,187,664)
Year ended December 31, 2020:
Shares sold	270,749	$ 7,421,176
Shares issued to shareholders in reinvestment of distributions	1,663,929	59,754,524
Shares redeemed	(6,824,924)	(238,125,894)
Net increase (decrease)	(4,890,246)	$(170,950,194)

Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	3,593	$ 142,654
Shares redeemed	(140,200)	(5,710,411)
Net increase (decrease)	(136,607)	$ (5,567,757)
Year ended December 31, 2020:
Shares sold	19,462	$ 640,061
Shares issued to shareholders in reinvestment of distributions	143,286	5,072,008
Shares redeemed	(419,134)	(14,131,327)
Net increase (decrease)	(256,386)	$ (8,419,258)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
23

Board Consideration and Approval of Subadvisory Agreement with Wellington Management Company LLP (Unaudited)
The Subadvisory Agreement between New York Life Investment Management LLC (“New York Life Investments”) and Wellington Management Company LLP (“Wellington”) with respect to the MainStay VP Wellington Growth Portfolio (formerly known as the MainStay VP MacKay Growth Portfolio) (“Portfolio”) (“New Subadvisory Agreement”), must be approved initially and, following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its February 3, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the New Subadvisory Agreement for an initial two-year period.
At meetings held on January 21, January 25 and February 3, 2021, the Board considered and approved New York Life Investments’ recommendations to appoint Wellington as the subadvisor to the Portfolio, to approve the New Subadvisory Agreement and to approve the related changes to the Portfolio’s principal investment strategies, name and investment process (the “Repositioning”), all effective on or about May 1, 2021. The Board noted that the material terms of the New Subadvisory Agreement are substantially identical to the terms of the then-current subadvisory agreement with MacKay Shields LLC (“MacKay”) with respect to the Portfolio, but that the subadvisory fee schedule under the New Subadvisory Agreement with Wellington includes fees that are lower at every level of assets than the subadvisory fees paid to MacKay under the then-current subadvisory agreement.
In reaching the decisions to approve the Repositioning and New Subadvisory Agreement, the Board considered information furnished by New York Life Investments and Wellington in connection with meetings of the Board and its Contracts, Investment and Risk and Compliance Oversight Committees held on January 21, January 25 and February 3, 2021, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. The Board also considered information on the fees charged to other investment advisory clients of Wellington that follow investment strategies similar to those proposed for the Portfolio, as repositioned, and, when applicable, the rationale for any differences in the Portfolio’s proposed subadvisory fee and the fees charged to those other investment advisory clients. In addition, the Board considered information previously provided to the Board in connection with its review of the subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee. The Board also considered information furnished by Wellington in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the New Subadvisory Agreement and investment performance reports on the Portfolio as well as presentations from New
York Life Investments and Wellington personnel. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In considering the Repositioning and the New Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services to be provided to the Portfolio by Wellington; (ii) the investment performance of the Portfolio, the qualifications of the proposed portfolio managers of the Portfolio and the historical investment performance of products managed by such portfolio managers with investment strategies similar to those of the Portfolio, as repositioned; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by Wellington from its relationship with the Portfolio; (iv) the extent to which economies of scale may be realized if the Portfolio grows and the extent to which economies of scale may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s proposed subadvisory fee to be paid by New York Life Investments to Wellington and estimated total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s proposed fees and estimated expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s proposed fees and estimated total ordinary operating expenses as compared to the peer funds identified by New York Life Investments.
Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement were based on a consideration of the information provided to the Trustees throughout the year, such as presentations from Wellington personnel, as well as information furnished specifically in connection with the contract review process for the Portfolio, in each case as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Wellington with respect to the Portfolio. The Board took note of New York Life Investments’ belief that Wellington, with its resources and historical investment performance track record for strategies similar to those of the Portfolio, as repositioned, is well qualified to serve as the Portfolio’s subadvisor. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment

24	MainStay VP Wellington Growth Portfolio

option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decisions.
Nature, Extent and Quality of Services to be Provided by Wellington
In considering the Repositioning and the New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Portfolio, noting that New York Life Investments is responsible for supervising the Portfolio’s subadvisor. The Board examined the nature, extent and quality of the investment advisory services that Wellington proposed to provide to the Portfolio. Further, the Board evaluated and/or examined the following with regard to Wellington:
•	experience in providing investment advisory services;
•	experience in serving as advisor or subadvisor to other funds with similar strategies as those of the Portfolio, as repositioned, and the performance track record of those funds;
•	experience of investment advisory, senior management and administrative personnel;
•	overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Wellington;
•	New York Life Investments’ and Wellington’s belief that their respective compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws and their commitment to further developing and strengthening compliance programs relating to the MainStay Group of Funds generally and the Portfolio specifically;
•	ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio;
•	portfolio construction and risk management processes;
•	experience of the Portfolio’s proposed portfolio managers, including with respect to investment strategies similar to those of the Portfolio, as repositioned, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers; and
•	overall reputation, financial condition and assets under management.
Based on these considerations, the Board concluded that the Portfolio would likely benefit from the nature, extent and quality of the proposed investment advisory services to be provided by Wellington.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositioning, and the New Subadvisory Agreement considered by New York Life Investments. In addition, the Board considered steps taken to seek to improve the Portfolio’s investment performance and discussions between the Portfolio’s current portfolio management team and the Investment Committee of the Board. The Board further considered that shareholders may benefit from Wellington’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Portfolio, as repositioned, was not available.
The Board evaluated the Portfolio’s proposed portfolio management team, investment process, strategies and risks. The Board noted that Wellington currently manages one or more portfolios with investment strategies similar to those of the Portfolio, as repositioned. Additionally, the Board considered the historical performance of such portfolio or portfolios and other portfolios managed by the proposed portfolio managers for the Portfolio. Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by Wellington.
Based on these considerations, the Board concluded that the selection of Wellington as the subadvisor to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.
Costs of the Services to be Provided, and Profits to be Realized, by Wellington
The Board considered the anticipated costs of the services to be provided by Wellington under the New Subadvisory Agreement and the profits expected to be realized by Wellington due to its relationship with the Portfolio. The Board considered that Wellington’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that these fees would be paid by New York Life Investments, not the Portfolio.
25

Board Consideration and Approval of Subadvisory Agreement with Wellington Management Company LLP (Unaudited) (continued)
In evaluating the anticipated costs of the services to be provided by Wellington and profits expected to be realized by Wellington, the Board considered, among other factors, Wellington’s investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the services proposed to be provided to the Portfolio, and that New York Life Investments would be responsible for paying the subadvisory fee to Wellington. The Board also considered the financial resources of Wellington and acknowledged that Wellington must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for Wellington to be able to provide high-quality services to the Portfolio.
In considering anticipated costs and profitability, the Board also considered certain fall-out benefits that may be realized by Wellington due to its relationship with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the potential benefits to Wellington from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to Wellington in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In addition, the Board also requested and received information from New York Life Investments concerning other material business relationships between Wellington and its affiliates and New York Life Investments and its affiliates, and considered the existence of a strategic partnership between New York Life Investments and Wellington that relates to certain current and future products that represented a conflict of interest associated with New York Life Investments’ recommendation to approve the Repositioning and the New Subadvisory Agreement.
The Board took into account the fact that the Portfolio would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and Wellington that a significant portion of the holdings of the Portfolio would be sold to align the Portfolio’s holdings with the strategies that would be pursued by Wellington. Additionally, the Board considered New York Life Investments’ representation that New York Life Investments would work closely with Wellington to seek to execute the optimal transition strategy and that New York Life Investments would make every effort to minimize potential direct and indirect costs associated with the Repositioning.
The Board considered that any profits realized by Wellington due to its relationship with the Portfolio would be the result of arm’s-length negotiations between New York Life Investments and Wellington, acknowledging that any such profits would be based on fees paid to Wellington by New York Life Investments, not the Portfolio.
Subadvisory Fee and Estimated Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee to be paid under the New Subadvisory Agreement and the Portfolio’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Portfolio to New York Life Investments because the subadvisory fee to be paid to Wellington would be paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s proposed fees and estimated expenses, the Board considered information provided by New York Life Investments on fees and expenses of peer funds, and the Board considered information provided by Wellington on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, as repositioned. The Board considered the similarities and differences in the contractual fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s proposed expense structure would permit economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s proposed expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the Repositioning and the New Subadvisory Agreement.

26	MainStay VP Wellington Growth Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
27

Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
28	MainStay VP Wellington Growth Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
nylinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2021 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781610	MSVPCG10-08/21
(NYLIAC) NI513

MainStay VP Epoch U.S. Equity Yield Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the U.S. Federal Reserve. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date[1]	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	5/1/1998	13.53%	32.88%	10.95%	9.45%	0.73%
Service Class Shares	6/5/2003	13.39	32.55	10.67	9.17	0.98

1.	Effective January 9, 2017, the Portfolio replaced its subadvisor and modified its principal investment as of March 13, 2017. The past performance in the bar chart and table prior to those dates reflects the Portfolio’s prior subadvisor and principal investment strategies.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Value Index[1]	17.05%	43.68%	11.87%	11.61%
U.S. Equity Yield Composite Index[2]	10.59	25.65	10.74	11.91
Morningstar Large Value Category Average[3]	17.48	42.51	12.02	10.57

1.	The Portfolio has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Portfolio has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large and mid-cap stocks. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The MSCI USA Minimum Volatility (USD) Index is calculated by optimizing the MSCI USA Index in USD for the lowest absolute risk (within a given set of constraints). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Epoch U.S. Equity Yield Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,135.30	$3.60	$1,021.42	$3.41	0.68%
Service Class Shares	$1,000.00	$1,133.90	$4.92	$1,020.18	$4.66	0.93%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Epoch U.S. Equity Yield Portfolio

Industry Composition as of June 30, 2021 (Unaudited)
Semiconductors & Semiconductor Equipment	6.7%
Banks	6.6
Insurance	6.0
Pharmaceuticals	5.5
Chemicals	5.4
Electric Utilities	5.2
Capital Markets	4.2
Oil, Gas & Consumable Fuels	4.0
Equity Real Estate Investment Trusts	3.5
Multi–Utilities	3.3
Electrical Equipment	3.3
Household Products	3.2
Biotechnology	3.1
Aerospace & Defense	2.9
Beverages	2.9
Tobacco	2.9
Media	2.2
Diversified Telecommunication Services	2.1
Hotels, Restaurants & Leisure	2.0
Health Care Equipment & Supplies	2.0
Health Care Providers & Services	2.0%
Software	1.9
Commercial Services & Supplies	1.8
IT Services	1.8
Trading Companies & Distributors	1.5
Food & Staples Retailing	1.4
Specialty Retail	1.4
Communications Equipment	1.4
Industrial Conglomerates	1.4
Multiline Retail	1.3
Air Freight & Logistics	1.0
Leisure Products	1.0
Technology Hardware, Storage & Peripherals	1.0
Containers & Packaging	0.9
Household Durables	0.7
Textiles, Apparel & Luxury Goods	0.6
Short–Term Investment	2.0
Other Assets, Less Liabilities	–0.1
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings as of June 30, 2021 (excluding short-term investments) (Unaudited)
1.	Medtronic plc
2.	Microsoft Corp.
3.	MetLife, Inc.
4.	Emerson Electric Co.
5.	Nutrien Ltd.
6.	BlackRock, Inc.
7.	JPMorgan Chase & Co.
8.	Truist Financial Corp.
9.	AbbVie, Inc.
10.	Johnson & Johnson

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Michael A. Welhoelter, CFA, William W. Priest, CFA, John M. Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Portfolio’s Subadvisor.
How did MainStay VP Epoch U.S. Equity Yield Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP Epoch U.S. Equity Yield Portfolio returned 13.53% for Initial Class shares and 13.39% for Service Class shares. Over the same period, both share classes underperformed the 17.05% return of the Russell 1000® Value Index, which is the Portfolio’s primary benchmark, and outperformed the 10.59% return of the U.S. Equity Yield Composite Index, which is the Portfolio’s secondary benchmark. For the six months ended June 30, 2021, both share classes underperformed the 17.48% return of the Morningstar Large Value Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio’s performance relative to the Russell 1000® Value Index was held back by stock selection in the financials and energy sectors. Overweight exposure to the lagging utilities sector also hindered relative performance.
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
Stocks advanced as the vaccination rollout accelerated, businesses reopened, and a rapid economic recovery supported a rebound in earnings. The first quarter of 2021 was marked by a spike in bond yields, concerns about inflation, and market leadership by cyclical stocks—with value indexes outperforming growth indexes. The second quarter saw bond yields ease, with growth indexes outpacing value indexes, and a handful of large information technology, communication services and e-commerce stocks again showing strong performance.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
During the reporting period, the strongest positive sector contributions to the Portfolio’s performance relative to the Russell 1000® Value Index came from information technology and real estate, resulting from strong stock selection in both sectors. (Contributions take weightings and total returns into account.) The next-strongest sector was communication services, primarily due to underweight exposure. Conversely, the weakest contributors to the Portfolio’s relative performance were financials and energy sectors, due to disappointing stock selection and overweight exposure. The next-weakest performing sector was consumer staples due to stock selection and overweight exposure.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest positive contributions to the Portfolio’s absolute performance came from positions in insurer MetLife, data and records management company Iron Mountain, and fertilizer provider Nutrien. MetLife shares traded higher on strong results. The company executed well and delivered along multiple fronts with top-line growth across business lines and geographies, limited pandemic impacts and good expense control. It also approved a $3 billion share buyback program and stated the intention to complete the program in 2021. Iron Mountain shares rose in response to a favorable earnings report that included modest upward revisions to full-year guidance for revenues, EBITDA (earnings before interest, taxes, depreciation and amortization) and funds from operations. Nutrien shares outperformed as fundamentals in the agriculture sector recovered and improved, with higher crop prices supporting farmer income and lifting prices for key crop nutrients like potash.
The most significant detractors from the Portfolio’s absolute returns were telecommunications conglomerate Verizon Communications, consumer goods company Procter & Gamble and regulated electric utility Eversource Energy. Verizon underperformed on the announcement by AT&T that it was spinning off its media business, potentially making market share capture more difficult for Verizon with AT&T as a more focused competitor. P&G shares traded lower as investors shifted focus to concerns over rising input costs, increased competitive intensity and more difficult competition ahead. Eversource underperformed as the company revised down its 2021 EPS (earnings per share) target to the lower end of the guidance range after taking a regulatory charge in Connecticut for the first quarter of 2021.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio initiated positions in industrial gas company Linde and real estate investment trust W.P. Carey during the reporting period. Linde generates strong cash flow by distributing its products through various profitable methods, such as on-site, merchant and packaged gases. Cash flow growth comes from exposure to high-growth markets, such as health care and electronics, and from expansions in geographies with strong industrial growth. The company has a strong project backlog and, in our opinion, is well-positioned to offer clean energy solutions with its expertise in carbon dioxide and hydrogen. Linde has historically rewarded its shareholders with an attractive and growing dividend and regular share buybacks. W.P. Carey has experienced growth organically due to built-in rent escalations, and inorganically through the acquisition and development of new

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Epoch U.S. Equity Yield Portfolio

properties. The company has historically maintained a strong, investment-grade balance sheet and paid an attractive, growing dividend.
The Portfolio’s position in McCormick, a maker of flavorings and seasonings, was closed during the reporting period. We sold the Portfolio’s shares on concerns surrounding sustainability of the company’s cash flow growth as the economy reopens post-COVID-19.
How did the Portfolio’s sector weightings change during the reporting period?
The Portfolio's health care position went from being roughly in line with the Russell 1000® Value Index to meaningfully underweight as the Index rebalanced in June 2021, giving more weight to that sector. The Portfolio added to positions in industrials and materials, moving from an underweight to a neutral position in industrials and moving from a slightly overweight to a meaningfully overweight position in materials.
How was the Portfolio positioned at the end of the reporting period?
Relative to the Russell 1000® Value Index, the Portfolio held overweight positions in utilities, consumer staples, information technology and materials sectors as of June 30, 2021. As of the same date, it held underweight positions in health care, communication services and financials sectors. These positions were the result of individual stock selection rather than a top-down macroeconomic view.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2021† (Unaudited)
	Shares	Value
Common Stocks 98.1%
Aerospace & Defense 2.9%
General Dynamics Corp.	34,247	$ 6,447,340
Lockheed Martin Corp.	31,283	11,835,923
Raytheon Technologies Corp.	125,461	10,703,078
		28,986,341
Air Freight & Logistics 1.0%
United Parcel Service, Inc., Class B	48,736	10,135,626
Banks 6.6%
Bank of America Corp.	254,545	10,494,890
JPMorgan Chase & Co.	114,595	17,824,106
PNC Financial Services Group, Inc. (The)	50,053	9,548,110
Truist Financial Corp.	319,014	17,705,277
U.S. Bancorp	195,151	11,117,753
		66,690,136
Beverages 2.9%
Coca-Cola Co. (The)	173,539	9,390,195
Coca-Cola Europacific Partners plc	138,304	8,204,193
PepsiCo, Inc.	76,726	11,368,492
		28,962,880
Biotechnology 3.1%
AbbVie, Inc.	155,530	17,518,899
Amgen, Inc.	58,211	14,188,932
		31,707,831
Capital Markets 4.2%
BlackRock, Inc.	20,463	17,904,511
CME Group, Inc.	37,540	7,984,007
Lazard Ltd., Class A	220,395	9,972,874
T. Rowe Price Group, Inc.	32,600	6,453,822
		42,315,214
Chemicals 5.4%
Dow, Inc.	193,773	12,261,955
Linde plc	25,359	7,331,287
LyondellBasell Industries NV, Class A	92,861	9,552,611
Nutrien Ltd.	307,891	18,661,274
PPG Industries, Inc.	42,528	7,219,979
		55,027,106
Commercial Services & Supplies 1.8%
Republic Services, Inc.	91,544	10,070,756
Waste Management, Inc.	61,465	8,611,861
		18,682,617
	Shares	Value

Communications Equipment 1.4%
Cisco Systems, Inc.	259,485	$ 13,752,705
Containers & Packaging 0.9%
Amcor plc	806,114	9,238,066
Diversified Telecommunication Services 2.1%
AT&T, Inc.	293,229	8,439,131
Verizon Communications, Inc.	224,804	12,595,768
		21,034,899
Electric Utilities 5.2%
Alliant Energy Corp.	103,728	5,783,873
American Electric Power Co., Inc.	96,483	8,161,497
Duke Energy Corp.	60,148	5,937,810
Entergy Corp.	122,498	12,213,051
Evergy, Inc.	134,023	8,099,010
Eversource Energy	83,312	6,684,955
NextEra Energy, Inc.	75,878	5,560,340
		52,440,536
Electrical Equipment 3.3%
Eaton Corp. plc	101,374	15,021,599
Emerson Electric Co.	195,528	18,817,615
		33,839,214
Equity Real Estate Investment Trusts 3.5%
American Tower Corp.	28,680	7,747,615
Iron Mountain, Inc.	351,493	14,875,184
Welltower, Inc.	72,790	6,048,849
WP Carey, Inc.	89,568	6,683,564
		35,355,212
Food & Staples Retailing 1.4%
Walmart, Inc.	100,106	14,116,948
Health Care Equipment & Supplies 2.0%
Medtronic plc	162,671	20,192,351
Health Care Providers & Services 2.0%
CVS Health Corp.	117,558	9,809,039
UnitedHealth Group, Inc.	25,356	10,153,557
		19,962,596
Hotels, Restaurants & Leisure 2.0%
Las Vegas Sands Corp. (a)	97,960	5,161,512
McDonald's Corp.	43,624	10,076,708
Vail Resorts, Inc.	16,465	5,211,502
		20,449,722

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Epoch U.S. Equity Yield Portfolio

	Shares	Value
Common Stocks (continued)
Household Durables 0.7%
Leggett & Platt, Inc.	146,790	$ 7,605,190
Household Products 3.2%
Colgate-Palmolive Co.	67,737	5,510,405
Kimberly-Clark Corp.	95,825	12,819,468
Procter & Gamble Co. (The)	104,387	14,084,938
		32,414,811
Industrial Conglomerates 1.4%
Honeywell International, Inc.	62,566	13,723,852
Insurance 6.0%
Allianz SE, ADR	391,371	9,780,361
Arthur J. Gallagher & Co.	109,635	15,357,671
Marsh & McLennan Cos., Inc.	54,004	7,597,282
MetLife, Inc.	321,721	19,255,002
Travelers Cos., Inc. (The)	57,956	8,676,593
		60,666,909
IT Services 1.8%
Automatic Data Processing, Inc.	27,990	5,559,374
International Business Machines Corp.	49,394	7,240,666
Paychex, Inc.	53,346	5,724,026
		18,524,066
Leisure Products 1.0%
Hasbro, Inc.	106,886	10,102,865
Media 2.2%
Comcast Corp., Class A	278,584	15,884,860
Omnicom Group, Inc.	77,055	6,163,629
		22,048,489
Multiline Retail 1.3%
Target Corp.	56,309	13,612,138
Multi-Utilities 3.3%
Ameren Corp.	126,779	10,147,391
CMS Energy Corp.	84,629	4,999,881
Dominion Energy, Inc.	84,077	6,185,545
NiSource, Inc.	217,335	5,324,708
WEC Energy Group, Inc.	80,881	7,194,365
		33,851,890
Oil, Gas & Consumable Fuels 4.0%
Chevron Corp.	124,803	13,071,866
Enterprise Products Partners LP	469,246	11,322,906
	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Magellan Midstream Partners LP	171,563	$ 8,391,146
Phillips 66	93,520	8,025,887
		40,811,805
Pharmaceuticals 5.5%
Eli Lilly and Co.	40,833	9,371,990
Johnson & Johnson	103,716	17,086,174
Merck & Co., Inc.	212,154	16,499,217
Pfizer, Inc.	325,344	12,740,471
		55,697,852
Semiconductors & Semiconductor Equipment 6.7%
Analog Devices, Inc.	95,166	16,383,779
Broadcom, Inc.	35,123	16,748,051
Intel Corp.	182,100	10,223,094
KLA Corp.	39,600	12,838,716
Texas Instruments, Inc.	58,655	11,279,356
		67,472,996
Software 1.9%
Microsoft Corp.	71,740	19,434,366
Specialty Retail 1.4%
Home Depot, Inc. (The)	43,796	13,966,107
Technology Hardware, Storage & Peripherals 1.0%
Apple, Inc.	72,774	9,967,127
Textiles, Apparel & Luxury Goods 0.6%
Hanesbrands, Inc.	322,051	6,012,692
Tobacco 2.9%
Altria Group, Inc.	203,047	9,681,281
British American Tobacco plc, Sponsored ADR	182,052	7,156,464
Philip Morris International, Inc.	121,869	12,078,437
		28,916,182
Trading Companies & Distributors 1.5%
MSC Industrial Direct Co., Inc., Class A	80,348	7,209,626
Watsco, Inc.	27,661	7,928,749
		15,138,375
Total Common Stocks (Cost $761,129,876)		992,857,712
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Shares	Value
Short-Term Investment 2.0%
Affiliated Investment Company 2.0%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	20,405,166	$ 20,405,166
Total Short-Term Investment (Cost $20,405,166)		20,405,166
Total Investments (Cost $781,535,042)	100.1%	1,013,262,878
Other Assets, Less Liabilities	(0.1)	(965,784)
Net Assets	100.0%	$ 1,012,297,094

†	Percentages indicated are based on Portfolio net assets.
(a)	Non-income producing security.
(b)	Current yield as of June 30, 2021.

Abbreviation(s):
ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 992,857,712	$ —	$ —	$ 992,857,712
Short-Term Investment
Affiliated Investment Company	20,405,166	—	—	20,405,166
Total Investments in Securities	$ 1,013,262,878	$ —	$ —	$ 1,013,262,878

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Epoch U.S. Equity Yield Portfolio

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $761,129,876)	$ 992,857,712
Investment in affiliated investment companies, at value (identified cost $20,405,166)	20,405,166
Receivables:
Investment securities sold	4,133,502
Dividends and interest	1,870,725
Portfolio shares sold	850,000
Other assets	10,062
Total assets	1,020,127,167
Liabilities
Payables:
Investment securities purchased	6,589,602
Manager (See Note 3)	544,111
Portfolio shares redeemed	452,385
NYLIFE Distributors (See Note 3)	92,789
Shareholder communication	83,622
Professional fees	52,786
Custodian	14,778
Total liabilities	7,830,073
Net assets	$1,012,297,094
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 59,377
Additional paid-in-capital	755,431,715
755,491,092
Total distributable earnings (loss)	256,806,002
Net assets	$1,012,297,094
Initial Class
Net assets applicable to outstanding shares	$565,492,452
Shares of beneficial interest outstanding	32,928,558
Net asset value per share outstanding	$ 17.17
Service Class
Net assets applicable to outstanding shares	$446,804,642
Shares of beneficial interest outstanding	26,448,672
Net asset value per share outstanding	$ 16.89

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $91,825)	$ 14,385,334
Dividends-affiliated	877
Securities lending	133
Total income	14,386,344
Expenses
Manager (See Note 3)	3,311,736
Distribution/Service—Service Class (See Note 3)	545,460
Professional fees	61,283
Shareholder communication	45,226
Custodian	12,408
Trustees	9,627
Miscellaneous	13,785
Total expenses before waiver/reimbursement	3,999,525
Expense waiver/reimbursement from Manager (See Note 3)	(191,411)
Net expenses	3,808,114
Net investment income (loss)	10,578,230
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	28,871,836
Net change in unrealized appreciation (depreciation) on unaffiliated investments	81,426,459
Net realized and unrealized gain (loss)	110,298,295
Net increase (decrease) in net assets resulting from operations	$120,876,525
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Epoch U.S. Equity Yield Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 10,578,230	$ 21,227,734
Net realized gain (loss)	28,871,836	(32,499,703)
Net change in unrealized appreciation (depreciation)	81,426,459	(972,217)
Net increase (decrease) in net assets resulting from operations	120,876,525	(12,244,186)
Distributions to shareholders:
Initial Class	—	(30,366,836)
Service Class	—	(24,324,032)
Total distributions to shareholders	—	(54,690,868)
Capital share transactions:
Net proceeds from sales of shares	56,556,146	68,376,620
Net asset value of shares issued to shareholder in reinvestment of distributions	—	54,690,868
Cost of shares redeemed	(82,381,189)	(190,864,938)
Increase (decrease) in net assets derived from capital share transactions	(25,825,043)	(67,797,450)
Net increase (decrease) in net assets	95,051,482	(134,732,504)
Net Assets
Beginning of period	917,245,612	1,051,978,116
End of period	$1,012,297,094	$ 917,245,612
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 15.13	$ 16.12	$ 14.01	$ 16.15	$ 13.79	$ 15.58
Net investment income (loss) (a)	0.19	0.35	0.38	0.39	0.30	0.21
Net realized and unrealized gain (loss) on investments	1.85	(0.41)	2.92	(1.12)	2.26	0.47
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	0.00‡	—	—	—
Total from investment operations	2.04	(0.06)	3.30	(0.73)	2.56	0.68
Less distributions:
From net investment income	—	(0.41)	(0.52)	(0.35)	(0.20)	(0.18)
From net realized gain on investments	—	(0.52)	(0.67)	(1.06)	—	(2.29)
Total distributions	—	(0.93)	(1.19)	(1.41)	(0.20)	(2.47)
Net asset value at end of period	$ 17.17	$ 15.13	$ 16.12	$ 14.01	$ 16.15	$ 13.79
Total investment return (b)	13.48%(c)	0.03%	24.18%	(5.23)%	18.66%	4.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.32%††	2.47%	2.43%	2.49%	2.01%	1.41%
Net expenses (d)	0.68%††	0.68%	0.68%	0.68%	0.73%	0.79%
Expenses (before waiver/reimbursement) (d)	0.72%††	0.73%	0.72%	0.71%	0.74%	0.79%
Portfolio turnover rate	10%	26%	22%	25%	122%	99%
Net assets at end of period (in 000’s)	$ 565,492	$ 495,193	$ 591,185	$ 548,881	$ 791,462	$ 637,936

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Epoch U.S. Equity Yield Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Service Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 14.90	$ 15.89	$ 13.81	$ 15.94	$ 13.61	$ 15.40
Net investment income (loss) (a)	0.16	0.31	0.34	0.35	0.26	0.17
Net realized and unrealized gain (loss) on investments	1.83	(0.42)	2.88	(1.12)	2.24	0.46
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	0.00‡	—	—	—
Total from investment operations	1.99	(0.11)	3.22	(0.77)	2.50	0.63
Less distributions:
From net investment income	—	(0.36)	(0.47)	(0.30)	(0.17)	(0.13)
From net realized gain on investments	—	(0.52)	(0.67)	(1.06)	—	(2.29)
Total distributions	—	(0.88)	(1.14)	(1.36)	(0.17)	(2.42)
Net asset value at end of period	$ 16.89	$ 14.90	$ 15.89	$ 13.81	$ 15.94	$ 13.61
Total investment return (b)	13.36%(c)	(0.22)%	23.87%	(5.46)%	18.37%	4.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.07%††	2.21%	2.18%	2.23%	1.73%	1.16%
Net expenses (d)	0.93%††	0.93%	0.93%	0.93%	0.98%	1.04%
Expenses (before waiver/reimbursement) (d)	0.97%††	0.98%	0.97%	0.96%	0.99%	1.04%
Portfolio turnover rate	10%	26%	22%	25%	122%	99%
Net assets at end of period (in 000’s)	$ 446,805	$ 422,053	$ 460,793	$ 431,635	$ 536,044	$ 526,452

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Epoch U.S. Equity Yield Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 1998
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek current income and capital appreciation.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification
Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure

18	MainStay VP Epoch U.S. Equity Yield Portfolio

purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken
19

Notes to Financial Statements (Unaudited) (continued)
from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the

20	MainStay VP Epoch U.S. Equity Yield Portfolio

expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2021, the Portfolio did not have any portfolio securities on loan.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to thePortfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% in excess of $2 billion. During the six-month period ended June 30, 2021, the effective management fee rate was 0.69% (exclusive of any applicable waivers/reimbursements).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) portfolio/fund fees and expenses) of of Service Class shares do not exceed 0.93% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement to Initial Class shares. This agreement will remain in effect until May 1, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended June 30, 2021, New York Life Investments earned fees from the Portfolio in the amount of $3,311,736 and waived fees and/or reimbursed expenses in the amount of $191,411 and paid the Subadvisor fees in the amount of $1,560,985.
21

Notes to Financial Statements (Unaudited) (continued)
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C) Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 21,984	$ 106,651	$ (108,230)	$ —	$ —	$ 20,405	$ 1	$ —	20,405

Note 4-Federal Income Tax
As of June 30, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$787,025,669	$241,014,853	$(14,777,644)	$226,237,209
As of December 31, 2020, for federal income tax purposes, capital loss carryforwards of $32,527,514, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$27,728	$4,800
During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$23,317,781
Long-Term Capital Gains	31,373,087
Total	$54,690,868
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $3,428 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

22	MainStay VP Epoch U.S. Equity Yield Portfolio

Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2021, purchases and sales of securities, other than short-term securities, were $91,994 and $103,289, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	3,122,819	$ 52,059,530
Shares redeemed	(2,931,007)	(47,516,237)
Net increase (decrease)	191,812	$ 4,543,293
Year ended December 31, 2020:
Shares sold	2,458,147	$ 35,425,531
Shares issued to shareholders in reinvestment of distributions	2,166,877	30,366,836
Shares redeemed	(8,562,407)	(122,749,006)
Net increase (decrease)	(3,937,383)	$ (56,956,639)

Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	296,210	$ 4,496,616
Shares redeemed	(2,176,491)	(34,864,952)
Net increase (decrease)	(1,880,281)	$ (30,368,336)
Year ended December 31, 2020:
Shares sold	2,391,552	$ 32,951,089
Shares issued to shareholders in reinvestment of distributions	1,761,258	24,324,032
Shares redeemed	(4,829,707)	(68,115,932)
Net increase (decrease)	(676,897)	$ (10,840,811)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
23

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
24	MainStay VP Epoch U.S. Equity Yield Portfolio

Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
25

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
nylinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2021 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781616	MSVPEUE10-08/21
(NYLIAC) NI521

MainStay VP T. Rowe Price Equity Income Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the U.S. Federal Reserve. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[1]
Initial Class Shares	2/17/2012	18.36%	47.67%	12.16%	11.04%	0.76%
Service Class Shares	2/17/2012	18.22	47.30	11.88	10.76	1.01

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Russell 1000® Value Index[1]	17.05%	43.68%	11.87%	12.15%
S&P 500® Index[2]	15.25	40.79	17.65	15.37
Morningstar Large Value Category Average[3]	17.48	42.51	12.02	11.08

1.	The Russell 1000® Value Index is the Portfolio’s primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The S&P 500® Index is the Portfolio's secondary benchmark. “S&P 500®" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP T. Rowe Price Equity Income Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,183.60	$4.11	$1,021.03	$3.81	0.76%
Service Class Shares	$1,000.00	$1,182.20	$5.46	$1,019.79	$5.06	1.01%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP T. Rowe Price Equity Income Portfolio

Industry Composition as of June 30, 2021 (Unaudited)
Banks	8.7%
Insurance	8.0
Oil, Gas & Consumable Fuels	5.8
Semiconductors & Semiconductor Equipment	5.4
Capital Markets	4.9
Health Care Providers & Services	4.8
Electric Utilities	4.3
Equity Real Estate Investment Trusts	4.1
Multi–Utilities	4.0
Chemicals	3.9
Health Care Equipment & Supplies	3.9
Pharmaceuticals	3.7
Media	3.6
Industrial Conglomerates	3.4
Food Products	3.1
Aerospace & Defense	2.7
Air Freight & Logistics	2.6
Biotechnology	2.3
Software	2.3
Containers & Packaging	1.8
Tobacco	1.6
Machinery	1.4
Automobiles	1.2%
Household Products	1.2
Diversified Financial Services	1.1
Hotels, Restaurants & Leisure	1.1
Communications Equipment	0.9
Entertainment	0.9
Multiline Retail	0.8
Professional Services	0.8
Commercial Services & Supplies	0.7
Leisure Products	0.7
Beverages	0.6
Specialty Retail	0.6
Diversified Telecommunication Services	0.5
Energy Equipment & Services	0.4
Food & Staples Retailing	0.4
Airlines	0.3
Electronic Equipment, Instruments & Components	0.3
Short–Term Investments	1.4
Other Assets, Less Liabilities	–0.2
100.0%
‡    Less than one-tenth of percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings as of June 30, 2021 (excluding short-term investments) (Unaudited)
1.	Wells Fargo & Co.
2.	General Electric Co.
3.	Southern Co. (The)
4.	United Parcel Service, Inc., Class B
5.	QUALCOMM, Inc.
6.	American International Group, Inc.
7.	MetLife, Inc.
8.	TotalEnergies SE
9.	Anthem, Inc.
10.	Becton Dickinson and Co.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager John D. Linehan, CFA, of T. Rowe Price Associates, Inc., the Portfolio’s Subadvisor.
How did MainStay VP T. Rowe Price Equity Income Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP T. Rowe Price Equity Income Portfolio returned 18.36% for Initial Class shares and 18.22% for Service Class shares. Over the same period, both share classes outperformed the 17.05% return of the Russell 1000® Value Index, which is the Portfolio’s primary benchmark, and the 15.25% return of the S&P 500® Index, which is the Portfolio’s secondary benchmark. For the six months ended June 30, 2021, both share classes also outperformed the 17.48% return of the Morningstar Large Value Category Average.1
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
The market environment in 2020 was bifurcated and particularly difficult for value investors, with large-cap growth leading large-cap value throughout most of the year, as measured by the Russell 1000 Indices. Dividend yield was also a headwind, as non-dividend-paying stocks outperformed the top quintile of dividend-paying stocks in the Russell 1000® Value Index.
During the reporting period, however, we saw a reversal with the highest dividend-paying stocks outperforming non-dividend-paying stocks. Value stocks also outpaced growth in response to stimulus measures and progress in controlling the COVID-19 pandemic. While market conditions can have a meaningful impact on returns in the short run, we believe the consistent application of our philosophy and process will continue to result in superior long-term, risk-adjusted performance.
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio outperformed the Russell 1000® Value Index during the reporting period largely due to strong stock selection.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
The materials sector made the strongest positive contribution to the Portfolio’s performance relative to the Russell 1000® Value Index due to stock selection. (Contributions take weightings and total returns into account.) The financials sector also bolstered relative results due to stock choices. The communication services sector contributed positively to relative returns due to security selection and the Portfolio’s underweight allocation.
Conversely, the lagging utilities sector was the most significant detractor from the Portfolio’s relative returns due to an overweight allocation. The consumer discretionary sector undermined relative results due to security choices and an underweight allocation. The energy sector also hurt relative performance due to stock selection, although an overweight allocation tempered losses.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
Leading positive contributors to the Portfolio’s absolute performance during the reporting period included positions in multinational financial services company Wells Fargo & Company, semiconductor capital equipment provider Applied Materials and multi-industrial and financial services company General Electric.
Wells Fargo shares benefited from rising interest rates, consumer credit resilience and action by the U.S. Federal Reserve (“Fed”) that cleared banks to resume returning capital to shareholders. Reported financial results showed that the $1.95 trillion asset cap imposed on the company by the Fed in 2018 continued to constrain performance. We continued to believe Wells Fargo had significant room for improvement in its results and an attractive valuation. Furthermore, the prospect of the asset cap eventually being removed could prove to be a tailwind for shares. We trimmed the Portfolio’s position throughout the reporting period as the stock rallied.
Applied Materials shares rose on several impressive earnings reports as the company continued to benefit from the semiconductor industry’s cyclical strength. While we continued to appreciate Applied Materials’ strong market position, we moderated the Portfolio’s position size over the reporting period as we expected fundamentals will likely peak in 2021.
General Electric shares generated gains as investors warmed to the company’s better-than-expected revenue growth in its renewable energy and health care segments, wider margins, and free cash flow generation. Shares also benefited later in the reporting period after Airbus, the world’s largest plane-maker, confirmed an increase in the near-term production target for its A320neo aircraft, which uses engines made by GE Aviation and Safran. While we remained confident in the company’s talented management team, commitment to cost-cutting measures and focus on free cash flow generation, we reduced the Portfolio’s position size on strength.
The most significant detractors from the Portfolio’s absolute performance during the reporting period included wireless chipset maker Qualcomm, casino and resort company Las Vegas Sands, and multinational software company Citrix Systems.
Qualcomm shares registered negative total returns as investors turned from technology stocks early in the reporting period to invest in companies perceived to have more direct exposure to the

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP T. Rowe Price Equity Income Portfolio

post-pandemic reopening economy. A global chip supply shortage also hampered performance initially. However, as the reporting period progressed, the company’s reported financials showed supply constraints clearing, and the stock’s performance improved, at which time we began to moderate the Portfolio’s position size.
Las Vegas Sands stock posted negative total returns due to coronavirus-driven uncertainty about a return to leisure travel early in the reporting period. Concerns persisted later in the reporting period regarding when Macau and Singapore, from which Las Vegas Sands derives much of its revenue, would resume more normal operations. Despite the uncertainty, we continued to believe the company was well positioned to navigate an uncertain environment and began to see the early stages of recovery in its key markets. We added to the Portfolio’s position.
Citrix Systems shares fell sharply into negative territory toward the end of the reporting period after the company reported revenues that failed to meet expectations due to headwinds that included networking system supply constraints. We continued to value Citrix Systems’ sustained momentum with its cloud management platform and believed that revenue growth was set to improve as the company continued its business model transition. We added to the Portfolio’s position throughout the reporting period.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio established a position in regional bank Huntington Bancshares late in the reporting period. While the bank continued to aggressively invest to grow market share, creating a temporary headwind to expenses, we believed this would set Huntington up as a leader among regional banks this cycle, positioning it to take advantage of peers that moderated spending. We also believed the potential for surprising economic strength and corresponding loan growth were underappreciated by the market. The Portfolio also established a position in managed health care and insurance company Cigna late in the reporting period following relative weakness in the stock. We believed Cigna to be a well-managed company able to drive higher margins versus peers, particularly in its specialty and retail networks. We also believed its Pharmacy Benefit Management contract with Prime Therapeutics would continue to increase in profitability over time.
Throughout the reporting period, the Portfolio sold shares of specialty chemical conglomerate DuPont de Nemours. We continued to appreciate the attractive end markets the company serves but used the stock’s relative strength to reduce the Portfolio’s position size. We also trimmed the Portfolio’s position in global investment bank Morgan Stanley on continued relative outperformance. We remained appreciative of Morgan Stanley’s combination of lower capital requirements and amassing capital levels, as well as its progress on the company’s business transformation to a less capital-intensive wealth and asset management business model.
How did the Portfolio’s sector weightings change during the reporting period?
At the beginning of the reporting period, the Portfolio's most substantially overweight positions relative to the Index were utilities and energy. At the end of the reporting period, utilities and financials were the most substantially overweight positions. The most substantial increases in relative weighting in the Portfolio during the reporting period were in the consumer discretionary and industrials sectors.
It is important to note that the Portfolio uses a diversified, bottom-up investment strategy with a long-term focus that has historically resulted in lower turnover relative to peers. Changes to our sector positioning are residual of our stock-selection process. In addition, the Russell 1000® Value Index was reconstituted in late June 2021. Accordingly, the changes in the Portfolio's sector weighting relative to the Index in part reflect the reconstitution of the Index, rather than solely investment decisions made within the Portfolio.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2021, the Portfolio’s largest sector positions relative to the Russell 1000® Value Index included utilities, financials and materials. The utilities sector contains several companies that deliver durable cash flows and relatively high dividend yields. We were attracted to the durability of utility earnings and believed efforts to modernize the U.S. electric grid while shifting more power production to renewables offered a multiyear rate-base growth opportunity. In the financials sector, which represented a significant absolute weighting in the Portfolio, we tended to favor defensively positioned names with solid balance sheets and diversified revenue streams that were trading at attractive relative valuations. The cyclical industries within the materials sector faced challenges due to large swings in raw materials costs, supply challenges, and uncertainty amid the coronavirus pandemic. More recently, many of these same industries experienced surging demand.
As of the same date, the Portfolio’s most significantly underweight sector positions relative to the Index included communication services, health care and consumer discretionary. In communication services, the Portfolio’s main exposure was to the media industry, with an emphasis on companies producing or distributing must-see content and generating strong cash flow. The Portfolio also held positions in the entertainment and diversified telecommunication services industries. In health care, we identified pockets of opportunity in which relative valuations appeared attractive, particularly among health care providers and the services industry following coronavirus-driven uncertainty for
9

demand. In consumer discretionary, we remained cautious regarding industries that we believed were exposed to short- and long-term headwinds, such as the shift toward online shopping. At the same time, we were optimistic toward other industries that stood to benefit from the continuing normalization of economic activity.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP T. Rowe Price Equity Income Portfolio

Portfolio of Investments June 30, 2021† (Unaudited)
	Shares	Value
Common Stocks 96.2%
Aerospace & Defense 2.7%
Airbus SE (a)	2,310	$ 297,026
Boeing Co. (The) (a)	25,589	6,130,101
L3Harris Technologies, Inc.	37,993	8,212,187
		14,639,314
Air Freight & Logistics 2.6%
United Parcel Service, Inc., Class B	66,254	13,778,844
Airlines 0.3%
Alaska Air Group, Inc. (a)	11,142	671,974
Southwest Airlines Co. (a)	21,534	1,143,240
		1,815,214
Automobiles 0.1%
General Motors Co. (a)	13,575	803,233
Banks 8.7%
Bank of America Corp.	49,142	2,026,125
Citizens Financial Group, Inc.	48,400	2,220,108
Fifth Third Bancorp	219,794	8,402,724
Huntington Bancshares, Inc.	289,800	4,135,446
JPMorgan Chase & Co.	30,528	4,748,325
PNC Financial Services Group, Inc. (The)	24,426	4,659,504
Wells Fargo & Co.	448,665	20,320,038
		46,512,270
Beverages 0.6%
Coca-Cola Co. (The)	55,472	3,001,590
Biotechnology 2.3%
AbbVie, Inc.	77,176	8,693,104
Biogen, Inc. (a)	5,300	1,835,231
Gilead Sciences, Inc.	28,745	1,979,381
		12,507,716
Capital Markets 4.9%
Bank of New York Mellon Corp. (The)	59,437	3,044,958
Charles Schwab Corp. (The)	39,115	2,847,963
Franklin Resources, Inc.	42,460	1,358,295
Goldman Sachs Group, Inc. (The)	12,616	4,788,151
Morgan Stanley	88,383	8,103,837
Raymond James Financial, Inc.	24,395	3,168,911
State Street Corp.	35,280	2,902,838
		26,214,953
Chemicals 3.9%
Akzo Nobel NV	15,889	1,963,168
	Shares	Value

Chemicals (continued)
CF Industries Holdings, Inc.	184,038	$ 9,468,755
DuPont de Nemours, Inc.	38,182	2,955,669
International Flavors & Fragrances, Inc.	38,731	5,786,411
PPG Industries, Inc.	5,722	971,424
		21,145,427
Commercial Services & Supplies 0.7%
Stericycle, Inc. (a)	50,664	3,625,009
Communications Equipment 0.9%
Cisco Systems, Inc.	94,147	4,989,791
Containers & Packaging 1.8%
International Paper Co.	161,197	9,882,988
Diversified Financial Services 1.1%
Equitable Holdings, Inc.	198,243	6,036,499
Diversified Telecommunication Services 0.5%
AT&T, Inc.	56,137	1,615,623
Verizon Communications, Inc.	20,353	1,140,378
		2,756,001
Electric Utilities 3.6%
Edison International	39,336	2,274,408
Entergy Corp.	15,074	1,502,878
NextEra Energy, Inc.	40,358	2,957,434
Southern Co. (The)	203,638	12,322,135
		19,056,855
Electronic Equipment, Instruments & Components 0.3%
TE Connectivity Ltd.	11,800	1,595,478
Energy Equipment & Services 0.4%
Halliburton Co.	97,632	2,257,252
Entertainment 0.9%
Walt Disney Co. (The) (a)	26,592	4,674,076
Equity Real Estate Investment Trusts 4.1%
CyrusOne, Inc.	8,000	572,160
Equity Residential	95,389	7,344,953
Rayonier, Inc.	117,129	4,208,445
Welltower, Inc.	19,675	1,634,993
Weyerhaeuser Co.	240,141	8,265,653
		22,026,204

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Food & Staples Retailing 0.4%
Walmart, Inc.	15,132	$ 2,133,915
Food Products 3.1%
Bunge Ltd.	13,270	1,037,050
Conagra Brands, Inc.	174,151	6,335,613
Mondelez International, Inc., Class A	4,163	259,938
Tyson Foods, Inc., Class A	120,247	8,869,419
		16,502,020
Health Care Equipment & Supplies 3.5%
Becton Dickinson and Co.	32,731	7,959,852
Medtronic plc	66,808	8,292,877
Zimmer Biomet Holdings, Inc.	16,939	2,724,130
		18,976,859
Health Care Providers & Services 4.8%
Anthem, Inc.	27,709	10,579,296
Cardinal Health, Inc.	30,000	1,712,700
Centene Corp. (a)	20,100	1,465,893
Cigna Corp.	11,915	2,824,689
CVS Health Corp.	84,942	7,087,561
UnitedHealth Group, Inc.	4,800	1,922,112
		25,592,251
Hotels, Restaurants & Leisure 1.1%
Las Vegas Sands Corp. (a)	92,491	4,873,351
McDonald's Corp.	4,600	1,062,554
		5,935,905
Household Products 1.2%
Kimberly-Clark Corp.	48,507	6,489,266
Industrial Conglomerates 3.4%
3M Co.	5,900	1,171,917
General Electric Co.	1,159,655	15,608,956
Siemens AG, Sponsored ADR (b)	16,909	1,346,616
		18,127,489
Insurance 8.0%
American International Group, Inc.	236,144	11,240,455
Chubb Ltd.	60,641	9,638,281
Hartford Financial Services Group, Inc. (The)	24,000	1,487,280
Loews Corp.	152,394	8,328,332
Marsh & McLennan Cos., Inc.	10,012	1,408,488
MetLife, Inc.	185,218	11,085,297
		43,188,133
	Shares	Value

Leisure Products 0.7%
Mattel, Inc. (a)	173,865	$ 3,494,687
Machinery 1.4%
Caterpillar, Inc.	6,064	1,319,709
Cummins, Inc.	2,121	517,121
Flowserve Corp.	14,635	590,083
PACCAR, Inc.	21,789	1,944,668
Snap-on, Inc.	14,889	3,326,649
		7,698,230
Media 3.6%
Comcast Corp., Class A	160,756	9,166,307
Fox Corp., Class B	104,891	3,692,163
News Corp., Class A	257,976	6,648,042
		19,506,512
Multiline Retail 0.8%
Kohl's Corp.	73,921	4,073,786
Multi-Utilities 3.6%
Ameren Corp.	38,975	3,119,559
Dominion Energy, Inc.	22,600	1,662,682
NiSource, Inc.	264,683	6,484,733
Sempra Energy	59,987	7,947,078
		19,214,052
Oil, Gas & Consumable Fuels 5.8%
Chevron Corp.	11,149	1,167,746
ConocoPhillips	9,095	553,885
EOG Resources, Inc.	71,734	5,985,485
Exxon Mobil Corp.	78,995	4,983,004
Hess Corp.	6,780	592,030
Occidental Petroleum Corp.	36,463	1,140,198
Targa Resources Corp.	35,711	1,587,354
TC Energy Corp.	83,557	4,137,743
TotalEnergies SE (b)	202,899	9,179,616
TotalEnergies SE, Sponsored ADR	39,600	1,792,296
		31,119,357
Pharmaceuticals 3.7%
AstraZeneca plc, Sponsored ADR (b)	23,100	1,383,690
GlaxoSmithKline plc	49,432	970,576
Johnson & Johnson	39,794	6,555,663
Merck & Co., Inc.	32,811	2,551,711
Organon & Co. (a)	2,381	72,049
Pfizer, Inc.	119,899	4,695,245
Sanofi	29,773	3,119,403

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP T. Rowe Price Equity Income Portfolio

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Sanofi, ADR	13,763	$ 724,760
		20,073,097
Professional Services 0.8%
Nielsen Holdings plc	163,561	4,035,050
Semiconductors & Semiconductor Equipment 5.4%
Applied Materials, Inc.	49,315	7,022,456
NXP Semiconductors NV	11,002	2,263,331
QUALCOMM, Inc.	94,063	13,444,425
Texas Instruments, Inc.	31,346	6,027,836
		28,758,048
Software 2.3%
Citrix Systems, Inc.	39,602	4,644,126
Microsoft Corp.	28,061	7,601,725
		12,245,851
Specialty Retail 0.6%
TJX Cos., Inc. (The)	44,459	2,997,426
Tobacco 1.6%
Altria Group, Inc.	39,916	1,903,195
Philip Morris International, Inc.	69,051	6,843,644
		8,746,839
Total Common Stocks (Cost $368,440,788)		516,227,487
Convertible Preferred Stocks 1.1%
Electric Utilities 0.7%
NextEra Energy, Inc., 5.28%	33,097	1,620,429
Southern Co. (The), 6.75%	41,886	2,120,689
		3,741,118
Multi-Utilities 0.4%
NiSource, Inc., 7.75%	15,018	1,543,700
Sempra Energy, 6.75%	8,631	852,484
		2,396,184
Total Convertible Preferred Stocks (Cost $6,077,176)		6,137,302
	Shares	Value
Preferred Stocks 1.5%
Automobiles 1.1%
Volkswagen AG ADR (zero coupon)	245,092	$ 6,137,103
Health Care Equipment & Supplies 0.4%
Becton Dickinson and Co., 6.00%	37,419	2,002,291
Total Preferred Stocks (Cost $5,800,535)		8,139,394
Short-Term Investments 1.4%
Affiliated Investment Company 1.1%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	5,773,973	5,773,973
Unaffiliated Investment Company 0.3%
Wells Fargo Government Money Market Fund, 0.025% (c)(d)	1,599,035	1,599,035
Total Short-Term Investments (Cost $7,373,008)		7,373,008
Total Investments (Cost $387,691,507)	100.2%	537,877,191
Other Assets, Less Liabilities	(0.2)	(1,238,117)
Net Assets	100.0%	$ 536,639,074

†	Percentages indicated are based on Portfolio net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of June 30, 2021, the aggregate market value of securities on loan was $10,897,789; the total market value of collateral held by the Portfolio was $11,713,516. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $10,114,481. The Portfolio received cash collateral with a value of $1,599,035. (See Note 2(I))
(c)	Current yield as of June 30, 2021.
(d)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
ADR—American Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 516,227,487	$ —	$ —	$ 516,227,487
Convertible Preferred Stocks	6,137,302	—	—	6,137,302
Preferred Stocks	8,139,394	—	—	8,139,394
Short-Term Investments
Affiliated Investment Company	5,773,973	—	—	5,773,973
Unaffiliated Investment Company	1,599,035	—	—	1,599,035
Total Short-Term Investments	7,373,008	—	—	7,373,008
Total Investments in Securities	$ 537,877,191	$ —	$ —	$ 537,877,191

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP T. Rowe Price Equity Income Portfolio

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $381,917,534) including securities on loan of $10,897,789	$532,103,218
Investment in affiliated investment companies, at value (identified cost $5,773,973)	5,773,973
Receivables:
Investment securities sold	1,448,636
Dividends and interest	795,524
Securities lending	2,163
Other assets	5,691
Total assets	540,129,205
Liabilities
Cash collateral received for securities on loan	1,599,035
Payables:
Investment securities purchased	1,287,020
Manager (See Note 3)	323,979
Portfolio shares redeemed	115,092
Shareholder communication	52,976
NYLIFE Distributors (See Note 3)	48,768
Professional fees	44,693
Custodian	17,111
Trustees	101
Accrued expenses	1,356
Total liabilities	3,490,131
Net assets	$536,639,074
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 39,310
Additional paid-in-capital	333,549,114
333,588,424
Total distributable earnings (loss)	203,050,650
Net assets	$536,639,074
Initial Class
Net assets applicable to outstanding shares	$303,952,371
Shares of beneficial interest outstanding	22,216,330
Net asset value per share outstanding	$ 13.68
Service Class
Net assets applicable to outstanding shares	$232,686,703
Shares of beneficial interest outstanding	17,093,590
Net asset value per share outstanding	$ 13.61

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $146,720)	$ 6,491,690
Interest	34,060
Securities lending	7,025
Dividends-affiliated	230
Other	1,347
Total income	6,534,352
Expenses
Manager (See Note 3)	1,942,172
Distribution/Service—Service Class (See Note 3)	293,243
Professional fees	46,979
Shareholder communication	28,982
Custodian	14,661
Trustees	5,698
Miscellaneous	10,424
Total expenses	2,342,159
Net investment income (loss)	4,192,193
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	36,982,411
Foreign currency transactions	7,492
Net realized gain (loss)	36,989,903
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	49,923,251
Translation of other assets and liabilities in foreign currencies	(1,321)
Net change in unrealized appreciation (depreciation)	49,921,930
Net realized and unrealized gain (loss)	86,911,833
Net increase (decrease) in net assets resulting from operations	$91,104,026
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP T. Rowe Price Equity Income Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 4,192,193	$ 12,775,127
Net realized gain (loss)	36,989,903	2,096,702
Net change in unrealized appreciation (depreciation)	49,921,930	(30,283,571)
Net increase (decrease) in net assets resulting from operations	91,104,026	(15,411,742)
Distributions to shareholders:
Initial Class	—	(35,016,325)
Service Class	—	(22,876,840)
Total distributions to shareholders	—	(57,893,165)
Capital share transactions:
Net proceeds from sales of shares	740,397	38,760,574
Net asset value of shares issued to shareholder in reinvestment of distributions	—	57,893,165
Cost of shares redeemed	(84,625,285)	(220,766,449)
Increase (decrease) in net assets derived from capital share transactions	(83,884,888)	(124,112,710)
Net increase (decrease) in net assets	7,219,138	(197,417,617)
Net Assets
Beginning of period	529,419,936	726,837,553
End of period	$536,639,074	$ 529,419,936
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 11.56	$ 12.89	$ 11.39	$ 14.10	$ 12.99	$ 11.97
Net investment income (loss) (a)	0.11	0.25	0.29	0.29	0.24	0.27
Net realized and unrealized gain (loss) on investments	2.01	(0.33)	2.58	(1.40)	1.83	1.90
Net realized and unrealized gain (loss) on foreign currency transactions‡	0.00	0.00	0.00	(0.00)	0.00	(0.00)
Total from investment operations	2.12	(0.08)	2.87	(1.11)	2.07	2.17
Less distributions:
From net investment income	—	(0.40)	(0.31)	(0.29)	(0.30)	(0.25)
From net realized gain on investments	—	(0.85)	(1.06)	(1.31)	(0.66)	(0.90)
Total distributions	—	(1.25)	(1.37)	(1.60)	(0.96)	(1.15)
Net asset value at end of period	$ 13.68	$ 11.56	$ 12.89	$ 11.39	$ 14.10	$ 12.99
Total investment return (b)	18.34%(c)	0.96%	26.36%(d)	(9.38)%	16.20%	18.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.67%††	2.32%	2.30%	2.11%	1.78%	2.18%
Net expenses (e)	0.76%††	0.76%	0.75%	0.77%	0.77%	0.78%
Portfolio turnover rate	9%	28%	16%	22%	24%	23%
Net assets at end of period (in 000’s)	$ 303,952	$ 302,584	$ 464,120	$ 431,672	$ 469,556	$ 472,125

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In 2019, the Portfolio’s total investment return includes impact of payments from affiliates due to trade communications error. Excluding these items, total return would have been 26.36%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP T. Rowe Price Equity Income Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Service Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 11.51	$ 12.83	$ 11.34	$ 14.04	$ 12.94	$ 11.93
Net investment income (loss) (a)	0.09	0.22	0.26	0.25	0.21	0.24
Net realized and unrealized gain (loss) on investments	2.01	(0.33)	2.56	(1.39)	1.82	1.89
Net realized and unrealized gain (loss) on foreign currency transactions‡	0.00	0.00	0.00	(0.00)	0.00	(0.00)
Total from investment operations	2.10	(0.11)	2.82	(1.14)	2.03	2.13
Less distributions:
From net investment income	—	(0.36)	(0.27)	(0.25)	(0.27)	(0.22)
From net realized gain on investments	—	(0.85)	(1.06)	(1.31)	(0.66)	(0.90)
Total distributions	—	(1.21)	(1.33)	(1.56)	(0.93)	(1.12)
Net asset value at end of period	$ 13.61	$ 11.51	$ 12.83	$ 11.34	$ 14.04	$ 12.94
Total investment return (b)	18.25%(c)	0.71%	26.04%(d)	(9.61)%	15.91%	18.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42%††	2.05%	2.05%	1.84%	1.54%	1.93%
Net expenses (e)	1.01%††	1.01%	1.00%	1.02%	1.02%	1.03%
Portfolio turnover rate	9%	28%	16%	22%	24%	23%
Net assets at end of period (in 000’s)	$ 232,687	$ 226,836	$ 262,717	$ 257,159	$ 348,450	$ 318,059

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In 2019, the Portfolio’s total investment return includes impact of payments from affiliates due to trade communications error. Excluding these items, total return would have been 26.04%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP T. Rowe Price Equity Income Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek a high level of dividend income and long-term capital growth primarily through investments in stocks.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

20	MainStay VP T. Rowe Price Equity Income Portfolio

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The
Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity
21

Notes to Financial Statements (Unaudited) (continued)
securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes

22	MainStay VP T. Rowe Price Equity Income Portfolio

of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(J) Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.
The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
23

Notes to Financial Statements (Unaudited) (continued)
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Com-pliance Officer attributable to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and T. Rowe, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.725% up to $500 million; 0.70% from $500 million to $1 billion; and 0.675% in excess of $1 billion. During the six-month period ended June 30, 2021, the effective management fee rate was 0.72%.
During the six-month period ended June 30, 2021, New York Life Investments earned fees from the Portfolio in the amount of $1,942,172 and paid the Subadvisor fees in the amount of $801,182.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C) Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 4,433	$ 72,231	$ (70,890)	$ —	$ —	$ 5,774	$ —(a)	$ —	5,774

(a)	Less than $500.

24	MainStay VP T. Rowe Price Equity Income Portfolio

Note 4-Federal Income Tax
As of June 30, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$396,984,304	$144,849,426	$(3,956,539)	$140,892,887
During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$19,264,249
Long-Term Capital Gains	38,628,916
Total	$57,893,165
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $4,050 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2021, purchases and sales of securities, other than short-term securities, were $49,184 and $127,932, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	33,110	$ 434,011
Shares redeemed	(3,994,170)	(50,711,528)
Net increase (decrease)	(3,961,060)	$ (50,277,517)
Year ended December 31, 2020:
Shares sold	3,081,157	$ 28,201,342
Shares issued to shareholders in reinvestment of distributions	3,500,827	35,016,325
Shares redeemed	(16,423,541)	(175,944,865)
Net increase (decrease)	(9,841,557)	$(112,727,198)

25

Notes to Financial Statements (Unaudited) (continued)
Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	25,638	$ 306,386
Shares redeemed	(2,631,275)	(33,913,757)
Net increase (decrease)	(2,605,637)	$ (33,607,371)
Year ended December 31, 2020:
Shares sold	1,070,152	$ 10,559,232
Shares issued to shareholders in reinvestment of distributions	2,294,568	22,876,840
Shares redeemed	(4,138,334)	(44,821,584)
Net increase (decrease)	(773,614)	$ (11,385,512)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
26	MainStay VP T. Rowe Price Equity Income Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
27

Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
28	MainStay VP T. Rowe Price Equity Income Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
nylinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2021 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781643	MSVPTRPE10-08/21
(NYLIAC) NI531

MainStay VP Natural Resources Portfolio
(formerly known as MainStay VP Mellon Natural Resources Portfolio)

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the Fed. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date[1]	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Initial Class Shares	2/17/2012	25.12%	65.20%	4.27%	-1.49%	0.86%

1.	The Portfolio replaced its subadvisor and modified its principal investment strategies and changed its classification from a diversified fund to a non-diversified fund as of November 30, 2018. Therefore, the performance information shown in this report prior to November 30, 2018 reflects the Portfolio’s prior subadvisor, investment objective and principal investment strategies.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P Global Natural Resources Index[1]	19.94%	49.35%	11.42%	3.31%
Morningstar Natural Resources Category Average[2]	20.52	62.91	9.73	2.40

1.	The Portfolio has selected the S&P Global Natural Resources Index as its primary benchmark. The S&P Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Natural Resources Category Average is representative of funds that invest primarily on commodity-based industries such as energy, chemicals, minerals, and forest products in the United States or outside of the United States. Some funds invest across this spectrum to offer broad natural-resources exposure. Others concentrate heavily or even exclusively in specific industries. Funds that concentrate primarily in energy-related industries are part of the equity energy category. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Natural Resources Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,251.20	$4.74	$1,020.58	$4.26	0.85%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Natural Resources Portfolio

Country Composition as of June 30, 2021 (Unaudited)
United States	82.8%
Canada	7.1
South Africa	4.3
Norway	2.9
Zambia	2.0
Italy	1.7%
Denmark	0.7
Other Assets, Less Liabilities	–1.5
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings as of June 30, 2021 (excluding short-term investments) (Unaudited)
1.	ConocoPhillips
2.	Hess Corp.
3.	CF Industries Holdings, Inc.
4.	Marathon Petroleum Corp.
5.	EQT Corp.
6.	Valero Energy Corp.
7.	Pioneer Natural Resources Co.
8.	Occidental Petroleum Corp.
9.	Mosaic Co. (The)
10.	Devon Energy Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Albert Chu, CFA, Brock Campbell, CFA, and David S. Intoppa, CFA of Mellon Investments Corporation, the Portfolio’s Subadvisor.
How did MainStay VP Natural Resources Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP Natural Resources Portfolio returned 25.12% for Initial Class shares. Over the same period, Initial Class shares of the Portfolio outperformed the 19.94% return of the S&P Global Natural Resources Sector Index (“the Index”), which is the Portfolio’s primary benchmark, and the 20.52% return of the Morningstar Natural Resources Category Average.1
Were there any changes to the Portfolio during the reporting period?
Effective May 1, 2021 the Portfolio name changed to MainStay VP Natural Resources Portfolio.
What factors affected the Portfolio’s relative performance during the reporting period?
The continued impact of the COVID-19 pandemic materially impacted the Portfolio’s performance during the reporting period. Economic reopening as the COVID-19 pandemic wound down set the stage for commodity price increases and growing industrial demand for natural resources, creating a favorable environment for the Portfolio’s investment universe. The Portfolio outperformed the Index, largely on the strength of relatively strong returns in the areas of U.S./onshore upstream and natural gas exploration & production.
Which market segments were the strongest positive contributors to the Portfolio’s relative performance, and which market segments were particularly weak?
The strongest positive sector contributions to the Portfolio’s relative performance during the reporting period came from U.S./onshore upstream and natural gas exploration & production. (Contributions take weightings and total returns into account.) During the same period, the weakest contributors to relative performance were integrated energy and next-gen energy.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest positive contributions to the Portfolio’s absolute performance came from oil & gas exploration companies Hess, ConocoPhillips and Devon Energy. Hess shares represented a unique story, with the company leveraged to higher crude prices and benefiting from successful exploration in a low-cost oilfield. ConocoPhillips continued to outperform, as investors started to recognize the value generated by the company’s management team. Under strong leadership, the company was one of the first producers to adopt a capital discipline and shareholder return management approach. Furthermore, the company’s acquisition of Concho Resources, announced in late 2020, appears in retrospect to have been very timely, adding a world-class resource at the bottom of the cycle. Devon Energy stock outperformed on strong crude prices as global inventories tightened. Management actively engaged with shareholders, and the introduction of the company’s variable dividend gained traction with investors.
The most significant detractors from the Portfolio’s absolute performance during the same period included positions in integrated oil & gas company Petroleo Brasileiro (Petrobras), gold miner Kinross Gold and solar energy equipment firm Array Technologies. Petrobras stock underperformed despite a solid crude oil rally, as Brazilian President Bolsonaro restructured the company’s highly regarded management team and pressured the company to lower domestic diesel prices. Kinross Gold shares declined on falling gold prices, rising interest rates and a strengthening U.S. dollar, as investors gained optimism on the reopening of the economy. Array Technologies underperformed, as the company was forced to guide revenue projections lower due to shortages and supply chain disruptions, as well as inflation.
Did the Portfolio make any significant purchases or sales during the reporting period?
Key additions to the Portfolio during the reporting period included positions in oil & gas exploration & production company Occidental Petroleum, engineering and construction firm Fluor and chemical producer Tronox Holdings. In our opinion, Occidental is well positioned, and we believe higher commodity prices will allow it to delever in the wake of its Anadarko acquisition. The Portfolio initiated a position in Fluor in the belief that the company should benefit from higher commodity prices and infrastructure stimulus, leading to new construction. In our opinion, the company is uniquely positioned to benefit from cyclical areas like mining, as well as secular growth areas like renewables and energy transition. The Portfolio added a position in Tronox, a key producer of titanium dioxide (TiO2), as we believe that fundamentals are aligned to drive the next TiO2 bull market.
During the same period, the Portfolio eliminated its entire positions in Petrobras, copper mining company Lundin Mining and steel producer ArcelorMittal in favor of more compelling risk/reward opportunities.
How did the Portfolio’s subsector and subindustry weightings change during the reporting period?
During the reporting period, the Portfolio exited the forest products & other space, and initiated a position in the industrials subsector through the purchase of Fluor. Exposure to copper was trimmed via the sale of Lundin Mining and Southern Copper positions as prices reached a new near-term high. Exposure to

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Natural Resources Portfolio

international/offshore upstream was reduced as well through the sale of shares in Petrobras. Finally, the Portfolio eliminated its steel exposure and reduced its exposure to U.S./onshore upstream.
How was the Fund positioned at the end of the reporting period?
As of June 30, 2021, our outlook for the natural resources sector remains very positive for the remainder of 2021 and beyond. Inflation has started to set in. as evidenced by a higher consumer price index, and the sector is supported by both a positive macro environment as well as positive commodity supply/demand dynamics. While we view the Portfolio as style agnostic, we believe that the cyclical global natural resources sector is in a uniquely bullish environment. Macroeconomic and policy factors appear to be lined up with favorable commodity supply and demand stories. Company-level valuations and free cash flow generation potential should be attractive to new investors and capital. Accordingly, we believe that volatility and weakness in the sector should be viewed as entry opportunities.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2021† (Unaudited)
	Shares	Value
Common Stocks 98.7%
Canada 7.1%
Alamos Gold, Inc. Class A (Metals & Mining)	590,521	$ 4,517,486
Kinross Gold Corp. (Metals & Mining)	1,573,477	9,977,032
Nutrien Ltd. (Chemicals)	81,882	4,962,868
		19,457,386
Denmark 0.7%
Orsted A/S (Electric Utilities) (a)	14,397	2,020,229
Italy 1.7%
Enel SpA (Electric Utilities)	489,871	4,549,331
Norway 2.9%
Equinor ASA (Oil, Gas & Consumable Fuels)	328,663	6,954,098
NEL ASA (Electrical Equipment) (b)	396,780	925,343
		7,879,441
South Africa 4.3%
Anglo American plc (Metals & Mining)	198,605	7,891,628
Sibanye Stillwater Ltd. (Metals & Mining)	913,995	3,818,553
		11,710,181
United States 80.0%
Array Technologies, Inc. (Electrical Equipment) (b)	69,616	1,086,010
Bunge Ltd. (Food Products)	112,061	8,757,567
CF Industries Holdings, Inc. (Chemicals)	246,276	12,670,900
Clean Harbors, Inc. (Commercial Services & Supplies) (b)	29,189	2,718,663
CNX Resources Corp. (Oil, Gas & Consumable Fuels) (b)	208,596	2,849,421
Coeur Mining, Inc. (Metals & Mining) (b)	650,044	5,772,391
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels) (b)	567,353	3,784,245
ConocoPhillips (Oil, Gas & Consumable Fuels)	227,753	13,870,158
Corteva, Inc. (Chemicals)	219,262	9,724,270
Covanta Holding Corp. (Commercial Services & Supplies)	208,646	3,674,256
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	379,404	11,074,803
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	52,588	4,937,487
EQT Corp. (Oil, Gas & Consumable Fuels) (b)	533,486	11,875,398
Fluor Corp. (Construction & Engineering) (b)	251,325	4,448,453
	Shares	Value

United States (continued)
Freeport-McMoRan, Inc. (Metals & Mining)	239,119	$ 8,873,706
Hess Corp. (Oil, Gas & Consumable Fuels)	157,746	13,774,381
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	202,213	12,217,709
Mosaic Co. (The) (Chemicals)	350,451	11,182,891
MP Materials Corp. (Metals & Mining) (b)(c)	84,075	3,099,005
Newmont Corp. (Metals & Mining)	124,267	7,876,042
NextEra Energy Partners LP (Independent Power and Renewable Electricity Producers) (c)	51,006	3,894,818
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	364,398	11,394,725
Peridot Acquisition Corp. Class A (Capital Markets) (b)(c)	68,525	834,635
Phillips 66 (Oil, Gas & Consumable Fuels)	113,961	9,780,133
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	71,159	11,564,761
Range Resources Corp. (Oil, Gas & Consumable Fuels) (b)	320,180	5,366,217
Stem, Inc. (Electrical Equipment) (b)(c)	53,947	1,942,631
Sunnova Energy International, Inc. (Independent Power and Renewable Electricity Producers) (b)	117,573	4,427,799
Tronox Holdings plc Class A (Chemicals)	175,849	3,939,018
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	150,358	11,739,953
		219,152,446
Zambia 2.0%
First Quantum Minerals Ltd. (Metals & Mining)	242,487	5,588,781
Total Common Stocks (Cost $212,099,150)		270,357,795
Short-Term Investments 2.8%
Affiliated Investment Company 0.7%
United States 0.7%
MainStay U.S. Government Liquidity Fund, 0.01% (d)	1,820,389	1,820,389

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Natural Resources Portfolio

	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Company 2.1%
United States 2.1%
Wells Fargo Government Money Market Fund, 0.025% (d)(e)	5,901,060	$ 5,901,060
Total Short-Term Investments (Cost $7,721,449)		7,721,449
Total Investments (Cost $219,820,599)	101.5%	278,079,244
Other Assets, Less Liabilities	(1.5)	(4,095,403)
Net Assets	100.0%	$ 273,983,841

†	Percentages indicated are based on Portfolio net assets.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Non-income producing security.
(c)	All or a portion of this security was held on loan. As of June 30, 2021, the aggregate market value of securities on loan was $8,061,081; the total market value of collateral held by the Portfolio was $8,244,990. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $2,343,930. The Portfolio received cash collateral with a value of $5,901,060. (See Note 2(I))
(d)	Current yield as of June 30, 2021.
(e)	Represents a security purchased with cash collateral received for securities on loan.
The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 270,357,795	$ —	$ —	$ 270,357,795
Short-Term Investments
Affiliated Investment Company	1,820,389	—	—	1,820,389
Unaffiliated Investment Company	5,901,060	—	—	5,901,060
Total Short-Term Investments	7,721,449	—	—	7,721,449
Total Investments in Securities	$ 278,079,244	$ —	$ —	$ 278,079,244

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
The table below sets forth the diversification of the Portfolio’s investments by industry.
Industry Diversification
	Value	Percent
Capital Markets	$ 834,635	0.3%
Chemicals	42,479,947	15.5
Commercial Services & Supplies	6,392,919	2.3
Construction & Engineering	4,448,453	1.6
Electric Utilities	6,569,560	2.4
Electrical Equipment	3,953,984	1.4
Food Products	8,757,567	3.2
Independent Power and Renewable Electricity Producers	8,322,617	3.0
Metals & Mining	57,414,624	20.9
Oil, Gas & Consumable Fuels	131,183,489	48.1
	270,357,795	98.7
Short-Term Investments	7,721,449	2.8
Other Assets, Less Liabilities	(4,095,403)	(1.5)
Net Assets	$273,983,841	100.0%

†	Percentages indicated are based on Portfolio net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Natural Resources Portfolio

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $218,000,210) including securities on loan of $8,061,081	$ 276,258,855
Investment in affiliated investment companies, at value (identified cost $1,820,389)	1,820,389
Cash denominated in foreign currencies (identified cost $234,576)	238,525
Receivables:
Investment securities sold	3,604,845
Dividends and interest	293,384
Securities lending	47,021
Portfolio shares sold	26,136
Other assets	1,979
Total assets	282,291,134
Liabilities
Cash collateral received for securities on loan	5,901,060
Payables:
Investment securities purchased	2,139,039
Manager (See Note 3)	181,155
Professional fees	33,595
Custodian	23,956
Shareholder communication	22,041
Accrued expenses	6,447
Total liabilities	8,307,293
Net assets	$ 273,983,841
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 33,452
Additional paid-in-capital	407,923,780
407,957,232
Total distributable earnings (loss)	(133,973,391)
Net assets	$ 273,983,841
Initial Class
Net assets applicable to outstanding shares	$273,983,841
Shares of beneficial interest outstanding	33,452,395
Net asset value per share outstanding	$ 8.19

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $92,302)	$ 2,679,524
Securities lending	93,295
Dividends-affiliated	115
Other	215
Total income	2,773,149
Expenses
Manager (See Note 3)	1,033,105
Professional fees	33,646
Custodian	20,348
Shareholder communication	12,855
Trustees	2,405
Miscellaneous	13,785
Total expenses	1,116,144
Net investment income (loss)	1,657,005
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	30,372,027
Foreign currency transactions	(14,522)
Net realized gain (loss)	30,357,505
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	25,468,453
Translation of other assets and liabilities in foreign currencies	(1,807)
Net change in unrealized appreciation (depreciation)	25,466,646
Net realized and unrealized gain (loss)	55,824,151
Net increase (decrease) in net assets resulting from operations	$57,481,156
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Natural Resources Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,657,005	$ 3,497,346
Net realized gain (loss)	30,357,505	1,573,874
Net change in unrealized appreciation (depreciation)	25,466,646	11,424,951
Net increase (decrease) in net assets resulting from operations	57,481,156	16,496,171
Distributions to shareholders:
Initial Class	—	(5,462,396)
Capital share transactions:
Net proceeds from sales of shares	8,357,046	21,659,133
Net asset value of shares issued to shareholder in reinvestment of distributions	—	5,462,396
Cost of shares redeemed	(30,762,664)	(48,522,616)
Increase (decrease) in net assets derived from capital share transactions	(22,405,618)	(21,401,087)
Net increase (decrease) in net assets	35,075,538	(10,367,312)
Net Assets
Beginning of period	238,908,303	249,275,615
End of period	$273,983,841	$238,908,303
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 6.55	$ 6.29	$ 5.43	$ 7.61	$ 7.67	$ 5.38
Net investment income (loss)	0.05(a)	0.09(a)	0.13(a)	0.04	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	1.59	0.32	0.78	(2.22)	(0.05)	2.34
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	(0.00)	(0.00)	0.00	(0.00)	(0.00)
Total from investment operations	1.64	0.41	0.91	(2.18)	(0.06)	2.33
Less distributions:
From net investment income	—	(0.15)	(0.05)	—	—	(0.04)
Net asset value at end of period	$ 8.19	$ 6.55	$ 6.29	$ 5.43	$ 7.61	$ 7.67
Total investment return (b)	25.04%(c)	6.89%	16.62%	(28.65)%(c)	(0.78)%(c)	43.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.27%††	1.68%	2.17%	0.59%	(0.10)%	(0.12)%(d)
Net expenses (e)	0.85%††	0.86%	0.96%	0.94%	0.94%	0.93%(f)
Portfolio turnover rate	36%	68%	87%	78%	17%	40%
Net assets at end of period (in 000’s)	$ 273,984	$ 238,908	$ 249,276	$ 240,067	$ 379,253	$ 432,891

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been (0.13)%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.94%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Natural Resources Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Natural Resources Portfolio (formerly known as MainStay VP Mellon Natural Resources Portfolio) (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non-diversified” without first obtaining shareholder approval.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share class that has been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares.
The Portfolio's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be

17

Notes to Financial Statements (Unaudited) (continued)
observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

18	MainStay VP Natural Resources Portfolio

Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
19

Notes to Financial Statements (Unaudited) (continued)
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(J) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Mellon Investments Corporation (“Mellon” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Mellon, New York Life Investments pays for the services of the Subadvisor.

20	MainStay VP Natural Resources Portfolio

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.79% up to $1 billion; and 0.78% in excess of $1 billion. During the six-month period ended June 30, 2021, the effective management fee rate was 0.79%.
During the six-month period ended June 30, 2021, New York Life Investments earned fees from the Portfolio in the amount of $1,033,105 and paid the Subadvisor fees in the amount of $495,443.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 1,065	$ 42,087	$ (41,332)	$ —	$ —	$ 1,820	$ —(a)	$ —	1,820

(a)	Less than $500.

Note 4-Federal Income Tax
As of June 30, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$221,771,070	$61,348,949	$(5,040,775)	$56,308,174
As of December 31, 2020, for federal income tax purposes, capital loss carryforwards of $225,676,269, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$37,930	$187,746
During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$5,462,396
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $5,621 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with

21

Notes to Financial Statements (Unaudited) (continued)
an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2021, purchases and sales of securities, other than short-term securities, were $90,661 and $114,015, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	1,083,775	$ 8,357,046
Shares redeemed	(4,130,744)	(30,762,664)
Net increase (decrease)	(3,046,969)	$(22,405,618)
Year ended December 31, 2020:
Shares sold	4,689,954	$ 21,659,133
Shares issued to shareholders in reinvestment of distributions	997,534	5,462,396
Shares redeemed	(8,836,986)	(48,522,616)
Net increase (decrease)	(3,149,498)	$(21,401,087)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP Natural Resources Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
23

Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
24	MainStay VP Natural Resources Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
nylinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2021 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781648	MSVPVEG10-08/21
(NYLIAC) NI533

MainStay VP MacKay S&P 500 Index Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the U.S. Federal Reserve. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/29/1993	15.16%	40.57%	17.42%	14.56%	0.20%
Service Class Shares	6/5/2003	15.02	40.22	17.13	14.28	0.45

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[1]	15.25%	40.79%	17.65%	14.84%
Morningstar Large Blend Category Average[2]	14.78	39.87	15.65	12.51

1.	The S&P 500® Index is the Portfolio's primary benchmark. “S&P 500®" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to funds' where neither growth nor value characteristics predominate. These funds tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the funds' returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay S&P 500 Index Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,151.60	$0.64	$1,024.20	$0.60	0.12%
Service Class Shares	$1,000.00	$1,150.20	$1.97	$1,022.96	$1.86	0.37%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP MacKay S&P 500 Index Portfolio

Industry Composition as of June 30, 2021 (Unaudited)
Software	8.8%
Interactive Media & Services	6.4
Technology Hardware, Storage & Peripherals	6.2
Semiconductors & Semiconductor Equipment	5.7
IT Services	5.1
Banks	4.3
Internet & Direct Marketing Retail	4.2
Pharmaceuticals	3.6
Health Care Equipment & Supplies	3.6
Capital Markets	3.0
Health Care Providers & Services	2.6
Oil, Gas & Consumable Fuels	2.6
Equity Real Estate Investment Trusts	2.5
Specialty Retail	2.2
Hotels, Restaurants & Leisure	2.0
Entertainment	1.9
Insurance	1.8
Automobiles	1.8
Biotechnology	1.8
Chemicals	1.8
Machinery	1.7
Aerospace & Defense	1.6
Electric Utilities	1.5
Diversified Financial Services	1.4
Beverages	1.4
Household Products	1.3
Food & Staples Retailing	1.3
Media	1.3
Life Sciences Tools & Services	1.3
Diversified Telecommunication Services	1.2
Industrial Conglomerates	1.2
Road & Rail	1.0
Food Products	0.9
Communications Equipment	0.8
Multi–Utilities	0.7%
Textiles, Apparel & Luxury Goods	0.7
Air Freight & Logistics	0.7
Tobacco	0.7
Consumer Finance	0.7
Electronic Equipment, Instruments & Components	0.6
Electrical Equipment	0.6
Multiline Retail	0.5
Building Products	0.5
Household Durables	0.4
Professional Services	0.4
Commercial Services & Supplies	0.4
Metals & Mining	0.4
Containers & Packaging	0.3
Airlines	0.3
Energy Equipment & Services	0.2
Wireless Telecommunication Services	0.2
Personal Products	0.2
Trading Companies & Distributors	0.2
Auto Components	0.2
Distributors	0.1
Construction Materials	0.1
Real Estate Management & Development	0.1
Water Utilities	0.1
Health Care Technology	0.1
Independent Power and Renewable Electricity Producers	0.1
Construction & Engineering	0.0‡
Gas Utilities	0.0‡
Leisure Products	0.0‡
Short–Term Investments	0.7
Other Assets, Less Liabilities	–0.0‡
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings as of June 30, 2021 (excluding short-term investments) (Unaudited)
1.	Apple, Inc.
2.	Microsoft Corp.
3.	Amazon.com, Inc.
4.	Alphabet, Inc.
5.	Facebook, Inc., Class A
6.	Berkshire Hathaway, Inc., Class B
7.	Tesla, Inc.
8.	NVIDIA Corp.
9.	JPMorgan Chase & Co.
10.	Johnson & Johnson

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Francis J. Ok and Lee Baker1 of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay S&P 500® Index Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP MacKay S&P 500® Index Portfolio returned 15.16% for Initial Class shares and 15.02% for Service Class shares. Over the same period, both share classes underperformed the 15.25% return of the S&P 500® Index (“the Index”), which is the Portfolio’s benchmark. Although the Portfolio seeks investment results that correspond to the total return performance of common stocks in the aggregate as represented by the S&P 500® Index, the Portfolio’s net performance will typically lag that of the Index because the Portfolio incurs operating expenses that the Index does not. For the six months ended June 30, 2021, both share classes outperformed the 14.78% return of the Morningstar Large Blend Category Average.2
During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?
The Index industry groups with the highest total returns during the reporting period included oil, gas & consumable fuels, consumer finance and real estate management & development. Conversely, the industry groups that had the lowest total returns were household products and entertainment, both of which produced negative returns, and health care technology, which lagged but produced a positive absolute return.
During the reporting period, which S&P 500® industries made the strongest positive contributions to the Portfolio’s absolute performance and which industries made the weakest contributions?
The Index industries that made the strongest positive contributions to the Portfolio’s absolute performance during the reporting period included interactive media & services, software and banks. (Contributions take weightings and total returns into account.) During the same period, the industries that made the weakest contributions to the Portfolio’s absolute performance included household products and entertainment.
During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which individual stocks had the lowest total returns?
The Index stocks with the highest total returns during the reporting period were vehicle manufacturer Ford Motor, oil & gas exploration & production company EOG Resources and steel producer Nucor. Conversely, the stocks with the lowest total returns were biotechnology developer Vertex Pharmaceuticals, digital payment company Global Payments and professional services provider Cognizant Technology Solution.
During the reporting period, which S&P 500® stocks made the strongest positive contributions to the Portfolio’s absolute performance and which S&P 500® stocks made the weakest contributions?
The Index stocks that made the strongest positive contributions to the Portfolio’s absolute performance during the reporting period included software company Microsoft, online advertiser and Internet services provider Alphabet, and social media platform Facebook. The stocks making the weakest contributions were electric car maker Tesla, wireless technology company Qualcomm and Vertex Pharmaceuticals.
Were there any changes in the S&P 500® Index during the reporting period?
During the reporting period, there were ten additions to and ten deletions from the S&P 500® Index. In terms of Index weight, significant additions to the S&P 500® Index included semiconductor manufacturer NXP Semiconductor NV and energy technology company Enphase Energy. Significant deletions included Xerox Corporation, which sells print and digital document products and oil and gas company Technipfmc Plc.

1.	Mr. Baker served as a portfolio manager for the Portfolio until June 2021.
2.	See page 5 for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
8	MainStay VP MacKay S&P 500 Index Portfolio

Portfolio of Investments June 30, 2021† (Unaudited)
	Shares	Value
Common Stocks 99.3%
Aerospace & Defense 1.6%
Boeing Co. (The) (a)	54,316	$ 13,011,941
General Dynamics Corp.	22,617	4,257,877
Howmet Aerospace, Inc. (a)	38,622	1,331,300
Huntington Ingalls Industries, Inc.	3,971	836,888
L3Harris Technologies, Inc.	20,254	4,377,902
Lockheed Martin Corp.	24,166	9,143,206
Northrop Grumman Corp.	14,791	5,375,493
Raytheon Technologies Corp.	149,700	12,770,907
Teledyne Technologies, Inc. (a)	4,589	1,922,011
Textron, Inc.	22,301	1,533,640
TransDigm Group, Inc. (a)	5,424	3,510,901
		58,072,066
Air Freight & Logistics 0.7%
CH Robinson Worldwide, Inc.	13,140	1,230,824
Expeditors International of Washington, Inc.	16,707	2,115,106
FedEx Corp.	24,120	7,195,720
United Parcel Service, Inc., Class B	71,468	14,863,200
		25,404,850
Airlines 0.3%
Alaska Air Group, Inc. (a)	12,253	738,978
American Airlines Group, Inc. (a)	63,373	1,344,141
Delta Air Lines, Inc. (a)	63,201	2,734,075
Southwest Airlines Co. (a)	58,431	3,102,102
United Airlines Holdings, Inc. (a)	31,971	1,671,764
		9,591,060
Auto Components 0.2%
Aptiv plc (a)	26,723	4,204,330
BorgWarner, Inc.	23,699	1,150,349
		5,354,679
Automobiles 1.8%
Ford Motor Co. (a)	387,397	5,756,719
General Motors Co. (a)	126,134	7,463,349
Tesla, Inc. (a)	76,146	51,756,436
		64,976,504
Banks 4.3%
Bank of America Corp.	745,095	30,720,267
Citigroup, Inc.	204,236	14,449,697
Citizens Financial Group, Inc.	42,084	1,930,393
Comerica, Inc.	13,795	984,135
Fifth Third Bancorp	69,556	2,659,126
First Republic Bank	17,389	3,254,699
Huntington Bancshares, Inc.	145,787	2,080,381
	Shares	Value

Banks (continued)
JPMorgan Chase & Co.	299,098	$ 46,521,703
KeyCorp	95,894	1,980,211
M&T Bank Corp.	12,712	1,847,181
People's United Financial, Inc.	42,252	724,199
PNC Financial Services Group, Inc. (The)	41,978	8,007,723
Regions Financial Corp.	94,980	1,916,696
SVB Financial Group (a)	5,367	2,986,360
Truist Financial Corp.	132,885	7,375,118
U.S. Bancorp	133,942	7,630,676
Wells Fargo & Co.	408,421	18,497,387
Zions Bancorp NA	16,199	856,279
		154,422,231
Beverages 1.4%
Brown-Forman Corp., Class B	18,017	1,350,194
Coca-Cola Co. (The)	383,417	20,746,694
Constellation Brands, Inc., Class A	16,698	3,905,495
Molson Coors Beverage Co., Class B (a)	18,567	996,862
Monster Beverage Corp. (a)	36,557	3,339,482
PepsiCo, Inc.	136,513	20,227,131
		50,565,858
Biotechnology 1.8%
AbbVie, Inc.	174,513	19,657,144
Alexion Pharmaceuticals, Inc. (a)	21,838	4,011,859
Amgen, Inc.	56,769	13,837,444
Biogen, Inc. (a)	14,876	5,151,113
Gilead Sciences, Inc.	123,920	8,533,131
Incyte Corp. (a)	18,432	1,550,684
Regeneron Pharmaceuticals, Inc. (a)	10,344	5,777,538
Vertex Pharmaceuticals, Inc. (a)	25,577	5,157,090
		63,676,003
Building Products 0.5%
Allegion plc	8,890	1,238,377
AO Smith Corp.	13,286	957,389
Carrier Global Corp.	80,710	3,922,506
Fortune Brands Home & Security, Inc.	13,679	1,362,566
Johnson Controls International plc	70,816	4,860,102
Masco Corp.	25,076	1,477,227
Trane Technologies plc	23,629	4,351,044
		18,169,211
Capital Markets 3.0%
Ameriprise Financial, Inc.	11,452	2,850,174
Bank of New York Mellon Corp. (The)	79,716	4,083,851
BlackRock, Inc.	14,016	12,263,580
Cboe Global Markets, Inc.	10,541	1,254,906

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Charles Schwab Corp. (The)	148,194	$ 10,790,005
CME Group, Inc.	35,481	7,546,099
Franklin Resources, Inc.	26,920	861,171
Goldman Sachs Group, Inc. (The)	33,615	12,757,901
Intercontinental Exchange, Inc.	55,605	6,600,313
Invesco Ltd.	37,387	999,354
MarketAxess Holdings, Inc.	3,748	1,737,535
Moody's Corp.	15,907	5,764,220
Morgan Stanley	147,070	13,484,848
MSCI, Inc.	8,146	4,342,470
Nasdaq, Inc.	11,349	1,995,154
Northern Trust Corp.	20,548	2,375,760
Raymond James Financial, Inc.	12,089	1,570,361
S&P Global, Inc.	23,802	9,769,531
State Street Corp.	34,362	2,827,305
T. Rowe Price Group, Inc.	22,415	4,437,498
		108,312,036
Chemicals 1.8%
Air Products and Chemicals, Inc.	21,867	6,290,699
Albemarle Corp.	11,533	1,942,849
Celanese Corp.	11,129	1,687,156
CF Industries Holdings, Inc.	21,195	1,090,483
Corteva, Inc.	72,830	3,230,010
Dow, Inc.	73,807	4,670,507
DuPont de Nemours, Inc.	52,579	4,070,140
Eastman Chemical Co.	13,488	1,574,724
Ecolab, Inc.	24,579	5,062,537
FMC Corp.	12,759	1,380,524
International Flavors & Fragrances, Inc.	24,595	3,674,493
Linde plc	51,400	14,859,740
LyondellBasell Industries NV, Class A	25,438	2,616,807
Mosaic Co. (The)	34,148	1,089,663
PPG Industries, Inc.	23,426	3,977,032
Sherwin-Williams Co. (The)	23,650	6,443,442
		63,660,806
Commercial Services & Supplies 0.4%
Cintas Corp.	8,719	3,330,658
Copart, Inc. (a)	20,570	2,711,743
Republic Services, Inc.	20,805	2,288,758
Rollins, Inc.	21,845	747,099
Waste Management, Inc.	38,372	5,376,301
		14,454,559
Communications Equipment 0.8%
Arista Networks, Inc. (a)	5,421	1,964,083
Cisco Systems, Inc.	416,388	22,068,564
	Shares	Value

Communications Equipment (continued)
F5 Networks, Inc. (a)	5,890	$ 1,099,427
Juniper Networks, Inc.	32,369	885,292
Motorola Solutions, Inc.	16,764	3,635,273
		29,652,639
Construction & Engineering 0.0% ‡
Quanta Services, Inc.	13,768	1,246,968
Construction Materials 0.1%
Martin Marietta Materials, Inc.	6,162	2,167,853
Vulcan Materials Co.	13,108	2,281,710
		4,449,563
Consumer Finance 0.7%
American Express Co.	64,291	10,622,802
Capital One Financial Corp.	44,610	6,900,721
Discover Financial Services	30,125	3,563,486
Synchrony Financial	53,443	2,593,054
		23,680,063
Containers & Packaging 0.3%
Amcor plc	152,337	1,745,782
Avery Dennison Corp.	8,189	1,721,655
Ball Corp.	32,433	2,627,722
International Paper Co.	38,706	2,373,065
Packaging Corp. of America	9,386	1,271,052
Sealed Air Corp.	15,018	889,816
Westrock Co.	26,294	1,399,367
		12,028,459
Distributors 0.1%
Genuine Parts Co.	14,275	1,805,359
LKQ Corp. (a)	27,525	1,354,781
Pool Corp.	3,970	1,820,880
		4,981,020
Diversified Financial Services 1.4%
Berkshire Hathaway, Inc., Class B (a)	187,272	52,046,634
Diversified Telecommunication Services 1.2%
AT&T, Inc.	705,473	20,303,513
Lumen Technologies, Inc.	98,289	1,335,747
Verizon Communications, Inc.	409,063	22,919,800
		44,559,060
Electric Utilities 1.5%
Alliant Energy Corp.	24,715	1,378,108
American Electric Power Co., Inc.	49,378	4,176,885
Duke Energy Corp.	76,003	7,503,016

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP MacKay S&P 500 Index Portfolio

	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
Edison International	37,490	$ 2,167,672
Entergy Corp.	19,826	1,976,652
Evergy, Inc.	22,653	1,368,921
Eversource Energy	33,936	2,723,025
Exelon Corp.	96,550	4,278,130
FirstEnergy Corp.	53,740	1,999,665
NextEra Energy, Inc.	193,802	14,201,811
NRG Energy, Inc.	24,143	972,963
Pinnacle West Capital Corp.	11,115	911,097
PPL Corp.	76,024	2,126,391
Southern Co. (The)	104,599	6,329,285
Xcel Energy, Inc.	53,178	3,503,367
		55,616,988
Electrical Equipment 0.6%
AMETEK, Inc.	22,816	3,045,936
Eaton Corp. plc	39,374	5,834,439
Emerson Electric Co.	59,254	5,702,605
Generac Holdings, Inc. (a)	6,220	2,582,233
Rockwell Automation, Inc.	11,457	3,276,931
		20,442,144
Electronic Equipment, Instruments & Components 0.6%
Amphenol Corp., Class A	59,048	4,039,474
CDW Corp.	13,853	2,419,426
Corning, Inc.	76,548	3,130,813
IPG Photonics Corp. (a)	3,538	745,704
Keysight Technologies, Inc. (a)	18,202	2,810,571
TE Connectivity Ltd.	32,638	4,412,984
Trimble, Inc. (a)	24,756	2,025,784
Zebra Technologies Corp., Class A (a)	5,287	2,799,414
		22,384,170
Energy Equipment & Services 0.2%
Baker Hughes Co.	71,904	1,644,445
Halliburton Co.	87,910	2,032,479
NOV, Inc. (a)	38,598	591,321
Schlumberger NV	138,163	4,422,598
		8,690,843
Entertainment 1.9%
Activision Blizzard, Inc.	76,774	7,327,311
Electronic Arts, Inc.	28,277	4,067,081
Live Nation Entertainment, Inc. (a)	14,275	1,250,347
Netflix, Inc. (a)	43,811	23,141,408
Take-Two Interactive Software, Inc. (a)	11,427	2,022,807
Walt Disney Co. (The) (a)	179,523	31,554,758
		69,363,712
	Shares	Value

Equity Real Estate Investment Trusts 2.5%
Alexandria Real Estate Equities, Inc.	13,554	$ 2,466,015
American Tower Corp.	44,927	12,136,580
AvalonBay Communities, Inc.	13,794	2,878,670
Boston Properties, Inc.	14,033	1,608,041
Crown Castle International Corp.	42,703	8,331,355
Digital Realty Trust, Inc.	27,823	4,186,249
Duke Realty Corp.	37,051	1,754,365
Equinix, Inc.	8,851	7,103,813
Equity Residential	33,998	2,617,846
Essex Property Trust, Inc.	6,411	1,923,364
Extra Space Storage, Inc.	13,213	2,164,554
Federal Realty Investment Trust	6,991	819,135
Healthpeak Properties, Inc.	53,250	1,772,693
Host Hotels & Resorts, Inc. (a)	69,577	1,189,071
Iron Mountain, Inc.	28,450	1,204,004
Kimco Realty Corp.	42,828	892,964
Mid-America Apartment Communities, Inc.	11,312	1,905,167
Prologis, Inc.	73,094	8,736,926
Public Storage	15,041	4,522,678
Realty Income Corp.	36,911	2,463,440
Regency Centers Corp.	15,578	998,082
SBA Communications Corp.	10,804	3,443,235
Simon Property Group, Inc.	32,461	4,235,511
UDR, Inc.	29,278	1,434,036
Ventas, Inc.	37,066	2,116,469
Vornado Realty Trust	15,479	722,405
Welltower, Inc.	41,254	3,428,207
Weyerhaeuser Co.	74,027	2,548,009
		89,602,884
Food & Staples Retailing 1.3%
Costco Wholesale Corp.	43,662	17,275,744
Kroger Co. (The)	74,806	2,865,818
Sysco Corp.	50,547	3,930,029
Walgreens Boots Alliance, Inc.	70,888	3,729,418
Walmart, Inc.	135,665	19,131,478
		46,932,487
Food Products 0.9%
Archer-Daniels-Midland Co.	55,203	3,345,302
Campbell Soup Co.	20,021	912,757
Conagra Brands, Inc.	47,422	1,725,212
General Mills, Inc.	60,311	3,674,749
Hershey Co. (The)	14,456	2,517,946
Hormel Foods Corp.	27,851	1,329,885
J M Smucker Co. (The)	10,810	1,400,652
Kellogg Co.	24,896	1,601,560
Kraft Heinz Co. (The)	64,052	2,612,041
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Food Products (continued)
Lamb Weston Holdings, Inc.	14,437	$ 1,164,488
McCormick & Co., Inc. (Non-Voting)	24,603	2,172,937
Mondelez International, Inc., Class A	138,793	8,666,235
Tyson Foods, Inc., Class A	29,077	2,144,720
		33,268,484
Gas Utilities 0.0% ‡
Atmos Energy Corp.	12,911	1,240,876
Health Care Equipment & Supplies 3.6%
Abbott Laboratories	175,560	20,352,671
ABIOMED, Inc. (a)	4,468	1,394,507
Align Technology, Inc. (a)	7,115	4,347,265
Baxter International, Inc.	49,685	3,999,642
Becton Dickinson and Co.	28,735	6,988,065
Boston Scientific Corp. (a)	140,394	6,003,247
Cooper Cos., Inc. (The)	4,866	1,928,250
Danaher Corp.	62,724	16,832,613
Dentsply Sirona, Inc.	21,607	1,366,859
Dexcom, Inc. (a)	9,555	4,079,985
Edwards Lifesciences Corp. (a)	61,421	6,361,373
Hologic, Inc. (a)	25,318	1,689,217
IDEXX Laboratories, Inc. (a)	8,427	5,322,072
Intuitive Surgical, Inc. (a)	11,700	10,759,788
Medtronic plc	132,933	16,500,973
ResMed, Inc.	14,378	3,544,465
STERIS plc	9,647	1,990,176
Stryker Corp.	32,386	8,411,616
Teleflex, Inc.	4,618	1,855,466
West Pharmaceutical Services, Inc.	7,294	2,619,275
Zimmer Biomet Holdings, Inc.	20,599	3,312,731
		129,660,256
Health Care Providers & Services 2.6%
AmerisourceBergen Corp.	14,613	1,673,042
Anthem, Inc.	24,192	9,236,506
Cardinal Health, Inc.	28,668	1,636,656
Centene Corp. (a)	57,578	4,199,164
Cigna Corp.	33,905	8,037,858
CVS Health Corp.	130,085	10,854,292
DaVita, Inc. (a)	6,926	834,098
HCA Healthcare, Inc.	25,967	5,368,418
Henry Schein, Inc. (a)	13,902	1,031,389
Humana, Inc.	12,747	5,643,352
Laboratory Corp. of America Holdings (a)	9,647	2,661,125
McKesson Corp.	15,630	2,989,081
	Shares	Value

Health Care Providers & Services (continued)
Quest Diagnostics, Inc.	12,908	$ 1,703,469
UnitedHealth Group, Inc.	93,243	37,338,227
Universal Health Services, Inc., Class B	7,684	1,125,168
		94,331,845
Health Care Technology 0.1%
Cerner Corp.	29,772	2,326,980
Hotels, Restaurants & Leisure 2.0%
Booking Holdings, Inc. (a)	4,056	8,874,893
Caesars Entertainment, Inc. (a)	20,621	2,139,429
Carnival Corp. (a)	78,877	2,079,198
Chipotle Mexican Grill, Inc. (a)	2,781	4,311,495
Darden Restaurants, Inc.	12,928	1,887,359
Domino's Pizza, Inc.	3,836	1,789,456
Expedia Group, Inc. (a)	13,976	2,288,011
Hilton Worldwide Holdings, Inc. (a)	27,521	3,319,583
Las Vegas Sands Corp. (a)	32,398	1,707,050
Marriott International, Inc., Class A (a)	26,384	3,601,944
McDonald's Corp.	73,726	17,029,969
MGM Resorts International	40,228	1,715,724
Norwegian Cruise Line Holdings Ltd. (a)	36,552	1,074,994
Penn National Gaming, Inc. (a)	14,663	1,121,573
Royal Caribbean Cruises Ltd. (a)	21,593	1,841,451
Starbucks Corp.	116,423	13,017,256
Wynn Resorts Ltd. (a)	10,377	1,269,107
Yum! Brands, Inc.	29,434	3,385,793
		72,454,285
Household Durables 0.4%
DR Horton, Inc.	32,412	2,929,073
Garmin Ltd.	14,808	2,141,829
Leggett & Platt, Inc.	13,118	679,644
Lennar Corp., Class A	27,247	2,706,990
Mohawk Industries, Inc. (a)	5,786	1,112,011
Newell Brands, Inc.	37,275	1,023,944
NVR, Inc. (a)	338	1,680,975
PulteGroup, Inc.	26,132	1,426,023
Whirlpool Corp.	6,192	1,349,980
		15,050,469
Household Products 1.3%
Church & Dwight Co., Inc.	24,232	2,065,051
Clorox Co. (The)	12,289	2,210,914
Colgate-Palmolive Co.	83,587	6,799,803
Kimberly-Clark Corp.	33,340	4,460,225
Procter & Gamble Co. (The)	241,900	32,639,567
		48,175,560

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay S&P 500 Index Portfolio

	Shares	Value
Common Stocks (continued)
Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (The)	65,902	$ 1,718,065
Industrial Conglomerates 1.2%
3M Co.	57,275	11,376,533
General Electric Co.	867,382	11,674,962
Honeywell International, Inc.	68,604	15,048,287
Roper Technologies, Inc.	10,398	4,889,140
		42,988,922
Insurance 1.8%
Aflac, Inc.	62,454	3,351,282
Allstate Corp. (The)	29,576	3,857,893
American International Group, Inc.	84,789	4,035,956
Aon plc, Class A	22,291	5,322,199
Arthur J Gallagher & Co.	20,244	2,835,780
Assurant, Inc.	5,984	934,581
Chubb Ltd.	44,409	7,058,366
Cincinnati Financial Corp.	14,793	1,725,160
Everest Re Group Ltd.	3,951	995,692
Globe Life, Inc.	9,374	892,873
Hartford Financial Services Group, Inc. (The)	35,265	2,185,372
Lincoln National Corp.	17,681	1,111,074
Loews Corp.	22,103	1,207,929
Marsh & McLennan Cos., Inc.	50,246	7,068,607
MetLife, Inc.	73,522	4,400,292
Principal Financial Group, Inc.	25,008	1,580,256
Progressive Corp. (The)	57,778	5,674,377
Prudential Financial, Inc.	38,930	3,989,157
Travelers Cos., Inc. (The)	24,850	3,720,293
Unum Group	20,095	570,698
W R Berkley Corp.	13,820	1,028,623
Willis Towers Watson plc	12,744	2,931,375
		66,477,835
Interactive Media & Services 6.4%
Alphabet, Inc. (a)
Class A	29,716	72,560,232
Class C	28,135	70,515,313

Facebook, Inc., Class A (a)	236,743	82,317,908
Twitter, Inc. (a)	78,860	5,426,357
		230,819,810
Internet & Direct Marketing Retail 4.2%
Amazon.com, Inc. (a)	42,356	145,711,417
eBay, Inc.	63,947	4,489,719
	Shares	Value

Internet & Direct Marketing Retail (continued)
Etsy, Inc. (a)	12,559	$ 2,585,144
		152,786,280
IT Services 5.1%
Accenture plc, Class A	62,806	18,514,581
Akamai Technologies, Inc. (a)	16,099	1,877,143
Automatic Data Processing, Inc.	42,044	8,350,779
Broadridge Financial Solutions, Inc.	11,474	1,853,395
Cognizant Technology Solutions Corp., Class A	52,111	3,609,208
DXC Technology Co. (a)	25,113	977,900
Fidelity National Information Services, Inc.	61,268	8,679,838
Fiserv, Inc. (a)	58,848	6,290,263
FleetCor Technologies, Inc. (a)	8,229	2,107,118
Gartner, Inc. (a)	8,505	2,059,911
Global Payments, Inc.	29,169	5,470,354
International Business Machines Corp.	88,285	12,941,698
Jack Henry & Associates, Inc.	7,340	1,200,163
Mastercard, Inc., Class A	86,434	31,556,189
Paychex, Inc.	31,660	3,397,118
PayPal Holdings, Inc. (a)	116,070	33,832,084
VeriSign, Inc. (a)	9,792	2,229,541
Visa, Inc., Class A	167,160	39,085,351
Western Union Co. (The)	40,533	931,043
		184,963,677
Leisure Products 0.0% ‡
Hasbro, Inc.	12,641	1,194,827
Life Sciences Tools & Services 1.3%
Agilent Technologies, Inc.	29,982	4,431,639
Bio-Rad Laboratories, Inc., Class A (a)	2,128	1,371,049
Charles River Laboratories International, Inc. (a)	4,965	1,836,653
Illumina, Inc. (a)	14,426	6,826,527
IQVIA Holdings, Inc. (a)	18,937	4,588,814
Mettler-Toledo International, Inc. (a)	2,299	3,184,897
PerkinElmer, Inc.	11,054	1,706,848
Thermo Fisher Scientific, Inc.	38,833	19,590,084
Waters Corp. (a)	6,096	2,106,839
		45,643,350
Machinery 1.7%
Caterpillar, Inc.	54,125	11,779,224
Cummins, Inc.	14,446	3,522,079
Deere & Co.	30,822	10,871,228
Dover Corp.	14,221	2,141,683
Fortive Corp.	33,448	2,332,664
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Machinery (continued)
IDEX Corp.	7,485	$ 1,647,074
Illinois Tool Works, Inc.	28,402	6,349,551
Ingersoll Rand, Inc. (a)	36,886	1,800,406
Otis Worldwide Corp.	39,858	3,259,189
PACCAR, Inc.	34,301	3,061,364
Parker-Hannifin Corp.	12,752	3,916,267
Pentair plc	16,380	1,105,486
Snap-on, Inc.	5,347	1,194,680
Stanley Black & Decker, Inc.	15,957	3,271,025
Westinghouse Air Brake Technologies Corp.	17,515	1,441,484
Xylem, Inc.	17,791	2,134,208
		59,827,612
Media 1.3%
Charter Communications, Inc., Class A (a)	13,608	9,817,492
Comcast Corp., Class A	453,009	25,830,573
Discovery, Inc. (a)
Class A (b)	16,664	511,252
Class C	29,685	860,271

DISH Network Corp., Class A (a)	24,550	1,026,190
Fox Corp.
Class A	32,303	1,199,410
Class B	15,015	528,528

Interpublic Group of Cos., Inc. (The)	38,867	1,262,789
News Corp.
Class A	38,578	994,155
Class B	12,011	292,468

Omnicom Group, Inc.	21,208	1,696,428
ViacomCBS, Inc.	59,836	2,704,587
		46,724,143
Metals & Mining 0.4%
Freeport-McMoRan, Inc.	144,802	5,373,602
Newmont Corp.	79,159	5,017,098
Nucor Corp.	29,567	2,836,362
		13,227,062
Multiline Retail 0.5%
Dollar General Corp.	23,338	5,050,110
Dollar Tree, Inc. (a)	22,918	2,280,341
Target Corp.	48,882	11,816,735
		19,147,186
Multi-Utilities 0.7%
Ameren Corp.	25,250	2,021,010
CenterPoint Energy, Inc.	57,357	1,406,394
	Shares	Value

Multi-Utilities (continued)
CMS Energy Corp.	28,600	$ 1,689,688
Consolidated Edison, Inc.	33,872	2,429,300
Dominion Energy, Inc.	79,689	5,862,720
DTE Energy Co.	19,114	2,477,174
NiSource, Inc.	38,653	946,998
Public Service Enterprise Group, Inc.	49,906	2,981,384
Sempra Energy	31,131	4,124,235
WEC Energy Group, Inc.	31,167	2,772,305
		26,711,208
Oil, Gas & Consumable Fuels 2.6%
APA Corp.	37,272	806,193
Cabot Oil & Gas Corp.	39,402	687,959
Chevron Corp.	190,968	20,001,988
ConocoPhillips	133,330	8,119,797
Devon Energy Corp.	58,856	1,718,007
Diamondback Energy, Inc.	17,884	1,679,129
EOG Resources, Inc.	57,664	4,811,484
Exxon Mobil Corp.	418,298	26,386,238
Hess Corp.	27,122	2,368,293
Kinder Morgan, Inc.	192,429	3,507,981
Marathon Oil Corp.	77,864	1,060,508
Marathon Petroleum Corp.	49,058	2,964,084
Occidental Petroleum Corp.	83,004	2,595,535
ONEOK, Inc.	44,021	2,449,328
Phillips 66	43,264	3,712,917
Pioneer Natural Resources Co.	22,899	3,721,546
Valero Energy Corp.	40,388	3,153,495
Williams Cos., Inc. (The)	120,026	3,186,690
		92,931,172
Personal Products 0.2%
Estee Lauder Cos., Inc. (The), Class A	22,913	7,288,167
Pharmaceuticals 3.6%
Bristol-Myers Squibb Co.	220,725	14,748,844
Catalent, Inc. (a)	16,831	1,819,768
Eli Lilly and Co.	78,648	18,051,289
Johnson & Johnson	260,195	42,864,524
Merck & Co., Inc.	250,182	19,456,654
Organon & Co. (a)	24,958	755,229
Perrigo Co. plc	13,129	601,965
Pfizer, Inc.	553,084	21,658,769
Viatris, Inc.	119,423	1,706,555
Zoetis, Inc.	46,910	8,742,148
		130,405,745
Professional Services 0.4%
Equifax, Inc.	12,014	2,877,473

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay S&P 500 Index Portfolio

	Shares	Value
Common Stocks (continued)
Professional Services (continued)
IHS Markit Ltd.	37,014	$ 4,169,997
Jacobs Engineering Group, Inc.	12,866	1,716,582
Leidos Holdings, Inc.	13,157	1,330,173
Nielsen Holdings plc	35,293	870,678
Robert Half International, Inc.	11,159	992,816
Verisk Analytics, Inc.	16,015	2,798,141
		14,755,860
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A (a)	33,165	2,843,235
Road & Rail 1.0%
CSX Corp.	224,505	7,202,120
JB Hunt Transport Services, Inc.	8,238	1,342,382
Kansas City Southern	8,985	2,546,080
Norfolk Southern Corp.	24,725	6,562,262
Old Dominion Freight Line, Inc.	9,396	2,384,705
Union Pacific Corp.	65,637	14,435,545
		34,473,094
Semiconductors & Semiconductor Equipment 5.7%
Advanced Micro Devices, Inc. (a)	120,051	11,276,390
Analog Devices, Inc.	36,442	6,273,855
Applied Materials, Inc.	90,670	12,911,408
Broadcom, Inc.	40,343	19,237,156
Enphase Energy, Inc. (a)	13,408	2,462,111
Intel Corp.	398,978	22,398,625
KLA Corp.	15,145	4,910,160
Lam Research Corp.	14,092	9,169,664
Maxim Integrated Products, Inc.	26,516	2,793,726
Microchip Technology, Inc.	27,026	4,046,873
Micron Technology, Inc. (a)	110,802	9,415,954
Monolithic Power Systems, Inc.	4,250	1,587,163
NVIDIA Corp.	61,556	49,250,956
NXP Semiconductors NV	27,246	5,605,047
Qorvo, Inc. (a)	11,124	2,176,411
QUALCOMM, Inc.	111,453	15,929,977
Skyworks Solutions, Inc.	16,312	3,127,826
Teradyne, Inc.	16,442	2,202,570
Texas Instruments, Inc.	91,250	17,547,375
Xilinx, Inc.	24,290	3,513,306
		205,836,553
Software 8.8%
Adobe, Inc. (a)	47,229	27,659,191
ANSYS, Inc. (a)	8,611	2,988,534
Autodesk, Inc. (a)	21,739	6,345,614
	Shares	Value

Software (continued)
Cadence Design Systems, Inc. (a)	27,494	$ 3,761,729
Citrix Systems, Inc.	12,268	1,438,668
Fortinet, Inc. (a)	13,394	3,190,317
Intuit, Inc.	27,000	13,234,590
Microsoft Corp.	744,163	201,593,757
NortonLifeLock, Inc.	57,398	1,562,374
Oracle Corp.	179,493	13,971,735
Paycom Software, Inc. (a)	4,842	1,759,922
PTC, Inc. (a)	10,393	1,468,115
salesforce.com, Inc. (a)	91,494	22,349,239
ServiceNow, Inc. (a)	19,509	10,721,171
Synopsys, Inc. (a)	15,073	4,156,983
Tyler Technologies, Inc. (a)	4,025	1,820,789
		318,022,728
Specialty Retail 2.2%
Advance Auto Parts, Inc.	6,463	1,325,820
AutoZone, Inc. (a)	2,136	3,187,382
Best Buy Co., Inc.	22,026	2,532,549
CarMax, Inc. (a)	16,120	2,081,898
Gap, Inc. (The)	20,521	690,532
Home Depot, Inc. (The)	105,056	33,501,308
L Brands, Inc.	23,148	1,668,045
Lowe's Cos., Inc.	69,845	13,547,835
O'Reilly Automotive, Inc. (a)	6,893	3,902,885
Ross Stores, Inc.	35,235	4,369,140
TJX Cos., Inc. (The)	119,159	8,033,700
Tractor Supply Co.	11,388	2,118,851
Ulta Beauty, Inc. (a)	5,410	1,870,616
		78,830,561
Technology Hardware, Storage & Peripherals 6.2%
Apple, Inc. (c)	1,549,905	212,274,990
Hewlett Packard Enterprise Co.	129,033	1,881,301
HP, Inc.	118,691	3,583,281
NetApp, Inc.	21,958	1,796,604
Seagate Technology Holdings plc	19,674	1,729,935
Western Digital Corp. (a)	30,279	2,154,956
		223,421,067
Textiles, Apparel & Luxury Goods 0.7%
Hanesbrands, Inc.	34,405	642,341
NIKE, Inc., Class B	125,973	19,461,569
PVH Corp. (a)	7,013	754,529
Ralph Lauren Corp.	4,757	560,422
Tapestry, Inc. (a)	27,553	1,198,004
Under Armour, Inc. (a)
Class A	18,606	393,517
Class C	19,222	356,953
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods (continued)

VF Corp.	31,772	$ 2,606,575
		25,973,910
Tobacco 0.7%
Altria Group, Inc.	182,854	8,718,479
Philip Morris International, Inc.	153,993	15,262,246
		23,980,725
Trading Companies & Distributors 0.2%
Fastenal Co.	56,748	2,950,896
United Rentals, Inc. (a)	7,151	2,281,241
WW Grainger, Inc.	4,325	1,894,350
		7,126,487
Water Utilities 0.1%
American Water Works Co., Inc.	17,930	2,763,551
Wireless Telecommunication Services 0.2%
T-Mobile US, Inc. (a)	57,902	8,385,947
Total Common Stocks (d) (Cost $1,161,925,948)		3,588,115,031

Short-Term Investments 0.7%
Affiliated Investment Company 0.1%
MainStay U.S. Government Liquidity Fund, 0.01% (e)	2,029,498	2,029,498
Unaffiliated Investment Company 0.0% ‡
Wells Fargo Government Money Market Fund, 0.025% (e)(f)	515,751	515,751

	Principal Amount	Value
U.S. Treasury Debt 0.6%
U.S. Treasury Bills (g)
0.038%, due 9/16/21 (c)	$ 2,000,000	$ 1,999,807
0.039%, due 9/30/21	2,000,000	1,999,734
0.043%, due 9/23/21	19,200,000	19,197,760
Total U.S. Treasury Debt (Cost $23,197,665)		23,197,301
Total Short-Term Investments (Cost $25,742,914)		25,742,550
Total Investments (Cost $1,187,668,862)	100.0%	3,613,857,581
Other Assets, Less Liabilities	(0.0)‡	(235,306)
Net Assets	100.0%	$ 3,613,622,275

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of June 30, 2021, the aggregate market value of securities on loan was $511,252. The Portfolio received cash collateral with a value of $515,751. (See Note 2(I))
(c)	Represents a security, or portion thereof, which was maintained at the broker as collateral for futures contracts.
(d)	The combined market value of common stocks and notional value of Standard & Poor’s 500 Index futures contracts represents 99.9% of the Portfolio’s net assets.
(e)	Current yield as of June 30, 2021.
(f)	Represents a security purchased with cash collateral received for securities on loan.
(g)	Interest rate shown represents yield to maturity.

Futures Contracts
As of June 30, 2021, the Portfolio held the following futures contracts:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[1]
Long Contracts
S&P 500 E-Mini Index	108	September 2021	$ 22,708,198	$ 23,158,440	$ 450,242

1.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2021.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay S&P 500 Index Portfolio

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 3,588,115,031	$ —	$ —	$ 3,588,115,031
Short-Term Investments
Affiliated Investment Company	2,029,498	—	—	2,029,498
Unaffiliated Investment Company	515,751	—	—	515,751
U.S. Treasury Debt	—	23,197,301	—	23,197,301
Total Short-Term Investments	2,545,249	23,197,301	—	25,742,550
Total Investments in Securities	3,590,660,280	23,197,301	—	3,613,857,581
Other Financial Instruments
Futures Contracts (b)	450,242	—	—	450,242
Total Investments in Securities and Other Financial Instruments	$ 3,591,110,522	$ 23,197,301	$ —	$ 3,614,307,823

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $1,185,639,364) including securities on loan of $511,252	$3,611,828,083
Investment in affiliated investment companies, at value (identified cost $2,029,498)	2,029,498
Due from custodian	1,999,803
Receivables:
Dividends and interest	2,085,301
Portfolio shares sold	1,041,715
Variation margin on futures contracts	41,884
Securities lending	556
Other assets	122,452
Total assets	3,619,149,292
Liabilities
Cash collateral received for securities on loan	515,751
Due to custodian	2,012,074
Payables:
Investment securities purchased	1,999,803
NYLIFE Distributors (See Note 3)	374,897
Manager (See Note 3)	286,778
Shareholder communication	234,984
Professional fees	95,089
Custodian	7,641
Total liabilities	5,527,017
Net assets	$3,613,622,275
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 44,178
Additional paid-in-capital	1,070,763,694
1,070,807,872
Total distributable earnings (loss)	2,542,814,403
Net assets	$3,613,622,275
Initial Class
Net assets applicable to outstanding shares	$1,760,851,240
Shares of beneficial interest outstanding	21,412,940
Net asset value per share outstanding	$ 82.23
Service Class
Net assets applicable to outstanding shares	$1,852,771,035
Shares of beneficial interest outstanding	22,765,453
Net asset value per share outstanding	$ 81.39

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP MacKay S&P 500 Index Portfolio

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $2,305)	$ 25,638,842
Interest	6,984
Securities lending	5,255
Dividends-affiliated	16
Total income	25,651,097
Expenses
Manager (See Note 3)	2,766,518
Distribution/Service—Service Class (See Note 3)	2,150,550
Professional fees	128,644
Shareholder communication	128,534
Trustees	33,999
Custodian	30,006
Miscellaneous	72,691
Total expenses before waiver/reimbursement	5,310,942
Expense waiver/reimbursement from Manager (See Note 3)	(1,046,354)
Net expenses	4,264,588
Net investment income (loss)	21,386,509
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	33,143,823
Futures transactions	5,366,828
Net realized gain (loss)	38,510,651
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	443,492,790
Futures contracts	59,503
Net change in unrealized appreciation (depreciation)	443,552,293
Net realized and unrealized gain (loss)	482,062,944
Net increase (decrease) in net assets resulting from operations	$503,449,453
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 21,386,509	$ 39,963,323
Net realized gain (loss)	38,510,651	34,324,525
Net change in unrealized appreciation (depreciation)	443,552,293	469,492,808
Net increase (decrease) in net assets resulting from operations	503,449,453	543,780,656
Distributions to shareholders:
Initial Class	—	(32,014,852)
Service Class	—	(28,858,985)
Total distributions to shareholders	—	(60,873,837)
Capital share transactions:
Net proceeds from sales of shares	144,901,184	717,352,187
Net asset value of shares issued to shareholder in reinvestment of distributions	—	60,873,837
Cost of shares redeemed	(404,803,877)	(356,638,845)
Increase (decrease) in net assets derived from capital share transactions	(259,902,693)	421,587,179
Net increase (decrease) in net assets	243,546,760	904,493,998
Net Assets
Beginning of period	3,370,075,515	2,465,581,517
End of period	$3,613,622,275	$3,370,075,515
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP MacKay S&P 500 Index Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 71.41	$ 61.70	$ 48.11	$ 52.02	$ 44.05	$ 41.29
Net investment income (loss) (a)	0.51	1.00	1.01	1.04	0.80	0.70
Net realized and unrealized gain (loss) on investments	10.31	10.13	13.88	(3.15)	8.60	4.02
Total from investment operations	10.82	11.13	14.89	(2.11)	9.40	4.72
Less distributions:
From net investment income	—	(0.91)	(1.00)	(0.78)	(0.70)	(0.70)
From net realized gain on investments	—	(0.51)	(0.30)	(1.02)	(0.73)	(1.26)
Total distributions	—	(1.42)	(1.30)	(1.80)	(1.43)	(1.96)
Net asset value at end of period	$ 82.23	$ 71.41	$ 61.70	$ 48.11	$ 52.02	$ 44.05
Total investment return (b)	15.15%(c)	18.24%	31.25%	(4.52)%	21.49%	11.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.33%††	1.61%	1.80%	1.95%	1.65%	1.66%
Net expenses (d)	0.12%††	0.13%	0.16%	0.16%	0.22%	0.28%
Expenses (before waiver/reimbursement) (d)	0.18%††	0.20%	0.19%	0.19%	0.23%	0.28%
Portfolio turnover rate	1%	2%	7%	9%	3%	3%
Net assets at end of period (in 000’s)	$ 1,760,851	$ 1,749,834	$ 1,123,943	$ 1,001,911	$ 1,156,346	$ 899,633

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Service Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 70.76	$ 61.19	$ 47.74	$ 51.66	$ 43.80	$ 41.08
Net investment income (loss) (a)	0.41	0.83	0.86	0.90	0.67	0.59
Net realized and unrealized gain (loss) on investments	10.22	10.03	13.77	(3.13)	8.54	4.00
Total from investment operations	10.63	10.86	14.63	(2.23)	9.21	4.59
Less distributions:
From net investment income	—	(0.78)	(0.88)	(0.67)	(0.62)	(0.61)
From net realized gain on investments	—	(0.51)	(0.30)	(1.02)	(0.73)	(1.26)
Total distributions	—	(1.29)	(1.18)	(1.69)	(1.35)	(1.87)
Net asset value at end of period	$ 81.39	$ 70.76	$ 61.19	$ 47.74	$ 51.66	$ 43.80
Total investment return (b)	15.02%	17.95%	30.92%	(4.76)%	21.19%	11.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.09%††	1.37%	1.54%	1.70%	1.40%	1.41%
Net expenses (c)	0.37%††	0.38%	0.41%	0.41%	0.47%	0.53%
Expenses (before waiver/reimbursement) (c)	0.43%††	0.45%	0.44%	0.44%	0.48%	0.53%
Portfolio turnover rate	1%	2%	7%	9%	3%	3%
Net assets at end of period (in 000’s)	$ 1,852,771	$ 1,620,242	$ 1,341,639	$ 920,531	$ 897,611	$ 613,011

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP MacKay S&P 500 Index Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay S&P 500 Index Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

23

Notes to Financial Statements (Unaudited) (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.

24	MainStay VP MacKay S&P 500 Index Portfolio

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and
25

Notes to Financial Statements (Unaudited) (continued)
distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2021 are shown in the Portfolio of Investments.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of

26	MainStay VP MacKay S&P 500 Index Portfolio

delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(J) Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts in order to manage its exposure to the securities markets or to movements in interest rates and currency values.
Fair value of derivative instruments as of June 30, 2021:
Asset Derivatives	Equity Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$450,242	$450,242
Total Fair Value	$450,242	$450,242

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Futures Contracts	$5,366,828	$5,366,828
Total Net Realized Gain (Loss)	$5,366,828	$5,366,828

Net Change in Unrealized Appreciation (Depreciation)	Equity Contracts Risk	Total
Futures Contracts	$59,503	$59,503
Total Net Change in Unrealized Appreciation (Depreciation)	$59,503	$59,503

Average Notional Amount	Total
Futures Contracts Long	$35,954,745
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
27

Notes to Financial Statements (Unaudited) (continued)
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.16% up to $2.5 billion; and 0.15% in excess of $2.5 billion. During the six-month period ended June 30, 2021, the effective management fee rate was 0.16% (exclusive of any applicable waivers/reimbursements).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.12% and 0.37%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended June 30, 2021, New York Life Investments earned fees from the Portfolio in the amount of $2,766,518 and waived fees and/or reimbursed expenses in the amount of $1,046,354 and paid the Subadvisor fees in the amount of $861,116.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C) Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 1,897	$ 41,105	$ (40,973)	$ —	$ —	$ 2,029	$ —(a)	$ —	2,029

(a)	Less than $500.

Note 4-Federal Income Tax
As of June 30, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,207,941,985	$2,415,141,140	$(9,225,544)	$2,405,915,596
During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$47,539,689
Long-Term Capital Gains	13,334,148
Total	$60,873,837
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

28	MainStay VP MacKay S&P 500 Index Portfolio

Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $8,289 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2021, purchases and sales of securities, other than short-term securities, were $40,615 and $269,235, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	1,162,018	$ 87,864,184
Shares redeemed	(4,254,301)	(337,036,954)
Net increase (decrease)	(3,092,283)	$(249,172,770)
Year ended December 31, 2020:
Shares sold	7,686,597	$ 453,164,433
Shares issued to shareholders in reinvestment of distributions	490,124	32,014,852
Shares redeemed	(1,887,708)	(114,377,735)
Net increase (decrease)	6,289,013	$ 370,801,550

Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	768,324	$ 57,037,000
Shares redeemed	(901,258)	(67,766,923)
Net increase (decrease)	(132,934)	$ (10,729,923)
Year ended December 31, 2020:
Shares sold	4,480,239	$ 264,187,754
Shares issued to shareholders in reinvestment of distributions	445,605	28,858,985
Shares redeemed	(3,954,679)	(242,261,110)
Net increase (decrease)	971,165	$ 50,785,629
Note 10-Litigation
The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO.
Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).
In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.
29

Notes to Financial Statements (Unaudited) (continued)
The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).
On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were pre-empted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020. Plaintiffs filed a new petition for certiorari with the Supreme Court on July 6, 2020. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Portfolio. Defendants filed an opposition to the certiorari petition on August 26, 2020. Plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied.
Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021. The Supreme Court denied the petition for certiorari on April 19, 2021.
On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.
On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.
On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which

30	MainStay VP MacKay S&P 500 Index Portfolio

would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his brief on January 7, 2020. The shareholder defendants filed an opposition brief on April 27, 2020, and Appellant filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.
The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio's cost basis in shares of Tribune was as follows:
Portfolio	Proceeds	Cost Basis
MainStay VP MacKay S&P 500 Index Portfolio	$682,856	$527,309
At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio's net asset value.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
31

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
32	MainStay VP MacKay S&P 500 Index Portfolio

Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
33

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
nylinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2021 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781637	MSVPSP10-08/21
(NYLIAC) NI529

MainStay VP CBRE Global Infrastructure Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the U.S. Federal Reserve. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date[1]	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Initial Class Shares	5/1/2015	8.55%	20.33%	-1.31%	-4.24%	1.62%
Service Class Shares	5/1/2015	8.41	20.04	-1.56	-4.47	1.87

1.	Effective February 28, 2020, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
FTSE Global Core Infrastructure 50/50 Index (Net)[1]	7.09%	18.51%	7.28%	6.38%
Morningstar Infrastructure Category Average[2]	7.99	23.97	7.53	5.60

1.	The FTSE Global Core Infrastructure 50/50 Index (Net) is the Portfolio’s primary benchmark. The FTSE Global Core Infrastructure 50/50 Index (Net) is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Infrastructure Category Average is representative of funds that invest more than 60% of their assets in stocks of companies engaged in infrastructure activities. Industries considered to be part of the infrastructure sector include: oil & gas midstream; waste management; airports; integrated shipping; railroads; shipping & ports; trucking; engineering & construction; infrastructure operations; and the utilities sector. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP CBRE Global Infrastructure Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,085.50	$4.91	$1,020.08	$4.76	0.95%
Service Class Shares	$1,000.00	$1,084.10	$6.20	$1,018.84	$6.01	1.20%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP CBRE Global Infrastructure Portfolio

Country Composition as of June 30, 2021 (Unaudited)
United States	49.1%
France	8.5
Australia	7.4
Italy	6.9
Canada	6.4
Spain	6.1
United Kingdom	5.2
Japan	3.1
Portugal	2.7%
Mexico	2.2
Germany	1.7
New Zealand	1.2
Other Assets, Less Liabilities	–0.5
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings as of June 30, 2021 (excluding short-term investments) (Unaudited)
1.	American Tower Corp.
2.	Cellnex Telecom SA
3.	Enel SpA
4.	American Electric Power Co., Inc.
5.	Crown Castle International Corp.
6.	NextEra Energy, Inc.
7.	Vinci SA
8.	Union Pacific Corp.
9.	Transurban Group
10.	Atlas Arteria Ltd.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers T. Ritson Ferguson, CFA, Jeremy Anagnos, CFA, Daniel Foley, CFA, and Hinds Howard of CBRE Clarion Securities LLC (“CBRE”), the Portfolio’s Subadvisor.
How did MainStay VP CBRE Global Infrastructure Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP CBRE Global Infrastructure Portfolio returned 8.55% for Initial Class shares and 8.41% for Service Class shares. Over the same period, both share classes outperformed the 7.09% return of the FTSE Global Core Infrastructure 50/50 Index (Net) (“Index”), which is the Portfolio’s primary benchmark. For the six months ended June 30, 2021, both share classes also outperformed the 7.99% return of the Morningstar Infrastructure Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio outperformed the Index due to stock selection and, to a lesser extent, sector allocation. Stock selections among global transportation added the most to relative performance, followed by selections in the communications and midstream sectors. Stock selections among utilities proved particularly strong in North America but lagged in continental Europe. Sector allocation bolstered the Portfolio’s relative performance most significantly due to underweight exposure to the lagging global utilities sector, followed by overweight exposure to the communications sector, which posted strong returns. Underweight exposure to the midstream sector detracted from relative returns as the group posted strong gains amid improving commodity prices and energy sector sentiment.
During the reporting period, which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
The sectors providing the strongest positive contributions to the Portfolio’s performance relative to the Index included North American utilities, North American rail and global communications. (Contributions take weightings and total returns into account.) Relative performance from North American utilities benefited significantly both from strong stock selection and the Portfolio’s underweight exposure to this underperforming segment of the infrastructure universe. North America rail bolstered performance primarily due to stock selections benefiting from merger and acquisition (M&A) activity. Global communications contributed positively through both stock selection and sector allocation—a combination of strong-performing stock picks in North America and Europe, as well as overweight exposure to this outperforming group.
The weakest contributors to the Portfolio’s relative performance by far were continental European utilities, which undermined returns due to both stock selection and overweight sector allocation. Key holdings were affected by negative investor sentiment regarding the potential for decarbonization trends to erode development returns, as well as by supply chain and inflation concerns. Underweight exposure to the outperforming midstream sector detracted from relative performance to a lesser degree. Overweight exposure to underperforming Continental European transportation also undermined relative performance, although strong stock selection in the sector more than made up for the negative effect of sector allocation.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The holdings that contributed most to the Portfolio’s absolute returns were Cheniere Energy, Crown Castle and American Tower. Cheniere Energy is a U.S. midstream company with a set of unique, fully contracted natural gas export assets. The company benefited from improvement in the global liquid natural gas market. Crown Castle, a U.S.-based tower company that also owns a large, small-cell and fiber portfolio, appears uniquely positioned to benefit from the rollout of 5G wireless communications in North America. American Tower is a U.S.-based, global owner of cellular towers actively expanding into Europe and furthering its growth ambitions around the world. Another notably positive contributor to absolute returns, U.S.-based rail company Kansas City Southern, benefited from M&A offers that drove the company’s stock sharply higher.
The holdings that detracted the most from the Portfolio’s absolute returns all resided in the Continental European utility space: EDP/Energias de Portugal (Portugal), Enel (Italy) and Engie (France). All three produced negative returns as sentiment soured toward names exposed to decarbonization pressures.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio’s most significant purchases during the reporting period included two new positions in the Australian transportation space: Transurban Group, an owner of toll road concessions primarily in the local market; and Sydney Airport, an owner of the Sydney Airport concession. In our opinion, both companies exhibited improvement in underlying fundamentals as traffic continued to recover, and both stocks were attractively valued. Another significant purchase was a position in Dominion Energy, a U.S.-based utility. At the time of purchase, a period of significant underperformance versus its peer group had left the company attractively valued despite its strong growth outlook tied to decarbonization investments, including onshore and offshore renewable developments.
The Portfolio’s most significant sales during the same period included its entire positions in U.S. midstream company Kinder Morgan and U.S. rail company Norfolk Southern. We sold the

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP CBRE Global Infrastructure Portfolio

Portfolio’s Kinder Morgan position following a period of relatively strong returns that left shares less attractively priced yet still exposed to potential regulatory risks in the U.S. energy market. The Norfolk Southern position was sold after a period of relatively strong performance in favor of shares in more attractively priced names in the North American rail sector.
How did the Portfolio’s sector/subsector weightings change during the reporting period?
During the reporting period, the Portfolio increased its sector exposure most significantly to Asia-Pacific and Continental European transportation, including rail, toll roads and airports. We sought companies exhibiting continued improvement in underlying operating fundamentals as global economies continued to recover from the COVID-19 pandemic. We believed that the gradual resumption in traffic should offer strong valuation support while providing tailwinds to these areas of the investment universe.
During the same period, the Portfolio’s most significant reductions in sector weightings were in North American utilities, Asia-Pacific utilities, and North American midstream. Reductions in utility exposure, prompted by the sector’s relatively lofty valuations and lack of catalysts to drive prices higher, helped fund additions to the Portfolio’s transportation exposure. Reductions in midstream followed strong performance from the group and increasingly full valuations spurred on by rising commodity prices and strong sentiment in the energy complex. We remained cautious on the sector’s still-uncertain regulatory backdrop and the sustainability of the rapid rise in stock prices.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2021, the Portfolio held overweight exposure to transportation and global communications. We believe transportation represents an attractively valued area of the investment universe where recovery in traffic volumes across rails, toll roads and airports is likely to continue, providing a tailwind to underlying growth estimates. Communications continues to experience strong growth driven by trends in data usage and the need for new infrastructure to support the digital economy. We see communications infrastructure companies as among the best positioned entities across the globe to benefit from the positive trends in this sector. We also note that both the transportation and communications sectors are particularly desirable in the private infrastructure market, where transaction activity is supportive of valuations.
As of the same date, the Portfolio held underweight exposure to emerging markets and the U.S. midstream sector. Emerging markets remained a highly volatile segment of the investment universe where regulatory and policy risks appeared elevated and where pandemic-related risks continued to pose a threat. The Portfolio’s underweight position to the midstream sector reflected our view that, given prevailing valuations, potential rewards may not adequately compensate investors for the sector’s potential risks.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2021† (Unaudited)
	Shares	Value
Common Stocks 99.1%
Australia 7.4%
Atlas Arteria Ltd. (Transportation)	151,625	$ 724,340
Sydney Airport (Transportation)	58,738	255,053
Transurban Group (Transportation)	71,712	765,295
		1,744,688
Canada 6.4%
Canadian National Railway Co. (Transportation)	3,696	389,965
Pembina Pipeline Corp. (Midstream / Pipelines)	18,007	572,197
TC Energy Corp. (Midstream / Pipelines)	11,311	559,710
		1,521,872
France 8.5%
Eiffage SA (Transportation)	4,217	429,027
Engie SA (Utilities)	52,110	713,915
Vinci SA (Transportation)	8,143	868,904
		2,011,846
Germany 1.7%
Fraport AG Frankfurt Airport Services Worldwide (Transportation) (a)	5,722	389,858
Italy 6.9%
Atlantia SpA (Transportation)	14,057	254,522
Enel SpA (Utilities)	105,996	984,363
Infrastrutture Wireless Italiane SpA (Communications)	18,082	203,944
Terna Rete Elettrica Nazionale SpA (Utilities)	24,803	184,813
		1,627,642
Japan 3.1%
Central Japan Railway Co. (Transportation)	1,635	247,984
Chubu Electric Power Co., Inc. (Utilities)	13,600	166,243
West Japan Railway Co. (Transportation)	5,380	306,737
		720,964
Mexico 2.2%
Grupo Aeroportuario del Sureste SAB de CV (Transportation)	15,322	282,774
Promotora y Operadora de Infraestructura SAB de CV (Transportation)	29,100	232,797
		515,571
New Zealand 1.2%
Infratil Ltd. (Diversified)	51,618	277,824
Portugal 2.7%
EDP - Energias de Portugal SA (Utilities)	121,382	643,361
	Shares	Value

Spain 6.1%
Aena SME SA (Transportation) (b)	1,129	$ 185,144
Cellnex Telecom SA (Communications)	15,471	985,479
Iberdrola SA (Utilities)	22,901	279,152
		1,449,775
United Kingdom 5.2%
National Grid plc (Utilities)	55,282	704,150
Pennon Group plc (Utilities)	17,747	278,759
United Utilities Group plc (Utilities)	17,242	232,403
		1,215,312
United States 47.7%
AES Corp. (The) (Utilities)	19,170	499,762
Alliant Energy Corp. (Utilities)	10,640	593,286
Ameren Corp. (Utilities)	7,993	639,760
American Electric Power Co., Inc. (Utilities)	11,528	975,154
American Tower Corp. (Communications)	3,831	1,034,906
Cheniere Energy, Inc. (Midstream / Pipelines) (b)	8,272	717,513
CMS Energy Corp. (Utilities)	8,268	488,473
Crown Castle International Corp. (Communications)	4,910	957,941
Dominion Energy, Inc. (Utilities)	6,447	474,306
Equinix, Inc. (Communications)	428	343,513
Essential Utilities, Inc. (Utilities)	4,620	211,134
Exelon Corp. (Utilities)	13,170	583,563
FirstEnergy Corp. (Utilities)	12,486	464,604
Kansas City Southern (Transportation)	1,661	470,678
NextEra Energy, Inc. (Utilities)	12,140	889,619
NiSource, Inc. (Utilities)	18,932	463,834
Public Service Enterprise Group, Inc. (Utilities)	9,900	591,426
Union Pacific Corp. (Transportation)	3,894	856,407
		11,255,879
Total Common Stocks (Cost $20,932,802)		23,374,592

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP CBRE Global Infrastructure Portfolio

	Shares	Value
Short-Term Investment 1.4%
Affiliated Investment Company 1.4%
United States 1.4%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	340,025	$ 340,025
Total Short-Term Investment (Cost $340,025)		340,025
Total Investments (Cost $21,272,827)	100.5%	23,714,617
Other Assets, Less Liabilities	(0.5)	(124,649)
Net Assets	100.0%	$ 23,589,968

†	Percentages indicated are based on Portfolio net assets.
(a)	All or a portion of this security was held on loan. As of June 30, 2021, the aggregate market value of securities on loan was $156,979. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $175,065. (See Note 2(I))
(b)	Non-income producing security.
(c)	Current yield as of June 30, 2021.
The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 23,374,592	$ —	$ —	$ 23,374,592
Short-Term Investment
Affiliated Investment Company	340,025	—	—	340,025
Total Investments in Securities	$ 23,714,617	$ —	$ —	$ 23,714,617

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The table below sets forth the diversification of the Portfolio’s investments by sector.
Sector Diversification
	Value	Percent †
Utilities	$11,062,080	47.0%
Transportation	6,659,485	28.3
Communications	3,525,783	14.8
Midstream / Pipelines	1,849,420	7.8
Diversified	277,824	1.2
	23,374,592	99.1
Short-Term Investment	340,025	1.4
Other Assets, Less Liabilities	(124,649)	(0.5)
Net Assets	$23,589,968	100.0%

†	Percentages is indicated are based on Portfolio net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $20,932,802) including securities on loan of $156,979	$ 23,374,592
Investment in affiliated investment companies, at value (identified cost $340,025)	340,025
Cash denominated in foreign currencies (identified cost $476)	471
Receivables:
Dividends	66,587
Investment securities sold	37,417
Portfolio shares sold	9,525
Securities lending	132
Other assets	174
Total assets	23,828,923
Liabilities
Due to custodian	1,428
Payables:
Investment securities purchased	130,777
Professional fees	45,460
Custodian	27,265
Shareholder communication	23,455
NYLIFE Distributors (See Note 3)	4,597
Manager (See Note 3)	3,666
Accrued expenses	2,307
Total liabilities	238,955
Net assets	$ 23,589,968
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 3,388
Additional paid-in-capital	59,713,972
59,717,360
Total distributable earnings (loss)	(36,127,392)
Net assets	$ 23,589,968
Initial Class
Net assets applicable to outstanding shares	$ 1,543,847
Shares of beneficial interest outstanding	219,463
Net asset value per share outstanding	$ 7.03
Service Class
Net assets applicable to outstanding shares	$22,046,121
Shares of beneficial interest outstanding	3,169,007
Net asset value per share outstanding	$ 6.96

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP CBRE Global Infrastructure Portfolio

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $25,027)	$ 358,302
Securities lending	785
Dividends-affiliated	9
Total income	359,096
Expenses
Manager (See Note 3)	94,048
Professional fees	43,487
Distribution/Service—Service Class (See Note 3)	26,077
Custodian	23,736
Shareholder communication	19,401
Trustees	215
Miscellaneous	3,819
Total expenses before waiver/reimbursement	210,783
Expense waiver/reimbursement from Manager (See Note 3)	(79,149)
Net expenses	131,634
Net investment income (loss)	227,462
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	617,894
Foreign currency transactions	(1,897)
Net realized gain (loss)	615,997
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	954,527
Translation of other assets and liabilities in foreign currencies	(1,193)
Net change in unrealized appreciation (depreciation)	953,334
Net realized and unrealized gain (loss)	1,569,331
Net increase (decrease) in net assets resulting from operations	$1,796,793
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 227,462	$ 129,325
Net realized gain (loss)	615,997	(4,887,575)
Net change in unrealized appreciation (depreciation)	953,334	2,070,360
Net increase (decrease) in net assets resulting from operations	1,796,793	(2,687,890)
Distributions to shareholders:
Initial Class	—	(524,797)
Service Class	—	(1,333,105)
Total distributions to shareholders	—	(1,857,902)
Capital share transactions:
Net proceeds from sales of shares	2,573,082	11,782,193
Net asset value of shares issued to shareholder in reinvestment of distributions	—	1,857,902
Cost of shares redeemed	(1,842,946)	(11,837,646)
Increase (decrease) in net assets derived from capital share transactions	730,136	1,802,449
Net increase (decrease) in net assets	2,526,929	(2,743,343)
Net Assets
Beginning of period	21,063,039	23,806,382
End of period	$23,589,968	$ 21,063,039
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP CBRE Global Infrastructure Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 6.48	$ 8.01	$ 7.61	$ 10.52	$ 9.75	$ 7.59
Net investment income (loss) (a)	0.08	0.03	0.03	(0.07)	(0.05)	0.00‡
Net realized and unrealized gain (loss) on investments	0.47	(1.08)	0.37	(2.84)	0.82	2.18
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	(0.00)	0.00	(0.00)	(0.00)	0.00
Total from investment operations	0.55	(1.05)	0.40	(2.91)	0.77	2.18
Less distributions:
From net investment income	—	(0.48)	—	—	—	(0.02)
Net asset value at end of period	$ 7.03	$ 6.48	$ 8.01	$ 7.61	$ 10.52	$ 9.75
Total investment return (b)	8.49%(c)	(12.81)%	5.26%(c)	(27.66)%(c)	7.90%	28.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.42%††	0.41%	0.33%	(0.66)%	(0.49)%	0.06%
Net expenses (d)	0.95%††	1.05%	1.21%	1.21%	1.31%	1.38%
Expenses (before waiver/reimbursement) (d)	1.67%††	1.44%	1.21%	1.21%	1.31%	1.38%
Portfolio turnover rate	22%	163%	119%	162%	116%	356%
Net assets at end of period (in 000’s)	$ 1,544	$ 1,022	$ 1,009	$ 90,681	$ 158,846	$ 71,036

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Service Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 6.42	$ 7.93	$ 7.55	$ 10.47	$ 9.73	$ 7.59
Net investment income (loss) (a)	0.07	0.04	0.01	(0.09)	(0.07)	(0.02)
Net realized and unrealized gain (loss) on investments	0.47	(1.09)	0.37	(2.83)	0.81	2.18
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	(0.00)	0.00	(0.00)	(0.00)	0.00
Total from investment operations	0.54	(1.05)	0.38	(2.92)	0.74	2.16
Less distributions:
From net investment income	—	(0.46)	—	—	—	(0.02)
Net asset value at end of period	$ 6.96	$ 6.42	$ 7.93	$ 7.55	$ 10.47	$ 9.73
Total investment return (b)	8.41%	(13.03)%	5.03%(c)	(27.89)%(c)	7.61%(c)	28.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.03%††	0.62%	0.11%	(0.91)%	(0.74)%	(0.37)%
Net expenses (d)	1.20%††	1.52%	1.62%	1.46%	1.56%	1.64%
Expenses (before waiver/reimbursement) (d)	1.92%††	1.95%	1.62%	1.46%	1.56%	1.64%
Portfolio turnover rate	22%	163%	119%	162%	116%	356%
Net assets at end of period (in 000’s)	$ 22,046	$ 20,041	$ 22,798	$ 22,133	$ 32,457	$ 26,714

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP CBRE Global Infrastructure Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP CBRE Global Infrastructure Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. However, due to its principal investment strategies and investment processes, the Portfolio has historically operated as a "diversified" portfolio. Therefore, the Portfolio will not operate as "non-diversified" portfolio without first obtaining shareholder approval.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 2015
Service Class	May 1, 2015
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

17

Notes to Financial Statements (Unaudited) (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.

18	MainStay VP CBRE Global Infrastructure Portfolio

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
The Portfolio may also invest up to 25% of its net assets in master limited partnerships.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
19

Notes to Financial Statements (Unaudited) (continued)
(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(J) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended

20	MainStay VP CBRE Global Infrastructure Portfolio

and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. CBRE Clarion Securities LLC ("CBRE Clarion" or "Subadvisor") a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and CBRE Clarion, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of 0.85% of the Portfolio's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.95% and 1.20%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended June 30, 2021, New York Life Investments earned fees from the Portfolio in the amount of $94,048 and waived fees and/or reimbursed expenses in the amount of $79,149 and paid the Subadvisor fees in the amount of $7,461.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
(C) Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 303	$ 3,367	$ (3,330)	$ —	$ —	$ 340	$ —(a)	$ —	340

(a)	Less than $500.

21

Notes to Financial Statements (Unaudited) (continued)
Note 4-Federal Income Tax
As of June 30, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$21,568,368	$2,365,387	$(219,138)	$2,146,249
As of December 31, 2020, for federal income tax purposes, capital loss carryforwards of $39,116,556, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$35,185	$3,932
During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$1,857,902
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $6,557 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2021, purchases and sales of securities, other than short-term securities, were $5,787 and $4,750, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	69,111	$ 473,653
Shares redeemed	(7,415)	(51,729)
Net increase (decrease)	61,696	$ 421,924
Year ended December 31, 2020:
Shares sold	1,086,806	$ 6,916,396
Shares issued to shareholders in reinvestment of distributions	85,297	524,797
Shares redeemed	(1,140,203)	(7,053,406)
Net increase (decrease)	31,900	$ 387,787

22	MainStay VP CBRE Global Infrastructure Portfolio

Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	314,375	$ 2,099,429
Shares redeemed	(268,396)	(1,791,217)
Net increase (decrease)	45,979	$ 308,212
Year ended December 31, 2020:
Shares sold	785,805	$ 4,865,797
Shares issued to shareholders in reinvestment of distributions	218,703	1,333,105
Shares redeemed	(754,887)	(4,784,240)
Net increase (decrease)	249,621	$ 1,414,662
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
23

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
24	MainStay VP CBRE Global Infrastructure Portfolio

Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
nylinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2021 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781612	MSVPCRA10-08/21
(NYLIAC) NI514

MainStay VP Fidelity Institutional AM® Utilities Portfolio*

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency
* Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.

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Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the U.S. Federal Reserve. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date[1]	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Initial Class Shares	2/17/2012	2.30%	18.45%	7.03%	7.95%	0.67%
Service Class Shares	2/17/2012	2.18	18.15	6.77	7.68	0.92

1.	The Portfolio replaced its subadvisor and modified its principal investment strategies and changed its classification from a diversified fund to a non-diversified fund as of November 30, 2018. Therefore, the performance information shown in this report prior to November 30, 2018 reflects the Portfolio’s prior subadvisor, principal investment strategies and diversification status.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
MSCI USA IMI Utilities 25/50 Index (Gross)[1]	2.65%	15.78%	7.35%	10.60%
Morningstar Utilities Category Average[2]	4.19	18.72	7.27	9.17

1.	The MSCI USA IMI Utilities 25/50 Index (Gross) is the Portfolio's primary benchmark. The MSCI USA IMI Utilities 25/50 Index (Gross) is a modified market capitalization weighted index of stocks designed to measure the performance of utilities companies in the MSCI U.S. Investable Market 2500 Index. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Utilities Category Average is representative of funds that seek capital appreciation by investing primarily in equity securities of U.S. or non-U.S. public utilities including electric, gas, and telephone-service providers. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Fidelity Institutional AM® Utilities Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,023.00	$3.36	$1,021.47	$3.36	0.67%
Service Class Shares	$1,000.00	$1,021.80	$4.61	$1,020.23	$4.61	0.92%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Industry Composition as of June 30, 2021 (Unaudited)
Electric Utilities	64.2%
Multi–Utilities	26.2
Independent Power and Renewable Electricity Producers	8.3
Short–Term Investment	1.0
Other Assets, Less Liabilities	0.3
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings as of June 30, 2021 (excluding short-term investments) (Unaudited)
1.	NextEra Energy, Inc.
2.	Southern Co. (The)
3.	Exelon Corp.
4.	Sempra Energy
5.	Dominion Energy, Inc.
6.	Edison International
7.	FirstEnergy Corp.
8.	American Electric Power Co., Inc.
9.	Duke Energy Corp.
10.	CenterPoint Energy, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Douglas Simmons of FIAM LLC (“FIAM”) the Portfolio’s Subadvisor.
How did MainStay VP Fidelity Institutional AM® Utilities Portfolio1 perform relative to its benchmark and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP Fidelity Institutional AM® Utilities Portfolio returned 2.30% for Initial Class shares and 2.18% for Service Class shares. Over the same period, both share classes underperformed the 2.65% return of the MSCI USA IMI Utilities 25/50 Index (Gross), which is the Portfolio’s benchmark. For the six months ended June 30, 2021, both share classes also underperformed the 4.19% return of the Morningstar Utilities Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio underperformed the MSCI USA IMI Utilities 25/50 Index largely due to lack of exposure to gas utilities. Security selection, particularly within multi-utilities, partly offset this allocation effect.
Which subsectors were the strongest positive contributors to the Portfolio’s relative performance, and which subsectors were particularly weak?
The strongest positive contributions to the Portfolio’s relative performance from a subsector standpoint came from multi-utilities, followed by renewable electricity and independent power producers & energy traders (IPPs). (Contributions take weightings and total returns into account.) Conversely, the most significant detractor from relative performance was electric utilities, the largest subsector in the benchmark, followed by water utilities and electrical components & equipment, an out-of-index position.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
On an absolute return basis, the three largest positive contributors to the Portfolio’s overall performance were FirstEnergy, AES and CenterPoint Energy. FirstEnergy is a best-in-class utility with a premier renewable business and transmission system. Decreasing regulatory risk in the company’s home state of Ohio seemed to become better understood by the market. AES, an IPP, climbed higher as investors rewarded the company’s transformation initiatives—moving from a volatile, commodity-oriented company to a more predictable and stable growth profile. AES was also well positioned to benefit from the growth of renewable energy. CenterPoint Energy, an electric utility, was rewarded for its new CEO’s vision and plans for the future to capitalize on the company’s diversified portfolio of high-quality assets and strong growth prospects.
The three most significant detractors from absolute performance during the reporting period were PG&E, NextEra Energy and Edison International. PG&E faced difficulties after it had been partly blamed for deadly fires over the years in northern California, despite favorable state legislation, passed in 2019, for dealing with fires. NextEra, one of the best performing utility stocks in 2020 due to the company’s renewables initiatives, gave back some of those gains during the first half of 2021. Edison International, an electric utility serving the greater Los Angeles area, saw its stock valuation remain depressed due in part to wildfire concerns in California, a risk we regard as overstated.
Did the Portfolio make any significant purchases or sales during the reporting period?
Most notably, the Portfolio increased its holdings in Dominion Energy. Dominion stock, which the Portfolio had trimmed during the prior reporting period, was selling at what we viewed as a very attractive valuation after execution and management missteps last year. During the reporting period, the company appeared to have fixed some issues and their massive offshore wind development project remained promising. The Portfolio also added meaningfully to its holdings in Southern Company. The company has nuclear plants coming online in the intermediate future and has one of the biggest rerating opportunities in the sector once investors have clear line of sight into the timeline of the plants, which we believe is likely late 2021 and 2022. The company also pays what we view as a healthy dividend that should offer downside protection while paying investors to wait.
The Portfolio significantly decreased its position in AES. AES was a meaningful contributor last year, as well as for the first six months of 2021. The Portfolio took the opportunity to reduce its holdings on relative strength. In addition, the Portfolio trimmed its holdings of NextEra Energy. NextEra was widely viewed as the premier utility in the sector with a valuation reflecting that perception. We trimmed the Portfolio’s holdings in the company to deploy the capital in opportunities we considered more attractively valued.
How did the Portfolio’s sector weightings change during the reporting period?
The biggest change in the Portfolio’s subsector positioning relative to the MSCI USA IMI Utilities 25/50 Index during the reporting period involved decreased exposure to IPPs. This group, which had been a strong contributor to Portfolio performance, was trimmed based on our perspective of increasing valuations. All three positions, AES, Vistra and Clearway Energy, were reduced, with AES remaining the Portfolio’s largest position in this group as of June 30, 2021. Conversely, the Portfolio increased its exposure

1.	Fidelity Institutional AM is a registered trademark of FMR LLC. Used with permission.
2.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Fidelity Institutional AM® Utilities Portfolio

to both electric utilities and multi-utilities. As of the end of the reporting period, electric utilities represented the Portfolio’s largest overweight position relative to the Index, while multi-utilities exposure had been increased from meaningfully underweight in early 2021 to slightly below market weight.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2021, the Portfolio’s most overweight industry position relative to the MSCI USA IMI Utilities 25/50 Index was electric utilities, followed by IPPs. As of the same date, the most significant industry underweights remained water utilities and gas utilities, with the Portfolio holding no exposure to either industry.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2021† (Unaudited)
	Shares	Value
Common Stocks 98.7%
Electric Utilities 64.2%
American Electric Power Co., Inc.	640,448	$ 54,175,496
Duke Energy Corp.	548,145	54,112,875
Edison International	1,103,237	63,789,163
Entergy Corp.	272,300	27,148,310
Evergy, Inc.	856,121	51,735,392
Exelon Corp.	1,938,598	85,899,277
FirstEnergy Corp.	1,545,318	57,501,283
NextEra Energy, Inc.	1,579,332	115,733,449
NRG Energy, Inc.	553,795	22,317,939
OGE Energy Corp.	240,100	8,079,365
PG&E Corp. (a)	4,778,999	48,602,420
Southern Co. (The)	1,719,882	104,070,059
		693,165,028
Independent Power and Renewable Electricity Producers 8.3%
AES Corp. (The)	1,920,179	50,059,067
Clearway Energy, Inc., Class C	83,837	2,220,004
NextEra Energy Partners LP (b)	234,903	17,937,193
Sunnova Energy International, Inc. (a)	186,423	7,020,690
Vistra Corp.	667,330	12,378,971
		89,615,925
Multi-Utilities 26.2%
CenterPoint Energy, Inc.	2,135,598	52,364,863
Dominion Energy, Inc.	957,043	70,409,653
NiSource, Inc.	1,551,584	38,013,808
	Shares	Value

Multi-Utilities (continued)
Public Service Enterprise Group, Inc.	692,631	$ 41,377,776
Sempra Energy	605,843	80,262,081
		282,428,181
Total Common Stocks (Cost $967,105,951)		1,065,209,134
Short-Term Investment 1.0%
Affiliated Investment Company 1.0%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	10,601,974	10,601,974
Total Short-Term Investment (Cost $10,601,974)		10,601,974
Total Investments (Cost $977,707,925)	99.7%	1,075,811,108
Other Assets, Less Liabilities	0.3	3,712,474
Net Assets	100.0%	$ 1,079,523,582

†	Percentages indicated are based on Portfolio net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of June 30, 2021, the aggregate market value of securities on loan was $14,814,756. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $14,881,659. (See Note 2(H))
(c)	Current yield as of June 30, 2021.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,065,209,134	$ —	$ —	$ 1,065,209,134
Short-Term Investment
Affiliated Investment Company	10,601,974	—	—	10,601,974
Total Investments in Securities	$ 1,075,811,108	$ —	$ —	$ 1,075,811,108

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $967,105,951) including securities on loan of $14,814,756	$1,065,209,134
Investment in affiliated investment companies, at value (identified cost $10,601,974)	10,601,974
Receivables:
Investment securities sold	4,828,272
Interest	308,838
Portfolio shares sold	195,000
Securities lending	1,813
Other assets	8,989
Total assets	1,081,154,020
Liabilities
Payables:
Portfolio shares redeemed	695,349
Manager (See Note 3)	574,476
NYLIFE Distributors (See Note 3)	191,882
Shareholder communication	96,760
Professional fees	57,612
Custodian	9,561
Trustees	2,125
Accrued expenses	2,673
Total liabilities	1,630,438
Net assets	$1,079,523,582
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 85,890
Additional paid-in-capital	886,497,394
886,583,284
Total distributable earnings (loss)	192,940,298
Net assets	$1,079,523,582
Initial Class
Net assets applicable to outstanding shares	$164,884,778
Shares of beneficial interest outstanding	13,053,415
Net asset value per share outstanding	$ 12.63
Service Class
Net assets applicable to outstanding shares	$914,638,804
Shares of beneficial interest outstanding	72,836,335
Net asset value per share outstanding	$ 12.56

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 15,825,918
Securities lending	1,891
Dividends-affiliated	608
Interest	328
Total income	15,828,745
Expenses
Manager (See Note 3)	3,473,295
Distribution/Service—Service Class (See Note 3)	1,170,633
Professional fees	65,285
Shareholder communication	51,951
Custodian	15,669
Trustees	11,334
Miscellaneous	24,220
Total expenses	4,812,387
Net investment income (loss)	11,016,358
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	47,405,586
Foreign currency transactions	26,297
Net realized gain (loss)	47,431,883
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(33,702,923)
Translation of other assets and liabilities in foreign currencies	(39,195)
Net change in unrealized appreciation (depreciation)	(33,742,118)
Net realized and unrealized gain (loss)	13,689,765
Net increase (decrease) in net assets resulting from operations	$ 24,706,123
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 11,016,358	$ 19,441,319
Net realized gain (loss)	47,431,883	23,725,848
Net change in unrealized appreciation (depreciation)	(33,742,118)	(58,306,186)
Net increase (decrease) in net assets resulting from operations	24,706,123	(15,139,019)
Distributions to shareholders:
Initial Class	—	(9,132,357)
Service Class	—	(76,778,772)
Total distributions to shareholders	—	(85,911,129)
Capital share transactions:
Net proceeds from sales of shares	51,946,562	93,346,304
Net asset value of shares issued to shareholder in reinvestment of distributions	—	85,911,129
Cost of shares redeemed	(86,598,042)	(207,898,643)
Increase (decrease) in net assets derived from capital share transactions	(34,651,480)	(28,641,210)
Net increase (decrease) in net assets	(9,945,357)	(129,691,358)
Net Assets
Beginning of period	1,089,468,939	1,219,160,297
End of period	$1,079,523,582	$1,089,468,939
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 12.35	$ 13.49	$ 11.68	$ 11.75	$ 10.66	$ 10.15
Net investment income (loss) (a)	0.14	0.25	0.31	0.28	0.25	0.19
Net realized and unrealized gain (loss) on investments	0.14	(0.34)	2.39	(0.32)	1.49	0.88
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00‡	(0.00)‡	0.14	(0.16)	0.08
Total from investment operations	0.28	(0.09)	2.70	0.10	1.58	1.15
Less distributions:
From net investment income	—	(0.33)	(0.34)	(0.15)	(0.49)	(0.34)
From net realized gain on investments	—	(0.72)	(0.55)	(0.02)	—	(0.30)
Total distributions	—	(1.05)	(0.89)	(0.17)	(0.49)	(0.64)
Net asset value at end of period	$ 12.63	$ 12.35	$ 13.49	$ 11.68	$ 11.75	$ 10.66
Total investment return (b)	2.27%(c)	(0.38)%	23.26%	0.80%	14.72%	11.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.24%††	2.06%	2.41%	2.31%	2.11%	1.76%(d)
Net expenses (e)	0.67%††	0.67%	0.68%	0.76%	0.76%	0.75%(f)
Portfolio turnover rate	22%	62%	47%	84%	30%	35%
Net assets at end of period (in 000’s)	$ 164,885	$ 135,814	$ 97,503	$ 81,716	$ 83,261	$ 75,772

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.74%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.77%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Service Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 12.29	$ 13.43	$ 11.63	$ 11.69	$ 10.62	$ 10.10
Net investment income (loss) (a)	0.12	0.22	0.28	0.25	0.22	0.16
Net realized and unrealized gain (loss) on investments	0.15	(0.35)	2.37	(0.32)	1.47	0.89
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00‡	(0.00)‡	0.14	(0.16)	0.08
Total from investment operations	0.27	(0.13)	2.65	0.07	1.53	1.13
Less distributions:
From net investment income	—	(0.29)	(0.30)	(0.11)	(0.46)	(0.31)
From net realized gain on investments	—	(0.72)	(0.55)	(0.02)	—	(0.30)
Total distributions	—	(1.01)	(0.85)	(0.13)	(0.46)	(0.61)
Net asset value at end of period	$ 12.56	$ 12.29	$ 13.43	$ 11.63	$ 11.69	$ 10.62
Total investment return (b)	2.20%(c)	(0.63)%	22.95%	0.55%	14.44%	11.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.99%††	1.80%	2.15%	2.08%	1.87%	1.52%(d)
Net expenses (e)	0.92%††	0.92%	0.93%	1.01%	1.01%	1.00%(f)
Portfolio turnover rate	22%	62%	47%	84%	30%	35%
Net assets at end of period (in 000’s)	$ 914,639	$ 953,655	$ 1,121,657	$ 1,066,963	$ 1,240,213	$ 1,160,397

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.50%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 1.02%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Fidelity Institutional AM® Utilities Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio
prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market

16	MainStay VP Fidelity Institutional AM® Utilities Portfolio

participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
17

Notes to Financial Statements (Unaudited) (continued)
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of

18	MainStay VP Fidelity Institutional AM® Utilities Portfolio

the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(J) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. FIAM LLC (“FIAM or the “Subadvisor”) a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Sub-advisory Agreement (“Subadvisory Agreement”) between New York Life Investments and FIAM, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.64% up to $1 billion; 0.61% from $1 billion to $3 billion; and 0.60% in excess of $3 billion. During the six-month period ended June 30, 2021, the effective management fee rate was 0.64%.
During the six-month period ended June 30, 2021, New York Life Investments earned fees from the Portfolio in the amount of $3,473,295 and paid the Subadvisor in the amount of $1,367,689.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service
19

Notes to Financial Statements (Unaudited) (continued)
fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
(C) Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 19,834	$ 149,870	$ (159,102)	$ —	$ —	$ 10,602	$ 1	$ —	10,602

Note 4-Federal Income Tax
As of June 30, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,007,655,850	$77,546,377	$(9,391,119)	$68,155,258
During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$33,504,758
Long-Term Capital Gains	52,406,371
Total	$85,911,129
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $4,329 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2021, purchases and sales of securities, other than short-term securities, were $234,454 and $250,282, respectively.
The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made

20	MainStay VP Fidelity Institutional AM® Utilities Portfolio

pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the six-month period ended June 30, 2021, were as follows:
Purchases (000's)	Sales (000's)	Realized Gain / (Loss) (000's)
$11,034	$17,223	$6,803
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	3,456,885	$ 43,409,398
Shares redeemed	(1,403,060)	(18,057,207)
Net increase (decrease)	2,053,825	$ 25,352,191
Year ended December 31, 2020:
Shares sold	3,663,908	$ 43,908,398
Shares issued to shareholders in reinvestment of distributions	771,028	9,132,357
Shares redeemed	(661,711)	(7,926,284)
Net increase (decrease)	3,773,225	$ 45,114,471

Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	692,985	$ 8,537,164
Shares redeemed	(5,452,639)	(68,540,835)
Net increase (decrease)	(4,759,654)	$ (60,003,671)
Year ended December 31, 2020:
Shares sold	4,130,475	$ 49,437,906
Shares issued to shareholders in reinvestment of distributions	6,508,661	76,778,772
Shares redeemed	(16,563,106)	(199,972,359)
Net increase (decrease)	(5,923,970)	$ (73,755,681)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
21

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
22	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
23

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
nylinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2021 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781634	MSVPMFS10-08/21
(NYLIAC) NI526

MainStay VP Wellington Small Cap Portfolio
(formerly known as MainStay VP MacKay Small Cap Core Portfolio)

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the U.S. Federal Reserve. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date[1,2]	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[3]
Initial Class Shares	5/2/2016	16.83%	55.80%	11.75%	11.42%	0.86%
Service Class Shares	5/2/2016	16.68	55.41	11.47	11.15	1.11

1.	Effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, a former subadvisor, transitioned to MacKay Shields LLC, a former subadvisor. The past performance in the chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.
2.	Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisor and principal investment strategies.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Russell 2000® Index[1]	17.54%	62.03%	16.47%	16.20%
Morningstar Small Blend Category Average[2]	20.14	60.17	13.54	13.14

1.	The Russell 2000® Index is the Portfolio’s primary benchmark. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. An investment cannot be made directly in an index.
2.	The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Wellington Small Cap Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,168.30	$3.98	$1,021.13	$3.71	0.74%
Service Class Shares	$1,000.00	$1,166.80	$5.32	$1,019.89	$4.96	0.99%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Wellington Small Cap Portfolio

Industry Composition as of June 30, 2021 (Unaudited)
Banks	9.0%
Software	8.1
Biotechnology	5.2
Semiconductors & Semiconductor Equipment	4.4
Health Care Equipment & Supplies	4.3
Equity Real Estate Investment Trusts	3.9
Machinery	3.5
Commercial Services & Supplies	3.1
Health Care Providers & Services	2.6
Thrifts & Mortgage Finance	2.5
Electronic Equipment, Instruments & Components	2.4
IT Services	2.2
Diversified Consumer Services	2.2
Textiles, Apparel & Luxury Goods	2.2
Media	2.2
Consumer Finance	2.1
Hotels, Restaurants & Leisure	2.1
Professional Services	2.0
Exchange–Traded Funds	1.9
Building Products	1.8
Health Care Technology	1.8
Household Durables	1.6
Electrical Equipment	1.5
Internet & Direct Marketing Retail	1.5
Capital Markets	1.5
Specialty Retail	1.5
Food Products	1.5
Metals & Mining	1.4
Insurance	1.3
Leisure Products	1.3%
Personal Products	1.3
Trading Companies & Distributors	1.2
Chemicals	1.2
Gas Utilities	1.1
Auto Components	1.0
Energy Equipment & Services	1.0
Life Sciences Tools & Services	0.9
Construction & Engineering	0.9
Multiline Retail	0.7
Diversified Financial Services	0.6
Paper & Forest Products	0.6
Communications Equipment	0.6
Marine	0.5
Entertainment	0.5
Air Freight & Logistics	0.5
Beverages	0.5
Electric Utilities	0.5
Real Estate Management & Development	0.5
Household Products	0.5
Aerospace & Defense	0.4
Pharmaceuticals	0.4
Diversified Telecommunication Services	0.3
Mortgage Real Estate Investment Trusts	0.2
Short–Term Investments	4.7
Other Assets, Less Liabilities	–3.2
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings as of June 30, 2021 (excluding short-term investments) (Unaudited)
1.	Tower Semiconductor Ltd.
2.	iShares Russell 2000 ETF
3.	Cardlytics, Inc.
4.	Hostess Brands, Inc.
5.	Skyline Champion Corp.
6.	EnerSys
7.	PRA Group, Inc.
8.	Federal Agricultural Mortgage Corp., Class C
9.	Rapid7, Inc.
10.	Varonis Systems, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC (“MacKay Shields”), the Portfolio’s former Subadvisor, and Gregg R. Thomas and Roberto J. Isch of Wellington Management Company LLP (“Wellington”).
How did MainStay VP Wellington Small Cap Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP Wellington Small Cap Portfolio returned 16.83% for Initial Class shares and 16.68% for Service Class shares. Over the same period, both share classes underperformed the 17.54% return of the Russell 2000® Index (“the Index”), which is the Portfolio’s benchmark, and the 20.14% return of the Morningstar Small Blend Category Average.1
Were there any changes to the Fund during the reporting period?
At meetings held on January 21, January 25 and February 3, 2021, the Board of Trustees of MainStay VP Funds Trust considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP as the Portfolio’s subadvisor, and the related subadvisory agreement; (ii) changing the Portfolio’s name; and (iii) modifying the Portfolio’s principal investment strategies and investment process. For more information on these and other changes refer to the supplement dated February 5, 2021.
In the process of implementing the new principal investment strategies and investment process, the Portfolio may have experienced a high level of portfolio turnover. Also, during this transition period, the Portfolio may not have been pursuing its investment objective or may not have been managed consistent with its investment strategies as stated in the Prospectus. This may have impacted the Portfolio’s performance.
What factors affected the Portfolio’s relative performance during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Portfolio, the Portfolio outperformed the Index helped by both allocation and strong stock selection. In terms of stock-selection model efficacy, the combination of signals used by the Portfolio’s quantitative stock selection model was rewarded primarily by valuation measures.
Wellington
During the time Wellington managed the Portfolio, the Portfolio underperformed the Index primarily due to security selection. Sector allocation, a result of our bottom-up stock selection process, also weighed on relative results.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
MacKay Shields
During the time MacKay Shields managed the Portfolio, the strongest positive contributors to the Portfolio’s performance relative to the Index were the information technology, financials and industrials sectors. (Contributions take weightings and total returns into account.) During the same period, the most significant detractors from relative performance were the materials, energy and real estate sectors.
Wellington
During the time Wellington managed the Portfolio, security selection in the information technology sector contributed positively to performance relative to the Index, followed by utilities. The sectors that detracted most significantly from relative performance were consumer discretionary, followed by health care and communication services, with consumer discretionary and health care posting negative absolute returns. For all three of these sectors, weak security selection was primarily responsible for the Portfolio’s relative underperformance.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
MacKay Shields
The stocks providing the strongest positive contributions to the Portfolio’s absolute performance during the time MacKay Shields managed the Portfolio included shares in computer game and electronic entertainment retailer GameStop, biotechnology developer Novavax, and electrical components & equipment maker Atkore. During the same period, the most significant detractors from absolute performance were shares in biotechnology firm Amicus Therapeutics, residential solar equipment company Sunrun and biotechnology firm Editas Medicine.
Wellington
The strongest positive contributors to absolute performance during the time Wellington managed the Portfolio were holdings in engineering company Lydall, land drilling contractor Nabors Industries, and enterprise software provider Cloudera. Shares of

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Wellington Small Cap Portfolio

Lydall soared as the company received an unexpected buyout offer from competitor Unifax. Shares of Nabors Industries rose in June 2021 after the company distributed warrants to its shareholders to purchase common shares. The share price of Cloudera spiked after the company announced it had arranged a deal to be bought out by two other firms in a private, all-cash offer.
The most significant detractors from the Portfolio’s absolute performance were holdings in digital media and promotions company Quotient Technology, luxury consignment retailer The RealReal, and pharmaceutical company ChemoCentryx. Shares of Quotient Technology declined after the company reported a loss for the first quarter of 2021, missing consensus estimates and reporting a decline in gross margins compared to the prior year. Shares of The RealReal fell after the company reported its financial results for the first quarter. While revenue rose year-over-year and exceeded estimates, the company posted a quarterly loss that missed consensus expectations. Shares of ChemoCentryx fell sharply after the U.S. Food and Drug Administration (FDA) Arthritis Advisory Committee split on its recommendation for the company’s new drug application for avacopan, a candidate for the treatment of anti-neutrophil cytoplasmic autoantibody-associated vasculitis. While the panel narrowly supported a positive recommendation on safety and risk-benefit grounds, panelists were evenly divided on whether the drug’s efficacy data supported approval. The close vote prompted concern about the drug’s prospects before the FDA.
Did the Portfolio make any significant purchases or sales during the reporting period?
MacKay Shields
The Portfolio’s largest initial purchase during the time MacKay Shields managed the Portfolio was in telecommunications services provider Iridium Communications, while the largest increase in position size was in media company TEGNA. The Portfolio's largest full sale was its position in health care management firm HMS Holdings, while its most significantly decreased position size was in Editas Medicine.
Wellington
During the time Wellington managed the Portfolio, we eliminated the Portfolio’s positions in Lydall and Cloudera on strength. Additionally, we eliminated the Portfolio’s position in ChemoCentryx after the FDA advisory panel’s narrow decision on the company’s drug application for avacopan.
How did the Portfolio’s sector weightings change during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Portfolio, the largest increases in sector exposures relative to the Index were in the communication services and information technology sectors. Conversely, the Portfolio's largest decreases in relative sector exposures were in the health care and real estate sectors.
Wellington
During the time Wellington managed the Portfolio, the most notable increases in absolute sector exposures were to financials and, to a lesser extent, information technology. Notable reductions in the Portfolio’s absolute sector exposures included health care and energy.
How was the Portfolio positioned at the end of the reporting period?
MacKay Shields
At the end of the period when MacKay Shields managed the Portfolio, the Portfolio held its largest overweight positions relative to the Index in the information technology and consumer discretionary sectors. As of the same date, the Portfolio’s most significantly underweight sector positions were in real estate and utilities.
Wellington
As of June 30, 2021, the Portfolio held its most overweight positions relative to the Index in the information technology and financials sectors, and its most underweight positions in health care and energy sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2021† (Unaudited)
	Shares	Value
Common Stocks 96.6%
Aerospace & Defense 0.4%
Curtiss-Wright Corp.	17,931	$ 2,129,486
Air Freight & Logistics 0.5%
Hub Group, Inc., Class A (a)	40,500	2,672,190
Auto Components 1.0%
Dana, Inc.	110,237	2,619,231
Gentherm, Inc. (a)	39,543	2,809,530
		5,428,761
Banks 9.0%
Allegiance Bancshares, Inc.	42,563	1,636,122
Ameris Bancorp	37,320	1,889,512
Bank OZK	69,100	2,913,256
Berkshire Hills Bancorp, Inc.	110,574	3,030,833
Cadence Bancorp	139,700	2,916,936
First Hawaiian, Inc.	80,500	2,281,370
First Interstate BancSystem, Inc., Class A	62,292	2,605,674
First Midwest Bancorp, Inc.	91,500	1,814,445
FNB Corp.	192,800	2,377,224
Great Western Bancorp, Inc.	83,300	2,731,407
Home BancShares, Inc.	113,500	2,801,180
OFG Bancorp	114,200	2,526,104
Pacific Premier Bancorp, Inc.	68,134	2,881,387
Sandy Spring Bancorp, Inc.	68,241	3,011,475
Sterling Bancorp	101,880	2,525,605
Umpqua Holdings Corp.	144,184	2,660,195
United Community Banks, Inc.	66,000	2,112,660
Veritex Holdings, Inc.	68,000	2,407,880
Western Alliance Bancorp	18,195	1,689,406
		46,812,671
Beverages 0.5%
Boston Beer Co., Inc. (The), Class A (a)	2,539	2,591,811
Biotechnology 5.2%
Allakos, Inc. (a)	7,560	645,397
ALX Oncology Holdings, Inc. (a)	13,700	749,116
Amicus Therapeutics, Inc. (a)	180,300	1,738,092
Apellis Pharmaceuticals, Inc. (a)	56,445	3,567,324
Arena Pharmaceuticals, Inc. (a)	44,200	3,014,440
Ascendis Pharma A/S, ADR (a)	9,023	1,186,976
Celldex Therapeutics, Inc. (a)	67,678	2,263,152
Dicerna Pharmaceuticals, Inc. (a)	63,015	2,351,720
Kodiak Sciences, Inc. (a)	14,990	1,394,070
Kura Oncology, Inc. (a)	51,429	1,072,295
	Shares	Value

Biotechnology (continued)
Myovant Sciences Ltd. (a)(b)	130,916	$ 2,980,957
REVOLUTION Medicines, Inc. (a)	25,933	823,113
Rocket Pharmaceuticals, Inc. (a)	13,000	575,770
Sage Therapeutics, Inc. (a)	31,124	1,768,155
TCR2 Therapeutics, Inc. (a)	67,861	1,113,599
Turning Point Therapeutics, Inc. (a)	14,544	1,134,723
Y-mAbs Therapeutics, Inc. (a)	28,700	970,060
		27,348,959
Building Products 1.8%
Builders FirstSource, Inc. (a)	47,442	2,023,876
Gibraltar Industries, Inc. (a)	21,200	1,617,772
Insteel Industries, Inc.	94,389	3,034,606
PGT Innovations, Inc. (a)	120,428	2,797,543
		9,473,797
Capital Markets 1.5%
Greenhill & Co., Inc.	148,761	2,314,721
Hamilton Lane, Inc., Class A	28,200	2,569,584
Moelis & Co., Class A	50,817	2,890,979
		7,775,284
Chemicals 1.2%
Livent Corp. (a)	172,430	3,338,245
Minerals Technologies, Inc.	35,000	2,753,450
		6,091,695
Commercial Services & Supplies 3.1%
BrightView Holdings, Inc. (a)	139,536	2,249,320
CoreCivic, Inc. (a)	172,196	1,802,892
Deluxe Corp.	78,365	3,743,496
Herman Miller, Inc.	70,841	3,339,445
Interface, Inc.	181,300	2,773,890
Legalzoom.com, Inc. (a)	2,300	87,055
Loomis AB	67,826	2,121,618
US Ecology, Inc. (a)	5,700	213,864
		16,331,580
Communications Equipment 0.6%
Plantronics, Inc. (a)	69,634	2,905,827
Construction & Engineering 0.9%
Badger Infrastructure Solutions Ltd.	92,111	2,795,431
Fluor Corp. (a)	95,579	1,691,748
		4,487,179
Consumer Finance 2.1%
Enova International, Inc. (a)	84,629	2,895,158
Navient Corp.	170,573	3,297,176

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Wellington Small Cap Portfolio

	Shares	Value
Common Stocks (continued)
Consumer Finance (continued)
PRA Group, Inc. (a)	125,495	$ 4,827,793
		11,020,127
Diversified Consumer Services 2.2%
2U, Inc. (a)	58,820	2,451,029
Adtalem Global Education, Inc. (a)	70,182	2,501,287
Chegg, Inc. (a)	44,768	3,720,669
H&R Block, Inc.	122,267	2,870,829
		11,543,814
Diversified Financial Services 0.6%
ECN Capital Corp.	426,516	3,199,902
Diversified Telecommunication Services 0.3%
Bandwidth, Inc., Class A (a)	12,956	1,786,892
Electric Utilities 0.5%
Portland General Electric Co.	55,303	2,548,362
Electrical Equipment 1.5%
EnerSys	53,073	5,186,824
nVent Electric plc	84,464	2,638,656
		7,825,480
Electronic Equipment, Instruments & Components 2.4%
FARO Technologies, Inc. (a)	35,088	2,728,794
II-VI, Inc. (a)	45,040	3,269,454
Knowles Corp. (a)	131,632	2,598,416
Novanta, Inc. (a)	9,831	1,324,825
PAR Technology Corp. (a)(b)	39,500	2,762,630
		12,684,119
Energy Equipment & Services 1.0%
DMC Global, Inc. (a)	33,500	1,883,035
Nabors Industries Ltd. (a)(b)	30,500	3,484,320
		5,367,355
Entertainment 0.5%
IMAX Corp. (a)	127,100	2,732,650
Equity Real Estate Investment Trusts 3.9%
Acadia Realty Trust	151,022	3,316,443
Empire State Realty Trust, Inc., Class A	225,300	2,703,600
Essential Properties Realty Trust, Inc.	84,254	2,278,228
Pebblebrook Hotel Trust	116,100	2,734,155
Piedmont Office Realty Trust, Inc., Class A	143,000	2,641,210
Ryman Hospitality Properties, Inc. (a)	25,489	2,012,612
	Shares	Value

Equity Real Estate Investment Trusts (continued)
Uniti Group, Inc.	244,900	$ 2,593,491
Xenia Hotels & Resorts, Inc. (a)	98,562	1,846,066
		20,125,805
Food Products 1.5%
Calavo Growers, Inc.	27,900	1,769,418
Hostess Brands, Inc. (a)	356,305	5,768,578
		7,537,996
Gas Utilities 1.1%
New Jersey Resources Corp.	74,456	2,946,224
South Jersey Industries, Inc.	116,181	3,012,573
		5,958,797
Health Care Equipment & Supplies 4.3%
Avanos Medical, Inc. (a)	56,400	2,051,268
Envista Holdings Corp. (a)	57,200	2,471,612
Globus Medical, Inc., Class A (a)	25,400	1,969,262
Hill-Rom Holdings, Inc.	16,829	1,911,606
Integra LifeSciences Holdings Corp. (a)	37,440	2,554,906
Lantheus Holdings, Inc. (a)	125,200	3,460,528
NuVasive, Inc. (a)	42,100	2,853,538
Orthofix Medical, Inc. (a)	60,700	2,434,677
SI-BONE, Inc. (a)	88,924	2,798,438
		22,505,835
Health Care Providers & Services 2.6%
Accolade, Inc. (a)	49,604	2,693,993
AMN Healthcare Services, Inc. (a)	33,200	3,219,736
LHC Group, Inc. (a)	11,565	2,316,007
Oak Street Health, Inc. (a)	44,075	2,581,473
Premier, Inc., Class A	76,638	2,666,236
		13,477,445
Health Care Technology 1.8%
Health Catalyst, Inc. (a)	43,781	2,430,283
Multiplan Corp. (a)(b)	198,100	1,885,912
NextGen Healthcare, Inc. (a)	158,514	2,629,747
Omnicell, Inc. (a)	15,819	2,395,788
		9,341,730
Hotels, Restaurants & Leisure 2.1%
Boyd Gaming Corp. (a)	25,432	1,563,814
Hilton Grand Vacations, Inc. (a)	68,500	2,835,215
Penn National Gaming, Inc. (a)	13,600	1,040,264
Planet Fitness, Inc., Class A (a)	49,478	3,723,219
Wingstop, Inc.	11,730	1,849,000
		11,011,512
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Household Durables 1.6%
Cavco Industries, Inc. (a)	11,559	$ 2,568,294
Skyline Champion Corp. (a)	104,210	5,554,393
		8,122,687
Household Products 0.5%
Energizer Holdings, Inc.	55,188	2,371,980
Insurance 1.3%
Lancashire Holdings Ltd.	246,476	2,088,320
ProAssurance Corp.	116,225	2,644,119
SiriusPoint Ltd. (a)	214,891	2,163,952
		6,896,391
Internet & Direct Marketing Retail 1.5%
Porch Group, Inc. (a)	74,500	1,440,830
Quotient Technology, Inc. (a)	265,548	2,870,574
RealReal, Inc. (The) (a)	75,656	1,494,962
Shutterstock, Inc.	20,200	1,983,034
		7,789,400
IT Services 2.2%
BM Technologies, Inc. (a)	10,187	126,726
CSG Systems International, Inc.	45,740	2,158,013
LiveRamp Holdings, Inc. (a)	43,117	2,020,032
Perficient, Inc. (a)	42,504	3,418,172
Repay Holdings Corp. (a)	90,957	2,186,606
Verra Mobility Corp. (a)	116,000	1,782,920
		11,692,469
Leisure Products 1.3%
Polaris, Inc.	11,756	1,610,102
Sturm Ruger & Co., Inc.	30,100	2,708,398
YETI Holdings, Inc. (a)	27,921	2,563,706
		6,882,206
Life Sciences Tools & Services 0.9%
Codexis, Inc. (a)	137,227	3,109,564
NeoGenomics, Inc. (a)	38,700	1,748,079
		4,857,643
Machinery 3.5%
Altra Industrial Motion Corp.	48,235	3,136,240
Astec Industries, Inc.	48,563	3,056,555
Colfax Corp. (a)	37,500	1,717,875
Hydrofarm Holdings Group, Inc. (a)(b)	24,318	1,437,437
Kennametal, Inc.	85,990	3,088,761
Kornit Digital Ltd. (a)	7,400	920,042
Middleby Corp. (The) (a)	14,714	2,549,347
	Shares	Value

Machinery (continued)
REV Group, Inc.	155,572	$ 2,440,925
		18,347,182
Marine 0.5%
Kirby Corp. (a)	45,567	2,763,183
Media 2.2%
Cardlytics, Inc. (a)	50,355	6,391,560
Criteo SA, Sponsored ADR (a)	52,343	2,367,474
TEGNA, Inc.	142,964	2,682,005
		11,441,039
Metals & Mining 1.4%
Carpenter Technology Corp.	61,000	2,453,420
Compass Minerals International, Inc.	38,199	2,263,673
MP Materials Corp. (a)(b)	76,400	2,816,104
		7,533,197
Mortgage Real Estate Investment Trusts 0.2%
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	20,400	1,145,460
Multiline Retail 0.7%
Ollie's Bargain Outlet Holdings, Inc. (a)	43,813	3,685,988
Paper & Forest Products 0.6%
Schweitzer-Mauduit International, Inc.	73,017	2,948,426
Personal Products 1.3%
Edgewell Personal Care Co.	83,500	3,665,650
Medifast, Inc.	10,970	3,104,291
		6,769,941
Pharmaceuticals 0.4%
Arvinas, Inc. (a)	25,300	1,948,100
Professional Services 2.0%
ICF International, Inc.	31,672	2,782,702
Kforce, Inc.	47,049	2,960,793
Science Applications International Corp.	30,400	2,666,992
TriNet Group, Inc. (a)	27,500	1,993,200
		10,403,687
Real Estate Management & Development 0.5%
Marcus & Millichap, Inc. (a)	65,000	2,526,550

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Wellington Small Cap Portfolio

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 4.4%
ACM Research, Inc., Class A (a)(b)	19,776	$ 2,021,503
Ichor Holdings Ltd. (a)	41,137	2,213,171
Maxeon Solar Technologies Ltd. (a)(b)	43,844	939,577
Rambus, Inc. (a)	152,761	3,621,963
Silicon Motion Technology Corp., ADR	44,663	2,862,898
Synaptics, Inc. (a)	12,200	1,898,076
Tower Semiconductor Ltd. (a)	326,473	9,608,100
		23,165,288
Software 8.1%
8x8, Inc. (a)	107,600	2,986,976
Agilysys, Inc. (a)	67,861	3,859,255
Box, Inc., Class A (a)	143,861	3,675,649
Clear Secure, Inc., Class A (a)	1,500	60,000
Digital Turbine, Inc. (a)	49,767	3,783,785
InterDigital, Inc.	35,216	2,571,824
J2 Global, Inc. (a)	18,939	2,605,059
Jamf Holding Corp. (a)	61,533	2,065,663
Manhattan Associates, Inc. (a)	16,344	2,367,265
PROS Holdings, Inc. (a)	61,800	2,816,226
Rapid7, Inc. (a)	45,725	4,326,957
SentinelOne, Inc., Class A (a)	1,500	63,750
Telos Corp. (a)	45,320	1,541,333
Varonis Systems, Inc. (a)	70,566	4,066,013
Veritone, Inc. (a)(b)	123,814	2,440,374
Xperi Holding Corp.	138,515	3,080,574
		42,310,703
Specialty Retail 1.5%
Children's Place, Inc. (The) (a)	25,096	2,335,434
Five Below, Inc. (a)	16,741	3,235,533
Floor & Decor Holdings, Inc., Class A (a)	20,242	2,139,579
		7,710,546
Textiles, Apparel & Luxury Goods 2.2%
Carter's, Inc.	28,119	2,901,037
Kontoor Brands, Inc. (b)	46,693	2,633,952
Movado Group, Inc.	85,221	2,681,905
Steven Madden Ltd.	74,679	3,267,953
		11,484,847
Thrifts & Mortgage Finance 2.5%
Federal Agricultural Mortgage Corp., Class C	44,450	4,396,105
MGIC Investment Corp.	191,654	2,606,494
NMI Holdings, Inc., Class A (a)	75,048	1,687,079
Radian Group, Inc.	115,600	2,572,100
	Shares	Value

Thrifts & Mortgage Finance (continued)
WSFS Financial Corp.	37,200	$ 1,733,148
		12,994,926
Trading Companies & Distributors 1.2%
Applied Industrial Technologies, Inc.	32,624	2,970,741
Boise Cascade Co.	54,800	3,197,580
		6,168,321
Total Common Stocks (Cost $492,629,241)		504,677,221
Exchange-Traded Funds 1.9%
iShares Russell 2000 ETF (b)	39,311	9,016,764
iShares Russell 2000 Value ETF	5,157	854,876
Total Exchange-Traded Funds (Cost $9,570,978)		9,871,640

	Number of Warrants
Warrant 0.0% ‡
Energy Equipment & Services 0.0% ‡
Nabors Industries Ltd.
Expires 6/11/26 (a)	12,200	122,000
Total Warrant (Cost $0)		122,000

	Shares
Short-Term Investments 4.7%
Affiliated Investment Company 1.3%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	7,160,850	7,160,850
Unaffiliated Investment Company 3.4%
Wells Fargo Government Money Market Fund, 0.025% (c)(d)	17,703,457	17,703,457
Total Short-Term Investments (Cost $24,864,307)		24,864,307
Total Investments (Cost $527,064,526)	103.2%	539,535,168
Other Assets, Less Liabilities	(3.2)	(16,903,027)
Net Assets	100.0%	$ 522,632,141

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of June 30, 2021, the aggregate market value of securities on loan was $23,778,040; the total market value of collateral held by the Portfolio was $24,269,340. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $6,565,883. The Portfolio received cash collateral with a value of $17,703,457. (See Note 2(H))
(c)	Current yield as of June 30, 2021.
(d)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
ADR—American Depositary Receipt
ETF—Exchange-Traded Fund

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 504,677,221	$ —	$ —	$ 504,677,221
Exchange-Traded Funds	9,871,640	—	—	9,871,640
Warrant	122,000	—	—	122,000
Short-Term Investments
Affiliated Investment Company	7,160,850	—	—	7,160,850
Unaffiliated Investment Company	17,703,457	—	—	17,703,457
Total Short-Term Investments	24,864,307	—	—	24,864,307
Total Investments in Securities	$ 539,535,168	$ —	$ —	$ 539,535,168

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Wellington Small Cap Portfolio

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $519,903,676) including securities on loan of $23,778,040	$532,374,318
Investment in affiliated investment companies, at value (identified cost $7,160,850)	7,160,850
Cash	729
Receivables:
Investment securities sold	1,928,797
Dividends	345,535
Securities lending	6,799
Other assets	7,468
Total assets	541,824,496
Liabilities
Cash collateral received for securities on loan	17,703,457
Payables:
Investment securities purchased	983,123
Manager (See Note 3)	297,077
NYLIFE Distributors (See Note 3)	65,382
Portfolio shares redeemed	63,495
Custodian	43,223
Professional fees	36,146
Shareholder communication	452
Total liabilities	19,192,355
Net assets	$522,632,141
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 38,397
Additional paid-in-capital	393,691,835
393,730,232
Total distributable earnings (loss)	128,901,909
Net assets	$522,632,141
Initial Class
Net assets applicable to outstanding shares	$204,347,323
Shares of beneficial interest outstanding	14,914,842
Net asset value per share outstanding	$ 13.70
Service Class
Net assets applicable to outstanding shares	$318,284,818
Shares of beneficial interest outstanding	23,482,033
Net asset value per share outstanding	$ 13.55

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $15,189)	$ 2,743,069
Securities lending	38,718
Dividends-affiliated	160
Total income	2,781,947
Expenses
Manager (See Note 3)	2,099,857
Distribution/Service—Service Class (See Note 3)	400,848
Professional fees	63,246
Shareholder communication	62,025
Custodian	37,510
Trustees	5,102
Miscellaneous	7,390
Total expenses before waiver/reimbursement	2,675,978
Expense waiver/reimbursement from Manager (See Note 3)	(332,762)
Net expenses	2,343,216
Net investment income (loss)	438,731
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	157,411,583
Foreign currency transactions	(6,745)
Net realized gain (loss)	157,404,838
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(74,925,073)
Net realized and unrealized gain (loss)	82,479,765
Net increase (decrease) in net assets resulting from operations	$ 82,918,496
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Wellington Small Cap Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 438,731	$ 1,155,825
Net realized gain (loss)	157,404,838	(4,645,271)
Net change in unrealized appreciation (depreciation)	(74,925,073)	49,572,838
Net increase (decrease) in net assets resulting from operations	82,918,496	46,083,392
Distributions to shareholders:
Initial Class	—	(219,144)
Capital share transactions:
Net proceeds from sales of shares	13,562,526	28,506,306
Net asset value of shares issued to shareholder in reinvestment of distributions	—	219,144
Cost of shares redeemed	(75,914,059)	(88,033,138)
Increase (decrease) in net assets derived from capital share transactions	(62,351,533)	(59,307,688)
Net increase (decrease) in net assets	20,566,963	(13,443,440)
Net Assets
Beginning of period	502,065,178	515,508,618
End of period	$522,632,141	$502,065,178
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,				May 2, 2016^ through December 31, 2016
Initial Class		2020	2019	2018	2017
Net asset value at beginning of period	$ 11.73	$ 10.65	$ 9.82	$ 13.16	$ 11.73	$ 10.00
Net investment income (loss) (a)	0.02	0.04	0.05	0.04	0.01	0.03
Net realized and unrealized gain (loss) on investments	1.95	1.05	1.61	(1.71)	1.63	1.88
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—	—	—	—
Total from investment operations	1.97	1.09	1.66	(1.67)	1.64	1.91
Less distributions:
From net investment income	—	(0.01)	(0.02)	—	—	(0.02)
From net realized gain on investments	—	—	(0.81)	(1.67)	(0.21)	(0.16)
Total distributions	—	(0.01)	(0.83)	(1.67)	(0.21)	(0.18)
Net asset value at end of period	$ 13.70	$ 11.73	$ 10.65	$ 9.82	$ 13.16	$ 11.73
Total investment return (b)	16.79%(c)	10.22%	17.82%	(15.11)%	13.93%	19.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.32%††	0.42%	0.48%	0.33%	0.10%	0.39%††
Net expenses (d)	0.74%††	0.75%	0.82%	0.90%	0.90%	1.00%††
Expenses (before waiver/reimbursement) (d)	0.87%††	0.86%	0.86%	0.90%	0.90%	1.00%††
Portfolio turnover rate	44%	225%	257%	161%	159%	180%
Net assets at end of period (in 000’s)	$ 204,347	$ 197,586	$ 198,292	$ 123,857	$ 180,840	$ 164,253

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Wellington Small Cap Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,				May 2, 2016^ through December 31, 2016
Service Class		2020	2019	2018	2017
Net asset value at beginning of period	$ 11.61	$ 10.56	$ 9.76	$ 13.11	$ 11.72	$ 10.00
Net investment income (loss) (a)	0.00‡	0.02	0.02	0.01	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	1.94	1.03	1.59	(1.69)	1.62	1.88
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—	—	—	—
Total from investment operations	1.94	1.05	1.61	(1.68)	1.60	1.89
Less distributions:
From net investment income	—	—	(0.00)‡	—	—	(0.01)
From net realized gain on investments	—	—	(0.81)	(1.67)	(0.21)	(0.16)
Total distributions	—	—	(0.81)	(1.67)	(0.21)	(0.17)
Net asset value at end of period	$ 13.55	$ 11.61	$ 10.56	$ 9.76	$ 13.11	$ 11.72
Total investment return (b)	16.71%(c)	9.94%(c)	17.53%	(15.32)%	13.64%	18.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.07%††	0.17%	0.22%	0.09%	(0.15)%	0.16%††
Net expenses (d)	0.99%††	1.00%	1.07%	1.15%	1.15%	1.25%††
Expenses (before waiver/reimbursement) (d)	1.12%††	1.11%	1.12%	1.15%	1.15%	1.25%††
Portfolio turnover rate	44%	225%	257%	161%	159%	180%
Net assets at end of period (in 000’s)	$ 318,285	$ 304,479	$ 317,216	$ 136,965	$ 176,295	$ 175,015

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Wellington Small Cap Portfolio (formerly known as MainStay VP MacKay Small Cap Core Portfolio) (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 2, 2016
Service Class	May 2, 2016
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

20	MainStay VP Wellington Small Cap Portfolio

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
21

Notes to Financial Statements (Unaudited) (continued)
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes

22	MainStay VP Wellington Small Cap Portfolio

of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of June 30, 2021 are shown in the Portfolio of Investments.
(J) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective May 1, 2021, due to the replacement of MacKay Shields LLC ("MacKay Shields") as the Portfolio’s subadvisor and the appointment of Wellington Management Company LLP (“Wellington” or the “Subadvisor”) as the Portfolio’s subadvisor. Wellington, a registered investment adviser, is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between
23

Notes to Financial Statements (Unaudited) (continued)
New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.80% up to $1 billion; 0.775% from $1 billion to $2 billion; and 0.75% in excess of $2 billion. During the six-month period ended June 30, 2021, the effective management fee rate was 0.80% (exclusive of any applicable waivers/reimbursements).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) portfolio/fund fees and expenses) of of Initial Class shares do not exceed 0.74% of the Portfolio's average daily net assets of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement to Service Class shares. This agreement will remain in effect until May 1, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended June 30, 2021, New York Life Investments earned fees from the Portfolio in the amount of $2,099,857 and waived fees and/or reimbursed expenses in the amount of $332,762 and paid MacKay Shields and Wellington $612,245 and $295,394, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments.
These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C) Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ —	$ 86,708	$ (79,547)	$ —	$ —	$ 7,161	$ —(a)	$ —	7,161

(a)	Less than $500.

24	MainStay VP Wellington Small Cap Portfolio

Note 4-Federal Income Tax
As of June 30, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$539,333,232	$20,257,003	$(20,055,067)	$201,936
As of December 31, 2020, for federal income tax purposes, capital loss carryforwards of $30,847,126, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$29,441	$1,406
During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$219,144
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $10,362 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2021, purchases and sales of securities, other than short-term securities, were $226,983 and $265,149, respectively.
The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the six-month period ended June 30, 2021, such purchases were $1,835.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:
25

Notes to Financial Statements (Unaudited) (continued)
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	494,106	$ 6,649,831
Shares redeemed	(2,430,919)	(32,950,064)
Net increase (decrease)	(1,936,813)	$(26,300,233)
Year ended December 31, 2020:
Shares sold	549,601	$ 4,722,504
Shares issued to shareholders in reinvestment of distributions	22,016	219,144
Shares redeemed	(2,337,460)	(23,020,294)
Net increase (decrease)	(1,765,843)	$(18,078,646)

Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	532,798	$ 6,912,695
Shares redeemed	(3,267,326)	(42,963,995)
Net increase (decrease)	(2,734,528)	$(36,051,300)
Year ended December 31, 2020:
Shares sold	3,009,340	$ 23,783,802
Shares redeemed	(6,822,754)	(65,012,844)
Net increase (decrease)	(3,813,414)	$(41,229,042)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
26	MainStay VP Wellington Small Cap Portfolio

Board Consideration and Approval of Subadvisory Agreement with Wellington Management Company LLP (Unaudited)
The Subadvisory Agreement between New York Life Investment Management LLC (“New York Life Investments”) and Wellington Management Company LLP (“Wellington”) with respect to the MainStay VP Wellington Small Cap Portfolio (formerly known as the MainStay VP MacKay Small Cap Core Portfolio) (“Portfolio”) (“New Subadvisory Agreement”), must be approved initially and, following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its February 3, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the New Subadvisory Agreement for an initial two-year period, subject to shareholder approval (which was obtained at a shareholder meeting held on April 5, 2021).
At meetings held on January 21, January 25 and February 3, 2021, the Board considered and approved New York Life Investments’ recommendations to appoint Wellington as the subadvisor to the Portfolio, to approve the New Subadvisory Agreement and to approve the related changes to the Portfolio’s principal investment strategies, name and investment process (the “Repositioning”), all effective on or about May 1, 2021. The Board noted that the material terms of the New Subadvisory Agreement are substantially identical to the terms of the then-current subadvisory agreement with MacKay Shields LLC (“MacKay”) with respect to the Portfolio, but that the subadvisory fee schedule under the New Subadvisory Agreement with Wellington includes fees that are lower at every level of assets than the subadvisory fees paid to MacKay under the then-current subadvisory agreement.
In reaching the decisions to approve the Repositioning and New Subadvisory Agreement, the Board considered information furnished by New York Life Investments and Wellington in connection with meetings of the Board and its Contracts, Investment and Risk and Compliance Oversight Committees held on January 21, January 25 and February 3, 2021, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. In addition, the Board considered information previously provided to the Board in connection with its review of the subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee. The Board also considered information furnished by Wellington in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the New Subadvisory Agreement and investment performance reports on the Portfolio as well as presentations from New York Life Investments and Wellington personnel. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The
Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In considering the Repositioning and the New Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services to be provided to the Portfolio by Wellington; (ii) the investment performance of the Portfolio, the qualifications of the proposed portfolio managers of the Portfolio and the historical investment performance of products managed by such portfolio managers with investment strategies similar to those of the Portfolio, as repositioned; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by Wellington from its relationship with the Portfolio; (iv) the extent to which economies of scale may be realized if the Portfolio grows and the extent to which economies of scale may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s proposed subadvisory fee to be paid by New York Life Investments to Wellington and estimated total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s proposed fees and estimated expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s proposed fees and estimated total ordinary operating expenses as compared to the peer funds identified by New York Life Investments.
Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement were based on a consideration of the information provided to the Trustees throughout the year, such as presentations from Wellington personnel, as well as information furnished specifically in connection with the contract review process for the Portfolio, in each case as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Wellington with respect to the Portfolio. The Board took note of New York Life Investments’ belief that Wellington, with its resources and historical investment performance track record for strategies similar to those of the Portfolio, as repositioned, is well qualified to serve as the Portfolio’s subadvisor. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.

27

Board Consideration and Approval of Subadvisory Agreement with Wellington Management Company LLP (Unaudited) (continued)
The factors that figured prominently in the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decisions.
Nature, Extent and Quality of Services to be Provided by Wellington
In considering the Repositioning and the New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Portfolio, noting that New York Life Investments is responsible for supervising the Portfolio’s subadvisor. The Board examined the nature, extent and quality of the investment advisory services that Wellington proposed to provide to the Portfolio. Further, the Board evaluated and/or examined the following with regard to Wellington:
•	experience in providing investment advisory services;
•	experience in serving as advisor or subadvisor to other accounts (noting that none of which are registered investment companies) with similar strategies as those of the Portfolio, as repositioned, and the performance track record of those accounts;
•	experience of investment advisory, senior management and administrative personnel;
•	overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Wellington;
•	New York Life Investments’ and Wellington’s belief that their respective compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws and their commitment to further developing and strengthening compliance programs relating to the MainStay Group of Funds generally and the Portfolio specifically;
•	ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio;
•	portfolio construction and risk management processes;
•	experience of the Portfolio’s proposed portfolio managers, including with respect to investment strategies similar to those of the Portfolio, as repositioned, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers; and
•	overall reputation, financial condition and assets under management.
Based on these considerations, the Board concluded that the Portfolio would likely benefit from the nature, extent and quality of the proposed investment advisory services to be provided by Wellington.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositioning, and the New Subadvisory Agreement considered by New York Life Investments. In addition, the Board considered steps taken to seek to improve the Portfolio’s investment performance and discussions between the Portfolio’s current portfolio management team and the Investment Committee of the Board. The Board further considered that shareholders may benefit from Wellington’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Portfolio, as repositioned, was not available.
The Board evaluated the Portfolio’s proposed portfolio management team, investment process, strategies and risks. The Board noted that Wellington currently manages one or more portfolios with investment strategies similar to those of the Portfolio, as repositioned. Additionally, the Board considered the historical performance of such portfolio or portfolios and other portfolios managed by the proposed portfolio managers for the Portfolio. The Board observed that the composite performance information of such portfolio or portfolios, gross of fees for the periods ended November 30, 2020, versus the benchmark and the Portfolio, had been favorable over historical time periods (evaluated since March 31, 2018). The Board noted that the composite performance information had outperformed the benchmark index and the Portfolio over the one- and two-year periods ended November 30, 2020, and for 2019. Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by Wellington.
Based on these considerations, the Board concluded that the selection of Wellington as the subadvisor to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.
Costs of the Services to be Provided, and Profits to be Realized, by Wellington
The Board considered the anticipated costs of the services to be provided by Wellington under the New Subadvisory Agreement and the profits expected to be realized by Wellington due to its relationship with the Portfolio. The Board considered that Wellington’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that these fees would be paid by New York Life Investments, not the Portfolio.

28	MainStay VP Wellington Small Cap Portfolio

In evaluating the anticipated costs of the services to be provided by Wellington and profits expected to be realized by Wellington, the Board considered, among other factors, Wellington’s investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the services proposed to be provided to the Portfolio, and that New York Life Investments would be responsible for paying the subadvisory fee to Wellington. The Board also considered the financial resources of Wellington and acknowledged that Wellington must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for Wellington to be able to provide high-quality services to the Portfolio.
In considering anticipated costs and profitability, the Board also considered certain fall-out benefits that may be realized by Wellington due to its relationship with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the potential benefits to Wellington from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to Wellington in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In addition, the Board also requested and received information from New York Life Investments concerning other material business relationships between Wellington and its affiliates and New York Life Investments and its affiliates, and considered the existence of a strategic partnership between New York Life Investments and Wellington that relates to certain current and future products that represented a conflict of interest associated with New York Life Investments’ recommendation to approve the Repositioning and the New Subadvisory Agreement.
The Board took into account the fact that the Portfolio would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and Wellington that a significant portion of the holdings of the Portfolio would be sold to align the Portfolio’s holdings with the strategies that would be pursued by Wellington. Additionally, the Board considered New York Life Investments’ representation that New York Life Investments would work closely with Wellington to seek to execute the optimal transition strategy and that New York Life Investments would make every effort to minimize potential direct and indirect costs associated with the Repositioning.
The Board considered that any profits realized by Wellington due to its relationship with the Portfolio would be the result of arm’s-length negotiations between New York Life Investments and Wellington, acknowledging that any such profits would be based on fees paid to Wellington by New York Life Investments, not the Portfolio.
Subadvisory Fee and Estimated Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee to be paid under the New Subadvisory Agreement and the Portfolio’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Portfolio to New York Life Investments because the subadvisory fee to be paid to Wellington would be paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s proposed fees and estimated expenses, the Board considered information provided by New York Life Investments on fees and expenses of peer funds. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s proposed expense structure would permit economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s proposed expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the Repositioning and the New Subadvisory Agreement.
29

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
30	MainStay VP Wellington Small Cap Portfolio

Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
31

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
nylinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2021 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781641	MSVPSCC10-08/21
(NYLIAC) NI530

MainStay VP Candriam Emerging Markets Equity Portfolio
(formerly known as MainStay VP Emerging Markets Equity Portfolio)

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the U.S. Federal Reserve. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date[1,2,3]	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[4]
Initial Class Shares	2/17/2012	10.62%	48.03%	14.16%	3.84%	1.19%
Service Class Shares	2/17/2012	10.49	47.66	13.87	3.58	1.44

1.	Effective January 13, 2015, the Portfolio changed its subadvisors and revised its principal investment strategies. The performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisors and principal investment strategies.
2.	Effective January 1, 2018, due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.
3.	Effective May 1, 2021, the Portfolio replaced one of its subadvisors and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio's prior subadvisor and principal investment strategies.
4.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
MSCI Emerging Markets Index (Net)[1]	7.45%	40.90%	13.03%	5.29%
Morningstar Diversified Emerging Markets Category Average[2]	8.81	41.51	11.77	5.05

1.	The MSCI Emerging Markets Index (Net) is the Portfolio's primary benchmark. The MSCI Emerging Markets Index (Net) is a broad-based benchmark that is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These funds invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Candriam Emerging Markets Equity Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,106.20	$6.06	$1,019.04	$5.81	1.16%
Service Class Shares	$1,000.00	$1,104.90	$7.36	$1,017.80	$7.05	1.41%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Candriam Emerging Markets Equity Portfolio

Country Composition as of June 30, 2021 (Unaudited)
China	39.9%
Republic of Korea	12.9
India	11.9
Taiwan	11.3
Brazil	6.9
Russia	3.4
South Africa	3.3
Mexico	2.0
Hong Kong	1.8
Poland	1.3
Thailand	1.1
Indonesia	0.7%
Peru	0.7
Chile	0.5
Argentina	0.4
Hungary	0.2
Turkey	0.2
Canada	0.1
Greece	0.0‡
Other Assets, Less Liabilities	1.4
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings as of June 30, 2021 (excluding short-term investments) (Unaudited)
1.	Taiwan Semiconductor Manufacturing Co. Ltd.
2.	Samsung Electronics Co. Ltd.
3.	Tencent Holdings Ltd.
4.	Alibaba Group Holding Ltd.
5.	Meituan
6.	KB Financial Group, Inc.
7.	TCS Group Holding plc (Registered)
8.	China Merchants Bank Co. Ltd., Class H
9.	Naspers Ltd., Class N
10.	China Construction Bank Corp., Class H

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Ping Wang, PhD, and Rui Tang, CFA, of MacKay Shields LLC (“MacKay Shields”), a Subadvisor of the Portfolio, and portfolio managers Jan Boudewijns,1 Paulo Salazar, Philip Screve and Lamine Saidi of Candriam Belgium S.A. (“Candriam”), a Subadvisor of the Portfolio.
How did MainStay VP Candriam Emerging Markets Equity Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP Candriam Emerging Markets Equity Portfolio returned 10.62% for Initial Class shares and 10.49% for Service Class shares. Over the same period, both share classes outperformed the 7.45% return of the MSCI Emerging Markets Index (Net) (“the Index”), which is the Portfolio’s benchmark, and the 8.81% return of the Morningstar Diversified Emerging Markets Category Average.2
Were there any changes to the Portfolio during the reporting period?
At meetings held on January 21, January 25 and February 3, 2021, the Board of Trustees (“Board”) of MainStay VP Funds Trust (“Trust”) considered and approved, among other related proposals: (i) changing the Portfolio’s name and modifying its non-fundamental “names rule” investment policy; (ii) removing MacKay Shields as a Subadvisor to the Portfolio; and (iii) modifying the Portfolio’s principal investment strategies and investment process. For more information on these and other changes refer to the supplement dated February 5, 2021.
What factors affected the Portfolio’s relative performance during the reporting period?
Candriam
During the reporting period, the portion of the Portfolio subadvised by Candriam outperformed the Index almost entirely due to stock selection effect. Our stock selection process focuses on selecting companies expected to see higher earnings growth and profitability improvement compared to their peers. The flexibility and agility of this process enabled us to add exposure on a timely basis to companies we believed likely to see significant improvements in earnings, including those positioned to benefit from the recovery of the economy that was seen in the first half of 2021. Specifically, much of the Portfolio’s relative outperformance was driven by stock selection in the financials, materials and health care sectors among companies generating increased earnings due to the rollout of vaccines and reopening of economies.
MacKay Shields
During the time MacKay Shields co-managed the Portfolio, the portion of the Portfolio subadvised by MacKay Shields outperformed the Index due to strong security selection and positive sector allocation effects. In terms of stock-selection model efficacy, valuation measures provided the most highly rewarded signals used by our quantitative stock selection model.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
Candriam
In the portion of the Portfolio subadvised by Candriam, the strongest positive contribution to relative performance during the reporting period came from the financials sector, driven by strong stock selection and a meaningfully overweight position. (Contributions take weightings and total returns into account.) The materials and health care sectors made smaller positive contributions. The most significant detractors from relative performance during the reporting period were the consumer discretionary, consumer staples and energy sectors.
MacKay Shields
In the portion of the Portfolio subadvised by MacKay Shields, the sectors that made the most substantial positive contributions to the Portfolio’s performance relative to the Index included materials, information technology, and financials. During the time MacKay Shields managed the Portfolio, the utilities sector produced a negative contribution to return. In addition, the consumer staples sector was a weak contributor to the Portfolio’s performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
Candriam
In the Candriam portion of the Portfolio, the strongest positive contributions to absolute performance came from holdings in Russian fintech company TCS Group, Indian steel manufacturer JSW Steel and global semiconductor manufacturer Taiwan Semiconductor Manufacturing Company (TSMC). TCS delivered strong results driven by improving profitability, a growing client base and new growth venues in retail brokerage and small and medium enterprise (SME) banking. JSW Steel benefited from the recovery in steel demand and steel prices. TSMC stock rose as the company reported strong financial results driven by a supply/demand imbalance in the semiconductor chip manufacturing industry. Other notably strong contributors to the Portfolio’s absolute returns included Brazilian digital financial services company Banco Inter and Chinese sportswear manufacturer Li Ning. Banco Inter shares rose as the company continued to expand its user base and announced new partnerships to expand offerings. Li Ning continued to gain market share on brand elevation while delivering margin expansion via store optimization, improving operational efficiency and an improved pricing mix.

1.	Mr. Boudewijns will serve as a portfolio manager for the Portfolio until on or about April 1, 2022.
2.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Candriam Emerging Markets Equity Portfolio

The most substantial detractors from absolute performance in the Candriam portion of the Portfolio were Chinese e-commerce company Pinduoduo, Chinese insurer Ping An Insurance and Chinese online education provider New Oriental Education & Technology Group. Pinduoduo stock corrected following increasing pressure from Chinese regulators on cybersecurity, data collection and uncertainty around policy guidelines. Ping An Insurance posted disappointing growth figures as the company focused on quality to meet long-term growth targets. New Oriental Education shares lost ground following tighter regulations regarding after-school and private tutoring in China. The Portfolio had already reduced exposure to Pinduoduo and New Oriental Education before the stocks suffered their sharpest declines.
MacKay Shields
During the time MacKay Shields managed the Portfolio, the stocks that made the most substantial positive contributions to the absolute performance of the MacKay Shields portion of the Portfolio included TSMC, Chinese interactive media & value-added Internet services provider Tencent, and semiconductor maker Novatek Microelectronics. Over the same period, the stocks that detracted the most from absolute performance were Pinduoduo, technology hardware storage & peripherals maker Xiaomi, and oil & gas refining & marketing firm Reliance Industries.
Did the Portfolio make any significant purchases or sales during the reporting period?
Candriam
The most significant purchases in the Candriam portion of the Portfolio during the reporting period included Chinese electric vehicle (EV) battery separator company Yunnan Energy New Material, Korean refining & petrochemical company S-Oil, and Chinese specialized semiconductor devices manufacturer Will Semiconductor. Yunnan Energy New Material showed signs of emerging as a key player in the EV battery supply chain. As one of the most efficient refiners and petrochemical players, S-Oil appeared well positioned to benefit from recovery in energy demand. Will Semiconductor was a beneficiary of tight supply and rising demand in the semiconductor industry and was a strategically positioned player in the CMOS image sensor segment, a key part of the digital camera and cellphone supply chain.
During the same period, the most significant sales in the Candriam portion of the Portfolio included positions in Xiaomi, global EV battery producer LG Chem, and Chinese petrochemical company Hengli Petrochemical. The Xiaomi position was sold after the company was placed on the U.S. blacklist earlier in the year. The LG Chem position was sold in response to the stock’s strong performance and subsequently rich valuation. The Hengli
Petrochemical position was sold due to valuation concerns and risks related to the delayed execution of new projects.
MacKay Shields
During the time MacKay Shields managed the Portfolio, the most substantial position initiated in the MacKay Shields portion of the Portfolio was in South Korea-based construction engineering company DL E&C, while the largest increased position size was in Tencent. The most substantial position that the MacKay Shields portion of the Portfolio exited entirely was in South Korean electronics company Samsung Electronics, while the most significantly decreased position size was in China-based multinational e-commerce and Internet services company Alibaba Group Holding.
How did the Portfolio’s sector weightings change during the reporting period?
Candriam
During the reporting period, the Candriam portion of the Portfolio saw its most substantial weighting increase relative to the Index in the strong-performing financials sector, making it the Portfolio’s largest overweight position. Exposure to energy and communi- cation services increased to a lesser degree. During the same period, the Portfolio saw a large decrease in its sector weightings relative to the benchmark in the consumer discretionary sector, which went from an overweight position at the beginning of the reporting period to an underweight position as of June 30, 2021. Smaller reductions in sector exposure occurred in materials and industrials.
MacKay Shields
During the time MacKay Shields managed the Portfolio, in their portion of the Portfolio, the most substantial increases in sector weightings relative to the Index were in financials and energy. Conversely, the Portfolio saw its most substantial decreases in sector weightings relative to the Index in consumer discretionary and health care.
How was the Portfolio positioned at the end of the reporting period?
Candriam
As of June 30, 2021, the sectors that were most substantially overweight relative to the Index in the Candriam portion of the Portfolio were financials, information technology and materials. As of the same date, the sectors that were most substantially underweight relative to the Index were communication services, consumer staples and consumer discretionary.
MacKay Shields
At the end of the period when MacKay Shields managed the portfolio, the sectors in their portion of the Portfolio that were
9

most substantially overweight relative to the Index were materials and financials. The sectors that were most substantially underweight relative to the Index were information technology and consumer discretionary.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Candriam Emerging Markets Equity Portfolio

Portfolio of Investments June 30, 2021† (Unaudited)
	Shares	Value
Common Stocks 97.5%
Argentina 0.4%
MercadoLibre, Inc. (Internet & Direct Marketing Retail) (a)	940	$ 1,464,323
Brazil 6.3%
Banco BTG Pactual SA (Capital Markets)	121,000	2,969,412
Banco Inter SA (Banks)	201,000	3,143,631
Banco Santander Brasil SA (Banks)	640,000	5,211,307
Cosan SA (Oil, Gas & Consumable Fuels)	1,040,000	5,009,932
Localiza Rent a Car SA (Road & Rail)	122,500	1,576,260
Notre Dame Intermedica Participacoes SA (Health Care Providers & Services)	100,000	1,707,547
Pagseguro Digital Ltd., Class A (IT Services) (a)	20,000	1,118,400
WEG SA (Electrical Equipment)	264,000	1,788,202
		22,524,691
Canada 0.1%
Pan American Silver Corp. (Metals & Mining)	10,000	285,700
China 39.9%
Aier Eye Hospital Group Co. Ltd., Class A (Health Care Providers & Services)	171,057	1,879,087
Air China Ltd., Class H (Airlines)	1,320,000	970,751
Airtac International Group (Machinery)	61,000	2,353,522
Alibaba Group Holding Ltd. Sponsored ADR(Internet & Direct Marketing Retail) (a)	26,000	5,896,280
Alibaba Group Holding Ltd. (Internet & Direct Marketing Retail) (a)	266,000	7,537,061
Alibaba Health Information Technology Ltd. (Health Care Technology) (a)	320,000	709,710
Asia Cement China Holdings Corp. (Construction Materials)	15,500	12,138
Baidu, Inc. Sponsored ADR(Interactive Media & Services) (a)	13,600	2,773,040
Bank of Ningbo Co. Ltd., Class A (Banks)	390,857	2,357,319
Bilibili, Inc. Sponsored ADR(Entertainment) (a)	15,000	1,827,600
Brilliance China Automotive Holdings Ltd. (Automobiles) (b)(c)(d)	1,142,000	536,855
BYD Co. Ltd., Class H (Automobiles)	18,000	538,310
CanSino Biologics, Inc., Class H (Pharmaceuticals) (a)(e)	34,000	1,806,782
China Construction Bank Corp., Class H (Banks)	7,000,000	5,508,546
	Shares	Value

China (continued)
China Feihe Ltd. (Food Products) (e)	600,000	$ 1,295,159
China Mengniu Dairy Co. Ltd. (Food Products)	230,000	1,390,789
China Merchants Bank Co. Ltd., Class H (Banks)	660,000	5,631,544
China Molybdenum Co. Ltd., Class H (Metals & Mining)	2,140,660	1,271,002
China Petroleum & Chemical Corp., Class H (Oil, Gas & Consumable Fuels)	4,400,000	2,227,116
China Tourism Group Duty Free Corp. Ltd., Class A (Specialty Retail)	40,000	1,857,787
Chongqing Zhifei Biological Products Co. Ltd., Class A (Biotechnology)	55,992	1,618,118
CIFI Holdings Group Co. Ltd. (Real Estate Management & Development)	1,960,000	1,529,771
Contemporary Amperex Technology Co. Ltd., Class A (Electrical Equipment)	38,906	3,220,164
Country Garden Services Holdings Co. Ltd. (Commercial Services & Supplies)	239,000	2,582,602
East Money Information Co. Ltd., Class A (Capital Markets)	350,178	1,777,053
Ecovacs Robotics Co. Ltd., Class A (Household Durables)	10,975	387,402
ENN Energy Holdings Ltd. (Gas Utilities)	120,000	2,284,301
Focus Media Information Technology Co. Ltd., Class A (Media)	799,991	1,165,050
Ganfeng Lithium Co. Ltd., Class A (Metals & Mining)	83,994	1,574,079
Geely Automobile Holdings Ltd. (Automobiles)	220,000	692,786
JD.com, Inc. ADR (Internet & Direct Marketing Retail) (a)	34,000	2,713,540
Jiumaojiu International Holdings Ltd. (Hotels, Restaurants & Leisure) (e)	190,000	776,953
Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)	1,740,000	2,001,236
Li Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	290,000	3,540,821
Longfor Group Holdings Ltd. (Real Estate Management & Development)	400,000	2,241,026
LONGi Green Energy Technology Co. Ltd., Class A (Semiconductors & Semiconductor Equipment)	131,600	1,809,399
Meituan (Internet & Direct Marketing Retail) (a)	168,000	6,932,653
MMG Ltd. (Metals & Mining) (a)	1,760,000	775,241
NIO, Inc. ADR (Automobiles) (a)	69,000	3,670,800

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
China (continued)
Pinduoduo, Inc. ADR (Internet & Direct Marketing Retail) (a)	19,000	$ 2,413,380
Ping An Bank Co. Ltd., Class A (Banks)	500,997	1,753,871
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	392,000	3,839,573
Sany Heavy Industry Co. Ltd., Class A (Machinery)	333,906	1,502,240
Shandong Linglong Tyre Co. Ltd., Class A (Auto Components)	244,000	1,651,728
Shandong Pharmaceutical Glass Co. Ltd., Class A (Health Care Equipment & Supplies)	119,956	630,277
Shandong Sinocera Functional Material Co. Ltd., Class A (Chemicals)	160,482	1,210,796
Shenzhen Inovance Technology Co. Ltd., Class A (Machinery)	150,000	1,723,916
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care Equipment & Supplies)	18,964	1,408,920
Silergy Corp. (Semiconductors & Semiconductor Equipment)	20,200	2,747,708
Sunny Optical Technology Group Co. Ltd. (Electronic Equipment, Instruments & Components)	75,000	2,370,465
Tencent Holdings Ltd. (Interactive Media & Services)	181,000	13,614,106
Vipshop Holdings Ltd. ADR (Internet & Direct Marketing Retail) (a)	56,000	1,124,480
Will Semiconductor Co. Ltd. Shanghai, Class A (Semiconductors & Semiconductor Equipment)	47,006	2,342,498
Wuxi Biologics Cayman, Inc. (Life Sciences Tools & Services) (a)(e)	252,000	4,618,523
Wuxi Lead Intelligent Equipment Co. Ltd., Class A (Electronic Equipment, Instruments & Components)	175,984	1,637,973
Xinyi Solar Holdings Ltd. (Semiconductors & Semiconductor Equipment)	900,000	1,942,738
Yantai Jereh Oilfield Services Group Co. Ltd., Class A (Energy Equipment & Services)	325,899	2,254,554
Yonyou Network Technology Co. Ltd., Class A (Software)	112,000	576,515
Yunnan Energy New Material Co. Ltd. (Containers & Packaging)	87,916	3,185,219
		142,222,873
	Shares	Value

Greece 0.0% ‡
FF Group (Textiles, Apparel & Luxury Goods) (a)(b)(c)(d)	19,000	$ 0
Hong Kong 1.8%
AIA Group Ltd. (Insurance)	124,000	1,541,156
China Lumena New Materials Corp. (Chemicals) (a)(b)(c)(d)	6,500	0
China Metal Recycling Holdings Ltd. (Metals & Mining) (a)(b)(c)(d)	75,000	0
Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	20,000	1,192,123
Nine Dragons Paper Holdings Ltd. (Paper & Forest Products)	980,000	1,257,138
Xinyi Glass Holdings Ltd. (Building Products)	580,000	2,364,283
		6,354,700
Hungary 0.2%
OTP Bank Nyrt. (Banks) (a)	16,000	861,357
India 11.9%
Adani Ports & Special Economic Zone Ltd. (Transportation Infrastructure)	28,000	265,083
Asian Paints Ltd. (Chemicals)	34,000	1,368,920
Bajaj Finance Ltd. (Consumer Finance)	34,000	2,751,768
Divi's Laboratories Ltd. (Life Sciences Tools & Services) (a)	29,671	1,759,682
GAIL India Ltd. (Gas Utilities)	900,000	1,811,987
Graphite India Ltd. (Electrical Equipment)	192,000	1,646,323
Grasim Industries Ltd. (Construction Materials)	110,000	2,217,981
HDFC Bank Ltd. (Banks)	155,078	3,125,136
ICICI Bank Ltd. (Banks)	504,000	4,277,864
ICICI Lombard General Insurance Co. Ltd. (Insurance) (e)	36,000	758,940
Info Edge India Ltd. (Interactive Media & Services)	27,000	1,785,621
Infosys Ltd. (IT Services)	218,000	4,636,276
JSW Steel Ltd. (Metals & Mining)	470,000	4,324,405
Jubilant Foodworks Ltd. (Hotels, Restaurants & Leisure) (a)	29,922	1,239,953
Motherson Sumi Systems Ltd. (Auto Components) (a)	470,978	1,534,021
Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	134,000	3,805,019
State Bank of India (Banks)	540,000	3,045,446

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Candriam Emerging Markets Equity Portfolio

	Shares	Value
Common Stocks (continued)
India (continued)
Tata Consumer Products Ltd. (Food Products)	190,000	$ 1,928,373
		42,282,798
Indonesia 0.7%
Bank Central Asia Tbk. PT (Banks)	1,220,000	2,534,655
Mexico 2.0%
Alsea SAB de CV (Hotels, Restaurants & Leisure) (a)	780,000	1,387,910
Grupo Financiero Banorte SAB de CV, Class O (Banks)	470,000	3,035,878
Ternium SA Sponsored ADR(Metals & Mining)	67,000	2,576,820
		7,000,608
Peru 0.7%
Southern Copper Corp. (Metals & Mining)	36,400	2,341,248
Poland 1.3%
Dino Polska SA (Food & Staples Retailing) (a)(e)	26,000	1,908,576
KGHM Polska Miedz SA (Metals & Mining)	11,000	541,345
Powszechny Zaklad Ubezpieczen SA (Insurance)	228,000	2,194,493
		4,644,414
Republic of Korea 12.9%
Amorepacific Corp. (Personal Products)	3,200	716,068
Kakao Corp. (Interactive Media & Services)	27,000	3,908,005
KB Financial Group, Inc. (Banks)	124,000	6,144,119
Kia Corp. (Automobiles)	57,000	4,535,097
NAVER Corp. (Interactive Media & Services)	3,500	1,297,563
Samsung C&T Corp. (Industrial Conglomerates)	11,000	1,333,304
Samsung Electro-Mechanics Co. Ltd. (Electronic Equipment, Instruments & Components)	10,800	1,697,465
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	215,000	15,406,917
Samsung Engineering Co. Ltd. (Construction & Engineering) (a)	56,000	1,188,474
Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	4,400	2,727,168
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	37,600	4,256,982
	Shares	Value

Republic of Korea (continued)
S-Oil Corp. (Oil, Gas & Consumable Fuels)	32,000	$ 2,912,578
		46,123,740
Russia 3.4%
HeadHunter Group plc ADR (Professional Services)	14,000	593,180
Mobile TeleSystems PJSC Sponsored ADR(Wireless Telecommunication Services)	64,000	592,640
Polymetal International plc (Metals & Mining)	102,000	2,193,347
Tatneft PJSC (Oil, Gas & Consumable Fuels)	68,694	499,012
TCS Group Holding plc (Registered) GDR (Banks)	67,000	5,862,500
Yandex NV, Class A (Interactive Media & Services) (a)	36,000	2,547,000
		12,287,679
South Africa 3.3%
Capitec Bank Holdings Ltd. (Banks)	16,000	1,889,614
Impala Platinum Holdings Ltd. (Metals & Mining)	148,000	2,440,653
Kumba Iron Ore Ltd. (Metals & Mining)	38,000	1,704,651
Naspers Ltd., Class N (Internet & Direct Marketing Retail)	26,800	5,626,855
		11,661,773
Taiwan 11.3%
Accton Technology Corp. (Communications Equipment)	170,000	2,016,510
Alchip Technologies Ltd. (Semiconductors & Semiconductor Equipment)	60,000	1,315,747
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	22,000	1,587,079
Chailease Holding Co. Ltd. (Diversified Financial Services) (a)	640,000	4,651,413
Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	260,000	2,827,456
Globalwafers Co. Ltd. (Semiconductors & Semiconductor Equipment)	66,000	2,176,905
MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	150,000	5,179,004
Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	122,000	2,211,216
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	780,000	16,656,797
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Wiwynn Corp. (Technology Hardware, Storage & Peripherals)	42,000	$ 1,502,880
		40,125,007
Thailand 1.1%
Carabao Group PCL NVDR (Beverages)	200,000	882,995
Energy Absolute PCL NVDR (Independent Power and Renewable Electricity Producers) (f)	720,800	1,371,882
Srisawad Corp. PCL NVDR (Consumer Finance) (f)	860,000	1,844,774
		4,099,651
Turkey 0.2%
Ford Otomotiv Sanayi A/S (Automobiles)	33,000	645,086
Total Common Stocks (Cost $272,151,805)		347,460,303
Preferred Stocks 1.1%
Brazil 0.6%
Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels) 2.69%	380,000	2,248,462
Chile 0.5%
Sociedad Quimica y Minera de Chile SA, Sponsored ADR (Chemicals) 0.35%	34,000	1,609,220
Total Preferred Stocks (Cost $3,685,015)		3,857,682
Total Investments (Cost $275,836,820)	98.6%	351,317,985
Other Assets, Less Liabilities	1.4	4,900,649
Net Assets	100.0%	$ 356,218,634

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, the total market value was $536,855, which represented 0.2% of the Portfolio’s net assets.
(c)	Illiquid security—As of June 30, 2021, the total market value deemed illiquid under procedures approved by the Board of Trustees was $536,855, which represented 0.2% of the Portfolio’s net assets.
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(f)	All or a portion of this security was held on loan. As of June 30, 2021, the aggregate market value of securities on loan was $2,668,396. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $2,868,202. (See Note 2(J))

Abbreviation(s):
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
NVDR—Non-Voting Depositary Receipt
PCL—Provision for Credit Losses

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Candriam Emerging Markets Equity Portfolio

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 346,923,448	$ —	$ 536,855	$ 347,460,303
Preferred Stocks	3,857,682	—	—	3,857,682
Total Investments in Securities	$ 350,781,130	$ —	$ 536,855	$ 351,317,985

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
The table below sets forth the diversification of the Portfolio’s investments by industry.
Industry Diversification
	Value	Percent
Airlines	$ 970,751	0.3%
Auto Components	3,185,749	0.9
Automobiles	10,618,934	2.9
Banks	54,382,787	15.3
Beverages	882,995	0.2
Biotechnology	1,618,118	0.5
Building Products	2,364,283	0.7
Capital Markets	5,938,588	1.6
Chemicals	4,188,936	1.2
Commercial Services & Supplies	2,582,602	0.7
Communications Equipment	2,016,510	0.6
Construction & Engineering	1,188,474	0.3
Construction Materials	2,230,119	0.6
Consumer Finance	4,596,542	1.3
Containers & Packaging	3,185,219	0.9
Diversified Financial Services	4,651,413	1.3
Electrical Equipment	6,654,689	1.9
Electronic Equipment, Instruments & Components	11,260,527	3.3
Energy Equipment & Services	2,254,554	0.6
Entertainment	1,827,600	0.5
Food & Staples Retailing	1,908,576	0.5
Food Products	4,614,321	1.3
Gas Utilities	4,096,288	1.1
Health Care Equipment & Supplies	2,039,197	0.5
Health Care Providers & Services	3,586,634	1.0
Health Care Technology	709,710	0.2
Hotels, Restaurants & Leisure	3,404,816	0.9
Household Durables	387,402	0.1
Independent Power and Renewable Electricity Producers	1,371,882	0.4
Industrial Conglomerates	1,333,304	0.4
Insurance	8,334,162	2.3
Interactive Media & Services	25,925,335	7.2
Internet & Direct Marketing Retail	33,708,572	9.5
IT Services	5,754,676	1.6
Life Sciences Tools & Services	6,378,205	1.8
Machinery	5,579,678	1.6
Media	1,165,050	0.3
Metals & Mining	20,028,491	5.7
Oil, Gas & Consumable Fuels	16,702,119	4.6
Paper & Forest Products	1,257,138	0.4
Personal Products	716,068	0.2
Pharmaceuticals	1,806,782	0.5
Professional Services	593,180	0.2
	Value	Percent
Real Estate Management & Development	$ 3,770,797	1.0%
Road & Rail	1,576,260	0.4
Semiconductors & Semiconductor Equipment	42,226,073	11.9
Software	576,515	0.2
Specialty Retail	1,857,787	0.6
Technology Hardware, Storage & Peripherals	18,911,033	5.3
Textiles, Apparel & Luxury Goods	3,540,821	1.0
Transportation Infrastructure	265,083	0.1
Wireless Telecommunication Services	592,640	0.2
	351,317,985	98.6
Other Assets, Less Liabilities	4,900,649	1.4
Net Assets	$356,218,634	100.0%

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Candriam Emerging Markets Equity Portfolio

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in securities, at value (identified cost $275,836,820) including securities on loan of $2,668,396	$351,317,985
Cash	5,176,247
Cash denominated in foreign currencies (identified cost $1,368,079)	1,364,698
Receivables:
Investment securities sold	1,839,487
Dividends and interest	520,726
Securities lending	2,151
Other assets	3,070
Total assets	360,224,364
Liabilities
Payables:
Investment securities purchased	2,280,956
Foreign capital gains tax (See Note 2)	1,034,402
Manager (See Note 3)	291,543
Custodian	225,935
Portfolio shares redeemed	91,948
Professional fees	30,172
NYLIFE Distributors (See Note 3)	24,052
Shareholder communication	16,524
Dividend payable	3,664
Trustees	147
Accrued expenses	6,387
Total liabilities	4,005,730
Net assets	$356,218,634
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 27,976
Additional paid-in-capital	249,908,275
249,936,251
Total distributable earnings (loss)	106,282,383
Net assets	$356,218,634
Initial Class
Net assets applicable to outstanding shares	$238,610,603
Shares of beneficial interest outstanding	18,733,698
Net asset value per share outstanding	$ 12.74
Service Class
Net assets applicable to outstanding shares	$117,608,031
Shares of beneficial interest outstanding	9,242,402
Net asset value per share outstanding	$ 12.72

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends (net of foreign tax withholding of $477,673)	$ 3,458,949
Securities lending	27,547
Total income	3,486,496
Expenses
Manager (See Note 3)	1,810,103
Custodian	192,512
Distribution/Service—Service Class (See Note 3)	148,332
Professional fees	72,671
Shareholder communication	33,085
Trustees	3,832
Miscellaneous	15,376
Total expenses before waiver/reimbursement	2,275,911
Expense waiver/reimbursement from Manager (See Note 3)	(25,829)
Net expenses	2,250,082
Net investment income (loss)	1,236,414
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions(a)	60,439,666
Foreign currency transactions	(350,928)
Net realized gain (loss)	60,088,738
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments(b)	(22,442,146)
Translation of other assets and liabilities in foreign currencies	(15,797)
Net change in unrealized appreciation (depreciation)	(22,457,943)
Net realized and unrealized gain (loss)	37,630,795
Net increase (decrease) in net assets resulting from operations	$ 38,867,209

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $(93,221).
(b)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(862,130).
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Candriam Emerging Markets Equity Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,236,414	$ 2,436,450
Net realized gain (loss)	60,088,738	22,540,454
Net change in unrealized appreciation (depreciation)	(22,457,943)	50,658,697
Net increase (decrease) in net assets resulting from operations	38,867,209	75,635,601
Distributions to shareholders:
Initial Class	—	(7,555,963)
Service Class	—	(3,147,716)
Total distributions to shareholders	—	(10,703,679)
Capital share transactions:
Net proceeds from sales of shares	1,056,102	2,857,868
Net asset value of shares issued to shareholder in reinvestment of distributions	—	10,703,679
Cost of shares redeemed	(62,087,763)	(100,193,578)
Increase (decrease) in net assets derived from capital share transactions	(61,031,661)	(86,632,031)
Net increase (decrease) in net assets	(22,164,452)	(21,700,109)
Net Assets
Beginning of period	378,383,086	400,083,195
End of period	$356,218,634	$ 378,383,086
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 11.51	$ 9.46	$ 7.99	$ 10.22	$ 7.22	$ 6.83
Net investment income (loss) (a)	0.05	0.07	0.19	0.12	0.09	0.06
Net realized and unrealized gain (loss) on investments	1.19	2.32	1.42	(2.19)	3.03	0.37
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.02)	(0.01)	(0.02)	(0.01)	(0.01)
Total from investment operations	1.23	2.37	1.60	(2.09)	3.11	0.42
Less distributions:
From net investment income	—	(0.32)	(0.13)	(0.14)	(0.11)	(0.03)
Net asset value at end of period	$ 12.74	$ 11.51	$ 9.46	$ 7.99	$ 10.22	$ 7.22
Total investment return (b)	10.69%(c)	25.71%	20.08%	(20.55)%	43.12%	6.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.76%††	0.79%	2.18%	1.27%	0.94%	0.91%(d)
Net expenses (e)(f)	1.16%††	1.18%	1.17%	1.16%	1.24%	1.29%(g)
Expenses (before waiver/reimbursement) (e)	1.18%††	1.18%	1.17%	1.16%	1.24%	1.29%
Portfolio turnover rate	26%	123%	121%	135%	149%	123%
Net assets at end of period (in 000’s)	$ 238,611	$ 257,933	$ 273,042	$ 371,834	$ 497,861	$ 257,593

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.83%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
June 30, 2021	1.16%	—
December 31, 2020	1.18%	—
December 31, 2019	1.17%	—
December 31, 2018	1.16%	—
December 31, 2017	1.24%	0.00%(h)
December 31, 2016	1.29%	0.00%(h)

(g)	Without the custody fee reimbursement, net expenses would have been 1.37%.

(h)	Less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Candriam Emerging Markets Equity Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Service Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 11.52	$ 9.45	$ 7.98	$ 10.20	$ 7.21	$ 6.82
Net investment income (loss) (a)	0.03	0.05	0.17	0.10	0.07	0.05
Net realized and unrealized gain (loss) on investments	1.18	2.33	1.41	(2.19)	3.02	0.36
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.02)	(0.01)	(0.02)	(0.01)	(0.01)
Total from investment operations	1.20	2.36	1.57	(2.11)	3.08	0.40
Less distributions:
From net investment income	—	(0.29)	(0.10)	(0.11)	(0.09)	(0.01)
Net asset value at end of period	$ 12.72	$ 11.52	$ 9.45	$ 7.98	$ 10.20	$ 7.21
Total investment return (b)	10.42%(c)	25.40%	19.78%	(20.74)%	42.77%	5.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.52%††	0.57%	2.00%	1.07%	0.73%	0.69%(d)
Net expenses (e)(f)	1.41%††	1.43%	1.42%	1.41%	1.49%	1.55%(g)
Expenses (before waiver/reimbursement) (e)	1.43%††	1.43%	1.42%	1.41%	1.49%	1.55%
Portfolio turnover rate	26%	123%	121%	135%	149%	123%
Net assets at end of period (in 000’s)	$ 117,608	$ 120,450	$ 127,042	$ 131,498	$ 208,590	$ 155,777

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.62%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
June 30, 2021	1.41%	—
December 31, 2020	1.43%	—
December 31, 2019	1.42%	—
December 31, 2018	1.41%	—
December 31, 2017	1.49%	0.00%(h)
December 31, 2016	1.55%	0.00%(h)

(g)	Without the custody fee reimbursement, net expenses would have been 1.62%.

(h)	Less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Candriam Emerging Markets Equity Portfolio (formerly known as MainStay VP Emerging Markets Equity Portfolio) (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

22	MainStay VP Candriam Emerging Markets Equity Portfolio

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of June 30, 2021, are shown in the Portfolio of Investments.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
23

Notes to Financial Statements (Unaudited) (continued)
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio's investments was determined as of June 30, 2021, and can change at any time. Illiquid investments as of June 30, 2021, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes

24	MainStay VP Candriam Emerging Markets Equity Portfolio

of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Sold Short.  The Portfolio may engage in sales of securities it does not own ("short sales") as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. For the six-month period ended June 30, 2021, the Portfolio did not enter into any securities sold short.
(J) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(K) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of
25

Notes to Financial Statements (Unaudited) (continued)
debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. For example, the Portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.
(L) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(M) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, served as a Subadvisor to the Portfolio, pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields. Candriam Belgium (“Candriam Belgium” or “Subadvisor,” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio, pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Candriam Belgium. Effective May 1, 2021, Candriam Belgium became the Portfolio's sole subadvisor. Candriam Belgium is responsible for the day-to-day portfolio management of the Portfolio. New York Life Investments pays for the services of the Subadvisors.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 1.00% up to $1 billion; and 0.975% in excess of $1 billion. During the six-month period ended June 30, 2021, the effective management fee rate was 1.00%.
During the six-month period ended June 30, 2021, New York Life Investments earned fees from the Portfolio in the amount of $1,810,103 and paid MacKay Shields and Candriam Belgium $287,543 and $618,609, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The

26	MainStay VP Candriam Emerging Markets Equity Portfolio

Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
(C) Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 2,098	$ 39,589	$ (41,687)	$ —	$ —	$ —	$ —(a)	$ —	—

(a)	Less than $500.

Note 4-Federal Income Tax
As of June 30, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$282,113,141	$74,557,428	$(5,352,584)	$69,204,844
As of December 31, 2020, for federal income tax purposes, capital loss carryforwards of $26,543,540, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$26,544	$—
During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$10,703,679
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $53,180 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate

27

Notes to Financial Statements (Unaudited) (continued)
commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2021, purchases and sales of securities, other than short-term securities, were $91,600 and $136,112, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	57,964	$ 709,040
Shares redeemed	(3,726,405)	(46,729,759)
Net increase (decrease)	(3,668,441)	$(46,020,719)
Year ended December 31, 2020:
Shares sold	162,798	$ 1,486,705
Shares issued to shareholders in reinvestment of distributions	768,171	7,555,963
Shares redeemed	(7,404,710)	(67,849,037)
Net increase (decrease)	(6,473,741)	$(58,806,369)

Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	28,415	$ 347,062
Shares redeemed	(1,244,501)	(15,358,004)
Net increase (decrease)	(1,216,086)	$(15,010,942)
Year ended December 31, 2020:
Shares sold	164,132	$ 1,371,163
Shares issued to shareholders in reinvestment of distributions	319,740	3,147,716
Shares redeemed	(3,463,232)	(32,344,541)
Net increase (decrease)	(2,979,360)	$(27,825,662)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay VP Candriam Emerging Markets Equity Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisors, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
29

Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
30	MainStay VP Candriam Emerging Markets Equity Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
nylinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
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You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781615	MSVPEME10-08/21
(NYLIAC) NI516

MainStay VP IQ Hedge Multi-Strategy Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
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Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the U.S. Federal Reserve. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date[1]	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Initial Class Shares	5/1/2013	1.19%	8.36%	2.08%	-0.35%	1.26%
Service Class Shares	5/1/2013	1.07	8.09	1.82	-0.56	1.51

1.	Effective November 30, 2018, the Portfolio’s predecessor fund, MainStay VP Absolute Return Multi-Strategy Portfolio (the “VP ARMS Portfolio”), was reorganized into the Portfolio. The Portfolio assumed the VP ARMS Portfolio’s historical performance and accounting information. Therefore, the performance information prior to November 30, 2018, shown in this report is that of the VP ARMS Portfolio, which had a different investment objective and different principal investment strategies and subadvisors. Past performance may have been different if the Portfolio’s current subadvisor, investment objective or principal investment strategies had been in place during the periods.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P Balanced Equity and Bond Conservative Index[1]	1.20%	5.81%	6.14%	5.83%
HFRI Fund of Funds Composite Index[2]	4.75	18.07	6.09	4.31
IQ Hedge Multi-Strategy Index[3]	1.61	9.26	3.99	3.62
Morningstar Multistrategy Category Average[4]	5.48	12.44	3.30	2.97

1.	The Portfolio has selected the S&P Balanced Equity and Bond Conservative Index as its primary benchmark. The S&P Balanced Equity and Bond-Conservative Index consists of a position in the S&P 500 Total Return Index (25%) and a position in the S&P U.S. Treasury Bond 7-10 Year Index (75%). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Portfolio has selected the HFRI Fund of Funds Composite Index as its secondary benchmark. The HFRI Fund of Funds Composite Index is an equally weighted hedge fund index including over 650 domestic and off-shore fund of funds. The index is rebalanced monthly with performance updates three times per month. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The IQ Hedge Multi-Strategy Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using various hedge fund investment styles, including long/short equity, global macro, market neutral, event-driven, fixed income arbitrage and emerging markets.
4.	The Morningstar Multistrategy Category Average is representative of funds that have a majority of their assets exposed to alternative strategies. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP IQ Hedge Multi-Strategy Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,011.90	$3.49	$1,021.32	$3.51	0.70%
Service Class Shares	$1,000.00	$1,010.70	$4.74	$1,020.08	$4.76	0.95%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP IQ Hedge Multi-Strategy Portfolio

Portfolio Composition as of June 30, 2021 (Unaudited)
U.S. Ultra Short Term Bond Funds	19.0%
Investment Grade Corporate Bond Funds	16.2
Convertible Bond Funds	11.1
Bank Loan Funds	10.4
Unaffiliated Investment Company	9.9
Emerging Equity Funds	4.6
U.S. Medium Term Treasury Bond Funds	4.1
Europe Equity Funds	3.5
International Bond Fund	2.6
BRIC Equity Funds	2.4
U.S. Small Cap Growth Funds	2.3
Emerging Bonds—USD Funds	2.3
Floating Rate—Investment Grade Funds	2.3
Emerging Small Cap Equity Fund	2.2
Emerging Bonds—Local Currency Funds	2.1
U.S. Dollar Fund	2.1
High Yield Corporate Bond Funds	1.8
Gold Funds	1.7
International Small Cap Equity Funds	1.6%
U.S. Large Cap Core Funds	1.5
U.S. Large Cap Growth Funds	1.3
Silver Funds	1.2
U.S. Preferred Funds	1.0
Affiliated Investment Company	1.0
International Equity Core Funds	0.5
International Large Cap Growth Fund	0.4
Mortgage–Backed Security Funds	0.3
Volatility	0.2
Broad Funds	0.2
U.S. Momentum Fund	0.1
U.S. Small Cap Value Funds	0.0‡
Municipal Bond Fund	0.0‡
Other Assets, Less Liabilities	–9.9
100.0%
‡    Less than one-tenth of percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings as of June 30, 2021 (excluding short-term investments) (Unaudited)
1.	IQ Ultra Short Duration ETF
2.	Vanguard Short-Term Corporate Bond ETF
3.	SPDR Bloomberg Barclays Convertible Securities ETF
4.	Invesco Senior Loan ETF
5.	SPDR Blackstone Senior Loan ETF
6.	Vanguard FTSE Europe ETF
7.	SPDR Bloomberg Barclays International Treasury Bond ETF
8.	iShares Short Treasury Bond ETF
9.	SPDR Portfolio Short Term Corporate Bond ETF
10.	iShares Convertible Bond ETF

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Greg Barrato and James Harrison of IndexIQ Advisors LLC, the Portfolio’s Subadvisor.
How did MainStay VP IQ Hedge Multi-Strategy Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP IQ Hedge Multi-Strategy Portfolio returned 1.19% for Initial Class shares and 1.07% for Service Class shares. Over the same period, both share classes underperformed the 1.20% return for the S&P Balanced Equity and Bond Conservative Index, which is the Portfolio’s primary benchmark, and the 4.75% return for the HFRI Fund of Funds Composite Index, which is the Portfolio’s secondary benchmark. For the six months ended June 30, 2021, both share classes also underperformed the 1.61% return of the IQ Hedge Multi-Strategy Index (“Underlying Index”) and the 5.48% return of the Morningstar Multialternative Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio’s average asset allocation over the reporting period was 73.8% in fixed-income securities and 21.0% in equities, with the remainder in currencies, commodities, volatility and real estate. In comparison, the S&P Balanced Equity and Bond Conservative Index allocates 75% to U.S. Treasury bonds and 25% to U.S. equities. During the reporting period, the Portfolio’s underweight position relative to the S&P Balanced Equity and Bond Conservative Index detracted from performance.
During the reporting period, how did the Portfolio’s performance correlate with traditional equity and fixed-income indices?
The Portfolio maintained a higher correlation to traditional equity indices and a lower correlation to investment-grade fixed-income indices. The Portfolio’s correlation to the S&P 500® Index2 was approximately 81.9%. The Portfolio’s correlation to the Bloomberg Barclays U.S. Aggregate Bond Index3 was approximately 32.4%.
During the reporting period, how did the Portfolio’s volatility compare to that of traditional fixed-income indices?
During the reporting period, the annualized daily volatility of the Portfolio was 5.17%, which compared to a volatility of 3.00% for the Bloomberg Barclays U.S. Aggregate Bond Index.
During the reporting period, how did the Portfolio use derivatives and how was the Portfolio’s performance materially affected by investments in derivatives?
The Portfolio seeks to track, before fees and expenses, the performance of its Underlying Index, the IQ Hedge Multi-Strategy Index. The Underlying Index includes solely ETFs and attempts to replicate the risk-adjusted return characteristics of multiple hedge fund strategies using a long/short investment style. The Portfolio uses total return swaps to replicate that long/short exposure. Derivatives were not used to gain leverage beyond that of the Underlying Index; rather, they were used exclusively to enable the Portfolio to track its Underlying Index.
How did you allocate the Portfolio’s assets among each of the strategies during the reporting period and why?
The Portfolio’s allocations are driven by the weightings of the component securities in the Underlying Index, which uses quantitative models to determine the weights across the various hedge fund investment styles represented in the Underlying Index, as well as the weights of the assets within these styles. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.
How did the tactical allocation among the hedge fund investment styles affect the Portfolio’s performance during the reporting period?
The Portfolio allocates its assets among six underlying hedge fund investment styles: emerging markets, market neutral, long/short equity, event-driven, fixed-income arbitrage and global macro. During the reporting period, the Portfolio maintained gross exposure ranging from 100% to 120% due to periodic short allocations to long/short, event-driven and global macro strategies for several months.
The aggregate performance of the weighted Underlying Index versus an equal-weighted allocation of the same investment styles indicates that the Portfolio experienced a negative allocation effect attributable to weighting changes during the reporting period.
During the reporting period, how did each investment style either contribute to or detract from the Portfolio’s absolute performance?
During the reporting period, the Portfolio's emerging markets, event-driven and global macro investment styles contributed positively to absolute performance. (Contributions take weightings and total returns into account.) Each of the styles added nearly 55

1.	See page 5 for more information on benchmark and peer group returns.
2.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage passthroughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8	MainStay VP IQ Hedge Multi-Strategy Portfolio

basis points, respectively. (A basis point is one one-hundredth of a percentage point.) Contributions from long/short equity, market neutral and fixed-income arbitrage were negative. The market neutral investment style detracted most from the Portfolio’s absolute performance, costing −0.41%.
How did the Portfolio’s investment style weightings change during the reporting period?
During the reporting period, the Portfolio’s allocation to its market neutral investment style decreased gradually, ranging from 31.46% to 15.50%. The Portfolio’s allocation to its emerging market investment style ranged from a low of 20.12% in April 2021 to a high of 30.32% in February 2021. The Portfolio’s allocation to its global macro investment style stayed positive, ranging from 7.18% to 27.91% from January 2021 to May 2021. The Portfolio’s allocation to its fixed-income arbitrage investment style decreased from a high of 19.68% in January 2021 to a low of 0.87% in May 2021. The Portfolio’s allocation to its event-driven investment style stood at 5.31% in January 2021 and increased to a high of 33.33% in April 2021. The Portfolio’s allocation to its long/short equity investment style stood at 8.00% in January 2021, decreased to a low of 0.76% in April, then climbed to 4.62% in June 2021.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2021† (Unaudited)
	Shares	Value
Exchange-Traded Funds 93.6%
Bonds 72.2%
Bank Loan Funds 10.4%
Invesco Senior Loan ETF	1,013,251	$ 22,443,510
SPDR Blackstone Senior Loan ETF	385,705	17,854,284
		40,297,794
Convertible Bond Funds 11.1%
iShares Convertible Bond ETF	88,306	9,004,563
SPDR Bloomberg Barclays Convertible Securities ETF (a)	393,054	34,089,573
		43,094,136
Emerging Bonds—Local Currency Funds 2.1%
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF (a)	84,695	2,238,489
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (a)	190,860	5,989,187
		8,227,676
Emerging Bonds—USD Funds 2.3%
iShares J.P. Morgan USD Emerging Markets Bond ETF	68,479	7,701,148
Vanguard Emerging Markets Government Bond ETF (a)	14,138	1,128,637
		8,829,785
Floating Rate—Investment Grade Funds 2.3%
iShares Floating Rate Bond ETF (a)	127,095	6,458,968
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF (a)	80,238	2,459,294
		8,918,262
High Yield Corporate Bond Funds 1.8%
iShares 0-5 Year High Yield Corporate Bond ETF	3,942	181,569
iShares iBoxx High Yield Corporate Bond ETF (a)	42,181	3,713,615
SPDR Bloomberg Barclays High Yield Bond ETF (a)	16,465	1,810,491
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	6,178	170,389
Xtrackers USD High Yield Corporate Bond ETF (a)	27,408	1,104,817
		6,980,881
International Bond Fund 2.6%
SPDR Bloomberg Barclays International Treasury Bond ETF	338,249	9,927,608
	Shares	Value

Investment Grade Corporate Bond Funds 16.2%
iShares Broad USD Investment Grade Corporate Bond ETF (a)	5,128	$ 310,706
iShares iBoxx $ Investment Grade Corporate Bond ETF (a)	16,458	2,211,297
SPDR Portfolio Short Term Corporate Bond ETF (a)	299,624	9,378,231
Vanguard Intermediate-Term Corporate Bond ETF	25,641	2,437,690
Vanguard Short-Term Corporate Bond ETF (a)	584,251	48,323,400
		62,661,324
Mortgage-Backed Security Funds 0.3%
iShares MBS ETF (a)	5,595	605,547
SPDR Portfolio Mortgage-Backed Bond ETF	3,362	86,941
Vanguard Mortgage-Backed Securities ETF	6,619	353,256
		1,045,744
Municipal Bond Fund 0.0% ‡
VanEck Vectors High Yield Muni ETF (a)	3,330	211,821
U.S. Medium Term Treasury Bond Funds 4.1%
iShares 3-7 Year Treasury Bond ETF (a)	60,818	7,938,574
Schwab Intermediate-Term U.S. Treasury ETF	42,951	2,442,623
Vanguard Intermediate-Term Treasury ETF	79,616	5,398,761
		15,779,958
U.S. Ultra Short Term Bond Funds 19.0%
Invesco Treasury Collateral ETF	38,809	4,100,947
IQ Ultra Short Duration ETF	1,200,718	59,519,591
iShares Short Treasury Bond ETF (a)(b)	86,284	9,533,519
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF (a)	2,524	230,871
		73,384,928
Total Bonds (Cost $273,549,850)		279,359,917
Equities 21.4%
BRIC Equity Funds 2.4%
iShares MSCI China ETF (a)	90,249	7,440,128
SPDR S&P China ETF	14,717	1,952,946
		9,393,074

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP IQ Hedge Multi-Strategy Portfolio

	Shares	Value
Equities (continued)
Emerging Equity Funds 4.6%
iShares Core MSCI Emerging Markets ETF	132,093	$ 8,848,910
Vanguard FTSE Emerging Markets ETF (a)	164,333	8,924,925
		17,773,835
Emerging Small Cap Equity Fund 2.2%
SPDR S&P Emerging Markets SmallCap ETF	139,114	8,530,471
Europe Equity Funds 3.5%
iShares Core MSCI Europe ETF (a)	46,821	2,681,907
Vanguard FTSE Europe ETF (a)	162,836	10,952,349
		13,634,256
International Equity Core Funds 0.5%
iShares Core MSCI EAFE ETF	11,283	844,645
Vanguard FTSE Developed Markets ETF	17,328	892,739
		1,737,384
International Large Cap Growth Fund 0.4%
iShares MSCI EAFE Growth ETF (a)	15,436	1,655,974
International Small Cap Equity Funds 1.6%
Schwab International Small-Cap Equity ETF (a)	39,849	1,657,718
Vanguard FTSE All World ex-US Small-Cap ETF (a)	32,546	4,440,902
		6,098,620
U.S. Large Cap Core Funds 1.5%
Energy Select Sector SPDR Fund	19,833	1,068,404
Financial Select Sector SPDR Fund	56,321	2,066,417
Health Care Select Sector SPDR Fund (a)	1,381	173,937
Technology Select Sector SPDR Fund	7,966	1,176,260
Vanguard Energy ETF	2,979	226,076
Vanguard Financials ETF (a)	5,638	509,957
Vanguard Health Care ETF (a)	1,019	251,825
Vanguard Information Technology ETF	788	314,231
		5,787,107
U.S. Large Cap Growth Funds 1.3%
Schwab U.S. Large-Cap Growth ETF (a)	4,763	695,208
Vanguard Growth ETF (a)	12,403	3,557,304
Vanguard Mega Cap Growth ETF	2,179	504,177
Vanguard Russell 1000 Growth ETF (a)	4,289	299,458
		5,056,147
	Shares	Value

U.S. Momentum Fund 0.1%
iShares MSCI USA Momentum Factor ETF	1,376	$ 238,640
U.S. Preferred Funds 1.0%
Invesco Preferred ETF (a)	66,191	1,014,046
iShares Preferred & Income Securities ETF (a)	69,328	2,727,017
		3,741,063
U.S. Small Cap Growth Funds 2.3%
iShares Russell 2000 Growth ETF (a)	10,278	3,203,550
iShares S&P Small-Cap 600 Growth ETF	12,530	1,661,854
Vanguard Small-Cap Growth ETF (a)	14,354	4,159,645
		9,025,049
U.S. Small Cap Value Funds 0.0% ‡
iShares Russell 2000 Value ETF	124	20,555
iShares S&P Small-Cap 600 Value ETF	106	11,176
Vanguard Small-Cap Value ETF	168	29,175
		60,906
Total Equities (Cost $75,965,353)		82,732,526
Total Exchange-Traded Funds (Cost $349,515,203)		362,092,443
Exchange-Traded Note 0.2%
Volatility 0.2%
Volatility 0.2%
iPath Series B S&P 500 VIX Short-Term Futures ETN (a)(c)	21,298	627,439
Total Volatility (Cost $862,957)		627,439
Total Exchange-Traded Note (Cost $862,957)		627,439
Exchange-Traded Vehicles 5.2%
Commodities 3.1%
Broad Funds 0.2%
FlexShares Global Upstream Natural Resources Index Fund (a)	13,513	517,413
SPDR S&P Global Natural Resources ETF	3,948	209,244
		726,657
Gold Funds 1.7%
Aberdeen Standard Physical Gold Shares ETF (a)(c)	25,807	438,461
Graniteshares Gold Trust (a)(c)	11,293	198,644
iShares Gold Trust (c)	157,290	5,302,246
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Shares	Value
Commodities (continued)
Gold Funds (continued)
SPDR Gold MiniShares Trust (c)	45,339	$ 798,420
		6,737,771
Silver Funds 1.2%
Aberdeen Standard Physical Silver Shares ETF (c)	11,354	286,007
iShares Silver Trust (c)	173,373	4,199,094
		4,485,101
Total Commodities (Cost $11,906,377)		11,949,529
Currency 2.1%
U.S. Dollar Fund 2.1%
Invesco DB US Dollar Index Bullish Fund (a)	325,982	8,094,133
Total Currency (Cost $8,020,033)		8,094,133
Total Exchange-Traded Vehicles (Cost $19,926,410)		20,043,662

Short-Term Investments 10.9%
Affiliated Investment Company 1.0%
MainStay U.S. Government Liquidity Fund, 0.01% (d)	3,817,819	3,817,819
Unaffiliated Investment Company 9.9%
BlackRock Liquidity FedFund, 0.03% (d)(e)	25,000,000	25,000,000
	Shares	Value

Unaffiliated Investment Company (continued)
Wells Fargo Government Money Market Fund, 0.03% (d)(e)	13,442,619	$ 13,442,619
Total Unaffiliated Investment Companies (Cost $38,442,619)		38,442,619
Total Short-Term Investments (Cost $42,260,438)		42,260,438
Total Investments (Cost $412,565,008)	109.9%	425,023,982
Other Assets, Less Liabilities	(9.9)	(38,414,487)
Net Assets	100.0%	$ 386,609,495

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	All or a portion of this security was held on loan. As of June 30, 2021, the aggregate market value of securities on loan was $51,664,611; the total market value of collateral held by the Portfolio was $53,003,967. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $14,561,348. The Portfolio received cash collateral with a value of $38,442,619. (See Note 2(J))
(b)	Represents a security, or portion thereof, which was maintained at the broker as collateral for swaps.
(c)	Non-income producing security.
(d)	Current yield as of June 30, 2021.
(e)	Represents a security purchased with cash collateral received for securities on loan.

Swap Contracts
Open OTC total return equity swap contracts as of June 30, 2021 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Bank of America Merrill Lynch	Aberdeen Standard Physical Gold Shares ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	13	$ —
Morgan Stanley & Co.	Aberdeen Standard Physical Gold Shares ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	13	—
Bank of America Merrill Lynch	Aberdeen Standard Physical Silver Shares ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	8	—
Morgan Stanley & Co.	Aberdeen Standard Physical Silver Shares ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	8	—
Bank of America Merrill Lynch	Consumer Discretionary Select Sector SPDR Fund	1 month LIBOR	10/4/21	Monthly	(348)	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP IQ Hedge Multi-Strategy Portfolio

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Morgan Stanley & Co.	Consumer Discretionary Select Sector SPDR Fund	Federal Fund Rate minus 0.05%	9/14/22	Monthly	(348)	$ —
Bank of America Merrill Lynch	Energy Select Sector SPDR Fund	1 month LIBOR plus 0.50%	10/4/21	Monthly	31	—
Morgan Stanley & Co.	Energy Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/14/22	Monthly	31	—
Bank of America Merrill Lynch	Fidelity MSCI Real Estate Index ETF	1 month LIBOR	10/4/21	Monthly	(27)	—
Morgan Stanley & Co.	Fidelity MSCI Real Estate Index ETF	Federal Fund Rate minus 21.75%	9/14/22	Monthly	(27)	—
Bank of America Merrill Lynch	Financial Select Sector SPDR Fund	1 month LIBOR plus 0.50%	10/4/21	Monthly	60	—
Morgan Stanley & Co.	Financial Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/14/22	Monthly	60	—
Bank of America Merrill Lynch	FlexShares Global Upstream Natural Resources Index Fund	1 month LIBOR plus 0.50%	10/4/21	Monthly	15	—
Morgan Stanley & Co.	FlexShares Global Upstream Natural Resources Index Fund	Federal Fund Rate plus 0.50%	9/14/22	Monthly	15	—
Bank of America Merrill Lynch	Graniteshares Gold Trust	1 month LIBOR plus 0.50%	10/4/21	Monthly	6	—
Morgan Stanley & Co.	Graniteshares Gold Trust	Federal Fund Rate plus 0.50%	9/14/22	Monthly	6	—
Bank of America Merrill Lynch	Health Care Select Sector SPDR Fund	1 month LIBOR plus 0.50%	10/4/21	Monthly	5	—
Morgan Stanley & Co.	Health Care Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/14/22	Monthly	5	—
Bank of America Merrill Lynch	Invesco DB US Dollar Index Bullish Fund	1 month LIBOR plus 0.50%	10/4/21	Monthly	235	—
Morgan Stanley & Co.	Invesco DB US Dollar Index Bullish Fund	Federal Fund Rate plus 0.50%	9/14/22	Monthly	235	—
Bank of America Merrill Lynch	Invesco KBW Bank ETF	1 month LIBOR	10/4/21	Monthly	(23)	—
Morgan Stanley & Co.	Invesco KBW Bank ETF	Federal Fund Rate minus 2.90%	9/14/22	Monthly	(23)	—
Bank of America Merrill Lynch	Invesco Preferred ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	29	—
Morgan Stanley & Co.	Invesco Preferred ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	29	—
Bank of America Merrill Lynch	Invesco Senior Loan ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	651	—
Morgan Stanley & Co.	Invesco Senior Loan ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	651	—
Bank of America Merrill Lynch	Invesco Treasury Collateral ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	119	—
Morgan Stanley & Co.	Invesco Treasury Collateral ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	119	—
Bank of America Merrill Lynch	iPath Series B S&P 500 VIX Short-Term Futures ETN	1 month LIBOR plus 0.50%	10/4/21	Monthly	18	—
Morgan Stanley & Co.	iPath Series B S&P 500 VIX Short-Term Futures ETN	Federal Fund Rate plus 0.50%	9/14/22	Monthly	18	—
Bank of America Merrill Lynch	IQ Ultra Short Duration ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	1,725	—
Morgan Stanley & Co.	IQ Ultra Short Duration ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	1,725	—
Bank of America Merrill Lynch	iShares 0-5 Year High Yield Corporate Bond ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	5	—
Morgan Stanley & Co.	iShares 0-5 Year High Yield Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	5	—
Bank of America Merrill Lynch	iShares 20+ Year Treasury Bond ETF	1 month LIBOR	10/4/21	Monthly	(466)	—
Morgan Stanley & Co.	iShares 20+ Year Treasury Bond ETF	Federal Fund Rate minus 1.15%	9/14/22	Monthly	(466)	—
Bank of America Merrill Lynch	iShares 3-7 Year Treasury Bond ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	230	—
Morgan Stanley & Co.	iShares 3-7 Year Treasury Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	230	—
Bank of America Merrill Lynch	iShares Broad USD Investment Grade Corporate Bond ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	9	—
Morgan Stanley & Co.	iShares Broad USD Investment Grade Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	9	—
Bank of America Merrill Lynch	iShares Convertible Bond ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	261	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Morgan Stanley & Co.	iShares Convertible Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	261	$ —
Bank of America Merrill Lynch	iShares Core MSCI EAFE ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	24	—
Morgan Stanley & Co.	iShares Core MSCI EAFE ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	24	—
Bank of America Merrill Lynch	iShares Core MSCI Emerging Markets ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	257	—
Morgan Stanley & Co.	iShares Core MSCI Emerging Markets ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	257	—
Bank of America Merrill Lynch	iShares Core MSCI Europe ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	78	—
Morgan Stanley & Co.	iShares Core MSCI Europe ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	78	—
Bank of America Merrill Lynch	iShares Core S&P U.S. Value ETF	1 month LIBOR	10/4/21	Monthly	(278)	—
Morgan Stanley & Co.	iShares Core S&P U.S. Value ETF	Federal Fund Rate minus 0.60%	9/14/22	Monthly	(278)	—
Bank of America Merrill Lynch	iShares Core U.S. REIT ETF	1 month LIBOR	10/4/21	Monthly	(36)	—
Morgan Stanley & Co.	iShares Core U.S. REIT ETF	Federal Fund Rate minus 3.05%	9/14/22	Monthly	(36)	—
Bank of America Merrill Lynch	iShares Floating Rate Bond ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	187	—
Morgan Stanley & Co.	iShares Floating Rate Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	187	—
Bank of America Merrill Lynch	iShares Gold Trust	1 month LIBOR plus 0.50%	10/4/21	Monthly	154	—
Morgan Stanley & Co.	iShares Gold Trust	Federal Fund Rate plus 0.50%	9/14/22	Monthly	154	—
Bank of America Merrill Lynch	iShares iBoxx $ Investment Grade Corporate Bond ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	64	—
Morgan Stanley & Co.	iShares iBoxx $ Investment Grade Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	64	—
Bank of America Merrill Lynch	iShares iBoxx High Yield Corporate Bond ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	108	—
Morgan Stanley & Co.	iShares iBoxx High Yield Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	108	—
Bank of America Merrill Lynch	iShares J.P. Morgan USD Emerging Markets Bond ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	223	—
Morgan Stanley & Co.	iShares J.P. Morgan USD Emerging Markets Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	223	—
Bank of America Merrill Lynch	iShares MBS ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	18	—
Morgan Stanley & Co.	iShares MBS ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	18	—
Bank of America Merrill Lynch	iShares MSCI China ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	216	—
Morgan Stanley & Co.	iShares MSCI China ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	216	—
Bank of America Merrill Lynch	iShares MSCI EAFE Growth ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	48	—
Morgan Stanley & Co.	iShares MSCI EAFE Growth ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	48	—
Bank of America Merrill Lynch	iShares MSCI Emerging Markets Min Vol Factor ETF	1 month LIBOR	10/4/21	Monthly	(2,166)	—
Morgan Stanley & Co.	iShares MSCI Emerging Markets Min Vol Factor ETF	Federal Fund Rate minus 0.35%	9/14/22	Monthly	(2,166)	—
Bank of America Merrill Lynch	iShares MSCI Japan ETF	1 month LIBOR	10/4/21	Monthly	(1,267)	—
Morgan Stanley & Co.	iShares MSCI Japan ETF	Federal Fund Rate minus 0.35%	9/14/22	Monthly	(1,267)	—
Bank of America Merrill Lynch	iShares MSCI USA Momentum Factor ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	7	—
Morgan Stanley & Co.	iShares MSCI USA Momentum Factor ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	7	—
Bank of America Merrill Lynch	iShares Preferred & Income Securities ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	79	—
Morgan Stanley & Co.	iShares Preferred & Income Securities ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	79	—
Bank of America Merrill Lynch	iShares Russell 2000 Growth ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	93	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP IQ Hedge Multi-Strategy Portfolio

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Morgan Stanley & Co.	iShares Russell 2000 Growth ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	93	$ —
Bank of America Merrill Lynch	iShares Russell 2000 Value ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	1	—
Morgan Stanley & Co.	iShares Russell 2000 Value ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	1	—
Bank of America Merrill Lynch	iShares S&P Small-Cap 600 Growth ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	48	—
Morgan Stanley & Co.	iShares S&P Small-Cap 600 Growth ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	48	—
Bank of America Merrill Lynch	iShares S&P Small-Cap 600 Value ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	—‡	—
Morgan Stanley & Co.	iShares S&P Small-Cap 600 Value ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	—‡	—
Bank of America Merrill Lynch	iShares Short Treasury Bond ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	276	—
Morgan Stanley & Co.	iShares Short Treasury Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	276	—
Bank of America Merrill Lynch	iShares Silver Trust	1 month LIBOR plus 0.50%	10/4/21	Monthly	122	—
Morgan Stanley & Co.	iShares Silver Trust	Federal Fund Rate plus 0.50%	9/14/22	Monthly	122	—
Bank of America Merrill Lynch	iShares TIPS Bond ETF	1 month LIBOR	10/4/21	Monthly	(92)	—
Morgan Stanley & Co.	iShares TIPS Bond ETF	Federal Fund Rate minus 0.35%	9/14/22	Monthly	(92)	—
Bank of America Merrill Lynch	Schwab Intermediate-Term U.S. Treasury ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	71	—
Morgan Stanley & Co.	Schwab Intermediate-Term U.S. Treasury ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	71	—
Bank of America Merrill Lynch	Schwab International Small-Cap Equity ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	48	—
Morgan Stanley & Co.	Schwab International Small-Cap Equity ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	48	—
Bank of America Merrill Lynch	Schwab U.S. Large-Cap Growth ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	20	—
Morgan Stanley & Co.	Schwab U.S. Large-Cap Growth ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	20	—
Bank of America Merrill Lynch	Schwab U.S. Large-Cap Value ETF	1 month LIBOR	10/4/21	Monthly	(271)	—
Morgan Stanley & Co.	Schwab U.S. Large-Cap Value ETF	Federal Fund Rate minus 1.30%	9/14/22	Monthly	(271)	—
Bank of America Merrill Lynch	Schwab U.S. TIPS ETF	1 month LIBOR	10/4/21	Monthly	(57)	—
Morgan Stanley & Co.	Schwab U.S. TIPS ETF	Federal Fund Rate minus 2.20%	9/14/22	Monthly	(57)	—
Bank of America Merrill Lynch	SPDR Blackstone Senior Loan ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	518	—
Morgan Stanley & Co.	SPDR Blackstone Senior Loan ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	518	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	7	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	7	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays Convertible Securities ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	988	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays Convertible Securities ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	988	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	65	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	65	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays High Yield Bond ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	52	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays High Yield Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	52	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays International Treasury Bond ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	288	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Morgan Stanley & Co.	SPDR Bloomberg Barclays International Treasury Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	288	$ —
Bank of America Merrill Lynch	SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	71	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	71	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	5	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	5	—
Bank of America Merrill Lynch	SPDR Dow Jones International Real Estate ETF	1 month LIBOR	10/4/21	Monthly	(338)	—
Morgan Stanley & Co.	SPDR Dow Jones International Real Estate ETF	Federal Fund Rate minus 0.85%	9/14/22	Monthly	(338)	—
Bank of America Merrill Lynch	SPDR Gold MiniShares Trust	1 month LIBOR plus 0.50%	10/4/21	Monthly	23	—
Morgan Stanley & Co.	SPDR Gold MiniShares Trust	Federal Fund Rate plus 0.50%	9/14/22	Monthly	23	—
Bank of America Merrill Lynch	SPDR Portfolio Long Term Treasury ETF	1 month LIBOR	10/4/21	Monthly	(130)	—
Morgan Stanley & Co.	SPDR Portfolio Long Term Treasury ETF	Federal Fund Rate minus 0.35%	9/14/22	Monthly	(130)	—
Bank of America Merrill Lynch	SPDR Portfolio Mortgage-Backed Bond ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	3	—
Morgan Stanley & Co.	SPDR Portfolio Mortgage-Backed Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	3	—
Bank of America Merrill Lynch	SPDR Portfolio S&P 500 Value ETF	1 month LIBOR	10/4/21	Monthly	(358)	—
Morgan Stanley & Co.	SPDR Portfolio S&P 500 Value ETF	Federal Fund Rate minus 0.70%	9/14/22	Monthly	(358)	—
Bank of America Merrill Lynch	SPDR Portfolio Short Term Corporate Bond ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	272	—
Morgan Stanley & Co.	SPDR Portfolio Short Term Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	272	—
Bank of America Merrill Lynch	SPDR S&P Bank ETF	1 month LIBOR	10/4/21	Monthly	(31)	—
Morgan Stanley & Co.	SPDR S&P Bank ETF	Federal Fund Rate minus 0.35%	9/14/22	Monthly	(31)	—
Bank of America Merrill Lynch	SPDR S&P China ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	57	—
Morgan Stanley & Co.	SPDR S&P China ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	57	—
Bank of America Merrill Lynch	SPDR S&P Emerging Markets SmallCap ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	247	—
Morgan Stanley & Co.	SPDR S&P Emerging Markets SmallCap ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	247	—
Bank of America Merrill Lynch	SPDR S&P Global Natural Resources ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	6	—
Morgan Stanley & Co.	SPDR S&P Global Natural Resources ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	6	—
Bank of America Merrill Lynch	Technology Select Sector SPDR Fund	1 month LIBOR plus 0.50%	10/4/21	Monthly	34	—
Morgan Stanley & Co.	Technology Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/14/22	Monthly	34	—
Bank of America Merrill Lynch	VanEck Vectors High Yield Muni ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	6	—
Morgan Stanley & Co.	VanEck Vectors High Yield Muni ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	6	—
Bank of America Merrill Lynch	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	174	—
Morgan Stanley & Co.	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	174	—
Bank of America Merrill Lynch	Vanguard Consumer Discretionary ETF	1 month LIBOR	10/4/21	Monthly	(107)	—
Morgan Stanley & Co.	Vanguard Consumer Discretionary ETF	Federal Fund Rate minus 2.75%	9/14/22	Monthly	(107)	—
Bank of America Merrill Lynch	Vanguard Emerging Markets Government Bond ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	33	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP IQ Hedge Multi-Strategy Portfolio

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Morgan Stanley & Co.	Vanguard Emerging Markets Government Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	33	$ —
Bank of America Merrill Lynch	Vanguard Energy ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	7	—
Morgan Stanley & Co.	Vanguard Energy ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	7	—
Bank of America Merrill Lynch	Vanguard Financials ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	15	—
Morgan Stanley & Co.	Vanguard Financials ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	15	—
Bank of America Merrill Lynch	Vanguard FTSE All World ex-US Small-Cap ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	129	—
Morgan Stanley & Co.	Vanguard FTSE All World ex-US Small-Cap ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	129	—
Bank of America Merrill Lynch	Vanguard FTSE Developed Markets ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	26	—
Morgan Stanley & Co.	Vanguard FTSE Developed Markets ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	26	—
Bank of America Merrill Lynch	Vanguard FTSE Emerging Markets ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	259	—
Morgan Stanley & Co.	Vanguard FTSE Emerging Markets ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	259	—
Bank of America Merrill Lynch	Vanguard FTSE Europe ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	317	—
Morgan Stanley & Co.	Vanguard FTSE Europe ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	317	—
Bank of America Merrill Lynch	Vanguard Global ex-U.S. Real Estate ETF	1 month LIBOR	10/4/21	Monthly	(1,829)	—
Morgan Stanley & Co.	Vanguard Global ex-U.S. Real Estate ETF	Federal Fund Rate minus 0.35%	9/14/22	Monthly	(1,829)	—
Bank of America Merrill Lynch	Vanguard Growth ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	103	—
Morgan Stanley & Co.	Vanguard Growth ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	103	—
Bank of America Merrill Lynch	Vanguard Health Care ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	7	—
Morgan Stanley & Co.	Vanguard Health Care ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	7	—
Bank of America Merrill Lynch	Vanguard Information Technology ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	9	—
Morgan Stanley & Co.	Vanguard Information Technology ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	9	—
Bank of America Merrill Lynch	Vanguard Intermediate-Term Corporate Bond ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	71	—
Morgan Stanley & Co.	Vanguard Intermediate-Term Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	71	—
Bank of America Merrill Lynch	Vanguard Intermediate-Term Treasury ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	157	—
Morgan Stanley & Co.	Vanguard Intermediate-Term Treasury ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	157	—
Bank of America Merrill Lynch	Vanguard Long-Term Treasury ETF	1 month LIBOR	10/4/21	Monthly	(79)	—
Morgan Stanley & Co.	Vanguard Long-Term Treasury ETF	Federal Fund Rate minus 2.25%	9/14/22	Monthly	(79)	—
Bank of America Merrill Lynch	Vanguard Mega Cap Growth ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	15	—
Morgan Stanley & Co.	Vanguard Mega Cap Growth ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	15	—
Bank of America Merrill Lynch	Vanguard Mortgage-Backed Securities ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	10	—
Morgan Stanley & Co.	Vanguard Mortgage-Backed Securities ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	10	—
Bank of America Merrill Lynch	Vanguard Real Estate ETF	1 month LIBOR	10/4/21	Monthly	(700)	—
Morgan Stanley & Co.	Vanguard Real Estate ETF	Federal Fund Rate minus 0.15%	9/14/22	Monthly	(700)	—
Bank of America Merrill Lynch	Vanguard Russell 1000 Growth ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	9	—
Morgan Stanley & Co.	Vanguard Russell 1000 Growth ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	9	—
Bank of America Merrill Lynch	Vanguard Russell 1000 Value ETF	1 month LIBOR	10/4/21	Monthly	(134)	—
Morgan Stanley & Co.	Vanguard Russell 1000 Value ETF	Federal Fund Rate minus 1.00%	9/14/22	Monthly	(134)	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Bank of America Merrill Lynch	Vanguard Short-Term Corporate Bond ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	1,401	$ —
Morgan Stanley & Co.	Vanguard Short-Term Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	1,401	—
Bank of America Merrill Lynch	Vanguard Small-Cap Growth ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	121	—
Morgan Stanley & Co.	Vanguard Small-Cap Growth ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	121	—
Bank of America Merrill Lynch	Vanguard Small-Cap Value ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	1	—
Morgan Stanley & Co.	Vanguard Small-Cap Value ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	1	—
Bank of America Merrill Lynch	Vanguard Value ETF	1 month LIBOR	10/4/21	Monthly	(2,243)	—
Morgan Stanley & Co.	Vanguard Value ETF	Federal Fund Rate minus 0.35%	9/14/22	Monthly	(2,243)	—
Bank of America Merrill Lynch	Xtrackers USD High Yield Corporate Bond ETF	1 month LIBOR plus 0.50%	10/4/21	Monthly	32	—
Morgan Stanley & Co.	Xtrackers USD High Yield Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	32	—
						$ —
‡     Less than one-tenth of percent.
1.	As of June 30, 2021, cash in the amount $580,000 was pledged from brokers for OTC swap contracts.
2.	Portfolio pays or receives the floating rate and receives or pays the total return of the referenced entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of June 30, 2021.

Abbreviation(s):
BRIC—Brazil, Russia, India and China
DB—Deutsche Bank
EAFE—Europe, Australasia and Far East
EM—Emerging Markets
ETF—Exchange-Traded Fund
ETN—Exchange-Traded Note
FTSE—Financial Times Stock Exchange
KBW—Keefe, Bruyette & Woods
LIBOR—London Interbank Offered Rate
MBS—Mortgage-Backed Security
MSCI—Morgan Stanley Capital International
REIT—Real Estate Investment Trust
SPDR—Standard & Poor’s Depositary Receipt
TIPS—Treasury Inflation-Protected Security
USD—United States Dollar
VIX—CBOE Volatility Index
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP IQ Hedge Multi-Strategy Portfolio

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Exchange-Traded Funds	$ 362,092,443	$ —	$ —	$ 362,092,443
Exchange-Traded Note	627,439	—	—	627,439
Exchange-Traded Vehicles	20,043,662	—	—	20,043,662
Short-Term Investments
Affiliated Investment Company	3,817,819	—	—	3,817,819
Unaffiliated Investment Company	38,442,619	—	—	38,442,619
Total Short-Term Investments	42,260,438	—	—	42,260,438
Total Investments in Securities	$ 425,023,982	$ —	$ —	$ 425,023,982

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $408,747,189) including securities on loan of $51,664,611	$421,206,163
Investment in affiliated investment companies, at value (identified cost $3,817,819)	3,817,819
Cash	14,778
Cash collateral on deposit at broker for swap contracts	580,000
Receivables:
Dividends and interest	205,796
Securities lending	44,299
Portfolio shares sold	220
Other assets	4,034
Total assets	425,873,109
Liabilities
Cash collateral received for securities on loan	38,442,619
Payables:
Portfolio shares redeemed	217,647
Manager (See Note 3)	213,259
Custodian	210,249
NYLIFE Distributors (See Note 3)	76,591
Shareholder communication	50,015
Professional fees	39,264
Transfer agent (See Note 3)	1,151
Trustees	86
Accrued expenses	12,733
Total liabilities	39,263,614
Net assets	$386,609,495
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 42,446
Additional paid-in-capital	430,679,218
430,721,664
Total distributable earnings (loss)	(44,112,169)
Net assets	$386,609,495
Initial Class
Net assets applicable to outstanding shares	$ 13,087,837
Shares of beneficial interest outstanding	1,433,838
Net asset value per share outstanding	$ 9.13
Service Class
Net assets applicable to outstanding shares	$373,521,658
Shares of beneficial interest outstanding	41,012,607
Net asset value per share outstanding	$ 9.11

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP IQ Hedge Multi-Strategy Portfolio

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 2,556,779
Securities lending	192,493
Dividends-affiliated	93
Total income	2,749,365
Expenses
Manager (See Note 3)	1,427,606
Distribution/Service—Service Class (See Note 3)	460,379
Custodian	155,425
Professional fees	37,197
Shareholder communication	22,994
Trustees	3,984
Miscellaneous	15,716
Total expenses before waiver/reimbursement	2,123,301
Expense waiver/reimbursement from Manager (See Note 3)	(330,489)
Net expenses	1,792,812
Net investment income (loss)	956,553
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	15,239,363
Futures transactions	95
Swap transactions	(3,147,558)
Net realized gain (loss)	12,091,900
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(8,931,720)
Translation of other assets and liabilities in foreign currencies	(1,893)
Net change in unrealized appreciation (depreciation)	(8,933,613)
Net realized and unrealized gain (loss)	3,158,287
Net increase (decrease) in net assets resulting from operations	$ 4,114,840
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 956,553	$ 4,838,078
Net realized gain (loss)	12,091,900	(230,538)
Net change in unrealized appreciation (depreciation)	(8,933,613)	12,200,672
Net increase (decrease) in net assets resulting from operations	4,114,840	16,808,212
Distributions to shareholders:
Initial Class	—	(208,654)
Service Class	—	(5,714,181)
	—	(5,922,835)
Distributions to shareholders from return of capital:
Initial Class	—	(37,559)
Service Class	—	(1,028,579)
Total distributions to shareholders	—	(6,988,973)
Capital share transactions:
Net proceeds from sales of shares	8,774,998	18,019,863
Net asset value of shares issued to shareholder in reinvestment of distributions	—	6,988,973
Cost of shares redeemed	(10,157,036)	(50,801,186)
Increase (decrease) in net assets derived from capital share transactions	(1,382,038)	(25,792,350)
Net increase (decrease) in net assets	2,732,802	(15,973,111)
Net Assets
Beginning of period	383,876,693	399,849,804
End of period	$386,609,495	$383,876,693
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP IQ Hedge Multi-Strategy Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018 †	2017 †	2016 †
Net asset value at beginning of period	$ 9.02	$ 8.74	$ 8.22	$ 8.92	$ 9.04	$ 9.03
Net investment income (loss) (a)	0.03	0.14	0.20	(0.05)	(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments	0.08	0.33	0.49	(0.55)	0.16	0.03
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	0.00‡	(0.00)‡	0.00‡	(0.10)	0.08
Total from investment operations	0.11	0.47	0.69	(0.60)	(0.02)	0.01
Less distributions:
From net investment income	—	(0.16)	(0.16)	(0.10)	(0.10)	—
Return of capital	—	(0.03)	(0.01)	—	—	—
Total distributions	—	(0.19)	(0.17)	(0.10)	(0.10)	—
Net asset value at end of period	$ 9.13	$ 9.02	$ 8.74	$ 8.22	$ 8.92	$ 9.04
Total investment return (b)	1.22%(c)	5.38%	8.47%	(6.88)%	(0.25)%	0.11%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.75%††	1.56%	2.36%	(0.53)%	(0.93)%	(1.11)%
Net expenses (d)	0.70%††	0.70%	0.70%	1.43%	1.43%	1.46%
Expenses (before waiver/reimbursement) (d)(e)	0.87%††	1.00%	1.20%	2.96%	2.63%	2.63%
Portfolio turnover rate	79%	179%	151%	450%	185%	267%
Net assets at end of period (in 000’s)	$ 13,088	$ 12,044	$ 10,749	$ 9,059	$ 149,753	$ 201,252

*	Unaudited.
†	Consolidated Financial Highlights for the periods January 1, 2018 to November 30, 2018, January 1, 2017 to December 31, 2017 and January 9, 2016 to December 31, 2016.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
June 30, 2021*††	0.70%	—
December 31, 2020	0.70%	—
December 31, 2019	0.70%	—
December 31, 2018	1.43%	1.28%
December 31, 2017	1.43%	1.05%
December 31, 2016	1.46%	0.95%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Service Class		2020	2019	2018 †	2017 †	2016 †
Net asset value at beginning of period	$ 9.01	$ 8.73	$ 8.18	$ 8.87	$ 8.99	$ 9.00
Net investment income (loss) (a)	0.02	0.11	0.18	(0.00)‡	(0.11)	(0.12)
Net realized and unrealized gain (loss) on investments	0.08	0.34	0.49	(0.63)	0.18	0.03
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	0.00‡	(0.00)‡	0.00‡	(0.11)	0.08
Total from investment operations	0.10	0.45	0.67	(0.63)	(0.04)	(0.01)
Less distributions:
From net investment income	—	(0.14)	(0.12)	(0.06)	(0.08)	—
Return of capital	—	(0.03)	(0.00)‡	—	—	—
Total distributions	—	(0.17)	(0.12)	(0.06)	(0.08)	—
Net asset value at end of period	$ 9.11	$ 9.01	$ 8.73	$ 8.18	$ 8.87	$ 8.99
Total investment return (b)	1.11%(c)	5.14%	8.23%	(7.14)%	(0.51)%	(0.11)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.49%††	1.29%	2.09%	0.03%	(1.20)%	(1.36)%
Net expenses (d)	0.95%††	0.95%	0.95%	1.60%	1.68%	1.71%
Expenses (before waiver/reimbursement) (d)(e)	1.12%††	1.25%	1.45%	2.84%	2.88%	2.80%
Portfolio turnover rate	79%	179%	151%	450%	185%	267%
Net assets at end of period (in 000’s)	$ 373,522	$ 371,833	$ 389,101	$ 391,094	$ 423,600	$ 366,470

*	Unaudited.
†	Consolidated Financial Highlights for the periods January 1, 2018 to November 30, 2018, January 1, 2017 to December 31, 2017 and January 9, 2016 to December 31, 2016.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
June 30, 2021*††	0.95%	—
December 31, 2020	0.95%	—
December 31, 2019	0.95%	—
December 31, 2018	1.60%	0.99%
December 31, 2017	1.68%	1.05%
December 31, 2016	1.71%	0.90%
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP IQ Hedge Multi-Strategy Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP IQ Hedge Multi-Strategy Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 2013
Service Class	May 1, 2013
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek investment returns that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Multi-Strategy Index. The IQ Hedge Multi-Strategy Index seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using the following hedge fund investment styles: long/short equity; global macro; market neutral; event-driven; fixed-income arbitrage; and emerging markets.
The Portfolio is a “fund of funds” that seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”), other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange-traded commodity pools (“ETVs”), and exchange-traded notes (“ETNs”) (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”), but may also invest in one or more financial instruments, including but not limited to, futures contracts, reverse repurchase agreements, options, and swap agreements (collectively, “Financial Instruments”) in order to seek to achieve exposure to investment strategies and/or asset classes that are similar to those of the IQ Hedge Multi-Strategy Index.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference)

25

Notes to Financial Statements (Unaudited) (continued)
on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.

26	MainStay VP IQ Hedge Multi-Strategy Portfolio

ETFs are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned
27

Notes to Financial Statements (Unaudited) (continued)
using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in ETPs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETPs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETPs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
In addition, the Portfolio bears a pro rata share of the fees and expenses of the ETPs in which it invests. Because the ETPs have varied expense and fee levels and the Portfolio may own different proportions of the ETPs at different times, the amount of fees and expenses incurred indirectly by the Portfolio may vary.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. As of June 30, 2021, the Portfolio did not hold any open futures contracts..
(I) Swap Contracts. The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio's current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

28	MainStay VP IQ Hedge Multi-Strategy Portfolio

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of June 30, 2021, all swap positions outstanding are shown in the Portfolio of Investments.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.
Equity Swaps (Total Return Swaps). Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Portfolio enters into a “long” equity swap, the counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Portfolio will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Portfolio's return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Portfolio on the notional amount. Alternatively, when the Portfolio enters into a “short” equity swap, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Portfolio sold a particular referenced security or securities short, less the dividend expense that the Portfolio would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Portfolio will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.
Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Portfolio's current obligations. The Portfolio and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.
Equity swaps are derivatives and their value can be very volatile. The Portfolio may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or the Subadvisor do not accurately analyze and predict future market trends, the values or assets or economic factors, the Portfolio may suffer a loss, which may be substantial.
(J) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of
29

Notes to Financial Statements (Unaudited) (continued)
delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(K) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(L) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(M) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors.
(N) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

30	MainStay VP IQ Hedge Multi-Strategy Portfolio

(O) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio utilizes a range of derivative instruments for a variety of different purposes. Total return swaps (“TRS”) are one form of derivative that is used. In some cases, TRS contracts are entered into so as to affect long and short exposure to individual securities or indices within a particular strategy. In other cases, TRS are used to gain exposure to the strategy itself, which may also use derivatives. For example, a TRS contract is used to generate the return available from a customized index comprised of a diversified basket of exchange-traded futures. Other examples of derivative positions into which the Portfolio may enter include interest rate swaps, credit default swaps and option contracts. These instruments are frequently used to obtain a desired return at a lower cost to the Portfolio than is available when investing directly in the underlying instrument or to hedge against credit and interest rate risks. The Portfolio may also enter into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$(3,147,558)	$(3,147,558)
Total Net Realized Gain (Loss)	$(3,147,558)	$(3,147,558)

Average Notional Amount	Total
Swap Contracts Long	$ 31,055,901
Swap Contracts Short	$(31,346,119)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. IndexIQ Advisors LLC (“IndexIQ Advisors” or “Subadvisor”), a registered investment adviser and an affiliate of New York Life
Investments, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and IndexIQ Advisors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Portfolio's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.70% and 0.95%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended June 30, 2021, New York Life Investments earned fees from the Portfolio in the amount of $1,427,606 and waived fees and/or reimbursed expenses in the amount of $330,489 and paid the Subadvisor fees in the amount of $548,646.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service
31

Notes to Financial Statements (Unaudited) (continued)
fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
(C) Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 4,176	$ 14,612	$ (14,970)	$ —	$ —	$ 3,818	$ —(a)	$ —	3,818

(a)	Less than $500.

(D) Capital. As of June 30, 2021, New York Life and its affiliates beneficially held shares of the Portfolio with the values and percentages of net assets as follows:
Initial Class	$1,646,533	12.6%
Service Class	27,722	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of June 30, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$414,269,982	$11,312,776	$(558,776)	$10,754,000
As of December 31, 2020, for federal income tax purposes, capital loss carryforwards of $64,899,091, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$61,988	$2,911
During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$5,922,835
Return of Capital	1,066,138
Total	$6,988,973
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $112,627 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on

32	MainStay VP IQ Hedge Multi-Strategy Portfolio

July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2021, purchases and sales of securities, other than short-term securities, were $300,817 and $304,162, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	106,244	$ 964,680
Shares redeemed	(7,570)	(68,330)
Net increase (decrease)	98,674	$ 896,350
Year ended December 31, 2020:
Shares sold	156,471	$ 1,375,966
Shares issued to shareholders in reinvestment of distributions	27,268	246,213
Shares redeemed	(78,784)	(661,131)
Net increase (decrease)	104,955	$ 961,048

Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	862,008	$ 7,810,318
Shares redeemed	(1,111,299)	(10,088,706)
Net increase (decrease)	(249,291)	$ (2,278,388)
Year ended December 31, 2020:
Shares sold	1,899,216	$ 16,643,897
Shares issued to shareholders in reinvestment of distributions	747,510	6,742,760
Shares redeemed	(5,958,743)	(50,140,055)
Net increase (decrease)	(3,312,017)	$(26,753,398)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
33

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
34

Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
35

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
nylinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2021 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781596	MSVPARM10-08/21
(NYLIAC) NI506

MainStay VP Balanced Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the U.S. Federal Reserve. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date[1,2]	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	5/2/2005	11.61%	27.74%	8.53%	8.58%	0.71%
Service Class Shares	5/2/2005	11.47	27.42	8.26	8.31	0.96

1.	The Portfolio’s equity subadvisor changed effective January 1, 2018, due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.
2.	Effective May 1, 2021, the Portfolio replaced the subadvisor to the equity portion of the Portfolio and modified the equity portion of the Portfolio's principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies for the equity portion of the Portfolio.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Value Index[1]	17.05%	43.68%	11.87%	11.61%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[2]	-0.90	0.19	2.63	2.76
Balanced Composite Index[3]	9.65	24.83	8.45	8.28
Russell Midcap® Value Index[4]	19.45	53.06	11.79	11.75
Morningstar Allocation - 50% to 70% Equity Category Average[5]	9.54	26.62	10.00	7.89

1.	The Portfolio has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Portfolio has selected the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Portfolio has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell 1000® Value Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index weighted 60% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Russell Midcap® Value Index, the Fund's prior primary benchmark, measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay VP Balanced Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Balanced Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,116.10	$3.83	$1,021.18	$3.66	0.73%
Service Class Shares	$1,000.00	$1,114.70	$5.14	$1,019.94	$4.91	0.98%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of June 30, 2021 (Unaudited)
See Portfolio of Investments beginning on page 13 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings or Issuers Held as of June 30, 2021 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 0.125%-1.625%, due 6/30/23–5/15/31
2.	FFCB, 1.14%-2.70%, due 1/21/28–6/21/41
3.	iShares Russell 1000 Value ETF
4.	iShares Intermediate Government/Credit Bond ETF
5.	JPMorgan Chase & Co.
6.	UnitedHealth Group, Inc.
7.	Bank of America Corp.
8.	Cisco Systems, Inc.
9.	Comcast Corp., Class A
10.	Pfizer, Inc.

8	MainStay VP Balanced Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Portfolio’s Manager; Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Portfolio’s fixed-income Subadvisor; and Migene Kim, CFA, and Mona Patni of MacKay Shields LLC (“MacKay Shields”), the Portfolio’s former equity Subadvisor; and Adam H. Illfelder of Wellington Management Company LLP (“Wellington”), the Portfolio’s current equity Subadvisor.
How did MainStay VP Balanced Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP Balanced Portfolio returned 11.61% for Initial Class shares and 11.47% for Service Class shares. Over the same period, both share classes underperformed the 17.05% return of the Russell 1000® Value Index, which is the Portfolio’s primary benchmark, and outperformed the −0.90% return of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2021, both share classes outperformed the 9.65% return of the Balanced Composite Index and underperformed the 19.45% return of the Russell Midcap® Value Index, which are additional benchmarks of the Portfolio. Over the same period, both share classes outperformed the 9.54% return of the Morningstar Allocation—50% to 70% Equity Category Average.1
Were there any changes to the Fund during the reporting period?
At meetings held on January 21, January 25 and February 3, 2021, the Board of Trustees of MainStay VP Funds Trust considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP as subadvisor to the equity portion of the Portfolio, and the related subadvisory agreement; (ii) modifying the Portfolio’s principal investment strategies and investment process and primary benchmark; and (iii) reducing the Portfolio’s contractual management fee. These changes became effective on May 1, 2021. For more information on these and other changes refer to the supplement dated February 5, 2021.
In the process of implementing the new principal investment strategies and investment process, the Portfolio may have experienced a high level of portfolio turnover. Also during this transition period, the Portfolio may not have been pursuing its investment objective or may not have been managed consistent with its investment strategies as stated in the Prospectus. This may have impacted the Portfolio’s performance.
What factors affected the relative performance of the equity portion of the Portfolio during the reporting period?
MacKay Shields
During the time MacKay Shields managed the equity portion of the Portfolio, the equity portion of the Portfolio outperformed the Russell Midcap® Value Index primarily due to strong stock selection among consumer discretionary and health care stocks. Sector allocation modestly detracted, as the Portfolio held overweight exposure to the benchmark-lagging health care and consumer staples sectors. In terms of stock-selection model efficacy, the combination of signals used by the quantitative stock selection model was rewarded primarily by valuation measures.
Wellington
During the time Wellington managed the equity portion of the Portfolio, the Portfolio underperformed the Russell 1000® Value Index. Sector attribution, a result of our bottom-up stock selection process, weighed on results.
Which market segments were the strongest positive contributors to relative performance in the equity portion of the Portfolio, and which market segments detracted the most?
MacKay Shields
During the time MacKay Shields managed the equity portion of the Portfolio, the strongest positive contributions to the Portfolio’s performance relative to the Russell Midcap® Value Index came from the consumer discretionary, utilities and financials sectors. (Contributions take weightings and total returns into account.) During the same period, the most significant detractors from relative performance were the communication services and consumer staples sectors.
Wellington
During the time Wellington managed the equity portion of the Portfolio, security selection in the health care, communication services and industrials sectors made the strongest positive contributions to performance relative to the Russell 1000® Value Index, while selection in the financials, consumer discretionary and real estate sectors detracted. From an allocation standpoint, the Portfolio’s overweight position in health care and its underweight position in communication services bolstered relative results. Underweight exposure to energy and overweight exposure to materials were the most significant detractors.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
MacKay Shields
The strongest positive contributions to the absolute performance of the equity portion of the Portfolio during the time it was managed by MacKay Shields included shares in regional banking firm Signature Bank, technology hardware storage & peripherals maker HP, and building products maker Johnson Controls International. During the same period, the most significant detractors from absolute returns were positions in film & TV

1.	See page 5 for more information on benchmark and peer group returns.
9

content producer ViacomCBS, interactive home entertainment provider Take-Two Interactive Software, and oil & gas equipment & services company NOV.
Wellington
The strongest positive contributors to absolute performance during the time Wellington managed the equity portion of the Portfolio were holdings in pharmaceutical company Eli Lilly, food packaging company Sealed Air, and managed care provider Centene. Shares of Eli Lilly rose after the U.S. Food and Drug Administration (FDA) granted Breakthrough Therapy designation for donanemab, an Alzheimer’s disease treatment. Eli Lilly also gained emergency use authorization in India for the use of baricitinib in severely ill COVID-19 patients. Shares of Sealed Air rose after the company reported first-quarter 2021earnings ahead of expectations and raised fiscal 2021 operating guidance. Shares of Centene advanced as markets responded favorably to the company’s intermediate-term plans to improve margins.
The most significant detractors from absolute performance were LPL Financial, a provider of infrastructure to independent wealth advisors; Global Payments, a provider of payment technology services; and Chubb, a property and casualty insurance provider. Shares of LPL Financial fell despite the company’s strong first-quarter 2021 earnings. Management disclosed that a $2.25 billion Insured Cash Account balance, due in 2024, would be terminated three years earlier than expected. Shares of Global Payments lost ground despite posting first-quarter earnings that exceeded consensus estimates. Rather than reward this positive news, market participants appeared to be more focused on increasing competition in the space, while also reacting skeptically to the company’s two announced acquisitions. Shares of Chubb fell amid rising cyber insurance claims. The company was the biggest writer of packaged cyber insurance based on direct-written premiums.
Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?
MacKay Shields
The largest initial purchase in the equity portion of the Portfolio during the time it was managed by MacKay Shields was in shares of digital banking and payment services company Discover Financial Services, while the largest increase in position size was in mining firm Freeport-McMoRan. The largest full sale was a position in financial exchange Nasdaq, while the largest decreased position size was in regional banking firm First Republic Bank.
Wellington
During the time Wellington managed the equity portion of the
Portfolio, the largest purchases included shares of alternative asset manager Ares Management and global coatings company Axalta Coating Systems. In our opinion, Ares offers a very attractive combination of growth, business quality and valuation compared to other pure-play alternatives managers. Axalta is an industry leader with significant exposure to the automotive sector. In our view, it offers above-average quality at a steep discount to the market and has the potential to increase capital returns over time.
Notable sales included the Portfolio’s full positions in alternatives asset manager Blackstone Group and railroad company Union Pacific. We used the proceeds from the Portfolio’s sale of Blackstone as a source of funds for initiating a position in Ares, where we saw better risk-adjusted upside. Our decision to eliminate the Portfolio’s position in Union Pacific was valuation driven as we saw less upside in the name than in other potential investments.
How did sector weightings in the equity portion of the Portfolio change during the reporting period?
MacKay Shields
During the time MacKay Shields managed the equity portion of the Portfolio, the largest increases in sector exposures relative to the Russell Midcap® Value Index were in the information technology and utilities sectors. Conversely, the largest decreases in benchmark-relative sector exposures were in the consumer discretionary and financials sectors.
Wellington
During the time Wellington managed the equity portion of the Portfolio, the most notable increases in absolute sector exposures were to health care and, to a lesser extent, materials. Notable reductions in sector exposure included financials, industrials and consumer discretionary.
How was the equity portion of the Portfolio positioned at the end of the reporting period?
MacKay Shields
At the end of the period MacKay Shields managed the equity portion of the Portfolio, the equity portion of the Portfolio held its largest overweight relative to the Russell Midcap® Value Index in the health care and consumer staples sectors. As of the same date, the Portfolio’s most significantly underweight sector positions were in real estate and materials.
Wellington
As of June 30, 2021, the equity portion of the Portfolio held its most overweight positions relative to the Russell 1000® Value Index in the information technology, health care and materials
10	MainStay VP Balanced Portfolio

sectors, and its most underweight positions in consumer staples, communication services and energy.
What factors affected the relative performance of the fixed-income portion of the Portfolio during the reporting period?
The fixed-income portion of the Portfolio held overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in U.S. government agencies, corporates, asset-backed securities and commercial mortgage-backed securities throughout the reporting period. To facilitate these overweight positions, the Portfolio maintained an underweight position in the U.S. Treasury sector. Corporate sector holdings provided the strongest boost to the Portfolio’s performance relative to the Index, followed by asset-backed securities and commercial mortgage-backed securities. Relatively overweight exposure to the U.S. government agency sector was slightly accretive to performance, while underweight exposure to the U.S. Treasury sector detracted slightly.
During the reporting period, how was the performance of the fixed-income portion of the Portfolio materially affected by investments in derivatives?
The fixed-income portion of the Portfolio’s use of derivatives was limited to interest rate derivatives used to keep the duration2 of the Portfolio in line with our target. These interest rate derivatives had a negative impact on performance during the reporting period.
What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?
The fixed-income portion of the Portfolio maintained a
duration relatively close to that of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. On one occasion, toward the end of the reporting period, the duration of the Portfolio was shorter than that of the Index. This strategy had a negative impact on the Portfolio’s performance. As of June 30,
2021, the effective duration of the Portfolio was 4.00 years, compared to a duration of 4.15 years for the Index.
During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?
During the reporting period, asset-backed securities made the strongest positive contribution to the fixed-income portion of the Portfolio’s absolute performance. In the asset-backed sector, the Portfolio’s allocation to commercial loan obligations (CLOs) rated AAA and AA were the most accretive to absolute performance.3 The commercial mortgage-backed securities sector, particularly the non-agency subcomponent, made the second strongest contribution to the Portfolio’s absolute performance.
During the same period, U.S. government agencies produced the weakest contribution to the Portfolio’s absolute performance. In the corporate sector, industrials and financials detracted most. In the interest rate complex, the Portfolio’s duration and yield curve4 positioning detracted, while rolldown positioning added to absolute performance.
Among the Portfolio’s corporate bond holdings, those producing the strongest absolute performance during the reporting period were issued by vehicle maker Ford Motor, electric utility FirstEnergy, and bank holding company Antares Holdings. Those with the weakest absolute performance were issued by investment banking firm JPMorgan Chase, cell tower REIT (real estate investment trust) Crown Castle International and diversified bank Credit Suisse Group.
Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?
The largest purchases made by the fixed-income portion of the Portfolio during the reporting period included bonds issued by Crown Castle International, investment bank NatWest Markets, and aircraft leasing company Air Lease. Other notably large
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
11

purchases included bonds from insurer Brighthouse Financial Global Funding and dialysis care provider Fresenius Medical Care.
The most significant sales during the same period were bonds issued by energy infrastructure firm Kinder Morgan, health care plan provider Cigna and medical equipment & supplies company Becton Dickinson. Other significant but smaller sales were of securities from Japan-based bank holding company Mizuho Financial and metal products producer Reliance Steel & Aluminum.
During the reporting period, how did sector (or industry) weightings change in the fixed-income portion of the Portfolio?
Given stretched valuations and immense uncertainty regarding prepayments among non-agency residential mortgage-backed securities early in the reporting period, we reduced the Portfolio’s exposure to these assets. Throughout the reporting period, we increased the Portfolio’s allocation to CLOs rated AAA and AA. The CLO asset class was one of our highest-conviction, risk-adjusted, relative-value allocations. With interest rates at or close to multi-year lows, CLOs provided a higher yield and lower duration than most other investment-grade fixed-income assets. Within the corporate credit sector, the Portfolio held overweight allocations to the financials, industrials and utilities sectors. Near the close of the reporting period, we reduced the Portfolio’s overweight position in the corporate credit sector. The unprecedented amount of fiscal and monetary stimulus unleashed into financial markets drove option-adjusted spreads5 (OAS) on investment-grade credit to multi-year tights, reducing the attractiveness of owning certain sectors in the corporate credit universe. As of June 30, 2021, the Portfolio still maintained overweight exposure to corporate credit concentrated in those areas that we believed still offered an attractive relative-value proposition.
How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?
As of June 30, 2021, the fixed-income portion of the Portfolio held overweight exposure relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds. Within the corporate sector, the Portfolio held overweight positions in financials, industrials and utilities. The Portfolio also held overweight positions in asset-backed securities, commercial mortgage-backed securities and U.S. government agencies. The
Portfolio’s largest overweight allocation among spread6 assets was to the asset-backed securities sector.
As of the same date, the Portfolio held relatively underweight positions in the sovereign, supranational, foreign agency and foreign local government sectors. The Portfolio also held an underweight position in the U.S. Treasury sector.
5.	An option-adjusted spread is the measurement of the spread of a fixed-income security rate and the risk-free rate of return, which is then adjusted to take into account an embedded option.
6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
12	MainStay VP Balanced Portfolio

Portfolio of Investments June 30, 2021† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 34.5%
Asset-Backed Securities 4.6%
Automobile Asset-Backed Security 0.2%
Ford Credit Floorplan Master Owner Trust
Series 2018-4, Class A
4.06%, due 11/15/30	$ 600,000	$ 689,793
Other Asset-Backed Securities 4.4%
522 Funding CLO Ltd.
Series 2021-7A, Class A
1.27% (3 Month LIBOR + 1.07%), due 4/23/34 (a)(b)	400,000	400,286
AIG CLO LLC
Series 2020-1A, Class AR
1.294% (3 Month LIBOR + 1.16%), due 4/15/34 (a)(b)	600,000	600,107
Apidos CLO XXV
Series 2016-25A, Class A1R
1.358% (3 Month LIBOR + 1.17%), due 10/20/31 (a)(b)	400,000	400,153
Apidos CLO XXX
Series XXXA, Class A2
1.79% (3 Month LIBOR + 1.60%), due 10/18/31 (a)(b)	650,000	649,997
Apidos CLO XXXII
Series 2019-32A, Class A1
1.508% (3 Month LIBOR + 1.32%), due 1/20/33 (a)(b)	500,000	500,449
ARES L CLO Ltd.
Series 2018-50A, Class AR
1.123% (3 Month LIBOR + 1.05%), due 1/15/32 (a)(b)	700,000	700,133
ARES XXXVIII CLO Ltd.
Series 2015-38A, Class BR
1.588% (3 Month LIBOR + 1.40%), due 4/20/30 (a)(b)	400,000	397,857
Battalion CLO Ltd.
Series 2021-21A, Class A
1.312% (3 Month LIBOR + 1.18%), due 7/15/34 (a)(b)(c)	700,000	700,073
Benefit Street Partners CLO XVIII Ltd.
Series 2019-18A, Class A
1.524% (3 Month LIBOR + 1.34%), due 10/15/32 (a)(b)	250,000	250,483
Benefit Street Partners CLO XXIII Ltd.
Series 2021-23A, Class A1
1.293% (3 Month LIBOR + 1.08%), due 4/25/34 (a)(b)	600,000	600,212
	Principal Amount	Value

Other Asset-Backed Securities (continued)
CAL Funding IV Ltd.
Series 2020-1A, Class A
2.22%, due 9/25/45 (a)	$ 702,188	$ 708,513
Carlyle Global Market Strategies
Series 2021-5A, Class B
1.735% (3 Month LIBOR + 1.60%), due 7/20/34 (a)(b)	500,000	500,502
Carlyle Global Market Strategies CLO Ltd.
Series 2013-3A, Class A2R
1.584% (3 Month LIBOR + 1.40%), due 10/15/30 (a)(b)	800,000	794,917
Cedar Funding XII CLO Ltd.
Series 2020-12A, Class A
1.446% (3 Month LIBOR + 1.27%), due 10/25/32 (a)(b)	500,000	500,176
Dryden 76 CLO Ltd.
Series 2019-76A, Class A1
1.518% (3 Month LIBOR + 1.33%), due 10/20/32 (a)(b)	250,000	250,364
HPS Loan Management Ltd.
Series 11A-17, Class AR
1.195% (3 Month LIBOR + 1.02%), due 5/6/30 (a)(b)	850,000	847,637
Magnetite XVIII Ltd.
Series 2016-18A, Class AR
1.236% (3 Month LIBOR + 1.08%), due 11/15/28 (a)(b)	400,000	400,004
Magnetite XXIII Ltd.
Series 2019-23A, Class A
1.476% (3 Month LIBOR + 1.30%), due 10/25/32 (a)(b)	250,000	250,356
Neuberger Berman Loan Advisers CLO 24 Ltd.
Series 2017-24A, Class AR
1.21% (3 Month LIBOR + 1.02%), due 4/19/30 (a)(b)	250,000	249,638
Neuberger Berman Loan Advisers CLO 35 Ltd.
Series 2019-35A, Class A1
1.53% (3 Month LIBOR + 1.34%), due 1/19/33 (a)(b)	600,000	600,910
Neuberger Berman Loan Advisers CLO 37 Ltd.
Series 2020-37A, Class BR
1.542% (3 Month LIBOR + 1.45%), due 7/20/31 (a)(b)	500,000	500,502
Octagon Investment Partners 29 Ltd.
Series 2016-1A, Class AR
1.356% (3 Month LIBOR + 1.18%), due 1/24/33 (a)(b)	350,000	349,331

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
OHA Credit Funding 6 Ltd.
Series 2020-6A, Class A1
1.838% (3 Month LIBOR + 1.65%), due 7/20/31 (a)(b)	$ 600,000	$ 600,000
Palmer Square CLO Ltd. (a)(b)
Series 2014-1A, Class A1R2
1.32% (3 Month LIBOR + 1.13%), due 1/17/31	250,000	250,072
Series 2015-2A, Class A2R2
1.738% (3 Month LIBOR + 1.55%), due 7/20/30	750,000	750,026
Palmer Square Loan Funding Ltd.
Series 2021-3A, Class A2
1.571% (3 Month LIBOR + 1.40%), due 7/20/29 (a)(b)(c)	500,000	500,000
Progress Residential
Series 2021-SFR3, Class A
1.637%, due 5/17/26 (a)	499,303	502,528
Regatta XIV Funding Ltd.
Series 2018-3A, Class A
1.366% (3 Month LIBOR + 1.19%), due 10/25/31 (a)(b)	600,000	600,020
Regatta XV Funding Ltd.
Series 2018-4A, Class A1
1.406% (3 Month LIBOR + 1.23%), due 10/25/31 (a)(b)	250,000	250,103
STORE Master Funding LLC
Series 2021-1A, Class A1
2.12%, due 6/20/51 (a)	243,750	246,341
THL Credit Wind River CLO Ltd.
Series 2017-4A, Class A
1.305% (3 Month LIBOR + 1.15%), due 11/20/30 (a)(b)	250,000	250,193
Tiaa CLO III Ltd.
Series 2017-2A, Class A
1.334% (3 Month LIBOR + 1.15%), due 1/16/31 (a)(b)	350,000	348,164
TIF Funding II LLC
Series 2021-1A, Class A
1.65%, due 2/20/46 (a)	584,500	575,383
Vantage Data Centers LLC
Series 2020-1A, Class A2
1.645%, due 9/15/45 (a)	725,000	726,926
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Voya CLO Ltd.
Series 2019-1A, Class AR
1.244% (3 Month LIBOR + 1.06%), due 4/15/31 (a)(b)	$ 250,000	$ 250,030
		17,002,386
Total Asset-Backed Securities (Cost $17,693,747)		17,692,179
Corporate Bonds 14.2%
Aerospace & Defense 0.3%
Boeing Co. (The)
3.10%, due 5/1/26	240,000	253,719
3.25%, due 2/1/28	325,000	344,529
3.625%, due 2/1/31	375,000	403,323
		1,001,571
Apparel 0.0% ‡
Ralph Lauren Corp.
1.70%, due 6/15/22	175,000	177,287
Auto Manufacturers 1.1%
American Honda Finance Corp.
0.55%, due 7/12/24	300,000	299,028
Daimler Finance North America LLC
2.45%, due 3/2/31 (a)	250,000	256,138
Ford Motor Credit Co. LLC
3.087%, due 1/9/23	425,000	433,500
3.664%, due 9/8/24	725,000	759,901
General Motors Financial Co., Inc.
1.05%, due 3/8/24	200,000	201,147
1.50%, due 6/10/26	1,275,000	1,266,683
Hyundai Capital America (a)
1.80%, due 1/10/28	225,000	222,987
2.375%, due 10/15/27	375,000	383,380
Nissan Motor Co. Ltd.
4.81%, due 9/17/30 (a)	275,000	310,486
		4,133,250
Banks 2.9%
Banco Santander SA
1.849%, due 3/25/26	600,000	606,399
Bank of America Corp.
2.087%, due 6/14/29 (d)	2,455,000	2,474,865
BNP Paribas SA
2.588% (5 Year Treasury Constant Maturity Rate + 2.05%), due 8/12/35 (a)(b)	435,000	424,957

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Balanced Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Citigroup, Inc.
3.20%, due 10/21/26	$ 930,000	$ 1,007,432
Goldman Sachs Group, Inc. (The)
1.542%, due 9/10/27 (d)	500,000	498,593
JPMorgan Chase & Co.
1.578%, due 4/22/27 (d)	1,705,000	1,713,834
Lloyds Banking Group plc
0.695% (1 Year Treasury Constant Maturity Rate + 0.55%), due 5/11/24 (b)	430,000	431,156
Morgan Stanley
3.625%, due 1/20/27	350,000	388,087
4.35%, due 9/8/26	820,000	928,458
NatWest Markets plc
0.80%, due 8/12/24 (a)	1,425,000	1,418,469
Societe Generale SA
1.792% (1 Year Treasury Constant Maturity Rate + 1.00%), due 6/9/27 (a)(b)	350,000	349,149
Standard Chartered plc
0.991% (1 Year Treasury Constant Maturity Rate + 0.78%), due 1/12/25 (a)(b)	200,000	199,371
Truist Financial Corp.
1.267%, due 3/2/27 (d)	375,000	374,579
UBS Group AG
1.364% (1 Year Treasury Constant Maturity Rate + 1.08%), due 1/30/27 (a)(b)	475,000	471,675
		11,287,024
Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc.
4.75%, due 1/23/29	760,000	905,361
Diageo Capital plc
2.125%, due 4/29/32	325,000	326,375
		1,231,736
Building Materials 0.2%
Owens Corning
3.95%, due 8/15/29	700,000	790,834
Chemicals 0.3%
EI du Pont de Nemours and Co.
1.70%, due 7/15/25	175,000	179,468
International Flavors & Fragrances, Inc.
1.832%, due 10/15/27 (a)	275,000	274,219
	Principal Amount	Value

Chemicals (continued)
LYB International Finance III LLC
1.25%, due 10/1/25	$ 175,000	$ 174,562
NewMarket Corp.
4.10%, due 12/15/22	525,000	550,145
		1,178,394
Computers 0.2%
HP, Inc.
2.65%, due 6/17/31 (a)	675,000	673,803
Diversified Financial Services 1.3%
Air Lease Corp.
0.70%, due 2/15/24	1,150,000	1,145,902
Aircastle Ltd.
2.85%, due 1/26/28 (a)	500,000	502,471
Antares Holdings LP
3.95%, due 7/15/26 (a)	250,000	260,156
Aviation Capital Group LLC
1.95%, due 1/30/26 (a)	475,000	475,128
BOC Aviation USA Corp.
1.625%, due 4/29/24 (a)	400,000	403,147
GE Capital Funding LLC
4.05%, due 5/15/27	1,440,000	1,629,773
LSEGA Financing plc
2.00%, due 4/6/28 (a)	400,000	404,503
Thirax 1 LLC
0.968%, due 1/14/33	220,633	218,749
		5,039,829
Electric 1.3%
Berkshire Hathaway Energy Co.
1.65%, due 5/15/31	475,000	455,897
Commonwealth Edison Co.
3.10%, due 11/1/24	250,000	266,887
DTE Electric Co.
2.65%, due 6/15/22	500,000	508,294
DTE Energy Co.
Series F
1.05%, due 6/1/25	250,000	249,931
Entergy Arkansas LLC
3.70%, due 6/1/24	500,000	539,964
Entergy Corp.
4.00%, due 7/15/22	1,000,000	1,031,497
FirstEnergy Transmission LLC
4.35%, due 1/15/25 (a)	700,000	767,984
Pinnacle West Capital Corp.
1.30%, due 6/15/25	625,000	628,666
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Southern California Edison Co.
Series 20C
1.20%, due 2/1/26	$ 400,000	$ 397,039
Tampa Electric Co.
2.40%, due 3/15/31	225,000	229,864
		5,076,023
Electrical Components & Equipment 0.1%
Emerson Electric Co.
1.80%, due 10/15/27	400,000	409,847
Electronics 0.1%
Flex Ltd.
3.75%, due 2/1/26	275,000	300,749
Food 0.1%
Conagra Brands, Inc.
4.85%, due 11/1/28	450,000	535,720
Forest Products & Paper 0.1%
Georgia-Pacific LLC
0.95%, due 5/15/26 (a)	225,000	221,268
Healthcare-Services 0.3%
Fresenius Medical Care U.S. Finance III, Inc. (a)
1.875%, due 12/1/26	225,000	225,007
2.375%, due 2/16/31	1,025,000	1,000,005
		1,225,012
Insurance 0.4%
Brighthouse Financial Global Funding
1.00%, due 4/12/24 (a)	975,000	976,878
Guardian Life Global Funding
1.25%, due 11/19/27 (a)	625,000	609,221
		1,586,099
Investment Companies 0.1%
Blackstone Secured Lending Fund
2.75%, due 9/16/26 (a)	250,000	253,375
Iron & Steel 0.1%
Nucor Corp.
2.00%, due 6/1/25	275,000	284,562
	Principal Amount	Value

Iron & Steel (continued)
Steel Dynamics, Inc.
2.40%, due 6/15/25	$ 250,000	$ 261,425
		545,987
Machinery-Diversified 0.1%
Deere & Co.
3.10%, due 4/15/30	450,000	496,361
Media 0.1%
Discovery Communications LLC
3.625%, due 5/15/30	150,000	163,647
Thomson Reuters Corp.
3.85%, due 9/29/24	300,000	325,262
		488,909
Mining 0.3%
Anglo American Capital plc (a)
2.25%, due 3/17/28	525,000	530,814
5.625%, due 4/1/30	400,000	489,410
		1,020,224
Oil & Gas 0.2%
Valero Energy Corp.
2.85%, due 4/15/25	675,000	715,719
Oil & Gas Services 0.2%
Schlumberger Holdings Corp.
3.75%, due 5/1/24 (a)	925,000	995,475
Packaging & Containers 0.3%
WRKCo, Inc.
3.75%, due 3/15/25	925,000	1,009,107
Pharmaceuticals 0.6%
AbbVie, Inc.
2.95%, due 11/21/26	950,000	1,021,199
Bayer US Finance II LLC
4.375%, due 12/15/28 (a)	600,000	687,395
Cigna Corp.
2.375%, due 3/15/31	250,000	253,503
CVS Health Corp.
1.875%, due 2/28/31	490,000	475,279
		2,437,376
Pipelines 0.4%
Energy Transfer Partners LP
5.875%, due 3/1/22	1,150,000	1,174,602

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Balanced Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Texas Eastern Transmission LP
2.80%, due 10/15/22 (a)	$ 225,000	$ 229,653
		1,404,255
Real Estate Investment Trusts 1.8%
American Campus Communities Operating Partnership LP
3.30%, due 7/15/26	900,000	965,098
Corporate Office Properties LP
2.75%, due 4/15/31	230,000	231,736
Crown Castle International Corp.
1.05%, due 7/15/26	1,835,000	1,792,147
Federal Realty Investment Trust
1.25%, due 2/15/26	150,000	148,908
Highwoods Realty LP
3.875%, due 3/1/27	1,350,000	1,481,308
Kimco Realty Corp.
1.90%, due 3/1/28	225,000	224,603
2.80%, due 10/1/26	500,000	531,442
Simon Property Group LP
1.75%, due 2/1/28	375,000	372,995
Spirit Realty LP
2.70%, due 2/15/32	175,000	173,471
3.20%, due 2/15/31	175,000	182,383
VEREIT Operating Partnership LP
3.95%, due 8/15/27	890,000	1,002,495
		7,106,586
Retail 0.1%
Advance Auto Parts, Inc.
1.75%, due 10/1/27	150,000	148,837
CK Hutchison International 21 Ltd.
1.50%, due 4/15/26 (a)	375,000	376,964
		525,801
Semiconductors 0.1%
Skyworks Solutions, Inc.
1.80%, due 6/1/26	300,000	303,779
Telecommunications 0.8%
AT&T, Inc.
4.35%, due 3/1/29	775,000	897,339
T-Mobile US, Inc.
2.55%, due 2/15/31	825,000	834,240
Verizon Communications, Inc.
2.10%, due 3/22/28	350,000	357,320
	Principal Amount	Value

Telecommunications (continued)
Verizon Communications, Inc. (continued)
3.376%, due 2/15/25	$ 6,000	$ 6,518
4.016%, due 12/3/29	912,000	1,045,716
		3,141,133
Total Corporate Bonds (Cost $53,682,437)		55,312,533
Foreign Government Bonds 0.1%
Norway 0.1%
Equinor ASA
1.75%, due 1/22/26	225,000	231,697
Philippines 0.0% ‡
Philippine Government Bond
3.00%, due 2/1/28	200,000	215,657
Poland 0.0% ‡
Poland Government Bond
5.00%, due 3/23/22	50,000	51,709
Total Foreign Government Bonds (Cost $469,789)		499,063
Mortgage-Backed Securities 0.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.6%
BFLD Trust
Series 2021-FPM, Class A
1.70% (1 Month LIBOR + 1.60%), due 6/15/38 (a)(b)	500,000	500,449
Citigroup Commercial Mortgage Trust
Series 2020-420K, Class A
2.456%, due 11/10/42 (a)	500,000	506,222
Series 2020-GC46, Class A5
2.717%, due 2/15/53	500,000	528,057
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (a)	750,000	781,720
Total Mortgage-Backed Securities (Cost $2,290,862)		2,316,448
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies 15.0%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 4.5%
FFCB
1.14%, due 8/20/29	$ 800,000	$ 783,311
1.23%, due 9/10/29	1,000,000	977,545
1.23%, due 7/29/30	725,000	703,017
1.25%, due 6/24/30	925,000	898,241
1.62%, due 4/6/28	425,000	425,124
1.67%, due 3/3/31	650,000	649,437
1.84%, due 6/3/30	500,000	500,083
1.98%, due 6/2/31	1,200,000	1,197,714
2.00%, due 5/27/31	900,000	900,067
2.03%, due 1/21/28	850,000	891,443
2.04%, due 4/14/31	475,000	475,946
2.09%, due 4/1/31	625,000	625,005
2.10%, due 5/6/31	1,000,000	1,000,105
2.19%, due 6/1/33	700,000	698,001
2.35%, due 4/16/35	300,000	300,000
2.45%, due 5/10/34	425,000	425,321
2.50%, due 6/2/36	550,000	550,005
2.70%, due 6/21/41	350,000	351,115
FHLB
0.375%, due 9/4/25	730,000	721,107
1.50%, due 9/11/29	600,000	595,177
2.00%, due 5/12/31	700,000	700,446
2.00%, due 5/27/31	945,000	945,157
3.125%, due 9/12/25	800,000	874,683
FHLMC
0.375%, due 9/23/25	175,000	172,261
1.42%, due 12/30/30	725,000	711,019
FNMA
0.50%, due 6/17/25	650,000	645,930
		17,717,260
United States Treasury Notes 10.5%
U.S. Treasury Notes
0.125%, due 6/30/23	5,285,000	5,272,407
0.25%, due 6/15/24	14,590,000	14,501,092
0.875%, due 6/30/26	11,300,000	11,294,703
	Principal Amount	Value

United States Treasury Notes (continued)
U.S. Treasury Notes (continued)
1.25%, due 6/30/28	$ 3,823,000	$ 3,828,974
1.625%, due 5/15/31	5,852,600	5,942,218
		40,839,394
Total U.S. Government & Federal Agencies (Cost $58,488,674)		58,556,654
Total Long-Term Bonds (Cost $132,625,509)		134,376,877

	Shares
Common Stocks 56.5%
Aerospace & Defense 3.1%
General Dynamics Corp.	14,829	2,791,708
L3Harris Technologies, Inc.	13,859	2,995,623
Lockheed Martin Corp.	6,675	2,525,486
Raytheon Technologies Corp.	43,104	3,677,202
		11,990,019
Auto Components 0.7%
Gentex Corp.	78,206	2,587,837
Banks 6.4%
Bank of America Corp.	157,204	6,481,521
JPMorgan Chase & Co.	55,789	8,677,421
M&T Bank Corp.	18,809	2,733,136
PNC Financial Services Group, Inc. (The)	20,223	3,857,739
Truist Financial Corp.	55,334	3,071,037
		24,820,854
Beverages 0.8%
Keurig Dr Pepper, Inc.	89,900	3,168,076
Building Products 1.4%
Fortune Brands Home & Security, Inc.	23,202	2,311,151
Johnson Controls International plc	45,820	3,144,627
		5,455,778
Capital Markets 2.2%
ARES Management Corp.	33,570	2,134,716
BlackRock, Inc.	1,179	1,031,590
LPL Financial Holdings, Inc.	19,923	2,689,207
Morgan Stanley	29,963	2,747,307
		8,602,820

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Balanced Portfolio

	Shares	Value
Common Stocks (continued)
Chemicals 1.9%
Axalta Coating Systems Ltd. (e)	69,772	$ 2,127,348
Celanese Corp.	18,921	2,868,423
FMC Corp.	21,903	2,369,905
		7,365,676
Communications Equipment 2.3%
Cisco Systems, Inc.	114,167	6,050,851
F5 Networks, Inc. (e)	16,637	3,105,462
		9,156,313
Containers & Packaging 0.8%
Sealed Air Corp.	53,913	3,194,345
Electric Utilities 1.3%
Entergy Corp.	23,408	2,333,778
Exelon Corp.	66,327	2,938,949
		5,272,727
Electrical Equipment 0.8%
nVent Electric plc	96,355	3,010,130
Electronic Equipment, Instruments & Components 0.8%
Corning, Inc.	79,200	3,239,280
Equity Real Estate Investment Trusts 2.1%
Crown Castle International Corp.	12,147	2,369,879
Gaming and Leisure Properties, Inc.	73,339	3,397,796
Host Hotels & Resorts, Inc. (e)	133,086	2,274,440
		8,042,115
Food Products 0.8%
Mondelez International, Inc., Class A	50,656	3,162,961
Health Care Equipment & Supplies 2.7%
Becton Dickinson and Co.	13,179	3,205,001
Boston Scientific Corp. (e)	70,142	2,999,272
Medtronic plc	33,772	4,192,118
		10,396,391
Health Care Providers & Services 3.7%
Anthem, Inc.	12,552	4,792,354
Centene Corp. (e)	37,412	2,728,457
UnitedHealth Group, Inc.	17,266	6,913,997
		14,434,808
Hotels, Restaurants & Leisure 0.5%
Booking Holdings, Inc. (e)	897	1,962,717
	Shares	Value

Household Durables 0.7%
Lennar Corp., Class A	28,435	$ 2,825,017
Insurance 3.6%
Assurant, Inc.	20,129	3,143,747
Chubb Ltd.	23,810	3,784,362
MetLife, Inc.	73,123	4,376,412
Progressive Corp. (The)	26,935	2,645,286
		13,949,807
Interactive Media & Services 1.2%
Alphabet, Inc., Class C (e)	1,867	4,679,300
IT Services 1.5%
Amdocs Ltd.	35,694	2,761,288
Global Payments, Inc.	15,474	2,901,994
		5,663,282
Machinery 0.7%
Middleby Corp. (The) (e)	15,242	2,640,829
Media 1.5%
Comcast Corp., Class A	104,703	5,970,165
Metals & Mining 0.7%
Rio Tinto plc, Sponsored ADR (f)	31,013	2,601,681
Multi-Utilities 1.4%
Dominion Energy, Inc.	39,990	2,942,064
Sempra Energy	20,191	2,674,904
		5,616,968
Oil, Gas & Consumable Fuels 1.5%
Phillips 66	34,256	2,939,850
Pioneer Natural Resources Co.	18,582	3,019,947
		5,959,797
Pharmaceuticals 5.2%
AstraZeneca plc, Sponsored ADR (f)	51,436	3,081,017
Eli Lilly and Co.	18,871	4,331,272
Merck & Co., Inc.	56,551	4,397,971
Pfizer, Inc.	146,345	5,730,870
Roche Holding AG	7,006	2,639,223
		20,180,353
Real Estate Management & Development 0.7%
CBRE Group, Inc., Class A (e)	31,204	2,675,119
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Road & Rail 0.7%
Knight-Swift Transportation Holdings, Inc.	63,151	$ 2,870,844
Semiconductors & Semiconductor Equipment 2.9%
Analog Devices, Inc.	16,066	2,765,922
KLA Corp.	6,376	2,067,163
Micron Technology, Inc. (e)	41,033	3,486,984
Qorvo, Inc. (e)	15,461	3,024,945
		11,345,014
Software 0.6%
VMware, Inc., Class A (e)(f)	13,947	2,231,102
Specialty Retail 1.3%
Home Depot, Inc. (The)	7,197	2,295,052
TJX Cos., Inc. (The)	40,134	2,705,834
		5,000,886
Total Common Stocks (Cost $207,298,303)		220,073,011
Exchange-Traded Funds 4.9%
iShares Intermediate Government/Credit Bond ETF	76,929	8,894,531
iShares Russell 1000 Value ETF	63,914	10,138,039
Total Exchange-Traded Funds (Cost $18,143,387)		19,032,570
Short-Term Investments 2.7%
Affiliated Investment Company 1.3%
MainStay U.S. Government Liquidity Fund, 0.01% (g)	5,070,911	5,070,911
Unaffiliated Investment Company 1.4%
Wells Fargo Government Money Market Fund, 0.025% (g)(h)	5,460,256	5,460,256
Total Short-Term Investments (Cost $10,531,167)		10,531,167
Total Investments (Cost $368,598,366)	98.6%	384,013,625
Other Assets, Less Liabilities	1.4	5,608,027
Net Assets	100.0%	$ 389,621,652

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2021.
(c)	Delayed delivery security.
(d)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2021.
(e)	Non-income producing security.
(f)	All or a portion of this security was held on loan. As of June 30, 2021, the aggregate market value of securities on loan was $5,376,126; the total market value of collateral held by the Portfolio was $5,529,129. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $68,873. The Portfolio received cash collateral with a value of $5,460,256. (See Note 2(J))
(g)	Current yield as of June 30, 2021.
(h)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Balanced Portfolio

Futures Contracts
As of June 30, 2021, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	62	September 2021	$ 13,671,404	$ 13,659,859	$ (11,545)
U.S. Treasury 10 Year Notes	24	September 2021	3,162,246	3,180,000	17,754
U.S. Treasury Ultra Bonds	1	September 2021	193,303	192,688	(615)
Total Long Contracts					5,594
Short Contracts
U.S. Treasury 5 Year Notes	(7)	September 2021	(863,559)	(864,008)	(449)
U.S. Treasury 10 Year Ultra Bonds	(42)	September 2021	(6,090,146)	(6,182,531)	(92,385)
U.S. Treasury Long Bonds	(4)	September 2021	(624,680)	(643,000)	(18,320)
Total Short Contracts					(111,154)
Net Unrealized Depreciation					$ (105,560)

1.	As of June 30, 2021, cash in the amount of $80,404 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2021.

Abbreviation(s):
ADR—American Depositary Receipt
CLO—Collateralized Loan Obligation
ETF—Exchange-Traded Fund
FFCB—Federal Farm Credit Bank
FHLB—Federal Home Loan Bank
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
LIBOR—London Interbank Offered Rate
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 17,692,179	$ —	$ 17,692,179
Corporate Bonds	—	55,312,533	—	55,312,533
Foreign Government Bonds	—	499,063	—	499,063
Mortgage-Backed Securities	—	2,316,448	—	2,316,448
U.S. Government & Federal Agencies	—	58,556,654	—	58,556,654
Total Long-Term Bonds	—	134,376,877	—	134,376,877
Common Stocks	220,073,011	—	—	220,073,011
Exchange-Traded Funds	19,032,570	—	—	19,032,570
Short-Term Investments
Affiliated Investment Company	5,070,911	—	—	5,070,911
Unaffiliated Investment Company	5,460,256	—	—	5,460,256
Total Short-Term Investments	10,531,167	—	—	10,531,167
Total Investments in Securities	249,636,748	134,376,877	—	384,013,625
Other Financial Instruments
Futures Contracts (b)	17,754	—	—	17,754
Total Investments in Securities and Other Financial Instruments	$ 249,654,502	$ 134,376,877	$ —	$ 384,031,379
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (123,314)	$ —	$ —	$ (123,314)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Balanced Portfolio

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $363,527,455) including securities on loan of $5,376,126	$378,942,714
Investment in affiliated investment companies, at value (identified cost $5,070,911)	5,070,911
Cash	11,254,984
Cash collateral on deposit at broker for futures contracts	80,404
Receivables:
Investment securities sold	3,748,128
Dividends and interest	621,946
Portfolio shares sold	338,839
Securities lending	4,335
Other assets	3,622
Total assets	400,065,883
Liabilities
Cash collateral received for securities on loan	5,460,256
Payables:
Investment securities purchased	4,653,682
Manager (See Note 3)	208,762
NYLIFE Distributors (See Note 3)	76,002
Custodian	28,668
Professional fees	13,971
Variation margin on futures contracts	2,890
Total liabilities	10,444,231
Net assets	$389,621,652
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 23,814
Additional paid-in-capital	289,185,328
289,209,142
Total distributable earnings (loss)	100,412,510
Net assets	$389,621,652
Initial Class
Net assets applicable to outstanding shares	$ 20,829,706
Shares of beneficial interest outstanding	1,258,777
Net asset value per share outstanding	$ 16.55
Service Class
Net assets applicable to outstanding shares	$368,791,946
Shares of beneficial interest outstanding	22,555,138
Net asset value per share outstanding	$ 16.35

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $369)	$ 2,155,850
Interest	1,035,164
Securities lending	25,221
Dividends-affiliated	67
Other	21
Total income	3,216,323
Expenses
Manager (See Note 3)	1,268,978
Distribution/Service—Service Class (See Note 3)	439,907
Professional fees	40,068
Custodian	23,306
Shareholder communication	17,818
Trustees	3,674
Miscellaneous	7,012
Total expenses	1,800,763
Net investment income (loss)	1,415,560
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	77,172,760
Futures transactions	(141,392)
Foreign currency transactions	(16,525)
Net realized gain (loss)	77,014,843
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(38,207,521)
Futures contracts	(138,839)
Net change in unrealized appreciation (depreciation)	(38,346,360)
Net realized and unrealized gain (loss)	38,668,483
Net increase (decrease) in net assets resulting from operations	$ 40,084,043
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Balanced Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,415,560	$ 4,428,441
Net realized gain (loss)	77,014,843	6,164,007
Net change in unrealized appreciation (depreciation)	(38,346,360)	9,512,059
Net increase (decrease) in net assets resulting from operations	40,084,043	20,104,507
Distributions to shareholders:
Initial Class	—	(1,017,200)
Service Class	—	(18,038,419)
Total distributions to shareholders	—	(19,055,619)
Capital share transactions:
Net proceeds from sales of shares	13,529,947	26,609,990
Net asset value of shares issued to shareholder in reinvestment of distributions	—	19,055,619
Cost of shares redeemed	(17,557,544)	(86,852,589)
Increase (decrease) in net assets derived from capital share transactions	(4,027,597)	(41,186,980)
Net increase (decrease) in net assets	36,056,446	(40,138,092)
Net Assets
Beginning of period	353,565,206	393,703,298
End of period	$389,621,652	$353,565,206
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 14.83	$ 14.59	$ 13.23	$ 15.18	$ 14.26	$ 13.57
Net investment income (loss) (a)	0.08	0.21	0.25	0.28	0.23	0.21
Net realized and unrealized gain (loss) on investments	1.64	0.88	1.93	(1.31)	1.18	1.15
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—	—	—	—
Total from investment operations	1.72	1.09	2.18	(1.03)	1.41	1.36
Less distributions:
From net investment income	—	(0.30)	(0.29)	(0.25)	(0.19)	(0.20)
From net realized gain on investments	—	(0.55)	(0.53)	(0.67)	(0.30)	(0.47)
Total distributions	—	(0.85)	(0.82)	(0.92)	(0.49)	(0.67)
Net asset value at end of period	$ 16.55	$ 14.83	$ 14.59	$ 13.23	$ 15.18	$ 14.26
Total investment return (b)	11.60%(c)	7.90%	16.75%	(7.36)%	10.02%	10.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.00%††	1.52%	1.75%	1.88%	1.54%	1.47%(d)
Net expenses (e)	0.73%††	0.76%	0.76%	0.74%	0.74%	0.74%(f)
Expenses (before waiver/reimbursement) (e)	0.73%††	0.76%	0.76%	0.74%	0.74%	0.76%
Portfolio turnover rate	102%	218%	186%	209%	174%	253%
Net assets at end of period (in 000’s)	$ 20,830	$ 18,533	$ 18,653	$ 16,084	$ 17,209	$ 15,666

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.45%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.76%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP Balanced Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Service Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 14.67	$ 14.43	$ 13.09	$ 15.03	$ 14.13	$ 13.45
Net investment income (loss) (a)	0.06	0.17	0.21	0.24	0.19	0.17
Net realized and unrealized gain (loss) on investments	1.62	0.88	1.91	(1.30)	1.17	1.15
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—	—	—	—
Total from investment operations	1.68	1.05	2.12	(1.06)	1.36	1.32
Less distributions:
From net investment income	—	(0.26)	(0.25)	(0.21)	(0.16)	(0.17)
From net realized gain on investments	—	(0.55)	(0.53)	(0.67)	(0.30)	(0.47)
Total distributions	—	(0.81)	(0.78)	(0.88)	(0.46)	(0.64)
Net asset value at end of period	$ 16.35	$ 14.67	$ 14.43	$ 13.09	$ 15.03	$ 14.13
Total investment return (b)	11.45%(c)	7.63%	16.46%	(7.59)%	9.75%	9.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.75%††	1.27%	1.50%	1.62%	1.28%	1.22%(d)
Net expenses (e)	0.98%††	1.01%	1.01%	0.99%	0.99%	0.99%(f)
Expenses (before waiver/reimbursement) (e)	0.98%††	1.01%	1.01%	0.99%	0.99%	1.01%
Portfolio turnover rate	102%	218%	186%	209%	174%	253%
Net assets at end of period (in 000’s)	$ 368,792	$ 335,032	$ 375,050	$ 352,496	$ 426,646	$ 395,611

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.20%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 1.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Balanced Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 2, 2005
Service Class	May 2, 2005
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio
prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market

28	MainStay VP Balanced Portfolio

participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the
29

Notes to Financial Statements (Unaudited) (continued)
mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

30	MainStay VP Balanced Portfolio

(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2021 are shown in the Portfolio of Investments.
31

Notes to Financial Statements (Unaudited) (continued)
(I) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(J) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(K) Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. As of June 30, 2021, delayed delivery transactions are shown in the Portfolio of Investments.
(L) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.
(M) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, it is possible that certain LIBOR tenors

32	MainStay VP Balanced Portfolio

may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors.
(N) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(O) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts in order to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of June 30, 2021:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$17,754	$17,754
Total Fair Value	$17,754	$17,754

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(123,314)	$(123,314)
Total Fair Value	$(123,314)	$(123,314)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2021:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$(141,392)	$(141,392)
Total Net Realized Gain (Loss)	$(141,392)	$(141,392)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(138,839)	$(138,839)
Total Net Change in Unrealized Appreciation (Depreciation)	$(138,839)	$(138,839)

Average Notional Amount	Total
Futures Contracts Long	$16,146,397
Futures Contracts Short	$ (4,788,941)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended
33

Notes to Financial Statements (Unaudited) (continued)
and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective May 1, 2021, due to the removal of MacKay Shields LLC ("MacKay Shields") as a subadvisor to the equity portion of the Portfolio and the appointment of Wellington Management Company LLP (“Wellington” or the “Subadvisor”) as a subadvisor to the equity portion of the Portfolio. Wellington, a registered investment adviser, is responsible for the day-to-day portfolio management of the equity portion of the Fund, pursuant to the terms of a Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and Wellington, and NYL Investors LLC (“NYL Investors” or the “Subadvisor,” and, together with Wellington, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors. New York Life Investments pays for the services of the Subadvisors.
Effective May 1, 2021, under the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.65% up to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion.
Prior to May 1, 2021, the Fund paid the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the six-month period ended June 30, 2021, the effective management fee rate was 0.68%.
During the six-month period ended June 30, 2021, New York Life Investments earned fees from the Portfolio in the amount of $1,268,978 and paid MacKay Shields, Wellington and NYL Investors $253,378, $103,821 and $357,200, respectively.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C) Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ —	$ 9,986	$ (4,915)	$ —	$ —	$ 5,071	$ —(a)	$ —	5,071

(a)	Less than $500.

34	MainStay VP Balanced Portfolio

Note 4-Federal Income Tax
As of June 30, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$373,685,880	$13,598,102	$(3,270,357)	$10,327,745
During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$10,837,122
Long-Term Capital Gains	8,218,497
Total	$19,055,619
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $6,438 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2021, purchases and sales of U.S. government securities were $225,575 and $202,948, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $142,992 and $172,785 respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	67,637	$ 1,058,935
Shares redeemed	(58,842)	(938,328)
Net increase (decrease)	8,795	$ 120,607
Year ended December 31, 2020:
Shares sold	86,898	$ 1,207,655
Shares issued to shareholders in reinvestment of distributions	73,825	1,017,200
Shares redeemed	(189,520)	(2,605,835)
Net increase (decrease)	(28,797)	$ (380,980)

35

Notes to Financial Statements (Unaudited) (continued)
Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	790,612	$ 12,471,012
Shares redeemed	(1,076,212)	(16,619,216)
Net increase (decrease)	(285,600)	$ (4,148,204)
Year ended December 31, 2020:
Shares sold	1,840,287	$ 25,402,335
Shares issued to shareholders in reinvestment of distributions	1,322,542	18,038,419
Shares redeemed	(6,305,685)	(84,246,754)
Net increase (decrease)	(3,142,856)	$(40,806,000)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
36	MainStay VP Balanced Portfolio

Board Consideration and Approval of Subadvisory Agreement with Wellington Management Company LLP (Unaudited)
The Subadvisory Agreement between New York Life Investment Management LLC (“New York Life Investments”) and Wellington Management Company LLP (“Wellington”) with respect to the MainStay VP Balanced Portfolio (“Portfolio”) (“New Subadvisory Agreement”), must be approved initially and, following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its February 3, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the New Subadvisory Agreement for an initial two-year period.
At meetings held on January 21, January 25 and February 3, 2021, the Board considered and approved New York Life Investments’ recommendations to appoint Wellington as a subadvisor to the Portfolio, to approve the New Subadvisory Agreement, to approve the related changes to the Portfolio’s principal investment strategies and investment process and to approve a reduction of the contractual management fee for the Portfolio (the “Repositioning”), all effective on or about May 1, 2021. The Board noted that the material terms of the New Subadvisory Agreement are substantially identical to the terms of the then-current subadvisory agreement with MacKay Shields LLC (“MacKay”) with respect to the Portfolio, but that the subadvisory fee schedule under the New Subadvisory Agreement with Wellington includes fees that are lower at every level of assets than the subadvisory fees paid to MacKay under the then-current subadvisory agreement.
In reaching the decisions to approve the Repositioning and New Subadvisory Agreement, the Board considered information furnished by New York Life Investments and Wellington in connection with meetings of the Board and its Contracts, Investment and Risk and Compliance Oversight Committees held on January 21, January 25 and February 3, 2021, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. The Board also considered information on the fees charged to other investment advisory clients of Wellington that follow investment strategies similar to those proposed for the Portfolio, as repositioned, and, when applicable, the rationale for any differences in the Portfolio’s proposed subadvisory fee and the fees charged to those other investment advisory clients. In addition, the Board considered information previously provided to the Board in connection with its review of the subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee. The Board also considered information furnished by Wellington in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the New Subadvisory Agreement and investment performance reports on the Portfolio as well as presentations from New
York Life Investments and Wellington personnel. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In considering the Repositioning and the New Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services to be provided to the Portfolio by Wellington; (ii) the investment performance of the Portfolio, the qualifications of the proposed portfolio managers of the Portfolio and the historical investment performance of products managed by such portfolio managers with investment strategies similar to those of the Portfolio, as repositioned; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by Wellington from its relationship with the Portfolio; (iv) the extent to which economies of scale may be realized if the Portfolio grows and the extent to which economies of scale may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s proposed subadvisory fee to be paid by New York Life Investments to Wellington and estimated total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s proposed fees and estimated expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s proposed fees and estimated total ordinary operating expenses as compared to the peer funds identified by New York Life Investments.
Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement were based on a consideration of the information provided to the Trustees throughout the year, such as presentations from Wellington personnel, as well as information furnished specifically in connection with the contract review process for the Portfolio, in each case as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Wellington with respect to the Portfolio. The Board took note of New York Life Investments’ belief that Wellington, with its resources and historical investment performance track record for strategies similar to those of the Portfolio, as repositioned, is well qualified to serve as a subadvisor to the Portfolio. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment

37

Board Consideration and Approval of Subadvisory Agreement with Wellington Management Company LLP (Unaudited) (continued)
option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decisions.
Nature, Extent and Quality of Services to be Provided by Wellington
In considering the Repositioning and the New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Portfolio, noting that New York Life Investments is responsible for supervising the Portfolio’s subadvisors. The Board examined the nature, extent and quality of the investment advisory services that Wellington proposed to provide to the Portfolio. Further, the Board evaluated and/or examined the following with regard to Wellington:
•	experience in providing investment advisory services;
•	experience in serving as advisor or subadvisor to other funds with similar strategies as those of the Portfolio, as repositioned, and the performance track record of those funds;
•	experience of investment advisory, senior management and administrative personnel;
•	overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Wellington;
•	New York Life Investments’ and Wellington’s belief that their respective compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws and their commitment to further developing and strengthening compliance programs relating to the MainStay Group of Funds generally and the Portfolio specifically;
•	ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio;
•	portfolio construction and risk management processes;
•	experience of the Portfolio’s proposed portfolio managers, including with respect to investment strategies similar to those of the Portfolio, as repositioned, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers; and
•	overall reputation, financial condition and assets under management.
Based on these considerations, the Board concluded that the Portfolio would likely benefit from the nature, extent and quality of the proposed investment advisory services to be provided by Wellington.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositioning, and the New Subadvisory Agreement considered by New York Life Investments. In addition, the Board considered steps taken to seek to improve the Portfolio’s investment performance and discussions between the Portfolio’s current portfolio management team and the Investment Committee of the Board. The Board further considered that shareholders may benefit from Wellington’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Portfolio, as repositioned, was not available.
The Board evaluated the Portfolio’s proposed portfolio management team, investment process, strategies and risks. The Board noted that Wellington currently manages one or more portfolios with investment strategies similar to those of the Portfolio, as repositioned. Additionally, the Board considered the historical performance of such portfolio or portfolios and other portfolios managed by the proposed portfolio managers for the Portfolio. Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by Wellington.
Based on these considerations, the Board concluded that the selection of Wellington as a subadvisor to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.
Costs of the Services to be Provided, and Profits to be Realized, by Wellington
The Board considered the anticipated costs of the services to be provided by Wellington under the New Subadvisory Agreement and the profits expected to be realized by Wellington due to its relationship with the Portfolio. The Board considered that Wellington’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that these fees would be paid by New York Life Investments, not the Portfolio.

38	MainStay VP Balanced Portfolio

In evaluating the anticipated costs of the services to be provided by Wellington and profits expected to be realized by Wellington, the Board considered, among other factors, Wellington’s investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the services proposed to be provided to the Portfolio, and that New York Life Investments would be responsible for paying the subadvisory fee to Wellington. The Board also considered the financial resources of Wellington and acknowledged that Wellington must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for Wellington to be able to provide high-quality services to the Portfolio. The Board also considered that New York Life Investments proposed to reduce the contractual management fee for the Portfolio.
In considering anticipated costs and profitability, the Board also considered certain fall-out benefits that may be realized by Wellington due to its relationship with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the potential benefits to Wellington from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to Wellington in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In addition, the Board also requested and received information from New York Life Investments concerning other material business relationships between Wellington and its affiliates and New York Life Investments and its affiliates, and considered the existence of a strategic partnership between New York Life Investments and Wellington that relates to certain current and future products that represented a conflict of interest associated with New York Life Investments’ recommendation to approve the Repositioning and the New Subadvisory Agreement.
The Board took into account the fact that the Portfolio would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and Wellington that a significant portion of the holdings of the Portfolio would be sold to align the Portfolio’s holdings with the strategies that would be pursued by Wellington. Additionally, the Board considered New York Life Investments’ representation that New York Life Investments would work closely with Wellington to seek to execute the optimal transition strategy and that New York Life Investments would make every effort to minimize potential direct and indirect costs associated with the Repositioning.
The Board considered that any profits realized by Wellington due to its relationship with the Portfolio would be the result of arm’s-length negotiations between New York Life Investments and Wellington, acknowledging that any such profits would be based on fees paid to Wellington by New York Life Investments, not the Portfolio.
Subadvisory Fee and Estimated Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee to be paid under the New Subadvisory Agreement and the Portfolio’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Portfolio to New York Life Investments because the subadvisory fee to be paid to Wellington would be paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s proposed fees and estimated expenses, the Board considered information provided by New York Life Investments on fees and expenses of peer funds, and the Board considered information provided by Wellington on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, as repositioned. The Board considered the similarities and differences in the contractual fee schedules of the Portfolio and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules and noted that New York Life Investments proposed to reduce the Portfolio’s contractual management fee. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s proposed expense structure would permit economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s proposed expense structure and other methods to share benefits from economies of scale.
39

Board Consideration and Approval of Subadvisory Agreement with Wellington Management Company LLP (Unaudited) (continued)
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the Repositioning and the New Subadvisory Agreement.
40	MainStay VP Balanced Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisors, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
41

Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
42	MainStay VP Balanced Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
nylinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2021 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781603	MSVPBL10-08/21
(NYLIAC) NI508

MainStay VP Bond Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the U.S. Federal Reserve. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/23/1984	-1.17%	1.11%	3.19%	3.51%	0.53%
Service Class Shares	6/4/2003	-1.30	0.86	2.93	3.25	0.78

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Bloomberg Barclays U.S. Aggregate Bond Index[1]	-1.60%	-0.33%	3.03%	3.39%
Morningstar Intermediate Core Bond Category Average[2]	-1.25	0.61	3.15	3.37

1.	The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio's primary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Intermediate Core Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Bond Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$988.30	$2.56	$1,022.22	$2.61	0.52%
Service Class Shares	$1,000.00	$987.00	$3.79	$1,020.98	$3.86	0.77%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Bond Portfolio

Portfolio Composition as of June 30, 2021 (Unaudited)
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Issuers Held as of June 30, 2021 (excluding short-term investments) (Unaudited)
1.	FFCB, 1.05%-2.70%, due 1/21/28–6/21/41
2.	U.S. Treasury Notes, 0.125%-1.625%, due 6/30/23–5/15/31
3.	UMBS, 30 Year, 2.00%-7.50%, due 7/1/28–6/1/51
4.	UMBS, Single Family, 30 Year, 2.00%-3.00%, due 7/25/51
5.	FHLMC, 1.28%-4.00%, due 4/30/30–6/15/48
6.	U.S. Treasury Bonds, 1.625%-1.875%, due 2/15/41–11/15/50
7.	FHLMC, Multifamily Structured Pass-Through Certificates, 0.866%-1.81%, due 3/25/30–2/25/54
8.	FHLB, 2.00%, due 5/12/31–5/27/31
9.	UMBS, 30 Year, 3.00%-3.50%, due 3/1/50–9/1/50
10.	Boeing Co. (The), 3.10%-5.15%, due 5/1/26–2/1/31

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Portfolio’s Subadvisor.
How did MainStay VP Bond Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP Bond Portfolio returned −1.17% for Initial Class shares and −1.30% for Service Class shares. Over the same period, both share classes outperformed the −1.60% return of the Bloomberg Barclays U.S. Aggregate Bond Index (“the Index”), which is the Portfolio’s primary benchmark. For the six months ended June 30, 2021, Initial Class shares outperformed, and Service Class shares underperformed, the −1.25% return of the Morningstar Intermediate Core Bond Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio held overweight positions relative to the Index in U.S. government agencies, corporates, asset-backed securities and commercial mortgage-backed securities throughout the reporting period. To facilitate these overweight positions, the Portfolio maintained an underweight position in the U.S. Treasury sector. The corporate sector was the Portfolio’s best performing sector during the period, followed by asset-backed securities and commercial mortgage-backed securities sectors. The Portfolio’s underweight position in the mortgage-backed securities sector, particularly the agency subcomponent, also added to relative performance.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
The Portfolio’s use of derivatives was limited to interest rate derivatives used to keep the duration2 of the Portfolio in line with our target. These interest rate derivatives had a negative impact on the Portfolio's performance during the reporting period.
What was the Portfolio’s duration strategy during the reporting period?
The Portfolio maintained a duration relatively close to that of the Index. On one occasion, toward the end of the reporting period, the duration of the Portfolio was shorter than that of the Index. This strategy had a negative impact on the Portfolio’s performance. As of June 30, 2021, the effective duration of the
Portfolio was 6.50 years, compared to a duration of 6.65 years for the Index.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
Given our view of stretched valuations and the immense uncertainty regarding prepayments among non-agency residential mortgage-backed securities (RMBS) early in the reporting period, we reduced the Portfolio’s exposure to these assets. Throughout the reporting period, we increased the Portfolio’s allocation to commercial loan obligations (CLOs) rated AAA and AA.3 The CLO asset class was one of our highest-conviction, risk-adjusted, relative-value allocations. With interest rates at or close to multi-year lows, CLOs provided a higher yield and lower duration than most other investment-grade fixed-income assets. Within the corporate credit sector, the Portfolio held overweight allocations to the financials, industrials and utilities sectors. Near the close of the reporting period, we reduced the Portfolio’s overweight position in the corporate credit sector. The unprecedented amount of fiscal and monetary stimulus unleashed into financial markets drove option-adjusted spreads4 (OAS) on investment-grade credit to multi-year tights, reducing the attractiveness of owning certain sectors in the corporate credit universe. As of June 30, 2021, the Portfolio still maintained overweight exposure to corporate credit concentrated in those areas that we believed still offered an attractive relative-value proposition.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
During the reporting period, asset-backed securities made the strongest positive contribution to the Portfolio’s absolute performance. (Contributions take weightings and total returns into account.) In the asset-backed sector, the Portfolio’s allocation to CLOs rated AAA and AA were the most accretive to absolute performance. The commercial mortgage-backed securities sector, particularly the non-agency subcomponent, made the second strongest contribution to the Portfolio’s absolute performance.
During the same period, the U.S. Treasury sector produced the weakest contribution to the Portfolio’s absolute performance. In the corporate sector, industrials and financials detracted most,

1.	See page 5 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	An option-adjusted spread is the measurement of the spread of a fixed-income security rate and the risk-free rate of return, which is then adjusted to take into account an embedded option.
8	MainStay VP Bond Portfolio

while positioning among U.S. government agencies and mortgage-backed securities detracted from absolute performance as well. In the interest rate complex, the Portfolio’s duration positioning detracted, while yield curve5 and rolldown positioning added to absolute performance.
Among the Portfolio’s corporate bond holdings, those producing the strongest absolute performance during the reporting period were issued by First Energy, United Health Group and Energy Transfer. Those with the weakest absolute performance were issued by BNP Paribas, Comcast and Apple.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio’s largest purchases during the reporting period included bonds issued by multinational industrial conglomerate CK Hutchison International and aircraft leasing company Air Lease. Other significant purchases included bonds from financial services provider NTT Finance, kidney dialysis services provider Fresenium Medical Care and aircraft leasing company Aircastle.
The Portfolios most significant sale during the same period were bonds issued by Japan-based bank holding company Mizuho Financial. Other significant but smaller sales were of securities from energy infrastructure firm Kinder Morgan, energy company Exelon, Fifth Third Bank and international financial services provider Barclays.
How did the Portfolio’s sector weightings change during the reporting period?
As described in greater detail above, the Portfolio increased its exposure to RMBS and to highly rated CLOs during the reporting period. Conversely, the Portfolio trimmed its exposure to the corporate credit sector while maintaining overweight exposure in select areas in the corporate credit universe.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2021, the Portfolio held overweight exposure relative to the Index in corporate bonds. Within the corporate sector, the Portfolio held overweight positions in financials, industrials and utilities. The Portfolio also held overweight positions in asset-backed securities, commercial mortgage-backed securities and U.S. government agencies. The
Portfolio’s largest overweight allocation among spread6 assets was to the asset-backed securities sector.
As of the same date, the Portfolio held relatively underweight positions in the sovereign, supranational, foreign agency and foreign local government sectors. The Portfolio also held underweight positions in the mortgage-backed securities and U.S. Treasury sectors.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2021† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 98.2%
Asset-Backed Securities 15.3%
Automobile Asset-Backed Security 0.6%
Ford Credit Floorplan Master Owner Trust
Series 2018-4, Class A
4.06%, due 11/15/30	$ 4,245,000	$ 4,880,286
Home Equity Asset-Backed Securities 0.1%
Chase Funding Trust
Series 2002-2, Class 1A5
6.333%, due 4/25/32 (a)	51,934	52,909
JP Morgan Mortgage Acquisition Trust
Series 2007-CH2, Class AF3
4.541%, due 10/25/30 (a)	514,891	354,089
Morgan Stanley Mortgage Loan Trust
Series 2006-17XS, Class A3A
5.651%, due 10/25/46 (a)	846,003	359,044
		766,042
Other Asset-Backed Securities 14.6%
522 Funding CLO Ltd.
Series 2019-4A, Class BR
1.788% (3 Month LIBOR + 1.60%), due 4/20/30 (b)(c)	3,000,000	2,994,675
AIMCO CLO
Series 2015-AA, Class BR
1.484% (3 Month LIBOR + 1.30%), due 1/15/28 (b)(c)	2,000,000	1,999,996
Apidos CLO XXV
Series 2016-25A, Class A1R
1.358% (3 Month LIBOR + 1.17%), due 10/20/31 (b)(c)	1,300,000	1,300,497
Apidos CLO XXXII
Series 2019-32A, Class A1
1.508% (3 Month LIBOR + 1.32%), due 1/20/33 (b)(c)	2,200,000	2,201,978
ARES L CLO Ltd.
Series 2018-50A, Class BR
1.719% (3 Month LIBOR + 1.60%), due 1/15/32 (b)(c)	2,000,000	2,000,378
ARES XLI CLO Ltd.
Series 2016-41A, Class AR2
1.237% (3 Month LIBOR + 1.07%), due 4/15/34 (b)(c)	3,000,000	3,000,534
ARES XXXIV CLO Ltd.
Series 2015-2A, Class AR2
1.44% (3 Month LIBOR + 1.25%), due 4/17/33 (b)(c)	2,000,000	2,007,476
	Principal Amount	Value

Other Asset-Backed Securities (continued)
ARES XXXVIII CLO Ltd.
Series 2015-38A, Class BR
1.588% (3 Month LIBOR + 1.40%), due 4/20/30 (b)(c)	$ 2,000,000	$ 1,989,286
Battalion CLO 17 Ltd.
Series 2021-17A, Class A1
1.45% (3 Month LIBOR + 1.26%), due 3/9/34 (b)(c)	3,000,000	3,003,234
Battalion CLO Ltd. (b)(d)
Series 2021-21A, Class B
(zero coupon), due 7/15/34	2,000,000	1,999,792
Series 2021-21A, Class A
1.312%, due 7/15/34	2,000,000	2,000,208
Benefit Street Partners CLO XIX Ltd.
Series 2019-19A, Class A
1.534% (3 Month LIBOR + 1.35%), due 1/15/33 (b)(c)	1,500,000	1,501,671
Benefit Street Partners CLO XVIII Ltd.
Series 2019-18A, Class A
1.524% (3 Month LIBOR + 1.34%), due 10/15/32 (b)(c)	1,000,000	1,001,933
CAL Funding IV Ltd.
Series 2020-1A, Class A
2.22%, due 9/25/45 (b)	4,915,312	4,959,590
Capital Automotive LLC
Series 2017-1A, Class A1
3.87%, due 4/15/47 (b)	2,012,200	2,017,307
Carlyle Global Market Strategies
Series 2021-5A, Class B
1.735% (3 Month LIBOR + 1.60%), due 7/20/34 (b)(c)	3,000,000	3,003,012
CARS-DB4 LP
Series 2020-1A, Class A1
2.69%, due 2/15/50 (b)	919,602	950,671
Cedar Funding VIII CLO Ltd.
Series 2017-8A, Class A1
1.44% (3 Month LIBOR + 1.25%), due 10/17/30 (b)(c)	1,250,000	1,250,304
Cedar Funding XII CLO Ltd.
Series 2020-12A, Class A
1.446% (3 Month LIBOR + 1.27%), due 10/25/32 (b)(c)	2,600,000	2,600,918
College Avenue Student Loans LLC (b)
Series 2021-A, Class A2
1.60%, due 7/25/51	3,052,325	3,043,500
Series 2021-B, Class B
1.76%, due 6/25/52	3,198,073	3,193,992

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Bond Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Cook Park CLO Ltd.
Series 2018-1A, Class B
1.59% (3 Month LIBOR + 1.40%), due 4/17/30 (b)(c)	$ 3,000,000	$ 3,000,021
Dryden 76 CLO Ltd.
Series 2019-76A, Class A1
1.518% (3 Month LIBOR + 1.33%), due 10/20/32 (b)(c)	1,875,000	1,877,730
Dryden Senior Loan Fund
Series 2021-87A, Class B
1.688% (3 Month LIBOR + 1.55%), due 5/20/34 (b)(c)	3,000,000	3,003,012
Galaxy XXI CLO Ltd.
Series 2015-21A, Class BR
1.538% (3 Month LIBOR + 1.35%), due 4/20/31 (b)(c)	1,500,000	1,495,258
Galaxy XXVI CLO Ltd.
Series 2018-26A, Class A
1.35% (3 Month LIBOR + 1.20%), due 11/22/31 (b)(c)	1,500,000	1,499,995
Grippen Park CLO Ltd.
Series 2017-1A, Class B
1.838% (3 Month LIBOR + 1.65%), due 1/20/30 (b)(c)	750,000	750,064
Kayne CLO 10 Ltd.
Series 2021-10A, Class A
1.36% (3 Month LIBOR + 1.17%), due 4/23/34 (b)(c)	2,000,000	2,001,418
Laurel Road Prime Student Loan Trust
Series 2020-A, Class A2FX
1.40%, due 11/25/50 (b)	3,734,000	3,726,059
Magnetite CLO Ltd.
Series 2021-31A, Class A1
(zero coupon), due 7/15/34 (b)(d)	2,500,000	2,500,000
Magnetite XVIII Ltd.
Series 2016-18A, Class AR
1.236% (3 Month LIBOR + 1.08%), due 11/15/28 (b)(c)	1,900,000	1,900,019
Magnetite XXIII Ltd.
Series 2019-23A, Class A
1.476% (3 Month LIBOR + 1.30%), due 10/25/32 (b)(c)	1,000,000	1,001,424
Magnetite XXVIII Ltd.
Series 2020-28A, Class B
1.826% (3 Month LIBOR + 1.65%), due 10/25/31 (b)(c)	2,500,000	2,503,632
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Neuberger Berman CLO XIV Ltd.
Series 2013-14A, Class BR2
1.684% (3 Month LIBOR + 1.50%), due 1/28/30 (b)(c)	$ 1,000,000	$ 1,000,011
Neuberger Berman Loan Advisers CLO 24 Ltd.
Series 2017-24A, Class BR
1.69% (3 Month LIBOR + 1.50%), due 4/19/30 (b)(c)	1,000,000	1,000,071
Neuberger Berman Loan Advisers CLO 35 Ltd.
Series 2019-35A, Class A1
1.53% (3 Month LIBOR + 1.34%), due 1/19/33 (b)(c)	3,000,000	3,004,548
Oaktree CLO Ltd. (b)(c)
Series 2015-1A, Class A2BR
1.538% (3 Month LIBOR + 1.35%), due 10/20/27	1,000,000	1,000,036
Series 2020-1A, Class BR
1.995% (3 Month LIBOR + 1.65%), due 7/15/34	2,000,000	2,002,154
Octagon Investment Partners 29 Ltd.
Series 2016-1A, Class AR
1.356% (3 Month LIBOR + 1.18%), due 1/24/33 (b)(c)	1,200,000	1,197,706
OHA Credit Funding 6 Ltd.
Series 2020-6A, Class A1
1.838% (3 Month LIBOR + 1.65%), due 7/20/31 (b)(c)	2,000,000	2,000,000
Palmer Square CLO Ltd. (b)(c)
Series 2015-2A, Class A1R2
1.288% (3 Month LIBOR + 1.10%), due 7/20/30	300,000	299,677
Series 2014-1A, Class A1R2
1.32% (3 Month LIBOR + 1.13%), due 1/17/31	750,000	750,215
Series 2015-2A, Class A2R2
1.738% (3 Month LIBOR + 1.55%), due 7/20/30	2,000,000	2,000,070
Palmer Square Loan Funding Ltd. (b)
Series 2021-3A, Class A2
1.571%, due 7/20/29 (d)	2,500,000	2,500,000
Series 2019-3A, Class A2
1.755% (3 Month LIBOR + 1.60%), due 8/20/27 (c)	3,000,000	3,001,770
Park Avenue Institutional Advisers CLO Ltd.
Series 2021-1A, Class A1A
1.595% (3 Month LIBOR + 1.39%), due 1/20/34 (b)(c)	2,000,000	1,998,844
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Regatta XIV Funding Ltd.
Series 2018-3A, Class A
1.366% (3 Month LIBOR + 1.19%), due 10/25/31 (b)(c)	$ 2,000,000	$ 2,000,066
Shackleton CLO Ltd. (b)
Series 2019-14A, Class A1R
(zero coupon), due 7/20/34 (d)	1,000,000	1,000,000
Series 2019-15A, Class AR
1.384% (3 Month LIBOR + 1.20%), due 1/15/32 (c)	2,000,000	1,996,166
Series 2019-14A, Class A1
1.418% (3 Month LIBOR + 1.23%), due 7/20/30 (c)	2,000,000	2,000,000
Slam Ltd.
Series 2021-1A, Class A
2.434%, due 6/15/46 (b)	4,283,000	4,280,806
Stack Infrastructure Issuer LLC
Series 2021-1A, Class A2
1.877%, due 3/26/46 (b)	2,500,000	2,510,130
STORE Master Funding LLC
Series 2021-1A, Class A1
2.12%, due 6/20/51 (b)	1,430,000	1,445,201
Textainer Marine Containers VII Ltd.
Series 2021-1A, Class A
1.68%, due 2/20/46 (b)	3,893,333	3,850,953
THL Credit Wind River CLO Ltd.
Series 2017-4A, Class A
1.305% (3 Month LIBOR + 1.15%), due 11/20/30 (b)(c)	2,243,000	2,244,732
Tiaa CLO III Ltd.
Series 2017-2A, Class A
1.334% (3 Month LIBOR + 1.15%), due 1/16/31 (b)(c)	2,400,000	2,387,410
TICP CLO XV Ltd.
Series 2020-15A, Class A
1.468% (3 Month LIBOR + 1.28%), due 4/20/33 (b)(c)	2,000,000	2,005,058
TIF Funding II LLC
Series 2021-1A, Class A
1.65%, due 2/20/46 (b)	2,338,000	2,301,533
TRP-TRIP Rail Master Funding LLC
Series 2021-2, Class A
2.15%, due 6/19/51 (b)	3,000,000	3,005,724
Voya CLO Ltd. (b)(c)
Series 2019-1A, Class AR
1.244% (3 Month LIBOR + 1.06%), due 4/15/31	1,500,000	1,500,178
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Voya CLO Ltd. (b)(c) (continued)
Series 2019-1A, Class BR
1.734% (3 Month LIBOR + 1.55%), due 4/15/31	$ 2,000,000	$ 1,982,486
		129,545,129
Total Asset-Backed Securities (Cost $135,526,787)		135,191,457
Corporate Bonds 36.6%
Aerospace & Defense 1.0%
Boeing Co. (The)
3.10%, due 5/1/26	1,925,000	2,035,035
3.25%, due 2/1/28	1,825,000	1,934,664
3.625%, due 2/1/31	2,500,000	2,688,820
5.15%, due 5/1/30	1,975,000	2,338,706
		8,997,225
Auto Manufacturers 2.9%
American Honda Finance Corp.
0.55%, due 7/12/24	2,225,000	2,217,791
Daimler Finance North America LLC
2.45%, due 3/2/31 (b)	2,000,000	2,049,102
Ford Motor Credit Co. LLC
3.087%, due 1/9/23	825,000	841,500
3.664%, due 9/8/24	1,800,000	1,886,652
General Motors Co.
5.15%, due 4/1/38	1,500,000	1,829,078
General Motors Financial Co., Inc.
1.05%, due 3/8/24	3,253,000	3,271,656
Hyundai Capital America (b)
1.80%, due 1/10/28	875,000	867,171
2.375%, due 10/15/27	1,525,000	1,559,077
Nissan Motor Co. Ltd.
4.81%, due 9/17/30 (b)	5,885,000	6,644,402
Volkswagen Group of America Finance LLC
3.35%, due 5/13/25 (b)	4,225,000	4,559,229
		25,725,658
Banks 5.9%
Banco Santander SA
1.849%, due 3/25/26	4,000,000	4,042,661
4.25%, due 4/11/27	1,800,000	2,031,118
Bank of America Corp. (e)
2.087%, due 6/14/29	5,745,000	5,791,487
2.831%, due 10/24/51	2,890,000	2,818,230

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
BNP Paribas SA (b)
1.323%, due 1/13/27 (e)	$ 1,650,000	$ 1,630,011
2.824%, due 1/26/41	3,850,000	3,640,852
Citigroup, Inc.
3.20%, due 10/21/26	1,500,000	1,624,891
4.75%, due 5/18/46	1,975,000	2,513,627
Goldman Sachs Group, Inc. (The)
2.615%, due 4/22/32 (e)	2,425,000	2,477,300
5.15%, due 5/22/45	975,000	1,303,711
JPMorgan Chase & Co.
1.578%, due 4/22/27 (e)	6,600,000	6,634,195
Morgan Stanley
1.593%, due 5/4/27 (e)	2,300,000	2,316,273
1.928%, due 4/28/32 (e)	2,650,000	2,575,875
4.35%, due 9/8/26	1,556,000	1,761,806
Societe Generale SA (b)(c)
1.792% (1 Year Treasury Constant Maturity Rate + 1.00%), due 6/9/27	2,075,000	2,069,956
3.625%, due 3/1/41	2,000,000	2,030,475
Standard Chartered plc
0.991% (1 Year Treasury Constant Maturity Rate + 0.78%), due 1/12/25 (b)(c)	2,100,000	2,093,393
UBS Group AG (b)(c)
1.364% (1 Year Treasury Constant Maturity Rate + 1.08%), due 1/30/27	2,825,000	2,805,224
2.095% (1 Year Treasury Constant Maturity Rate + 1.00%), due 2/11/32	1,800,000	1,763,337
		51,924,422
Beverages 1.1%
Anheuser-Busch InBev Worldwide, Inc.
4.60%, due 4/15/48	2,000,000	2,441,687
4.75%, due 1/23/29	3,750,000	4,467,243
Diageo Capital plc
2.125%, due 4/29/32	1,150,000	1,154,865
Keurig Dr Pepper, Inc.
3.35%, due 3/15/51	2,000,000	2,096,964
		10,160,759
Biotechnology 0.2%
Amgen, Inc.
3.375%, due 2/21/50	1,600,000	1,689,268
	Principal Amount	Value

Building Materials 1.3%
Carrier Global Corp.
3.577%, due 4/5/50	$ 3,575,000	$ 3,791,167
Masco Corp.
4.50%, due 5/15/47	3,000,000	3,640,134
Owens Corning
3.95%, due 8/15/29	3,378,000	3,816,337
		11,247,638
Chemicals 1.1%
EI du Pont de Nemours and Co.
1.70%, due 7/15/25	950,000	974,254
International Flavors & Fragrances, Inc.
1.832%, due 10/15/27 (b)	1,600,000	1,595,454
LYB International Finance III LLC
1.25%, due 10/1/25	925,000	922,688
NewMarket Corp.
4.10%, due 12/15/22	5,536,000	5,801,145
Nutrien Ltd.
3.625%, due 3/15/24	825,000	880,918
		10,174,459
Computers 0.5%
HP, Inc.
2.65%, due 6/17/31 (b)	4,300,000	4,292,375
Diversified Financial Services 3.1%
Air Lease Corp.
0.70%, due 2/15/24	1,575,000	1,569,387
1.875%, due 8/15/26	2,125,000	2,126,642
3.875%, due 7/3/23	2,800,000	2,970,228
Aircastle Ltd.
2.85%, due 1/26/28 (b)	4,325,000	4,346,379
Antares Holdings LP
3.95%, due 7/15/26 (b)	1,600,000	1,664,996
Aviation Capital Group LLC
1.95%, due 1/30/26 (b)	3,525,000	3,525,952
BOC Aviation USA Corp.
1.625%, due 4/29/24 (b)	2,325,000	2,343,293
GE Capital International Funding Co. Unlimited Co.
4.418%, due 11/15/35	6,160,000	7,382,646
Thirax 1 LLC
0.968%, due 1/14/33	1,765,060	1,749,990
		27,679,513
Electric 3.2%
Appalachian Power Co.
6.375%, due 4/1/36	1,750,000	2,384,732
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Arizona Public Service Co.
5.50%, due 9/1/35	$ 1,275,000	$ 1,659,865
Dayton Power & Light Co. (The)
3.95%, due 6/15/49	1,025,000	1,136,289
DTE Energy Co.
Series F
1.05%, due 6/1/25	1,300,000	1,299,639
Entergy Mississippi LLC
3.85%, due 6/1/49	2,500,000	2,873,706
FirstEnergy Transmission LLC
4.35%, due 1/15/25 (b)	3,455,000	3,790,551
Niagara Mohawk Power Corp.
3.025%, due 6/27/50 (b)	1,850,000	1,802,091
Ohio Edison Co.
6.875%, due 7/15/36	2,500,000	3,546,159
Pinnacle West Capital Corp.
1.30%, due 6/15/25	3,100,000	3,118,185
Southern California Edison Co.
1.10%, due 4/1/24	2,275,000	2,290,669
Series 20C
1.20%, due 2/1/26	1,800,000	1,786,674
Tennessee Valley Authority
5.25%, due 9/15/39	2,000,000	2,862,500
		28,551,060
Electronics 0.4%
Flex Ltd.
3.75%, due 2/1/26	3,400,000	3,718,350
Food 0.6%
Bimbo Bakeries USA, Inc.
4.00%, due 5/17/51 (b)	1,325,000	1,422,788
Conagra Brands, Inc.
4.85%, due 11/1/28	2,300,000	2,738,125
Kroger Co. (The)
Series B
7.70%, due 6/1/29	1,000,000	1,379,111
		5,540,024
Gas 0.2%
NiSource, Inc.
5.65%, due 2/1/45	1,125,000	1,550,584
Healthcare-Products 0.1%
Stryker Corp.
2.90%, due 6/15/50	850,000	849,705
	Principal Amount	Value

Healthcare-Services 0.9%
Fresenius Medical Care U.S. Finance III, Inc. (b)
1.875%, due 12/1/26	$ 1,400,000	$ 1,400,040
2.375%, due 2/16/31	4,270,000	4,165,876
UnitedHealth Group, Inc.
3.25%, due 5/15/51	2,550,000	2,720,257
		8,286,173
Insurance 0.7%
Brighthouse Financial Global Funding
1.00%, due 4/12/24 (b)	3,975,000	3,982,657
Pacific LifeCorp
3.35%, due 9/15/50 (b)	1,700,000	1,797,175
		5,779,832
Investment Companies 0.2%
Blackstone Secured Lending Fund
2.75%, due 9/16/26 (b)	1,925,000	1,950,987
Iron & Steel 0.4%
Nucor Corp.
2.00%, due 6/1/25	1,575,000	1,629,766
Steel Dynamics, Inc.
2.40%, due 6/15/25	875,000	914,986
3.25%, due 10/15/50	725,000	722,427
		3,267,179
Media 0.8%
Charter Communications Operating LLC
4.908%, due 7/23/25	1,700,000	1,925,949
Comcast Corp.
4.60%, due 10/15/38	750,000	929,552
Discovery Communications LLC
3.625%, due 5/15/30	800,000	872,784
Fox Corp.
5.576%, due 1/25/49	1,250,000	1,687,361
Thomson Reuters Corp.
3.85%, due 9/29/24	1,575,000	1,707,628
		7,123,274
Mining 0.6%
Anglo American Capital plc (b)
2.25%, due 3/17/28	2,900,000	2,932,117
5.625%, due 4/1/30	1,875,000	2,294,109
		5,226,226
Oil & Gas 0.5%
Valero Energy Corp.
2.85%, due 4/15/25	4,000,000	4,241,296

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas Services 0.6%
Schlumberger Holdings Corp.
3.75%, due 5/1/24 (b)	$ 4,725,000	$ 5,084,993
Packaging & Containers 0.4%
Packaging Corp. of America
4.05%, due 12/15/49	1,525,000	1,791,667
WRKCo, Inc.
3.75%, due 3/15/25	1,825,000	1,990,941
		3,782,608
Pharmaceuticals 1.3%
AbbVie, Inc.
2.95%, due 11/21/26	2,575,000	2,767,987
Bayer US Finance II LLC
4.375%, due 12/15/28 (b)	2,825,000	3,236,484
CVS Health Corp.
1.875%, due 2/28/31	2,425,000	2,352,147
4.25%, due 4/1/50	2,325,000	2,755,968
		11,112,586
Pipelines 1.7%
Energy Transfer Operating LP
6.05%, due 6/1/41	1,300,000	1,648,452
Energy Transfer Partners LP
5.875%, due 3/1/22	4,800,000	4,902,685
Enterprise Products Operating LLC
5.10%, due 2/15/45	2,600,000	3,283,725
Kinder Morgan Energy Partners LP
6.375%, due 3/1/41	400,000	552,898
Tennessee Gas Pipeline Co. LLC
2.90%, due 3/1/30 (b)	2,275,000	2,360,246
Texas Eastern Transmission LP
2.80%, due 10/15/22 (b)	2,350,000	2,398,602
		15,146,608
Real Estate Investment Trusts 3.0%
American Campus Communities Operating Partnership LP
3.30%, due 7/15/26	3,000,000	3,216,994
American Homes 4 Rent LP
3.375%, due 7/15/51	3,225,000	3,159,274
Corporate Office Properties LP
2.75%, due 4/15/31	1,715,000	1,727,941
Federal Realty Investment Trust
1.25%, due 2/15/26	850,000	843,812
Highwoods Realty LP
3.05%, due 2/15/30	1,410,000	1,471,874
	Principal Amount	Value

Real Estate Investment Trusts (continued)
Highwoods Realty LP (continued)
3.875%, due 3/1/27	$ 3,590,000	$ 3,939,182
Kimco Realty Corp.
2.80%, due 10/1/26	1,800,000	1,913,190
Simon Property Group LP
1.75%, due 2/1/28	2,750,000	2,735,294
Spirit Realty LP
2.70%, due 2/15/32	900,000	892,134
3.20%, due 2/15/31	900,000	937,971
VEREIT Operating Partnership LP
3.95%, due 8/15/27	4,870,000	5,485,565
		26,323,231
Retail 0.7%
Advance Auto Parts, Inc.
1.75%, due 10/1/27	1,125,000	1,116,282
CK Hutchison International 21 Ltd.
1.50%, due 4/15/26 (b)	3,375,000	3,392,674
Lowe's Cos., Inc.
3.00%, due 10/15/50	1,450,000	1,429,595
		5,938,551
Semiconductors 0.2%
Skyworks Solutions, Inc.
1.80%, due 6/1/26	1,825,000	1,847,991
Software 0.3%
Fiserv, Inc.
2.25%, due 6/1/27	2,960,000	3,070,502
Telecommunications 2.4%
AT&T, Inc.
1.65%, due 2/1/28	1,175,000	1,166,250
4.85%, due 3/1/39	2,000,000	2,429,346
NTT Finance Corp.
1.162%, due 4/3/26 (b)	2,800,000	2,793,561
Orange SA
5.375%, due 1/13/42	895,000	1,207,118
Telefonica Emisiones SA
5.213%, due 3/8/47	750,000	936,206
T-Mobile US, Inc.
2.55%, due 2/15/31	6,540,000	6,613,248
Verizon Communications, Inc.
2.10%, due 3/22/28	2,350,000	2,399,151
4.272%, due 1/15/36	3,250,000	3,866,931
		21,411,811
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Transportation 0.3%
Norfolk Southern Corp.
5.64%, due 5/17/29	$ 1,400,000	$ 1,732,467
Union Pacific Corp.
3.25%, due 2/5/50	775,000	817,336
		2,549,803
Total Corporate Bonds (Cost $305,382,047)		324,244,691
Foreign Government Bonds 0.7%
Chile 0.2%
Banco del Estado de Chile
2.704%, due 1/9/25 (b)	1,275,000	1,326,013
France 0.5%
Electricite de France SA
5.00%, due 9/21/48 (b)	3,420,000	4,474,369
Poland 0.0% ‡
Poland Government Bond
5.00%, due 3/23/22	350,000	361,967
Total Foreign Government Bonds (Cost $4,947,964)		6,162,349
Mortgage-Backed Securities 15.9%
Agency (Collateralized Mortgage Obligations) 9.1%
FHLMC
REMIC, Series 4994, Class GV
2.00%, due 6/25/46	2,000,000	2,003,090
REMIC, Series 4623, Class LZ
2.50%, due 10/15/46	2,247,217	2,339,757
REMIC, Series 4199, Class BZ
3.50%, due 5/15/43	3,183,476	3,556,570
REMIC, Series 4684, Class CZ
4.00%, due 5/15/47	1,647,953	1,967,600
REMIC, Series 4748, Class Z
4.00%, due 11/15/47	1,840,010	2,081,918
REMIC, Series 4798, Class GZ
4.00%, due 6/15/48	2,262,059	2,568,419
FNMA, STRIPS
REMIC, Series 396, Class 1
(zero coupon), due 6/25/39	3,104,563	2,864,180
GNMA
REMIC, Series 2013-149, Class LZ
2.50%, due 10/20/43	3,269,768	3,418,349
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2014-181, Class L
3.00%, due 12/20/44	$ 2,399,998	$ 2,604,990
GNMA II, Single Family, 30 Year (f)
2.00%, due 7/15/51 TBA	3,000,000	3,055,313
2.50%, due 7/15/51 TBA	5,650,000	5,846,867
UMBS, Single Family, 30 Year (f)
2.00%, due 7/25/51 TBA	22,850,000	23,071,360
2.50%, due 7/25/51 TBA	22,200,000	22,961,391
3.00%, due 7/25/51 TBA	2,100,000	2,188,963
		80,528,767
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 4.4%
Aventura Mall Trust
Series 2018-AVM, Class A
4.249%, due 7/5/40 (b)(g)	3,250,000	3,691,716
BFLD Trust
Series 2021-FPM, Class A
1.70% (1 Month LIBOR + 1.60%), due 6/15/38 (b)(c)	3,000,000	3,002,694
Citigroup Commercial Mortgage Trust
Series 2020-420K, Class A
2.456%, due 11/10/42 (b)	3,100,000	3,138,577
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (b)	5,000,000	5,211,467
FHLMC, Multifamily Structured Pass-Through Certificates (g)
REMIC, Series K123, Class X1
0.866%, due 2/25/54	72,714,032	4,615,821
REMIC, Series K122, Class X1
0.974%, due 11/25/30	31,980,246	2,286,962
REMIC, Series K119, Class X1
1.027%, due 9/25/30	54,926,078	4,095,959
REMIC, Series K108, Class X1
1.81%, due 3/25/30	19,198,317	2,495,818
GS Mortgage Securities Trust
Series 2015-GC32, Class AS
4.018%, due 7/10/48 (h)	3,000,000	3,281,107
Houston Galleria Mall Trust
Series 2015-HGLR, Class A1A1
3.087%, due 3/5/37 (b)	3,250,000	3,390,333
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C21, Class AS
3.652%, due 3/15/48	1,000,000	1,070,734
WFLD Mortgage Trust
Series 2014-MONT, Class A
3.88%, due 8/10/31 (b)(g)	2,800,000	2,951,469
		39,232,657

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Bond Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) 2.4%
J.P. Morgan Mortgage Trust
Series 2014-2, Class 1A1
3.00%, due 6/25/29 (b)(h)	$ 972,295	$ 994,180
Seasoned Credit Risk Transfer Trust
Series 2020-3, Class MT
2.00%, due 5/25/60	2,898,946	2,932,633
Series 2020-2, Class M55G
3.00%, due 11/25/59	3,474,951	3,682,568
Series 2019-2, Class M55D
4.00%, due 8/25/58	1,756,788	1,928,716
Series 2019-4, Class M55D
4.00%, due 2/25/59	1,655,645	1,819,431
Series 2017-4, Class M45T
4.50%, due 6/25/57	808,338	898,291
Seasoned Loans Structured Transaction
Series 2019-1, Class A1
3.50%, due 5/25/29	3,044,354	3,245,057
Sequoia Mortgage Trust (b)(h)
Series 2021-1, Class A1
2.50%, due 3/25/51	1,565,016	1,588,919
Series 2021-3, Class A1
2.50%, due 5/25/51	4,443,887	4,503,404
		21,593,199
Total Mortgage-Backed Securities (Cost $140,567,492)		141,354,623
Municipal Bonds 0.6%
Texas 0.6%
San Antonio Water System Revenue Bonds
5.502%, due 5/15/29	2,000,000	2,443,387
Texas Transportation Commission State Highway Fund Revenue Bonds, First Tier
5.178%, due 4/1/30	2,150,000	2,655,087
		5,098,474
Total Municipal Bonds (Cost $4,596,178)		5,098,474
U.S. Government & Federal Agencies 29.1%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 13.4%
FFCB
1.05%, due 6/22/28	3,300,000	3,258,210
	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
FFCB (continued)
1.125%, due 6/1/29	$ 6,950,000	$ 6,828,805
1.14%, due 8/20/29	5,000,000	4,895,696
1.23%, due 9/10/29	7,000,000	6,842,813
1.23%, due 7/29/30	4,300,000	4,169,616
1.24%, due 12/23/30	1,025,000	991,446
1.25%, due 6/24/30	5,475,000	5,316,615
1.33%, due 7/1/30	5,000,000	4,895,916
1.67%, due 3/3/31	5,000,000	4,995,668
1.84%, due 6/3/30	2,000,000	2,000,333
1.98%, due 6/2/31	8,050,000	8,034,663
2.00%, due 5/27/31	5,900,000	5,900,441
2.02%, due 4/1/31	3,500,000	3,507,024
2.03%, due 1/21/28	3,800,000	3,985,273
2.04%, due 4/14/31	3,300,000	3,306,576
2.09%, due 4/1/31	3,500,000	3,500,031
2.19%, due 6/1/33	4,400,000	4,387,438
2.35%, due 4/16/35	1,835,000	1,835,001
2.45%, due 5/10/34	2,500,000	2,501,888
2.50%, due 6/2/36	3,600,000	3,600,031
2.70%, due 6/21/41	2,200,000	2,207,006
FHLB
2.00%, due 5/12/31	4,400,000	4,402,801
2.00%, due 5/27/31	6,125,000	6,126,020
FHLMC
1.28%, due 4/30/30	3,000,000	2,919,778
1.42%, due 12/30/30	4,600,000	4,511,293
FHLMC Gold Pools, 15 Year
4.50%, due 4/1/22	634	664
4.50%, due 4/1/23	1,524	1,598
5.00%, due 3/1/25	28,942	30,187
5.50%, due 9/1/21	465	466
6.00%, due 7/1/21	780	779
FHLMC Gold Pools, 30 Year
6.50%, due 11/1/35	3,469	3,885
6.50%, due 8/1/37	21,287	24,610
FNMA
6.25%, due 5/15/29	3,000,000	4,085,142
UMBS, 30 Year
3.00%, due 5/1/50	2,000,272	2,146,695
3.00%, due 8/1/50	2,204,230	2,349,984
3.00%, due 9/1/50	3,150,780	3,354,307
3.50%, due 3/1/50	2,033,719	2,213,760
		119,132,459
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) 6.8%
UMBS, 15 Year
4.50%, due 5/1/24	$ 100,154	$ 105,245
5.00%, due 12/1/23	26,944	28,072
5.00%, due 12/1/23	9,849	10,269
5.50%, due 12/1/21	443	445
5.50%, due 1/1/22	1,477	1,482
5.50%, due 2/1/22	82	83
UMBS, 30 Year
2.00%, due 10/1/50	5,656,599	5,723,945
2.00%, due 3/1/51	3,472,830	3,512,314
2.00%, due 4/1/51	2,847,219	2,881,381
2.50%, due 5/1/43	337,611	350,163
3.00%, due 5/1/48	2,669,006	2,823,123
3.00%, due 10/1/49	1,824,797	1,927,277
3.00%, due 9/1/50	2,733,501	2,915,504
3.00%, due 10/1/50	2,445,623	2,592,727
3.00%, due 2/1/51	2,249,651	2,398,445
3.00%, due 4/1/51	1,564,381	1,665,927
3.00%, due 6/1/51	2,096,870	2,206,619
3.50%, due 8/1/49	4,019,385	4,366,900
3.50%, due 3/1/50	6,007,170	6,538,987
3.50%, due 9/1/50	6,314,780	6,876,274
3.50%, due 4/1/51	1,379,750	1,490,235
4.00%, due 2/1/45	831,800	913,626
4.00%, due 6/1/46	1,252,928	1,370,161
4.00%, due 11/1/46	4,042,493	4,383,389
4.00%, due 4/1/47	3,810,825	4,182,406
4.00%, due 1/1/48	621,788	679,425
6.50%, due 10/1/36	16,593	19,550
6.50%, due 10/1/36	12,060	13,528
6.50%, due 8/1/37	3,324	3,808
7.00%, due 9/1/37	34,183	40,255
7.00%, due 10/1/37	459	543
7.00%, due 11/1/37	5,252	6,198
7.50%, due 7/1/28	7,602	8,360
		60,036,666
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.1%
GNMA I, 30 Year
4.00%, due 3/15/44	24,995	27,589
4.00%, due 7/15/44	244,651	271,555
4.00%, due 7/15/45	106,643	116,807
4.50%, due 6/15/39	542,583	612,406
4.50%, due 6/15/40	186,841	211,022
		1,239,379
	Principal Amount	Value

United States Treasury Bonds 1.7%
U.S. Treasury Bonds
1.625%, due 11/15/50	$ 12,500,000	$ 11,226,562
1.875%, due 2/15/41	3,770,000	3,690,477
		14,917,039
United States Treasury Notes 7.1%
U.S. Treasury Notes
0.125%, due 6/30/23	3,500,000	3,491,660
0.25%, due 6/15/24	10,125,000	10,063,301
0.875%, due 6/30/26	26,920,000	26,907,382
1.625%, due 5/15/31	22,300,000	22,641,469
		63,103,812
Total U.S. Government & Federal Agencies (Cost $257,906,470)		258,429,355
Total Long-Term Bonds (Cost $848,926,938)		870,480,949

	Shares
Short-Term Investment 6.4%
Unaffiliated Investment Company 6.4%
J.P. Morgan U.S. Government Money Market Fund, 0.026% (i)	56,911,254	56,911,254
Total Short-Term Investment (Cost $56,911,254)		56,911,254
Total Investments (Cost $905,838,192)	104.6%	927,392,203
Other Assets, Less Liabilities	(4.6)	(40,682,182)
Net Assets	100.0%	$ 886,710,021

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Step coupon—Rate shown was the rate in effect as of June 30, 2021.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Floating rate—Rate shown was the rate in effect as of June 30, 2021.
(d)	Delayed delivery security.
(e)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2021.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Bond Portfolio

(f)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2021, the total net market value was $57,123,894, which represented 6.4% of the Portfolio’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.
(g)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2021.
(h)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2021.
(i)	Current yield as of June 30, 2021.
Futures Contracts
As of June 30, 2021, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	160	September 2021	$ 35,250,256	$ 35,251,250	$ 994
U.S. Treasury 5 Year Notes	115	September 2021	14,245,942	14,194,414	(51,528)
U.S. Treasury Ultra Bonds	285	September 2021	53,579,989	54,915,938	1,335,949
Total Long Contracts					1,285,415
Short Contracts
U.S. Treasury 10 Year Notes	(96)	September 2021	(12,665,955)	(12,720,000)	(54,045)
U.S. Treasury 10 Year Ultra Bonds	(335)	September 2021	(48,556,498)	(49,313,047)	(756,549)
Total Short Contracts					(810,594)
Net Unrealized Appreciation					$ 474,821

1.	As of June 30, 2021, cash in the amount of $1,342,838 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2021.

Abbreviation(s):
CLO—Collateralized Loan Obligation
FFCB—Federal Farm Credit Bank
FHLB—Federal Home Loan Bank
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
TBA—To Be Announced
UMBS—Uniform Mortgage Backed Securities
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 135,191,457	$ —	$ 135,191,457
Corporate Bonds	—	324,244,691	—	324,244,691
Foreign Government Bonds	—	6,162,349	—	6,162,349
Mortgage-Backed Securities	—	141,354,623	—	141,354,623
Municipal Bonds	—	5,098,474	—	5,098,474
U.S. Government & Federal Agencies	—	258,429,355	—	258,429,355
Total Long-Term Bonds	—	870,480,949	—	870,480,949
Short-Term Investment
Unaffiliated Investment Company	56,911,254	—	—	56,911,254
Total Investments in Securities	56,911,254	870,480,949	—	927,392,203
Other Financial Instruments
Futures Contracts (b)	1,336,943	—	—	1,336,943
Total Investments in Securities and Other Financial Instruments	$ 58,248,197	$ 870,480,949	$ —	$ 928,729,146
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (862,122)	$ —	$ —	$ (862,122)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Bond Portfolio

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in securities, at value (identified cost $905,838,192)	$927,392,203
Cash	28,629,466
Cash collateral on deposit at broker for futures contracts	1,342,838
Receivables:
Investment securities sold	12,342,483
Interest	3,859,819
Portfolio shares sold	1,075,000
Variation margin on futures contracts	69,887
Other assets	14,008
Total assets	974,725,704
Liabilities
Cash collateral due to broker for TBA	637,836
Payables:
Investment securities purchased	85,814,945
Portfolio shares redeemed	928,930
Manager (See Note 3)	354,487
NYLIFE Distributors (See Note 3)	109,092
Shareholder communication	79,231
Professional fees	60,500
Custodian	30,413
Trustees	249
Total liabilities	88,015,683
Net assets	$886,710,021
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 58,841
Additional paid-in-capital	819,092,072
819,150,913
Total distributable earnings (loss)	67,559,108
Net assets	$886,710,021
Initial Class
Net assets applicable to outstanding shares	$353,783,040
Shares of beneficial interest outstanding	23,293,791
Net asset value per share outstanding	$ 15.19
Service Class
Net assets applicable to outstanding shares	$532,926,981
Shares of beneficial interest outstanding	35,547,374
Net asset value per share outstanding	$ 14.99

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 9,309,372
Dividends	121,539
Other	5,254
Total income	9,436,165
Expenses
Manager (See Note 3)	2,223,031
Distribution/Service—Service Class (See Note 3)	653,696
Professional fees	66,391
Shareholder communication	44,184
Custodian	24,962
Trustees	9,758
Miscellaneous	12,408
Total expenses	3,034,430
Net investment income (loss)	6,401,735
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(1,023,055)
Futures transactions	(1,233,416)
Net realized gain (loss)	(2,256,471)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(16,490,652)
Futures contracts	492,693
Net change in unrealized appreciation (depreciation)	(15,997,959)
Net realized and unrealized gain (loss)	(18,254,430)
Net increase (decrease) in net assets resulting from operations	$(11,852,695)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Bond Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 6,401,735	$ 14,248,343
Net realized gain (loss)	(2,256,471)	26,821,653
Net change in unrealized appreciation (depreciation)	(15,997,959)	19,568,324
Net increase (decrease) in net assets resulting from operations	(11,852,695)	60,638,320
Distributions to shareholders:
Initial Class	—	(8,712,379)
Service Class	—	(10,771,134)
Total distributions to shareholders	—	(19,483,513)
Capital share transactions:
Net proceeds from sales of shares	113,277,902	274,423,509
Net asset value of shares issued to shareholder in reinvestment of distributions	—	19,483,513
Cost of shares redeemed	(157,105,928)	(161,417,551)
Increase (decrease) in net assets derived from capital share transactions	(43,828,026)	132,489,471
Net increase (decrease) in net assets	(55,680,721)	173,644,278
Net Assets
Beginning of period	942,390,742	768,746,464
End of period	$ 886,710,021	$ 942,390,742
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 15.37	$ 14.57	$ 13.72	$ 14.31	$ 14.26	$ 14.19
Net investment income (loss) (a)	0.12	0.28	0.37	0.38	0.32	0.32
Net realized and unrealized gain (loss) on investments	(0.30)	0.87	0.88	(0.53)	0.23	0.20
Total from investment operations	(0.18)	1.15	1.25	(0.15)	0.55	0.52
Less distributions:
From net investment income	—	(0.31)	(0.40)	(0.40)	(0.37)	(0.39)
From net realized gain on investments	—	(0.04)	—	(0.04)	(0.13)	(0.06)
Total distributions	—	(0.35)	(0.40)	(0.44)	(0.50)	(0.45)
Net asset value at end of period	$ 15.19	$ 15.37	$ 14.57	$ 13.72	$ 14.31	$ 14.26
Total investment return (b)	(1.17)%	7.94%	9.12%	(1.00)%	3.85%	3.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55%††	1.83%	2.60%	2.76%	2.23%	2.16%(c)
Net expenses (d)	0.52%††	0.53%	0.54%	0.53%	0.52%	0.51%(e)
Expenses (before waiver/reimbursement) (d)	0.52%††	0.53%	0.54%	0.53%	0.52%	0.53%
Portfolio turnover rate (f)	145%	255%	204%	148%	209%	258%
Net assets at end of period (in 000’s)	$ 353,783	$ 412,053	$ 341,408	$ 307,682	$ 517,067	$ 538,979

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.53%.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 99%, 241%, 197%, 133%, 190% and 223% for the six months ended June 30, 2021 and for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Bond Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Service Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 15.19	$ 14.41	$ 13.58	$ 14.16	$ 14.12	$ 14.06
Net investment income (loss) (a)	0.10	0.24	0.33	0.35	0.28	0.28
Net realized and unrealized gain (loss) on investments	(0.30)	0.86	0.87	(0.53)	0.22	0.19
Total from investment operations	(0.20)	1.10	1.20	(0.18)	0.50	0.47
Less distributions:
From net investment income	—	(0.28)	(0.37)	(0.36)	(0.33)	(0.35)
From net realized gain on investments	—	(0.04)	—	(0.04)	(0.13)	(0.06)
Total distributions	—	(0.32)	(0.37)	(0.40)	(0.46)	(0.41)
Net asset value at end of period	$ 14.99	$ 15.19	$ 14.41	$ 13.58	$ 14.16	$ 14.12
Total investment return (b)	(1.32)%(c)	7.67%	8.85%	(1.25)%	3.59%	3.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.30%††	1.57%	2.34%	2.53%	1.98%	1.90%(d)
Net expenses (e)	0.77%††	0.78%	0.79%	0.78%	0.77%	0.76%(f)
Expenses (before waiver/reimbursement) (e)	0.77%††	0.78%	0.79%	0.78%	0.77%	0.78%
Portfolio turnover rate (g)	145%	255%	204%	148%	209%	258%
Net assets at end of period (in 000’s)	$ 532,927	$ 530,338	$ 427,338	$ 323,100	$ 333,530	$ 351,848

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.78%.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 99%, 241%, 197%, 133%, 190% and 223% for the six months ended June 30, 2021 and for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Bond Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 23, 1984
Service Class	June 4, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio
prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market

26	MainStay VP Bond Portfolio

participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until
27

Notes to Financial Statements (Unaudited) (continued)
settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from

28	MainStay VP Bond Portfolio

non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2021 are shown in the Portfolio of Investments.
(I) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(J) Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of
29

Notes to Financial Statements (Unaudited) (continued)
ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. As of June 30, 2021, delayed delivery transactions are shown in the Portfolio of Investments.
(K) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.
(L) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life
Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors.
(M) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(N) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio's securities as well as help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

30	MainStay VP Bond Portfolio

Fair value of derivative instruments as of June 30, 2021:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$1,336,943	$1,336,943
Total Fair Value	$1,336,943	$1,336,943

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(862,122)	$(862,122)
Total Fair Value	$(862,122)	$(862,122)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2021:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$(1,233,416)	$(1,233,416)
Total Net Realized Gain (Loss)	$(1,233,416)	$(1,233,416)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$492,693	$492,693
Total Net Change in Unrealized Appreciation (Depreciation)	$492,693	$492,693

Average Notional Amount	Total
Futures Contracts Long	$106,362,600
Futures Contracts Short	$ (61,107,099)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the
Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; 0.45% from $1 billion to $3 billion; and 0.44% in excess of $3 billion. During the six-month period ended June 30, 2021, the effective management fee rate was 0.49%.
During the six-month period ended June 30, 2021, New York Life Investments earned fees from the Portfolio in the amount of $2,223,031 and paid the Subadvisor fees in the amount of $1,111,454.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company ("State Street").
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
31

Notes to Financial Statements (Unaudited) (continued)
Note 4-Federal Income Tax
As of June 30, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$905,856,104	$24,941,962	$(3,405,863)	$21,536,099
During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$19,483,513
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $6,896 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to
July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2021, purchases and sales of U.S. government securities were $578,501 and $561,203, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $739,344 and $798,594 respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	5,493,072	$ 82,874,998
Shares redeemed	(9,010,096)	(136,154,316)
Net increase (decrease)	(3,517,024)	$ (53,279,318)
Year ended December 31, 2020:
Shares sold	8,066,603	$ 123,217,088
Shares issued to shareholders in reinvestment of distributions	574,551	8,712,379
Shares redeemed	(5,265,667)	(79,188,768)
Net increase (decrease)	3,375,487	$ 52,740,699

32	MainStay VP Bond Portfolio

Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	2,033,355	$ 30,402,904
Shares redeemed	(1,400,733)	(20,951,612)
Net increase (decrease)	632,622	$ 9,451,292
Year ended December 31, 2020:
Shares sold	10,093,014	$ 151,206,421
Shares issued to shareholders in reinvestment of distributions	718,296	10,771,134
Shares redeemed	(5,549,124)	(47,384,751)
Net increase (decrease)	5,262,186	$ 79,748,772
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
33

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
34	MainStay VP Bond Portfolio

Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
35

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
nylinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2021 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781605	MSVPB10-08/21
(NYLIAC) NI509

MainStay VP MacKay Government Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the U.S. Federal Reserve. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/29/1993	-1.03%	-0.37%	1.80%	2.25%	0.56%
Service Class Shares	6/4/2003	-1.15	-0.61	1.55	1.99	0.81

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Bloomberg Barclays U.S. Government Bond Index[1]	-2.51%	-3.10%	2.19%	2.78%
Morningstar Intermediate Government Category Average[2]	-1.41	-1.15	1.86	2.19

1.	The Bloomberg Barclays U.S. Government Bond Index is the Portfolio’s primary benchmark. The Bloomberg Barclays U.S. Government Bond Index is a broad-based benchmark that consists of publicly issued debt of the U.S. Treasury and government agencies. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Government Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$989.70	$2.71	$1,022.07	$2.76	0.55%
Service Class Shares	$1,000.00	$988.50	$3.94	$1,020.83	$4.01	0.80%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP MacKay Government Portfolio

Portfolio Composition as of June 30, 2021 (Unaudited)
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Issuers Held as of June 30, 2021 (excluding short-term investment) (Unaudited)
1.	UMBS, 30 Year, 2.00%-6.50%, due 7/1/39–4/1/51
2.	U.S. Treasury Notes, 0.375%-3.00%, due 7/31/23–2/15/30
3.	UMBS, 30 Year, 2.00%-3.50%, due 6/1/46–1/1/51
4.	U.S. Treasury Inflation Linked Notes, 0.125%-0.875%, due 1/15/29–7/15/30
5.	FNMA, 1.25%-3.50%, due 3/25/33–3/25/60
6.	FHLMC Gold Pools, 30 Year, 2.50%-6.50%, due 4/1/37–3/1/49
7.	GNMA, 1.00%-3.25%, due 8/16/41–6/20/51
8.	U.S. Treasury Bonds, 3.00%-4.375%, due 11/15/39–2/15/48
9.	Small Business Administration Participation Certificates, 1.93%-3.31%, due 12/1/32–4/1/38
10.	FNMA, Other, 2.50%-6.50%, due 4/1/25–6/1/57

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers, Steven H. Rich, Stephen R. Cianci, CFA, and Neil Moriarty III, of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay Government Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP MacKay Government Portfolio returned −1.03% for Initial Class shares and −1.15% for Service Class shares. Over the same period, both share classes outperformed the −2.51% return of the Bloomberg Barclays U.S. Government Bond Index (“the Index”), which is the Portfolio’s primary benchmark, and outperformed the –1.41% return of the Morningstar Intermediate Government Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
Duration,2 yield-curve3 posture, sector weighting and issue selection were the four factors primarily affecting the Portfolio’s performance relative to the Index.
Duration and yield-curve posture: As the financial markets anticipated the salutary impact of a COVID-19 vaccine, Treasury yields rose and the yield curve steepened. The steepening slowed toward the end of the reporting period as U.S. Federal Reserve commentary signaled the agency might become less accommodative of inflationary pressures. The Portfolio benefited from the backdrop of higher yields and a steeper curve. The Portfolio’s shorter duration made it less sensitive than the Index and longer-duration peers to changes in Treasury yields. On yield-curve posture, the steepening of the yield curve advantaged the Portfolio relative to the Index and peers with assets more concentrated in the long end of the yield curve.
Sector weighting: Agency residential mortgage-backed securities were the largest class of securities held in the Portfolio. Our commitment to the mortgage sector imparted a yield advantage over lower-yielding Treasury securities and agency debentures. However, the interest-rate volatility that prevailed during most of the reporting period chipped away at the Portfolio’s yield advantage.
Issue Selection: The Portfolio’s mortgage exposure emphasized seasoned loans (i.e., loans originated in prior years) and low-balance loans. Mortgage passthroughs backed by loans with these characteristics often have more stable cash-flow profiles. As lower mortgage rates prompted borrowers to refinance, the negative-return impact of accelerating prepayments was more extreme than in recent prior reporting periods. This dynamic led the market to recalibrate the value of cash-flow stability, which boosted price performance for seasoning and loan balance.
Similarly, the Portfolio benefited from the stability of its collateralized mortgage obligations, which are structured to dampen cash-flow variability.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
The Portfolio used Treasury futures to manage duration. This position had minimal impact on performance.
What was the Portfolio’s duration strategy during the reporting period?
As Treasury yields and mortgage rates rose, the Portfolio’s duration extended from 3.0 to 3.8 years, while the Index’s duration shortened from 7.1 years to 6.9 years. The Portfolio’s duration typically lengthens as Treasury yields rise because of its exposure to single-family residential mortgage-backed securities. Mortgage rates move directionally with Treasury rates. Higher mortgage rates crimp refinancing opportunities and, in turn, slow prepayments. Higher yields have the opposite effect on the Index’s duration due to its positive convexity.4
A duration near 4.0 years was our preferred spot for the Portfolio during the reporting period. Extending duration to pick up yield did not appear to be a compelling trade off. Moving out the curve presented the risk of negative price return should Treasury yields rise, and this effect could have readily eroded the yield advantage of longer maturities.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
The Portfolio’s commitment to agency multifamily mortgage-backed securities made a positive contribution to absolute performance during the reporting period. (Contributions take weightings and total returns into account.) Agency multifamily mortgage-backed securities are backed by FNMA- or FHMLC-guaranteed mortgages on larger multifamily developments and apartment buildings. (FNMA stands for Federal National Mortgage Association, also known as Fannie Mae. FHMLC stands for Federal Home Loan Mortgage Corporation, also known as Freddie Mac.) Multifamily mortgages are typically not freely prepayable like single-family mortgages and, consequently, they amortize more slowly. Investors crossed over to multifamily from single family, attracted to the more stable cash-flow profiles offered by securities backed by mortgages on multifamily

1.	See page 5 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.
8	MainStay VP MacKay Government Portfolio

properties. In turn, the multifamily sector’s average spread5 to duration-matched Treasury bonds narrowed.
The Portfolio maintained a preference for residential mortgage passthroughs guaranteed by FNMA and FHLMC over those guaranteed by GNMA (the Government National Mortgage Association, also known as Ginnie Mae). This posture was additive to the Portfolio’s absolute performance and advantaged the Portfolio relative to peers with higher GNMA exposure. GNMA mortgage-backed passthroughs often underperformed FNMA/FHLMC passthroughs during the reporting period, reflecting investor concern about the potential for higher default and forbearance levels for GNMA mortgages, and the potential for new government policies to influence refinancing patterns of mortgage loans sponsored by the Federal Housing Administration.
During the reporting period, the weakest contributors to the Fund's absolute return were the longer-duration Treasuries whose prices fell as Treasury yields rose and the yield curve steepened.
Holdings of Treasury inflation-protected securities (TIPS) also contributed positively to the Portfolio’s absolute performance, as well as boosting its performance relative to the Index.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio initiated a position in taxable municipals during the reporting period to diversify holdings. These are bonds issued by state and local municipalities to fund projects that do not qualify for tax exemption. The sector trades with narrower sponsorship than other government-related spaces because it is less well understood. The narrower sponsorship generates a yield premium, which improves the sector’s relative value to Treasury securities. As of June 30, 2021, the Portfolio’s taxable municipals exposure was approximately 2% of net assets.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2021, relative to the Index, the Portfolio held underweight exposure to Treasury securities, market-weight exposure to agency debentures and overweight exposure to agency residential mortgage-backed securities, both single-family and multifamily. The Portfolio also held overweight exposure to taxable municipal bonds. Modest additional overweight positions included asset-backed securities, non-agency mortgage-backed securities and corporate bonds; collectively, this non-government exposure represented approximately 4% of the Portfolio’s net assets. As of the same date, the Portfolio held approximately 3% in cash and cash equivalents.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
The opinions expressed are those of the portfolio as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2021† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 97.9%
Asset-Backed Securities 2.5%
Other Asset-Backed Securities 2.5%
Atlantic City Electric Transition Funding LLC
Series 2002-1, Class A4
5.55%, due 10/20/23	$ 146,292	$ 147,775
FirstEnergy Ohio PIRB Special Purpose Trust
Series 2013-1, Class A3
3.45%, due 1/15/36	497,301	541,142
PSNH Funding LLC 3
Series 2018-1, Class A1
3.094%, due 2/1/26	251,703	260,229
Small Business Administration Participation Certificates
Series 2012-20L, Class 1
1.93%, due 12/1/32	353,197	364,539
Series 2014-20H, Class 1
2.88%, due 8/1/34	428,235	454,898
Series 2015-20G, Class 1
2.88%, due 7/1/35	1,104,506	1,173,479
Series 2014-20I, Class 1
2.92%, due 9/1/34	469,311	498,967
Series 2014-20C, Class 1
3.21%, due 3/1/34	751,620	803,864
Series 2018-20B, Class 1
3.22%, due 2/1/38	1,701,739	1,857,753
Series 2018-20D, Class 1
3.31%, due 4/1/38	1,961,898	2,151,192
Total Asset-Backed Securities (Cost $7,877,761)		8,253,838
Corporate Bonds 1.7%
Electric 1.3%
Duke Energy Florida Project Finance LLC
Series 2026
2.538%, due 9/1/29	1,900,000	2,002,850
Monongahela Power Co.
4.10%, due 4/15/24 (a)	2,000,000	2,152,623
		4,155,473
Real Estate Investment Trusts 0.4%
Host Hotels & Resorts LP
Series D
3.75%, due 10/15/23	1,350,000	1,423,272
Total Corporate Bonds (Cost $5,339,596)		5,578,745
	Principal Amount	Value
Mortgage-Backed Securities 18.5%
Agency (Collateralized Mortgage Obligations) 10.7%
FHLMC
REMIC, Series 5073, Class DG
1.50%, due 8/25/38	$ 365,000	$ 369,188
REMIC, Series 5051, Class KI
2.50%, due 12/25/50	2,668,116	412,384
REMIC, Series 4913, Class UA
3.00%, due 3/15/49	468,434	492,540
REMIC, Series 4908, Class BD
3.00%, due 4/25/49	1,532,902	1,584,108
REMIC, Series 4888, Class BA
3.50%, due 9/15/48	300,506	313,105
REMIC, Series 4877, Class AT
3.50%, due 11/15/48	325,719	344,752
REMIC, Series 4877, Class BE
3.50%, due 11/15/48	458,185	482,884
REMIC, Series 4958, Class DL
4.00%, due 1/25/50	360,742	389,364
FHLMC, Multifamily Structured Pass-Through Certificates
REMIC, Series K042, Class A2
2.67%, due 12/25/24	1,500,000	1,592,993
REMIC, Series K729, Class A2
3.136%, due 10/25/24	2,745,000	2,937,118
FNMA
REMIC, Series 2020-63, Class B
1.25%, due 9/25/50	675,235	681,333
REMIC, Series 2013-24, Class PA
1.75%, due 3/25/33	1,632,709	1,683,073
REMIC, Series 2012-124, Class PG
2.00%, due 7/25/42	1,178,142	1,209,925
REMIC, Series 2021-2, Class AI
2.00%, due 2/25/51	6,152,473	679,704
REMIC, Series 2019-13, Class PE
3.00%, due 3/25/49	363,010	384,826
REMIC, Series 2019-58, Class LP
3.00%, due 10/25/49	881,311	919,074
REMIC, Series 2021-13, Class BI
3.00%, due 2/25/50	1,625,000	200,991
REMIC, Series 2020-10, Class LP
3.50%, due 3/25/50	2,419,487	2,574,309
REMIC, Series 2021-6, Class ML
3.50%, due 6/25/50	1,198,283	1,268,177
REMIC, Series 2021-6, Class MC
3.50%, due 6/25/50	2,288,571	2,491,832
REMIC, Series 2021-12, Class GC
3.50%, due 7/25/50	1,186,993	1,282,298
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	2,195,303	2,373,838

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP MacKay Government Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FNMA, STRIPS (b)
REMIC, Series 360, Class 2
5.00%, due 8/25/35	$ 57,265	$ 9,328
REMIC, Series 361, Class 2
6.00%, due 10/25/35	13,218	2,726
GNMA
REMIC, Series 2021-77, Class BA
1.00%, due 7/20/50	987,414	963,391
REMIC, Series 2021-78, Class LA
1.00%, due 5/20/51	991,915	971,134
REMIC, Series 2021-91, Class MF
1.00%, due 5/20/51	493,997	489,332
REMIC, Series 2021-105, Class DB
1.00%, due 6/20/51	1,000,000	973,603
REMIC, Series 2021-57, Class IN
2.00%, due 2/20/51	497,008	61,409
REMIC, Series 2021-57, Class AI
2.00%, due 2/20/51	2,597,719	308,594
REMIC, Series 2014-63, Class PG
2.50%, due 7/20/43	1,006,421	1,038,862
REMIC, Series 2021-25, Class LI
2.50%, due 2/20/51	2,955,002	350,454
REMIC, Series 2019-3, Class A
3.00%, due 4/20/48	564,463	580,616
REMIC, Series 2019-59, Class KA
3.00%, due 12/20/48	649,521	676,820
REMIC, Series 2021-74, Class HI
3.00%, due 4/20/51	1,482,624	209,832
REMIC, Series 2013-149, Class BA
3.25%, due 8/16/41	1,249,044	1,316,043
UMBS, Single Family, 30 Year (c)
3.00%, due 7/25/51 TBA	1,100,000	1,146,600
3.50%, due 7/25/51 TBA	1,600,000	1,684,156
		35,450,716
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 7.4%
BX Trust
Series 2019-OC11, Class A
3.202%, due 12/9/41 (a)	485,000	522,473
BXP Trust
Series 2017-GM, Class A
3.379%, due 6/13/39 (a)	1,750,000	1,912,754
FREMF Mortgage Trust (a)(d)
REMIC, Series 2013-K33, Class B
3.612%, due 8/25/46	933,000	983,591
REMIC, Series 2013-K27, Class B
3.615%, due 1/25/46	1,300,000	1,355,683
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
FREMF Mortgage Trust (a)(d) (continued)
REMIC, Series 2013-K24, Class B
3.627%, due 11/25/45	$ 2,000,000	$ 2,067,916
REMIC, Series 2015-K721, Class B
3.673%, due 11/25/47	3,140,000	3,239,676
REMIC, Series 2012-K23, Class B
3.782%, due 10/25/45	1,222,000	1,262,647
REMIC, Series 2012-K22, Class B
3.811%, due 8/25/45	800,000	826,063
REMIC, Series 2016-K58, Class B
3.866%, due 9/25/49	500,000	548,993
REMIC, Series 2014-K41, Class B
3.964%, due 11/25/47	2,700,000	2,935,480
REMIC, Series 2013-K35, Class B
4.069%, due 12/25/46	1,925,000	2,054,126
REMIC, Series 2016-K54, Class B
4.189%, due 4/25/48	695,000	769,394
REMIC, Series 2014-K40, Class B
4.208%, due 11/25/47	1,645,000	1,798,220
REMIC, Series 2014-K38, Class B
4.376%, due 6/25/47	2,000,000	2,167,619
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	1,265,000	1,309,858
Wells Fargo Commercial Mortgage Trust
Series 2018-1745, Class A
3.874%, due 6/15/36 (a)(d)	695,000	773,183
		24,527,676
Whole Loan (Collateralized Mortgage Obligations) 0.4%
Citigroup Mortgage Loan Trust
Series 2006-AR6, Class 1A1
3.206%, due 8/25/36 (d)	77,083	73,571
Flagstar Mortgage Trust
Series 2021-2, Class A2
2.50%, due 4/25/51 (a)(e)	982,748	996,889
Seasoned Loans Structured Transaction
Series 2019-1, Class A1
3.50%, due 5/25/29	353,000	376,272
		1,446,732
Total Mortgage-Backed Securities (Cost $60,752,993)		61,425,124
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Municipal Bonds 2.1%
New Jersey 0.8%
New Jersey Turnpike Authority Revenue Bonds
1.483%, due 1/1/28	$ 1,000,000	$ 994,914
7.102%, due 1/1/41	1,000,000	1,601,879
		2,596,793
New York 1.3%
New York State Thruway Authority Revenue Bonds
Series M
2.90%, due 1/1/35	4,000,000	4,289,322
Total Municipal Bonds (Cost $6,851,415)		6,886,115
U.S. Government & Federal Agencies 73.1%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 14.3%
FHLMC Gold Pools, 30 Year
2.50%, due 8/1/46	837,800	870,139
3.00%, due 2/1/46	1,470,684	1,549,219
3.00%, due 4/1/47	1,594,237	1,676,958
3.50%, due 1/1/44	375,674	404,669
3.50%, due 1/1/48	1,540,478	1,645,514
4.00%, due 7/1/44	832,047	908,435
4.00%, due 12/1/46	635,736	690,332
4.00%, due 10/1/48	666,385	727,803
4.00%, due 3/1/49	325,142	346,577
4.50%, due 12/1/44	1,109,466	1,237,253
5.00%, due 11/1/41	840,621	962,091
6.50%, due 4/1/37	24,134	28,571
FHLMC Gold Pools, Other
4.50%, due 3/1/41	185,348	202,795
Freddie Mac Pool, 30 Year
2.50%, due 5/1/51	1,396,973	1,446,765
Tennessee Valley Authority
4.65%, due 6/15/35	4,395,000	5,781,567
UMBS, 15 Year
2.00%, due 6/1/35	968,691	1,002,351
2.50%, due 9/1/34	394,024	411,529
UMBS, 30 Year
2.00%, due 7/1/50	3,515,631	3,552,044
2.00%, due 7/1/50	1,571,726	1,588,005
2.00%, due 8/1/50	1,499,759	1,515,292
2.00%, due 8/1/50	3,092,795	3,146,976
2.00%, due 8/1/50	2,304,788	2,328,659
2.00%, due 9/1/50	1,041,439	1,052,224
	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
2.00%, due 11/1/50	$ 2,123,799	$ 2,145,795
2.50%, due 3/1/50	1,385,442	1,434,304
2.50%, due 7/1/50	2,196,433	2,273,896
2.50%, due 10/1/50	189,888	196,870
2.50%, due 11/1/50	2,035,210	2,106,987
2.50%, due 1/1/51	519,750	538,961
3.00%, due 6/1/46	800,721	843,646
3.00%, due 8/1/49	1,583,301	1,653,400
3.00%, due 9/1/49	264,114	275,795
3.00%, due 11/1/49	907,244	953,363
3.50%, due 1/1/50	1,429,149	1,504,097
United States International Development Finance Corp.
5.142%, due 12/15/23	346,256	368,622
		47,371,504
Federal National Mortgage Association (Mortgage Pass-Through Securities) 36.2%
FNMA, Other
2.50%, due 1/1/57	732,506	770,545
2.68%, due 5/1/25	2,000,000	2,133,468
2.73%, due 4/1/25	1,025,000	1,095,132
3.00%, due 9/1/46	689,620	707,816
3.00%, due 10/1/46	671,619	689,408
3.00%, due 10/1/48	16,389	16,614
3.00%, due 2/1/57	621,268	672,316
3.00%, due 6/1/57	726,045	785,367
6.00%, due 4/1/37	7,701	8,651
6.50%, due 8/1/47	14,498	15,686
UMBS, 15 Year
2.00%, due 6/1/35	1,775,166	1,836,898
UMBS, 20 Year
2.00%, due 5/1/41	2,480,279	2,522,722
2.50%, due 6/1/41	2,090,634	2,174,460
3.00%, due 10/1/32	415,728	441,056
UMBS, 30 Year
2.00%, due 6/1/50	1,811,073	1,829,802
2.00%, due 8/1/50	3,426,741	3,462,182
2.00%, due 10/1/50	2,860,435	2,903,358
2.00%, due 10/1/50	2,249,059	2,274,095
2.00%, due 12/1/50	1,967,949	1,988,331
2.00%, due 3/1/51	2,485,259	2,512,562
2.50%, due 1/1/47	2,022,132	2,100,827
2.50%, due 9/1/49	1,788,204	1,851,270
2.50%, due 3/1/50	684,630	712,252
2.50%, due 3/1/50	1,672,549	1,731,536

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay Government Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
2.50%, due 3/1/50	$ 1,781,162	$ 1,843,980
2.50%, due 4/1/50	2,568,720	2,683,311
2.50%, due 5/1/50	3,807,607	3,941,893
2.50%, due 7/1/50	2,201,749	2,279,400
2.50%, due 8/1/50	2,517,336	2,610,735
2.50%, due 8/1/50	3,343,518	3,475,568
2.50%, due 9/1/50	2,870,484	3,002,429
2.50%, due 10/1/50	2,932,698	3,037,021
2.50%, due 11/1/50	2,880,722	3,021,821
2.50%, due 12/1/50	2,730,228	2,826,517
2.50%, due 1/1/51	2,564,503	2,673,938
2.50%, due 1/1/51	2,338,907	2,423,156
2.50%, due 4/1/51	1,877,896	1,952,109
3.00%, due 10/1/44	1,295,414	1,382,341
3.00%, due 3/1/47	750,219	792,457
3.00%, due 12/1/47	974,403	1,024,365
3.00%, due 10/1/49	1,033,989	1,079,748
3.00%, due 3/1/50	1,397,625	1,476,908
3.00%, due 3/1/50	2,188,101	2,312,582
3.00%, due 3/1/50	1,816,025	1,896,113
3.00%, due 5/1/50	1,677,944	1,752,295
3.00%, due 7/1/50	2,424,333	2,546,186
3.50%, due 5/1/43	1,633,460	1,770,656
3.50%, due 11/1/44	572,046	617,698
3.50%, due 3/1/45	605,261	654,985
3.50%, due 11/1/45	1,707,618	1,836,654
3.50%, due 8/1/46	431,238	464,407
3.50%, due 10/1/47	339,851	359,977
3.50%, due 2/1/48	190,782	201,147
3.50%, due 8/1/49	1,050,935	1,104,082
3.50%, due 9/1/50	2,506,582	2,678,625
4.00%, due 1/1/46	580,871	634,716
4.00%, due 9/1/47	283,428	303,644
4.00%, due 7/1/48	743,044	791,942
4.00%, due 8/1/48	3,762,185	4,013,854
4.00%, due 9/1/48	720,487	768,162
4.00%, due 4/1/49	200,594	213,575
4.00%, due 3/1/50	1,787,930	1,923,671
4.50%, due 2/1/41	1,878,570	2,094,741
4.50%, due 4/1/41	4,724,694	5,308,373
4.50%, due 8/1/42	790,547	881,217
4.50%, due 8/1/44	895,930	998,599
5.00%, due 9/1/41	1,619,413	1,852,743
5.00%, due 10/1/41	1,375,835	1,572,205
5.50%, due 7/1/41	2,523,319	2,918,959
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
6.00%, due 7/1/39	$ 587,210	$ 695,621
6.50%, due 10/1/39	107,300	123,514
		120,054,994
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.5%
GNMA II, 30 Year
4.00%, due 11/20/49	828,603	877,120
4.50%, due 7/20/49	676,323	720,855
		1,597,975
United States Treasury Bonds 2.2%
U.S. Treasury Bonds
3.00%, due 5/15/45	2,790,000	3,290,238
3.00%, due 2/15/48	2,000,000	2,384,063
4.375%, due 11/15/39	1,200,000	1,669,359
		7,343,660
United States Treasury Inflation - Indexed Notes 7.4%
U.S. Treasury Inflation Linked Notes (f)
0.125%, due 1/15/30	9,780,000	11,142,557
0.125%, due 7/15/30	7,500,000	8,617,123
0.875%, due 1/15/29	3,950,000	4,833,549
		24,593,229
United States Treasury Notes 12.5%
U.S. Treasury Notes
0.375%, due 4/30/25	5,000,000	4,946,289
1.50%, due 2/15/30	2,615,000	2,640,844
2.25%, due 4/30/24	19,045,000	20,021,056
2.375%, due 8/15/24	1,695,000	1,794,515
2.625%, due 1/31/26	1,700,000	1,838,922
2.75%, due 7/31/23	345,000	362,816
2.75%, due 8/31/23	1,325,000	1,395,546
3.00%, due 10/31/25	7,805,000	8,550,743
		41,550,731
Total U.S. Government & Federal Agencies (Cost $237,157,742)		242,512,093
Total Long-Term Bonds (Cost $317,979,507)		324,655,915

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Shares	Value
Short-Term Investment 3.2%
Affiliated Investment Company 3.2%
MainStay U.S. Government Liquidity Fund, 0.01% (g)	10,608,409	$ 10,608,409
Total Short-Term Investment (Cost $10,608,409)		10,608,409
Total Investments (Cost $328,587,916)	101.1%	335,264,324
Other Assets, Less Liabilities	(1.1)	(3,810,207)
Net Assets	100.0%	$ 331,454,117

†	Percentages indicated are based on Portfolio net assets.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(c)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2021, the total net market value was $2,830,756, which represented 0.9% of the Portfolio’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.
(d)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2021.
(e)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2021.
(f)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(g)	Current yield as of June 30, 2021.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay Government Portfolio

Futures Contracts
As of June 30, 2021, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Ultra Bonds	(12)	September 2021	$ (1,739,973)	$ (1,766,438)	$ (26,464)
U.S. Treasury Long Bonds	(9)	September 2021	(1,412,065)	(1,446,750)	(34,685)
U.S. Treasury Ultra Bonds	(24)	September 2021	(4,454,005)	(4,624,500)	(170,495)
Net Unrealized Depreciation					$ (231,644)

1.	As of June 30, 2021, cash in the amount of $216,900 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2021.

Abbreviation(s):
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FREMF—Freddie Mac Multifamily
GNMA—Government National Mortgage Association
REMIC—Real Estate Mortgage Investment Conduit
TBA—To Be Announced
UMBS—Uniform Mortgage Backed Securities
The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 8,253,838	$ —	$ 8,253,838
Corporate Bonds	—	5,578,745	—	5,578,745
Mortgage-Backed Securities	—	61,425,124	—	61,425,124
Municipal Bonds	—	6,886,115	—	6,886,115
U.S. Government & Federal Agencies	—	242,512,093	—	242,512,093
Total Long-Term Bonds	—	324,655,915	—	324,655,915
Short-Term Investment
Affiliated Investment Company	10,608,409	—	—	10,608,409
Total Investments in Securities	$ 10,608,409	$ 324,655,915	$ —	$ 335,264,324
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (231,644)	$ —	$ —	$ (231,644)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $317,979,507)	$324,655,915
Investment in affiliated investment companies, at value (identified cost $10,608,409)	10,608,409
Cash	203,056
Cash collateral on deposit at broker for futures contracts	216,900
Receivables:
Investment securities sold	1,583,906
Interest	1,037,092
Portfolio shares sold	120,000
Other assets	5,582
Total assets	338,430,860
Liabilities
Cash collateral due to broker for TBA	201,575
Due to broker	78,491
Payables:
Investment securities purchased	5,870,583
Portfolio shares redeemed	506,087
Manager (See Note 3)	136,041
NYLIFE Distributors (See Note 3)	52,843
Variation margin on futures contracts	42,000
Professional fees	40,192
Shareholder communication	29,857
Custodian	19,067
Trustees	7
Total liabilities	6,976,743
Net assets	$331,454,117
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 30,125
Additional paid-in-capital	321,570,091
321,600,216
Total distributable earnings (loss)	9,853,901
Net assets	$331,454,117
Initial Class
Net assets applicable to outstanding shares	$ 74,853,616
Shares of beneficial interest outstanding	6,745,477
Net asset value per share outstanding	$ 11.10
Service Class
Net assets applicable to outstanding shares	$256,600,501
Shares of beneficial interest outstanding	23,379,872
Net asset value per share outstanding	$ 10.98

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay Government Portfolio

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 4,000,759
Dividends-affiliated	492
Total income	4,001,251
Expenses
Manager (See Note 3)	933,044
Distribution/Service—Service Class (See Note 3)	333,395
Professional fees	41,080
Shareholder communication	17,649
Custodian	16,344
Trustees	4,015
Miscellaneous	5,924
Total expenses	1,351,451
Net investment income (loss)	2,649,800
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	175,673
Futures transactions	(94,934)
Net realized gain (loss)	80,739
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(6,747,948)
Futures contracts	(231,644)
Net change in unrealized appreciation (depreciation)	(6,979,592)
Net realized and unrealized gain (loss)	(6,898,853)
Net increase (decrease) in net assets resulting from operations	$(4,249,053)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,649,800	$ 4,416,874
Net realized gain (loss)	80,739	1,424,439
Net change in unrealized appreciation (depreciation)	(6,979,592)	7,617,671
Net increase (decrease) in net assets resulting from operations	(4,249,053)	13,458,984
Distributions to shareholders:
Initial Class	—	(1,180,531)
Service Class	—	(3,747,304)
Total distributions to shareholders	—	(4,927,835)
Capital share transactions:
Net proceeds from sales of shares	53,565,029	237,953,765
Net asset value of shares issued to shareholder in reinvestment of distributions	—	4,927,835
Cost of shares redeemed	(106,869,650)	(114,972,175)
Increase (decrease) in net assets derived from capital share transactions	(53,304,621)	127,909,425
Net increase (decrease) in net assets	(57,553,674)	136,440,574
Net Assets
Beginning of period	389,007,791	252,567,217
End of period	$ 331,454,117	$ 389,007,791
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP MacKay Government Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 11.21	$ 10.84	$ 10.49	$ 10.78	$ 10.85	$ 10.99
Net investment income (loss) (a)	0.09	0.17	0.25	0.26	0.25	0.24
Net realized and unrealized gain (loss) on investments	(0.20)	0.36	0.32	(0.27)	(0.02)	(0.11)
Total from investment operations	(0.11)	0.53	0.57	(0.01)	0.23	0.13
Less distributions:
From net investment income	—	(0.16)	(0.22)	(0.28)	(0.30)	(0.27)
Net asset value at end of period	$ 11.10	$ 11.21	$ 10.84	$ 10.49	$ 10.78	$ 10.85
Total investment return (b)	(0.98)%(c)	4.97%	5.42%	(0.06)%	2.11%	1.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.57%††	1.50%	2.35%	2.44%	2.29%	2.14%(d)
Net expenses (e)	0.55%††	0.56%	0.57%	0.57%	0.56%	0.55%(f)
Expenses (before waiver/reimbursement) (e)	0.55%††	0.56%	0.57%	0.57%	0.56%	0.56%
Portfolio turnover rate (g)	44%	77%	30%	92%	17%	64%
Net assets at end of period (in 000’s)	$ 74,854	$ 107,954	$ 51,698	$ 52,552	$ 56,561	$ 64,930

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.13%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.56%.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 19%, 53%, 80%, 5% and 19% for the six months ended June 30, 2021 and for years ended December 31, 2020, 2018, 2017 and 2016, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Service Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 11.10	$ 10.74	$ 10.41	$ 10.69	$ 10.76	$ 10.90
Net investment income (loss) (a)	0.07	0.14	0.22	0.23	0.22	0.21
Net realized and unrealized gain (loss) on investments	(0.19)	0.37	0.31	(0.26)	(0.03)	(0.11)
Total from investment operations	(0.12)	0.51	0.53	(0.03)	0.19	0.10
Less distributions:
From net investment income	—	(0.15)	(0.20)	(0.25)	(0.26)	(0.24)
Net asset value at end of period	$ 10.98	$ 11.10	$ 10.74	$ 10.41	$ 10.69	$ 10.76
Total investment return (b)	(1.08)%(c)	4.70%	5.15%	(0.31)%	1.86%	0.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.36%††	1.29%	2.09%	2.19%	2.04%	1.89%(d)
Net expenses (e)	0.80%††	0.80%	0.82%	0.82%	0.81%	0.80%(f)
Expenses (before waiver/reimbursement) (e)	0.80%††	0.80%	0.82%	0.82%	0.81%	0.81%
Portfolio turnover rate (g)	44%	77%	30%	92%	17%	64%
Net assets at end of period (in 000’s)	$ 256,601	$ 281,054	$ 200,869	$ 159,575	$ 155,477	$ 186,207

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.81%.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 19%, 53%, 80%, 5% and 19% for the six months ended June 30, 2021 and for years ended December 31, 2020, 2018, 2017 and 2016, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP MacKay Government Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Government Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Service Class	June 4, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek current income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio
prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market

21

Notes to Financial Statements (Unaudited) (continued)
participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until

22	MainStay VP MacKay Government Portfolio

settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
23

Notes to Financial Statements (Unaudited) (continued)
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2021 are shown in the Portfolio of Investments.
(H) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(I) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
(J) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the

24	MainStay VP MacKay Government Portfolio

transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of June 30, 2021:
Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(231,644)	$(231,644)
Total Fair Value	$(231,644)	$(231,644)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2021:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$(94,934)	$(94,934)
Total Net Realized Gain (Loss)	$(94,934)	$(94,934)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(231,644)	$(231,644)
Total Net Change in Unrealized Appreciation (Depreciation)	$(231,644)	$(231,644)

Average Notional Amount	Total
Futures Contracts Short	$(7,715,953)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York
25

Notes to Financial Statements (Unaudited) (continued)
Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. During the six-month period ended June 30, 2021, the effective management fee rate was 0.50%.
During the six-month period ended June 30, 2021, New York Life Investments earned fees from the Portfolio in the amount of $933,044 and paid the Subadvisor in the amount of $466,503.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C) Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 12,052	$ 175,746	$ (177,190)	$ —	$ —	$ 10,608	$ —(a)	$ —	10,608

(a)	Less than $500.

Note 4-Federal Income Tax
As of June 30, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$328,601,368	$8,220,230	$(1,557,274)	$6,662,956
As of December 31, 2020, for federal income tax purposes, capital loss carryforwards of $3,839,017, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	$3,839
During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$4,927,835
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

26	MainStay VP MacKay Government Portfolio

Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $4,515 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2021, purchases and sales of U.S. government securities were $63,578 and $72,106, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $98,140 and $134,149 respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	3,552,127	$ 39,510,424
Shares redeemed	(6,434,827)	(71,578,878)
Net increase (decrease)	(2,882,700)	$ (32,068,454)
Year ended December 31, 2020:
Shares sold	5,754,098	$ 64,738,684
Shares issued to shareholders in reinvestment of distributions	105,587	1,180,531
Shares redeemed	(1,001,790)	(11,226,218)
Net increase (decrease)	4,857,895	$ 54,692,997

Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	1,272,415	$ 14,054,605
Shares redeemed	(3,206,090)	(35,290,772)
Net increase (decrease)	(1,933,675)	$ (21,236,167)
Year ended December 31, 2020:
Shares sold	15,621,490	$ 173,215,081
Shares issued to shareholders in reinvestment of distributions	338,268	3,747,304
Shares redeemed	(9,342,684)	(103,745,957)
Net increase (decrease)	6,617,074	$ 73,216,428
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
27

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
28	MainStay VP MacKay Government Portfolio

Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
29

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
nylinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2021 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781622	MSVPG10-08/21
(NYLIAC) NI519

MainStay VP Indexed Bond Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the U.S. Federal Reserve. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date	Six Months	One Year	Since Inception	Gross Expense Ratio[1]
Initial Class Shares	5/1/2017	-1.80%	-0.95%	3.42%	0.29%

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Since Inception
Bloomberg Barclays U.S. Aggregate Bond Index[1]	-1.60%	-0.33%	3.89%
Morningstar Intermediate Core Bond Category Average[2]	-1.25	0.61	3.75

1.	The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio's primary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Intermediate Core Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Indexed Bond Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$982.00	$1.47	$1,023.31	$1.51	0.30%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Indexed Bond Portfolio

Portfolio Composition as of June 30, 2021 (Unaudited)
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Issuers Held as of June 30, 2021 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 0.125%-2.875%, due 12/31/22–5/15/31
2.	UMBS, Single Family, 30 Year, 2.00%-2.50%, due 7/25/51
3.	UMBS, 30 Year, 2.00%-5.50%, due 6/1/36–10/1/50
4.	U.S. Treasury Bonds, 1.25%-4.625%, due 2/15/36–11/15/50
5.	GNMA II, 30 Year, 2.50%-5.00%, due 11/20/42–2/20/50
6.	GNMA II, Single Family, 30 Year, 2.00%-2.50%, due 7/15/51
7.	FHLMC Gold Pools, 30 Year, 3.00%-5.50%, due 7/1/38–1/1/49
8.	UMBS, Single Family, 15 Year, 1.50%-2.00%, due 7/25/36
9.	UMBS, 30 Year, 2.50%-4.50%, due 12/1/47–5/1/50
10.	FNMA, 0.65%-1.875%, due 4/5/22–9/24/26

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Portfolio’s Subadvisor.
How did MainStay VP Indexed Bond Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP Indexed Bond Portfolio returned −1.80% for Initial Class shares. Over the same period, Initial Class shares underperformed the −1.60% return of the Bloomberg Barclays U.S. Aggregate Bond Index (“the Index”), which is the Portfolio’s benchmark. Although the Portfolio seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio’s benchmark, the Portfolio’s performance will typically lag that of the Index because the Portfolio incurs fees and expenses that the Index does not. For the six months ended June 30, 2021, Initial Class shares underperformed the −1.25% return of the Morningstar Intermediate Core Bond Category Average.1
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
U.S. Treasury futures were used to maintain a duration2 equal to that of the Index and did not materially affect the performance of the Portfolio. Treasury futures were also used to reduce variations between the Portfolio and the Index. These trades reduced tracking error for the Portfolio and the Index.
During the reporting period, which credit-rating categories were strong performers and which credit rating categories were weak?
BBB-rated credit generated the highest excess return followed by the AA-rated category.3 All investment-grade credit categories produced positive excess returns during the reporting period, outperforming matched-duration Treasury securities.
What was the Portfolio’s duration strategy during the reporting period?
The Portfolio employs a passive strategy that attempts to replicate the duration of the Index. The Portfolio’s duration strategy had a neutral impact on performance during the reporting period. As of June 30, 2021, the Portfolio’s duration was approximately 6.65 years, as compared to a duration of 6.66 years for the Index.
Which market segments made the strongest contributions to the Portfolio’s performance, and which market segments detracted the most?
During the reporting period, all broad sectors in the Index, outside of asset-backed securities (ABS), produced negative total returns. Driven by the relatively short duration on ABS, the sector’s total return during the reporting period was slightly positive. The Treasury sector detracted the most from performance as interest rates rose and the longer duration nature of the Treasury sector negatively impacted performance. The corporate sector produced the second-weakest performance, with the industrials and utility subsectors detracting most. In the non-corporate sector, the sovereign subsector was the worst performer. Among securitized products, ABS outperformed both commercial mortgage-backed securities and mortgage-backed securities.
Were there any significant changes to the Portfolio’s benchmark during the reporting period?
There were no changes to the Index material enough to lead us to change the Portfolio’s investment strategy.

1.	See page 5 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	An obligation rated ‘BBB’ by Standard & Poor’s (S&P) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
8	MainStay VP Indexed Bond Portfolio

Portfolio of Investments June 30, 2021† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 98.2%
Asset-Backed Securities 0.1%
Automobile Asset-Backed Securities 0.1%
Ally Auto Receivables Trust
Series 2018-3, Class A3
3.00%, due 1/17/23	$ 11,733	$ 11,773
GM Financial Consumer Automobile Receivables Trust
Series 2018-3, Class A3
3.02%, due 5/16/23	197,283	198,887
Honda Auto Receivables Owner Trust
Series 2018-3, Class A3
2.95%, due 8/22/22	132,828	133,517
Total Asset-Backed Securities (Cost $341,820)		344,177
Corporate Bonds 29.2%
Aerospace & Defense 0.7%
Boeing Co. (The)
3.25%, due 3/1/28	560,000	587,569
5.15%, due 5/1/30	650,000	769,701
Lockheed Martin Corp.
4.07%, due 12/15/42	305,000	370,318
Northrop Grumman Systems Corp.
7.75%, due 2/15/31	260,000	377,622
Raytheon Technologies Corp.
3.125%, due 7/1/50	450,000	462,006
3.15%, due 12/15/24	305,000	327,308
3.50%, due 3/15/27	260,000	286,780
3.65%, due 8/16/23	2,000	2,122
		3,183,426
Apparel 0.0% ‡
NIKE, Inc.
3.625%, due 5/1/43	90,000	104,168
Auto Manufacturers 0.4%
General Motors Financial Co., Inc.
4.35%, due 1/17/27	1,425,000	1,602,115
Toyota Motor Credit Corp.
2.25%, due 10/18/23	340,000	354,161
		1,956,276
Banks 5.6%
Bank of America Corp.
0.523%, due 6/14/24 (a)	900,000	899,811
2.831%, due 10/24/51 (a)	695,000	677,740
3.248%, due 10/21/27	480,000	520,675
3.419%, due 12/20/28 (a)	1,685,000	1,835,149
	Principal Amount	Value

Banks (continued)
Bank of New York Mellon Corp. (The)
Series G
3.00%, due 2/24/25	$ 485,000	$ 521,724
Barclays plc
5.25%, due 8/17/45	270,000	359,171
BNP Paribas SA
3.25%, due 3/3/23	495,000	518,637
Citigroup, Inc.
0.981%, due 5/1/25 (a)	1,750,000	1,754,165
2.561%, due 5/1/32 (a)	250,000	254,488
4.45%, due 9/29/27	1,435,000	1,639,482
4.65%, due 7/30/45	170,000	218,863
Cooperatieve Rabobank UA
5.25%, due 5/24/41	480,000	661,850
Credit Suisse Group AG
3.80%, due 6/9/23	335,000	355,025
Goldman Sachs Group, Inc. (The)
1.542%, due 9/10/27 (a)	2,350,000	2,343,385
4.80%, due 7/8/44	400,000	522,303
HSBC Holdings plc
3.90%, due 5/25/26	1,375,000	1,529,178
JPMorgan Chase & Co.
4.25%, due 10/1/27	2,340,000	2,666,354
4.26%, due 2/22/48 (a)	575,000	697,897
Lloyds Banking Group plc
3.75%, due 1/11/27	1,265,000	1,397,172
Mitsubishi UFJ Financial Group, Inc.
3.455%, due 3/2/23	560,000	588,177
Morgan Stanley
0.79%, due 5/30/25 (a)	630,000	627,777
1.928%, due 4/28/32 (a)	650,000	631,818
3.625%, due 1/20/27	1,700,000	1,884,994
Natwest Group plc
3.875%, due 9/12/23	270,000	288,426
Wells Fargo & Co.
3.00%, due 4/22/26	2,425,000	2,607,499
3.50%, due 3/8/22	97,000	99,156
4.75%, due 12/7/46	575,000	727,630
		26,828,546
Beverages 0.9%
Anheuser-Busch InBev Worldwide, Inc.
4.60%, due 4/15/48	1,465,000	1,788,536
Coca-Cola Co. (The)
2.60%, due 6/1/50	450,000	433,576
Constellation Brands, Inc.
3.60%, due 2/15/28	125,000	138,480

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Beverages (continued)
Diageo Capital plc
5.875%, due 9/30/36	$ 268,000	$ 382,625
Keurig Dr Pepper, Inc.
4.985%, due 5/25/38	90,000	114,713
Molson Coors Beverage Co.
4.20%, due 7/15/46	90,000	100,264
PepsiCo, Inc.
2.75%, due 3/1/23	380,000	395,371
2.85%, due 2/24/26	260,000	280,693
4.45%, due 4/14/46	550,000	708,242
		4,342,500
Biotechnology 0.3%
Amgen, Inc.
3.125%, due 5/1/25	305,000	328,446
3.375%, due 2/21/50	405,000	427,596
Baxalta, Inc.
3.60%, due 6/23/22	39,000	40,020
Gilead Sciences, Inc.
3.65%, due 3/1/26	490,000	540,190
4.60%, due 9/1/35	205,000	250,831
		1,587,083
Building Materials 0.0% ‡
Johnson Controls International plc
6.00%, due 1/15/36	75,000	104,999
Chemicals 0.4%
DuPont de Nemours, Inc.
4.493%, due 11/15/25	450,000	511,720
Ecolab, Inc.
2.70%, due 11/1/26	260,000	278,533
Mosaic Co. (The)
4.05%, due 11/15/27	480,000	538,162
Nutrien Ltd.
5.875%, due 12/1/36	260,000	353,484
Sherwin-Williams Co. (The)
3.95%, due 1/15/26	305,000	340,318
		2,022,217
Computers 1.0%
Apple, Inc.
2.90%, due 9/12/27	300,000	326,760
3.35%, due 2/9/27	16,000	17,767
4.25%, due 2/9/47	205,000	258,393
4.50%, due 2/23/36	845,000	1,065,506
	Principal Amount	Value

Computers (continued)
Dell International LLC
5.45%, due 6/15/23	$ 545,000	$ 591,251
6.02%, due 6/15/26	375,000	450,197
Hewlett Packard Enterprise Co.
4.40%, due 10/15/22 (b)	205,000	213,912
International Business Machines Corp.
1.875%, due 8/1/22	300,000	305,088
3.45%, due 2/19/26	275,000	303,826
3.50%, due 5/15/29	1,215,000	1,359,705
		4,892,405
Cosmetics & Personal Care 0.1%
Procter & Gamble Co. (The)
2.70%, due 2/2/26	260,000	280,587
Unilever Capital Corp.
3.10%, due 7/30/25	100,000	108,777
		389,364
Diversified Financial Services 0.8%
American Express Co.
2.50%, due 7/30/24	765,000	806,037
GE Capital Funding LLC
4.05%, due 5/15/27	1,625,000	1,839,153
Mastercard, Inc.
3.85%, due 3/26/50	450,000	543,437
Visa, Inc.
2.80%, due 12/14/22	480,000	495,943
4.30%, due 12/14/45	200,000	256,679
		3,941,249
Electric 1.9%
CenterPoint Energy Houston Electric LLC
Series AC
4.25%, due 2/1/49	300,000	375,003
Commonwealth Edison Co.
3.65%, due 6/15/46	465,000	528,734
Consolidated Edison Co. of New York, Inc.
Series 06-A
5.85%, due 3/15/36	640,000	855,729
DTE Electric Co.
3.375%, due 3/1/25	205,000	221,237
Duke Energy Carolinas LLC
3.875%, due 3/15/46	790,000	911,171
4.00%, due 9/30/42	260,000	306,326
Edison International
2.95%, due 3/15/23	205,000	211,622

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Entergy Louisiana LLC
4.20%, due 4/1/50	$ 350,000	$ 428,232
Florida Power & Light Co.
2.75%, due 6/1/23	120,000	124,193
3.80%, due 12/15/42	575,000	678,122
MidAmerican Energy Co.
3.95%, due 8/1/47	380,000	449,671
National Rural Utilities Cooperative Finance Corp.
2.70%, due 2/15/23	115,000	118,814
Ohio Power Co.
Series G
6.60%, due 2/15/33	190,000	260,840
PPL Electric Utilities Corp.
3.95%, due 6/1/47	125,000	147,740
Public Service Electric and Gas Co.
2.70%, due 5/1/50	450,000	445,286
San Diego Gas & Electric Co.
4.15%, due 5/15/48	260,000	315,053
Sempra Energy
3.80%, due 2/1/38	260,000	288,660
Southern California Edison Co.
Series C
4.125%, due 3/1/48	260,000	277,078
Southern Co. (The)
2.95%, due 7/1/23	205,000	213,873
4.40%, due 7/1/46	525,000	616,544
Virginia Electric and Power Co.
4.00%, due 1/15/43	390,000	457,823
Xcel Energy, Inc.
3.30%, due 6/1/25	830,000	894,604
		9,126,355
Environmental Control 0.1%
Republic Services, Inc.
3.20%, due 3/15/25	305,000	327,479
Waste Management, Inc.
3.15%, due 11/15/27	305,000	333,585
		661,064
Food 0.3%
General Mills, Inc.
3.15%, due 12/15/21	5,000	5,030
4.20%, due 4/17/28	90,000	103,751
Kroger Co. (The)
2.20%, due 5/1/30	650,000	653,720
	Principal Amount	Value

Food (continued)
Sysco Corp.
3.25%, due 7/15/27	$ 305,000	$ 330,216
Tyson Foods, Inc.
5.10%, due 9/28/48	300,000	394,863
		1,487,580
Forest Products & Paper 0.2%
Fibria Overseas Finance Ltd.
5.50%, due 1/17/27	480,000	556,805
International Paper Co.
3.80%, due 1/15/26	235,000	260,939
		817,744
Gas 0.1%
NiSource, Inc.
3.49%, due 5/15/27	260,000	285,974
Healthcare-Products 0.5%
Abbott Laboratories
3.75%, due 11/30/26	175,000	197,632
4.90%, due 11/30/46	275,000	376,356
Boston Scientific Corp.
4.70%, due 3/1/49	225,000	287,753
Medtronic, Inc.
4.625%, due 3/15/45	449,000	589,001
Stryker Corp.
3.65%, due 3/7/28	260,000	292,468
Thermo Fisher Scientific, Inc.
2.95%, due 9/19/26	340,000	366,642
		2,109,852
Healthcare-Services 0.8%
Aetna, Inc.
6.625%, due 6/15/36	260,000	378,808
Anthem, Inc.
4.375%, due 12/1/47	305,000	371,995
Laboratory Corp. of America Holdings
3.60%, due 2/1/25	305,000	329,926
UnitedHealth Group, Inc.
3.10%, due 3/15/26	575,000	627,118
3.75%, due 7/15/25	1,700,000	1,886,284
4.25%, due 4/15/47	300,000	368,603
		3,962,734
Household Products & Wares 0.1%
Clorox Co. (The)
3.90%, due 5/15/28	260,000	295,847
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Household Products & Wares (continued)
Kimberly-Clark Corp.
2.75%, due 2/15/26	$ 260,000	$ 282,192
		578,039
Housewares 0.0% ‡
Newell Brands, Inc.
4.35%, due 4/1/23 (b)	175,000	183,312
Insurance 0.7%
Allstate Corp. (The)
5.35%, due 6/1/33	260,000	338,268
American International Group, Inc.
6.25%, due 5/1/36	350,000	485,244
Berkshire Hathaway Finance Corp.
4.30%, due 5/15/43	405,000	504,663
Chubb INA Holdings, Inc.
3.35%, due 5/3/26	205,000	225,072
MetLife, Inc.
3.60%, due 11/13/25	1,590,000	1,757,294
Prudential Financial, Inc.
3.935%, due 12/7/49	150,000	175,290
		3,485,831
Internet 0.3%
Alphabet, Inc.
3.375%, due 2/25/24	350,000	376,257
Amazon.com, Inc.
3.875%, due 8/22/37	935,000	1,114,941
		1,491,198
Machinery—Construction & Mining 0.1%
Caterpillar, Inc.
5.30%, due 9/15/35	310,000	413,590
Machinery-Diversified 0.1%
Deere & Co.
3.90%, due 6/9/42	170,000	208,787
Media 1.7%
Charter Communications Operating LLC
4.908%, due 7/23/25	850,000	962,974
5.75%, due 4/1/48	800,000	1,018,193
Comcast Corp.
3.30%, due 4/1/27	725,000	799,037
3.40%, due 7/15/46	1,415,000	1,509,430
	Principal Amount	Value

Media (continued)
Discovery Communications LLC
3.95%, due 3/20/28	$ 400,000	$ 444,885
TWDC Enterprises 18 Corp.
2.35%, due 12/1/22	560,000	575,583
ViacomCBS, Inc.
4.95%, due 1/15/31	650,000	783,457
Walt Disney Co. (The)
3.00%, due 9/15/22	715,000	738,093
3.80%, due 3/22/30	650,000	742,276
6.40%, due 12/15/35	485,000	709,906
		8,283,834
Mining 0.3%
Barrick North America Finance LLC
5.70%, due 5/30/41	125,000	171,649
BHP Billiton Finance USA Ltd.
3.85%, due 9/30/23	480,000	515,483
Rio Tinto Finance USA Ltd.
3.75%, due 6/15/25	480,000	532,255
		1,219,387
Miscellaneous—Manufacturing 0.3%
3M Co.
4.00%, due 9/14/48	300,000	365,488
Eaton Corp.
4.00%, due 11/2/32	260,000	302,807
General Electric Co.
4.125%, due 10/9/42	94,000	108,278
Parker-Hannifin Corp.
3.50%, due 9/15/22	290,000	300,783
4.20%, due 11/21/34	90,000	105,811
		1,183,167
Multi-National 0.2%
International Bank for Reconstruction & Development
3.00%, due 9/27/23	900,000	952,457
Oil & Gas 1.2%
BP Capital Markets America, Inc.
1.749%, due 8/10/30	875,000	853,763
3.588%, due 4/14/27	300,000	332,147
Canadian Natural Resources Ltd.
6.25%, due 3/15/38	125,000	167,095
Chevron Corp.
3.191%, due 6/24/23	485,000	509,209
ConocoPhillips Co.
5.95%, due 3/15/46	340,000	503,864

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Devon Energy Corp.
4.75%, due 5/15/42	$ 260,000	$ 293,373
EOG Resources, Inc.
3.90%, due 4/1/35	205,000	236,668
Exxon Mobil Corp.
4.114%, due 3/1/46	465,000	548,542
Hess Corp.
7.125%, due 3/15/33	125,000	169,446
Shell International Finance BV
2.375%, due 8/21/22	340,000	348,096
3.75%, due 9/12/46	560,000	632,989
TotalEnergies Capital International SA
2.829%, due 1/10/30	875,000	939,769
		5,534,961
Oil & Gas Services 0.0% ‡
Halliburton Co.
3.80%, due 11/15/25	28,000	30,948
Pharmaceuticals 2.5%
AbbVie, Inc.
3.20%, due 11/6/22	490,000	506,184
3.75%, due 11/14/23	95,000	101,900
3.80%, due 3/15/25	175,000	191,423
4.70%, due 5/14/45	1,055,000	1,313,734
4.75%, due 3/15/45	100,000	125,375
Allergan Funding SCS
3.80%, due 3/15/25	50,000	53,671
4.75%, due 3/15/45	25,000	25,614
AstraZeneca plc
6.45%, due 9/15/37	490,000	732,478
Bristol-Myers Squibb Co.
2.75%, due 2/15/23	25,000	25,933
3.40%, due 7/26/29	1,480,000	1,658,619
3.55%, due 8/15/22	180,000	186,435
3.625%, due 5/15/24	560,000	604,306
Cigna Corp.
4.90%, due 12/15/48	175,000	225,372
CVS Health Corp.
1.875%, due 2/28/31	1,160,000	1,125,151
2.75%, due 12/1/22	380,000	390,473
4.25%, due 4/1/50	325,000	385,243
Eli Lilly and Co.
3.95%, due 3/15/49	300,000	363,640
GlaxoSmithKline Capital, Inc.
3.875%, due 5/15/28	305,000	349,766
	Principal Amount	Value

Pharmaceuticals (continued)
Johnson & Johnson
3.55%, due 3/1/36	$ 350,000	$ 407,355
4.95%, due 5/15/33	300,000	394,835
Merck & Co., Inc.
3.70%, due 2/10/45	260,000	299,433
Mylan, Inc.
4.20%, due 11/29/23	75,000	80,439
5.20%, due 4/15/48	90,000	110,750
Novartis Capital Corp.
4.00%, due 11/20/45	310,000	378,331
Pfizer, Inc.
3.00%, due 6/15/23	180,000	189,163
3.20%, due 9/15/23	25,000	26,420
4.00%, due 12/15/36	1,165,000	1,409,117
4.10%, due 9/15/38	95,000	115,731
		11,776,891
Pipelines 1.8%
Enbridge, Inc.
4.50%, due 6/10/44	260,000	306,765
Energy Transfer Operating LP
4.05%, due 3/15/25	2,655,000	2,878,755
Enterprise Products Operating LLC
3.70%, due 2/15/26	475,000	525,457
4.80%, due 2/1/49	400,000	492,278
Kinder Morgan Energy Partners LP
5.80%, due 3/15/35	305,000	391,776
Kinder Morgan, Inc.
4.30%, due 6/1/25	565,000	629,069
MPLX LP
4.125%, due 3/1/27	855,000	955,374
ONEOK, Inc.
3.10%, due 3/15/30	650,000	679,577
Phillips 66 Partners LP
4.68%, due 2/15/45	487,000	556,424
TransCanada PipeLines Ltd.
4.875%, due 1/15/26	310,000	356,012
4.875%, due 5/15/48	575,000	726,735
		8,498,222
Real Estate Investment Trusts 0.3%
American Tower Corp.
5.00%, due 2/15/24	170,000	188,538
AvalonBay Communities, Inc.
2.90%, due 10/15/26	205,000	219,887
Crown Castle International Corp.
1.05%, due 7/15/26	150,000	146,497
ERP Operating LP
3.25%, due 8/1/27	260,000	282,363
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Realty Income Corp.
4.65%, due 3/15/47	$ 150,000	$ 193,140
Simon Property Group LP
4.25%, due 11/30/46	443,000	510,388
		1,540,813
Retail 1.1%
Home Depot, Inc. (The)
2.375%, due 3/15/51	850,000	786,179
Lowe's Cos., Inc.
4.05%, due 5/3/47	385,000	443,301
McDonald's Corp.
3.375%, due 5/26/25	1,485,000	1,612,709
Starbucks Corp.
2.55%, due 11/15/30	875,000	906,632
Target Corp.
2.35%, due 2/15/30	175,000	182,785
3.50%, due 7/1/24	300,000	325,397
Walmart, Inc.
2.85%, due 7/8/24	250,000	266,798
3.30%, due 4/22/24	90,000	96,522
4.30%, due 4/22/44	625,000	794,859
		5,415,182
Semiconductors 0.7%
Applied Materials, Inc.
5.10%, due 10/1/35	260,000	342,259
Broadcom, Inc.
4.15%, due 11/15/30	650,000	728,920
Intel Corp.
3.70%, due 7/29/25	1,460,000	1,613,890
QUALCOMM, Inc.
4.65%, due 5/20/35	260,000	330,588
Texas Instruments, Inc.
2.625%, due 5/15/24	350,000	368,996
		3,384,653
Software 0.9%
Fiserv, Inc.
4.20%, due 10/1/28	625,000	718,460
Microsoft Corp.
2.40%, due 2/6/22	10,000	10,118
2.921%, due 3/17/52	455,000	482,913
3.30%, due 2/6/27	390,000	433,886
Oracle Corp.
2.95%, due 5/15/25	1,955,000	2,089,558
	Principal Amount	Value

Software (continued)
Oracle Corp. (continued)
4.00%, due 7/15/46	$ 205,000	$ 222,297
5.375%, due 7/15/40	350,000	453,781
		4,411,013
Telecommunications 1.8%
AT&T, Inc.
2.55%, due 12/1/33 (c)	1,551,000	1,536,485
3.55%, due 9/15/55 (c)	1,131,000	1,134,792
3.60%, due 7/15/25	310,000	339,920
Cisco Systems, Inc.
2.95%, due 2/28/26	485,000	526,828
Deutsche Telekom International Finance BV
8.75%, due 6/15/30 (b)	260,000	389,594
Telefonica Emisiones SA
7.045%, due 6/20/36	350,000	503,918
T-Mobile US, Inc.
3.875%, due 4/15/30	650,000	726,583
Verizon Communications, Inc.
4.016%, due 12/3/29	565,000	647,839
5.50%, due 3/16/47	975,000	1,363,961
Vodafone Group plc
4.375%, due 5/30/28	1,330,000	1,547,149
		8,717,069
Transportation 1.0%
Burlington Northern Santa Fe LLC
3.25%, due 6/15/27	956,000	1,054,193
Canadian National Railway Co.
6.25%, due 8/1/34	260,000	367,093
CSX Corp.
3.35%, due 9/15/49	575,000	609,713
Norfolk Southern Corp.
3.942%, due 11/1/47	341,000	392,280
Union Pacific Corp.
2.75%, due 3/1/26	1,680,000	1,792,456
United Parcel Service, Inc.
3.40%, due 11/15/46	480,000	537,655
		4,753,390
Total Corporate Bonds (Cost $135,149,504)		139,866,280
Foreign Government Bonds 2.9%
Canada 0.4%
Province of Ontario Canada
2.50%, due 4/27/26	1,120,000	1,196,702

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
Foreign Government Bonds (continued)
Canada (continued)
Province of Quebec Canada
2.50%, due 4/20/26	$ 775,000	$ 829,986
		2,026,688
Japan 0.1%
Japan Bank for International Cooperation
2.875%, due 6/1/27	576,000	628,004
Luxembourg 0.4%
European Investment Bank
2.25%, due 8/15/22	1,375,000	1,407,010
2.375%, due 5/24/27	520,000	557,626
		1,964,636
Mexico 0.9%
Mexico Government Bond
4.125%, due 1/21/26	3,830,000	4,321,695
Norway 0.1%
Equinor ASA
5.10%, due 8/17/40	385,000	512,294
Panama 0.2%
Panama Government Bond
3.75%, due 3/16/25	750,000	814,418
Peru 0.3%
Peruvian Government Bond
7.35%, due 7/21/25	1,045,000	1,281,755
Philippines 0.4%
Asian Development Bank
2.75%, due 3/17/23	900,000	938,307
Philippine Government Bond
5.00%, due 1/13/37	600,000	753,981
		1,692,288
Republic of Korea 0.1%
Korea Development Bank (The)
3.25%, due 2/19/24	650,000	695,117
Total Foreign Government Bonds (Cost $13,387,623)		13,936,895
	Principal Amount	Value
Mortgage-Backed Securities 12.3%
Agency (Collateralized Mortgage Obligations) 10.8%
Freddie Mac Multifamily Structured Pass Through Certificates
REMIC, Series K094, Class A2
2.903%, due 6/25/29	$ 4,000,000	$ 4,412,045
GNMA II, Single Family, 30 Year (d)
2.00%, due 7/15/51 TBA	4,250,000	4,328,359
2.50%, due 7/15/51 TBA	5,300,000	5,484,672
UMBS, Single Family, 15 Year (d)
1.50%, due 7/25/36 TBA	3,500,000	3,542,178
2.00%, due 7/25/36 TBA	2,950,000	3,042,706
UMBS, Single Family, 30 Year (d)
2.00%, due 7/25/51 TBA	20,050,000	20,244,234
2.50%, due 7/25/51 TBA	10,350,000	10,704,973
		51,759,167
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.5%
BANK
Series 2018-BN14, Class A3
3.966%, due 9/15/60	800,000	900,795
Benchmark Mortgage Trust
Series 2018-B1, Class A2
3.571%, due 1/15/51	100,000	103,228
Series 2018-B1, Class A5
3.666%, due 1/15/51 (e)	800,000	891,676
Series 2018-B6, Class A3
3.995%, due 10/10/51	900,000	1,021,020
CFCRE Commercial Mortgage Trust
Series 2016-C6, Class A3
3.217%, due 11/10/49 (e)	300,000	322,798
Series 2017-C8, Class A3
3.305%, due 6/15/50	200,000	216,758
Citigroup Commercial Mortgage Trust
Series 2017-P8, Class A4
3.465%, due 9/15/50	300,000	331,338
Series 2015-GC35, Class A4
3.818%, due 11/10/48	300,000	330,878
CSAIL Commercial Mortgage Trust
Series 2017-CX9, Class A5
3.446%, due 9/15/50	300,000	327,362
GS Mortgage Securities Trust
Series 2016-GS3, Class A4
2.85%, due 10/10/49	300,000	319,922
Series 2014-GC22, Class A5
3.862%, due 6/10/47	300,000	323,395
Series 2018-GS9, Class A4
3.992%, due 3/10/51 (e)	800,000	911,028
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C7, Class A4
2.918%, due 2/15/46	$ 300,000	$ 308,675
Morgan Stanley Capital I Trust
Series 2018-H3, Class A4
3.914%, due 7/15/51	500,000	559,992
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1, Class A4
3.789%, due 9/15/48	298,975	323,141
WFRBS Commercial Mortgage Trust
Series 2012-C8, Class A3
3.001%, due 8/15/45	200,000	203,701
		7,395,707
Total Mortgage-Backed Securities (Cost $58,533,844)		59,154,874
U.S. Government & Federal Agencies 53.7%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 6.4%
FFCB
0.68%, due 1/13/27	1,125,000	1,099,651
1.98%, due 6/2/31	825,000	823,428
FHLB
3.25%, due 11/16/28	2,200,000	2,498,672
FHLMC
0.375%, due 7/21/25	1,800,000	1,774,657
2.375%, due 1/13/22	500,000	506,120
FHLMC Gold Pools, 15 Year
2.50%, due 10/1/31	52,498	55,426
2.50%, due 2/1/32	227,283	238,088
2.50%, due 2/1/33	230,161	240,937
2.50%, due 4/1/33	301,277	314,772
2.50%, due 6/1/33	43,737	45,689
2.50%, due 7/1/33	103,410	108,196
3.00%, due 9/1/27	123,628	130,736
3.00%, due 4/1/32	142,756	150,944
3.00%, due 6/1/32	37,085	39,181
3.00%, due 9/1/32	18,283	19,331
3.00%, due 10/1/32	81,436	86,042
3.00%, due 5/1/33	108,053	113,929
3.00%, due 9/1/33	91,160	95,987
3.50%, due 12/1/25	25,774	27,546
3.50%, due 5/1/33	92,500	99,153
3.50%, due 9/1/33	26,874	28,765
	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
FHLMC Gold Pools, 20 Year
3.00%, due 9/1/36	$ 110,850	$ 118,172
3.00%, due 11/1/37	66,767	69,818
3.00%, due 12/1/37	114,641	119,538
3.50%, due 2/1/37	109,752	117,680
3.50%, due 1/1/38	115,780	122,443
4.50%, due 5/1/38	69,735	75,672
5.50%, due 1/1/29	36,797	40,951
FHLMC Gold Pools, 30 Year
3.00%, due 9/1/46	532,950	561,234
3.00%, due 12/1/46	37,457	39,366
3.00%, due 2/1/47	44,227	46,856
3.00%, due 3/1/47	194,908	204,884
3.00%, due 4/1/47	58,221	61,101
3.00%, due 1/1/48	382,408	399,522
3.00%, due 2/1/48	232,930	243,538
3.00%, due 3/1/48	207,974	217,147
3.00%, due 4/1/48	494,880	525,632
3.00%, due 6/1/48	350,341	366,036
3.50%, due 6/1/43	146,816	159,176
3.50%, due 9/1/44	122,027	132,302
3.50%, due 8/1/45	202,663	216,839
3.50%, due 8/1/46	287,264	307,905
3.50%, due 8/1/47	27,326	28,920
3.50%, due 9/1/47	65,839	69,458
3.50%, due 11/1/47	141,042	149,345
3.50%, due 12/1/47	301,260	318,627
3.50%, due 1/1/48	30,175	31,917
3.50%, due 3/1/48	397,301	420,481
3.50%, due 5/1/48	131,974	139,533
3.50%, due 6/1/48	205,104	216,363
3.50%, due 8/1/48	226,369	238,412
3.50%, due 9/1/48	183,639	193,760
3.50%, due 11/1/48	64,359	67,789
3.50%, due 12/1/48	171,945	181,499
4.00%, due 4/1/46	249,070	269,629
4.00%, due 5/1/46	80,008	86,437
4.00%, due 4/1/47	59,798	64,255
4.00%, due 6/1/47	151,258	162,369
4.00%, due 8/1/47	310,148	333,242
4.00%, due 10/1/47	71,404	76,560
4.00%, due 12/1/47	191,171	204,687
4.00%, due 1/1/48	61,302	65,764
4.00%, due 5/1/48	85,733	91,754
4.00%, due 9/1/48	323,349	344,166
4.00%, due 12/1/48	178,178	189,734
4.50%, due 9/1/46	16,221	17,678

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
FHLMC Gold Pools, 30 Year (continued)
4.50%, due 9/1/46	$ 40,992	$ 44,933
4.50%, due 10/1/46	127,430	138,921
4.50%, due 2/1/47	27,935	30,431
4.50%, due 11/1/47	33,891	36,763
4.50%, due 2/1/48	64,375	69,702
4.50%, due 4/1/48	80,469	86,990
4.50%, due 6/1/48	47,167	50,921
4.50%, due 7/1/48	174,411	188,004
4.50%, due 8/1/48	172,749	186,125
5.00%, due 9/1/38	48,960	56,059
5.00%, due 11/1/41	77,456	88,260
5.00%, due 3/1/47	136,506	151,553
5.00%, due 9/1/48	285,033	314,328
5.00%, due 1/1/49	96,092	105,635
5.50%, due 7/1/38	76,370	88,842
FNMA
0.65%, due 12/10/25	2,000,000	1,982,624
1.375%, due 9/6/22	725,000	735,680
1.875%, due 4/5/22	300,000	304,100
1.875%, due 9/24/26	1,650,000	1,729,883
UMBS, 15 Year
2.50%, due 9/1/34	583,120	609,026
2.50%, due 10/1/34	590,252	616,522
2.50%, due 3/1/35	1,173,939	1,226,264
UMBS, 30 Year
2.50%, due 5/1/50	2,663,771	2,774,544
3.50%, due 12/1/47	2,344,176	2,478,622
4.50%, due 1/1/49	231,168	248,375
		30,948,548
Federal National Mortgage Association (Mortgage Pass-Through Securities) 7.6%
UMBS, 10 Year
3.00%, due 4/1/25	35,891	37,685
3.50%, due 7/1/21	48	48
3.50%, due 3/1/22	7,574	8,080
UMBS, 15 Year
2.50%, due 10/1/27	137,576	144,080
2.50%, due 4/1/30	118,810	124,362
2.50%, due 10/1/31	190,637	199,546
2.50%, due 2/1/32	181,396	190,066
2.50%, due 2/1/32	190,280	199,360
2.50%, due 8/1/32	407,216	429,727
2.50%, due 3/1/33	234,952	248,500
2.50%, due 6/1/33	175,020	183,123
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 15 Year (continued)
3.00%, due 11/1/31	$ 130,868	$ 138,355
3.00%, due 1/1/32	148,849	157,211
3.00%, due 6/1/32	101,657	107,427
3.00%, due 1/1/33	144,438	152,420
3.00%, due 2/1/33	185,059	197,401
3.00%, due 4/1/33	199,013	209,886
3.00%, due 5/1/33	257,936	272,631
3.00%, due 9/1/33	30,536	32,142
3.00%, due 9/1/34	854,430	899,939
3.50%, due 5/1/26	28,806	30,776
3.50%, due 11/1/31	35,275	37,688
3.50%, due 5/1/33	84,268	90,273
3.50%, due 6/1/33	113,672	121,759
3.50%, due 7/1/33	54,786	58,672
3.50%, due 9/1/33	55,608	59,470
4.00%, due 5/1/24	41,740	44,326
4.00%, due 11/1/29	111,879	118,908
UMBS, 20 Year
3.00%, due 2/1/37	159,721	169,915
3.00%, due 1/1/38	345,591	361,358
4.00%, due 2/1/37	32,553	35,416
4.00%, due 8/1/38	218,578	233,901
5.00%, due 8/1/31	99,606	109,435
5.50%, due 8/1/27	48,009	53,537
UMBS, 30 Year
2.00%, due 8/1/50	1,998,403	2,019,071
2.00%, due 9/1/50	2,682,300	2,710,063
2.50%, due 4/1/46	36,149	37,524
2.50%, due 10/1/46	139,565	145,012
3.00%, due 9/1/42	696,681	737,407
3.00%, due 3/1/43	1,960,667	2,076,512
3.00%, due 12/1/43	723,606	768,345
3.00%, due 10/1/44	506,356	538,073
3.00%, due 10/1/46	97,157	102,220
3.00%, due 12/1/46	875,954	925,290
3.00%, due 2/1/47	139,554	146,808
3.00%, due 8/1/47	681,451	724,908
3.00%, due 10/1/47	580,496	618,129
3.00%, due 11/1/47	95,538	100,055
3.00%, due 6/1/48	81,763	85,501
3.00%, due 9/1/49	979,551	1,021,139
3.00%, due 10/1/50	3,339,405	3,540,271
3.50%, due 5/1/45	596,811	650,578
3.50%, due 9/1/45	54,657	58,290
3.50%, due 12/1/45	139,781	149,056
3.50%, due 12/1/45	295,410	319,073
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
3.50%, due 1/1/46	$ 211,155	$ 230,209
3.50%, due 1/1/46	179,352	193,015
3.50%, due 4/1/46	74,429	79,754
3.50%, due 9/1/46	373,495	405,428
3.50%, due 10/1/46	165,985	176,349
3.50%, due 10/1/46	71,099	75,269
3.50%, due 1/1/47	142,149	151,476
3.50%, due 7/1/47	30,669	32,465
3.50%, due 7/1/47	163,528	176,112
3.50%, due 10/1/47	112,810	119,345
3.50%, due 11/1/47	347,823	367,917
3.50%, due 11/1/47	160,290	169,830
3.50%, due 11/1/47	428,563	453,352
3.50%, due 12/1/47	30,324	32,074
3.50%, due 8/1/48	209,066	220,235
3.50%, due 9/1/48	261,255	275,594
3.50%, due 2/1/49	506,642	533,021
3.50%, due 6/1/49	1,030,030	1,084,155
4.00%, due 8/1/44	178,273	195,013
4.00%, due 2/1/45	162,497	176,696
4.00%, due 9/1/45	30,499	33,079
4.00%, due 5/1/46	122,931	132,639
4.00%, due 9/1/46	54,620	59,170
4.00%, due 9/1/46	64,302	69,178
4.00%, due 2/1/47	24,741	26,736
4.00%, due 4/1/47	12,586	13,525
4.00%, due 5/1/47	93,236	100,271
4.00%, due 5/1/47	73,469	78,864
4.00%, due 6/1/47	279,466	299,156
4.00%, due 10/1/47	30,633	32,863
4.00%, due 11/1/47	30,871	33,093
4.00%, due 12/1/47	84,875	90,637
4.00%, due 1/1/48	171,004	182,904
4.00%, due 1/1/48	32,736	35,171
4.00%, due 1/1/48	194,329	207,422
4.00%, due 2/1/48	93,138	99,501
4.00%, due 6/1/48	341,005	363,659
4.00%, due 7/1/48	228,298	243,317
4.00%, due 7/1/48	95,690	101,938
4.00%, due 7/1/48	365,383	389,289
4.00%, due 8/1/48	60,950	65,022
4.00%, due 9/1/48	234,659	249,923
4.00%, due 9/1/48	58,778	62,616
4.00%, due 10/1/48	42,077	44,818
4.00%, due 11/1/48	110,788	118,008
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
4.00%, due 1/1/49	$ 83,449	$ 88,894
4.00%, due 9/1/49	1,552,170	1,652,759
4.50%, due 7/1/46	32,926	35,878
4.50%, due 12/1/46	38,257	41,686
4.50%, due 4/1/47	370,892	405,388
4.50%, due 5/1/47	14,944	16,296
4.50%, due 7/1/47	204,819	220,763
4.50%, due 7/1/47	55,669	60,470
4.50%, due 8/1/47	7,118	7,708
4.50%, due 2/1/48	212,513	229,373
4.50%, due 4/1/48	48,800	52,741
4.50%, due 4/1/48	18,109	19,575
4.50%, due 4/1/48	55,294	59,732
4.50%, due 5/1/48	134,206	144,821
4.50%, due 6/1/48	78,603	84,602
4.50%, due 8/1/48	147,953	159,152
4.50%, due 10/1/48	52,795	56,889
4.50%, due 9/1/49	748,602	806,525
5.00%, due 6/1/39	117,144	133,908
5.00%, due 6/1/40	26,169	29,980
5.00%, due 7/1/47	78,433	86,686
5.00%, due 1/1/48	157,907	174,363
5.00%, due 4/1/48	28,078	30,886
5.00%, due 5/1/48	87,177	95,469
5.00%, due 9/1/48	86,113	94,962
5.50%, due 6/1/36	61,224	69,790
5.50%, due 5/1/44	78,184	90,445
5.50%, due 9/1/48	217,275	242,259
		36,402,856
Government National Mortgage Association (Mortgage Pass-Through Securities) 3.7%
GNMA I, 30 Year
3.00%, due 6/15/45	23,461	24,563
3.00%, due 10/15/45	9,302	9,680
3.00%, due 5/15/48	121,456	126,572
3.50%, due 3/15/45	12,533	13,364
3.50%, due 4/15/45	29,660	31,575
3.50%, due 5/15/48	46,049	48,391
4.00%, due 8/15/46	57,869	63,671
4.00%, due 11/15/47	57,507	61,762
4.00%, due 7/15/49	136,184	146,403
4.50%, due 8/15/46	51,368	57,160
4.50%, due 2/15/47	10,815	12,171
4.50%, due 4/15/47	42,761	47,389
4.50%, due 8/15/47	243,420	274,854

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
GNMA I, 30 Year (continued)
4.50%, due 8/15/47	$ 227,550	$ 252,181
5.00%, due 4/15/47	34,961	39,732
5.00%, due 12/15/47	37,553	42,338
GNMA II, 30 Year
2.50%, due 4/20/47	53,163	55,471
3.00%, due 11/20/45	426,808	451,927
3.00%, due 8/20/46	152,133	160,450
3.00%, due 9/20/46	82,494	87,009
3.00%, due 10/20/46	513,432	539,573
3.00%, due 1/20/47	581,514	613,064
3.00%, due 5/20/47	100,045	106,133
3.00%, due 12/20/47	310,787	327,922
3.00%, due 2/20/48	350,421	366,351
3.00%, due 3/20/48	418,137	437,149
3.00%, due 2/20/50	3,136,680	3,278,735
3.50%, due 11/20/42	178,967	190,243
3.50%, due 9/20/44	238,420	254,772
3.50%, due 7/20/45	610,110	652,657
3.50%, due 11/20/45	275,864	294,514
3.50%, due 7/20/46	30,448	32,404
3.50%, due 10/20/46	32,202	34,343
3.50%, due 11/20/46	393,431	418,116
3.50%, due 1/20/47	440,045	468,936
3.50%, due 5/20/47	324,915	344,768
3.50%, due 9/20/47	340,673	360,491
3.50%, due 10/20/47	610,464	649,264
3.50%, due 12/20/47	304,850	322,402
3.50%, due 7/20/48	166,399	175,783
3.50%, due 9/20/48	175,536	185,270
3.50%, due 10/20/48	177,099	186,853
3.50%, due 4/20/49	960,731	1,009,289
3.50%, due 7/20/49	1,115,888	1,172,128
4.00%, due 12/20/46	26,612	28,713
4.00%, due 1/20/47	210,921	227,081
4.00%, due 2/20/47	51,547	55,318
4.00%, due 3/20/47	38,422	41,218
4.00%, due 4/20/47	85,042	90,959
4.00%, due 5/20/47	69,714	74,616
4.00%, due 7/20/47	28,762	30,689
4.00%, due 11/20/47	349,877	373,706
4.00%, due 12/20/47	76,999	82,191
4.00%, due 4/20/48	281,674	299,749
4.00%, due 5/20/48	123,570	131,392
4.00%, due 6/20/48	51,310	54,614
4.00%, due 8/20/48	345,104	367,008
	Principal Amount	Value

Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
GNMA II, 30 Year (continued)
4.00%, due 9/20/48	$ 181,606	$ 193,529
4.00%, due 3/20/49	48,409	51,296
4.50%, due 8/20/46	85,401	94,245
4.50%, due 4/20/47	79,433	86,041
4.50%, due 11/20/47	75,041	81,118
4.50%, due 1/20/48	179,280	193,700
4.50%, due 3/20/48	75,355	81,009
4.50%, due 5/20/48	65,887	70,238
4.50%, due 6/20/48	111,562	119,869
4.50%, due 8/20/48	210,139	226,103
5.00%, due 8/20/45	100,122	112,568
5.00%, due 11/20/46	61,801	69,982
5.00%, due 11/20/47	70,310	76,957
5.00%, due 3/20/48	46,377	50,655
5.00%, due 6/20/48	101,706	109,731
		17,902,118
United States Treasury Bonds 4.7%
U.S. Treasury Bonds
1.25%, due 5/15/50	175,000	142,892
1.375%, due 8/15/50	500,000	421,504
1.625%, due 11/15/50	3,500,000	3,143,437
2.25%, due 8/15/49	475,000	492,070
2.375%, due 11/15/49	785,000	835,902
2.75%, due 8/15/47	235,000	267,313
2.75%, due 11/15/47	300,000	341,508
2.875%, due 11/15/46	140,000	162,488
2.875%, due 5/15/49	1,600,000	1,873,562
3.00%, due 2/15/47	815,000	968,195
3.00%, due 5/15/47	575,000	683,733
3.00%, due 2/15/48	1,950,000	2,324,461
3.00%, due 8/15/48	1,290,000	1,540,240
3.00%, due 2/15/49	845,000	1,011,656
3.125%, due 5/15/48	2,900,000	3,536,754
3.375%, due 11/15/48	550,000	702,238
3.625%, due 2/15/44	150,000	193,881
4.50%, due 2/15/36	1,900,000	2,608,344
4.625%, due 2/15/40	750,000	1,076,602
		22,326,780
United States Treasury Notes 31.3%
U.S. Treasury Notes
0.125%, due 12/31/22	9,500,000	9,491,836
0.125%, due 1/31/23	1,000,000	999,023
0.125%, due 2/28/23	1,000,000	998,750
0.125%, due 4/30/23	2,000,000	1,996,250
0.125%, due 5/15/23	9,500,000	9,482,187
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
U.S. Treasury Notes (continued)
0.125%, due 5/31/23	$ 1,500,000	$ 1,496,777
0.125%, due 6/30/23	1,500,000	1,496,426
0.125%, due 7/15/23	6,300,000	6,283,512
0.125%, due 8/15/23	14,000,000	13,956,797
0.125%, due 9/15/23	2,250,000	2,241,738
0.125%, due 10/15/23	3,000,000	2,987,109
0.125%, due 12/15/23	1,500,000	1,492,090
0.125%, due 1/15/24	700,000	695,762
0.125%, due 2/15/24	400,000	397,422
0.25%, due 4/15/23	850,000	850,465
0.25%, due 6/15/23	5,450,000	5,450,426
0.25%, due 11/15/23	3,000,000	2,994,961
0.25%, due 3/15/24	1,400,000	1,394,422
0.25%, due 5/15/24	1,300,000	1,292,891
0.25%, due 6/15/24	700,000	695,734
0.25%, due 5/31/25	1,850,000	1,818,926
0.25%, due 6/30/25	700,000	687,586
0.25%, due 8/31/25	950,000	930,926
0.375%, due 4/15/24	1,000,000	998,828
0.375%, due 4/30/25	2,025,000	2,003,247
0.375%, due 12/31/25	200,000	196,211
0.375%, due 7/31/27	975,000	934,477
0.50%, due 4/30/27	500,000	484,941
0.50%, due 5/31/27	1,050,000	1,016,531
0.50%, due 6/30/27	1,150,000	1,112,266
0.50%, due 8/31/27	2,500,000	2,410,742
0.625%, due 12/31/27	450,000	435,041
0.625%, due 5/15/30	175,000	163,577
0.625%, due 8/15/30	250,000	232,910
0.75%, due 5/31/26	1,500,000	1,491,445
0.875%, due 6/30/26	1,500,000	1,499,297
0.875%, due 11/15/30	200,000	190,188
1.125%, due 2/29/28	400,000	398,813
1.125%, due 2/15/31	250,000	242,695
1.25%, due 3/31/28	200,000	200,789
1.25%, due 4/30/28	475,000	476,484
1.25%, due 5/31/28	3,900,000	3,909,750
1.25%, due 6/30/28	3,450,000	3,455,391
1.50%, due 10/31/24	3,100,000	3,198,812
1.50%, due 1/31/27	2,400,000	2,467,219
1.625%, due 8/15/29	1,050,000	1,073,912
1.625%, due 5/15/31	3,950,000	4,010,484
1.75%, due 6/30/24	2,875,000	2,985,732
1.75%, due 7/31/24	6,650,000	6,910,545
1.875%, due 8/31/24	650,000	678,082
2.00%, due 4/30/24	4,035,000	4,214,053
	Principal Amount	Value

United States Treasury Notes (continued)
U.S. Treasury Notes (continued)
2.00%, due 5/31/24	$ 1,400,000	$ 1,463,055
2.125%, due 7/31/24	150,000	157,547
2.375%, due 5/15/29	825,000	890,259
2.50%, due 3/31/23	100,000	103,988
2.625%, due 6/30/23	1,900,000	1,989,656
2.625%, due 12/31/23	150,000	158,490
2.75%, due 4/30/23	5,425,000	5,673,999
2.75%, due 5/31/23	1,700,000	1,781,547
2.75%, due 7/31/23	4,675,000	4,916,420
2.75%, due 8/31/23	8,300,000	8,741,910
2.75%, due 6/30/25	275,000	297,419
2.875%, due 9/30/23	2,875,000	3,041,099
2.875%, due 10/31/23	2,300,000	2,436,563
2.875%, due 11/30/23	600,000	636,703
2.875%, due 5/31/25	300,000	325,688
		150,138,821
Total U.S. Government & Federal Agencies (Cost $250,858,588)		257,719,123
Total Long-Term Bonds (Cost $458,271,379)		471,021,349

	Shares
Short-Term Investment 6.0%
Unaffiliated Investment Company 6.0%
J.P. Morgan U.S. Government Money Market Fund, 0.026% (f)	28,829,465	28,829,465
Total Short-Term Investment (Cost $28,829,465)		28,829,465
Total Investments (Cost $487,100,844)	104.2%	499,850,814
Other Assets, Less Liabilities	(4.2)	(20,200,461)
Net Assets	100.0%	$ 479,650,353

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2021.
(b)	Step coupon—Rate shown was the rate in effect as of June 30, 2021.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Indexed Bond Portfolio

(d)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2021, the total net market value was $47,347,122, which represented 9.9% of the Portfolio’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.
(e)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2021.
(f)	Current yield as of June 30, 2021.
Futures Contracts
As of June 30, 2021, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 5 Year Notes	30	September 2021	$ 3,718,566	$ 3,702,891	$ (15,675)
U.S. Treasury 10 Year Notes	34	September 2021	4,479,294	4,505,000	25,706
U.S. Treasury 10 Year Ultra Bonds	54	September 2021	7,810,690	7,948,969	138,279
U.S. Treasury Long Bonds	131	September 2021	20,455,738	21,058,250	602,512
U.S. Treasury Ultra Bonds	27	September 2021	4,978,743	5,202,562	223,819
Total Long Contracts					974,641
Short Contracts
U.S. Treasury 2 Year Notes	(161)	September 2021	(35,526,286)	(35,471,570)	54,716
Net Unrealized Appreciation					$ 1,029,357

1.	As of June 30, 2021, cash in the amount of $809,513 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2021.

Abbreviation(s):
FFCB—Federal Farm Credit Bank
FHLB—Federal Home Loan Bank
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
REMIC—Real Estate Mortgage Investment Conduit
TBA—To Be Announced
UMBS—Uniform Mortgage Backed Securities
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 344,177	$ —	$ 344,177
Corporate Bonds	—	139,866,280	—	139,866,280
Foreign Government Bonds	—	13,936,895	—	13,936,895
Mortgage-Backed Securities	—	59,154,874	—	59,154,874
U.S. Government & Federal Agencies	—	257,719,123	—	257,719,123
Total Long-Term Bonds	—	471,021,349	—	471,021,349
Short-Term Investment
Unaffiliated Investment Company	28,829,465	—	—	28,829,465
Total Investments in Securities	28,829,465	471,021,349	—	499,850,814
Other Financial Instruments
Futures Contracts (b)	1,045,032	—	—	1,045,032
Total Investments in Securities and Other Financial Instruments	$ 29,874,497	$ 471,021,349	$ —	$ 500,895,846
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (15,675)	$ —	$ —	$ (15,675)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Indexed Bond Portfolio

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in securities, at value (identified cost $487,100,844)	$499,850,814
Cash	17,580,064
Cash collateral on deposit at broker for futures contracts	809,513
Receivables:
Investment securities sold	15,003,952
Interest	2,083,671
Variation margin on futures contracts	160,316
Other assets	10,740
Total assets	535,499,070
Liabilities
Cash collateral due to broker for TBA	580,064
Payables:
Investment securities purchased	55,017,002
Manager (See Note 3)	108,372
Shareholder communication	55,112
Professional fees	54,667
Custodian	32,042
Trustees	1,458
Total liabilities	55,848,717
Net assets	$479,650,353
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 43,428
Additional paid-in-capital	432,632,675
432,676,103
Total distributable earnings (loss)	46,974,250
Net assets	$479,650,353
Initial Class
Net assets applicable to outstanding shares	$479,650,353
Shares of beneficial interest outstanding	43,427,636
Net asset value per share outstanding	$ 11.04

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 5,101,690
Dividends	42,533
Total income	5,144,223
Expenses
Manager (See Note 3)	758,640
Professional fees	56,135
Shareholder communication	33,623
Custodian	27,570
Trustees	8,167
Miscellaneous	11,589
Total expenses	895,724
Net investment income (loss)	4,248,499
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	5,847,953
Futures transactions	(4,917,781)
Net realized gain (loss)	930,172
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(20,120,718)
Futures contracts	1,324,070
Net change in unrealized appreciation (depreciation)	(18,796,648)
Net realized and unrealized gain (loss)	(17,866,476)
Net increase (decrease) in net assets resulting from operations	$(13,617,977)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Indexed Bond Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 4,248,499	$ 11,825,564
Net realized gain (loss)	930,172	17,704,592
Net change in unrealized appreciation (depreciation)	(18,796,648)	15,176,885
Net increase (decrease) in net assets resulting from operations	(13,617,977)	44,707,041
Distributions to shareholders:
Initial Class	—	(10,704,315)
Service Class (a)	—	(2,561,185)
Total distributions to shareholders	—	(13,265,500)
Capital share transactions:
Net proceeds from sales of shares	8,297,914	583,487,098
Net asset value of shares issued to shareholder in reinvestment of distributions	—	13,265,500
Cost of shares redeemed	(272,661,483)	(409,275,329)
Increase (decrease) in net assets derived from capital share transactions	(264,363,569)	187,477,269
Net increase (decrease) in net assets	(277,981,546)	218,918,810
Net Assets
Beginning of period	757,631,899	538,713,089
End of period	$ 479,650,353	$ 757,631,899

(a)	Service Class liquidated on November 22, 2020
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,			May 1, 2017^ through December 31, 2017
Initial Class		2020	2019	2018
Net asset value at beginning of period	$ 11.25	$ 10.62	$ 9.80	$ 10.04	$ 10.00
Net investment income (loss) (a)	0.08	0.18	0.27	0.26	0.13
Net realized and unrealized gain (loss) on investments	(0.29)	0.60	0.55	(0.33)	0.01
Total from investment operations	(0.21)	0.78	0.82	(0.07)	0.14
Less distributions:
From net investment income	—	(0.13)	—	(0.17)	(0.10)
From net realized gain on investments	—	(0.02)	—	—	(0.00)‡
Total distributions	—	(0.15)	—	(0.17)	(0.10)
Net asset value at end of period	$ 11.04	$ 11.25	$ 10.62	$ 9.80	$ 10.04
Total investment return (b)	(1.87)%(c)	7.40%	8.37%(c)	(0.67)%	1.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.40%††	1.59%	2.66%	2.67%	1.92%††
Net expenses (d)	0.30%††	0.29%	0.30%	0.31%	0.37%††
Portfolio turnover rate (e)	115%	191%	65%	143%	104%(f)
Net assets at end of period (in 000’s)	$ 479,650	$ 757,632	$ 422,163	$ 362,545	$ 140,759

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The portfolio turnover rate not including mortgage dollar rolls were 26%, 138%, 57%, 104% and 59% for the six months ended June 30, 2021 and for the years ended December 31, 2020, 2019, 2018 and for the period ended December 31, 2017, respectively.
(f)	Portfolio turnover rate is not annualized.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP Indexed Bond Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Indexed Bond Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 2017
Service Class	N/A*
* Service Class shares were previously available for sale, As of November 22, 2020, Service Class shares were no longer available for sale.
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act.
The Portfolio's investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio's primary benchmark index.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

27

Notes to Financial Statements (Unaudited) (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The
Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar

28	MainStay VP Indexed Bond Portfolio

assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from
29

Notes to Financial Statements (Unaudited) (continued)
non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2021 are shown in the Portfolio of Investments.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2021, the Portfolio did not have any portfolio securities on loan.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).

30	MainStay VP Indexed Bond Portfolio

(J) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(K) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.
(L) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial
Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors.
(M) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
31

Notes to Financial Statements (Unaudited) (continued)
(N) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities as well as help manage the duration and yield curve of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of June 30, 2021:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$1,045,032	$1,045,032
Total Fair Value	$1,045,032	$1,045,032

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(15,675)	$(15,675)
Total Fair Value	$(15,675)	$(15,675)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2021:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$(4,917,781)	$(4,917,781)
Total Net Realized Gain (Loss)	$(4,917,781)	$(4,917,781)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$1,324,070	$1,324,070
Total Net Change in Unrealized Appreciation (Depreciation)	$1,324,070	$1,324,070

Average Notional Amount	Total
Futures Contracts Long	$ 59,696,461
Futures Contracts Short	$(41,938,525)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.25% up to $1 billion; and 0.20% in excess of $1 billion. During the six-month period ended June 30, 2021, the effective management fee rate was 0.25% (exclusive of any applicable waivers/reimbursements).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.375% of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended June 30, 2021, New York Life Investments earned fees from the Portfolio in the amount of $758,640 and paid the Subadvisor fees in the amount of $379,299.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life

32	MainStay VP Indexed Bond Portfolio

Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company ("State Street").
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$487,426,238	$13,787,146	$(1,362,570)	$12,424,576
During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$13,265,500
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $7,616 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2021, purchases and sales of U.S. government securities were $315,673 and $448,713, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $367,771 and $483,961 respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:
33

Notes to Financial Statements (Unaudited) (continued)
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	761,489	$ 8,297,914
Shares redeemed	(24,695,160)	(272,661,483)
Net increase (decrease)	(23,933,671)	$(264,363,569)
Year ended December 31, 2020:
Shares sold	41,854,751	$ 468,357,354
Shares issued to shareholders in reinvestment of distributions	958,902	10,704,315
Shares redeemed	(15,217,602)	(167,763,236)
Net increase (decrease)	27,596,051	$ 311,298,433

Service Class	Shares	Amount
Year ended December 31, 2020:(a)
Shares sold	10,398,358	$ 115,129,744
Shares issued to shareholders in reinvestment of distributions	230,808	2,561,185
Shares redeemed	(21,661,578)	(241,512,093)
Net increase (decrease)	(11,032,412)	$(123,821,164)

(a)	Service Class liquidated on November 22, 2020
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
34	MainStay VP Indexed Bond Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
35

Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
nylinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2021 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781627	MSVPIN10-08/21
(NYLIAC) NI555

MainStay VP Janus Henderson Balanced Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the U.S. Federal Reserve. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[1]
Initial Class Shares	2/17/2012	8.67%	24.53%	13.78%	10.90%	0.58%
Service Class Shares	2/17/2012	8.53	24.21	13.50	10.62	0.83

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[1]	15.25%	40.79%	17.65%	15.37%
Bloomberg Barclays U.S. Aggregate Bond Index[2]	-1.60	-0.33	3.03	3.04
Janus Balanced Composite Index[3]	7.43	20.92	11.16	9.91
Morningstar Allocation—50% to 70% Equity Category Average[4]	9.54	26.62	10.00	8.29

1.	The S&P 500® Index is the Portfolio’s primary benchmark. "S&P 500®" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Portfolio has selected the Janus Balanced Composite Index as an additional benchmark. The Janus Balanced Composite Index consists of the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 55% / 45%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Janus Henderson Balanced Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,086.70	$2.95	$1,021.97	$2.86	0.57%
Service Class Shares	$1,000.00	$1,085.30	$4.24	$1,020.73	$4.11	0.82%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Janus Henderson Balanced Portfolio

Portfolio Composition as of June 30, 2021 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings or Issuers Held as of June 30, 2021 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 0.125%-1.625%, due 2/28/23–5/15/31
2.	Microsoft Corp.
3.	Alphabet, Inc., Class C
4.	Apple, Inc.
5.	Amazon.com, Inc.
6.	U.S. Treasury Bonds, 1.125%-2.75%, due 5/15/40–2/15/51
7.	Mastercard, Inc., Class A
8.	UnitedHealth Group, Inc.
9.	Adobe, Inc.
10.	Bank of America Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jeremiah Buckley, CFA, E. Marc Pinto, CFA,1 Greg Wilensky and Michael Keough of Janus Capital Management LLC (“Janus Capital”), the Portfolio’s Subadvisor.
How did MainStay VP Janus Henderson Balanced Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP Janus Henderson Balanced Portfolio returned 8.67% for Initial Class shares and 8.53% for Service Class shares. Over the same period, both share classes underperformed the 15.25% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and outperformed the −1.60% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2021, both share classes outperformed the 7.43% return of the Janus Balanced Composite Index, which is an additional benchmark of the Portfolio, and underperformed the 9.54% return of the Morningstar Allocation—50% to 70% Equity Category Average.2
What factors affected the Portfolio’s performance relative to its primary prospectus benchmark during the reporting period?
Performance relative to the S&P 500® Index suffered given the Portfolio’s allocation to bonds during a period in which equities generated robust returns. The equity portion of the Portfolio also underperformed the Index. The Portfolio’s zero weight in the benchmark-leading energy sector was among the largest detractors from relative results as oil prices continued to improve.
Relative to the Janus Balanced Composite Index, a blended benchmark of the S&P 500® Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%), the Portfolio’s outperformance was driven by the Portfolio’s ability to dynamically adjust its allocations with changing market conditions. Specifically, we increased the Portfolio’s allocation to equities to its mandated 65% limit early in the reporting period. On average, 65% of the Portfolio was invested in stocks throughout the reporting period (based on month-end data). This positioning reflected our belief that equities offered greater risk-adjusted opportunities than fixed-income securities as the U.S. economy reopened.
The fixed-income portion of the Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index largely due to allocation decisions, including an out-of-index allocation to high-yield corporate credit and underweight exposure to mortgage-backed securities (MBS). Security selection in asset-backed securities (ABS) also aided relative results.
During the reporting period, which sectors were the strongest positive contributors to relative performance in the equity portion of the Portfolio and which sectors were particularly weak?
Among sectors held in the equity portion of the Portfolio, the strongest positive contribution to performance relative to the S&P
500® Index came from information technology, where stock selection bolstered returns. (Contributions take weightings and total returns into account.) Stock selection also made industrials the second-strongest contributing sector held in the Portfolio, while health care was the third strongest. Relative performance also benefited significantly from the Portfolio’s complete lack of exposure to the lagging utilities sector throughout the reporting period.
Conversely, lack of exposure to the benchmark-leading energy sector was the single most significant detractor from the Portfolio’s relative performance. Although oil prices improved, disappointing returns on invested capital and a lack of control over supply generally led us to avoid the industry. We also expected widespread focus on reducing carbon usage to challenge the sector. Stock selection and an underweight allocation led to the financials sector being the weakest contributing sector held in the Portfolio, followed by consumer staples.
During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?
Holdings in Alphabet, the parent company of Internet search and advertising company Google, was the strongest positive contributor to the absolute performance of the equity portion of the Portfolio. The company reported continued strength in its cloud, digital advertising and YouTube segments. Alphabet’s solid balance sheet and free cash flows also enabled it to continue buying back its shares during the reporting period.
Shares in software company Microsoft made the second-strongest positive contribution to absolute performance. The COVID-19 pandemic accelerated the digital transformation affecting virtually every aspect of business, and companies offering services and products relevant to this shift in technology and capital spending were rewarded by the market. Microsoft reported strong user growth in its Azure cloud platform and subscription-based Office 365 suite.
Holdings in graphics and networking-related semiconductor maker NVIDIA made the third-strongest positive contribution to absolute performance. Continued strength in the gaming and data-center end markets drove robust demand for NVIDIA’s graphics processing units (GPUs), and the market continued to recognize the company’s industry-leading innovation in processors and related software.
The weakest contribution to the Portfolio’s absolute performance came from holdings in wireless technology company Qualcomm, which generated negative returns. We sold the position due to concerns over the maturity of the 5G chipset market, as well as

1.	As of April 2, 2021, Mr. Pinto no longer served as portfolio manager for the Portfolio.
2.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Janus Henderson Balanced Portfolio

the trend for some of the company’s customers to insource phone components previously supplied by Qualcomm.
Shares in telecommunications company T-Mobile produced the second-weakest contribution to absolute performance, generating negative returns. We sold the Portfolio’s position due to concerns over the company’s return on invested capital and our desire to reallocate the assets into other, higher-conviction ideas.
A position in media and entertainment company The Walt Disney Company was the third-weakest contributor to absolute performance, also generating negative returns. Subscriber growth for the company’s Disney+ streaming platform fell short of analysts’ expectations, which negatively impacted the stock.
Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?
The equity portion of the Portfolio initiated a position in Aptiv, a global technology company serving the automotive sector. We believe the company is well positioned to supply parts, software and systems integration techniques to electric vehicle manufacturers. The Portfolio also initiated a position in computer software company Cadence Design Systems amid the first quarter 2021 sell-off in higher-growth names. We believe that—as the leader in electronic design automation, which enables semiconductors to get smaller in chip size—Cadence is well positioned as the digital transformation of the economy continues.
The equity portion of the Portfolio sold its position in pharmaceutical company Bristol-Myers Squibb during the reporting period. We became less confident in the company’s drug pipeline compared to other pharmaceutical companies and decided to rotate from Bristol Myers into what we deemed a more robust investment opportunity in AstraZeneca. The Portfolio also sold its position in Qualcomm for the reasons described above.
How did sector weightings change in the equity portion of the Portfolio during the reporting period?
During the reporting period, the equity portion of the Portfolio increased its exposure to industrials, communication services and financials, while decreasing its exposure to health care, real estate and consumer staples.
How was the equity portion of the Portfolio positioned at the end of the reporting period?
As of June 30, 2021, the largest overweight sector position in the equity portion of the Portfolio was in information technology, followed by consumer discretionary. As of the same date, the most significantly underweight position in the equity portion of the Portfolio was in real estate, followed by materials. As of June 30, 2021, the Portfolio did not hold stocks in the energy or utilities sectors.
What was the duration3 strategy of the fixed-income portion of the Portfolio during the reporting period?
As of June 30, 2021, the duration of the fixed-income portion of the Portfolio was 5.73 years, or approximately 88% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index. We began reducing the Portfolio’s duration after the Democratic Party gained control of the U.S. Senate in early January 2021, expecting additional fiscal stimulus could lead to rising interest rates. We reduced duration further as both pandemic-related news and the economic outlook improved, while benchmark duration crept higher. Overall, the duration of the fixed-income portion of the Portfolio fell by approximately one year relative to the Index, a significant reduction in interest rate exposure.
Treasury yields rose quickly through the first half of the reporting period as faster-than-expected vaccine delivery heightened expectations regarding the pace of the economic recovery. The Biden administration’s $1.9 trillion stimulus plan also contributed to the sell-off in rates. Longer-dated yields then fell toward the end of the period as inflation concerns moderated. Ultimately, positioning relative to the U.S. Treasury yield curve4 detracted from the Portfolio’s relative results particularly when the curve steepened, with long Treasury holdings being most impacted. However, underweight exposure to Treasury securities and out-of-index exposure to TIPS (Treasury Inflation-Protected Securities) helped offset some of those losses.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
9

During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?
The fixed-income portion of the Portfolio’s out-of-index allocation to high-yield corporate bonds performed well as the economic outlook continued to improve and investors’ demand for yield remained intact. Out-of-index exposure to TIPS also provided strongly positive contributions to performance as we adjusted positioning with the ebb and flow of inflation expectations. Underweight exposure to MBS further bolstered relative performance, particularly as spreads5 widened in the latter half of the reporting period.
The lack of exposure to government-related securities was a modest detractor. A small cash balance also held back returns.
Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?
The largest asset allocation changes to the fixed-income portion of the Portfolio involved trimming corporate credit exposure, particularly holdings in the lowest tier of the investment-grade market. Instead, we sought opportunities for credit diversification across the securitized markets, in bank loans and in TIPS.
During the reporting period, how did sector (or industry) weightings change in the fixed-income portion of the Portfolio?
On a corporate industry basis, the fixed-income portion of the Portfolio decreased its exposure to banking and technology while increasing exposure to finance companies. The Portfolio also increased its allocation to CMBS.
How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?
As of June 30, 2021, relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fixed-income portion of the Portfolio held underweight exposure to U.S. Treasury securities and MBS. It also had no exposure to government-related securities. As of the same date, the Portfolio held overweight exposure to corporate credit, CMBS and ABS, and held out-of-benchmark positions in high-yield corporate credit, collateralized mortgage obligations, bank loans, TIPS and cash.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Janus Henderson Balanced Portfolio

Portfolio of Investments June 30, 2021† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 34.4%
Asset-Backed Securities 2.1%
Automobile Asset-Backed Securities 0.5%
CarMax Auto Owner Trust
Series 2017-3, Class C
2.72%, due 5/15/23	$ 642,000	$ 644,970
Chase Auto Credit Linked Notes
Series 2021-1, Class B
0.875%, due 9/25/28 (a)	519,000	519,380
Credit Acceptance Auto Loan Trust
Series 2018-2A, Class B
3.94%, due 7/15/27 (a)	85,425	85,575
Drive Auto Receivables Trust
Series 2017-3, Class D
3.53%, due 12/15/23 (a)	53,222	53,705
Series 2018-4, Class C
3.66%, due 11/15/24	7,297	7,307
Series 2017-1, Class E
5.17%, due 9/16/24	1,590,000	1,610,575
Series 2017-2, Class E
5.27%, due 11/15/24	1,400,000	1,427,477
Exeter Automobile Receivables Trust
Series 2021-1A, Class C
0.74%, due 1/15/26	211,000	210,871
Series 2021-1A, Class D
1.08%, due 11/16/26	674,000	670,170
OneMain Direct Auto Receivables Trust (a)
Series 2018-1A, Class C
3.85%, due 10/14/25	181,000	183,210
Series 2018-1A, Class D
4.40%, due 1/14/28	180,000	182,418
Santander Drive Auto Receivables Trust
Series 2020-3, Class D
1.64%, due 11/16/26	1,630,000	1,650,838
Westlake Automobile Receivables Trust
Series 2020-1A, Class D
2.80%, due 6/16/25 (a)	741,000	765,279
		8,011,775
Credit Card Asset-Backed Securities 0.1%
Mercury Financial Credit Card Master Trust
Series 2021-1A, Class A
1.54%, due 3/20/26 (a)	842,000	844,543
Newday Funding Master Issuer plc
Series 2021-1A, Class A2
1.11% (SOFR + 1.10%), due 3/15/29 (a)(b)	792,000	796,191
		1,640,734
	Principal Amount	Value

Other Asset-Backed Securities 1.5%
Arbys Funding LLC
Series 2020-1A, Class A2
3.237%, due 7/30/50 (a)	$ 1,397,440	$ 1,460,115
CF Hippolyta LLC (a)
Series 2021-1A, Class A1
1.53%, due 3/15/61	1,010,000	1,016,746
Series 2021-1A, Class B1
1.98%, due 3/15/61	382,000	385,243
DB Master Finance LLC (a)
Series 2019-1A, Class A2I
3.787%, due 5/20/49	459,810	465,774
Series 2019-1A, Class A2II
4.021%, due 5/20/49	253,485	267,510
Series 2019-1A, Class A23
4.352%, due 5/20/49	367,455	405,861
Diamond Infrastructure Funding LLC
Series 2021-1A, Class A
1.76%, due 4/15/49 (a)	1,031,000	1,025,898
Domino's Pizza Master Issuer LLC (a)
Series 2019-1A, Class A2
3.668%, due 10/25/49	1,628,387	1,761,329
Series 2018-1A, Class A2I
4.116%, due 7/25/48	902,850	941,528
Series 2017-1A, Class A23
4.118%, due 7/25/47	208,013	224,454
Series 2018-1A, Class A2II
4.328%, due 7/25/48	494,325	537,672
Jack in the Box Funding LLC (a)
Series 2019-1A, Class A2I
3.982%, due 8/25/49	983,567	1,006,386
Series 2019-1A, Class A2II
4.476%, due 8/25/49	983,567	1,037,211
Series 2019-1A, Class A23
4.97%, due 8/25/49	983,567	1,083,478
Lakeview CDO LLC
1.827%, due 11/10/32 (c)(d)	829,317	829,317
Lakeview LLC
Series 2020-CRT1
1.827%, due 7/10/32 (c)(d)	27,065	27,065
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A
3.844%, due 12/25/25 (a)	393,254	396,958
Oak Street Investment Grade Net Lease Fund
Series 2020-1A, Class A1
1.85%, due 11/20/50 (a)	829,475	841,496
Planet Fitness Master Issuer LLC (a)
Series 2019-1A, Class A2
3.858%, due 12/5/49	859,905	869,347

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Planet Fitness Master Issuer LLC (a) (continued)
Series 2018-1A, Class A2I
4.262%, due 9/5/48	$ 614,620	$ 616,894
PRPM LLC (a)(e)
Series 2020-4, Class A1
2.951%, due 10/25/25	775,670	778,950
Series 2020-1A, Class A1
2.981%, due 2/25/25	215,368	216,328
Taco Bell Funding LLC (a)
Series 2018-1A, Class A2I
4.318%, due 11/25/48	655,200	656,602
Series 2018-1A, Class A2II
4.94%, due 11/25/48	507,975	573,351
Series 2016-1A, Class A23
4.97%, due 5/25/46	489,600	528,680
Vantage Data Centers LLC (a)
Series 2020-1A, Class A2
1.645%, due 9/15/45	1,615,000	1,619,290
Series 2020-2A, Class A2
1.992%, due 9/15/45	705,000	700,924
VCAT LLC (a)(e)
Series 2021-NPL1, Class A1
2.289%, due 12/26/50	378,326	379,319
Series 2020-NPL1, Class A1
3.671%, due 8/25/50	376,685	378,509
Wendy's Funding LLC (a)
Series 2021-1A, Class A2I
2.37%, due 6/15/51	434,000	437,772
Series 2021-1A, Class A2II
2.775%, due 6/15/51	505,000	509,626
Series 2019-1A, Class A2I
3.783%, due 6/15/49	490,455	523,320
Series 2018-1A, Class A2II
3.884%, due 3/15/48	87,815	93,387
Wingstop Funding LLC
Series 2020-1A, Class A2
2.841%, due 12/5/50 (a)	813,960	844,166
Zaxby's Funding LLC
Series 2021-1A, Class A2
3.238%, due 7/30/51 (a)	642,000	650,012
		24,090,518
Total Asset-Backed Securities (Cost $33,163,888)		33,743,027
	Principal Amount	Value
Corporate Bonds 13.5%
Aerospace & Defense 0.5%
Boeing Co. (The)
2.196%, due 2/4/26	$ 442,000	$ 446,225
3.25%, due 2/1/28	472,000	500,362
3.625%, due 2/1/31	991,000	1,065,848
3.95%, due 8/1/59	599,000	626,694
4.508%, due 5/1/23	1,427,000	1,521,317
4.875%, due 5/1/25	460,000	515,416
General Dynamics Corp.
3.50%, due 4/1/27	456,000	505,936
TransDigm, Inc.
4.625%, due 1/15/29 (a)	2,069,000	2,069,724
		7,251,522
Banks 2.9%
Bank of America Corp. (f)
2.087%, due 6/14/29	1,528,000	1,540,364
2.592%, due 4/29/31	3,117,000	3,213,431
3.705%, due 4/24/28	1,598,000	1,767,039
3.97%, due 3/5/29	670,000	755,256
Series U
5.20%, due 6/1/23 (g)(h)	443,000	460,831
Series X
6.25%, due 9/5/24 (g)	1,172,000	1,296,525
Bank of New York Mellon Corp. (The)
Series G
4.70% (5 Year Treasury Constant Maturity Rate + 4.358%), due 9/20/25 (b)(g)	2,024,000	2,208,690
BNP Paribas SA (a)
2.588% (5 Year Treasury Constant Maturity Rate + 2.05%), due 8/12/35 (b)	1,692,000	1,652,937
2.819%, due 11/19/25 (f)	227,000	238,836
Citigroup, Inc. (f)
3.887%, due 1/10/28	2,060,000	2,292,668
4.412%, due 3/31/31	1,635,000	1,909,136
Series U
5.00%, due 9/12/24 (g)	559,000	585,049
Series D
5.35%, due 5/15/23 (g)	537,000	557,146
5.95%, due 1/30/23 (g)	890,000	935,706
Series P
5.95%, due 5/15/25 (g)	584,000	639,159
Series M
6.30%, due 5/15/24 (g)	123,000	132,311
Credit Agricole SA
1.907%, due 6/16/26 (a)(f)	426,000	434,324

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
First Republic Bank
4.625%, due 2/13/47	$ 391,000	$ 495,926
Goldman Sachs Group, Inc. (The)
3.50%, due 4/1/25	2,399,000	2,602,669
Series R
4.95% (5 Year Treasury Constant Maturity Rate + 3.224%), due 2/10/25 (b)(g)	368,000	393,341
HSBC Holdings plc (f)
1.589%, due 5/24/27	1,629,000	1,632,140
1.645%, due 4/18/26	700,000	709,385
JPMorgan Chase & Co. (f)
1.578%, due 4/22/27	1,421,000	1,428,362
2.083%, due 4/22/26	570,000	589,405
2.956%, due 5/13/31	3,100,000	3,256,571
3.96%, due 1/29/27	1,446,000	1,610,273
Series HH
4.60%, due 2/1/25 (g)	466,000	482,916
Series FF
5.00%, due 8/1/24 (g)	441,000	466,115
Morgan Stanley
1.593%, due 5/4/27 (f)	685,000	689,847
1.794%, due 2/13/32 (f)	1,226,000	1,177,956
2.188%, due 4/28/26 (f)	1,521,000	1,579,257
3.95%, due 4/23/27	1,401,000	1,565,433
4.35%, due 9/8/26	898,000	1,016,775
National Australia Bank Ltd.
2.99%, due 5/21/31 (a)	1,708,000	1,734,122
Natwest Group plc
3.032% (5 Year Treasury Constant Maturity Rate + 2.35%), due 11/28/35 (b)	1,260,000	1,262,016
SVB Financial Group
1.80%, due 2/2/31	625,000	597,825
4.10% (10 Year Treasury Constant Maturity Rate + 3.064%), due 2/15/31 (b)(g)	1,382,000	1,401,859
Westpac Banking Corp.
2.668% (5 Year Treasury Constant Maturity Rate + 1.75%), due 11/15/35 (b)	1,218,000	1,198,049
		46,509,650
Beverages 0.2%
Anheuser-Busch Cos. LLC
4.90%, due 2/1/46	919,000	1,163,224
	Principal Amount	Value

Beverages (continued)
Coca-Cola Femsa SAB de CV
2.75%, due 1/22/30	$ 651,000	$ 677,743
Diageo Capital plc
1.375%, due 9/29/25	757,000	769,410
2.00%, due 4/29/30	713,000	713,500
2.125%, due 4/29/32	572,000	574,420
		3,898,297
Biotechnology 0.1%
Royalty Pharma plc
3.55%, due 9/2/50 (a)	899,000	894,186
Chemicals 0.2%
Axalta Coating Systems LLC
3.375%, due 2/15/29 (a)	1,696,000	1,657,840
Element Solutions, Inc.
3.875%, due 9/1/28 (a)	1,338,000	1,365,161
		3,023,001
Commercial Services 0.4%
CoStar Group, Inc.
2.80%, due 7/15/30 (a)	1,339,000	1,360,238
Experian Finance plc
2.75%, due 3/8/30 (a)	1,281,000	1,323,893
Global Payments, Inc.
4.80%, due 4/1/26	629,000	719,142
IHS Markit Ltd. (a)
4.75%, due 2/15/25	687,000	769,097
5.00%, due 11/1/22	119,000	124,657
Service Corp. International
3.375%, due 8/15/30	489,000	479,122
4.00%, due 5/15/31	1,156,000	1,179,900
		5,956,049
Computers 0.1%
Booz Allen Hamilton, Inc.
3.875%, due 9/1/28 (a)	1,244,000	1,268,880
Seagate HDD Cayman
3.125%, due 7/15/29 (a)	206,000	199,596
4.091%, due 6/1/29 (a)	350,000	358,330
4.125%, due 1/15/31 (a)	361,000	368,220
4.875%, due 6/1/27	44,000	48,510
		2,243,536
Diversified Financial Services 0.8%
AerCap Ireland Capital DAC
4.625%, due 10/15/27	1,147,000	1,284,564
Air Lease Corp.
1.875%, due 8/15/26	1,020,000	1,020,788
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Air Lease Corp. (continued)
3.00%, due 2/1/30	$ 515,000	$ 522,377
Ally Financial, Inc.
Series B
4.70% (5 Year Treasury Constant Maturity Rate + 3.868%), due 5/15/26 (b)(g)	1,176,000	1,217,983
Charles Schwab Corp. (The) (b)(g)
Series H
4.00% (10 Year Treasury Constant Maturity Rate + 3.079%), due 12/1/30	809,000	827,607
Series G
5.375% (5 Year Treasury Constant Maturity Rate + 4.971%), due 6/1/25	3,408,000	3,766,862
GE Capital International Funding Co. Unlimited Co.
4.418%, due 11/15/35	1,835,000	2,199,214
Quicken Loans LLC (a)
3.625%, due 3/1/29	1,013,000	1,000,338
3.875%, due 3/1/31	1,481,000	1,492,093
		13,331,826
Electric 0.5%
Dominion Energy, Inc.
Series C
3.375%, due 4/1/30	1,199,000	1,305,604
Duquesne Light Holdings, Inc.
2.775%, due 1/7/32 (a)	1,005,000	1,012,735
NextEra Energy Capital Holdings, Inc.
2.75%, due 5/1/25	629,000	668,039
NRG Energy, Inc.
3.375%, due 2/15/29 (a)	1,057,000	1,034,560
3.625%, due 2/15/31 (a)	1,195,000	1,174,326
6.625%, due 1/15/27	1,094,000	1,132,531
7.25%, due 5/15/26	1,111,000	1,151,668
Pacific Gas and Electric Co.
3.00%, due 6/15/28	1,185,000	1,190,330
		8,669,793
Electronics 0.2%
Sensata Technologies, Inc.
3.75%, due 2/15/31 (a)	469,000	463,761
	Principal Amount	Value

Electronics (continued)
Trimble, Inc.
4.75%, due 12/1/24	$ 1,238,000	$ 1,375,333
4.90%, due 6/15/28	672,000	788,141
		2,627,235
Engineering & Construction 0.1%
Cellnex Finance Co. SA
3.875%, due 7/7/41 (a)	1,182,000	1,178,407
Food 0.5%
JBS Finance Luxembourg SARL
3.625%, due 1/15/32 (a)	784,000	783,757
JBS USA LUX SA (a)
3.75%, due 12/1/31	742,000	759,252
5.50%, due 1/15/30	1,208,000	1,351,003
6.50%, due 4/15/29	1,551,000	1,742,952
6.75%, due 2/15/28	612,000	672,435
Kraft Heinz Foods Co.
3.875%, due 5/15/27	991,000	1,088,884
4.375%, due 6/1/46	182,000	206,242
4.875%, due 10/1/49	424,000	514,715
5.00%, due 6/4/42	630,000	769,292
Mondelez International, Inc.
2.75%, due 4/13/30	173,000	182,228
Sysco Corp.
6.60%, due 4/1/50	314,000	487,756
		8,558,516
Food Service 0.1%
Aramark Services, Inc.
6.375%, due 5/1/25 (a)	1,470,000	1,561,875
Gas 0.0% ‡
East Ohio Gas Co. (The)
2.00%, due 6/15/30 (a)	152,000	150,269
Healthcare-Services 1.1%
Centene Corp.
2.45%, due 7/15/28	1,381,000	1,399,643
2.50%, due 3/1/31	337,000	332,366
3.00%, due 10/15/30	588,000	604,041
4.25%, due 12/15/27	1,112,000	1,171,770
5.375%, due 6/1/26 (a)	1,510,000	1,577,950
DaVita, Inc. (a)
3.75%, due 2/15/31	1,295,000	1,243,200
4.625%, due 6/1/30	1,054,000	1,083,744
HCA, Inc.
3.50%, due 9/1/30	2,329,000	2,481,247

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Healthcare-Services (continued)
HCA, Inc. (continued)
3.50%, due 7/15/51 (h)	$ 1,106,000	$ 1,105,496
5.25%, due 6/15/49	339,000	432,121
5.375%, due 2/1/25	545,000	614,760
5.375%, due 9/1/26	220,000	253,165
5.50%, due 6/15/47	226,000	294,347
5.625%, due 9/1/28	310,000	367,350
5.875%, due 2/15/26	286,000	330,516
5.875%, due 2/1/29	459,000	554,242
Molina Healthcare, Inc.
4.375%, due 6/15/28 (a)	2,834,000	2,954,445
		16,800,403
Home Builders 0.0% ‡
MDC Holdings, Inc.
5.50%, due 1/15/24	465,000	509,477
Insurance 0.2%
Brown & Brown, Inc.
2.375%, due 3/15/31	216,000	215,815
4.50%, due 3/15/29	451,000	518,764
Prudential Financial, Inc.
3.70% (5 Year Treasury Constant Maturity Rate + 3.035%), due 10/1/50 (b)	1,777,000	1,852,523
		2,587,102
Internet 0.1%
Go Daddy Operating Co. LLC
3.50%, due 3/1/29 (a)	1,659,000	1,648,217
Iron & Steel 0.1%
Allegheny Technologies, Inc.
5.875%, due 12/1/27 (h)	1,047,000	1,096,733
Reliance Steel & Aluminum Co.
4.50%, due 4/15/23	469,000	496,532
		1,593,265
Lodging 0.1%
Choice Hotels International, Inc.
3.70%, due 12/1/29	817,000	884,411
3.70%, due 1/15/31	294,000	318,149
MGM Resorts International
7.75%, due 3/15/22	182,000	190,226
		1,392,786
	Principal Amount	Value

Machinery-Diversified 0.1%
Westinghouse Air Brake Technologies Corp.
3.20%, due 6/15/25	$ 584,000	$ 621,084
4.40%, due 3/15/24 (e)	662,000	717,269
4.95%, due 9/15/28 (e)	659,000	764,431
		2,102,784
Media 0.9%
CCO Holdings LLC
4.25%, due 2/1/31 (a)	1,527,000	1,555,631
4.50%, due 5/1/32	2,216,000	2,296,330
Charter Communications Operating LLC
2.80%, due 4/1/31	811,000	829,095
4.80%, due 3/1/50	562,000	645,484
5.375%, due 5/1/47	205,000	251,209
6.484%, due 10/23/45	256,000	352,559
Comcast Corp.
3.75%, due 4/1/40	365,000	411,457
CSC Holdings LLC (a)
3.375%, due 2/15/31	926,000	874,987
4.125%, due 12/1/30	1,351,000	1,342,556
4.625%, due 12/1/30	1,204,000	1,181,256
5.00%, due 11/15/31	586,000	588,813
Fox Corp.
4.03%, due 1/25/24	429,000	464,741
GCI LLC
4.75%, due 10/15/28 (a)	2,154,000	2,204,619
Sirius XM Radio, Inc.
4.125%, due 7/1/30 (a)	1,625,000	1,639,430
		14,638,167
Miscellaneous—Manufacturing 0.1%
General Electric Co.
Series D
3.449% (3 Month LIBOR + 3.33%), due 9/15/21 (b)(g)	1,414,000	1,385,720
Oil & Gas 0.1%
Continental Resources, Inc.
5.75%, due 1/15/31 (a)	1,214,000	1,453,765
Pharmaceuticals 0.2%
CVS Health Corp.
5.05%, due 3/25/48	617,000	801,406
Elanco Animal Health, Inc.
5.272%, due 8/28/23 (e)	1,242,000	1,335,883
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Organon & Co.
4.125%, due 4/30/28 (a)	$ 1,692,000	$ 1,725,502
		3,862,791
Pipelines 0.5%
Cheniere Corpus Christi Holdings LLC
3.70%, due 11/15/29	1,121,000	1,224,448
Cheniere Energy Partners LP
4.00%, due 3/1/31 (a)	783,000	818,235
Cheniere Energy, Inc.
4.625%, due 10/15/28 (a)	1,333,000	1,406,315
Energy Transfer Operating LP
4.95%, due 6/15/28	116,000	134,024
5.50%, due 6/1/27	159,000	186,473
5.875%, due 1/15/24	301,000	333,539
Hess Midstream Operations LP
5.125%, due 6/15/28 (a)	1,336,000	1,401,130
NGPL PipeCo LLC
3.25%, due 7/15/31 (a)	472,000	486,457
ONEOK, Inc.
6.35%, due 1/15/31	808,000	1,044,875
7.15%, due 1/15/51	211,000	310,187
		7,345,683
Real Estate 0.0% ‡
Jones Lang LaSalle, Inc.
4.40%, due 11/15/22	651,000	677,087
Real Estate Investment Trusts 0.5%
Agree LP
2.00%, due 6/15/28	684,000	678,373
2.60%, due 6/15/33	513,000	511,107
2.90%, due 10/1/30	473,000	493,520
Crown Castle International Corp.
3.10%, due 11/15/29	710,000	753,281
3.65%, due 9/1/27	548,000	604,221
Equinix, Inc.
2.15%, due 7/15/30	623,000	619,023
GLP Capital LP
4.00%, due 1/15/30	1,005,000	1,078,677
5.25%, due 6/1/25	361,000	406,360
5.30%, due 1/15/29	86,000	100,190
5.375%, due 4/15/26	381,000	438,535
MPT Operating Partnership LP
3.50%, due 3/15/31	1,099,000	1,109,979
	Principal Amount	Value

Real Estate Investment Trusts (continued)
Sun Communities Operating LP
2.70%, due 7/15/31	$ 1,283,000	$ 1,282,870
		8,076,136
Retail 0.5%
1011778 BC ULC
4.00%, due 10/15/30 (a)	2,348,000	2,271,690
Dollar General Corp.
4.125%, due 4/3/50	762,000	892,658
Lithia Motors, Inc.
3.875%, due 6/1/29 (a)	1,847,000	1,914,508
Nordstrom, Inc.
4.375%, due 4/1/30	846,000	881,533
Yum! Brands, Inc.
4.625%, due 1/31/32	1,198,000	1,257,900
		7,218,289
Semiconductors 1.2%
Analog Devices, Inc.
2.95%, due 4/1/25	676,000	723,281
Broadcom, Inc.
3.419%, due 4/15/33 (a)	1,071,000	1,124,726
3.469%, due 4/15/34 (a)	1,686,000	1,783,374
4.15%, due 11/15/30	1,233,000	1,382,705
4.30%, due 11/15/32	986,000	1,122,783
Marvell Technology, Inc. (a)
1.65%, due 4/15/26	793,000	792,542
2.95%, due 4/15/31	1,256,000	1,301,682
4.20%, due 6/22/23	142,000	150,961
4.875%, due 6/22/28	883,000	1,020,749
Microchip Technology, Inc.
2.67%, due 9/1/23	1,514,000	1,576,861
4.25%, due 9/1/25	1,186,000	1,245,141
Qorvo, Inc.
3.375%, due 4/1/31 (a)	1,333,000	1,389,279
SK Hynix, Inc. (a)
1.50%, due 1/19/26	1,067,000	1,052,510
2.375%, due 1/19/31	773,000	752,694
Skyworks Solutions, Inc.
0.90%, due 6/1/23	238,000	238,708
1.80%, due 6/1/26	371,000	375,674
3.00%, due 6/1/31	333,000	340,363
TSMC Global Ltd. (a)
1.25%, due 4/23/26	1,347,000	1,335,312
1.75%, due 4/23/28	1,360,000	1,359,619
		19,068,964

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Software 0.3%
Broadridge Financial Solutions, Inc.
2.60%, due 5/1/31	$ 1,084,000	$ 1,103,775
MSCI, Inc. (a)
3.625%, due 9/1/30	1,643,000	1,680,230
3.875%, due 2/15/31	1,122,000	1,164,367
4.00%, due 11/15/29	104,000	109,720
Twilio, Inc.
3.625%, due 3/15/29	471,000	480,420
3.875%, due 3/15/31	471,000	483,364
		5,021,876
Telecommunications 0.6%
AT&T, Inc. (a)
3.65%, due 9/15/59	105,000	106,480
3.80%, due 12/1/57	642,000	668,889
Level 3 Financing, Inc.
3.875%, due 11/15/29 (a)	956,000	1,023,905
Lumen Technologies, Inc.
Series T
5.80%, due 3/15/22	419,000	431,189
Switch Ltd.
4.125%, due 6/15/29 (a)	866,000	888,732
T-Mobile US, Inc.
2.25%, due 2/15/26	647,000	651,852
2.625%, due 2/15/29	1,626,000	1,605,675
3.00%, due 2/15/41	686,000	677,542
3.50%, due 4/15/25	718,000	778,201
3.75%, due 4/15/27	990,000	1,093,950
Verizon Communications, Inc.
2.10%, due 3/22/28	389,000	397,136
3.00%, due 3/22/27	535,000	575,729
3.55%, due 3/22/51	658,000	702,985
		9,602,265
Toys, Games & Hobbies 0.2%
Hasbro, Inc.
3.90%, due 11/19/29	1,867,000	2,075,881
5.10%, due 5/15/44	449,000	548,847
6.35%, due 3/15/40	420,000	585,549
		3,210,277
	Principal Amount	Value

Transportation 0.1%
GXO Logistics, Inc. (a)
1.65%, due 7/15/26	$ 885,000	$ 880,540
2.65%, due 7/15/31	585,000	580,302
		1,460,842
Total Corporate Bonds (Cost $207,355,423)		215,510,058
Loan Assignments 0.4%
Chemicals, Plastics & Rubber 0.1%
Alpha 3 B.V.
Initial Dollar Term Loan
3.00% (3 Month LIBOR + 2.50%), due 3/18/28 (b)	941,000	935,560
Healthcare, Education & Childcare 0.1%
Elanco Animal Health, Inc.
Term Loan
1.842% (1 Month LIBOR + 1.75%), due 8/1/27 (b)	2,233,949	2,200,839
Manufacturing 0.1%
Madison IAQ LLC
Term Loan
3.75% (3 Month LIBOR + 3.25%), due 6/21/28 (b)	1,526,204	1,526,586
Services: Business 0.1%
ICON Luxembourg SARL
Term Loan B
TBD, due 7/1/28	1,962,000	1,965,679
Term Loan B
TBD, due 7/1/28	488,833	489,749
		2,455,428
Total Loan Assignments (Cost $7,135,528)		7,118,413
Mortgage-Backed Securities 6.2%
Agency (Collateralized Mortgage Obligations) 2.6%
FNMA
REMIC, Series 2018-27, Class EA
3.00%, due 5/25/48	820,147	862,908
REMIC, Series 2019-71, Class P
3.00%, due 11/25/49	1,263,104	1,327,696
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA II, Single Family, 30 Year (i)
2.00%, due 7/15/51 TBA	$ 8,805,569	$ 8,967,922
2.50%, due 7/15/51 TBA	4,969,800	5,142,967
UMBS, Single Family, 15 Year (i)
1.50%, due 7/25/36 TBA	404,515	409,390
2.00%, due 7/25/36 TBA	2,603,869	2,685,698
UMBS, Single Family, 30 Year (i)
2.00%, due 7/25/51 TBA	6,776,402	6,842,048
2.50%, due 7/25/51 TBA	10,495,769	10,855,741
3.50%, due 7/25/51 TBA	4,190,000	4,410,384
		41,504,754
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.3%
280 Park Avenue Mortgage Trust
Series 2017-280P, Class A
0.953% (1 Month LIBOR + 0.88%), due 9/15/34 (a)(b)	699,152	699,152
BANK
Series 2019-BN23, Class A3
2.92%, due 12/15/52	888,598	952,935
Series 2019-BN24, Class A3
2.96%, due 11/15/62	218,800	235,521
Series 2019-BN20, Class A3
3.011%, due 9/15/62	493,957	533,547
Series 2019-BN18, Class A4
3.584%, due 5/15/62	1,026,801	1,148,472
Series 2019-BN17, Class A4
3.714%, due 4/15/52	603,641	679,659
Series 2018-BN12, Class A4
4.255%, due 5/15/61 (c)	271,673	313,546
BBCMS Mortgage Trust
Series 2017-DELC, Class A
0.923% (1 Month LIBOR + 0.85%), due 8/15/36 (a)(b)	495,000	495,458
BBCMS Trust
Series 2015-SRCH, Class A2
4.197%, due 8/10/35 (a)	875,000	991,963
Benchmark Mortgage Trust
Series 2020-B16, Class A5
2.732%, due 2/15/53	550,000	581,939
BX Commercial Mortgage Trust (a)(b)
Series 2018-IND, Class A
0.823% (1 Month LIBOR + 0.75%), due 11/15/35	501,252	501,416
Series 2019-XL, Class A
0.993% (1 Month LIBOR + 0.92%), due 10/15/36	1,069,119	1,070,515
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Commercial Mortgage Trust (a)(b) (continued)
Series 2020-FOX, Class A
1.073% (1 Month LIBOR + 1.00%), due 11/15/32	$ 1,518,808	$ 1,523,566
Series 2019-XL, Class B
1.153% (1 Month LIBOR + 1.08%), due 10/15/36	172,906	173,187
Series 2020-FOX, Class B
1.423% (1 Month LIBOR + 1.35%), due 11/15/32	277,040	277,734
Series 2020-FOX, Class C
1.623% (1 Month LIBOR + 1.55%), due 11/15/32	277,040	277,908
BX Trust (a)
Series 2021-LBA, Class AV
0.873% (1 Month LIBOR + 0.80%), due 2/15/36 (b)	1,122,000	1,123,792
Series 2021-LBA, Class AJV
0.873% (1 Month LIBOR + 0.80%), due 2/15/36 (b)	987,000	988,576
Series 2019-OC11, Class A
3.202%, due 12/9/41	565,000	608,654
Series 2019-OC11, Class B
3.605%, due 12/9/41	284,000	310,860
Series 2019-OC11, Class C
3.856%, due 12/9/41	564,000	612,937
Series 2019-OC11, Class D
4.075%, due 12/9/41 (j)	847,000	906,222
BXP Trust
Series 2017-GM, Class A
3.379%, due 6/13/39 (a)	396,000	432,829
CHT Mortgage Trust
Series 2017-CSMO, Class A
1.003% (1 Month LIBOR + 0.93%), due 11/15/36 (a)(b)	617,327	617,901
Cold Storage Trust (a)(b)
Series 2020-ICE5, Class A
0.973% (1 Month LIBOR + 0.90%), due 11/15/37	1,480,384	1,488,033
Series 2020-ICE5, Class B
1.373% (1 Month LIBOR + 1.30%), due 11/15/37	657,620	659,476
Series 2020-ICE5, Class C
1.723% (1 Month LIBOR + 1.65%), due 11/15/37	660,569	662,640

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Credit Suisse Mortgage Capital Certificates (a)(b)
Series 2019-ICE4, Class A
1.053% (1 Month LIBOR + 0.98%), due 5/15/36	$ 1,783,000	$ 1,787,766
Series 2019-ICE4, Class C
1.503% (1 Month LIBOR + 1.43%), due 5/15/36	333,000	334,135
Extended Stay America Trust (a)(b)
Series 2021-ESH, Class A
(zero coupon) (1 Month LIBOR + 1.08%), due 7/15/38	1,277,000	1,280,589
Series 2021-ESH, Class B
(zero coupon) (1 Month LIBOR + 1.38%), due 7/15/38	348,000	349,196
Great Wolf Trust (a)(b)
Series 2019-WOLF, Class A
1.107% (1 Month LIBOR + 1.034%), due 12/15/36	270,000	270,167
Series 2019-WOLF, Class B
1.407% (1 Month LIBOR + 1.334%), due 12/15/36	303,000	303,093
Series 2019-WOLF, Class C
1.706% (1 Month LIBOR + 1.633%), due 12/15/36	337,000	336,998
GS Mortgage Securities Trust
Series 2020-GC47, Class A5
2.377%, due 5/12/53	736,000	759,459
Series 2020-GC45, Class A5
2.911%, due 2/13/53	547,000	586,392
Series 2018-GS9, Class A4
3.992%, due 3/10/51 (c)	645,957	735,606
Series 2018-GS10, Class A5
4.155%, due 7/10/51 (c)	388,105	444,777
Life Mortgage Trust (a)(b)
Series 2021-BMR, Class A
0.773% (1 Month LIBOR + 0.70%), due 3/15/38	1,864,000	1,866,242
Series 2021-BMR, Class C
1.173% (1 Month LIBOR + 1.10%), due 3/15/38	924,000	925,762
MHC Commercial Mortgage Trust (a)(b)
Series 2021-MHC, Class A
0.874% (1 Month LIBOR + 0.80%), due 4/15/38	1,947,744	1,948,964
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
MHC Commercial Mortgage Trust (a)(b) (continued)
Series 2021-MHC, Class C
1.424% (1 Month LIBOR + 1.35%), due 4/15/38	$ 938,912	$ 939,796
Morgan Stanley Capital I Trust
Series 2016-UB11, Class A4
2.782%, due 8/15/49	656,000	698,357
Series 2019-H6, Class A4
3.417%, due 6/15/52	343,549	379,026
Series 2015-UBS8, Class A4
3.809%, due 12/15/48	517,000	567,672
Series 2018-H3, Class A5
4.177%, due 7/15/51	561,262	648,328
Series 2018-H4, Class A4
4.31%, due 12/15/51	840,223	967,851
VASA Trust
Series 2021-VASA, Class A
0.973% (1 Month LIBOR + 0.90%), due 7/15/39 (a)(b)	525,000	525,157
Wells Fargo Commercial Mortgage Trust
Series 2021-SAVE, Class A
1.223% (1 Month LIBOR + 1.15%), due 2/15/40 (a)(b)	497,235	499,285
		36,023,056
Whole Loan (Collateralized Mortgage Obligations) 1.3%
Angel Oak Mortgage Trust (a)
Series 2020-3, Class A2
2.41%, due 4/25/65 (c)	533,887	540,327
Series 2019-5, Class A1
2.593%, due 10/25/49 (j)	351,110	352,535
Series 2019-6, Class A1
2.62%, due 11/25/59 (c)	326,866	328,755
Series 2018-2, Class A1
3.674%, due 7/27/48 (c)	49,720	50,076
Bayview Financing Trust
Series 2021-1F
1.56%, due 7/10/33 (c)	239,108	239,124
Series 2021-2F, Class M1
1.56% (SOFR 30A + 1.55%), due 12/31/49 (a)(b)(d)	744,043	744,043
CIM Trust
Series 2021-NR1, Class A1
2.569%, due 7/25/55 (a)(e)	910,114	910,049
COLT Mortgage Loan Trust (a)(c)
Series 2020-3, Class A1
1.506%, due 4/27/65	275,642	276,708
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
COLT Mortgage Loan Trust (a)(c) (continued)
Series 2020-2, Class A1
1.853%, due 3/25/65	$ 259,163	$ 260,544
Connecticut Avenue Securities Trust (a)(b)
Series 2019-R05, Class 1M2
2.091% (1 Month LIBOR + 2.00%), due 7/25/39	372,288	373,784
Series 2020-R02, Class 2M2
2.091% (1 Month LIBOR + 2.00%), due 1/25/40	922,805	926,873
Series 2019-R04, Class 2M2
2.192% (1 Month LIBOR + 2.10%), due 6/25/39	412,442	414,098
Series 2019-R07, Class 1M2
2.192% (1 Month LIBOR + 2.1%), due 10/25/39	163,156	163,830
Series 2019-R03, Class 1M2
2.242% (1 Month LIBOR + 2.15%), due 9/25/31	434,366	437,461
Series 2019-R02, Class 1M2
2.392% (1 Month LIBOR + 2.30%), due 8/25/31	185,190	186,467
Series 2018-R07, Class 1M2
2.491% (1 Month LIBOR + 2.40%), due 4/25/31	480,421	483,058
CSMC Trust
3.795%, due 12/15/23	509,000	510,436
4.07%, due 4/15/26 (c)	912,505	912,463
FHLMC STACR REMIC Trust (a)(b)
Series 2020-DNA6, Class M2
2.018% (SOFR 30A + 2.00%), due 12/25/50	1,021,000	1,031,863
Series 2021-HQA1, Class M2
2.268% (SOFR 30A + 2.25%), due 8/25/33	573,000	580,531
Series 2020-HQA4, Class M2
3.242% (1 Month LIBOR + 3.15%), due 9/25/50	460,316	465,535
FHLMC STACR Trust
Series 2019-DNA4, Class M2
2.041% (1 Month LIBOR + 1.95%), due 10/25/49 (a)(b)	151,327	152,127
FHLMC Structured Agency Credit Risk Debt Notes (b)
Series 2021-DNA2, Class M2
2.318% (SOFR 30A + 2.30%), due 8/25/33 (a)	372,000	381,663
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC Structured Agency Credit Risk Debt Notes (b) (continued)
Series 2020-HQA5, Class M2
2.618% (SOFR 30A + 2.60%), due 11/25/50 (a)	$ 1,664,000	$ 1,690,306
Series 2016-DNA1, Class M3
5.641% (1 Month LIBOR + 5.55%), due 7/25/28	411,036	430,622
FNMA (b)
Series 2017-C06, Class 1M2
2.742% (1 Month LIBOR + 2.65%), due 2/25/30	356,844	362,534
Series 2017-C01, Class 1M2
3.642% (1 Month LIBOR + 3.55%), due 7/25/29	519,859	539,699
Series 2016-C04, Class 1M2
4.341% (1 Month LIBOR + 4.25%), due 1/25/29	376,887	393,388
Series 2016-C06, Class 1M2
4.341% (1 Month LIBOR + 4.25%), due 4/25/29	440,477	457,879
Series 2014-C04, Class 1M2
4.992% (1 Month LIBOR + 4.90%), due 11/25/24	74,298	76,818
Series 2015-C03, Class 1M2
5.092% (1 Month LIBOR + 5.00%), due 7/25/25	422,848	434,829
Series 2015-C04, Class 1M2
5.792% (1 Month LIBOR + 5.70%), due 4/25/28	321,422	340,510
Series 2016-C03, Class 2M2
5.992% (1 Month LIBOR + 5.90%), due 10/25/28	152,071	160,644
Lakeview LLC
Series 2021-CRT1
2.327%, due 1/10/33 (c)(d)	751,000	752,408
MRA Issuance Trust
Series 2021-NA1, Class A1X
1.595% (1 Month LIBOR + 1.50%), due 3/8/22 (a)(b)(d)	1,505,000	1,505,000
New Residential Mortgage Loan Trust
Series 2018-2A, Class A1
4.50%, due 2/25/58 (a)(c)	238,846	254,606
PRPM LLC (a)(e)
Series 2020-3, Class A1
2.857%, due 9/25/25	1,183,082	1,189,364
Series 2020-5, Class A1
3.104%, due 11/25/25	396,268	398,895

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Sequoia Mortgage Trust (a)
Series 2013-5, Class A1
2.50%, due 5/25/43 (j)	$ 270,579	$ 272,616
Series 2020-2, Class A19
3.50%, due 3/25/50 (c)	117,291	119,788
Spruce Hill Mortgage Loan Trust (a)(c)
Series 2020-SH1, Class A1
2.521%, due 1/28/50	105,644	107,186
Series 2020-SH1, Class A2
2.624%, due 1/28/50	264,353	267,843
Series 2020-SH2, Class A1
3.407%, due 6/25/55	552,639	557,924
		21,035,209
Total Mortgage-Backed Securities (Cost $97,554,335)		98,563,019
U.S. Government & Federal Agencies 12.2%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 1.1%
FHLMC Gold Pools, Other
3.00%, due 6/1/43	25,609	26,366
3.50%, due 7/1/42	31,681	34,188
3.50%, due 8/1/42	41,996	45,320
3.50%, due 8/1/42	33,829	36,374
3.50%, due 2/1/43	221,280	238,792
3.50%, due 2/1/44	268,820	290,095
3.50%, due 1/1/47	82,540	89,074
4.50%, due 5/1/44	536,323	595,297
UMBS, 15 Year
2.50%, due 12/1/33	1,300,491	1,361,326
2.50%, due 11/1/34	245,579	259,348
2.50%, due 11/1/34	277,648	293,310
3.00%, due 5/1/31	1,089,319	1,148,511
3.00%, due 9/1/32	240,936	254,990
3.00%, due 10/1/32	88,048	93,075
3.00%, due 1/1/33	138,463	147,208
3.00%, due 10/1/34	120,499	128,014
3.00%, due 10/1/34	289,346	308,206
UMBS, 20 Year
2.00%, due 5/1/41	5,175,008	5,280,999
UMBS, 30 Year
2.50%, due 1/1/50	52,599	54,763
3.00%, due 1/1/45	155,604	163,895
3.00%, due 8/1/46	11,745	12,322
3.00%, due 10/1/46	800,051	847,221
3.00%, due 4/1/47	17,858	18,758
	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
3.00%, due 8/1/49	$ 179,492	$ 189,172
3.00%, due 8/1/49	69,867	74,743
3.00%, due 10/1/49	124,864	130,483
3.00%, due 11/1/49	127,860	133,492
3.00%, due 11/1/49	387,556	405,062
3.00%, due 12/1/49	117,005	122,173
3.00%, due 12/1/49	222,092	232,167
3.00%, due 12/1/49	202,954	212,301
3.00%, due 3/1/50	77,603	81,120
3.50%, due 12/1/44	536,491	579,314
3.50%, due 7/1/46	164,850	176,565
3.50%, due 9/1/47	336,649	356,450
3.50%, due 12/1/47	1,037,946	1,126,389
3.50%, due 2/1/48	261,853	281,038
3.50%, due 3/1/50	6,232	6,579
4.00%, due 3/1/47	42,559	46,411
4.00%, due 3/1/48	201,233	218,575
4.00%, due 4/1/48	4,511	4,810
4.00%, due 4/1/48	267,554	288,756
4.00%, due 5/1/48	594,928	634,917
4.50%, due 3/1/48	212,234	228,885
4.50%, due 12/1/48	266,967	295,047
5.00%, due 9/1/48	36,872	40,498
6.00%, due 4/1/40	520,884	616,597
		18,208,996
Federal National Mortgage Association (Mortgage Pass-Through Securities) 1.6%
FNMA, Other
3.00%, due 2/1/43	21,167	22,534
3.00%, due 5/1/43	89,285	95,267
3.00%, due 2/1/57	1,064,421	1,151,883
3.00%, due 6/1/57	17,540	18,973
3.50%, due 8/1/56	1,330,985	1,446,635
4.50%, due 6/1/45	193,397	214,666
5.00%, due 7/1/44	332,028	371,260
UMBS, 15 Year
2.50%, due 11/1/34	318,100	335,033
3.00%, due 10/1/34	141,244	149,550
3.00%, due 11/1/34	30,728	32,714
3.00%, due 12/1/34	32,028	34,185
UMBS, 30 Year
2.50%, due 1/1/50	128,235	133,528
2.50%, due 10/1/50	147,766	153,730
2.50%, due 1/1/51	362,359	376,080
3.00%, due 1/1/43	59,470	63,240
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
3.00%, due 5/1/43	$ 586,550	$ 620,779
3.00%, due 1/1/46	2,469	2,596
3.00%, due 9/1/46	987,459	1,049,236
3.00%, due 2/1/47	8,195,351	8,708,347
3.00%, due 3/1/47	619,778	658,343
3.00%, due 11/1/48	88,622	93,644
3.00%, due 8/1/49	233,334	249,615
3.00%, due 9/1/49	47,800	50,202
3.50%, due 12/1/45	131,923	141,272
3.50%, due 7/1/46	365,797	397,085
3.50%, due 3/1/47	113,742	121,385
3.50%, due 7/1/47	97,493	104,077
3.50%, due 8/1/47	129,825	137,439
3.50%, due 8/1/47	100,814	110,735
3.50%, due 12/1/47	28,907	31,752
3.50%, due 12/1/47	49,071	53,777
3.50%, due 1/1/48	300,049	321,846
3.50%, due 3/1/48	45,042	49,340
3.50%, due 7/1/48	2,730,634	2,904,553
4.00%, due 1/1/48	648,351	712,218
4.00%, due 1/1/48	1,155,169	1,241,246
4.00%, due 3/1/48	228,395	248,789
4.00%, due 2/1/49	192,582	205,200
4.50%, due 11/1/42	81,452	90,799
4.50%, due 10/1/44	262,050	292,253
4.50%, due 3/1/45	382,821	426,943
4.50%, due 2/1/46	429,666	477,708
4.50%, due 3/1/48	230,465	249,028
4.50%, due 8/1/48	135,406	145,921
5.00%, due 5/1/48	198,637	218,544
6.00%, due 2/1/37	30,829	36,571
		24,750,521
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.2%
GNMA I, 30 Year
4.00%, due 1/15/45	600,385	664,406
4.00%, due 7/15/47	561,302	605,121
4.00%, due 8/15/47	101,124	110,892
4.00%, due 11/15/47	94,316	103,623
4.00%, due 12/15/47	116,787	126,808
4.50%, due 8/15/46	650,061	738,824
GNMA II, 30 Year
4.00%, due 8/20/47	30,493	32,897
4.00%, due 8/20/47	72,931	78,124
	Principal Amount	Value

Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
GNMA II, 30 Year (continued)
4.00%, due 8/20/47	$ 23,070	$ 24,700
4.00%, due 6/20/48	396,299	421,824
4.50%, due 2/20/48	86,783	92,517
4.50%, due 5/20/48	44,492	47,761
4.50%, due 5/20/48	223,475	240,331
5.00%, due 8/20/48	533,716	576,577
		3,864,405
United States Treasury Bonds 2.6%
U.S. Treasury Bonds
1.125%, due 5/15/40	869,000	750,191
1.375%, due 11/15/40	2,707,000	2,431,647
1.375%, due 8/15/50	8,806,800	7,424,201
1.625%, due 11/15/50	14,468,900	12,994,881
1.875%, due 2/15/41	4,962,000	4,857,333
1.875%, due 2/15/51	2,663,600	2,542,073
2.25%, due 5/15/41	2,111,000	2,196,430
2.75%, due 8/15/42	6,590,900	7,426,863
		40,623,619
United States Treasury Inflation - Indexed Notes 1.4%
U.S. Treasury Inflation Linked Notes (k)
0.125%, due 4/15/26	9,865,000	10,927,344
0.125%, due 1/15/31	3,906,000	4,409,414
0.625%, due 4/15/23	5,968,000	6,787,197
		22,123,955
United States Treasury Notes 5.3%
U.S. Treasury Notes
0.125%, due 2/28/23	22,237,000	22,209,204
0.125%, due 4/30/23	19,097,000	19,061,193
0.25%, due 5/15/24	2,141,000	2,129,291
0.375%, due 1/31/26	4,346,900	4,259,792
0.50%, due 2/28/26	18,186,000	17,910,368
0.75%, due 4/30/26	10,323,000	10,270,579
0.875%, due 11/15/30	6,191,600	5,887,825
1.125%, due 2/15/31	770,300	747,793

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
U.S. Treasury Notes (continued)
1.25%, due 4/30/28	$ 580,000	$ 581,813
1.625%, due 5/15/31	876,800	890,226
		83,948,084
Total U.S. Government & Federal Agencies (Cost $192,797,136)		193,519,580
Total Long-Term Bonds (Cost $538,006,310)		548,454,097

	Shares
Common Stocks 64.6%
Aerospace & Defense 1.1%
General Dynamics Corp.	54,529	10,265,630
L3Harris Technologies, Inc.	31,862	6,886,971
		17,152,601
Air Freight & Logistics 1.3%
United Parcel Service, Inc., Class B	97,779	20,335,099
Airlines 0.4%
Southwest Airlines Co. (l)	118,101	6,269,982
Auto Components 0.4%
Aptiv plc (l)	40,225	6,328,599
Banks 1.5%
Bank of America Corp.	565,609	23,320,059
Beverages 0.8%
Constellation Brands, Inc., Class A	11,806	2,761,305
Monster Beverage Corp. (l)	117,813	10,762,218
		13,523,523
Biotechnology 0.9%
AbbVie, Inc.	123,590	13,921,179
Building Products 0.2%
Trane Technologies plc	17,390	3,202,195
Capital Markets 2.8%
Charles Schwab Corp. (The)	38,573	2,808,500
CME Group, Inc.	66,019	14,040,921
	Shares	Value

Capital Markets (continued)
Morgan Stanley	248,891	$ 22,820,816
S&P Global, Inc.	10,945	4,492,375
		44,162,612
Chemicals 0.4%
Sherwin-Williams Co. (The)	26,424	7,199,219
Communications Equipment 0.5%
Motorola Solutions, Inc.	35,019	7,593,870
Consumer Finance 1.1%
American Express Co.	109,237	18,049,230
Electrical Equipment 0.4%
Rockwell Automation, Inc.	21,197	6,062,766
Electronic Equipment, Instruments & Components 0.3%
Corning, Inc.	139,198	5,693,198
Entertainment 1.7%
Activision Blizzard, Inc.	98,554	9,405,994
Netflix, Inc. (l)	9,453	4,993,169
Walt Disney Co. (The) (l)	74,731	13,135,468
		27,534,631
Food & Staples Retailing 1.6%
Costco Wholesale Corp.	48,417	19,157,154
Sysco Corp.	75,830	5,895,783
		25,052,937
Food Products 0.5%
Hershey Co. (The)	44,687	7,783,582
Health Care Equipment & Supplies 2.7%
Abbott Laboratories	123,136	14,275,157
Edwards Lifesciences Corp. (l)	70,993	7,352,745
Intuitive Surgical, Inc. (l)	6,357	5,846,151
Medtronic plc	72,945	9,054,663
Stryker Corp.	23,689	6,152,744
		42,681,460
Health Care Providers & Services 2.1%
UnitedHealth Group, Inc.	83,219	33,324,216
Hotels, Restaurants & Leisure 3.2%
Booking Holdings, Inc. (l)	4,715	10,316,844
Hilton Worldwide Holdings, Inc. (l)	80,656	9,728,727
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
McDonald's Corp.	88,841	$ 20,521,382
Starbucks Corp.	93,296	10,431,426
		50,998,379
Household Products 0.9%
Procter & Gamble Co. (The)	104,509	14,101,399
Industrial Conglomerates 1.1%
Honeywell International, Inc.	78,807	17,286,315
Insurance 1.1%
Progressive Corp. (The)	179,265	17,605,616
Interactive Media & Services 3.7%
Alphabet, Inc., Class C (l)	23,318	58,442,370
Internet & Direct Marketing Retail 3.0%
Amazon.com, Inc. (l)	14,059	48,365,209
IT Services 3.4%
Accenture plc, Class A	36,731	10,827,932
Fidelity National Information Services, Inc.	44,420	6,292,981
Mastercard, Inc., Class A	101,825	37,175,289
		54,296,202
Leisure Products 0.5%
Hasbro, Inc.	78,700	7,438,724
Life Sciences Tools & Services 1.2%
Illumina, Inc. (l)	13,700	6,482,977
Thermo Fisher Scientific, Inc.	25,815	13,022,893
		19,505,870
Machinery 1.2%
Deere & Co.	46,858	16,527,285
Parker-Hannifin Corp.	6,725	2,065,315
		18,592,600
Media 1.4%
Comcast Corp., Class A	396,766	22,623,597
Multiline Retail 1.0%
Dollar General Corp.	72,121	15,606,263
	Shares	Value

Personal Products 0.3%
Estee Lauder Cos., Inc. (The), Class A	13,412	$ 4,266,089
Pharmaceuticals 2.5%
AstraZeneca plc, Sponsored ADR (h)	82,745	4,956,426
Eli Lilly and Co.	95,306	21,874,633
Merck & Co., Inc.	164,779	12,814,863
		39,645,922
Real Estate Management & Development 0.3%
CBRE Group, Inc., Class A (l)	61,462	5,269,137
Road & Rail 0.1%
CSX Corp.	59,689	1,914,823
Semiconductors & Semiconductor Equipment 4.7%
Advanced Micro Devices, Inc. (l)	79,262	7,445,080
Lam Research Corp.	42,782	27,838,247
NVIDIA Corp.	30,287	24,232,629
Texas Instruments, Inc.	78,552	15,105,549
		74,621,505
Software 8.5%
Adobe, Inc. (l)	56,564	33,126,141
Autodesk, Inc. (l)	12,668	3,697,789
Cadence Design Systems, Inc. (l)	44,546	6,094,784
Microsoft Corp.	300,624	81,439,042
salesforce.com, Inc. (l)	47,571	11,620,168
		135,977,924
Specialty Retail 1.6%
Home Depot, Inc. (The)	78,028	24,882,349
Technology Hardware, Storage & Peripherals 3.3%
Apple, Inc.	386,592	52,947,640
Textiles, Apparel & Luxury Goods 0.9%
NIKE, Inc., Class B	93,404	14,429,984
Total Common Stocks (Cost $593,972,029)		1,028,008,875
Preferred Stocks 0.2%
Banks 0.2%
First Republic Bank, 4.12% (g)(h)(l)	55,450	1,422,293
Truist Financial Corp., 4.75% (g)(l)	61,225	1,629,809
Total Preferred Stocks (Cost $2,916,875)		3,052,102

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Janus Henderson Balanced Portfolio

	Shares	Value
Short-Term Investments 4.0%
Affiliated Investment Company 3.6%
MainStay U.S. Government Liquidity Fund, 0.01% (m)	57,559,601	$ 57,559,601
Unaffiliated Investment Company 0.4%
Wells Fargo Government Money Market Fund, 0.025% (m)(n)	6,628,836	6,628,836
Total Short-Term Investments (Cost $64,188,437)		64,188,437
Total Investments (Cost $1,199,083,651)	103.2%	1,643,703,511
Other Assets, Less Liabilities	(3.2)	(51,318,031)
Net Assets	100.0%	$ 1,592,385,480

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2021.
(c)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2021.
(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, the total market value was $3,857,833, which represented 0.2% of the Portfolio’s net assets.
(e)	Step coupon—Rate shown was the rate in effect as of June 30, 2021.
(f)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2021.
(g)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(h)	All or a portion of this security was held on loan. As of June 30, 2021, the aggregate market value of securities on loan was $6,839,824; the total market value of collateral held by the Portfolio was $7,018,293. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $389,457. The Portfolio received cash collateral with a value of $6,628,836. (See Note 2(H))
(i)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2021, the total net market value was $39,314,150, which represented 2.5% of the Portfolio’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.
(j)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2021.
(k)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(l)	Non-income producing security.
(m)	Current yield as of June 30, 2021.
(n)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
ADR—American Depositary Receipt
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
TBA—To Be Announced
TBD—To Be Determined
UMBS—Uniform Mortgage Backed Securities
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 33,743,027	$ —	$ 33,743,027
Corporate Bonds	—	215,510,058	—	215,510,058
Loan Assignments	—	7,118,413	—	7,118,413
Mortgage-Backed Securities	—	98,563,019	—	98,563,019
U.S. Government & Federal Agencies	—	193,519,580	—	193,519,580
Total Long-Term Bonds	—	548,454,097	—	548,454,097
Common Stocks	1,028,008,875	—	—	1,028,008,875
Preferred Stocks	3,052,102	—	—	3,052,102
Short-Term Investments
Affiliated Investment Company	57,559,601	—	—	57,559,601
Unaffiliated Investment Company	6,628,836	—	—	6,628,836
Total Short-Term Investments	64,188,437	—	—	64,188,437
Total Investments in Securities	$ 1,095,249,414	$ 548,454,097	$ —	$ 1,643,703,511

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP Janus Henderson Balanced Portfolio

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $1,141,524,050) including securities on loan of $6,839,824	$1,586,143,910
Investment in affiliated investment companies, at value (identified cost $57,559,601)	57,559,601
Cash	135,983
Due from custodian	82,818
Receivables:
Investment securities sold	5,442,754
Dividends and interest	2,780,273
Portfolio shares sold	1,051,947
Securities lending	2,125
Other assets	20,038
Total assets	1,653,219,449
Liabilities
Cash collateral received for securities on loan	6,628,836
Payables:
Investment securities purchased	53,044,979
Manager (See Note 3)	697,080
NYLIFE Distributors (See Note 3)	233,676
Shareholder communication	120,632
Professional fees	72,980
Custodian	35,786
Total liabilities	60,833,969
Net assets	$1,592,385,480
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 96,940
Additional paid-in-capital	1,008,698,137
1,008,795,077
Total distributable earnings (loss)	583,590,403
Net assets	$1,592,385,480
Initial Class
Net assets applicable to outstanding shares	$ 437,004,547
Shares of beneficial interest outstanding	26,440,357
Net asset value per share outstanding	$ 16.53
Service Class
Net assets applicable to outstanding shares	$1,155,380,933
Shares of beneficial interest outstanding	70,500,034
Net asset value per share outstanding	$ 16.39

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 6,945,908
Dividends-unaffiliated	6,351,257
Securities lending	14,833
Dividends-affiliated	1,906
Total income	13,313,904
Expenses
Manager (See Note 3)	4,062,237
Distribution/Service—Service Class (See Note 3)	1,352,920
Professional fees	84,920
Shareholder communication	66,270
Custodian	30,375
Trustees	15,047
Miscellaneous	18,375
Total expenses	5,630,144
Net investment income (loss)	7,683,760
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	62,124,582
Net change in unrealized appreciation (depreciation) on unaffiliated investments	56,144,994
Net realized and unrealized gain (loss)	118,269,576
Net increase (decrease) in net assets resulting from operations	$125,953,336
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP Janus Henderson Balanced Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 7,683,760	$ 18,335,563
Net realized gain (loss)	62,124,582	53,224,727
Net change in unrealized appreciation (depreciation)	56,144,994	106,458,260
Net increase (decrease) in net assets resulting from operations	125,953,336	178,018,550
Distributions to shareholders:
Initial Class	—	(20,833,044)
Service Class	—	(49,436,862)
Total distributions to shareholders	—	(70,269,906)
Capital share transactions:
Net proceeds from sales of shares	63,325,141	174,035,243
Net asset value of shares issued to shareholder in reinvestment of distributions	—	70,269,906
Cost of shares redeemed	(55,818,584)	(217,020,749)
Increase (decrease) in net assets derived from capital share transactions	7,506,557	27,284,400
Net increase (decrease) in net assets	133,459,893	135,033,044
Net Assets
Beginning of period	1,458,925,587	1,323,892,543
End of period	$1,592,385,480	$1,458,925,587
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 15.21	$ 14.04	$ 12.31	$ 13.18	$ 11.82	$ 12.11
Net investment income (loss) (a)	0.09	0.22	0.27	0.26	0.25	0.22
Net realized and unrealized gain (loss) on investments	1.23	1.74	2.48	(0.14)	1.89	0.32
Net realized and unrealized gain (loss) on foreign currency transactions	—	(0.00)‡	0.00‡	(0.00)‡	0.00‡	0.00‡
Total from investment operations	1.32	1.96	2.75	0.12	2.14	0.54
Less distributions:
From net investment income	—	(0.27)	(0.25)	(0.25)	(0.23)	(0.23)
From net realized gain on investments	—	(0.52)	(0.77)	(0.74)	(0.55)	(0.60)
Total distributions	—	(0.79)	(1.02)	(0.99)	(0.78)	(0.83)
Net asset value at end of period	$ 16.53	$ 15.21	$ 14.04	$ 12.31	$ 13.18	$ 11.82
Total investment return (b)	8.68%(c)	14.32%	22.93%	0.42%	18.35%	4.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.21%††	1.57%	2.01%	1.93%	1.95%	1.87%
Net expenses (d)	0.57%††	0.58%	0.58%	0.58%	0.58%	0.59%
Expenses (before waiver/reimbursement) (d)	0.57%††	0.58%	0.58%	0.58%(e)	0.58%(e)	0.59%
Portfolio turnover rate	54%(f)	106%(f)	98%(f)	132%(f)	73%(f)	74%
Net assets at end of period (in 000’s)	$ 437,005	$ 416,712	$ 404,231	$ 371,106	$ 417,996	$ 401,219

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Expense waiver/reimbursement less than 0.01%.
(f)	The portfolio turnover rate not including mortgage dollar rolls were 36%, 95%, 93%, 103% and 66% for the six months ended June 30, 2021 and for the years ended December 31, 2020, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP Janus Henderson Balanced Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Service Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 15.10	$ 13.94	$ 12.24	$ 13.11	$ 11.77	$ 12.06
Net investment income (loss) (a)	0.07	0.18	0.24	0.22	0.22	0.19
Net realized and unrealized gain (loss) on investments	1.22	1.74	2.45	(0.13)	1.88	0.32
Net realized and unrealized gain (loss) on foreign currency transactions	—	(0.00)‡	0.00‡	(0.00)‡	0.00‡	0.00‡
Total from investment operations	1.29	1.92	2.69	0.09	2.10	0.51
Less distributions:
From net investment income	—	(0.24)	(0.22)	(0.22)	(0.21)	(0.20)
From net realized gain on investments	—	(0.52)	(0.77)	(0.74)	(0.55)	(0.60)
Total distributions	—	(0.76)	(0.99)	(0.96)	(0.76)	(0.80)
Net asset value at end of period	$ 16.39	$ 15.10	$ 13.94	$ 12.24	$ 13.11	$ 11.77
Total investment return (b)	8.54%(c)	14.03%	22.62%	0.17%	18.05%	4.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.95%††	1.31%	1.76%	1.69%	1.70%	1.62%
Net expenses (d)	0.82%††	0.83%	0.83%	0.83%	0.83%	0.84%
Expenses (before waiver/reimbursement) (d)	0.82%††	0.83%	0.83%	0.83%(e)	0.83%(e)	0.84%
Portfolio turnover rate	54%(f)	106%(f)	98%(f)	132%(f)	73%(f)	74%
Net assets at end of period (in 000’s)	$ 1,155,381	$ 1,042,214	$ 919,661	$ 748,653	$ 730,439	$ 619,849

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Expense waiver/reimbursement less than 0.01%.
(f)	The portfolio turnover rate not including mortgage dollar rolls were 36%, 95%, 93%, 103% and 66% for the six months ended June 30, 2021 and for the years ended December 31, 2020, 2019, 2018 and 2017, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Janus Henderson Balanced Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term capital growth, consistent with preservation of capital and balanced by current income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification
Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure

32	MainStay VP Janus Henderson Balanced Portfolio

purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The
33

Notes to Financial Statements (Unaudited) (continued)
evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the

34	MainStay VP Janus Henderson Balanced Portfolio

expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2021, the Portfolio did not hold any unfunded commitments.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(J) Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry
35

Notes to Financial Statements (Unaudited) (continued)
or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio’s investments may include loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
The Portfolio may invest in foreign securities, both debt and equity securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not

36	MainStay VP Janus Henderson Balanced Portfolio

yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Janus Capital Management LLC (“Janus” or the “Subadvisor”), a registered investment adviser and wholly-owned subsidiary of Janus Henderson Group PLC, doing business as Janus Henderson Investors, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Janus, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.55% up to $1 billion; 0.525% from $1 billion to $2 billion; and 0.515% in excess of $2 billion. During the six-month period ended June 30, 2021, the effective management fee rate was 0.54%.
During the six-month period ended June 30, 2021, New York Life Investments earned fees from the Portfolio in the amount of $4,062,237 and paid the Subadvisor fees in the amount of $1,901,090.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
(C) Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 33,485	$ 193,595	$ (169,520)	$ —	$ —	$ 57,560	$ 2	$ —	57,560

37

Notes to Financial Statements (Unaudited) (continued)
Note 4-Federal Income Tax
As of June 30, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,200,900,124	$445,060,003	$(2,256,616)	$442,803,387
During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$33,150,432
Long-Term Capital Gains	37,119,474
Total	$70,269,906
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $8,391 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the
Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2021, purchases and sales of U.S. government securities were $312,525 and $247,048, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $506,071 and $558,531 respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	207,608	$ 3,251,403
Shares redeemed	(1,165,158)	(18,247,797)
Net increase (decrease)	(957,550)	$ (14,996,394)
Year ended December 31, 2020:
Shares sold	758,889	$ 10,891,846
Shares issued to shareholders in reinvestment of distributions	1,448,943	20,833,044
Shares redeemed	(3,611,218)	(50,728,001)
Net increase (decrease)	(1,403,386)	$ (19,003,111)

38	MainStay VP Janus Henderson Balanced Portfolio

Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	3,917,295	$ 60,073,738
Shares redeemed	(2,438,547)	(37,570,787)
Net increase (decrease)	1,478,748	$ 22,502,951
Year ended December 31, 2020:
Shares sold	11,648,966	$ 163,143,397
Shares issued to shareholders in reinvestment of distributions	3,461,335	49,436,862
Shares redeemed	(12,044,352)	(166,292,748)
Net increase (decrease)	3,065,949	$ 46,287,511
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
39

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
40	MainStay VP Janus Henderson Balanced Portfolio

Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
41

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
nylinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2021 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781630	MSVPJB10-08/21
(NYLIAC) NI524

MainStay VP Floating Rate Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the U.S. Federal Reserve. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/2/2005	2.39%	9.72%	4.29%	3.83%	0.65%
Service Class Shares	5/2/2005	2.26	9.44	4.02	3.56	0.90

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P/LSTA Leveraged Loan Index[1]	3.28%	11.65%	4.99%	4.39%
Morningstar Bank Loan Category Average[2]	2.83	9.97	3.89	3.66

1.	The S&P/LSTA Leveraged Loan Index is the Portfolio's primary benchmark. The S&P/LSTA Leveraged Loan Index is a broad-based index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Bank Loan Category Average is representative of funds that invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Floating Rate Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,023.90	$3.26	$1,021.57	$3.26	0.65%
Service Class Shares	$1,000.00	$1,022.60	$4.51	$1,020.33	$4.51	0.90%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Floating Rate Portfolio

Industry Composition as of June 30, 2021 (Unaudited)
Electronics	11.9%
Healthcare, Education & Childcare	9.7
Finance	8.4
Hotels, Motels, Inns & Gaming	4.8
Telecommunications	4.7
Chemicals, Plastics & Rubber	4.6
Broadcasting & Entertainment	4.2
Diversified/Conglomerate Manufacturing	3.9
Containers, Packaging & Glass	3.6
Insurance	3.2
Utilities	3.1
Aerospace & Defense	2.9
Buildings & Real Estate	2.8
Diversified/Conglomerate Service	2.5
Personal, Food & Miscellaneous Services	2.4
Beverage, Food & Tobacco	2.2
Retail Store	2.0
Leisure, Amusement, Motion Pictures & Entertainment	2.0
Personal & Nondurable Consumer Products	1.9
Commercial Services	1.9
Automobile	1.6
Banking	1.6
Oil & Gas	1.5
Services: Business	1.4
Machinery (Non–Agriculture, Non–Construct & Non–Electronic)	1.3
Manufacturing	1.1
Mining, Steel, Iron & Non–Precious Metals	1.0
Printing & Publishing	1.0
Entertainment	0.9
Personal & Nondurable Consumer Products (Manufacturing Only)	0.5
Retail	0.5
Personal Transportation	0.4
Electric	0.4%
Affiliated Investment Company	0.3
Cargo Transport	0.3
Ecological	0.3
Environmental Control	0.3
Home and Office Furnishings, Housewares & Durable Consumer Products	0.2
Media	0.2
Lodging	0.2
Real Estate	0.2
Packaging & Containers	0.2
Radio and TV Broadcasting	0.1
Pharmaceuticals	0.1
Auto Manufacturers	0.1
Food	0.1
Iron & Steel	0.1
Distribution & Wholesale	0.1
Real Estate Investment Trusts	0.1
Building Materials	0.1
Chemicals	0.1
Oil & Gas Services	0.1
Airlines	0.1
Software	0.1
Healthcare–Services	0.0‡
Machinery–Diversified	0.0‡
Health Care Equipment & Supplies	0.0‡
Health Care Providers & Services	0.0‡
Metals & Mining	0.0‡
Communications Equipment	0.0‡
Independent Power and Renewable Electricity Producers	0.0‡
Short–Term Investments	8.5
Other Assets, Less Liabilities	–7.8
100.0%
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Issuers Held as of June 30, 2021 (excluding short-term investments) (Unaudited)
1.	Sunshine Luxembourg VII SARL, 4.50%, due 10/1/26
2.	Peraton Corp., 4.50%, due 2/1/28
3.	Organon & Co., 3.50%-5.125%, due 6/2/28–4/30/31
4.	SS&C Technologies Holdings, Inc., 1.854%, due 4/16/25
5.	Asurion LLC, 3.104%-5.354%, due 11/3/23–1/31/28
6.	Triton Water Holdings, Inc., 4.00%, due 3/31/28
7.	Scientific Games International, Inc., 2.854%-7.00%, due 8/14/24–5/15/28
8.	Prime Security Services Borrower LLC, 3.50%-6.25%, due 9/23/26–1/15/28
9.	IRB Holding Corp., 3.75%-7.00%, due 2/5/25–12/15/27
10.	TransDigm, Inc., 2.354%, due 5/30/25–12/9/25

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Portfolio’s Subadvisor.
How did MainStay VP Floating Rate Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP Floating Rate Portfolio returned 2.39% for Initial Class shares and 2.26% for Service Class shares. Over the same period, both share classes underperformed the 3.28% return of the S&P/LSTA Leveraged Loan Index (“the Index”), which is the Portfolio’s benchmark. As of June 30, 2021, both share classes underperformed the 2.83% return of the Morningstar Bank Loan Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
Market conditions were generally favorable during the reporting period, with the floating-rate market realizing positive performance consistent with other risk assets, including equities and high yield. These risk assets generally continue to recover from the pandemic-related market sell-off that occurred in February and March of 2020, the most severe sell-off since the Global Financial Crisis that began in 2008. Those segments of the loan market that underperformed the most during 2020, including lower credit quality and more COVID-sensitive sectors, tended to outperform in the current reporting period. The Portfolio has historically been positioned with higher credit quality and less exposure to COVID-impacted sectors, and underperformed as a result.
What was the Portfolio’s duration2 strategy during the reporting period?
Floating-rate loans are, by their nature, a low-duration asset. Loans earn a stated spread3 over a floating reference rate, which is the London InterBank Offered Rate (“LIBOR”)4. Issuers can generally borrow under a 30- to 90-day range with LIBOR. The weighted-average time to LIBOR reset on the Portfolio averaged less than 40 days during the reporting period.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
As noted above, as financial markets and the economy continued to recover during the reporting period, we selectively and modestly added to the Portfolio’s high-yield bond allocation in addition to more COVID-sensitive floating-rate loans that continued to rally. The Portfolio also saw a modest decrease in its overweight position relative to the Index in credit rated BB.5
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
During the reporting period the Portfolio realized its largest contributions to absolute performance from its market-weight position in home furnishings, its out-of-benchmark bond positions and its underweight exposure to containers & packaging. (Contributions take weightings and total returns into account.) The most significant detractors from the Portfolio’s absolute performance came from its underweight positions in oil & gas, electronics and leisure.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio’s largest loan purchases during the reporting period included issues from financial services provider CoreLogic and bottled water manufacturer Triton Water Holdings, reflecting our favorable view toward the relative value, business prospects and management of these issuers. The largest sales during the reporting period were holdings in lighting and ceiling fan manufacturer VC GB Holdings, department store chain Belk, and business process outsourcing services provider Tempo Acquisition. The Portfolio’s sale of loans from VC GB and Belk reflected concerns about future company performance, while the partial sale of holdings from Tempo was a reduction closer to a market weight position given our view of relative value.

1.	See page 5 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	LIBOR is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.
5.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
8	MainStay VP Floating Rate Portfolio

How did the Portfolio’s sector weightings change during the reporting period?
As the economy and markets continued to recover from the onset of COVID-19, we increased the Portfolio’s exposure to out-of-benchmark positions in high-yield bonds and health care. Conversely, the Portfolio’s benchmark-relative exposure fell in electronics and utilities.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2021, we remained cautiously optimistic about floating-rate market performance. We maintained the Portfolio’s overweight positions relative to the Index in packaging, gaming and building materials, and expected to continue to do so in the prevailing environment. The Portfolio continued to hold underweight exposure to electronics, business services and health care while looking for opportunities to add exposure in these underweight sectors subject to our underwriting criteria.
From a ratings perspective, the Portfolio was moving closer to a market-weight position in credit rated BB and better, while moving toward an overweight position in credit rated B,6 reflecting our view on improving credit fundamentals for the loan market and better relative performance. We were also looking to maintain lower cash balances with additional fund purchases subject to market conditions and flows into or out of the Portfolio.
6.	An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2021† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 99.0%
Corporate Bonds 4.2%
Aerospace & Defense 0.2%
Howmet Aerospace, Inc.
6.875%, due 5/1/25	$ 200,000	$ 232,796
Spirit AeroSystems, Inc.
7.50%, due 4/15/25 (a)	900,000	960,750
		1,193,546
Airlines 0.1%
United Airlines, Inc. (a)
4.375%, due 4/15/26	200,000	207,036
4.625%, due 4/15/29	600,000	621,000
		828,036
Auto Manufacturers 0.1%
Ford Motor Co.
8.50%, due 4/21/23	300,000	334,785
9.00%, due 4/22/25	600,000	739,722
		1,074,507
Building Materials 0.1%
Koppers, Inc.
6.00%, due 2/15/25 (a)	500,000	516,000
U.S. Concrete, Inc.
5.125%, due 3/1/29 (a)	200,000	218,500
		734,500
Chemicals 0.1%
Kraton Polymers LLC
4.25%, due 12/15/25 (a)	400,000	408,000
Nouryon Holding BV
8.00%, due 10/1/26 (a)	500,000	530,000
		938,000
Commercial Services 0.6%
Bidfair Holdings, Inc.
5.875%, due 6/1/29 (a)	900,000	913,500
Herc Holdings, Inc.
5.50%, due 7/15/27 (a)	850,000	896,087
Jaguar Holding Co. II
4.625%, due 6/15/25 (a)	1,200,000	1,260,000
Prime Security Services Borrower LLC
6.25%, due 1/15/28 (a)	1,000,000	1,063,750
Team Health Holdings, Inc.
6.375%, due 2/1/25 (a)	500,000	475,530
		4,608,867
	Principal Amount	Value

Distribution & Wholesale 0.1%
IAA, Inc.
5.50%, due 6/15/27 (a)	$ 500,000	$ 524,860
KAR Auction Services, Inc.
5.125%, due 6/1/25 (a)	350,000	359,170
		884,030
Electric 0.4%
NRG Energy, Inc.
7.25%, due 5/15/26	1,300,000	1,347,586
Vistra Operations Co. LLC
5.00%, due 7/31/27 (a)	1,500,000	1,539,945
		2,887,531
Entertainment 0.1%
Scientific Games International, Inc.
7.00%, due 5/15/28 (a)	900,000	982,980
Environmental Control 0.3%
GFL Environmental, Inc. (a)
3.75%, due 8/1/25	1,000,000	1,027,500
4.25%, due 6/1/25	500,000	520,770
4.75%, due 6/15/29	1,000,000	1,038,300
		2,586,570
Food 0.1%
Post Holdings, Inc.
5.50%, due 12/15/29 (a)	240,000	257,100
U.S. Foods, Inc.
6.25%, due 4/15/25 (a)	500,000	530,000
		787,100
Healthcare-Services 0.0% ‡
Acadia Healthcare Co., Inc.
5.00%, due 4/15/29 (a)	120,000	125,150
Iron & Steel 0.1%
Carpenter Technology Corp.
6.375%, due 7/15/28	310,000	340,334
Lodging 0.2%
Boyd Gaming Corp.
4.75%, due 12/1/27	400,000	414,000
8.625%, due 6/1/25 (a)	1,000,000	1,102,370
		1,516,370
Machinery-Diversified 0.0% ‡
GrafTech Finance, Inc.
4.625%, due 12/15/28 (a)	220,000	225,775

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Media 0.1%
Radiate Holdco LLC
4.50%, due 9/15/26 (a)	$ 370,000	$ 382,950
Univision Communications, Inc.
6.625%, due 6/1/27 (a)	600,000	650,130
		1,033,080
Oil & Gas Services 0.1%
USA Compression Partners LP
6.875%, due 4/1/26	360,000	377,100
Packaging & Containers 0.2%
Ardagh Metal Packaging Finance USA LLC
4.00%, due 9/1/29 (a)	400,000	396,630
Ardagh Packaging Finance plc
5.25%, due 4/30/25 (a)	1,000,000	1,051,250
Plastipak Holdings, Inc.
6.25%, due 10/15/25 (a)	220,000	224,950
		1,672,830
Pharmaceuticals 0.1%
Bausch Health Cos., Inc.
5.50%, due 11/1/25 (a)	300,000	307,800
Organon & Co.
5.125%, due 4/30/31 (a)	600,000	618,120
		925,920
Real Estate 0.2%
Realogy Group LLC (a)
5.75%, due 1/15/29	1,330,000	1,390,369
7.625%, due 6/15/25	240,000	260,328
		1,650,697
Real Estate Investment Trusts 0.1%
Iron Mountain, Inc.
5.00%, due 7/15/28 (a)	350,000	363,283
RHP Hotel Properties LP
4.75%, due 10/15/27	300,000	308,115
		671,398
Retail 0.5%
1011778 BC ULC
4.00%, due 10/15/30 (a)	1,040,000	1,006,200
IRB Holding Corp.
7.00%, due 6/15/25 (a)	580,000	626,412
LBM Acquisition LLC
6.25%, due 1/15/29 (a)	1,000,000	1,007,700
	Principal Amount	Value

Retail (continued)
Magic Mergeco, Inc. (a)
5.25%, due 5/1/28	$ 450,000	$ 461,668
7.875%, due 5/1/29	600,000	618,750
		3,720,730
Software 0.1%
Clarivate Science Holdings Corp. (a)
3.875%, due 6/30/28	300,000	302,733
4.875%, due 6/30/29	300,000	307,875
		610,608
Telecommunications 0.3%
Frontier Communications Holdings LLC
5.875%, due 10/15/27 (a)	280,000	299,950
LogMeIn, Inc.
5.50%, due 9/1/27 (a)	1,100,000	1,138,555
Lumen Technologies, Inc.
4.50%, due 1/15/29 (a)	670,000	653,887
Telesat Canada
4.875%, due 6/1/27 (a)	600,000	579,000
		2,671,392
Total Corporate Bonds (Cost $31,666,531)		33,047,051
Loan Assignments 94.8%
Aerospace & Defense 2.7%
AI Convoy (Luxembourg) SARL
Facility Term Loan B
4.50% (2 Month LIBOR + 3.50%, 6 Month LIBOR + 3.50%), due 1/18/27 (b)	861,740	860,394
Asplundh Tree Expert LLC
Amendment No. 1 Term Loan
1.854% (1 Month LIBOR + 1.75%), due 9/7/27 (b)	2,651,219	2,642,014
Dynasty Acquisition Co., Inc. (b)
2020 Term Loan B1
3.647% (3 Month LIBOR + 3.50%), due 4/6/26	1,528,827	1,486,784
2020 Term Loan B2
3.647% (3 Month LIBOR + 3.50%), due 4/6/26	821,950	799,346
Kestrel Bidco, Inc.
Term Loan
4.00% (3 Month LIBOR + 3.00%), due 12/11/26 (b)	1,234,375	1,208,762
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Aerospace & Defense (continued)
Russell Investments U.S. Institutional Holdco, Inc.
2025 Term Loan
4.50% (3 Month LIBOR + 3.50%), due 5/30/25 (b)	$ 4,367,733	$ 4,340,435
Science Applications International Corp.
Tranche Term Loan B
1.979% (1 Month LIBOR + 1.875%), due 10/31/25 (b)	877,500	875,306
SkyMiles IP Ltd.
Initial Term Loan
4.75% (3 Month LIBOR + 3.75%), due 10/20/27 (b)	1,185,714	1,251,670
TransDigm, Inc. (b)
Tranche Refinancing Term Loan E
2.354% (1 Month LIBOR + 2.25%), due 5/30/25	967,763	952,641
Tranche Refinancing Term Loan F
2.354% (1 Month LIBOR + 2.25%), due 12/9/25	4,091,292	4,027,648
United AirLines, Inc.
Term Loan B
4.50% (3 Month LIBOR + 3.75%), due 4/21/28 (b)	2,793,000	2,826,916
		21,271,916
Automobile 1.6%
American Axle & Manufacturing, Inc.
Tranche Term Loan B
3.00% (1 Month LIBOR + 2.25%), due 4/6/24 (b)	1,304,652	1,299,578
Autokiniton U.S. Holdings, Inc.
Closing Date Term B
5.00% (3 Month LIBOR + 4.50%), due 4/6/28 (b)	1,456,350	1,465,452
Belron Finance U.S. LLC (b)
First Incremental Loan
2.438% (3 Month LIBOR + 2.25%), due 11/13/25	975,000	969,313
2019 Dollar Second Incremental Loan
2.438% (3 Month LIBOR + 2.25%), due 10/30/26	1,231,250	1,221,631
Belron Group SA
Dollar Third Incremental Loan
3.25% (3 Month LIBOR + 2.75%), due 4/13/28 (b)	965,081	961,060
	Principal Amount	Value

Automobile (continued)
Chassix, Inc.
Initial Term Loan
6.50% (3 Month LIBOR + 4.50%, 3 Month LIBOR + 5.50%), due 11/15/23 (b)	$ 1,947,500	$ 1,930,459
Clarios Global LP
First Lien Amendment No. 1 Dollar Term Loan
3.354% (1 Month LIBOR + 3.25%), due 4/30/26 (b)	1,370,942	1,357,233
KAR Auction Services, Inc.
Tranche Term Loan B6
2.375% (1 Month LIBOR + 2.25%), due 9/19/26 (b)	734,413	724,621
Wand Newco 3, Inc.
First Lien Tranche Term Loan B1
3.104% (1 Month LIBOR + 3.00%), due 2/5/26 (b)	2,653,640	2,618,575
		12,547,922
Banking 1.6%
Apollo Commercial Real Estate Finance, Inc. (b)
Initial Term Loan
2.841% (1 Month LIBOR + 2.75%), due 5/15/26	1,473,750	1,451,644
Term Loan B1
4.00% (1 Month LIBOR + 3.50%), due 3/11/28	750,000	748,125
Broadstreet Partners, Inc.
2020 Initial Term Loan
3.354% (1 Month LIBOR + 3.25%), due 1/27/27 (b)	2,528,350	2,504,330
Brookfield Property REIT, Inc.
Initial Term Loan B
2.604% (1 Month LIBOR + 2.50%), due 8/27/25 (b)	1,411,782	1,376,488
Edelman Financial Engines Center LLC (The)
2021 First Lien Initial Term Loan
4.50% (1 Month LIBOR + 3.75%), due 4/7/28 (b)	1,661,750	1,662,212
Greenhill & Co., Inc.
New Term Loan
3.354% (1 Month LIBOR + 3.25%), due 4/12/24 (b)(c)(d)	628,603	626,245
Jane Street Group LLC
Dollar Term Loan
2.854% (1 Month LIBOR + 2.75%), due 1/26/28 (b)	3,816,223	3,797,142
		12,166,186

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Beverage, Food & Tobacco 2.2%
8th Avenue Food & Provisions, Inc.
First Lien Term Loan
3.591% (1 Month LIBOR + 3.50%), due 10/1/25 (b)	$ 2,554,898	$ 2,544,786
American Seafoods Group LLC
First Lien Tranche Term Loan B
3.75% (1 Month LIBOR + 2.75%, 3 Month LIBOR + 2.75%), due 8/21/23 (b)	589,361	589,361
Arctic Glacier Group Holdings, Inc.
Specified Refinancing Term Loan
4.50% (3 Month LIBOR + 3.50%), due 3/20/24 (b)(c)	619,218	590,966
CHG PPC Parent LLC
First Lien Initial Term Loan
2.854% (1 Month LIBOR + 2.75%), due 3/31/25 (b)	1,697,500	1,676,281
City Brewing Co. LLC
First Lien Closing Date Term Loan
4.25% (3 Month LIBOR + 3.50%), due 4/5/28 (b)	1,700,000	1,704,250
Froneri International Ltd.
First Lien Facility Term Loan B2
2.354% (1 Month LIBOR + 2.25%), due 1/29/27 (b)	1,470,150	1,447,179
H Food Holdings LLC
Initial Term Loan
3.792% (1 Month LIBOR + 3.6875%), due 5/23/25 (b)	1,259,784	1,250,729
JBS USA Lux SA
New Term Loan
2.093% (1 Month LIBOR + 2.00%), due 5/1/26 (b)	3,334,380	3,324,257
Sunshine Investments BV
Facility Term Loan B3
3.156% (3 Month LIBOR + 3.00%), due 3/28/25 (b)	2,960,000	2,937,800
United Natural Foods, Inc.
Initial Term Loan
3.604% (1 Month LIBOR + 3.50%), due 10/22/25 (b)	1,346,306	1,346,306
		17,411,915
	Principal Amount	Value

Broadcasting & Entertainment 4.2%
Altice France SA
USD Incremental Term Loan B13
4.155% (3 Month LIBOR + 4.00%), due 8/14/26 (b)	$ 1,218,750	$ 1,214,433
Charter Communications Operating LLC
Term Loan B1
1.86% (1 Month LIBOR + 1.75%), due 4/30/25 (b)	4,825,000	4,814,583
Clear Channel Outdoor Holdings, Inc.
Term Loan B
3.686% (3 Month LIBOR + 3.50%), due 8/21/26 (b)	1,719,375	1,677,465
Diamond Sports Group LLC
Term Loan
3.36% (1 Month LIBOR + 3.25%), due 8/24/26 (b)	2,942,563	1,793,913
Gray Television, Inc.
Term Loan C
2.592% (1 Month LIBOR + 2.50%), due 1/2/26 (b)	2,506,446	2,492,869
Nexstar Broadcasting, Inc.
Term Loan B4
2.592% (1 Month LIBOR + 2.50%), due 9/18/26 (b)	2,911,767	2,901,887
Numericable U.S. LLC (b)
Term Loan B11
2.936% (3 Month LIBOR + 2.75%), due 7/31/25	1,890,573	1,859,062
USD Term Loan B12
3.871% (3 Month LIBOR + 3.6875%), due 1/31/26	964,976	955,671
Radiate Holdco LLC
Term Loan B
4.25% (1 Month LIBOR + 3.50%), due 9/25/26 (b)	4,120,353	4,118,808
Terrier Media Buyer, Inc.
First Lien 2021 Term Loan B
3.604% (1 Month LIBOR + 3.50%), due 12/17/26 (b)	3,300,912	3,283,949
Univision Communications Inc.
Term Loan B
TBD, due 5/5/28	2,080,000	2,074,280
Univision Communications, Inc.
First Lien 2017 Replacement Repriced Term Loan
3.75% (1 Month LIBOR + 2.75%), due 3/15/24 (b)	3,576,393	3,569,369
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Broadcasting & Entertainment (continued)
WideOpenWest Finance LLC
Eighth Amendment Term Loan B
4.25% (1 Month LIBOR + 3.25%), due 8/18/23 (b)	$ 2,406,906	$ 2,398,884
		33,155,173
Buildings & Real Estate 2.8%
Beacon Roofing Supply, Inc.
2028 Term Loan
2.604% (1 Month LIBOR + 2.50%), due 5/19/28 (b)	1,500,000	1,491,562
Core & Main LP
Initial Term Loan
3.75% (1 Month LIBOR + 2.75%, 3 Month LIBOR + 2.75%), due 8/1/24 (b)	2,537,886	2,533,656
Cornerstone Building Brands, Inc.
Tranche Term Loan B
3.75% (1 Month LIBOR + 3.25%), due 4/12/28 (b)	4,518,638	4,511,860
Cushman & Wakefield U.S. Borrower LLC
Replacement Term Loan
2.843% (1 Month LIBOR + 2.75%), due 8/21/25 (b)	2,927,969	2,898,689
Hamilton Holdco LLC
Term Loan
2.15% (3 Month LIBOR + 2.00%), due 1/2/27 (b)	304,597	302,313
Jeld-Wen, Inc.
Term Loan B4
2.104% (1 Month LIBOR + 2.00%), due 12/14/24 (b)	753,906	752,493
Realogy Group LLC
Extended 2025 Term Loan
3.00% (1 Month LIBOR + 2.25%), due 2/8/25 (b)	413,088	411,435
SIWF Holdings, Inc. (b)
First Lien Initial Term Loan
4.354% (1 Month LIBOR + 4.25%), due 6/15/25	1,753,399	1,753,837
Second Lien Initial Term Loan
8.604% (1 Month LIBOR + 8.50%), due 6/15/26	120,000	120,150
SRS Distribution Inc.
2021 Refinancing Term Loan
4.25% (1 Month LIBOR + 3.75%), due 6/2/28 (b)	2,080,000	2,077,075
	Principal Amount	Value

Buildings & Real Estate (continued)
Wilsonart LLC
Tranche Term Loan E
4.50% (3 Month LIBOR + 3.50%), due 12/31/26 (b)	$ 2,938,807	$ 2,935,951
Zebra Buyer LLC
Term Loan
TBD, due 4/21/28	1,800,000	1,804,500
		21,593,521
Cargo Transport 0.3%
Genesee & Wyoming, Inc.
Initial Term Loan
2.147% (3 Month LIBOR + 2.00%), due 12/30/26 (b)	2,478,725	2,461,684
Chemicals, Plastics & Rubber 4.6%
Allnex (Luxembourg) & Cy S.C.A. (b)(c)
Tranche Term Loan B2
4.00% (1 Month LIBOR + 3.25%), due 9/13/23	936,444	934,395
Tranche Term Loan B3
4.00% (1 Month LIBOR + 3.25%), due 9/13/23	705,543	703,999
Alpha 3 B.V.
Initial Dollar Term Loan
3.00% (3 Month LIBOR + 2.50%), due 3/18/28 (b)	1,024,000	1,018,080
Aruba Investments Holdings LLC
First Lien Initial Dollar Term Loan
4.75% (3 Month LIBOR + 4.00%), due 11/24/27 (b)	531,994	533,324
Cabot Microelectronics Corp.
Term Loan B1
2.125% (1 Month LIBOR + 2.00%), due 11/17/25 (b)	784,543	782,337
Diamond (BC) BV
Initial USD Term Loan 3.147%-3.185%
(2 Month LIBOR + 3.00%, 3 Month LIBOR + 3.00%), due 9/6/24 (b)	1,608,333	1,598,030
Emerald Performance Materials LLC
Cov-Lite Term Loan
5.00% (1 Month LIBOR + 4.00%), due 8/12/25 (b)	1,197,145	1,198,641
Flex Acquisition Co., Inc.
2021 Specified Refinancing Term Loan
4.00% (3 Month LIBOR + 3.50%), due 3/2/28 (b)	832,862	829,219

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Chemicals, Plastics & Rubber (continued)
INEOS Styrolution Group GmbH
2026 Tranche Dollar Term Loan B
3.25% (1 Month LIBOR + 2.75%), due 1/29/26 (b)	$ 1,940,000	$ 1,933,938
Ineos U.S. Finance LLC
2024 New Dollar Term Loan
2.104% (1 Month LIBOR + 2.00%), due 4/1/24 (b)	1,441,392	1,427,879
Innophos Holdings, Inc.
Initial Term Loan
3.604% (1 Month LIBOR + 3.50%), due 2/5/27 (b)	1,481,250	1,477,547
Jazz Pharmaceuticals plc
Initial Dollar Term Loan
4.00% (1 Month LIBOR + 3.50%), due 5/5/28 (b)	3,000,000	3,010,713
Lonza Group AG
Term Loan B
TBD, due 6/29/28	1,500,000	1,499,625
Minerals Technologies, Inc.
New Term Loan B1
3.00% (1 Month LIBOR + 2.25%), due 2/14/24 (b)(c)	618,032	618,419
Nouryon Finance BV
Initial Dollar Term Loan 2.843%-5.00%
(1 Month LIBOR + 2.75%, 3 Month LIBOR + 1.75%), due 10/1/25 (b)	3,039,694	3,014,617
Oxea Holding Vier GMBH
Tranche Term Loan B2
3.625% (1 Month LIBOR + 3.50%), due 10/14/24 (b)	2,237,500	2,223,516
Pactiv Evergreen, Inc.
Tranche U.S. Term Loan B1
2.854% (1 Month LIBOR + 2.75%), due 2/5/23 (b)	583,190	581,813
Parexel International Corp.
Initial Term Loan
2.854% (1 Month LIBOR + 2.75%), due 9/27/24 (b)	1,215,632	1,207,844
PPD, Inc.
Initial Term Loan
2.75% (1 Month LIBOR + 2.25%), due 1/13/28 (b)	2,681,757	2,676,393
PQ Corp.
Third Amendment Tranche Term Loan B1
2.436% (3 Month LIBOR + 2.25%), due 2/7/27 (b)	401,024	399,879
	Principal Amount	Value

Chemicals, Plastics & Rubber (continued)
SCIH Salt Holdings, Inc.
First Lien Term Loan B1
4.75% (3 Month LIBOR + 4.00%), due 3/16/27 (b)	$ 3,325,000	$ 3,329,156
Sparta U.S. HoldCo LLC
Term Loan
TBD, due 4/28/28	900,000	900,844
Tricorbraun Holdings, Inc. (b)
First Lien Closing Date Initial Term Loan
3.75% (3 Month LIBOR + 3.25%), due 3/3/28	1,148,025	1,138,518
First Lien Delayed Draw Term Loan
3.75% (3 Month LIBOR + 3.25%), due 3/3/28 (c)	8,608	8,536
Tronox Finance LLC
First Lien Refinancing Term Loan
% (1 Month LIBOR + 2.50%, 3 Month LIBOR + 2.50%), due 3/10/28 (b)	1,331,466	1,322,729
Venator Finance SARL
Initial Term Loan
3.104% (1 Month LIBOR + 3.00%), due 8/8/24 (b)	1,430,141	1,415,840
		35,785,831
Commercial Services 1.3%
ADMI Corp.
Amendment No. 4 Refinancing Term Loan
3.875% (1 Month LIBOR + 2.75%), due 12/23/27 (b)	1,496,250	1,480,871
MHI Holdings LLC
Initial Term Loan
5.095% (1 Month LIBOR + 5.00%), due 9/21/26 (b)	1,888,143	1,892,864
Prime Security Services Borrower LLC
First Lien 2021 Refinancing Term Loan B1
3.50% (1 Month LIBOR + 2.75%, 3 Month LIBOR + 2.75%), due 9/23/26 (b)	4,163,823	4,158,618
Sotheby's
2021 Refinancing Term Loan
5.50% (3 Month LIBOR + 4.75%), due 1/15/27 (b)	2,296,915	2,307,442
		9,839,795
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Containers, Packaging & Glass 3.6%
Alliance Laundry Systems LLC
Initial Term Loan B
4.25% (3 Month LIBOR + 3.50%), due 10/8/27 (b)	$ 1,771,714	$ 1,772,822
Altium Packaging LLC
First Lien 2021 Term Loan
3.25% (1 Month LIBOR + 2.75%), due 2/3/28 (b)	3,106,383	3,086,968
Anchor Glass Container Corp.
First Lien July 2017 Additional Term Loan
3.75% (3 Month LIBOR + 2.75%), due 12/7/23 (b)	2,094,222	1,937,155
Berlin Packaging LLC
Tranche Term Loan B4
3.75% (3 Month LIBOR + 3.25%), due 3/11/28 (b)	2,000,000	1,991,250
Berry Global, Inc.
Term Loan Z
1.827% (1 Month LIBOR + 1.75%), due 7/1/26 (b)	1,964,896	1,949,750
Charter Next Generation, Inc.
First Lien Initial Term Loan
4.50% (1 Month LIBOR + 4.25%), due 12/1/27 (b)	851,755	852,886
Clearwater Paper Corp.
Initial Term Loan
3.125% (1 Month LIBOR + 3.00%), due 7/26/26 (b)	1,077,083	1,077,083
Fort Dearborn Holding Co., Inc. (b)
First Lien Initial Term Loan
5.00% (1 Month LIBOR + 4.00%, 3 Month LIBOR + 4.00%), due 10/19/23	1,405,496	1,406,375
Second Lien Initial Term Loan
9.50% (3 Month LIBOR + 8.50%), due 10/21/24 (c)	1,000,000	997,500
Graham Packaging Co., Inc.
2021 Initial Term Loan
3.75% (1 Month LIBOR + 3.00%), due 8/4/27 (b)	3,289,806	3,285,694
Mauser Packaging Solutions Holding Co.
Initial Term Loan
3.354% (1 Month LIBOR + 3.25%), due 4/3/24 (b)	2,857,903	2,787,476
	Principal Amount	Value

Containers, Packaging & Glass (continued)
Pretium PKG Holdings, Inc.
First Lien Initial Term Loan
4.75% (3 Month LIBOR + 4.00%), due 11/5/27 (b)	$ 1,142,177	$ 1,143,248
Pro Mach Group, Inc.
First Lien Initial Term Loan
2.843% (1 Month LIBOR + 2.75%), due 3/7/25 (b)(c)	997,423	983,085
Reynolds Consumer Products LLC
Initial Term Loan
1.854% (1 Month LIBOR + 1.75%), due 2/4/27 (b)	1,299,432	1,288,467
Tank Holding Corp. (b)
First Lien 2020 Refinancing Term Loan 3.604%-5.75%
(1 Month LIBOR + 3.50%, 3 Month LIBOR + 2.50%), due 3/26/26	2,213,088	2,195,799
First Lien 2020 Incremental Term Loan 5.75%-7.25%
(1 Month LIBOR + 5.00%, 3 Month LIBOR + 4.00%, 3 Month LIBOR + 5.00%), due 3/26/26 (c)	1,094,500	1,097,236
Trident TPI Holdings, Inc.
Tranche Term Loan B1
4.00% (3 Month LIBOR + 3.00%), due 10/17/24 (b)	720,533	717,831
		28,570,625
Diversified/Conglomerate Manufacturing 3.9%
AI Ladder (Luxembourg) Subco SARL
Facility B
4.584% (52 Week LIBOR + 4.50%), due 7/9/25 (b)(c)	786,364	785,872
Allied Universal Holdco LLC
Initial U.S. Dollar Term Loan
4.25% (3 Month LIBOR + 3.75%), due 5/12/28 (b)	4,315,796	4,326,585
Bright Bidco BV
2018 Refinancing Term Loan B
4.50% (3 Month LIBOR + 3.50%), due 6/30/24 (b)	1,920,087	1,605,329
EWT Holdings III Corp.
Initial Term Loan
2.625% (1 Month LIBOR + 2.50%), due 4/1/28 (b)	1,750,000	1,737,421
Filtration Group Corp.
Initial Dollar Term Loan
3.104% (1 Month LIBOR + 3.00%), due 3/31/25 (b)	1,767,565	1,752,099

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Diversified/Conglomerate Manufacturing (continued)
Gardner Denver, Inc.
2020 GDI Tranche Dollar Term Loan B2
1.854% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	$ 1,988,575	$ 1,965,138
GYP Holdings III Corp.
2021 First Lien Incremental Term Loan
2.604% (1 Month LIBOR + 2.50%), due 6/1/25 (b)	1,394,997	1,390,637
Ingersoll-Rand Services Co.
2020 Spinco Tranche Dollar Term Loan B1
1.854% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	862,156	851,995
Iron Mountain Information Management LLC
Incremental Term Loan B
1.854% (1 Month LIBOR + 1.75%), due 1/2/26 (b)	1,814,063	1,777,781
LTI Holdings, Inc.
First Lien Initial Term Loan
3.604% (1 Month LIBOR + 3.50%), due 9/6/25 (b)	1,068,482	1,052,677
Pre-Paid Legal Services, Inc.
First Lien Initial Term Loan
3.354% (1 Month LIBOR + 3.25%), due 5/1/25 (b)	2,962,838	2,939,876
Quikrete Holdings, Inc.
First Lien Fourth Amendment Term Loan B1
TBD, due 5/12/28	1,500,000	1,487,250
First Lien Initial Term Loan
2.593% (1 Month LIBOR + 2.50%), due 2/1/27 (b)	2,301,741	2,279,011
Red Ventures LLC (b)
First Lien Term Loan B2
2.604% (1 Month LIBOR + 2.50%), due 11/8/24	2,992,770	2,950,552
First Lien Term Loan B3
4.25% (1 Month LIBOR + 3.50%), due 11/8/24	1,990,000	1,983,781
TRC Companies, Inc.
Initial Term Loan
4.50% (1 Month LIBOR + 3.50%), due 6/21/24 (b)(c)	863,681	861,162
WP CPP Holdings LLC
First Lien Initial Term Loan
4.75% (3 Month LIBOR + 3.75%), due 4/30/25 (b)	995,111	973,550
		30,720,716
	Principal Amount	Value

Diversified/Conglomerate Service 2.5%
Applied Systems, Inc. (b)
First Lien Closing Date Term Loan 3.75%-5.50%
(3 Month LIBOR + 2.25%, 3 Month LIBOR + 3.25%), due 9/19/24	$ 2,536,196	$ 2,529,402
2021 Second Lien Term Loan
6.25% (3 Month LIBOR + 5.50%), due 9/19/25	445,140	450,259
Blackhawk Network Holdings, Inc.
First Lien Term Loan
3.104% (1 Month LIBOR + 3.00%), due 6/15/25 (b)	1,967,429	1,944,066
Brightview Landscapes LLC
First Lien 2018 Initial Term Loan
2.625% (1 Month LIBOR + 2.50%), due 8/15/25 (b)	1,091,892	1,084,612
CCC Information Services, Inc.
First Lien Initial Term Loan
4.00% (1 Month LIBOR + 3.00%), due 4/29/24 (b)	921,021	920,199
Change Healthcare Holdings, Inc.
Closing Date Term Loan
3.50% (1 Month LIBOR + 2.50%), due 3/1/24 (b)	1,467,752	1,465,917
Greeneden U.S. Holdings I LLC
2020 Initial Dollar Term Loan
4.75% (1 Month LIBOR + 4.00%), due 12/1/27 (b)	1,433,293	1,435,853
IRI Holdings, Inc.
First Lien Initial Term Loan
4.354% (1 Month LIBOR + 4.25%), due 12/1/25 (b)	3,176,306	3,172,336
Mitchell International, Inc.
First Lien Initial Term Loan 3.342%-3.354%
(1 Month LIBOR + 3.25%), due 11/29/24 (b)	958,884	948,845
MKS Instruments, Inc.
Tranche Term Loan B6
1.843% (1 Month LIBOR + 1.75%), due 2/2/26 (b)	692,912	690,190
Monitronics International, Inc.
Term Loan
7.75% (1 Month LIBOR + 6.50%), due 3/29/24 (b)(c)	946,498	918,103
TruGreen LP
First Lien Second Refinancing Term Loan
4.75% (1 Month LIBOR + 4.00%), due 11/2/27 (b)	2,719,663	2,733,261
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Diversified/Conglomerate Service (continued)
Verint Systems, Inc.
Refinancing Term Loan
2.086% (1 Month LIBOR + 2.00%), due 6/28/24 (b)	$ 588,235	$ 583,824
Verscend Holding Corp.
Term Loan B1
4.104% (1 Month LIBOR + 4.00%), due 8/27/25 (b)	1,054,996	1,056,973
		19,933,840
Ecological 0.3%
GFL Environmental, Inc.
2020 Refinancing Term Loan
3.50% (1 Month LIBOR + 3.00%), due 5/30/25 (b)	2,041,901	2,042,666
Sophia LP
Closing Date Term Loan
4.50% (3 Month LIBOR + 3.75%), due 10/7/27 (b)	683,379	683,522
		2,726,188
Electronics 11.9%
AqGen Ascensus, Inc.
Term Loan
TBD, due 5/19/28	2,400,000	2,394,000
Avast Software BV
Initial Dollar Term Loan
2.147% (3 Month LIBOR + 2.00%), due 3/22/28 (b)	197,500	196,595
Barracuda Networks, Inc.
First Lien 2020 Term Loan
4.50% (3 Month LIBOR + 3.75%), due 2/12/25 (b)	1,944,003	1,948,052
Camelot U.S. Acquisition 1 Co. (b)
Initial Term Loan
3.104% (1 Month LIBOR + 3.00%), due 10/30/26	1,863,724	1,855,337
Amendment No. 2 Incremental Term Loan
4.00% (1 Month LIBOR + 3.00%), due 10/30/26	1,243,750	1,243,439
Castle U.S. Holding Corp. (b)
Initial Dollar Term Loan
3.897% (3 Month LIBOR + 3.75%), due 1/29/27	1,429,001	1,410,424
Dollar Term Loan B2
4.75% (3 Month LIBOR + 4.00%), due 1/29/27	2,494,792	2,462,359
	Principal Amount	Value

Electronics (continued)
CommScope, Inc.
Initial Term Loan
3.354% (1 Month LIBOR + 3.25%), due 4/6/26 (b)	$ 4,235,800	$ 4,211,597
CoreLogic, Inc.
First Lien Initial Term Loan
4.00% (1 Month LIBOR + 3.50%), due 6/2/28 (b)	4,000,000	3,985,000
DCert Buyer, Inc.
First Lien Initial Term Loan
4.104% (1 Month LIBOR + 4.00%), due 10/16/26 (b)	2,472,481	2,474,026
Dell International LLC
Refinancing Term Loan B2
2.00% (1 Month LIBOR + 1.75%), due 9/19/25 (b)	2,152,954	2,152,057
Diebold Nixdorf, Inc.
New Dollar Term Loan B
2.875% (1 Month LIBOR + 2.75%), due 11/6/23 (b)	638,986	628,203
ECi Macola/MAX Holding LLC
First Lien Initial Term Loan
4.50% (3 Month LIBOR + 3.75%), due 11/9/27 (b)	1,990,000	1,993,108
Epicor Software Corp.
Term Loan C
4.00% (1 Month LIBOR + 3.25%), due 7/30/27 (b)	3,078,935	3,073,337
Flexera Software LLC
First Lien Term Loan B1
4.50% (3 Month LIBOR + 3.75%), due 3/3/28 (b)	2,401,195	2,405,054
Go Daddy Operating Co. LLC
Tranche Term Loan B2
1.854% (1 Month LIBOR + 1.75%), due 2/15/24 (b)	2,193,347	2,174,903
Helios Software Holdings, Inc.
2021 Initial Dollar Term Loan
3.917% (3 Month LIBOR + 3.75%), due 3/11/28 (b)	497,143	496,832
Hyland Software, Inc. (b)
First Lien 2018 Refinancing Term Loan
4.25% (1 Month LIBOR + 3.50%), due 7/1/24	3,572,918	3,578,024
2021 Second Lien Refinancing Term Loan
7.00% (1 Month LIBOR + 6.25%), due 7/7/25	535,333	536,337

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Electronics (continued)
Informatica LLC
2020 Dollar Term Loan
3.354% (1 Month LIBOR + 3.25%), due 2/25/27 (b)	$ 2,982,449	$ 2,963,395
ION Trading Finance Ltd.
2021 Initial Dollar Term Loan
4.917% (3 Month LIBOR + 4.75%), due 4/1/28 (b)	1,000,000	1,002,857
MA FinanceCo. LLC (b)
Tranche Term Loan B3
2.854% (1 Month LIBOR + 2.75%), due 6/21/24	344,067	339,551
Tranche Term Loan B4
5.25% (3 Month LIBOR + 4.25%), due 6/5/25 (c)	500,000	505,833
McAfee LLC
USD Term Loan B
3.846% (1 Month LIBOR + 3.75%), due 9/30/24 (b)	4,088,526	4,087,389
MH Sub I LLC (b)
First Lien Amendment No. 2 Initial Term Loan
3.604% (1 Month LIBOR + 3.50%), due 9/13/24	3,024,443	3,009,862
First Lien 2020 June New Term Loan Term Loan
4.75% (1 Month LIBOR + 3.75%), due 9/13/24	587,940	588,822
Milano Acquisition Corp.
First Lien Term Loan B
4.75% (3 Month LIBOR + 4.00%), due 10/1/27 (b)	523,684	524,666
Misys Ltd. (b)
First Lien Dollar Term Loan
4.50% (3 Month LIBOR + 3.50%), due 6/13/24	2,672,982	2,628,712
Second Lien Dollar Term Loan
8.25% (3 Month LIBOR + 7.25%), due 6/13/25	900,000	908,679
Project Alpha Intermediate Holding, Inc.
2021 Refinancing Term Loan
4.11% (1 Month LIBOR + 4.00%), due 4/26/24 (b)	2,015,998	2,017,258
Project Leopard Holdings, Inc. (b)
2018 Repricing Term Loan
5.75% (3 Month LIBOR + 4.75%), due 7/5/24	1,083,504	1,085,401
	Principal Amount	Value

Electronics (continued)
Project Leopard Holdings, Inc. (b) (continued)
2019 Incremental Term Loan
5.75% (3 Month LIBOR + 4.75%), due 7/5/24 (c)	$ 978,784	$ 980,497
Proofpoint, Inc.
Term Loan
TBD, due 6/9/28	2,500,000	2,484,765
Rocket Software, Inc.
Term Loan
TBD, due 11/28/25	1,500,000	1,471,875
First Lien Initial Term Loan
4.354% (1 Month LIBOR + 4.25%), due 11/28/25 (b)	879,750	862,155
Seattle SpinCo, Inc.
Initial Term Loan
2.854% (1 Month LIBOR + 2.75%), due 6/21/24 (b)	2,323,570	2,293,073
SS&C Technologies Holdings, Inc. (b)
Term Loan B3
1.854% (1 Month LIBOR + 1.75%), due 4/16/25	1,978,881	1,955,176
Term Loan B4
1.854% (1 Month LIBOR + 1.75%), due 4/16/25	1,503,480	1,485,470
Term Loan B5
1.854% (1 Month LIBOR + 1.75%), due 4/16/25	1,943,778	1,921,359
Surf Holdings LLC SARL
First Lien Dollar Tranche Term Loan
3.628% (3 Month LIBOR + 3.50%), due 3/5/27 (b)	2,030,999	2,015,766
Tempo Acquisition LLC
Extended Term Loan
3.75% (1 Month LIBOR + 3.25%), due 11/2/26 (b)	1,954,940	1,956,406
ThoughtWorks, Inc.
Incremental Term Loan
3.75% (1 Month LIBOR + 3.25%), due 3/24/28 (b)	598,500	598,201
Tibco Software, Inc. (b)
Term Loan B3
3.86% (1 Month LIBOR + 3.75%), due 6/30/26	2,984,962	2,969,416
Second Lien Term Loan
7.36% (1 Month LIBOR + 7.25%), due 3/3/28	400,000	405,333
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Electronics (continued)
Trader Corp.
First Lien 2017 Refinancing Term Loan
4.00% (1 Month LIBOR + 3.00%), due 9/28/23 (b)	$ 2,283,127	$ 2,271,711
UKG, Inc. (b)
First Lien Initial Term Loan
3.854% (1 Month LIBOR + 3.75%), due 5/4/26	1,719,375	1,719,375
First Lien 2021 Incremental Term Loan
4.00% (3 Month LIBOR + 3.25%), due 5/4/26	2,207,109	2,207,453
Vertiv Group Corp.
Term Loan B
2.836% (1 Month LIBOR + 2.75%), due 3/2/27 (b)	1,975,075	1,962,731
Vision Solutions, Inc.
First Lien Initial Term Loan
5.00% (3 Month LIBOR + 4.25%), due 4/24/28 (b)	1,666,667	1,660,417
VS Buyer LLC
Initial Term Loan
3.104% (1 Month LIBOR + 3.00%), due 2/28/27 (b)	987,500	980,711
Western Digital Corp.
U.S. Term Loan B4
1.843% (1 Month LIBOR + 1.75%), due 4/29/23 (b)	801,810	800,808
WEX, Inc.
Term Loan B
2.354% (1 Month LIBOR + 2.25%), due 3/31/28 (b)	997,500	990,019
		92,873,826
Entertainment 0.8%
Formula One Management Ltd.
USD Facility B3
3.50% (1 Month LIBOR + 2.50%), due 2/1/24 (b)	2,568,089	2,553,243
J&J Ventures Gaming LLC
Initial Term Loan
4.75% (1 Month LIBOR + 4.00%), due 4/26/28 (b)	4,000,000	4,010,000
		6,563,243
	Principal Amount	Value

Finance 8.4%
AAdvantage Loyality IP Ltd.
Initial Term Loan
5.50% (3 Month LIBOR + 4.75%), due 4/20/28 (b)	$ 1,400,000	$ 1,458,843
Acuity Specialty Products, Inc.
First Lien Initial Term Loan
5.00% (3 Month LIBOR + 4.00%), due 8/12/24 (b)(c)	1,098,123	1,080,507
Acuris Finance U.S., Inc.
Initial Dollar Term Loan
4.50% (3 Month LIBOR + 4.00%), due 2/16/28 (b)	1,269,531	1,272,705
ADMI Corp.
Term Loan B3
TBD, due 12/23/27	750,000	748,594
AlixPartners, LLP
Initial Dollar Term Loan
3.25% (1 Month LIBOR + 2.75%), due 2/4/28 (b)	1,496,250	1,489,185
Amentum Government Services Holdings LLC (b)
First Lien Tranche Term Loan 1
3.604% (1 Month LIBOR + 3.50%), due 1/29/27	1,117,491	1,111,437
First Lien Tranche Term Loan 2
5.50% (3 Month LIBOR + 4.75%), due 1/29/27	997,500	1,004,981
Blue Tree Holdings, Inc.
Term Loan
2.65% (3 Month LIBOR + 2.50%), due 3/4/28 (b)	498,750	495,633
Boxer Parent Co., Inc.
2021 Replacement Dollar Term Loan
3.854% (1 Month LIBOR + 3.75%), due 10/2/25 (b)	2,129,227	2,115,476
Brand Energy & Infrastructure Services, Inc.
Initial Term Loan
5.25% (3 Month LIBOR + 4.25%), due 6/21/24 (b)	1,657,186	1,628,415
Colouroz Investment 1 LLC GMBH
First Lien Initial Term Loan C
5.25% (0.75% PIK), (3 Month LIBOR + 4.25%), due 9/21/23 (b)(c)	288,043	286,424
Colouroz Investment 2 LLC GMBH
First Lien Initial Term Loan B2
5.25% (0.75% PIK), (3 Month LIBOR + 4.25%), due 9/21/23 (b)(c)	1,742,425	1,732,633

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Finance (continued)
Covia Holdings LLC
Initial Term Loan
5.00% (3 Month LIBOR + 4.00%), due 7/31/26 (b)	$ 709,736	$ 697,759
CPC Acquisition Corp.
First Lien Initial Term Loan
4.50% (3 Month LIBOR + 3.75%), due 12/29/27 (b)	1,995,000	1,991,259
Cyxtera DC Holdings, Inc.
Second Lien Initial Term Loan
8.25% (3 Month LIBOR + 7.25%), due 5/1/25 (b)(c)	800,000	791,400
Deerfield Dakota Holding LLC
First Lien Initial Dollar Term Loan
4.75% (1 Month LIBOR + 3.75%), due 4/9/27 (b)	990,000	993,671
Endurance International Group Holdings, Inc.
Initial Term Loan
4.25% (3 Month LIBOR + 3.50%), due 2/10/28 (b)	3,904,555	3,881,780
Flexential Intermediate Corp.
First Lien Initial Term Loan
3.647% (3 Month LIBOR + 3.50%), due 8/1/24 (b)	1,155,000	1,055,381
Greenrock Finance, Inc.
First Lien Initial USD Term Loan B
4.50% (3 Month LIBOR + 3.50%), due 6/28/24 (b)(c)	967,454	951,733
ICON Luxembourg SARL
Term Loan B
TBD, due 7/1/28	2,001,360	2,005,112
Indy US Bidco LLC
Tranche Term Loan B1
4.08% (1 Month LIBOR + 4.00%), due 3/6/28 (b)	1,496,250	1,497,853
Intelsat Jackson Holdings SA
DIP Facility Term Loan
6.50% (3 Month LIBOR + 5.50%), due 7/13/22 (b)	241,525	243,458
IPS Acquisition LLC
First Lien Term Loan B2
4.25% (1 Month LIBOR + 3.25%), due 11/7/24 (b)	452,020	451,079
iStar, Inc.
Loan 2.822%-2.835%
(1 Month LIBOR + 2.75%), due 6/28/23 (b)	630,585	629,009
	Principal Amount	Value

Finance (continued)
LBM Acquisition LLC
First Lien Initial Term Loan
4.50% (3 Month LIBOR + 3.75%), due 12/17/27 (b)	$ 700,000	$ 694,968
LSF11 Skyscraper Holdco SARL
USD Term Loan B
4.25% (3 Month LIBOR + 3.50%), due 9/29/27 (b)	798,000	799,995
Minimax Viking GmbH Facility
Term Loan B1C
3.50% (1 Month LIBOR + 2.75%), due 7/31/25 (b)	2,183,962	2,183,962
ON Semiconductor Corp.
2019 New Replacement Term Loan B4
2.104% (1 Month LIBOR + 2.00%), due 9/19/26 (b)	486,325	484,501
Onex TSG Intermediate Corp.
Initial Term Loan
5.50% (3 Month LIBOR + 4.75%), due 2/28/28 (b)	1,000,000	1,002,083
Pactiv Evergreen, Inc.
Tranche U.S. Term Loan B2
3.354% (1 Month LIBOR + 3.25%), due 2/5/26 (b)	1,120,622	1,112,685
Park River Holdings, Inc.
First Lien Initial Term Loan
4.00% (3 Month LIBOR + 3.25%), due 12/28/27 (b)	1,333,333	1,324,444
Peraton Corp.
First Lien Term Loan B
4.50% (1 Month LIBOR + 3.75%), due 2/1/28 (b)	5,586,000	5,599,094
PODS, LLC
Initial Term Loan
3.75% (1 Month LIBOR + 3.00%), due 3/31/28 (b)	2,992,500	2,986,267
Potters Industries LLC
Initial Term Loan
4.75% (3 Month LIBOR + 4.00%), due 12/14/27 (b)	798,000	798,499
Realpage, Inc.
First Lien Initial Term Loan
3.75% (1 Month LIBOR + 3.25%), due 4/24/28 (b)	633,846	631,707
Spa Holdings 3 Oy
USD Term Loan B
4.75% (3 Month LIBOR + 4.00%), due 2/4/28 (b)	798,000	799,995
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Finance (continued)
Transplace Holdings, Inc.
First Lien Closing Date Term Loan
4.75% (3 Month LIBOR + 3.75%), due 10/7/24 (b)(c)	$ 1,158,098	$ 1,158,387
Triton Water Holdings, Inc.
First Lien Initial Term Loan
4.00% (3 Month LIBOR + 3.50%), due 3/31/28 (b)	5,240,000	5,234,388
Truck Hero, Inc.
Initial Term Loan
4.50% (1 Month LIBOR + 3.75%), due 1/31/28 (b)	1,077,300	1,076,701
USS Ultimate Holdings, Inc.
First Lien Initial Term Loan
4.75% (1 Month LIBOR + 3.75%), due 8/25/24 (b)	2,029,822	2,034,896
WCG Purchaser Corp.
First Lien Initial Term Loan
5.00% (3 Month LIBOR + 4.00%), due 1/8/27 (b)	2,272,500	2,278,181
WildBrain Ltd.
Initial Term Loan
5.00% (1 Month LIBOR + 4.25%), due 3/24/28 (b)	3,635,888	3,617,708
WIN Waste Innovations Holdings, Inc.
Initial Term Term Loan
3.25% (3 Month LIBOR + 2.75%), due 3/24/28 (b)	2,240,000	2,231,600
		65,664,388
Healthcare, Education & Childcare 9.7%
Agiliti Health, Inc.
Initial Term Loan
2.875% (1 Month LIBOR + 2.75%), due 1/4/26 (b)	879,750	874,252
AHP Health Partners, Inc.
Term Loan B1
4.75% (1 Month LIBOR + 3.75%), due 6/30/25 (b)	2,288,746	2,291,607
Akorn Operating Co. LLC
Term Loan
8.50% (3 Month LIBOR + 7.50%), due 10/1/25 (b)	75,632	77,807
Alliance Healthcare Services, Inc.
First Lien Initial Term Loan
5.50% (1 Month LIBOR + 4.50%), due 10/24/23 (b)(c)	781,165	773,353
	Principal Amount	Value

Healthcare, Education & Childcare (continued)
Alvogen Pharma U.S., Inc.
January 2020 Loan
6.25% (3 Month LIBOR + 5.25%), due 12/31/23 (b)	$ 1,283,715	$ 1,261,250
Amneal Pharmaceuticals LLC
Initial Term Loan
3.625% (1 Month LIBOR + 3.50%), due 5/4/25 (b)	3,159,864	3,103,777
athenahealth, Inc.
First Lien Term Loan B1
4.41% (3 Month LIBOR + 4.25%), due 2/11/26 (b)	2,821,593	2,833,937
Auris Luxembourg III SARL
Facility Term Loan B2
3.854% (1 Month LIBOR + 3.75%), due 2/27/26 (b)	1,155,848	1,144,290
Avantor Funding, Inc.
Initial Dollar Term Loan B3
3.00% (1 Month LIBOR + 2.00%), due 11/21/24 (b)	393,307	393,110
Bausch Health Cos., Inc.
Initial Term Loan
3.093% (1 Month LIBOR + 3.00%), due 6/2/25 (b)	4,663,400	4,642,998
Carestream Dental Equipment, Inc.
First Lien Initial Term Loan
4.25% (3 Month LIBOR + 3.25%), due 9/1/24 (b)	962,500	958,891
Carestream Health, Inc. (b)
First Lien 2023 Extended Term Loan
7.75% (3 Month LIBOR + 6.75%), due 5/8/23	1,877,955	1,877,955
Second Lien 2023 Extended Loan
13.50% (3 Month LIBOR + 4.50%), due 8/8/23	1,482,409	1,443,496
DaVita, Inc.
Tranche Term Loan B1
1.854% (1 Month LIBOR + 1.75%), due 8/12/26 (b)	1,709,535	1,699,384
Ecovyst Catalyst Technologies LLC
Initial Term Loan
3.25% (2 Month LIBOR + 2.75%), due 6/9/28 (b)	1,800,000	1,796,999
Elanco Animal Health, Inc.
Term Loan
1.842% (1 Month LIBOR + 1.75%), due 8/1/27 (b)	1,549,438	1,526,474

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Healthcare, Education & Childcare (continued)
Endo Luxembourg Finance Co. SARL
2021 Term Loan
5.75% (3 Month LIBOR + 5.00%), due 3/27/28 (b)	$ 2,294,250	$ 2,226,856
Envision Healthcare Corp.
Initial Term Loan
3.843% (1 Month LIBOR + 3.75%), due 10/10/25 (b)	1,826,357	1,559,252
eResearchTechnology, Inc.
First Lien Initial Term Loan
5.50% (1 Month LIBOR + 4.50%), due 2/4/27 (b)	1,985,985	1,994,052
ExamWorks Group, Inc.
Term Loan B1
4.25% (1 Month LIBOR + 3.25%), due 7/27/23 (b)	2,876,613	2,877,511
FC Compassus LLC
Term Loan B1
5.00% (3 Month LIBOR + 4.25%), due 12/31/26 (b)(c)	2,061,516	2,071,823
Gentiva Health Services, Inc.
First Lien Term Loan B1
2.875% (1 Month LIBOR + 2.75%), due 7/2/25 (b)	1,872,487	1,867,221
Grifols Worldwide Operations Ltd.
Tranche Term Loan B
2.088% (52 Week LIBOR + 2.00%), due 11/15/27 (b)	985,000	974,814
HCA Inc.
Term Loan
TBD, due 6/30/28	600,000	602,250
Horizon Therapeutics USA, Inc.
Incremental Term Loan B2
2.50% (1 Month LIBOR + 2.00%), due 3/15/28 (b)	665,000	661,200
Insulet Corp.
Term Loan B
3.75% (1 Month LIBOR + 3.25%), due 5/4/28 (b)	1,400,000	1,400,875
Journey Personal Care Corp.
Initial Term Loan
5.00% (3 Month LIBOR + 4.25%), due 3/1/28 (b)	1,000,000	1,001,875
LifePoint Health, Inc.
First Lien Term Loan B
3.854% (1 Month LIBOR + 3.75%), due 11/16/25 (b)	3,376,733	3,368,292
	Principal Amount	Value

Healthcare, Education & Childcare (continued)
Mallinckrodt International Finance SA
2017 Term Loan B
6.00% (3 Month LIBOR + 5.25%), due 9/24/24 (b)(e)(f)	$ 969,714	$ 936,582
National Mentor Holdings, Inc. (b)
First Lien Initial Term Loan
4.50% (1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 3/2/28	1,573,665	1,575,877
First Lien Initial Term Loan C
4.50% (3 Month LIBOR + 3.75%), due 3/2/28 (c)	49,563	49,632
Organon & Co.
Dollar Term Loan
3.50% (6 Month LIBOR + 3.00%), due 6/2/28 (b)	4,750,000	4,751,696
Ortho-Clinical Diagnostics, Inc.
Second Amendment New Term Loan
3.089% (1 Month LIBOR + 3.00%), due 6/30/25 (b)	2,610,690	2,607,426
Petco Health and Wellness Co., Inc.
First Lien Initial Term Loan
4.00% (3 Month LIBOR + 3.25%), due 3/3/28 (b)	1,995,000	1,990,725
Raptor Acquisition Corp.
Term Loan
TBD, due 11/1/26	1,250,000	1,251,173
Select Medical Corp.
Tranche Term Loan B
2.36% (1 Month LIBOR + 2.25%), due 3/6/25 (b)	3,048,392	3,020,767
Sound Inpatient Physicians, Inc.
First Lien Initial Term Loan
2.854% (1 Month LIBOR + 2.75%), due 6/27/25 (b)(c)	485,000	482,777
Sunshine Luxembourg VII SARL
Facility Term Loan B3
4.50% (3 Month LIBOR + 3.75%), due 10/1/26 (b)	6,495,393	6,512,684
Team Health Holdings, Inc.
Team Health Holdings, Inc. Initial Term Loan
3.75% (1 Month LIBOR + 2.75%), due 2/6/24 (b)	2,843,225	2,750,820
U.S. Anesthesia Partners, Inc.
First Lien Initial Term Loan
4.00% (3 Month LIBOR + 3.00%), due 6/23/24 (b)	2,292,187	2,275,472
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Healthcare, Education & Childcare (continued)
Visual Comfort and Co.
Term Loan
TBD, due 6/1/28	$ 500,000	$ 497,500
		76,008,732
Home and Office Furnishings, Housewares & Durable Consumer Products 0.2%
Serta Simmons Bedding LLC
First Lien Initial Term Loan
4.50% (3 Month LIBOR + 3.50%), due 11/8/23 (b)	2,506,599	1,709,709
Hotels, Motels, Inns & Gaming 4.8%
Aimbridge Acquisition Co., Inc.
First Lien 2019 Initial Term Loan
3.854% (1 Month LIBOR + 3.75%), due 2/2/26 (b)	2,708,093	2,640,391
AP Gaming I LLC
First Lien Incremental Term Loan B
4.50% (3 Month LIBOR + 3.50%), due 2/15/24 (b)	1,825,373	1,806,207
Caesars Resort Collection LLC
Term Loan B
2.854% (1 Month LIBOR + 2.75%), due 12/23/24 (b)	2,388,035	2,366,395
Churchill Downs, Inc.
Facility Term Loan B
2.11% (1 Month LIBOR + 2.00%), due 12/27/24 (b)	1,937,292	1,921,552
CityCenter Holdings LLC
Term Loan B
3.00% (1 Month LIBOR + 2.25%), due 4/18/24 (b)	2,784,000	2,760,634
Everi Payments, Inc.
Term Loan B
3.50% (1 Month LIBOR + 2.75%), due 5/9/24 (b)	2,955,113	2,947,111
Flutter Entertainment plc
USD Term Loan
3.647% (3 Month LIBOR + 3.50%), due 7/10/25 (b)	378,430	379,106
Four Seasons Holdings, Inc.
First Lien Term Loan
2.104% (1 Month LIBOR + 2.00%), due 11/30/23 (b)	1,439,515	1,434,717
	Principal Amount	Value

Hotels, Motels, Inns & Gaming (continued)
Golden Entertainment, Inc.
First Lien Facility Term Loan B
3.75% (1 Month LIBOR + 3.00%), due 10/20/24 (b)	$ 1,502,591	$ 1,490,382
GVC Holdings plc
USD Facility Term Loan B3
3.00% (6 Month LIBOR + 2.00%), due 3/29/24 (b)	1,456,112	1,447,465
Hilton Worldwide Finance LLC
Refinancing Term Loan B2
1.842% (1 Month LIBOR + 1.75%), due 6/22/26 (b)	235,804	233,741
PCI Gaming Authority Facility
Term Loan B
2.604% (1 Month LIBOR + 2.50%), due 5/29/26 (b)	2,588,843	2,575,495
Penn National Gaming, Inc.
Facility Term Loan B1
3.00% (1 Month LIBOR + 2.25%), due 10/15/25 (b)	1,036,769	1,033,116
Scientific Games International, Inc.
Initial Term Loan B5
2.854% (1 Month LIBOR + 2.75%), due 8/14/24 (b)	4,277,109	4,245,030
Station Casinos LLC
Facility Term Loan B1
2.50% (1 Month LIBOR + 2.25%), due 2/8/27 (b)	1,639,899	1,620,016
UFC Holdings, LLC
First Lien Term Loan B3
3.50% (3 Month LIBOR + 3.00%), due 4/29/26 (b)	4,168,538	4,160,722
Wyndham Destinations, Inc.
Term Loan B
2.354% (1 Month LIBOR + 2.25%), due 5/30/25 (b)	1,952,349	1,926,859
Wyndham Hotels & Resorts, Inc.
Term Loan B
1.854% (1 Month LIBOR + 1.75%), due 5/30/25 (b)	2,438,599	2,416,922
		37,405,861
Insurance 3.2%
Acrisure LLC
2020 First Lien Term Loan
3.604% (1 Month LIBOR + 3.50%), due 2/15/27 (b)	3,022,166	2,985,900

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Insurance (continued)
AmWINS Group, Inc.
Term Loan
3.00% (1 Month LIBOR + 2.25%), due 2/19/28 (b)	$ 1,990,000	$ 1,976,657
AssuredPartners, Inc.
2020 February Refinancing Term Loan
3.604% (1 Month LIBOR + 3.50%), due 2/12/27 (b)	3,173,192	3,153,927
Asurion LLC (b)
Replacement Term Loan B6
3.104% (1 Month LIBOR + 3.00%), due 11/3/23	1,095,062	1,088,731
New Term Loan B7
3.104% (1 Month LIBOR + 3.00%), due 11/3/24	2,449,546	2,423,138
New Term Loan B8
3.354% (1 Month LIBOR + 3.25%), due 12/23/26	995,000	983,029
New Term Loan B9
3.354% (1 Month LIBOR + 3.25%), due 7/31/27	498,750	492,931
Second Lien Term Loan B3
5.354% (1 Month LIBOR + 5.25%), due 1/31/28	300,000	302,175
Hub International Ltd. (b)
Initial Term Loan 2.90%-2.925%
(2 Month LIBOR + 2.75%, 3 Month LIBOR + 2.75%), due 4/25/25	1,411,699	1,395,082
Incremental Term Loan B3
4.00% (3 Month LIBOR + 3.25%), due 4/25/25	997,494	996,959
NFP Corp.
Closing Date Term Loan
3.354% (1 Month LIBOR + 3.25%), due 2/15/27 (b)	1,939,107	1,910,323
Ryan Specialty Group LLC
Initial Term Loan
3.75% (1 Month LIBOR + 3.00%), due 9/1/27 (b)	992,500	991,259
Sedgwick Claims Management Services, Inc. (b)
Initial Term Loan
3.354% (1 Month LIBOR + 3.25%), due 12/31/25	2,940,074	2,906,999
2019 Term Loan
3.854% (1 Month LIBOR + 3.75%), due 9/3/26	980,000	978,095
	Principal Amount	Value

Insurance (continued)
USI, Inc.
2017 New Term Loan
3.147% (3 Month LIBOR + 3.00%), due 5/16/24 (b)	$ 2,887,500	$ 2,859,656
		25,444,861
Leisure, Amusement, Motion Pictures & Entertainment 2.0%
Alterra Mountain Co.
Initial Bluebird Term Loan
2.854% (1 Month LIBOR + 2.75%), due 7/31/24 (b)	3,406,706	3,362,906
Bombardier Recreational Products, Inc.
2020 Replacement Term Loan
2.104% (1 Month LIBOR + 2.00%), due 5/24/27 (b)	3,298,713	3,257,479
Boyd Gaming Corp.
Refinacing Term Loan B
2.338% (52 Week LIBOR + 2.25%), due 9/15/23 (b)	1,390,333	1,388,121
Creative Artists Agency LLC
Closing Date Term Loan
3.854% (1 Month LIBOR + 3.75%), due 11/27/26 (b)	1,477,500	1,471,343
Fitness International LLC (b)
Term Loan A
4.25% (3 Month LIBOR + 3.25%), due 1/8/25	1,179,375	1,122,372
Term Loan B
4.25% (1 Month LIBOR + 3.25%), due 4/18/25	270,764	258,072
Lions Gate Capital Holdings LLC
Term Loan B
2.354% (1 Month LIBOR + 2.25%), due 3/24/25 (b)	1,025,784	1,016,808
Marriott Ownership Resorts, Inc.
2019 Refinancing Term Loan
1.854% (1 Month LIBOR + 1.75%), due 8/29/25 (b)	1,313,765	1,292,964
William Morris Endeavor Entertainment LLC
First Lien Term Loan B1
2.86% (1 Month LIBOR + 2.75%), due 5/18/25 (b)	2,632,102	2,581,653
		15,751,718
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 1.3%
Advanced Drainage Systems, Inc.
Initial Term Loan
2.375% (1 Month LIBOR + 2.25%), due 7/31/26 (b)	470,893	472,305
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) (continued)
Altra Industrial Motion Corp.
Term Loan
2.104% (1 Month LIBOR + 2.00%), due 10/1/25 (b)	$ 1,798,930	$ 1,788,587
Brown Group Holdings LLC
Initial Term Loan
3.25% (3 Month LIBOR + 2.75%), due 6/7/28 (b)	1,250,000	1,243,750
Columbus McKinnon Corp.
Initial Term Loan
3.25% (3 Month LIBOR + 2.75%), due 5/14/28 (b)	1,500,000	1,496,250
CPM Holdings, Inc. (b)
First Lien Initial Term Loan
3.592% (1 Month LIBOR + 3.50%), due 11/17/25	1,462,498	1,450,067
Second Lien Initial Term Loan
8.342% (1 Month LIBOR + 8.25%), due 11/16/26 (c)	797,980	786,010
Titan Acquisition Ltd.
Initial Term Loan
3.167% (3 Month LIBOR + 3.00%), due 3/28/25 (b)	1,814,058	1,780,951
Welbilt, Inc.
2018 Term Loan B
2.604% (1 Month LIBOR + 2.50%), due 10/23/25 (b)	1,284,178	1,271,337
		10,289,257
Manufacturing 1.1%
CP Atlas Buyer, Inc.
Term Loan B
4.25% (1 Month LIBOR + 3.75%), due 11/23/27 (b)	1,995,000	1,988,516
Fairbanks Morse Defense
Term Loan
5.50% (3 Month LIBOR + 5.50%), due 6/23/28 (b)	2,500,000	2,496,875
Fluid Flow Products, Inc.
First Lien Intial Term Loan
4.25% (3 Month LIBOR + 3.75%), due 3/31/28 (b)	840,000	840,525
Idemia Group SAS
Term Loan B3
5.25% (2 Month LIBOR + 4.50%), due 1/10/26 (b)	1,081,160	1,076,430
	Principal Amount	Value

Manufacturing (continued)
Madison IAQ LLC
Term Loan
3.75% (3 Month LIBOR + 3.25%), due 6/21/28 (b)	$ 1,840,000	$ 1,840,460
Weber-Stephen Products LLC
Initial Term Loan B
4.00% (1 Month LIBOR + 3.25%), due 10/30/27 (b)	358,200	358,584
		8,601,390
Media 0.1%
Mission Broadcasting, Inc.
Term Loan B4
2.604% (1 Month LIBOR + 2.50%), due 6/2/28 (b)	600,000	598,050
Mining, Steel, Iron & Non-Precious Metals 1.0%
American Rock Salt Co. LLC
First Lien Initial Term Loan
4.75% (1 Month LIBOR + 4.00%), due 6/9/28 (b)	1,257,143	1,258,714
Gates Global LLC
Initial Dollar Term Loan B3
3.50% (1 Month LIBOR + 2.75%), due 3/31/27 (b)	2,943,738	2,936,043
Graftech International Ltd.
Initial Term Loan
3.50% (1 Month LIBOR + 3.00%), due 2/12/25 (b)	1,037,579	1,038,876
MRC Global (U.S.), Inc.
2018 Refinancing Term Loan
3.104% (1 Month LIBOR + 3.00%), due 9/20/24 (b)	1,054,451	1,046,543
U.S. Silica Co.
Term Loan
5.00% (1 Month LIBOR + 4.00%), due 5/1/25 (b)	1,451,011	1,384,679
		7,664,855
Oil & Gas 1.5%
Buckeye Partners LP
2021 Tranche Term Loan B1
2.354% (1 Month LIBOR + 2.25%), due 11/1/26 (b)	1,357,864	1,347,303
ChampionX Corp.
Initial Term Loan
2.625% (1 Month LIBOR + 2.50%), due 5/9/25 (b)(c)	202,410	200,891

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Oil & Gas (continued)
DT Midstream, Inc.
Initial Term Loan
TBD, due 6/26/28	$ 800,000	$ 800,625
Fleet Midco I Ltd.
Facility Loan B
3.104% (1 Month LIBOR + 3.00%), due 10/7/26 (b)	1,228,125	1,209,703
GIP III Stetson I, LP
Initial Term Loan
4.354% (1 Month LIBOR + 4.25%), due 7/18/25 (b)(c)	1,513,789	1,458,283
Keane Group Holdings LLC
Initial Term Loan
5.50% (1 Month LIBOR + 4.50%), due 5/25/25 (b)	970,000	955,450
Lucid Energy Group II Borrower LLC
Initial Term Loan
4.00% (1 Month LIBOR + 3.00%), due 2/17/25 (b)	1,354,500	1,340,278
Medallion Midland Acquisition LLC
Initial Term Loan
4.25% (1 Month LIBOR + 3.25%), due 10/30/24 (b)	579,000	574,078
Murphy Oil USA, Inc.
Tranche Term Loan B
2.25% (3 Month LIBOR + 1.75%), due 1/31/28 (b)	448,875	449,436
NorthRiver Midstream Finance LP
Initial Term Loan B
3.452% (3 Month LIBOR + 3.25%), due 10/1/25 (b)	1,167,000	1,156,372
PES Holdings LLC
Tranche Term Loan C
(3.00% PIK), (1 Month LIBOR + 4.50%), due 12/31/22 (b)(c)(e)(f)	1,113,958	11,140
Prairie ECI Acquiror LP
Initial Term Loan
4.854% (1 Month LIBOR + 4.75%), due 3/11/26 (b)	1,185,525	1,152,711
Traverse Midstream Partners LLC
Advance
6.50% (1 Month LIBOR + 5.50%), due 9/27/24 (b)	1,221,054	1,225,252
		11,881,522
	Principal Amount	Value

Personal & Nondurable Consumer Products 1.9%
Caesars Resort Collection LLC
Term Loan B1
4.604% (1 Month LIBOR + 4.50%), due 7/21/25 (b)	$ 1,042,125	$ 1,044,730
Foundation Building Materials, Inc.
First Lien Initial Term Loan
3.75% (3 Month LIBOR + 3.25%), due 1/31/28 (b)	750,000	744,509
Great Outdoors Group LLC
Term Loan B1
5.00% (3 Month LIBOR + 4.25%), due 3/6/28 (b)	2,397,950	2,409,940
Leslie's Poolmart, Inc.
Initial Term Loan
3.25% (3 Month LIBOR + 2.75%), due 3/9/28 (b)	1,995,000	1,986,410
Michaels Cos., Inc. (The)
Term Loan B
5.00% (3 Month LIBOR + 4.25%), due 4/15/28 (b)	3,200,000	3,211,334
Perrigo Co. plc
Term Loan B
TBD, due 1/1/28	1,200,000	1,188,000
Prestige Brands, Inc.
Term Loan B
TBD, due 6/9/28	900,000	900,450
Term Loan B4
4.25% (3 Month LIBOR + 1.00%), due 1/26/24 (b)	349,414	349,352
Spectrum Brands, Inc.
2021 Term Loan
2.50% (3 Month LIBOR + 2.00%), due 3/3/28 (b)	99,750	99,293
SRAM LLC
Initial Term Loan
3.25% (1 Month LIBOR + 2.75%, 3 Month LIBOR + 2.75%), due 5/18/28 (b)	2,972,728	2,969,011
		14,903,029
Personal & Nondurable Consumer Products (Manufacturing Only) 0.5%
American Builders & Contractors Supply Co., Inc.
Restatement Effective Date Term Loan
2.104% (1 Month LIBOR + 2.00%), due 1/15/27 (b)	1,709,451	1,695,659
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Personal & Nondurable Consumer Products (Manufacturing Only) (continued)
Hercules Achievement, Inc.
First Lien Initial Term Loan
4.50% (1 Month LIBOR + 3.50%), due 12/16/24 (b)	$ 1,930,059	$ 1,882,612
		3,578,271
Personal Transportation 0.4%
Uber Technologies, Inc. (b)
2021 Incremental Term Loan
3.593% (1 Month LIBOR + 3.50%), due 4/4/25	1,736,573	1,734,402
2021 Refinancing Term Loan
3.593% (1 Month LIBOR + 3.50%), due 2/25/27	997,382	996,848
		2,731,250
Personal, Food & Miscellaneous Services 2.4%
1011778 B.C. Unlimited Liability Co.
Term Loan B4
1.854% (1 Month LIBOR + 1.75%), due 11/19/26 (b)	2,153,920	2,121,275
Aramark Intermediate Holdco Corp. (b)
U.S. Term Loan B3
1.854% (1 Month LIBOR + 1.75%), due 3/11/25	2,182,663	2,156,743
Term Loan B5
2.604% (1 Month LIBOR + 2.50%), due 4/6/28	1,596,000	1,586,025
Hayward Industries, Inc.
First Lien Refinancing Term Loan
3.25% (1 Month LIBOR + 2.75%), due 5/30/28 (b)	2,800,000	2,792,418
Hillman Group, Inc.
The Term Loan B1
TBD, due 7/14/28	540,225	538,762
IRB Holding Corp. (b)
2020 Replacement Term Loan B
3.75% (3 Month LIBOR + 2.75%), due 2/5/25	2,429,773	2,421,802
Fourth Amendment Incremental Term Loan
4.25% (1 Month LIBOR + 3.25%, 3 Month LIBOR + 3.25%), due 12/15/27	2,161,244	2,158,542
	Principal Amount	Value

Personal, Food & Miscellaneous Services (continued)
KFC Holding Co.
2021 Term Loan B
1.833% (1 Month LIBOR + 1.75%), due 3/15/28 (b)	$ 1,471,368	$ 1,471,368
WW International, Inc.
Initial Term Loan
4.00% (1 Month LIBOR + 3.50%), due 4/13/28 (b)	3,600,000	3,606,750
		18,853,685
Printing & Publishing 1.0%
Getty Images, Inc.
Initial Dollar Term Loan
4.625% (1 Month LIBOR + 4.50%), due 2/19/26 (b)	1,466,916	1,463,983
McGraw Hill LLC
First Lien Term Loan B
5.75% (1 Month LIBOR + 4.75%), due 11/1/24 (b)	972,199	973,111
Severin Acquisition LLC
First Lien Initial Term Loan
3.332% (1 Month LIBOR + 3.25%), due 8/1/25 (b)	1,965,127	1,953,664
Springer Nature Deutschland GmbH
Initial Term Loan B18
3.75% (1 Month LIBOR + 3.00%), due 8/14/26 (b)	3,062,584	3,060,192
		7,450,950
Radio and TV Broadcasting 0.1%
Nielsen Finance LLC
Term Loan B4
2.081% (1 Month LIBOR + 2.00%), due 10/4/23 (b)	855,929	854,859
Retail Store 2.0%
Alphabet Holding Co., Inc.
First Lien Initial Term Loan
3.604% (1 Month LIBOR + 3.50%), due 9/26/24 (b)	2,021,250	2,018,022
BJ's Wholesale Club, Inc.
First Lien Tranche Term Loan B
2.073% (1 Month LIBOR + 2.00%), due 2/3/24 (b)	1,549,996	1,549,644
EG Group Ltd. (b)
Facility Term Loan B
4.147% (3 Month LIBOR + 4.00%), due 2/7/25	670,361	664,663

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Retail Store (continued)
EG Group Ltd. (b) (continued)
USD Additional Facility Loan
4.147% (3 Month LIBOR + 4.00%), due 2/7/25	$ 1,451,274	$ 1,438,938
Harbor Freight Tools USA, Inc.
2020 Initial Loan
3.75% (1 Month LIBOR + 3.00%), due 10/19/27 (b)	3,862,855	3,860,221
LBM Acquisition LLC
First Lien Initial Delayed Draw Term Loan
4.50% (2 Month LIBOR + 3.75%), due 12/17/27 (b)	103,704	102,958
PetSmart LLC
Initial Term Loan
4.50% (3 Month LIBOR + 3.75%), due 2/11/28 (b)	1,400,000	1,400,437
Rising Tide Holdings, Inc.
First Lien Initial Term Loan
5.50% (1 Month LIBOR + 4.75%), due 6/1/28 (b)	2,440,000	2,440,000
White Cap Buyer LLC
Initial Closing Date Term Loan
4.50% (3 Month LIBOR + 4.00%), due 10/19/27 (b)	1,992,500	1,994,369
		15,469,252
Services: Business 1.4%
AI Aqua Merger Sub, Inc.
Term Loan B
TBD, due 6/16/28	2,133,333	2,137,333
Dun & Bradstreet Corp.(The)
Initial Term Borrowing
3.345% (1 Month LIBOR + 3.25%), due 2/6/26 (b)	2,937,744	2,921,677
ICON Luxembourg SARL
Term Loan B
TBD, due 7/1/28	498,640	499,575
Intrado Corp.
Initial Term Loan B
5.00% (3 Month LIBOR + 4.00%), due 10/10/24 (b)	1,517,146	1,483,010
Polaris Newco LLC
First Lien Dollar Term Loan
4.50% (3 Month LIBOR + 4.00%), due 6/2/28 (b)	3,000,000	3,006,819
	Principal Amount	Value

Services: Business (continued)
Project Boost Purchaser, LLC
Term Loan
TBD, due 5/30/26	$ 750,000	$ 749,063
		10,797,477
Telecommunications 4.4%
Avaya, Inc.
Tranche Term Loan B2
4.073% (1 Month LIBOR + 4.00%), due 12/15/27 (b)	1,168,269	1,171,372
Azalea TopCo, Inc.
First Lien Initial Term Loan
3.686% (3 Month LIBOR + 3.50%), due 7/24/26 (b)	2,456,250	2,441,409
Cablevision Lightpath LLC
Initial Term Loan
3.75% (1 Month LIBOR + 3.25%), due 11/30/27 (b)	1,500,000	1,499,063
Conduent, Inc.
Term Loan B
2.604% (1 Month LIBOR + 2.50%), due 12/7/23 (b)	1,434,826	1,410,912
Connect Finco SARL
Amendment No. 1 Refinancing Term Loan
4.50% (1 Month LIBOR + 3.50%), due 12/11/26 (b)	3,969,949	3,971,605
CSC Holdings LLC
September 2019 Initial Term Loan
2.573% (1 Month LIBOR + 2.50%), due 4/15/27 (b)	3,654,367	3,614,016
Cyxtera DC Holdings, Inc.
First Lien Initial Term Loan
4.00% (3 Month LIBOR + 3.00%), due 5/1/24 (b)(c)	960,000	934,400
Frontier Communications Holdings LLC
Term Loan B1
4.50% (1 Month LIBOR + 3.75%), due 5/1/28 (b)	2,144,625	2,144,625
Gogo, Inc.
Term Loan B
4.50% (1 Month LIBOR + 3.75%), due 4/30/28 (b)	2,000,000	1,992,500
Intelsat Jackson Holdings SA
Tranche Term Loan B3
8.00% (1 Month LIBOR + 4.75%), due 11/27/23 (b)	1,639,180	1,658,986
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Telecommunications (continued)
Level 3 Financing, Inc.
Tranche 2027 Term Loan B
1.854% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	$ 1,500,000	$ 1,477,500
Lumen Technologies Inc.
Term Loan B
2.354% (1 Month LIBOR + 2.25%), due 3/15/27 (b)	2,701,307	2,663,742
Redstone HoldCo 2 LP
First Lien Initial Term Loan
5.50% (3 Month LIBOR + 4.75%), due 4/27/28 (b)	2,515,484	2,509,195
SBA Senior Finance II LLC
Initial Term Loan
1.86% (1 Month LIBOR + 1.75%), due 4/11/25 (b)	1,780,587	1,765,007
Telesat Canada
Term Loan B5
2.86% (1 Month LIBOR + 2.75%), due 12/7/26 (b)	1,220,447	1,137,456
Zayo Group Holdings, Inc.
Initial Dollar Term Loan
3.104% (1 Month LIBOR + 3.00%), due 3/9/27 (b)	4,348,136	4,298,011
		34,689,799
Utilities 3.1%
Astoria Energy LLC
2020 Term B Advance
4.50% (3 Month LIBOR + 3.50%), due 12/10/27 (b)	670,956	669,931
Brookfield WEC Holdings, Inc.
First Lien 2021 Initial Term Loan
3.25% (1 Month LIBOR + 2.75%), due 8/1/25 (b)	2,927,750	2,898,473
Calpine Corp.
2019 Term Loan
2.11% (1 Month LIBOR + 2.00%), due 4/5/26 (b)	3,087,000	3,045,742
Compass Power Generation LLC
Tranche Term Loan B1
4.50% (1 Month LIBOR + 3.50%), due 12/20/24 (b)	1,617,947	1,599,745
Edgewater Generation LLC
Term Loan
3.854% (1 Month LIBOR + 3.75%), due 12/13/25 (b)	3,834,351	3,650,850
	Principal Amount	Value

Utilities (continued)
ExGen Renewables IV LLC
Term Loan
3.50% (3 Month LIBOR + 2.50%), due 12/15/27 (b)	$ 1,475,042	$ 1,475,349
Granite Generation LLC
Term Loan
4.75% (1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 11/9/26 (b)	3,225,499	3,146,877
Hamilton Projects Acquiror LLC
Term Loan
5.75% (3 Month LIBOR + 4.75%), due 6/17/27 (b)	2,475,000	2,447,156
Helix Gen Funding LLC
Term Loan
4.75% (1 Month LIBOR + 3.75%), due 6/3/24 (b)	413,243	400,845
PG&E Corp.
Term Loan
3.50% (3 Month LIBOR + 3.00%), due 6/23/25 (b)	1,732,500	1,707,956
Southeast PowerGen LLC
Advance Term Loan B
4.50% (1 Month LIBOR + 3.50%), due 12/2/21 (b)	403,024	398,994
Vistra Operations Co. LLC
First Lien 2018 Incremental Term Loan 1.831%-1.854%
(1 Month LIBOR + 1.75%), due 12/31/25 (b)	3,134,511	3,111,304
		24,553,222
Total Loan Assignments (Cost $748,483,056)		742,524,518
Total Long-Term Bonds (Cost $780,149,587)		775,571,569

	Shares
Affiliated Investment Company 0.3%
Fixed Income Fund 0.3%
MainStay MacKay High Yield Corporate Bond Fund Class I	436,571	2,484,742
Total Affiliated Investment Company (Cost $2,479,721)		2,484,742

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP Floating Rate Portfolio

	Shares	Value
Common Stocks 0.0% ‡
Communications Equipment 0.0% ‡
Energy Future Holdings Corp. (c)(d)(g)(h)	94,456	$ —
Millennium Corporate Trust (c)(d)(g)(h)	1,243	—
Millennium Lender Trust (c)(d)(g)(h)	1,324	—
		—
Metals & Mining 0.0% ‡
Ameriforge Group, Inc. (c)(d)(g)(h)	45,694	271,422
Total Common Stocks (Cost $1,573,379)		271,422

	Number of Rights
Rights 0.0% ‡
Independent Power and Renewable Electricity Producers 0.0% ‡
Vistra Energy Corp.
Expires 12/31/46 (c)(d)(g)(h)	57,684	60,568
Total Rights (Cost $47,301)		60,568

	Number of Warrants
Warrants 0.0% ‡
Health Care Equipment & Supplies 0.0% ‡
Carestream Health, Inc.
Expires 12/31/21 (c)(d)(g)(h)	29	—
Health Care Providers & Services 0.0% ‡
THAIHOT Investment Co. Ltd.
Expires 10/13/27 (c)(d)(g)(h)	22	—
Total Warrants (Cost $0)		—

	Principal Amount
Short-Term Investments 8.5%
U.S. Treasury Debt 8.5%
U.S. Treasury Bills (i)
0.009%, due 7/15/21	$ 9,759,000	9,758,829
	Principal Amount	Value

U.S. Treasury Debt (continued)
U.S. Treasury Bills (i) (continued)
0.011%, due 7/13/21	$ 591,000	$ 590,992
0.012%, due 7/20/21	52,432,000	52,430,616
0.069%, due 7/27/21	3,601,000	3,600,880
Total Short-Term Investments (Cost $66,382,553)		66,381,317
Total Investments (Cost $850,632,541)	107.8%	844,769,618
Other Assets, Less Liabilities	(7.8)	(61,403,125)
Net Assets	100.0%	$ 783,366,493

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2021.
(c)	Illiquid security—As of June 30, 2021, the total market value deemed illiquid under procedures approved by the Board of Trustees was $23,713,231, which represented 3.0% of the Portfolio’s net assets.
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	Issue in default.
(f)	Issue in non-accrual status.
(g)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, the total market value was $331,990, which represented less than one-tenth of a percent of the Portfolio’s net assets.
(h)	Non-income producing security.
(i)	Interest rate shown represents yield to maturity.

Abbreviation(s):
LIBOR—London Interbank Offered Rate
REIT—Real Estate Investment Trust
TBD—To Be Determined
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 33,047,051	$ —	$ 33,047,051
Loan Assignments	—	741,898,273	626,245	742,524,518
Total Long-Term Bonds	—	774,945,324	626,245	775,571,569
Affiliated Investment Company
Fixed Income Fund	2,484,742	—	—	2,484,742
Common Stocks	—	—	271,422	271,422
Rights	—	—	60,568	60,568
Warrants	—	—	—	—
Short-Term Investments
U.S. Treasury Debt	—	66,381,317	—	66,381,317
Total Investments in Securities	$ 2,484,742	$ 841,326,641	$ 958,235	$ 844,769,618

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:
Investments in Securities	Balance as of December 31, 2020	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of June 30, 2021
Long-Term Bonds
Loan Assignments	$6,817,156	$2,298	$ 9,646	$ 45,868	$—	$(4,172,332)	$667,587	$(2,743,978)	$626,245	$ (739)
Common Stocks	1,336,649	—	(662,769)	444,395	—	(846,853)	—	—	271,422	(1,301,956)
Rights	62,876	—	—	(2,308)	—	—	—	—	60,568	13,267
Warrants	577	—	(6,398)	5,821	—	—	—	—	—	—
Total	$8,217,258	$2,298	$(659,521)	$493,776	$—	$(5,019,185)	$667,587	$(2,743,978)	$958,235	$(1,289,428)
As of June 30, 2021, a Loan Assignment with a market value of $667,587 transferred from Level 2 to Level 3 as the the fair value for this Loan Assignment utilized significant unobservable inputs. As of December 31, 2020, the fair value obtained for this Loan Assignment utilized significant other observable inputs.
As of June 30, 2021, Loan Assignments with a market value of $2,743,978 transferred from Level 3 to Level 2 as the fair value obtained by an independent pricing service, utilized significant other observable inputs. As of December 31, 2020, the fair value obtained for these Loan Assignments, as determined by an independent pricing service, utilized significant unobservable inputs.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay VP Floating Rate Portfolio

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $848,152,820)	$842,284,876
Investment in affiliated investment companies, at value (identified cost $2,479,721)	2,484,742
Cash	5,348,814
Receivables:
Interest	2,505,340
Investment securities sold	2,045,496
Portfolio shares sold	43,670
Other assets	5,375
Total assets	854,718,313
Liabilities
Unrealized depreciation on unfunded commitments (See Note 5)	8,031
Payables:
Investment securities purchased	70,444,216
Manager (See Note 3)	380,829
Portfolio shares redeemed	250,978
NYLIFE Distributors (See Note 3)	106,161
Professional fees	64,507
Shareholder communication	62,280
Custodian	27,607
Accrued expenses	7,211
Total liabilities	71,351,820
Net assets	$783,366,493
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 88,137
Additional paid-in-capital	831,840,655
831,928,792
Total distributable earnings (loss)	(48,562,299)
Net assets	$783,366,493
Initial Class
Net assets applicable to outstanding shares	$265,217,143
Shares of beneficial interest outstanding	29,854,673
Net asset value per share outstanding	$ 8.88
Service Class
Net assets applicable to outstanding shares	$518,149,350
Shares of beneficial interest outstanding	58,281,986
Net asset value per share outstanding	$ 8.89

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Interest	$13,022,649
Dividends-affiliated	64,438
Dividends-unaffiliated	51
Total income	13,087,138
Expenses
Manager (See Note 3)	2,055,378
Distribution/Service—Service Class (See Note 3)	630,037
Professional fees	69,828
Shareholder communication	35,507
Custodian	23,125
Trustees	6,710
Miscellaneous	25,523
Total expenses	2,846,108
Net investment income (loss)	10,241,030
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(1,009,843)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	6,152,883
Affiliated investments	17,758
Unfunded commitments	(8,031)
Net change in unrealized appreciation (depreciation)	6,162,610
Net realized and unrealized gain (loss)	5,152,767
Net increase (decrease) in net assets resulting from operations	$15,393,797
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay VP Floating Rate Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 10,241,030	$ 24,045,879
Net realized gain (loss)	(1,009,843)	(17,282,060)
Net change in unrealized appreciation (depreciation)	6,162,610	(1,860,669)
Net increase (decrease) in net assets resulting from operations	15,393,797	4,903,150
Distributions to shareholders:
Initial Class	(2,850,503)	(6,228,271)
Service Class	(7,321,525)	(17,934,955)
Total distributions to shareholders	(10,172,028)	(24,163,226)
Capital share transactions:
Net proceeds from sales of shares	164,890,111	67,930,271
Net asset value of shares issued to shareholder in reinvestment of distributions	10,172,015	24,163,559
Cost of shares redeemed	(35,965,958)	(218,800,676)
Increase (decrease) in net assets derived from capital share transactions	139,096,168	(126,706,846)
Net increase (decrease) in net assets	144,317,937	(145,966,922)
Net Assets
Beginning of period	639,048,556	785,015,478
End of period	$783,366,493	$ 639,048,556
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 8.81	$ 8.93	$ 8.66	$ 9.08	$ 9.11	$ 8.74
Net investment income (loss) (a)	0.14	0.32	0.44	0.43	0.39	0.35
Net realized and unrealized gain (loss) on investments	0.07	(0.12)	0.27	(0.42)	(0.03)	0.37
Total from investment operations	0.21	0.20	0.71	0.01	0.36	0.72
Less distributions:
From net investment income	(0.14)	(0.32)	(0.44)	(0.43)	(0.39)	(0.35)
Net asset value at end of period	$ 8.88	$ 8.81	$ 8.93	$ 8.66	$ 9.08	$ 9.11
Total investment return (b)	2.39%	2.45%	8.48%	(0.00)%‡(c)	3.98%	8.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.17%††	3.81%	4.98%	4.75%	4.21%	3.94%(d)
Net expenses (e)	0.65%††	0.65%	0.65%	0.65%	0.64%	0.64%(f)
Portfolio turnover rate	16%	19%	35%	29%	52%	36%
Net assets at end of period (in 000’s)	$ 265,217	$ 142,403	$ 205,596	$ 187,285	$ 259,054	$ 287,373

*	Unaudited.
‡	Less than one-tenth of a percent.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 3.93%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.65%.

	Six months ended June 30, 2021*	Year Ended December 31,
Service Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 8.82	$ 8.94	$ 8.67	$ 9.09	$ 9.12	$ 8.75
Net investment income (loss) (a)	0.13	0.30	0.42	0.41	0.36	0.33
Net realized and unrealized gain (loss) on investments	0.07	(0.12)	0.27	(0.42)	(0.03)	0.37
Total from investment operations	0.20	0.18	0.69	(0.01)	0.33	0.70
Less distributions:
From net investment income	(0.13)	(0.30)	(0.42)	(0.41)	(0.36)	(0.33)
Net asset value at end of period	$ 8.89	$ 8.82	$ 8.94	$ 8.67	$ 9.09	$ 9.12
Total investment return (b)	2.26%	2.20%	8.19%	(0.25)%(c)	3.71%	8.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.92%††	3.50%	4.73%	4.52%	3.96%	3.68%(d)
Net expenses (e)	0.90%††	0.90%	0.90%	0.90%	0.89%	0.89%(f)
Portfolio turnover rate	16%	19%	35%	29%	52%	36%
Net assets at end of period (in 000’s)	$ 518,149	$ 496,645	$ 579,419	$ 611,492	$ 581,596	$ 582,341

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 3.67%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.90%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay VP Floating Rate Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Floating Rate Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. However, due to its principal investment strategies and investment processes, the Portfolio has historically operated as a "diversified" portfolio. Therefore, the Portfolio will not operate as "non-diversified" portfolio without first obtaining shareholder approval.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 2, 2005
Service Class	May 2, 2005
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek high current income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

37

Notes to Financial Statements (Unaudited) (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The
Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of June 30, 2021, are shown in the Portfolio of Investments.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity

38	MainStay VP Floating Rate Portfolio

securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio's investments was determined as of June 30, 2021, and can change at any time. Illiquid investments as of June 30, 2021, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state
39

Notes to Financial Statements (Unaudited) (continued)
and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or

40	MainStay VP Floating Rate Portfolio

intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2021, the Portfolio held unfunded commitments. (See Note 5).
(I) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of June 30, 2021 are shown in the Portfolio of Investments.
(J) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Portfolio’s principal investments include floating rate loans, which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could decrease and you could lose money.
In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the
Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.
(K) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors.
41

Notes to Financial Statements (Unaudited) (continued)
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to
$3 billion; and 0.565% in excess of $3 billion. During the six-month period ended June 30, 2021, the effective management fee rate was 0.60%.
During the six-month period ended June 30, 2021, New York Life Investments earned fees from the Portfolio in the amount of $2,055,378 and paid the Subadvisor fees in the amount of $1,027,676.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company ("State Street").
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C) Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay MacKay High Yield Corporate Bond Fund Class I	$ 2,454	$ —	$ —	$ —	$ 31	$ 2,485	$ 64	$ —	437

42	MainStay VP Floating Rate Portfolio

Note 4-Federal Income Tax
As of June 30, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$850,644,736	$3,091,200	$(8,966,318)	$(5,875,118)
As of December 31, 2020, for federal income tax purposes, capital loss carryforwards of $42,496,402, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$4,592	$37,905
During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$24,163,226
Note 5–Commitments and Contingencies
As of June 30, 2021, the Portfolio had unfunded commitments pursuant to the following loan agreements:
Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)
AI Aqua Merger Sub, Inc., Delayed Draw Term Loan TBD, due 6/16/28	$ 267,167	$ 1,833
FCG Acquisitions, Inc., First Lien Delayed Draw Term Loan 1.875%, (1 Month LIBOR + 1.875%), due 3/31/28	85,685	(395)
Hillman Group, Inc., Delayed Term Loan TBD, due 2/24/28	10,324	(28)
LBM Acquisition LLC, First Lien Initial Delayed Draw Term Loan 4.50%, due 12/17/27	51,479	146
National Mentor Holdings, Inc., First Lien Delayed Draw Term Loan 3.75%, (3 Month LIBOR + 3.75), due 3/2/28	73,158	(59)
Pluto Acquisition I, Inc., 2021 Term Loan TBD, due 6/20/26	2,100,000	(5,000)
Redstone HoldCo 2 LP, First Lien Delayed Draw Term Loan TBD, due 4/27/28	982,055	(2,461)
Tricorbraun Holdings, Inc., First Lien Delayed Draw Term Loan TBD, (3 Month LIBOR + 3.25%), due 3/3/28	247,550	(2,067)
Total	$3,817,418	$(8,031)
Commitments are available until maturity date.
Note 6–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $6,644 for the period January 1, 2021 through February 21, 2021.
43

Notes to Financial Statements (Unaudited) (continued)
Note 7–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 8–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 9–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2021, purchases and sales of securities, other than short-term securities, were $277,923 and $108,093, respectively.
Note 10–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	15,190,335	$ 134,916,177
Shares issued to shareholders in reinvestment of distributions	321,170	2,850,175
Shares redeemed	(1,816,522)	(16,126,119)
Net increase (decrease)	13,694,983	$ 121,640,233
Year ended December 31, 2020:
Shares sold	902,443	$ 7,694,804
Shares issued to shareholders in reinvestment of distributions	735,186	6,228,563
Shares redeemed	(8,502,000)	(70,651,192)
Net increase (decrease)	(6,864,371)	$ (56,727,825)

Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	3,376,838	$ 29,973,934
Shares issued to shareholders in reinvestment of distributions	824,545	7,321,840
Shares redeemed	(2,233,736)	(19,839,839)
Net increase (decrease)	1,967,647	$ 17,455,935
Year ended December 31, 2020:
Shares sold	7,072,308	$ 60,235,467
Shares issued to shareholders in reinvestment of distributions	2,112,090	17,934,996
Shares redeemed	(17,706,501)	(148,149,484)
Net increase (decrease)	(8,522,103)	$ (69,979,021)
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

44	MainStay VP Floating Rate Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
45

Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
46	MainStay VP Floating Rate Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
nylinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2021 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781620	MSVPFR10-08/21
(NYLIAC) NI518

MainStay VP MacKay High Yield Corporate Bond Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the U.S. Federal Reserve. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/1/1995	4.12%	14.43%	6.99%	6.48%	0.59%
Service Class Shares	6/4/2003	3.99	14.15	6.72	6.22	0.84

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
ICE BofA U.S. High Yield Constrained Index[1]	3.70%	15.60%	7.28%	6.49%
Morningstar High Yield Bond Category Average[2]	3.61	14.48	6.07	5.29

1.	The ICE BofA U.S. High Yield Constrained Index is the Portfolio's primary benchmark. The ICE BofA U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may issuer may constitute greater than 2% of the Index. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay High Yield Corporate Bond Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,041.20	$2.94	$1,021.92	$2.91	0.58%
Service Class Shares	$1,000.00	$1,039.90	$4.20	$1,020.68	$4.16	0.83%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6

Portfolio Composition as of June 30, 2021 (Unaudited)
‡    Less than one-tenth of percent.
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings or Issuers Held as of June 30, 2021 (excluding short-term investments) (Unaudited)
1.	CCO Holdings LLC, 4.25%-5.75%, due 2/15/26–6/1/33
2.	HCA, Inc., 3.50%-8.36%, due 5/1/23–11/6/33
3.	MSCI, Inc., 3.625%-5.375%, due 5/15/27–11/1/31
4.	TransDigm, Inc., 2.354%-8.00%, due 12/9/25–5/1/29
5.	Netflix, Inc., 4.875%-5.875%, due 2/15/22–6/15/30
6.	Carnival Corp., 5.75%-11.50%, due 4/1/23–8/1/27
7.	T-Mobile US, Inc., 2.625%-5.375%, due 2/1/26–4/15/31
8.	Sprint Capital Corp., 6.875%, due 11/15/28
9.	MGM Growth Properties Operating Partnership LP, 3.875%-5.75%, due 5/1/24–2/15/29
10.	Gulfport Energy Operating Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Andrew Susser of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay High Yield Corporate Bond Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP MacKay High Yield Corporate Bond Portfolio returned 4.12% for Initial Class shares and 3.99% for Service Class shares. Over the same period, both share classes outperformed the 3.70% return of the ICE BofA U.S. High Yield Constrained Index (“Index”), which is the Portfolio’s benchmark, and the 3.61% return of the Morningstar High Yield Bond Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
During the reporting period, the Portfolio’s outperformance relative to the Index was driven primarily by strong security selection. In the energy sector, good selection and overweight exposure to exploration & production companies made positive contributions to returns. (Contributions take weightings and total returns into account.) Though underweight exposure to CCC-rated2 bonds detracted from returns relative to the Index as that segment of the market outperformed, security selection among CCC-rated credits offset the negative effect of the Portfolio’s underweight position.
What was the Portfolio’s duration3 strategy during the reporting period?
The Portfolio’s duration is the result of our bottom-up fundamental analysis and is residual of the investment process. However, the Portfolio did have a lower duration relative to the Index throughout the reporting period.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
There were no material shifts to the Portfolio during the reporting period, but the sharp recovery in the “fallen angels” (credits downgraded from investment grade to high yield) component of the Portfolio did give us the opportunity to trim positions at premiums that were purchased at steep discounts. Fallen angels were significant positive contributors to the Portfolio’s returns during the reporting period.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
Security selection in the energy sector made the strongest positive contribution to the Portfolio’s absolute returns during the reporting period. Security selection in basic industry and media were also positive contributors to returns. Security selection in the utility sector posted a negative contribution to return during the reporting period. In addition, the banking sector was a weak contributor to absolute performance.
Did the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, we selectively trimmed the Portfolio’s positions in fallen angels that were purchased at the height of the pandemic and then recovered nicely. The Portfolio purchased new issues in toy manufacturer Mattel and energy producer New Fortress Energy.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, there were no material changes to the sector weightings in the Portfolio. On the margin, we did add to the Portfolio’s health care and services exposure while moderately trimming exposure to consumer goods and telecommunications.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2021, the Portfolio held underweight positions relative to the Index in CCC-rated bonds and held overweight exposure to higher-quality issuers. Across industries, the Portfolio held overweight exposure to energy and basic industry. Conversely, the Portfolio held underweight exposure to consumer goods and telecommunications.

1.	See page 5 for more information on benchmark and peer group returns.
2.	An obligation rated ‘CCC’ by Standard & Poor’s (S&P) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
8

Portfolio of Investments June 30, 2021† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 92.7%
Convertible Bonds 0.7%
Investment Companies 0.2%
Ares Capital Corp.
4.625%, due 3/1/24	$ 4,365,000	$ 4,771,382
Media 0.2%
DISH Network Corp.
2.375%, due 3/15/24	3,050,000	2,968,031
3.375%, due 8/15/26	4,520,000	4,623,960
		7,591,991
Oil & Gas Services 0.3%
Forum Energy Technologies, Inc.
9.00% (6.25% Cash and 2.75% PIK), due 8/4/25 (a)	9,247,866	9,280,464
Total Convertible Bonds (Cost $20,123,824)		21,643,837
Corporate Bonds 89.3%
Advertising 1.0%
Lamar Media Corp.
3.625%, due 1/15/31 (b)	9,000,000	8,797,500
3.75%, due 2/15/28	6,320,000	6,430,600
4.00%, due 2/15/30	6,400,000	6,477,504
4.875%, due 1/15/29	2,195,000	2,315,725
Outfront Media Capital LLC (b)
4.25%, due 1/15/29	2,000,000	2,012,500
5.00%, due 8/15/27	6,910,000	7,154,545
		33,188,374
Aerospace & Defense 1.8%
F-Brasile SpA
Series XR
7.375%, due 8/15/26 (b)	5,587,000	5,754,610
Rolls-Royce plc
5.75%, due 10/15/27 (b)	3,210,000	3,535,783
TransDigm UK Holdings plc
6.875%, due 5/15/26	7,637,000	8,057,035
TransDigm, Inc.
4.625%, due 1/15/29 (b)	7,485,000	7,487,620
4.875%, due 5/1/29 (b)	5,630,000	5,683,485
6.25%, due 3/15/26 (b)	22,850,000	24,106,750
7.50%, due 3/15/27	2,500,000	2,659,375
8.00%, due 12/15/25 (b)	2,000,000	2,161,000
		59,445,658
	Principal Amount	Value

Airlines 1.0%
American Airlines, Inc. (b)
5.50%, due 4/20/26	$ 4,560,000	$ 4,827,900
5.75%, due 4/20/29	3,750,000	4,054,687
Delta Air Lines, Inc.
4.50%, due 10/20/25 (b)	4,095,000	4,400,572
4.75%, due 10/20/28 (b)	5,450,000	6,059,079
7.00%, due 5/1/25 (b)	1,220,000	1,423,726
7.375%, due 1/15/26	2,160,000	2,534,402
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (b)	6,405,000	7,051,905
Spirit Loyalty Cayman Ltd.
8.00%, due 9/20/25 (b)	1,495,984	1,691,958
		32,044,229
Auto Manufacturers 2.0%
Ford Holdings LLC
9.30%, due 3/1/30	8,454,000	11,434,880
Ford Motor Co.
7.45%, due 7/16/31	5,200,000	6,838,000
9.625%, due 4/22/30	1,500,000	2,152,500
Ford Motor Credit Co. LLC
3.339%, due 3/28/22	2,561,000	2,598,647
3.375%, due 11/13/25	4,000,000	4,147,800
4.00%, due 11/13/30	5,000,000	5,237,500
4.125%, due 8/17/27	1,000,000	1,060,777
4.271%, due 1/9/27	1,647,000	1,764,596
4.389%, due 1/8/26	750,000	810,000
5.125%, due 6/16/25	3,500,000	3,854,375
General Motors Co.
6.80%, due 10/1/27	3,000,000	3,778,705
JB Poindexter & Co., Inc.
7.125%, due 4/15/26 (b)	11,255,000	11,888,094
Mclaren Finance plc
5.75%, due 8/1/22 (b)	2,711,000	2,701,701
PM General Purchaser LLC
9.50%, due 10/1/28 (b)	3,775,000	3,976,660
Wabash National Corp.
5.50%, due 10/1/25 (b)	2,377,000	2,424,540
		64,668,775
Auto Parts & Equipment 2.2%
Adient Global Holdings Ltd.
4.875%, due 8/15/26 (b)	6,300,000	6,484,149
Adient US LLC
9.00%, due 4/15/25 (b)	1,320,000	1,453,650
American Axle & Manufacturing, Inc.
6.25%, due 4/1/25	4,000,000	4,131,840
Dealer Tire LLC
8.00%, due 2/1/28 (b)	2,400,000	2,586,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
Exide Global Holding Netherlands CV
10.75%, due 10/26/24 (c)(d)(e)	$ 3,380,000	$ 3,312,400
Goodyear Tire & Rubber Co. (The) (b)
5.00%, due 7/15/29	4,070,000	4,261,290
5.25%, due 7/15/31	2,135,000	2,231,075
IHO Verwaltungs GmbH (a)(b)
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	7,173,000	7,332,886
6.00% (6.00% Cash or 6.75% PIK), due 5/15/27	9,581,000	10,036,097
6.375% (6.38% Cash or 7.13% PIK), due 5/15/29	10,105,000	11,014,450
Meritor, Inc.
6.25%, due 6/1/25 (b)	1,000,000	1,065,170
Real Hero Merger Sub 2, Inc.
6.25%, due 2/1/29 (b)	9,805,000	10,169,746
Tenneco, Inc.
5.00%, due 7/15/26	1,500,000	1,492,050
7.875%, due 1/15/29 (b)	2,770,000	3,128,383
Wheel Pros, Inc.
6.50%, due 5/15/29 (b)	3,000,000	3,033,750
		71,732,936
Beverages 0.1%
Primo Water Holdings, Inc.
4.375%, due 4/30/29 (b)	3,725,000	3,725,000
Biotechnology 0.1%
Emergent BioSolutions, Inc.
3.875%, due 8/15/28 (b)	2,980,000	2,918,970
Building Materials 1.1%
James Hardie International Finance DAC
5.00%, due 1/15/28 (b)	8,011,000	8,484,330
Koppers, Inc.
6.00%, due 2/15/25 (b)	6,270,000	6,470,640
Patrick Industries, Inc. (b)
4.75%, due 5/1/29	2,295,000	2,280,656
7.50%, due 10/15/27	5,615,000	6,071,050
Summit Materials LLC (b)
5.125%, due 6/1/25	3,270,000	3,296,242
5.25%, due 1/15/29	3,930,000	4,175,350
6.50%, due 3/15/27	5,135,000	5,435,295
		36,213,563
	Principal Amount	Value

Chemicals 1.4%
CVR Partners LP
6.125%, due 6/15/28 (b)	$ 1,700,000	$ 1,742,500
GPD Cos., Inc.
10.125%, due 4/1/26 (b)	6,400,000	6,976,000
Innophos Holdings, Inc.
9.375%, due 2/15/28 (b)	5,900,000	6,372,000
Iris Holdings, Inc.
8.75% (8.75% Cash or 9.50% PIK), due 2/15/26 (a)(b)	5,015,000	5,115,300
NOVA Chemicals Corp. (b)
4.875%, due 6/1/24	2,635,000	2,779,925
5.25%, due 6/1/27	1,000,000	1,077,800
SCIH Salt Holdings, Inc. (b)
4.875%, due 5/1/28	6,000,000	5,999,280
6.625%, due 5/1/29	7,280,000	7,298,200
TPC Group, Inc. Escrow Claim Shares
(zero coupon)%, due 12/31/49 (c)(d)(e)(f)	53,500	—
10.50%, due 8/1/24 (b)	3,583,000	3,368,020
10.875%, due 8/1/24 (b)	5,350,000	5,724,500
		46,453,525
Coal 0.2%
Coronado Finance Pty. Ltd.
10.75%, due 5/15/26 (b)	2,600,000	2,769,000
Natural Resource Partners LP
9.125%, due 6/30/25 (b)	3,095,000	3,033,100
		5,802,100
Commercial Services 4.0%
Allied Universal Holdco LLC (b)
6.625%, due 7/15/26	3,000,000	3,180,690
9.75%, due 7/15/27	4,115,000	4,531,644
AMN Healthcare, Inc. (b)
4.00%, due 4/15/29	2,350,000	2,366,603
4.625%, due 10/1/27	2,100,000	2,182,320
Ashtead Capital, Inc. (b)
4.00%, due 5/1/28	4,130,000	4,341,662
4.25%, due 11/1/29	5,300,000	5,724,000
4.375%, due 8/15/27	2,008,000	2,103,380
5.25%, due 8/1/26	3,500,000	3,648,890
Carriage Services, Inc.
4.25%, due 5/15/29 (b)	2,500,000	2,496,200
Cimpress plc
7.00%, due 6/15/26 (b)	7,892,000	8,319,510
Gartner, Inc.
3.75%, due 10/1/30 (b)	4,200,000	4,297,062
Graham Holdings Co.
5.75%, due 6/1/26 (b)	11,107,000	11,551,280

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
IHS Markit Ltd. (b)
4.75%, due 2/15/25	$ 3,950,000	$ 4,422,025
5.00%, due 11/1/22	18,089,000	18,948,931
Jaguar Holding Co. II
5.00%, due 6/15/28 (b)	1,030,000	1,116,437
Korn Ferry
4.625%, due 12/15/27 (b)	4,000,000	4,155,000
MPH Acquisition Holdings LLC
5.75%, due 11/1/28 (b)	3,295,000	3,311,178
NESCO Holdings II, Inc.
5.50%, due 4/15/29 (b)	3,200,000	3,340,000
Nielsen Finance LLC (b)
4.50%, due 7/15/29	1,900,000	1,905,320
4.75%, due 7/15/31	3,000,000	3,007,500
Rent-A-Center, Inc.
6.375%, due 2/15/29 (b)	1,000,000	1,073,750
Ritchie Bros Auctioneers, Inc.
5.375%, due 1/15/25 (b)	3,800,000	3,911,625
Service Corp. International
3.375%, due 8/15/30	4,480,000	4,389,504
4.00%, due 5/15/31	7,000,000	7,144,725
Square, Inc.
3.50%, due 6/1/31 (b)	2,165,000	2,183,944
United Rentals North America, Inc.
3.875%, due 11/15/27	4,495,000	4,723,031
3.875%, due 2/15/31	3,500,000	3,561,250
4.875%, due 1/15/28	1,000,000	1,060,500
5.50%, due 5/15/27	1,000,000	1,060,000
WW International, Inc.
4.50%, due 4/15/29 (b)	5,510,000	5,551,325
		129,609,286
Computers 0.2%
Booz Allen Hamilton, Inc.
4.00%, due 7/1/29 (b)	1,750,000	1,789,375
Unisys Corp.
6.875%, due 11/1/27 (b)	5,365,000	5,863,087
		7,652,462
Cosmetics & Personal Care 0.3%
Edgewell Personal Care Co. (b)
4.125%, due 4/1/29	6,780,000	6,847,800
5.50%, due 6/1/28	4,000,000	4,240,000
		11,087,800
Distribution & Wholesale 0.7%
Avient Corp.
5.25%, due 3/15/23	8,636,000	9,240,520
	Principal Amount	Value

Distribution & Wholesale (continued)
Avient Corp. (continued)
5.75%, due 5/15/25 (b)	$ 2,000,000	$ 2,111,510
G-III Apparel Group Ltd.
7.875%, due 8/15/25 (b)	5,000,000	5,412,750
H&E Equipment Services, Inc.
3.875%, due 12/15/28 (b)	4,450,000	4,378,800
Resideo Funding, Inc.
6.125%, due 11/1/26 (b)	1,927,000	2,023,350
		23,166,930
Diversified Financial Services 1.5%
Credit Acceptance Corp.
5.125%, due 12/31/24 (b)	2,605,000	2,699,431
6.625%, due 3/15/26	9,465,000	9,961,912
Enact Holdings, Inc.
6.50%, due 8/15/25 (b)	4,485,000	4,943,367
Jefferies Finance LLC
6.25%, due 6/3/26 (b)	5,000,000	5,225,000
LPL Holdings, Inc. (b)
4.00%, due 3/15/29	6,970,000	7,001,156
4.375%, due 5/15/31	3,280,000	3,316,900
4.625%, due 11/15/27	1,535,000	1,590,644
Oxford Finance LLC
6.375%, due 12/15/22 (b)	5,480,000	5,521,100
PennyMac Financial Services, Inc.
4.25%, due 2/15/29 (b)	3,650,000	3,516,446
PRA Group, Inc.
7.375%, due 9/1/25 (b)	3,700,000	3,991,375
StoneX Group, Inc.
8.625%, due 6/15/25 (b)	1,298,000	1,387,238
		49,154,569
Electric 1.5%
Clearway Energy Operating LLC
4.75%, due 3/15/28 (b)	4,050,000	4,247,438
DPL, Inc.
4.125%, due 7/1/25	5,815,000	6,236,587
Keystone Power Pass-Through Holders LLC
13.00% (13.00% PIK), due 6/1/24 (a)(b)(d)	3,416,654	2,801,656
Leeward Renewable Energy Operations LLC
4.25%, due 7/1/29 (b)	4,400,000	4,455,000
NextEra Energy Operating Partners LP
3.875%, due 10/15/26 (b)	4,500,000	4,753,125
NRG Energy, Inc.
6.625%, due 1/15/27	7,000,000	7,246,540
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Pattern Energy Operations LP
4.50%, due 8/15/28 (b)	$ 4,205,000	$ 4,353,016
PG&E Corp.
5.00%, due 7/1/28	5,960,000	6,026,275
5.25%, due 7/1/30	3,840,000	3,876,480
Vistra Operations Co. LLC (b)
4.375%, due 5/1/29	2,850,000	2,864,250
5.00%, due 7/31/27	3,300,000	3,387,879
		50,248,246
Electrical Components & Equipment 0.2%
WESCO Distribution, Inc. (b)
7.125%, due 6/15/25	4,535,000	4,900,975
7.25%, due 6/15/28	2,500,000	2,784,625
		7,685,600
Energy-Alternate Sources 0.2%
Renewable Energy Group, Inc.
5.875%, due 6/1/28 (b)	3,700,000	3,880,375
TerraForm Power Operating LLC
4.75%, due 1/15/30 (b)	3,000,000	3,072,510
		6,952,885
Engineering & Construction 0.5%
Arcosa, Inc.
4.375%, due 4/15/29 (b)	1,340,000	1,363,450
Great Lakes Dredge & Dock Corp.
5.25%, due 6/1/29 (b)	4,000,000	4,120,400
PowerTeam Services LLC
9.033%, due 12/4/25 (b)	3,465,000	3,811,500
Weekley Homes LLC
4.875%, due 9/15/28 (b)	5,800,000	6,003,000
		15,298,350
Entertainment 2.6%
Affinity Gaming
6.875%, due 12/15/27 (b)	3,340,000	3,544,575
Allen Media LLC
10.50%, due 2/15/28 (b)	4,700,000	4,993,750
Bally's Corp.
6.75%, due 6/1/27 (b)	6,595,000	7,027,830
Boyne USA, Inc.
4.75%, due 5/15/29 (b)	2,900,000	2,992,017
CCM Merger, Inc.
6.375%, due 5/1/26 (b)	2,170,000	2,278,500
Churchill Downs, Inc. (b)
4.75%, due 1/15/28	11,527,000	11,927,102
5.50%, due 4/1/27	8,051,000	8,389,597
	Principal Amount	Value

Entertainment (continued)
Everi Holdings, Inc.
5.00%, due 7/15/29 (b)	$ 440,000	$ 440,000
International Game Technology plc
6.25%, due 1/15/27 (b)	6,725,000	7,666,500
Jacobs Entertainment, Inc.
7.875%, due 2/1/24 (b)	2,193,000	2,291,685
Live Nation Entertainment, Inc. (b)
3.75%, due 1/15/28	1,300,000	1,305,746
6.50%, due 5/15/27	6,435,000	7,141,563
Merlin Entertainments Ltd.
5.75%, due 6/15/26 (b)	10,940,000	11,446,631
Midwest Gaming Borrower LLC
4.875%, due 5/1/29 (b)	1,650,000	1,652,063
Motion Bondco DAC
6.625%, due 11/15/27 (b)	4,200,000	4,252,500
Powdr Corp.
6.00%, due 8/1/25 (b)	3,335,000	3,501,750
Vail Resorts, Inc.
6.25%, due 5/15/25 (b)	2,800,000	2,997,064
		83,848,873
Environmental Control 0.2%
Madison IAQ LLC (b)
4.125%, due 6/30/28	2,300,000	2,323,000
5.875%, due 6/30/29	3,200,000	3,256,000
		5,579,000
Food 2.0%
B&G Foods, Inc.
5.25%, due 4/1/25	4,142,000	4,254,248
Kraft Heinz Foods Co.
3.875%, due 5/15/27	4,625,000	5,081,827
4.25%, due 3/1/31	3,500,000	3,975,961
6.50%, due 2/9/40	7,715,000	10,714,402
6.875%, due 1/26/39	7,588,000	10,899,476
Lamb Weston Holdings, Inc.
4.875%, due 5/15/28 (b)	3,300,000	3,650,625
Land O' Lakes, Inc.
6.00%, due 11/15/22 (b)	7,880,000	8,311,298
Land O'Lakes Capital Trust I
7.45%, due 3/15/28 (b)	5,130,000	5,901,706
Simmons Foods, Inc.
4.625%, due 3/1/29 (b)	4,950,000	4,993,015
TreeHouse Foods, Inc.
4.00%, due 9/1/28	3,000,000	2,977,500
United Natural Foods, Inc.
6.75%, due 10/15/28 (b)	5,000,000	5,380,800
		66,140,858

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12

	Principal Amount	Value
Corporate Bonds (continued)
Food Service 0.2%
Aramark Services, Inc.
6.375%, due 5/1/25 (b)	$ 6,500,000	$ 6,906,250
Forest Products & Paper 1.0%
Mercer International, Inc.
5.125%, due 2/1/29 (b)	8,860,000	9,116,940
5.50%, due 1/15/26	1,000,000	1,027,490
Schweitzer-Mauduit International, Inc.
6.875%, due 10/1/26 (b)	3,000,000	3,176,250
Smurfit Kappa Treasury Funding DAC
7.50%, due 11/20/25	15,843,000	19,684,927
		33,005,607
Gas 0.6%
AmeriGas Partners LP
5.625%, due 5/20/24	4,425,000	4,834,313
5.75%, due 5/20/27	2,485,000	2,770,775
5.875%, due 8/20/26	6,885,000	7,708,790
Rockpoint Gas Storage Canada Ltd.
7.00%, due 3/31/23 (b)	5,100,000	5,214,750
		20,528,628
Hand & Machine Tools 0.1%
Werner FinCo. LP
8.75%, due 7/15/25 (b)	4,250,000	4,430,625
Healthcare-Products 0.9%
Hologic, Inc. (b)
3.25%, due 2/15/29	7,325,000	7,260,906
4.625%, due 2/1/28	3,000,000	3,150,000
Teleflex, Inc.
4.25%, due 6/1/28 (b)	7,755,000	8,084,588
4.625%, due 11/15/27	3,500,000	3,728,165
Varex Imaging Corp.
7.875%, due 10/15/27 (b)	5,050,000	5,656,000
		27,879,659
Healthcare-Services 5.1%
Acadia Healthcare Co., Inc. (b)
5.00%, due 4/15/29	1,750,000	1,825,110
5.50%, due 7/1/28	1,500,000	1,601,250
AHP Health Partners, Inc.
9.75%, due 7/15/26 (b)	5,890,000	6,336,462
Catalent Pharma Solutions, Inc. (b)
3.125%, due 2/15/29	5,195,000	5,030,734
5.00%, due 7/15/27	5,180,000	5,412,893
	Principal Amount	Value

Healthcare-Services (continued)
Centene Corp.
3.00%, due 10/15/30	$ 4,000,000	$ 4,109,120
4.25%, due 12/15/27	1,810,000	1,907,287
4.625%, due 12/15/29	4,870,000	5,355,880
5.375%, due 6/1/26 (b)	3,245,000	3,391,025
5.375%, due 8/15/26 (b)	2,380,000	2,487,100
Charles River Laboratories International, Inc.
3.75%, due 3/15/29 (b)	1,620,000	1,642,275
DaVita, Inc. (b)
3.75%, due 2/15/31	2,900,000	2,784,000
4.625%, due 6/1/30	2,700,000	2,776,194
Encompass Health Corp.
4.50%, due 2/1/28	5,000,000	5,187,350
4.625%, due 4/1/31	1,875,000	2,008,969
4.75%, due 2/1/30	7,100,000	7,543,750
HCA, Inc.
3.50%, due 9/1/30	7,300,000	7,777,201
5.375%, due 2/1/25	7,255,000	8,183,640
5.625%, due 9/1/28	2,090,000	2,476,650
5.875%, due 5/1/23	4,800,000	5,216,160
5.875%, due 2/15/26	9,015,000	10,418,185
7.50%, due 11/6/33	12,100,000	16,698,000
7.58%, due 9/15/25	3,507,000	4,225,935
7.69%, due 6/15/25	9,195,000	11,171,465
8.36%, due 4/15/24	4,450,000	5,245,437
IQVIA, Inc.
5.00%, due 10/15/26 (b)	9,792,000	10,134,720
LifePoint Health, Inc.
5.375%, due 1/15/29 (b)	3,985,000	3,885,375
ModivCare, Inc.
5.875%, due 11/15/25 (b)	3,500,000	3,745,000
Molina Healthcare, Inc.
3.875%, due 11/15/30 (b)	4,180,000	4,352,425
RegionalCare Hospital Partners Holdings, Inc.
9.75%, due 12/1/26 (b)	10,055,000	10,821,694
Select Medical Corp.
6.25%, due 8/15/26 (b)	2,000,000	2,130,040
		165,881,326
Holding Companies-Diversified 0.3%
Stena International SA
6.125%, due 2/1/25 (b)	9,525,000	9,906,000
Home Builders 2.2%
Adams Homes, Inc.
7.50%, due 2/15/25 (b)	5,250,000	5,486,250
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Home Builders (continued)
Ashton Woods USA LLC (b)
6.625%, due 1/15/28	$ 2,000,000	$ 2,130,000
6.75%, due 8/1/25	2,237,000	2,318,091
9.875%, due 4/1/27	3,230,000	3,609,525
Brookfield Residential Properties, Inc.
6.25%, due 9/15/27 (b)	4,855,000	5,128,094
Century Communities, Inc.
5.875%, due 7/15/25	3,100,000	3,206,082
6.75%, due 6/1/27	6,775,000	7,189,969
Installed Building Products, Inc.
5.75%, due 2/1/28 (b)	4,655,000	4,899,387
M/I Homes, Inc.
4.95%, due 2/1/28	3,000,000	3,129,750
5.625%, due 8/1/25	515,000	530,450
Meritage Homes Corp.
3.875%, due 4/15/29 (b)	5,565,000	5,759,775
Picasso Finance Sub, Inc.
6.125%, due 6/15/25 (b)	3,935,000	4,160,279
PulteGroup, Inc.
7.875%, due 6/15/32	3,595,000	5,160,622
Shea Homes LP (b)
4.75%, due 2/15/28	7,300,000	7,470,601
4.75%, due 4/1/29	1,000,000	1,026,880
STL Holding Co. LLC
7.50%, due 2/15/26 (b)	2,700,000	2,841,750
Williams Scotsman International, Inc.
4.625%, due 8/15/28 (b)	3,020,000	3,118,754
Winnebago Industries, Inc.
6.25%, due 7/15/28 (b)	3,300,000	3,555,750
		70,722,009
Household Products & Wares 0.3%
Central Garden & Pet Co.
4.125%, due 10/15/30	2,020,000	2,062,925
4.125%, due 4/30/31 (b)	2,300,000	2,325,875
Spectrum Brands, Inc.
3.875%, due 3/15/31 (b)	1,500,000	1,473,945
5.75%, due 7/15/25	3,840,000	3,935,040
		9,797,785
Housewares 0.2%
Scotts Miracle-Gro Co. (The)
4.00%, due 4/1/31 (b)	4,860,000	4,844,837
	Principal Amount	Value

Insurance 1.0%
American Equity Investment Life Holding Co.
5.00%, due 6/15/27	$ 3,420,000	$ 3,869,279
BroadStreet Partners, Inc.
5.875%, due 4/15/29 (b)	4,500,000	4,590,000
Fairfax Financial Holdings Ltd.
8.30%, due 4/15/26	4,273,000	5,387,125
Fidelity & Guaranty Life Holdings, Inc.
5.50%, due 5/1/25 (b)	2,500,000	2,878,501
MGIC Investment Corp.
5.25%, due 8/15/28	6,140,000	6,508,400
NMI Holdings, Inc.
7.375%, due 6/1/25 (b)	3,245,000	3,718,640
USI, Inc.
6.875%, due 5/1/25 (b)	5,890,000	5,963,802
		32,915,747
Internet 2.2%
Cars.com, Inc.
6.375%, due 11/1/28 (b)	4,150,000	4,426,141
Netflix, Inc.
4.875%, due 4/15/28	1,692,000	1,966,950
4.875%, due 6/15/30 (b)	3,000,000	3,567,900
5.375%, due 11/15/29 (b)	2,500,000	3,036,491
5.50%, due 2/15/22	7,455,000	7,641,375
5.75%, due 3/1/24	10,899,000	12,234,127
5.875%, due 2/15/25	3,320,000	3,836,526
5.875%, due 11/15/28	8,800,000	10,801,384
Uber Technologies, Inc. (b)
7.50%, due 5/15/25	2,400,000	2,590,080
7.50%, due 9/15/27	6,065,000	6,665,314
VeriSign, Inc.
4.75%, due 7/15/27	6,000,000	6,367,500
5.25%, due 4/1/25	9,025,000	10,249,602
		73,383,390
Investment Companies 1.2%
Compass Group Diversified Holdings LLC
5.25%, due 4/15/29 (b)	8,500,000	8,840,000
FS Energy and Power Fund
7.50%, due 8/15/23 (b)	21,035,000	21,718,637
Icahn Enterprises LP
5.25%, due 5/15/27	4,000,000	4,129,980
5.25%, due 5/15/27 (b)	425,000	438,813
6.25%, due 5/15/26	4,000,000	4,244,000
		39,371,430

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14

	Principal Amount	Value
Corporate Bonds (continued)
Iron & Steel 0.9%
Allegheny Ludlum LLC
6.95%, due 12/15/25	$ 7,400,000	$ 8,103,000
Allegheny Technologies, Inc.
7.875%, due 8/15/23 (g)	1,423,000	1,559,964
Big River Steel LLC
6.625%, due 1/31/29 (b)	8,500,000	9,360,625
Mineral Resources Ltd.
8.125%, due 5/1/27 (b)	10,345,000	11,366,569
		30,390,158
Leisure Time 2.3%
Carlson Travel, Inc. (b)
6.75%, due 12/15/25 (f)(h)	14,283,000	13,131,505
10.50%, due 3/31/25 (g)	9,199,150	9,659,107
11.50% (9.50% Cash and 2.00% PIK), due 12/15/26 (a)(f)(h)(i)	8,460,000	4,230,000
Carnival Corp. (b)
5.75%, due 3/1/27	16,080,000	16,843,800
7.625%, due 3/1/26	2,785,000	3,025,206
9.875%, due 8/1/27	7,000,000	8,172,500
10.50%, due 2/1/26	6,090,000	7,090,283
11.50%, due 4/1/23	5,880,000	6,617,352
Royal Caribbean Cruises Ltd.
5.50%, due 4/1/28 (b)	4,870,000	5,100,351
		73,870,104
Lodging 1.7%
Boyd Gaming Corp.
4.75%, due 12/1/27	8,195,000	8,481,825
4.75%, due 6/15/31 (b)	5,825,000	6,043,438
Genting New York LLC
3.30%, due 2/15/26 (b)	6,185,000	6,243,499
Hilton Domestic Operating Co., Inc.
4.00%, due 5/1/31 (b)	6,845,000	6,905,715
4.875%, due 1/15/30	7,000,000	7,472,500
5.75%, due 5/1/28 (b)	1,725,000	1,866,571
Hyatt Hotels Corp.
5.75%, due 4/23/30	2,315,000	2,810,133
Marriott International, Inc.
Series GG
3.50%, due 10/15/32	4,000,000	4,249,208
Series FF
4.625%, due 6/15/30	2,000,000	2,303,404
Series EE
5.75%, due 5/1/25	7,050,000	8,137,810
	Principal Amount	Value

Lodging (continued)
Marriott Ownership Resorts, Inc.
6.50%, due 9/15/26	$ 2,001,000	$ 2,078,539
		56,592,642
Machinery—Construction & Mining 0.1%
Terex Corp.
5.00%, due 5/15/29 (b)	2,150,000	2,241,375
Machinery-Diversified 0.5%
Briggs & Stratton Corp. Escrow Claim Shares
6.875%, due 12/15/20 (d)(f)(h)(j)	5,030,000	414,975
Colfax Corp.
6.375%, due 2/15/26 (b)	3,053,000	3,223,968
Stevens Holding Co., Inc.
6.125%, due 10/1/26 (b)	4,144,000	4,444,440
TK Elevator US Newco, Inc.
5.25%, due 7/15/27 (b)	5,380,000	5,669,175
Vertical Holdco GmbH
7.625%, due 7/15/28 (b)	1,570,000	1,703,748
		15,456,306
Media 6.7%
Block Communications, Inc.
4.875%, due 3/1/28 (b)	3,775,000	3,850,500
Cable One, Inc.
4.00%, due 11/15/30 (b)	9,475,000	9,510,531
CCO Holdings LLC
4.25%, due 2/1/31 (b)	6,000,000	6,112,500
4.50%, due 8/15/30 (b)	13,555,000	14,113,654
4.50%, due 5/1/32	10,680,000	11,067,150
4.50%, due 6/1/33 (b)	4,300,000	4,400,018
4.75%, due 3/1/30 (b)	7,715,000	8,158,613
5.00%, due 2/1/28 (b)	8,550,000	8,966,813
5.125%, due 5/1/27 (b)	12,000,000	12,586,800
5.375%, due 6/1/29 (b)	4,780,000	5,225,018
5.75%, due 2/15/26 (b)	2,532,000	2,616,974
CSC Holdings LLC (b)
5.75%, due 1/15/30	6,705,000	6,964,819
6.50%, due 2/1/29	2,660,000	2,946,216
Diamond Sports Group LLC (b)
5.375%, due 8/15/26	800,000	518,960
6.625%, due 8/15/27	3,335,000	1,637,935
DISH DBS Corp.
5.125%, due 6/1/29 (b)	3,300,000	3,258,519
5.875%, due 7/15/22	6,655,000	6,942,496
7.75%, due 7/1/26	9,055,000	10,254,787
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
LCPR Senior Secured Financing DAC (b)
5.125%, due 7/15/29	$ 1,700,000	$ 1,757,375
6.75%, due 10/15/27	15,106,000	16,279,736
Meredith Corp.
6.875%, due 2/1/26	16,403,000	17,059,120
News Corp.
3.875%, due 5/15/29 (b)	10,470,000	10,574,700
Quebecor Media, Inc.
5.75%, due 1/15/23	12,147,000	12,999,294
Scripps Escrow II, Inc.
3.875%, due 1/15/29 (b)	4,805,000	4,766,704
Sirius XM Radio, Inc.
4.00%, due 7/15/28 (b)	2,750,000	2,832,500
Sterling Entertainment Enterprises LLC
10.25%, due 1/15/25 (c)(d)(e)(j)	7,000,000	7,245,000
Townsquare Media, Inc.
6.875%, due 2/1/26 (b)	1,015,000	1,086,050
Videotron Ltd.
5.00%, due 7/15/22	2,625,000	2,730,263
5.125%, due 4/15/27 (b)	5,890,000	6,155,050
5.375%, due 6/15/24 (b)	11,450,000	12,537,750
Virgin Media Finance plc
5.00%, due 7/15/30 (b)	3,490,000	3,525,912
		218,681,757
Metal Fabricate & Hardware 0.9%
Advanced Drainage Systems, Inc.
5.00%, due 9/30/27 (b)	3,895,000	4,043,088
Grinding Media, Inc.
7.375%, due 12/15/23 (b)	20,535,000	20,997,859
Park-Ohio Industries, Inc.
6.625%, due 4/15/27	4,875,000	4,961,775
		30,002,722
Mining 2.3%
Alcoa Nederland Holding BV
7.00%, due 9/30/26 (b)	5,745,000	6,003,525
Arconic Corp.
6.00%, due 5/15/25 (b)	2,200,000	2,344,694
Century Aluminum Co.
7.50%, due 4/1/28 (b)	5,650,000	5,995,836
Compass Minerals International, Inc. (b)
4.875%, due 7/15/24	2,250,000	2,323,125
6.75%, due 12/1/27	7,990,000	8,589,250
	Principal Amount	Value

Mining (continued)
First Quantum Minerals Ltd. (b)
6.875%, due 10/15/27	$ 1,800,000	$ 1,961,460
7.25%, due 4/1/23	7,480,000	7,624,962
Hudbay Minerals, Inc.
4.50%, due 4/1/26 (b)	2,750,000	2,760,313
IAMGOLD Corp.
5.75%, due 10/15/28 (b)	7,000,000	7,282,450
Joseph T Ryerson & Son, Inc.
8.50%, due 8/1/28 (b)	2,880,000	3,196,800
Novelis Corp. (b)
4.75%, due 1/30/30	5,700,000	5,985,000
5.875%, due 9/30/26	20,805,000	21,642,497
		75,709,912
Miscellaneous—Manufacturing 0.8%
Amsted Industries, Inc. (b)
4.625%, due 5/15/30	2,615,000	2,680,375
5.625%, due 7/1/27	7,240,000	7,629,150
EnPro Industries, Inc.
5.75%, due 10/15/26	4,240,000	4,471,504
FXI Holdings, Inc. (b)
7.875%, due 11/1/24	1,720,000	1,773,750
12.25%, due 11/15/26	4,206,000	4,842,158
Hillenbrand, Inc.
3.75%, due 3/1/31	2,240,000	2,229,315
5.75%, due 6/15/25	2,000,000	2,146,800
		25,773,052
Office Furnishings 0.1%
Interface, Inc.
5.50%, due 12/1/28 (b)	4,000,000	4,184,000
Oil & Gas 7.3%
Apache Corp.
4.625%, due 11/15/25	1,170,000	1,263,600
4.875%, due 11/15/27	3,130,000	3,389,759
Ascent Resources Utica Holdings LLC (b)
7.00%, due 11/1/26	3,400,000	3,557,114
9.00%, due 11/1/27	2,684,000	3,709,664
California Resources Corp.
7.125%, due 2/1/26 (b)	3,500,000	3,683,120
Callon Petroleum Co.
6.125%, due 10/1/24	4,560,000	4,495,202
9.00%, due 4/1/25 (b)	5,600,000	6,104,000
Centennial Resource Production LLC (b)
5.375%, due 1/15/26	4,300,000	4,214,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Centennial Resource Production LLC (b) (continued)
6.875%, due 4/1/27	$ 5,158,000	$ 5,274,622
Chevron USA, Inc.
4.95%, due 8/15/47	4,330,000	5,836,627
5.05%, due 11/15/44	2,366,000	3,172,705
5.25%, due 11/15/43	1,800,000	2,446,794
Colgate Energy Partners III LLC
7.75%, due 2/15/26 (b)	5,040,000	5,525,100
Comstock Resources, Inc.
6.75%, due 3/1/29 (b)	3,700,000	3,941,351
Continental Resources, Inc.
4.50%, due 4/15/23	651,000	677,418
Encino Acquisition Partners Holdings LLC
8.50%, due 5/1/28 (b)	10,460,000	10,669,200
Endeavor Energy Resources LP
6.625%, due 7/15/25 (b)	1,805,000	1,931,350
EQT Corp.
3.125%, due 5/15/26 (b)	4,000,000	4,098,840
7.625%, due 2/1/25 (g)	4,850,000	5,657,476
Gulfport Energy Operating Corp.
8.00%, due 5/17/26 (b)	8,284,024	8,824,142
Gulfport Energy Operating Corp. Escrow Claim Shares (f)
6.00%, due 10/15/24	15,745,000	590,438
6.375%, due 5/15/25	8,000,000	300,000
6.375%, due 1/15/26	4,441,000	166,538
Hilcorp Energy I LP (b)
5.75%, due 2/1/29	1,610,000	1,678,425
6.00%, due 2/1/31	1,075,000	1,139,500
Marathon Oil Corp.
4.40%, due 7/15/27	5,300,000	6,002,854
6.80%, due 3/15/32	2,665,000	3,500,825
Matador Resources Co.
5.875%, due 9/15/26	2,800,000	2,884,000
Moss Creek Resources Holdings, Inc.
7.50%, due 1/15/26 (b)	4,065,000	3,780,450
Murphy Oil Corp.
6.875%, due 8/15/24	3,315,000	3,389,587
Occidental Petroleum Corp.
2.70%, due 2/15/23	1,523,000	1,556,811
2.90%, due 8/15/24	3,150,000	3,220,875
5.55%, due 3/15/26	9,840,000	10,873,200
5.875%, due 9/1/25	1,500,000	1,668,750
6.125%, due 1/1/31	2,500,000	2,941,325
6.375%, due 9/1/28	1,500,000	1,751,250
	Principal Amount	Value

Oil & Gas (continued)
Occidental Petroleum Corp. (continued)
6.45%, due 9/15/36	$ 3,100,000	$ 3,706,360
6.625%, due 9/1/30	3,345,000	4,014,000
7.50%, due 5/1/31	1,200,000	1,512,000
8.00%, due 7/15/25	1,750,000	2,095,625
Parkland Corp. (b)
4.50%, due 10/1/29 (k)	3,470,000	3,526,179
5.875%, due 7/15/27	3,130,000	3,336,173
PBF Holding Co. LLC
6.00%, due 2/15/28	8,790,000	6,021,150
7.25%, due 6/15/25	3,920,000	2,979,200
9.25%, due 5/15/25 (b)	6,300,000	6,346,557
PDC Energy, Inc.
6.125%, due 9/15/24	5,783,000	5,914,274
Range Resources Corp.
8.25%, due 1/15/29 (b)	1,615,000	1,820,913
9.25%, due 2/1/26	9,038,000	9,964,395
Southwestern Energy Co.
6.45%, due 1/23/25 (g)	7,455,000	8,252,685
7.50%, due 4/1/26	8,000,000	8,470,000
8.375%, due 9/15/28	1,600,000	1,808,000
Sunoco LP
4.50%, due 5/15/29 (b)	1,690,000	1,719,575
6.00%, due 4/15/27	2,000,000	2,091,500
Talos Production, Inc.
12.00%, due 1/15/26	19,985,000	21,284,025
Transocean Pontus Ltd.
6.125%, due 8/1/25 (b)	1,924,875	1,947,425
Transocean Poseidon Ltd.
6.875%, due 2/1/27 (b)	2,550,000	2,562,750
Transocean Sentry Ltd.
5.375%, due 5/15/23 (b)	3,308,300	3,233,863
Viper Energy Partners LP
5.375%, due 11/1/27 (b)	3,470,000	3,614,734
		240,138,295
Oil & Gas Services 0.5%
Bristow Group, Inc.
6.875%, due 3/1/28 (b)	5,355,000	5,462,100
Nine Energy Service, Inc.
8.75%, due 11/1/23 (b)	6,897,000	3,517,470
TechnipFMC plc
6.50%, due 2/1/26 (b)	6,945,000	7,498,971
		16,478,541
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Packaging & Containers 0.4%
ARD Finance SA
6.50% (6.50% Cash or 7.25% PIK), due 6/30/27 (a)(b)	$ 3,000,000	$ 3,150,000
Cascades USA, Inc. (b)
5.125%, due 1/15/26	2,810,000	2,992,650
5.375%, due 1/15/28	5,200,000	5,466,500
Graphic Packaging International LLC
3.50%, due 3/1/29 (b)	1,000,000	990,700
		12,599,850
Pharmaceuticals 2.3%
Bausch Health Americas, Inc. (b)
8.50%, due 1/31/27	1,600,000	1,739,040
9.25%, due 4/1/26	1,435,000	1,560,850
Bausch Health Cos., Inc. (b)
5.00%, due 1/30/28	3,430,000	3,254,212
5.00%, due 2/15/29	1,430,000	1,333,475
5.25%, due 2/15/31	2,500,000	2,333,625
6.125%, due 4/15/25	3,392,000	3,476,800
6.25%, due 2/15/29	6,400,000	6,329,920
7.00%, due 1/15/28	1,750,000	1,802,500
Cheplapharm Arzneimittel GmbH
5.50%, due 1/15/28 (b)	1,850,000	1,896,250
Endo DAC (b)
6.00%, due 6/30/28	4,575,000	3,085,174
9.50%, due 7/31/27	2,000,000	2,040,000
Jazz Securities DAC
4.375%, due 1/15/29 (b)	6,000,000	6,220,800
Organon & Co. (b)
4.125%, due 4/30/28	8,200,000	8,362,360
5.125%, due 4/30/31	6,500,000	6,696,300
Owens & Minor, Inc.
4.50%, due 3/31/29 (b)	3,140,000	3,226,350
Par Pharmaceutical, Inc.
7.50%, due 4/1/27 (b)	6,411,000	6,554,158
Prestige Brands, Inc. (b)
3.75%, due 4/1/31	6,415,000	6,184,862
5.125%, due 1/15/28	4,245,000	4,468,966
Vizient, Inc.
6.25%, due 5/15/27 (b)	3,615,000	3,822,862
		74,388,504
Pipelines 5.3%
ANR Pipeline Co.
7.375%, due 2/15/24	395,000	457,969
9.625%, due 11/1/21	5,950,000	6,129,562
	Principal Amount	Value

Pipelines (continued)
Antero Midstream Partners LP (b)
5.375%, due 6/15/29	$ 2,000,000	$ 2,085,000
5.75%, due 1/15/28	1,565,000	1,646,803
Cheniere Energy Partners LP
4.00%, due 3/1/31 (b)	6,400,000	6,688,000
5.625%, due 10/1/26	1,800,000	1,867,500
CNX Midstream Partners LP
6.50%, due 3/15/26 (b)	6,022,000	6,317,078
DT Midstream, Inc. (b)
4.125%, due 6/15/29	1,355,000	1,375,772
4.375%, due 6/15/31	2,975,000	3,039,825
Enable Midstream Partners LP
4.15%, due 9/15/29	2,260,000	2,474,522
4.40%, due 3/15/27	5,702,000	6,286,317
4.95%, due 5/15/28	2,925,000	3,349,017
EQM Midstream Partners LP
4.50%, due 1/15/29 (b)	1,880,000	1,912,670
4.75%, due 1/15/31 (b)	2,700,000	2,782,188
5.50%, due 7/15/28	720,000	778,018
6.00%, due 7/1/25 (b)	2,975,000	3,235,312
6.50%, due 7/1/27 (b)	1,405,000	1,566,575
Genesis Energy LP
6.25%, due 5/15/26	2,716,000	2,722,790
6.50%, due 10/1/25	1,600,000	1,616,000
7.75%, due 2/1/28	470,000	485,717
8.00%, due 1/15/27	5,375,000	5,647,109
Harvest Midstream I LP
7.50%, due 9/1/28 (b)	5,530,000	6,005,580
Hess Midstream Operations LP
5.625%, due 2/15/26 (b)	3,300,000	3,441,900
Holly Energy Partners LP
5.00%, due 2/1/28 (b)	2,845,000	2,909,012
ITT Holdings LLC
6.50%, due 8/1/29 (b)	2,250,000	2,292,187
MPLX LP
4.875%, due 12/1/24	5,000,000	5,595,267
4.875%, due 6/1/25	6,708,000	7,572,199
New Fortress Energy, Inc.
6.50%, due 9/30/26 (b)(k)	5,060,000	5,170,308
NGL Energy Operating LLC
7.50%, due 2/1/26 (b)	3,015,000	3,165,750
NGPL PipeCo LLC
4.875%, due 8/15/27 (b)	5,280,000	6,047,390
Northwest Pipeline LLC
7.125%, due 12/1/25	2,195,000	2,664,571
Oasis Midstream Partners LP
8.00%, due 4/1/29 (b)	2,150,000	2,285,558

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
PBF Logistics LP
6.875%, due 5/15/23	$ 1,200,000	$ 1,179,000
Plains All American Pipeline LP
Series B
6.125%, due 11/15/22 (l)(m)	14,265,000	12,598,848
Rockies Express Pipeline LLC (b)
3.60%, due 5/15/25	2,000,000	2,034,400
4.80%, due 5/15/30	5,000,000	4,989,350
Ruby Pipeline LLC
8.00%, due 4/1/22 (b)(g)	13,334,545	12,142,379
Tallgrass Energy Partners LP (b)
5.50%, due 9/15/24	6,327,000	6,413,174
6.00%, due 3/1/27	1,500,000	1,545,000
Targa Resources Partners LP
5.875%, due 4/15/26	4,915,000	5,162,274
TransMontaigne Partners LP
6.125%, due 2/15/26	8,055,000	8,236,237
Western Midstream Operating LP
4.35%, due 2/1/25 (g)	1,600,000	1,690,544
4.65%, due 7/1/26	2,000,000	2,134,360
5.50%, due 8/15/48	6,360,000	6,922,160
		174,661,192
Real Estate 0.7%
Howard Hughes Corp. (The) (b)
4.125%, due 2/1/29	3,300,000	3,300,066
4.375%, due 2/1/31	2,000,000	1,992,760
Newmark Group, Inc.
6.125%, due 11/15/23	9,839,000	10,823,519
Realogy Group LLC
5.75%, due 1/15/29 (b)	5,750,000	6,010,993
		22,127,338
Real Estate Investment Trusts 3.0%
CTR Partnership LP
3.875%, due 6/30/28 (b)	3,345,000	3,415,646
GLP Capital LP
5.30%, due 1/15/29	5,700,000	6,640,500
5.375%, due 11/1/23	1,500,000	1,629,960
5.375%, due 4/15/26	1,506,000	1,733,421
5.75%, due 6/1/28	2,000,000	2,379,717
Host Hotels & Resorts LP
Series I
3.50%, due 9/15/30	2,100,000	2,203,677
MGM Growth Properties Operating Partnership LP
3.875%, due 2/15/29 (b)	8,495,000	8,627,267
	Principal Amount	Value

Real Estate Investment Trusts (continued)
MGM Growth Properties Operating Partnership LP (continued)
4.625%, due 6/15/25 (b)	$ 3,100,000	$ 3,311,947
5.625%, due 5/1/24	19,120,000	20,706,050
5.75%, due 2/1/27	6,315,000	7,026,195
MPT Operating Partnership LP
3.50%, due 3/15/31	4,000,000	4,039,960
4.625%, due 8/1/29	3,000,000	3,211,380
5.00%, due 10/15/27	7,726,000	8,190,255
Park Intermediate Holdings LLC
4.875%, due 5/15/29 (b)	4,550,000	4,706,748
RHP Hotel Properties LP
4.50%, due 2/15/29 (b)	3,650,000	3,652,993
4.75%, due 10/15/27	6,175,000	6,342,034
SBA Communications Corp.
3.125%, due 2/1/29 (b)	4,500,000	4,338,298
3.875%, due 2/15/27	3,000,000	3,080,715
VICI Properties LP
4.125%, due 8/15/30 (b)	1,000,000	1,026,820
XHR LP
4.875%, due 6/1/29 (b)	1,655,000	1,708,788
		97,972,371
Retail 3.8%
1011778 BC ULC (b)
3.50%, due 2/15/29	3,920,000	3,871,000
3.875%, due 1/15/28	3,340,000	3,381,750
4.00%, due 10/15/30	10,155,000	9,824,962
Asbury Automotive Group, Inc.
4.50%, due 3/1/28	4,631,000	4,758,352
4.75%, due 3/1/30	4,182,000	4,370,190
CEC Entertainment LLC
6.75%, due 5/1/26 (b)	3,435,000	3,525,169
Dave & Buster's, Inc.
7.625%, due 11/1/25 (b)	3,350,000	3,605,438
Group 1 Automotive, Inc.
4.00%, due 8/15/28 (b)	2,250,000	2,289,375
Ken Garff Automotive LLC
4.875%, due 9/15/28 (b)	5,885,000	6,002,700
KFC Holding Co.
4.75%, due 6/1/27 (b)	5,275,000	5,518,969
LCM Investments Holdings II LLC
4.875%, due 5/1/29 (b)	7,850,000	8,046,250
Lithia Motors, Inc. (b)
3.875%, due 6/1/29	2,000,000	2,073,100
4.375%, due 1/15/31	2,000,000	2,142,220
4.625%, due 12/15/27	700,000	740,320
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
Murphy Oil USA, Inc.
4.75%, due 9/15/29	$ 3,000,000	$ 3,156,600
5.625%, due 5/1/27	2,994,000	3,158,670
NMG Holding Co., Inc.
7.125%, due 4/1/26 (b)	16,000,000	17,080,000
Penske Automotive Group, Inc.
3.50%, due 9/1/25	3,945,000	4,086,231
PetSmart, Inc.
7.75%, due 2/15/29 (b)	4,005,000	4,415,513
TPro Acquisition Corp.
11.00%, due 10/15/24 (b)	1,500,000	1,650,000
Ultra Resources, Inc. Escrow Claim Shares
6.875%, due 4/15/22 (c)(d)(e)(f)	9,675,000	—
Yum! Brands, Inc.
3.625%, due 3/15/31	9,150,000	9,104,250
4.625%, due 1/31/32	9,750,000	10,237,500
4.75%, due 1/15/30 (b)	8,767,000	9,490,365
		122,528,924
Software 3.9%
ACI Worldwide, Inc.
5.75%, due 8/15/26 (b)	4,405,000	4,619,744
Ascend Learning LLC
6.875%, due 8/1/25 (b)	7,485,000	7,589,341
BY Crown Parent LLC (b)
4.25%, due 1/31/26	4,355,000	4,561,863
7.375%, due 10/15/24	7,110,000	7,237,980
Camelot Finance SA
4.50%, due 11/1/26 (b)	4,480,000	4,687,200
CDK Global, Inc.
5.25%, due 5/15/29 (b)	2,000,000	2,182,820
Change Healthcare Holdings LLC
5.75%, due 3/1/25 (b)	2,300,000	2,337,375
Clarivate Science Holdings Corp. (b)
3.875%, due 6/30/28	5,060,000	5,106,097
4.875%, due 6/30/29	7,425,000	7,619,906
Fair Isaac Corp.
5.25%, due 5/15/26 (b)	3,590,000	4,038,750
MSCI, Inc. (b)
3.625%, due 9/1/30	8,215,000	8,401,152
3.625%, due 11/1/31	8,300,000	8,513,310
3.875%, due 2/15/31	10,620,000	11,021,011
4.00%, due 11/15/29	9,500,000	10,022,500
5.375%, due 5/15/27	6,230,000	6,634,950
Open Text Corp. (b)
3.875%, due 2/15/28	4,560,000	4,622,928
	Principal Amount	Value

Software (continued)
Open Text Corp. (b) (continued)
5.875%, due 6/1/26	$ 5,675,000	$ 5,874,930
Open Text Holdings, Inc.
4.125%, due 2/15/30 (b)	5,969,000	6,087,186
PTC, Inc. (b)
3.625%, due 2/15/25	3,400,000	3,502,000
4.00%, due 2/15/28	6,250,000	6,456,250
SS&C Technologies, Inc.
5.50%, due 9/30/27 (b)	5,000,000	5,298,500
Veritas US, Inc.
7.50%, due 9/1/25 (b)	2,000,000	2,082,500
		128,498,293
Telecommunications 5.0%
Altice France SA
7.375%, due 5/1/26 (b)	3,108,000	3,232,102
CommScope Technologies LLC
6.00%, due 6/15/25 (b)	1,300,000	1,327,625
CommScope, Inc.
8.25%, due 3/1/27 (b)	8,924,000	9,537,971
Connect Finco SARL
6.75%, due 10/1/26 (b)	12,365,000	13,075,988
Hughes Satellite Systems Corp.
5.25%, due 8/1/26	7,035,000	7,880,466
6.625%, due 8/1/26	6,460,000	7,243,275
Level 3 Financing, Inc.
3.75%, due 7/15/29 (b)	3,000,000	2,917,500
5.375%, due 5/1/25	6,300,000	6,433,875
Lumen Technologies, Inc.
Series T
5.80%, due 3/15/22	9,390,000	9,663,155
QualityTech LP
3.875%, due 10/1/28 (b)	4,500,000	4,812,300
Sprint Capital Corp.
6.875%, due 11/15/28	31,465,000	40,353,862
Sprint Corp.
7.875%, due 9/15/23	14,030,000	15,939,146
T-Mobile US, Inc.
2.625%, due 2/15/29	4,000,000	3,950,000
2.875%, due 2/15/31	8,160,000	8,098,800
3.375%, due 4/15/29 (b)	3,630,000	3,746,137
3.50%, due 4/15/31 (b)	2,500,000	2,586,375
4.50%, due 2/1/26	3,345,000	3,408,956
4.75%, due 2/1/28	9,585,000	10,267,931
5.375%, due 4/15/27	8,875,000	9,449,124
		163,924,588

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20

	Principal Amount	Value
Corporate Bonds (continued)
Toys, Games & Hobbies 0.3%
Mattel, Inc. (b)
3.375%, due 4/1/26	$ 3,200,000	$ 3,320,000
3.75%, due 4/1/29	3,000,000	3,120,000
6.75%, due 12/31/25	3,453,000	3,628,067
		10,068,067
Transportation 0.4%
Teekay Corp.
9.25%, due 11/15/22 (b)	1,500,000	1,549,688
Watco Cos. LLC
6.50%, due 6/15/27 (b)	10,340,000	11,063,800
		12,613,488
Total Corporate Bonds (Cost $2,764,175,432)		2,921,092,761
Loan Assignments 2.7%
Aerospace & Defense 0.1%
TransDigm, Inc.
Tranche Refinancing Term Loan F
2.354% (1 Month LIBOR + 2.25%), due 12/9/25 (n)	1,623,758	1,598,498
Automobile 0.2%
Dealer Tire LLC
Term Loan B1
4.354% (1 Month LIBOR + 4.25%), due 1/1/38 (n)	5,910,000	5,907,045
Wheel Pros, Inc.
First Lien Initial Term Loan
5.25% (1 Month LIBOR + 4.50%), due 5/11/28 (n)	2,000,000	2,003,612
		7,910,657
Beverage, Food & Tobacco 0.2%
United Natural Foods, Inc.
Initial Term Loan
3.604% (1 Month LIBOR + 3.50%), due 10/22/25 (n)	5,336,358	5,336,358
Chemicals, Plastics & Rubber 0.3%
Innophos Holdings, Inc.
Initial Term Loan
3.604% (1 Month LIBOR + 3.50%), due 2/5/27 (n)	1,876,250	1,871,560
	Principal Amount	Value

Chemicals, Plastics & Rubber (continued)
Jazz Pharmaceuticals plc
Initial Dollar Term Loan
4.00% (1 Month LIBOR + 3.50%), due 5/5/28 (n)	$ 6,300,000	$ 6,322,497
		8,194,057
Finance 0.4%
AAdvantage Loyality IP Ltd.
Initial Term Loan
5.50% (3 Month LIBOR + 4.75%), due 4/20/28 (n)	2,000,000	2,084,062
American Trailer World Corp.
First Lien Initial Term Loan
4.50% (1 Month LIBOR + 3.75%), due 3/3/28 (n)	3,600,000	3,592,501
BY Crown Parent LLC
Initial Term Loan B1
4.00% (1 Month LIBOR + 3.00%), due 2/2/26 (n)	1,188,039	1,186,554
Schweitzer-Mauduit International, Inc.
Term Loan B
4.50% (1 Month LIBOR + 3.75%), due 2/9/28	5,250,000	5,171,250
		12,034,367
Healthcare, Education & Childcare 0.1%
LifePoint Health, Inc.
First Lien Term Loan B
3.854% (1 Month LIBOR + 3.75%), due 11/16/25 (n)	3,000,000	2,992,500
Manufacturing 0.2%
Adient US LLC
Term Loan B1
3.604% (1 Month LIBOR + 3.5%), due 4/10/28 (n)	3,800,000	3,802,375
Madison IAQ LLC
Term Loan
3.75% (3 Month LIBOR + 3.25%), due 6/21/28 (n)	3,000,000	3,000,750
		6,803,125
Oil & Gas 0.2%
Ascent Resources Utica Holdings LLC
Second Lien Term Loan
10.00% (3 Month LIBOR + 9.00%), due 11/1/25 (n)	2,842,000	3,134,490
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Oil & Gas (continued)
PetroQuest Energy LLC (c)(d)(e)
Term Loan
8.50% (8.50% PIK), (1 Month LIBOR + 7.50%), due 11/8/23 (n)	$ 5,501,561	$ 4,401,249
2020 Term Loan
8.50% (8.50% PIK),, due 9/19/26	529,542	529,542
		8,065,281
Personal & Nondurable Consumer Products 0.6%
Great Outdoors Group LLC
Term Loan B1
5.00% (3 Month LIBOR + 4.25%), due 3/6/28 (n)	20,198,500	20,299,493
Utilities 0.4%
PG&E Corp.
Term Loan
3.50% (3 Month LIBOR + 3.00%), due 6/23/25 (n)	13,365,000	13,175,658
Total Loan Assignments (Cost $86,327,331)		86,409,994
Total Long-Term Bonds (Cost $2,870,626,587)		3,029,146,592

	Shares
Common Stocks 1.9%
Commercial Services & Supplies 0.1%
ATD New Holdings, Inc. (c)(d)(o)	44,740	2,538,995
Electric Utilities 0.0% ‡
Keycon Power Holdings LLC (c)(d)(e)(o)	11,280	113
Electrical Equipment 0.3%
Energy Technologies, Inc. (c)(d)(e)(o)	4,822	9,523,450
Hotels, Restaurants & Leisure 0.0% ‡
Carlson Travel, Inc. (c)(e)(j)(o)	6,281	—
Independent Power and Renewable Electricity Producers 0.4%
GenOn Energy, Inc. (c)(j)	115,826	12,451,295
	Shares	Value

Metals & Mining 0.0% ‡
Neenah Enterprises, Inc. (c)(d)(e)(j)(o)	230,859	$ 2,428,637
Oil, Gas & Consumable Fuels 1.1%
California Resources Corp. (o)	55,317	1,667,254
Gulfport Energy Operating Corp. (o)	311,067	20,126,035
PetroQuest Energy, Inc. (c)(d)(e)(o)	8,224,665	—
Talos Energy, Inc. (o)	637,880	9,976,443
Titan Energy LLC (c)(d)(e)(o)	25,911	—
Whiting Petroleum Corp. (o)	80,669	4,400,494
		36,170,226
Software 0.0% ‡
ASG warrant corp. (c)(d)(e)(o)	3,368	—
Total Common Stocks (Cost $84,957,573)		63,112,716
Preferred Stocks 0.4%
Electrical Equipment 0.3%
Energy Technologies Ltd., 0.000 (c)(d)(e)(o)	10,741	8,646,505
Oil, Gas & Consumable Fuels 0.1%
Gulfport Energy Operating Corp., 10.00% (o)	1,037	4,744,275
Total Preferred Stocks (Cost $15,122,430)		13,390,780

	Number of Warrants
Warrant 0.0% ‡
Oil, Gas & Consumable Fuels 0.0% ‡
California Resources Corp.
Expires 10/27/24 (o)	9,742	74,819
Total Warrant (Cost $3,897)		74,819
Total Investments (Cost $2,970,710,487)	95.0%	3,105,724,907
Other Assets, Less Liabilities	5.0	164,053,582
Net Assets	100.0%	$ 3,269,778,489

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, the total market value was $51,077,186, which represented 1.6% of the Portfolio’s net assets.
(d)	Illiquid security—As of June 30, 2021, the total market value deemed illiquid under procedures approved by the Board of Trustees was $41,842,522, which represented 1.3% of the Portfolio’s net assets.
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	Issue in non-accrual status.
(g)	Step coupon—Rate shown was the rate in effect as of June 30, 2021.
(h)	Issue in default.
(i)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2021.
(j)	Restricted security. (See Note 6)
(k)	Delayed delivery security.
(l)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2021.
(m)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(n)	Floating rate—Rate shown was the rate in effect as of June 30, 2021.
(o)	Non-income producing security.

Abbreviation(s):
LIBOR—London Interbank Offered Rate
The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$ —	$ 21,643,837	$ —	$ 21,643,837
Corporate Bonds	—	2,910,535,361	10,557,400	2,921,092,761
Loan Assignments	—	81,479,203	4,930,791	86,409,994
Total Long-Term Bonds	—	3,013,658,401	15,488,191	3,029,146,592
Common Stocks	36,170,226	14,990,290	11,952,200	63,112,716
Preferred Stocks	—	4,744,275	8,646,505	13,390,780
Warrant	74,819	—	—	74,819
Total Investments in Securities	$ 36,245,045	$ 3,033,392,966	$ 36,086,896	$ 3,105,724,907

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:
Investments in Securities	Balance as of December 31, 2020	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of June 30, 2021
Long-Term Bonds
Corporate Bonds	$10,874,686	$3,045,269	$ —	$ 10,199,107	$ —	$(13,561,662)	$ —	$—	$10,557,400	$ (387,869)
Loan Assignments	4,290,785	—	—	(158,433)	287,619	—	510,820	—	4,930,791	(158,433)
Common Stocks	10,866,455	—	667,348	(12,510,231)	13,594,162	(667,348)	1,814	—	11,952,200	(11,936,031)
Preferred Stock	8,109,455	—	—	537,050	—	—	—	—	8,646,505	537,050
Total	$34,141,381	$3,045,269	$667,348	$ (1,932,507)	$13,881,781	$(14,229,010)	$512,634	$—	$36,086,896	$(11,945,283)
As of June 30, 2021, a Loan Assignment with a market value of $510,820 transferred from Level 2 to Level 3 as the the fair value for this Loan Assignment utilized significant unobservable inputs. As of December 31, 2020, the fair value obtained for this Loan Assignment utilized significant other observable inputs.
As of June 30, 2021, Common Stocks with a market value of $1,814 transferred from Level 1 to Level 3 as the the fair value for these Common Stocks utilized significant unobservable inputs. As of December 31, 2020, the fair value obtained for these Common Stocks utilized significant other observable inputs.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in securities, at value (identified cost $2,970,710,487)	$3,105,724,907
Cash	150,589,172
Due from custodian	1,295,511
Receivables:
Interest	43,742,586
Investment securities sold	3,218,012
Other assets	53,847
Total assets	3,304,624,035
Liabilities
Payables:
Investment securities purchased	31,217,199
Manager (See Note 3)	1,481,698
Portfolio shares redeemed	1,150,504
NYLIFE Distributors (See Note 3)	560,334
Shareholder communication	279,751
Professional fees	130,268
Custodian	25,637
Trustees	155
Total liabilities	34,845,546
Net assets	$3,269,778,489
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 322,152
Additional paid-in-capital	3,034,148,758
3,034,470,910
Total distributable earnings (loss)	235,307,579
Net assets	$3,269,778,489
Initial Class
Net assets applicable to outstanding shares	$ 527,381,138
Shares of beneficial interest outstanding	51,206,296
Net asset value per share outstanding	$ 10.30
Service Class
Net assets applicable to outstanding shares	$2,742,397,351
Shares of beneficial interest outstanding	270,945,867
Net asset value per share outstanding	$ 10.12

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 84,296,017
Dividends	1,355,149
Securities lending	353
Other	47,190
Total income	85,698,709
Expenses
Manager (See Note 3)	8,683,459
Distribution/Service—Service Class (See Note 3)	3,314,628
Professional fees	159,229
Shareholder communication	149,935
Trustees	31,923
Custodian	22,594
Miscellaneous	39,183
Total expenses	12,400,951
Net investment income (loss)	73,297,758
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	32,587,249
Net change in unrealized appreciation (depreciation) on investments	17,255,865
Net realized and unrealized gain (loss)	49,843,114
Net increase (decrease) in net assets resulting from operations	$123,140,872
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 73,297,758	$ 155,731,043
Net realized gain (loss)	32,587,249	(85,686,820)
Net change in unrealized appreciation (depreciation)	17,255,865	71,065,568
Net increase (decrease) in net assets resulting from operations	123,140,872	141,109,791
Distributions to shareholders:
Initial Class	—	(25,417,401)
Service Class	—	(140,197,619)
Total distributions to shareholders	—	(165,615,020)
Capital share transactions:
Net proceeds from sales of shares	165,372,196	362,905,712
Net asset value of shares issued to shareholder in reinvestment of distributions	—	165,615,020
Cost of shares redeemed	(94,543,394)	(457,051,427)
Increase (decrease) in net assets derived from capital share transactions	70,828,802	71,469,305
Net increase (decrease) in net assets	193,969,674	46,964,076
Net Assets
Beginning of period	3,075,808,815	3,028,844,739
End of period	$3,269,778,489	$3,075,808,815
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 9.89	$ 9.96	$ 9.32	$ 10.05	$ 9.99	$ 9.10
Net investment income (loss) (a)	0.25	0.54	0.58	0.55	0.58	0.62
Net realized and unrealized gain (loss) on investments	0.16	(0.04)	0.64	(0.68)	0.10	0.85
Total from investment operations	0.41	0.50	1.22	(0.13)	0.68	1.47
Less distributions:
From net investment income	—	(0.57)	(0.58)	(0.60)	(0.62)	(0.58)
Net asset value at end of period	$ 10.30	$ 9.89	$ 9.96	$ 9.32	$ 10.05	$ 9.99
Total investment return (b)	4.15%(c)	5.40%	13.22%	(1.46)%	6.86%	16.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.90%††	5.56%	5.84%	5.58%	5.69%	6.41%
Net expenses	0.58%††	0.59%(d)	0.59%(d)	0.58%(d)	0.58%(d)	0.59%(d)
Portfolio turnover rate	22%	39%	28%	28%	40%	39%
Net assets at end of period (in 000’s)	$ 527,381	$ 461,075	$ 471,775	$ 458,129	$ 574,162	$ 665,881

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2021*	Year Ended December 31,
Service Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 9.74	$ 9.81	$ 9.19	$ 9.91	$ 9.86	$ 8.99
Net investment income (loss) (a)	0.23	0.50	0.55	0.52	0.55	0.59
Net realized and unrealized gain (loss) on investments	0.15	(0.02)	0.62	(0.66)	0.10	0.83
Total from investment operations	0.38	0.48	1.17	(0.14)	0.65	1.42
Less distributions:
From net investment income	—	(0.55)	(0.55)	(0.58)	(0.60)	(0.55)
Net asset value at end of period	$ 10.12	$ 9.74	$ 9.81	$ 9.19	$ 9.91	$ 9.86
Total investment return (b)	4.00%(c)	5.14%	12.94%	(1.71)%	6.59%	15.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.66%††	5.31%	5.60%	5.33%	5.43%	6.15%
Net expenses	0.83%††	0.84%(d)	0.84%(d)	0.83%(d)	0.83%(d)	0.84%(d)
Portfolio turnover rate	22%	39%	28%	28%	40%	39%
Net assets at end of period (in 000’s)	$ 2,742,397	$ 2,614,734	$ 2,557,069	$ 2,298,144	$ 2,528,783	$ 2,315,441

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay High Yield Corporate Bond Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 1995
Service Class	June 4, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

29

Notes to Financial Statements (Unaudited) (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The
Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of June 30, 2021, are shown in the Portfolio of Investments.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation

30	MainStay VP MacKay High Yield Corporate Bond Portfolio

with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
The valuation techniques and significant amounts of unobservable inputs used in the fair valuation of each Portfolio's Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.
Asset Class	Fair Value at 6/30/21*	Valuation Technique	Unobservable Inputs	Inputs/Range
Corporate Bonds	3,312,400	Income Approach	Spread Adjustment	0.72%
Loan Assignments	4,930,791	Market Approach	Implied natural gas price	$2.70
			Discount Rate	10.00%
Common Stocks	113	Market Approach	Ownership % of equity interest	16.56%-39.70%
	9,523,450	Income Approach	Rate of Return	14.00%
		Market Approach	EBITDA Multiple	6.50x-9.00x
	2,428,637	Market Approach	EBITDA Multiple	5.75x
	0	Market Approach	Implied natural gas price	$2.70
			Discount Rate	10.00%
Preferred Stock	8,646,505	Income Approach	Spread Adjustment	4.21%
	$28,841,896
* The table above does not include a level 3 investment that was valued by a broker. As of June 30, 2021, the value of this investment was $7,245,000. The inputs for this investment were not readily available or cannot be reasonably estimated.

A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio's investments was determined as of June 30, 2021, and can change at any time. Illiquid investments as of June 30, 2021, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements.

31

Notes to Financial Statements (Unaudited) (continued)
The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities is accreted daily based on the effective interest method. Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

32	MainStay VP MacKay High Yield Corporate Bond Portfolio

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2021, the Portfolio held unfunded commitments. (See Note 5).
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2021, the Portfolio did not have any portfolio securities on loan.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(J) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. Warrants as of June 30, 2021 are shown in the Portfolio of Investments.
(K) Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. As of June 30, 2021, delayed delivery transactions are shown in the Portfolio of Investments.
(L) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Portfolio primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks.
Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
33

Notes to Financial Statements (Unaudited) (continued)
In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(M) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors.
(N) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.57% up to $1 billion; 0.55% from $1 billion to $5 billion; and 0.525% in excess of $5 billion. During the six-month period ended June 30, 2021, the effective management fee rate was 0.56%.
During the six-month period ended June 30, 2021, New York Life Investments earned fees from the Portfolio in the amount of $8,683,459 and paid the Subadvisor fees in the amount of $4,341,718.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or

34	MainStay VP MacKay High Yield Corporate Bond Portfolio

procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$2,967,529,267	$194,254,939	$(56,059,300)	$138,195,639
As of December 31, 2020, for federal income tax purposes, capital loss carryforwards of $159,783,684, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$14,221	$145,563
During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$165,615,020
Note 5–Commitments and Contingencies
As of June 30, 2021, the Portfolio had unfunded commitments pursuant to the following loan agreements:
Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)
Neenah Foundry, 2020 PIK Loan TBD, due 4/1/23	$320,000	$—
Commitments are available until maturity date.
Note 6–Restricted Securities
Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.
35

Notes to Financial Statements (Unaudited) (continued)
As of June 30, 2021, restricted securities held by the Portfolio were as follows:
Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	6/30/21 Value	Percent of Net Assets
Briggs & Stratton Corp. Escrow Claim Shares
Corporate Bond 6.875%, due 12/15/20	2/26/21	$ 5,030,000	$ 5,170,425	$ 414,975	0.0% ‡
Carlson Travel, Inc.
Common Stock	9/4/20-2/4/21	6,281	—	—	0.0‡
GenOn Energy, Inc.
Common Stock	12/14/18	115,826	12,970,154	12,451,295	0.4
Neenah Enterprises, Inc.
Common Stock	4/12/20	230,859	1,955,376	2,428,637	0.0‡
Sterling Entertainment Enterprises LLC
Corporate Bond 10.25%, due 1/15/25	12/28/17-7/3/21	$ 7,000,000	6,937,878	7,245,000	0.3%
Total			$ 27,033,833	$ 22,539,907	0.7%

‡	Less than one-tenth of a percent.

Note 7–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $6,242 for the period January 1, 2021 through February 21, 2021.
Note 8–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 9–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 10–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2021, purchases and sales of securities, other than short-term securities, were $769,356 and $676,219, respectively.
Note 11–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:

36	MainStay VP MacKay High Yield Corporate Bond Portfolio

Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	8,530,740	$ 86,749,083
Shares redeemed	(3,923,489)	(39,557,889)
Net increase (decrease)	4,607,251	$ 47,191,194
Year ended December 31, 2020:
Shares sold	4,741,138	$ 45,519,125
Shares issued to shareholders in reinvestment of distributions	2,675,798	25,417,401
Shares redeemed	(8,207,626)	(78,748,285)
Net increase (decrease)	(790,690)	$ (7,811,759)

Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	7,962,634	$ 78,623,113
Shares redeemed	(5,578,275)	(54,985,505)
Net increase (decrease)	2,384,359	$ 23,637,608
Year ended December 31, 2020:
Shares sold	33,371,463	$ 317,386,587
Shares issued to shareholders in reinvestment of distributions	14,990,710	140,197,619
Shares redeemed	(40,584,222)	(378,303,142)
Net increase (decrease)	7,777,951	$ 79,281,064
Note 12–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 13–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
37

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
38	MainStay VP MacKay High Yield Corporate Bond Portfolio

Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
39

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
nylinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2021 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781623	MSVPHYCB10-08/21
(NYLIAC) NI520

MainStay VP Income Builder Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the U.S. Federal Reserve. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/29/1993	7.19%	21.09%	8.37%	8.35%	0.63%
Service Class Shares	6/4/2003	7.06	20.79	8.10	8.08	0.88

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI World Index (Net)[1]	13.05%	39.04%	14.83%	10.65%
Bloomberg Barclays U.S. Aggregate Bond Index[2]	-1.60	-0.33	3.03	3.39
Blended Benchmark Index[3]	7.01	22.10	10.26	7.96
Morningstar World Allocation Category Average[4]	8.65	24.56	7.38	4.79

1.	The MSCI World Index (Net) is the Portfolio's primary benchmark. The MSCI World Index (Net) is a broad-based benchmark that is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Portfolio has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the MSCI World Index (Net) and the Bloomberg Barclays U.S. Aggregate Bond Index, weighted 60% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar World Allocation Category Average is representative of funds that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these funds do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such funds to invest more than 10% of their assets in emerging markets. These funds typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Income Builder Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,071.90	$3.19	$1,021.72	$3.11	0.62%
Service Class Shares	$1,000.00	$1,070.60	$4.47	$1,020.48	$4.36	0.87%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Income Builder Portfolio

Portfolio Composition as of June 30, 2021 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings or Issuers Held as of June 30, 2021 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 0.125%-1.625%, due 4/30/23–5/15/31
2.	JPMorgan Chase & Co.
3.	GNMA, 1.00%-3.25%, due 8/16/41–6/20/51
4.	U.S. Treasury Bonds, 1.875%-4.375%, due 11/15/39–5/15/51
5.	Bank of America Corp., 2.087%-6.30%, due 12/20/23–4/23/40
6.	U.S. Treasury Inflation Linked Notes, 0.125%-0.875%, due 1/15/29–7/15/30
7.	Apple, Inc.
8.	AbbVie, Inc.
9.	Microsoft Corp.
10.	FNMA, 2.50%-3.742%, due 7/25/29–3/25/60

7

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Portfolio’s Manager; Stephen R. Cianci, CFA, and Neil Moriarty III, of MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the fixed-income portion of the Portfolio; and William W. Priest, CFA, Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Subadvisor for the equity portion of the Portfolio.
How did MainStay VP Income Builder Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP Income Builder Portfolio returned 7.19% for Initial Class shares and 7.06% for Service Class shares. Over the same period, both share classes underperformed the 13.05% return of the MSCI World Index (Net), which is the Portfolio’s primary benchmark; outperformed the −1.60% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which is the Portfolio’s secondary benchmark; and outperformed the 7.01% return of the Blended Benchmark Index, which is an additional benchmark of the Portfolio. For the six months ended June 30, 2021, both share classes underperformed the 8.65% return of the Morningstar World Allocation Category Average.1
What factors affected the relative performance of the equity portion of the Portfolio during the reporting period?
In the equity portion of the Portfolio performance relative to the MSCI World Index (Net) was helped by stock selection across several sectors, including industrials, real estate, information technology, consumer discretionary, consumer staples and utilities. An overweight position in the energy sector also supported relative performance. Detractors from relative performance included stock selection in the energy, financials, communication services and health care sectors. A relatively overweight position in the utilities sector was also a negative factor.
During the reporting period, were there any market events that materially impacted the equity portion of the Portfolio’s performance or liquidity?
Stocks advanced as the vaccination rollout accelerated across most developed markets, businesses reopened and a rapid economic recovery supported a rebound in earnings. The first quarter of 2021 was marked by a spike in bond yields, concerns about inflation and market leadership by cyclical stocks. The second quarter saw bond yields ease in the United States and Japan, and begin to ease mid-quarter in Europe. The second quarter also witnessed the "reopen/reflation trade" lose steam, with cyclical stocks lagging and a handful of large technology, communication services and e-commerce stocks reasserting their market dominance.
Which market segments were the strongest positive contributors to relative performance in the equity portion of the Portfolio, and which market segments detracted the most?
During the reporting period, the strongest positive contributions to the performance of the equity portion of the Portfolio relative to the MSCI World Index (Net) came from favorable stock selection in the industrials, real estate and consumer discretionary sectors. (Contributions take weightings and total returns into account.) The weakest contributing sector was communication services due to stock selection, as the sector’s gains were dominated by a handful of Internet-related companies that did not pay dividends and were therefore outside of the Portfolio’s investable universe. The next-weakest sectors in terms of relative returns were financials and health care due to stock selection.
During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Portfolio and which stocks detracted the most?
The strongest positive contributors to the absolute performance of the equity portion of the Portfolio included positions in data and records management company Iron Mountain, software and cloud services provider Microsoft, and insurer MetLife. Iron Mountain shares rose in response to a favorable earnings report that included modest upward revisions to full-year guidance for revenues, EBITDA (earnings before interest, taxes, depreciation, and amortization) and funds from operations. Microsoft stock outperformed on sustained demand for the company’s cloud offerings as its customers increasingly chose and expanded their use of Azure. The rest of Microsoft’s businesses continued to benefit from growth in subscription services and digitization. MetLife shares traded higher on strong financial results. The company executed well and delivered along multiple fronts with top-line growth across business lines and geographies, limited COVID-19 impacts and good expense control. It also approved a $3 billion share buyback program and stated its intention to complete the program in 2021.

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Income Builder Portfolio

The weakest contributors to the absolute performance of the equity portion of the Portfolio included positions in drug company Takeda Pharmaceutical, insurer and asset manager Tokio Marine, and gaming company Las Vegas Sands. Takeda shares underperformed after the company announced plans to significantly increase near-term R&D investment to support its promising pipeline. Tokio Marine shares traded lower after the company’s May 2021 earnings release showed results modestly below expectations. Las Vegas Sands underperformed as visitation trends, though sequentially improving, remained well below normal levels due to ongoing travel restrictions and testing requirements related to the COVID-19 pandemic.
Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio initiated positions in utility company NextEra Energy and industrial gas company Linde during the reporting period. NextEra Energy not only operates regulated electric utilities in Florida but is also the world's largest generator of renewable energy from solar and wind. The company generates strong cash flows both from the regulated operations that are under constructive regulations and through attractive long-term contracts for its renewable generation assets. Cash flow growth is driven by continued investment in the regulated generation, transmission and distribution rate bases, and from completing a strong backlog of projects in developing, constructing and operating contracted renewable assets. NextEra has a strong balance sheet and has historically rewarded its shareholders with an attractive and growing dividend. Linde generates strong cash flow by distributing its products through various profitable methods, such as on-site, merchant and packaged gases. Cash flow growth comes from exposure to fast-growing markets such as health care and electronics, and expansions in geographies with strong industrial growth. It has a strong project backlog and is well-positioned to offer clean energy solutions with its expertise in carbon dioxide and hydrogen. Linde has historically rewarded its shareholders with an attractive and growing dividend and regular share buybacks.
During the same period, the Portfolio’s full positions in automotive logistics company Hyundai Glovis and industrial tool maker Atlas Copco were sold to fund other shareholder yield opportunities.
How did sector weightings in the equity portion of the Portfolio change during the reporting period?
During the reporting period, the most substantial weighting increase in the equity portion of the Portfolio was in consumer discretionary, lessening the degree to which the Portfolio held underweight exposure to that sector. Conversely, the Portfolio reduced its exposure to communication services, increasing the degree of its underweight exposure to that sector.
How was the equity portion of the Portfolio positioned at the end of the reporting period?
Relative to the MSCI World Index (Net), as of June 30, 2021, the most substantially overweight sector positions in the equity portion of the Portfolio were in utilities, consumer staples and energy. As of the same date, the most substantially underweight sector positions relative to the benchmark were in information technology, consumer discretionary and communication services. These relative weightings were the result of individual stock selections rather than a top-down macroeconomic view.
What factors affected the relative performance of the fixed-income portion of the Portfolio during the reporting period?
Overall risk continued to rally throughout the reporting period assisted by the acceleration of actual vaccinations in the first quarter of 2021 globally. Additionally, the fiscal packages that were passed by the U.S. Congress helped to propel risk assets higher. Lastly, the U.S. Federal Reserve’s monetary policy remained accommodative. All these factors were catalysts that led to risk assets outperforming.
The fixed-income portion of the Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index during the reporting period due to relatively overweight exposure to corporate bonds, both investment grade and high yield.
What was the duration2 strategy of the fixed-income portion of the Portfolio during the reporting period?
We extended the duration of the fixed-income portion of the Portfolio during the reporting period to be longer than that of the Bloomberg Barclays U.S. Aggregate Bond Index, detracting from performance relative to the benchmark. The Portfolio’s overall duration shifted as the reporting period progressed, but always maintained longer than that of the benchmark. As of June 30,
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
9

2021, the Portfolio’s duration stood at 6.46 years, 0.06 years longer than the benchmark duration.
During the reporting period, which market segments were the strongest positive contributors to the absolute performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?
The Portfolio’s overweight exposure to securitized3 products, equity-linked and high-yield debt, contributed positively to absolute performance during the reporting period. Conversely, interest rates rose, detracting modestly from the Portfolio’s total returns.
Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?
A robust primary calendar for corporate credit offered several opportunities to introduce new names into the Portfolio among midstream, financials and consumer non-cyclical industries. Meanwhile, we trimmed higher-quality credits with limited total return potential as spreads narrowed, reducing the Portfolio’s overall exposure to the sector.
How did sector weightings change in the fixed-income portion of the Portfolio during the reporting period?
During the reporting period, we reduced the Portfolio’s exposure to the investment-grade sector as spreads continued to tighten.
How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?
As of June 30, 2021, relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fixed-income portion of the Portfolio held overweight exposure to high-yield and investment-grade corporate bonds, along with securitized assets. As of the same date, the fixed-income portion of the Portfolio held underweight exposure to U.S. Treasury securities and agency mortgages.
3.	A securitization is a financial instrument created by an issuer by combining a pool of financial assets (such as mortgages). The financial instrument is then marketed to investors, sometimes in tiers.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Income Builder Portfolio

Portfolio of Investments June 30, 2021† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 50.3%
Asset-Backed Securities 4.1%
Automobile Asset-Backed Securities 1.2%
Avis Budget Rental Car Funding AESOP LLC
Series 2021-1A, Class A
1.38%, due 8/20/27 (a)	$ 1,000,000	$ 998,421
Series 2020-2A, Class A
2.02%, due 2/20/27 (a)	360,000	370,699
Series 2020-1A, Class A
2.33%, due 8/20/26 (a)	515,000	536,701
Chase Auto Credit Linked Notes
Series 2020-1, Class B
0.991%, due 1/25/28 (a)	516,719	518,218
Ford Credit Auto Owner Trust
Series 2020-2, Class A
1.06%, due 4/15/33 (a)	645,000	644,282
Series 2020-1, Class A
2.04%, due 8/15/31 (a)	680,000	705,778
Ford Credit Floorplan Master Owner Trust
Series 2019-4, Class A
2.44%, due 9/15/26	850,000	894,572
Series 2017-3, Class A
2.48%, due 9/15/24	895,000	918,970
Series 2018-4, Class A
4.06%, due 11/15/30	530,000	609,317
Hertz Vehicle Financing III LP
Series 2021-2A, Class A
1.68%, due 12/27/27 (a)	805,000	803,926
Series 2021-2A, Class B
2.12%, due 12/27/27 (a)	175,000	174,713
Hertz Vehicle Financing LLC
Series 2021-1A, Class B
1.56%, due 12/26/25 (a)	520,000	519,755
Santander Revolving Auto Loan Trust
Series 2019-A, Class A
2.51%, due 1/26/32 (a)	330,000	347,722
		8,043,074
Credit Card Asset-Backed Security 0.1%
Capital One Multi-Asset Execution Trust
Series 2019-A3, Class A3
2.06%, due 8/15/28	700,000	734,047
	Principal Amount	Value

Home Equity Asset-Backed Securities 0.2%
Carrington Mortgage Loan Trust
Series 2007-HE1, Class A3
0.281% (1 Month LIBOR + 0.19%), due 6/25/37 (b)	$ 1,269,066	$ 1,251,671
JP Morgan Mortgage Acquisition Trust
Series 2007-HE1, Class AF1
0.191% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	139,791	89,608
MASTR Asset-Backed Securities Trust
Series 2006-HE4, Class A1
0.191% (1 Month LIBOR + 0.10%), due 11/25/36 (b)	209,157	93,499
		1,434,778
Other Asset-Backed Securities 2.6%
American Airlines Pass-Through Trust
Series 2016-2, Class A
3.65%, due 6/15/28	594,185	574,672
Series 2019-1, Class B
3.85%, due 2/15/28	506,669	483,060
Series 2013-2, Class A
4.95%, due 1/15/23	1,602,382	1,625,878
American Tower Trust #1
3.07%, due 3/15/23 (a)	175,000	175,851
CF Hippolyta LLC
Series 2021-1A, Class A1
1.53%, due 3/15/61 (a)	550,000	553,673
Series 2020-1, Class A1
1.69%, due 7/15/60 (a)	906,660	921,291
Series 2020-1, Class A2
1.99%, due 7/15/60 (a)	520,096	527,931
Crown Castle Towers LLC
4.241%, due 7/15/28 (a)	990,000	1,117,416
CVS Pass-Through Trust
5.789%, due 1/10/26 (a)	22,942	25,159
FirstKey Homes 2020-SFR1 Trust
Series 2021-SFR1, Class A
1.538%, due 8/17/28 (a)(c)	1,165,000	1,165,308
MMAF Equipment Finance LLC
Series 2020-BA, Class A4
0.66%, due 11/15/27 (a)	1,500,000	1,489,515
MVW LLC
Series 2019-2A, Class A
2.22%, due 10/20/38 (a)	605,103	615,923
Navient Private Education Refi Loan Trust
Series 2020-DA, Class A
1.69%, due 5/15/69 (a)	285,839	288,707

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Navient Private Education Refi Loan Trust (continued)
Series 2020-EA, Class A
1.69%, due 5/15/69 (a)	$ 450,994	$ 458,121
PFS Financing Corp.
Series 2020-B, Class B
1.71%, due 6/15/24 (a)	355,000	358,521
Series 2020-A, Class B
1.77%, due 6/15/25 (a)	765,000	776,589
Progress Residential
Series 2021-SFR1, Class A
1.052%, due 4/17/38 (a)	765,000	750,564
Series 2021-SFR3, Class A
1.637%, due 5/17/26 (a)	389,457	391,972
Series 2021-SFR4, Class B
1.808%, due 5/17/38 (a)	670,000	670,268
Progress Residential Trust
Series 2021-SFR2, Class A
1.546%, due 4/19/38 (a)	350,000	350,987
Series 2021-SFR2, Class B
1.796%, due 4/19/38 (a)	1,050,000	1,048,109
Sierra Timeshare Receivables Funding LLC
Series 2020-2A, Class A
1.33%, due 7/20/37 (a)	393,790	395,836
Series 2020-2A, Class C
3.51%, due 7/20/37 (a)	856,493	884,393
U.S. Airways Pass-Through Trust
Series 2012-1, Class A
5.90%, due 10/1/24	525,475	549,061
Series 2010-1, Class A
6.25%, due 4/22/23	265,806	270,279
United Airlines Pass-Through Trust
Series 2014-2, Class B
4.625%, due 9/3/22	244,946	250,452
Series 2020-1, Class A
5.875%, due 10/15/27	808,902	897,544
Series 2007-1
6.636%, due 7/2/22	322,035	333,306
		17,950,386
Total Asset-Backed Securities (Cost $27,359,355)		28,162,285
	Principal Amount	Value
Corporate Bonds 28.8%
Aerospace & Defense 0.2%
BAE Systems plc
3.00%, due 9/15/50 (United Kingdom) (a)	$ 550,000	$ 538,072
L3Harris Technologies, Inc.
4.40%, due 6/15/28	810,000	940,292
		1,478,364
Agriculture 0.1%
BAT Capital Corp.
3.734%, due 9/25/40 (United Kingdom)	905,000	884,287
Airlines 0.6%
American Airlines, Inc.
5.50%, due 4/20/26 (a)	600,000	635,250
5.75%, due 4/20/29 (a)	360,000	389,250
Delta Air Lines, Inc.
4.50%, due 10/20/25 (a)	465,000	499,699
4.75%, due 10/20/28 (a)	325,000	361,321
7.00%, due 5/1/25 (a)	985,000	1,149,483
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	795,000	875,295
		3,910,298
Auto Manufacturers 1.0%
Ford Motor Co.
8.50%, due 4/21/23	890,000	993,195
9.00%, due 4/22/25	890,000	1,097,254
Ford Motor Credit Co. LLC
4.063%, due 11/1/24	780,000	829,647
4.25%, due 9/20/22	305,000	314,934
General Motors Co.
6.125%, due 10/1/25	285,000	337,384
General Motors Financial Co., Inc.
2.35%, due 1/8/31	344,000	339,425
2.70%, due 6/10/31	850,000	853,056
3.15%, due 6/30/22	320,000	327,667
3.45%, due 4/10/22	1,500,000	1,527,618
		6,620,180
Banks 7.4%
Bank of America Corp.
2.087%, due 6/14/29 (d)	715,000	720,786
2.496%, due 2/13/31 (d)	650,000	663,646
3.004%, due 12/20/23 (d)	734,000	760,680
3.458%, due 3/15/25 (d)	1,425,000	1,523,018
3.705%, due 4/24/28 (d)	555,000	613,709

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Bank of America Corp. (continued)
4.078%, due 4/23/40 (d)	$ 785,000	$ 915,800
4.20%, due 8/26/24	325,000	356,276
Series MM
4.30%, due 1/28/25 (d)(e)	1,461,000	1,510,674
Series DD
6.30%, due 3/10/26 (d)(e)	735,000	848,124
BNP Paribas SA (France)
3.052%, due 1/13/31 (a)(d)	1,415,000	1,491,849
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (a)(b)(e)	620,000	645,432
Citigroup, Inc.
2.976%, due 11/5/30 (d)	845,000	895,009
3.352%, due 4/24/25 (d)	780,000	831,131
3.668%, due 7/24/28 (d)	430,000	474,239
3.70%, due 1/12/26	545,000	602,696
3.98%, due 3/20/30 (d)	565,000	639,945
4.05%, due 7/30/22	105,000	109,090
5.30%, due 5/6/44	436,000	587,101
6.625%, due 6/15/32	190,000	258,739
Citizens Financial Group, Inc.
2.638%, due 9/30/32	1,190,000	1,190,023
Credit Suisse Group AG (Switzerland)
2.593%, due 9/11/25 (a)(d)	1,265,000	1,316,074
3.091%, due 5/14/32 (a)(d)	785,000	808,748
Deutsche Bank AG
3.035%, due 5/28/32 (Germany) (d)	425,000	432,160
First Horizon Bank
5.75%, due 5/1/30	815,000	1,004,866
First Horizon Corp.
4.00%, due 5/26/25	775,000	853,802
Freedom Mortgage Corp.
7.625%, due 5/1/26 (a)	685,000	713,085
Goldman Sachs Group, Inc. (The)
1.326% (3 Month LIBOR + 1.17%), due 5/15/26 (b)	815,000	836,532
1.431%, due 3/9/27 (d)	535,000	533,492
1.992%, due 1/27/32 (d)	590,000	573,005
2.615%, due 4/22/32 (d)	425,000	434,166
2.905%, due 7/24/23 (d)	310,000	317,779
2.908%, due 6/5/23 (d)	285,000	291,326
3.625%, due 1/22/23	1,330,000	1,396,245
5.25%, due 7/27/21	1,295,000	1,299,506
6.75%, due 10/1/37	159,000	231,531
	Principal Amount	Value

Banks (continued)
HSBC Holdings plc
3.973%, due 5/22/30 (United Kingdom) (d)	$ 970,000	$ 1,085,698
JPMorgan Chase & Co.
2.182%, due 6/1/28 (d)	835,000	855,024
2.956%, due 5/13/31 (d)	475,000	498,991
3.207%, due 4/1/23 (d)	1,540,000	1,573,426
3.54%, due 5/1/28 (d)	850,000	934,545
Series HH
4.60%, due 2/1/25 (d)(e)	1,249,000	1,294,339
Lloyds Banking Group plc (United Kingdom)
4.582%, due 12/10/25	508,000	570,807
4.65%, due 3/24/26	1,075,000	1,216,969
Morgan Stanley
3.125%, due 1/23/23	1,560,000	1,626,478
Series H
3.794% (3 Month LIBOR + 3.61%), due 7/15/21 (b)(e)	645,000	647,419
5.00%, due 11/24/25	1,150,000	1,325,807
6.25%, due 8/9/26	881,000	1,088,716
7.25%, due 4/1/32	100,000	145,378
Natwest Group plc
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28 (United Kingdom) (b)	1,580,000	1,667,314
PNC Bank NA
2.55%, due 12/9/21	815,000	821,898
PNC Financial Services Group, Inc. (The)
2.55%, due 1/22/30	810,000	852,043
Societe Generale SA (France)
4.75% (5 Year Treasury Constant Maturity Rate + 3.931%), due 5/26/26 (a)(b)(e)	395,000	409,319
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30 (a)(b)(e)	1,415,000	1,498,131
Standard Chartered plc (United Kingdom)
2.678% (1 Year Treasury Constant Maturity Rate + 1.20%), due 6/29/32 (a)(b)	655,000	657,169
4.75% (5 Year Treasury Constant Maturity Rate + 3.805%), due 1/14/31 (a)(b)(e)	525,000	540,209
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
SVB Financial Group
Series C
4.00% (5 Year Treasury Constant Maturity Rate + 3.202%), due 5/15/26 (b)(e)	$ 770,000	$ 783,706
Truist Bank
2.636% (5 Year Treasury Constant Maturity Rate + 1.15%), due 9/17/29 (b)	760,000	795,788
UBS Group AG
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (Switzerland) (a)(b)(e)	1,005,000	1,026,808
Wachovia Corp.
5.50%, due 8/1/35	700,000	904,319
Wells Fargo & Co.
2.406%, due 10/30/25 (d)	525,000	549,292
Wells Fargo Bank NA
3.55%, due 8/14/23	1,015,000	1,080,574
		51,130,451
Beverages 0.3%
Anheuser-Busch Cos. LLC
4.70%, due 2/1/36 (Belgium)	475,000	582,988
Anheuser-Busch InBev Worldwide, Inc.
4.75%, due 1/23/29 (Belgium)	1,270,000	1,512,906
		2,095,894
Biotechnology 0.2%
Biogen, Inc.
3.625%, due 9/15/22	1,240,000	1,288,281
Building Materials 0.6%
Builders FirstSource, Inc.
5.00%, due 3/1/30 (a)	820,000	862,189
6.75%, due 6/1/27 (a)	438,000	469,208
Carrier Global Corp.
2.722%, due 2/15/30	940,000	974,513
Cemex SAB de CV
3.125%, due 3/19/26 (Mexico) (a)	EUR 1,515,000	1,846,136
		4,152,046
Chemicals 0.6%
Air Liquide Finance SA
1.75%, due 9/27/21 (France) (a)	$ 610,000	611,494
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (Brazil) (a)	745,000	785,007
	Principal Amount	Value

Chemicals (continued)
Huntsman International LLC
4.50%, due 5/1/29	$ 731,000	$ 831,108
International Flavors & Fragrances, Inc.
1.832%, due 10/15/27 (a)	990,000	987,187
Orbia Advance Corp. SAB de CV
4.00%, due 10/4/27 (Mexico) (a)	625,000	685,156
		3,899,952
Commercial Services 0.6%
Allied Universal Holdco LLC
6.625%, due 7/15/26 (a)	650,000	689,149
Ashtead Capital, Inc.
4.00%, due 5/1/28 (United Kingdom) (a)	380,000	399,475
California Institute of Technology
3.65%, due 9/1/19	605,000	674,271
Cintas Corp. No. 2
3.70%, due 4/1/27	1,065,000	1,193,297
Sodexo, Inc.
2.718%, due 4/16/31 (France) (a)	1,010,000	1,030,490
		3,986,682
Computers 0.6%
Apple, Inc.
2.75%, due 1/13/25	715,000	764,373
Dell International LLC
4.90%, due 10/1/26	680,000	784,777
5.30%, due 10/1/29	318,000	383,709
8.10%, due 7/15/36	975,000	1,486,023
NCR Corp.
5.00%, due 10/1/28 (a)	991,000	1,024,763
		4,443,645
Distribution & Wholesale 0.2%
Performance Food Group, Inc.
5.50%, due 10/15/27 (a)	1,113,000	1,169,707
Diversified Financial Services 1.9%
AerCap Ireland Capital DAC (Ireland)
3.30%, due 1/23/23	730,000	757,122
4.45%, due 12/16/21	285,000	289,327
4.625%, due 7/1/22	415,000	431,533
Air Lease Corp.
2.30%, due 2/1/25	1,215,000	1,256,045
2.75%, due 1/15/23	500,000	515,862
3.50%, due 1/15/22	340,000	345,622
4.25%, due 9/15/24	420,000	457,829

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(b)(e)	$ 485,000	$ 489,850
Ally Financial, Inc.
3.875%, due 5/21/24	310,000	334,038
8.00%, due 11/1/31	1,560,000	2,241,795
Aviation Capital Group LLC
1.95%, due 1/30/26 (a)	520,000	520,140
Avolon Holdings Funding Ltd. (Ireland)
2.125%, due 2/21/26 (a)	645,000	642,329
2.875%, due 2/15/25 (a)	1,040,000	1,070,786
Banco BTG Pactual SA
2.75%, due 1/11/26 (Brazil) (a)	1,130,000	1,101,185
Capital One Financial Corp.
4.20%, due 10/29/25	165,000	184,253
Home Point Capital, Inc.
5.00%, due 2/1/26 (a)	465,000	433,613
Intercontinental Exchange, Inc.
3.00%, due 9/15/60	845,000	814,684
OneMain Finance Corp.
3.50%, due 1/15/27	375,000	377,813
PennyMac Financial Services, Inc.
4.25%, due 2/15/29 (a)	545,000	525,058
5.375%, due 10/15/25 (a)	150,000	157,875
		12,946,759
Electric 1.0%
Connecticut Light and Power Co. (The)
4.00%, due 4/1/48	450,000	544,383
Duke Energy Ohio, Inc.
4.30%, due 2/1/49	565,000	697,835
Duquesne Light Holdings, Inc.
3.616%, due 8/1/27 (a)	865,000	938,198
Entergy Louisiana LLC
4.00%, due 3/15/33	790,000	925,623
Evergy, Inc.
5.292%, due 6/15/22 (f)	500,000	516,557
Jersey Central Power & Light Co.
2.75%, due 3/1/32 (a)	700,000	710,564
Public Service Electric and Gas Co.
3.00%, due 5/15/27	800,000	864,563
Puget Energy, Inc.
5.625%, due 7/15/22	350,000	364,022
Southern California Edison Co.
Series E
3.70%, due 8/1/25	330,000	359,435
	Principal Amount	Value

Electric (continued)
Southern California Edison Co. (continued)
4.00%, due 4/1/47	$ 520,000	$ 546,989
WEC Energy Group, Inc.
2.268% (3 Month LIBOR + 2.112%), due 5/15/67 (b)	480,000	440,741
		6,908,910
Environmental Control 0.2%
Republic Services, Inc.
4.75%, due 5/15/23	316,000	338,067
Stericycle, Inc.
3.875%, due 1/15/29 (a)	120,000	119,764
Waste Management, Inc.
2.40%, due 5/15/23	810,000	837,724
		1,295,555
Food 1.4%
JBS USA Food Co.
7.00%, due 1/15/26 (a)	230,000	243,800
Kraft Heinz Foods Co.
4.25%, due 3/1/31	1,267,000	1,439,298
5.00%, due 7/15/35	501,000	614,537
Mondelez International Holdings Netherlands BV
2.00%, due 10/28/21 (a)	1,110,000	1,114,686
Nestle Holdings, Inc.
1.00%, due 9/15/27 (a)	1,750,000	1,707,343
3.10%, due 9/24/21 (a)	1,615,000	1,621,876
Smithfield Foods, Inc.
3.35%, due 2/1/22 (a)	565,000	572,942
4.25%, due 2/1/27 (a)	500,000	546,549
Sysco Corp.
3.30%, due 2/15/50	465,000	467,362
5.95%, due 4/1/30	352,000	451,461
Tyson Foods, Inc.
3.95%, due 8/15/24	965,000	1,051,713
		9,831,567
Gas 0.1%
National Fuel Gas Co.
2.95%, due 3/1/31	355,000	357,060
Southern California Gas Co.
Series VV
4.30%, due 1/15/49	325,000	405,548
		762,608
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Healthcare-Products 0.1%
Abbott Laboratories
3.40%, due 11/30/23	$ 535,000	$ 570,953
Healthcare-Services 0.3%
Health Care Service Corp. A Mutual Legal Reserve Co.
2.20%, due 6/1/30 (a)	1,685,000	1,690,114
NYU Langone Hospitals
Series 2020
3.38%, due 7/1/55	605,000	640,836
		2,330,950
Insurance 1.5%
Athene Global Funding
2.50%, due 3/24/28 (a)	1,030,000	1,055,712
Equitable Holdings, Inc.
5.00%, due 4/20/48	830,000	1,059,439
Liberty Mutual Group, Inc.
4.25%, due 6/15/23 (a)	295,000	315,080
MassMutual Global Funding II
2.50%, due 10/17/22 (a)	1,270,000	1,305,804
2.95%, due 1/11/25 (a)	365,000	390,755
Peachtree Corners Funding Trust
3.976%, due 2/15/25 (a)	425,000	465,220
Principal Life Global Funding II
2.375%, due 11/21/21 (a)	1,470,000	1,482,244
Protective Life Corp.
8.45%, due 10/15/39	725,000	1,164,122
Reliance Standard Life Global Funding II
2.50%, due 10/30/24 (a)	950,000	990,700
Voya Financial, Inc.
3.65%, due 6/15/26	310,000	343,190
Willis North America, Inc.
2.95%, due 9/15/29	1,395,000	1,464,771
3.875%, due 9/15/49	185,000	207,820
		10,244,857
Internet 0.4%
Cablevision Lightpath LLC
3.875%, due 9/15/27 (a)	875,000	864,797
Expedia Group, Inc.
3.25%, due 2/15/30	1,305,000	1,363,134
3.60%, due 12/15/23	480,000	510,127
3.80%, due 2/15/28	157,000	170,752
5.00%, due 2/15/26	22,000	25,097
6.25%, due 5/1/25 (a)	88,000	102,366
		3,036,273
	Principal Amount	Value

Iron & Steel 0.2%
Vale Overseas Ltd. (Brazil)
6.25%, due 8/10/26	$ 1,070,000	$ 1,287,210
6.875%, due 11/21/36	305,000	418,067
		1,705,277
Lodging 0.6%
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	695,000	741,912
5.75%, due 5/1/28 (a)	315,000	340,852
Las Vegas Sands Corp.
3.20%, due 8/8/24	555,000	582,489
Marriott International, Inc.
2.30%, due 1/15/22	890,000	896,333
3.60%, due 4/15/24	920,000	981,072
Sands China Ltd. (Macao)
4.60%, due 8/8/23	355,000	377,045
5.125%, due 8/8/25	460,000	513,972
		4,433,675
Machinery-Diversified 0.1%
CNH Industrial Capital LLC
4.20%, due 1/15/24	545,000	589,735
Media 0.5%
Comcast Corp.
3.25%, due 11/1/39	675,000	717,955
4.70%, due 10/15/48	555,000	715,497
Grupo Televisa SAB
5.25%, due 5/24/49 (Mexico)	480,000	606,973
Sirius XM Radio, Inc.
4.125%, due 7/1/30 (a)	955,000	963,481
Sky Ltd.
3.75%, due 9/16/24 (United Kingdom) (a)	340,000	371,608
Time Warner Entertainment Co. LP
8.375%, due 3/15/23	355,000	401,148
		3,776,662
Metal Fabricate & Hardware 0.2%
Precision Castparts Corp.
3.25%, due 6/15/25	1,455,000	1,578,721
Mining 0.2%
Glencore Funding LLC
1.625%, due 9/1/25 (Australia) (a)	1,205,000	1,218,700

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing 0.3%
Siemens Financieringsmaatschappij NV
2.70%, due 3/16/22 (Germany) (a)(g)	$ 760,000	$ 773,621
Textron Financial Corp.
1.891% (3 Month LIBOR + 1.735%), due 2/15/42 (a)(b)	1,295,000	1,100,750
		1,874,371
Oil & Gas 0.8%
BP Capital Markets plc
4.875% (5 Year Treasury Constant Maturity Rate + 4.398%), due 3/22/30 (United Kingdom) (b)(e)	205,000	225,090
Gazprom PJSC Via Gaz Capital SA
7.288%, due 8/16/37 (Russia) (a)	640,000	891,142
Marathon Petroleum Corp.
4.50%, due 5/1/23	620,000	661,201
4.70%, due 5/1/25	675,000	761,252
5.125%, due 12/15/26	450,000	529,123
Petrobras Global Finance BV
5.50%, due 6/10/51 (Brazil)	555,000	555,194
Valero Energy Corp.
3.65%, due 3/15/25	1,000,000	1,090,084
6.625%, due 6/15/37	415,000	568,917
		5,282,003
Packaging & Containers 0.2%
Berry Global, Inc.
4.875%, due 7/15/26 (a)	84,000	88,885
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	1,135,000	1,234,313
		1,323,198
Pharmaceuticals 0.9%
AbbVie, Inc.
3.45%, due 3/15/22	1,005,000	1,021,947
4.05%, due 11/21/39	1,125,000	1,306,604
Becton Dickinson and Co.
4.669%, due 6/6/47	635,000	791,085
CVS Health Corp.
2.70%, due 8/21/40	1,255,000	1,216,493
4.78%, due 3/25/38	400,000	492,098
Teva Pharmaceutical Finance Netherlands III BV
3.15%, due 10/1/26 (Israel)	1,285,000	1,222,356
		6,050,583
	Principal Amount	Value

Pipelines 0.8%
Enterprise Products Operating LLC
3.125%, due 7/31/29	$ 630,000	$ 679,731
3.95%, due 1/31/60	595,000	663,238
4.20%, due 1/31/50	160,000	184,545
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	865,000	875,617
MPLX LP
2.65%, due 8/15/30	730,000	736,784
Spectra Energy Partners LP
4.75%, due 3/15/24	795,000	872,531
Transcontinental Gas Pipe Line Co. LLC
4.60%, due 3/15/48	840,000	1,023,506
Western Midstream Operating LP
6.50%, due 2/1/50 (f)	350,000	405,242
		5,441,194
Real Estate 0.1%
Realogy Group LLC
5.75%, due 1/15/29 (a)	560,000	585,418
Real Estate Investment Trusts 1.0%
Alexandria Real Estate Equities, Inc.
3.375%, due 8/15/31	825,000	906,745
American Tower Corp.
3.375%, due 10/15/26	705,000	767,984
3.60%, due 1/15/28	375,000	412,459
Digital Realty Trust LP
3.70%, due 8/15/27	1,295,000	1,449,482
Equinix, Inc.
1.25%, due 7/15/25	710,000	711,703
2.625%, due 11/18/24	740,000	778,614
GLP Capital LP
3.35%, due 9/1/24	505,000	534,955
Iron Mountain, Inc.
5.25%, due 7/15/30 (a)	720,000	762,178
Kilroy Realty LP
3.45%, due 12/15/24	720,000	767,953
		7,092,073
Retail 1.4%
7-Eleven, Inc.
2.50%, due 2/10/41 (a)	130,000	121,035
2.80%, due 2/10/51 (a)	430,000	401,138
AutoNation, Inc.
4.75%, due 6/1/30	1,040,000	1,230,012
Macy's Retail Holdings LLC
5.875%, due 4/1/29 (a)(g)	645,000	693,652
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
Macy's, Inc.
8.375%, due 6/15/25 (a)	$ 1,370,000	$ 1,508,644
McDonald's Corp.
3.35%, due 4/1/23	1,085,000	1,138,276
Nordstrom, Inc.
4.00%, due 3/15/27 (g)	640,000	664,090
4.25%, due 8/1/31 (a)	530,000	551,994
O'Reilly Automotive, Inc.
3.55%, due 3/15/26	1,000,000	1,102,236
QVC, Inc.
4.375%, due 9/1/28	940,000	958,800
Starbucks Corp.
3.35%, due 3/12/50	375,000	392,263
4.45%, due 8/15/49	475,000	589,173
		9,351,313
Semiconductors 0.1%
Broadcom, Inc.
3.50%, due 2/15/41 (a)	325,000	332,484
NXP BV
3.40%, due 5/1/30 (China) (a)	555,000	606,009
		938,493
Software 0.3%
Fiserv, Inc.
3.20%, due 7/1/26	205,000	221,847
Oracle Corp.
3.65%, due 3/25/41	245,000	259,787
salesforce.com, Inc.
3.25%, due 4/11/23	510,000	535,037
3.70%, due 4/11/28	690,000	786,025
		1,802,696
Telecommunications 1.7%
Altice France SA
5.125%, due 7/15/29 (France) (a)	865,000	869,239
AT&T, Inc.
3.50%, due 9/15/53 (a)	795,000	798,713
4.35%, due 3/1/29	320,000	370,514
CommScope Technologies LLC
6.00%, due 6/15/25 (a)	411,000	419,734
CommScope, Inc.
7.125%, due 7/1/28 (a)	1,080,000	1,170,450
Level 3 Financing, Inc.
3.40%, due 3/1/27 (a)	1,050,000	1,113,157
Sprint Spectrum Co. LLC
4.738%, due 3/20/25 (a)	1,448,437	1,553,971
	Principal Amount	Value

Telecommunications (continued)
T-Mobile US, Inc.
2.625%, due 2/15/29	$ 885,000	$ 873,937
VEON Holdings BV
4.95%, due 6/16/24 (Netherlands) (a)	1,045,000	1,125,987
Verizon Communications, Inc.
1.256% (3 Month LIBOR + 1.10%), due 5/15/25 (b)	985,000	1,015,860
3.40%, due 3/22/41	330,000	349,088
3.55%, due 3/22/51	365,000	389,954
Vodafone Group plc
4.25%, due 9/17/50 (United Kingdom)	1,180,000	1,378,247
		11,428,851
Toys, Games & Hobbies 0.1%
Hasbro, Inc.
2.60%, due 11/19/22	500,000	514,412
Total Corporate Bonds (Cost $186,740,620)		197,975,594
Foreign Government Bonds 1.0%
Brazil 0.4%
Brazil Government Bond
3.75%, due 9/12/31	965,000	951,972
Federative Republic of Brazil
4.625%, due 1/13/28	1,526,000	1,648,431
		2,600,403
Chile 0.2%
Corp. Nacional del Cobre de Chile
3.00%, due 9/30/29 (a)	1,170,000	1,215,220
Colombia 0.1%
Colombia Government International Bond
3.25%, due 4/22/32	725,000	710,109
Mexico 0.3%
Mexico Government Bond
2.659%, due 5/24/31	1,612,000	1,574,747
3.75%, due 4/19/71	800,000	731,520
		2,306,267
Total Foreign Government Bonds (Cost $6,914,656)		6,831,999

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Loan Assignments 0.6%
Containers, Packaging & Glass 0.2%
Mauser Packaging Solutions Holding Co.
Initial Term Loan
3.354% (1 Month LIBOR + 3.25%), due 4/3/24 (b)	$ 1,257,084	$ 1,226,106
Diversified/Conglomerate Service 0.1%
TruGreen LP
First Lien Second Refinancing Term Loan
4.75% (1 Month LIBOR + 4.00%), due 11/2/27 (b)	577,100	579,985
Second Lien Initial Term Loan
9.25% (3 Month LIBOR + 8.50%), due 11/2/28 (b)	250,000	255,000
		834,985
Finance 0.2%
Alliant Holdings Intermediate LLC
2018 Initial Term Loan
3.354% (1 Month LIBOR + 3.25%), due 5/9/25 (b)	1,252,405	1,238,743
Personal & Nondurable Consumer Products 0.0% ‡
Prestige Brands, Inc.
Term Loan B4
4.25% (3 Month LIBOR + 1.00%), due 1/26/24 (b)	354,056	353,992
Telecommunications 0.1%
Level 3 Financing, Inc.
Tranche 2027 Term Loan B
1.854% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	718,508	707,731
Total Loan Assignments (Cost $4,365,310)		4,361,557
Mortgage-Backed Securities 8.0%
Agency (Collateralized Mortgage Obligations) 2.8%
FHLMC
REMIC, Series 5073, Class DG
1.50%, due 8/25/38	875,000	885,040
REMIC, Series 4993, Class D
2.00%, due 9/25/47	925,000	964,979
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
FHLMC (continued)
REMIC, Series 5049, Class UI
3.00%, due 12/25/50 (h)	$ 2,263,414	$ 401,398
REMIC, Series 4888, Class BA
3.50%, due 9/15/48	283,383	295,264
REMIC, Series 4877, Class AT
3.50%, due 11/15/48	485,721	514,104
REMIC, Series 4877, Class BE
3.50%, due 11/15/48	681,465	718,201
REMIC, Series 4958, Class DL
4.00%, due 1/25/50	1,280,635	1,382,243
FNMA
REMIC, Series 2021-33, Class AI
2.50%, due 5/25/47 (h)	2,775,591	361,969
REMIC, Series 2021-34, Class MI
2.50%, due 3/25/51 (h)	1,817,473	255,844
REMIC, Series 2013-77, Class CY
3.00%, due 7/25/43	746,000	768,215
REMIC, Series 2019-13, Class PE
3.00%, due 3/25/49	539,944	572,392
REMIC, Series 2019-13, Class CA
3.50%, due 4/25/49	869,620	948,360
REMIC, Series 2021-12, Class GC
3.50%, due 7/25/50	1,102,070	1,190,556
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	953,959	1,031,540
GNMA
REMIC, Series 2021-78, Class LA
1.00%, due 5/20/51	892,724	874,020
REMIC, Series 2021-87, Class EG
1.00%, due 5/20/51	890,247	882,488
REMIC, Series 2021-87, Class EK
1.00%, due 5/20/51	2,581,716	2,559,216
REMIC, Series 2021-91, Class MF
1.00%, due 5/20/51	889,194	880,798
REMIC, Series 2021-105, Class DB
1.00%, due 6/20/51	940,000	915,187
REMIC, Series 2021-15, Class AI
2.00%, due 1/20/51 (h)	2,325,028	255,162
REMIC, Series 2021-25, Class LI
2.50%, due 2/20/51 (h)	2,861,427	339,356
REMIC, Series 2021-74, Class HI
3.00%, due 4/20/51 (h)	2,884,691	408,263
REMIC, Series 2013-149, Class BA
3.25%, due 8/16/41	1,778,942	1,874,364
		19,278,959
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.4%
Arbor Multifamily Mortgage Securities Trust
Series 2021-MF2, Class AS
2.70%, due 6/15/54 (a)(i)	$ 750,000	$ 774,752
Bayview Commercial Asset Trust
Series 2006-4A, Class A1
0.437% (1 Month LIBOR + 0.23%), due 12/25/36 (a)(b)	34,200	32,879
Benchmark Mortgage Trust
Series 2020-B19, Class A2
1.691%, due 9/15/53	935,000	949,314
BX Commercial Mortgage Trust
Series 2020-VIV2, Class C
3.66%, due 3/9/44 (a)(j)	785,000	830,463
Series 2020-VIV3, Class B
3.662%, due 3/9/44 (a)(j)	675,059	733,066
BX Trust
Series 2021-LBA, Class AV
0.873% (1 Month LIBOR + 0.80%), due 2/15/36 (a)(b)	820,000	821,310
Series 2019-OC11, Class A
3.202%, due 12/9/41 (a)	580,000	624,813
Series 2019-OC11, Class B
3.605%, due 12/9/41 (a)	170,000	186,078
Series 2019-OC11, Class C
3.856%, due 12/9/41 (a)	205,000	222,787
CSAIL Commercial Mortgage Trust
Series 2015-C3, Class A4
3.718%, due 8/15/48	845,000	922,210
Extended Stay America Trust
Series 2021-ESH, Class C
(zero coupon) (1 Month LIBOR + 1.70%), due 7/15/38 (a)(b)	975,000	978,959
FREMF Mortgage Trust
REMIC, Series 2015-K720, Class B
3.511%, due 7/25/22 (a)(j)	460,000	472,001
REMIC, Series 2014-K41, Class B
3.964%, due 11/25/47 (a)(j)	330,000	358,781
GB Trust
Series 2020-FLIX, Class C
1.673% (1 Month LIBOR + 1.60%), due 8/15/37 (a)(b)	500,000	501,401
Series 2020-FLIX, Class D
2.423% (1 Month LIBOR + 2.35%), due 8/15/37 (a)(b)	765,000	766,682
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Hudson Yards Mortgage Trust
Series 2019-30HY, Class A
3.228%, due 7/10/39 (a)	$ 665,000	$ 723,893
Manhattan West Mortgage Trust
Series 2020-1MW, Class A
2.13%, due 9/10/39 (a)	1,120,000	1,145,522
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C23, Class A3
3.451%, due 7/15/50	471,777	508,550
Morgan Stanley Capital I Trust
Series 2015-UBS8, Class A4
3.809%, due 12/15/48	780,000	856,449
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	1,315,000	1,361,631
Wells Fargo Commercial Mortgage Trust
Series 2018-1745, Class A
3.874%, due 6/15/36 (a)(j)	940,000	1,045,744
Series 2018-AUS, Class A
4.194%, due 8/17/36 (a)(j)	1,200,000	1,356,804
		16,174,089
Whole Loan (Collateralized Mortgage Obligations) 2.8%
Chase Home Lending Mortgage Trust
Series 2019-ATR2, Class A3
3.50%, due 7/25/49 (a)(i)	72,198	74,262
FHLMC STACR REMIC Trust
Series 2020-DNA6, Class M2
2.018% (SOFR 30A + 2.00%), due 12/25/50 (a)(b)	1,220,000	1,232,981
FHLMC STACR Trust
Series 2018-DNA2, Class M2
2.242% (1 Month LIBOR + 2.15%), due 12/25/30 (a)(b)	920,000	930,263
FHLMC Structured Agency Credit Risk Debt Notes
Series 2017-DNA1, Class M2
3.341% (1 Month LIBOR + 3.25%), due 7/25/29 (b)	1,440,977	1,492,808
Series 2017-HQA1, Class M2
3.642% (1 Month LIBOR + 3.55%), due 8/25/29 (b)	1,388,514	1,436,461
Series 2015-DNA3, Class M3
4.791% (1 Month LIBOR + 4.70%), due 4/25/28 (b)	1,174,647	1,215,536

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC Structured Agency Credit Risk Debt Notes (continued)
Series 2016-DNA1, Class M3
5.641% (1 Month LIBOR + 5.55%), due 7/25/28 (b)	$ 634,250	$ 664,472
Flagstar Mortgage Trust
Series 2021-2, Class A2
2.50%, due 4/25/51 (a)(i)	800,940	812,464
FNMA
Series 2017-C01, Class 1M2
3.642% (1 Month LIBOR + 3.55%), due 7/25/29 (b)	1,061,635	1,102,153
Series 2017-C02, Class 2M2
3.742% (1 Month LIBOR + 3.65%), due 9/25/29 (b)	479,283	496,687
GS Mortgage-Backed Securities Corp. Trust
Series 2021-PJ5, Class A8
2.50%, due 10/25/51 (a)(i)	571,447	584,483
J.P. Morgan Mortgage Trust
Series 2021-6, Class A4
2.50%, due 10/25/51 (a)(i)	818,908	838,572
Series 2021-7, Class A3
2.50%, due 11/25/51 (a)(i)	368,442	374,769
Series 2021-7, Class A4
2.50%, due 11/25/51 (a)(i)	899,920	921,574
Series 2019-3, Class A3
4.00%, due 9/25/49 (a)(i)	75,617	76,906
Mello Mortgage Capital Acceptance
Series 2021-MTG2, Class A1
2.50%, due 6/25/51 (a)(i)	1,005,604	1,020,177
New Residential Mortgage Loan Trust
Series 2019-5A, Class B7
4.459%, due 8/25/59 (a)(j)	1,343,243	1,097,229
Series 2019-2A, Class B6
4.963%, due 12/25/57 (a)(i)	475,895	348,019
NewRez Warehouse Securitization Trust
Series 2021-1, Class A
0.842% (1 Month LIBOR + 0.75%), due 5/25/55 (a)(b)	1,075,000	1,076,609
OBX Trust
Series 2021-J1, Class A1
2.50%, due 5/25/51 (a)(i)	394,990	400,283
Seasoned Loans Structured Transaction
Series 2019-1, Class A1
3.50%, due 5/25/29	509,567	543,161
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
Sequoia Mortgage Trust
Series 2021-4, Class A1
2.50%, due 6/25/51 (a)(i)	$ 2,562,970	$ 2,597,309
		19,337,178
Total Mortgage-Backed Securities (Cost $53,981,543)		54,790,226
Municipal Bond 0.2%
California 0.2%
Regents of the University of California Medical Center, Pooled, Revenue Bonds
Series N
3.006%, due 5/15/50	1,115,000	1,149,682
Total Municipal Bond (Cost $1,115,000)		1,149,682
U.S. Government & Federal Agencies 7.6%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.6%
FHLMC Gold Pools, 30 Year
3.50%, due 1/1/48	878,072	937,943
UMBS, 30 Year
2.00%, due 8/1/50	1,080,518	1,091,709
2.00%, due 8/1/50	858,464	867,355
2.00%, due 11/1/50	272,650	275,473
3.50%, due 7/1/50	672,387	708,299
		3,880,779
Federal National Mortgage Association (Mortgage Pass-Through Securities) 1.1%
FNMA, Other
3.50%, due 2/1/42	1,040,570	1,120,998
6.00%, due 4/1/37	6,907	7,758
UMBS, 20 Year
2.50%, due 5/1/41	496,075	516,258
UMBS, 30 Year
2.00%, due 10/1/50	171,626	174,202
2.00%, due 12/1/50	265,287	268,035
2.50%, due 8/1/50	87,256	90,493
2.50%, due 10/1/50	687,351	711,802
2.50%, due 11/1/50	508,927	533,855
2.50%, due 1/1/51	301,135	313,985
2.50%, due 1/1/51	501,870	519,949
3.00%, due 3/1/50	962,764	1,017,536
3.00%, due 6/1/51	425,000	444,435
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
4.00%, due 8/1/48	$ 1,295,124	$ 1,381,760
4.00%, due 2/1/49	213,808	229,703
		7,330,769
United States Treasury Bonds 1.2%
U.S. Treasury Bonds
1.875%, due 2/15/51	65,000	62,034
2.25%, due 5/15/41	385,000	400,581
2.375%, due 5/15/51	2,490,000	2,658,464
4.375%, due 11/15/39	2,382,000	3,313,678
4.375%, due 5/15/40	1,605,000	2,242,925
		8,677,682
United States Treasury Inflation - Indexed Notes 1.1%
U.S. Treasury Inflation Linked Notes
0.125%, due 1/15/30 (k)	2,550,000	2,905,268
0.125%, due 7/15/30 (k)	2,530,000	2,906,843
0.875%, due 1/15/29 (k)	1,435,000	1,755,985
		7,568,096
United States Treasury Notes 3.6%
U.S. Treasury Notes
0.125%, due 4/30/23	10,442,000	10,422,421
0.375%, due 4/15/24	4,040,000	4,035,266
0.75%, due 4/30/26	7,510,000	7,471,863
1.25%, due 4/30/28	1,004,000	1,007,138
1.625%, due 5/15/31	1,865,000	1,893,558
		24,830,246
Total U.S. Government & Federal Agencies (Cost $51,467,530)		52,287,572
Total Long-Term Bonds (Cost $331,944,014)		345,558,915

	Shares
Common Stocks 44.4%
Aerospace & Defense 1.1%
BAE Systems plc (United Kingdom)	384,563	2,776,863
Lockheed Martin Corp.	6,687	2,530,026
Raytheon Technologies Corp.	30,210	2,577,215
		7,884,104
	Shares	Value

Air Freight & Logistics 1.0%
Deutsche Post AG (Registered) (Germany)	53,245	$ 3,621,438
United Parcel Service, Inc., Class B	15,399	3,202,530
		6,823,968
Automobiles 0.3%
Toyota Motor Corp. (Japan)	20,800	1,817,976
Banks 1.9%
JPMorgan Chase & Co.	25,646	3,988,979
PNC Financial Services Group, Inc. (The)	11,889	2,267,946
Royal Bank of Canada (Canada)	35,978	3,645,109
Truist Financial Corp.	51,205	2,841,877
		12,743,911
Beverages 0.8%
Coca-Cola Co. (The)	42,410	2,294,805
Coca-Cola Europacific Partners plc (United Kingdom)	28,257	1,676,205
PepsiCo, Inc.	12,520	1,855,089
		5,826,099
Biotechnology 1.0%
AbbVie, Inc.	42,086	4,740,567
Amgen, Inc.	9,006	2,195,212
		6,935,779
Capital Markets 1.6%
BlackRock, Inc.	5,412	4,735,337
Lazard Ltd., Class A	61,156	2,767,309
Singapore Exchange Ltd. (Singapore)	188,900	1,570,538
T. Rowe Price Group, Inc.	9,338	1,848,644
		10,921,828
Chemicals 2.2%
BASF SE (Germany)	33,766	2,660,127
Dow, Inc.	41,273	2,611,755
Linde plc (United Kingdom)	9,417	2,722,455
LyondellBasell Industries NV, Class A	23,995	2,468,366
Nutrien Ltd. (Canada)	77,944	4,724,186
		15,186,889
Commercial Services & Supplies 0.0% ‡
Quad/Graphics, Inc. (l)	6	25
Communications Equipment 0.7%
Cisco Systems, Inc.	88,061	4,667,233

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Income Builder Portfolio

	Shares	Value
Common Stocks (continued)
Diversified Telecommunication Services 2.5%
AT&T, Inc.	60,118	$ 1,730,196
BCE, Inc. (Canada)	31,779	1,567,159
Deutsche Telekom AG (Registered) (Germany)	234,915	4,961,541
Orange SA (France)	165,794	1,890,215
Telenor ASA (Norway)	136,118	2,293,888
TELUS Corp. (Canada)	98,284	2,204,175
Verizon Communications, Inc.	48,084	2,694,147
		17,341,321
Electric Utilities 2.0%
American Electric Power Co., Inc.	21,133	1,787,641
Duke Energy Corp.	15,195	1,500,050
Entergy Corp.	19,789	1,972,963
Evergy, Inc.	34,022	2,055,949
Fortis, Inc. (Canada)	33,877	1,499,541
NextEra Energy, Inc.	41,236	3,021,774
Terna Rete Elettrica Nazionale SpA (Italy)	250,061	1,863,268
		13,701,186
Electrical Equipment 1.3%
Eaton Corp. plc	21,572	3,196,539
Emerson Electric Co.	58,145	5,595,875
		8,792,414
Equity Real Estate Investment Trusts 1.3%
American Tower Corp.	6,435	1,738,351
Iron Mountain, Inc.	92,154	3,899,957
Welltower, Inc.	21,092	1,752,745
WP Carey, Inc.	23,078	1,722,081
		9,113,134
Food Products 0.7%
Danone SA (France)	21,721	1,529,114
Nestle SA (Registered) (Switzerland)	16,159	2,012,256
Orkla ASA (Norway)	143,076	1,457,323
		4,998,693
Gas Utilities 0.4%
Snam SpA (Italy)	462,060	2,670,952
Health Care Equipment & Supplies 0.8%
Medtronic plc	44,880	5,570,954
Hotels, Restaurants & Leisure 1.7%
Las Vegas Sands Corp. (l)	61,520	3,241,489
McDonald's Corp.	8,369	1,933,155
	Shares	Value

Hotels, Restaurants & Leisure (continued)
Restaurant Brands International, Inc. (Canada)	66,680	$ 4,296,859
Vail Resorts, Inc.	7,630	2,415,048
		11,886,551
Household Durables 0.3%
Leggett & Platt, Inc.	43,351	2,246,015
Household Products 0.5%
Kimberly-Clark Corp.	15,577	2,083,891
Procter & Gamble Co. (The)	12,141	1,638,185
		3,722,076
Industrial Conglomerates 0.3%
Siemens AG (Registered) (Germany)	14,698	2,328,750
Insurance 2.8%
Allianz SE (Registered) (Germany)	16,153	4,027,964
Assicurazioni Generali SpA (Italy)	100,322	2,010,965
AXA SA (France)	96,041	2,435,337
Great-West Lifeco, Inc. (Canada)	50,913	1,512,275
MetLife, Inc.	74,875	4,481,269
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	12,836	3,515,125
Tokio Marine Holdings, Inc. (Japan)	33,000	1,517,296
		19,500,231
IT Services 0.5%
International Business Machines Corp.	23,652	3,467,147
Leisure Products 0.4%
Hasbro, Inc.	30,154	2,850,156
Media 0.3%
Omnicom Group, Inc.	22,103	1,768,019
Multiline Retail 0.4%
Target Corp.	10,555	2,551,566
Multi-Utilities 1.0%
Ameren Corp.	18,666	1,494,027
Dominion Energy, Inc.	27,659	2,034,872
National Grid plc (United Kingdom)	123,447	1,572,397
WEC Energy Group, Inc.	16,907	1,503,878
		6,605,174
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels 2.1%
Chevron Corp.	25,569	$ 2,678,097
Enterprise Products Partners LP	144,273	3,481,307
Magellan Midstream Partners LP	53,152	2,599,664
Phillips 66	20,008	1,717,087
TotalEnergies SE (France) (g)	83,800	3,791,304
		14,267,459
Personal Products 0.5%
Unilever plc (United Kingdom)	56,395	3,300,264
Pharmaceuticals 3.8%
AstraZeneca plc Sponsored ADR (United Kingdom) (g)	83,767	5,017,643
Bayer AG (Registered) (Germany)	23,015	1,397,523
GlaxoSmithKline plc (United Kingdom)	80,079	1,572,316
Johnson & Johnson	14,253	2,348,039
Merck & Co., Inc.	39,035	3,035,752
Novartis AG (Registered) (Switzerland)	24,099	2,196,193
Pfizer, Inc.	60,546	2,370,981
Roche Holding AG (Switzerland)	4,126	1,554,301
Sanofi (France)	29,281	3,067,855
Takeda Pharmaceutical Co. Ltd. (Japan)	96,100	3,217,030
		25,777,633
Semiconductors & Semiconductor Equipment 4.0%
Analog Devices, Inc.	35,256	6,069,673
Broadcom, Inc.	12,719	6,064,928
Intel Corp.	77,933	4,375,159
KLA Corp.	11,616	3,766,023
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	31,311	3,762,330
Texas Instruments, Inc.	19,073	3,667,738
		27,705,851
Software 1.0%
Microsoft Corp.	26,033	7,052,340
Specialty Retail 0.7%
Home Depot, Inc. (The)	10,056	3,206,758
Industria de Diseno Textil SA (Spain)	42,297	1,490,065
		4,696,823
Technology Hardware, Storage & Peripherals 1.5%
Apple, Inc.	47,806	6,547,510
	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Samsung Electronics Co. Ltd. (Registered) GDR (Republic of Korea) (a)	2,263	$ 4,036,060
		10,583,570
Textiles, Apparel & Luxury Goods 0.3%
Hanesbrands, Inc.	101,798	1,900,569
Tobacco 1.8%
Altria Group, Inc.	64,489	3,074,835
British American Tobacco plc (United Kingdom)	80,812	3,130,043
British American Tobacco plc Sponsored ADR (United Kingdom)	26,429	1,038,924
Philip Morris International, Inc.	48,198	4,776,904
		12,020,706
Trading Companies & Distributors 0.7%
MSC Industrial Direct Co., Inc., Class A	30,588	2,744,661
Watsco, Inc.	5,974	1,712,388
		4,457,049
Wireless Telecommunication Services 0.2%
Rogers Communications, Inc., Class B (Canada)	29,969	1,593,221
Total Common Stocks (Cost $258,072,253)		305,277,636
Short-Term Investments 4.1%
Affiliated Investment Company 3.6%
MainStay U.S. Government Liquidity Fund, 0.01% (m)	24,981,996	24,981,996
Unaffiliated Investment Company 0.5%
Wells Fargo Government Money Market Fund, 0.025% (m)(n)	3,555,166	3,555,166
Total Short-Term Investments (Cost $28,537,162)		28,537,162
Total Investments (Cost $618,553,429)	98.8%	679,373,713
Other Assets, Less Liabilities	1.2	8,304,868
Net Assets	100.0%	$ 687,678,581

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Income Builder Portfolio

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2021.
(c)	Delayed delivery security.
(d)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2021.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	Step coupon—Rate shown was the rate in effect as of June 30, 2021.
(g)	All or a portion of this security was held on loan. As of June 30, 2021, the aggregate market value of securities on loan was $5,555,667; the total market value of collateral held by the Portfolio was $5,804,060. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $2,248,894. The Portfolio received cash collateral with a value of $3,555,166. (See Note 2(L))
(h)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(i)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2021.
(j)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2021.
(k)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(l)	Non-income producing security.
(m)	Current yield as of June 30, 2021.
(n)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
Foreign Currency Forward Contracts
As of June 30, 2021, the Portfolio held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	9,875,000	USD	7,678,000	JPMorgan Chase Bank N.A.	8/3/21	$ (271,006)
EUR	18,712,000	USD	22,642,268	JPMorgan Chase Bank N.A.	8/2/21	(439,844)
EUR	500,000	USD	610,757	JPMorgan Chase Bank N.A.	8/2/21	(17,490)
GBP	13,801,000	USD	19,207,404	JPMorgan Chase Bank N.A.	8/2/21	(114,659)
JPY	2,168,758,000	USD	19,999,797	JPMorgan Chase Bank N.A.	8/2/21	(473,005)
Total Unrealized Depreciation						$ (1,316,004)

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
Futures Contracts
As of June 30, 2021, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
E-mini S&P500-Industrial Sector Index	195	September 2021	$ 20,239,064	$ 20,085,000	$ (154,064)
Euro STOXX 50 Index	472	September 2021	23,059,902	22,697,579	(362,323)
FTSE 100 Index	73	September 2021	7,156,566	7,048,972	(107,594)
S&P 500 E-Mini Index	213	September 2021	45,119,732	45,673,590	553,857
U.S. Treasury 2 Year Notes	166	September 2021	36,634,485	36,573,172	(61,313)
U.S. Treasury 5 Year Notes	52	September 2021	6,441,066	6,418,344	(22,722)
U.S. Treasury 10 Year Notes	124	September 2021	16,362,904	16,430,000	67,096
U.S. Treasury Long Bonds	60	September 2021	9,414,514	9,645,000	230,486
U.S. Treasury Ultra Bonds	146	September 2021	27,143,065	28,132,375	989,310
XAF Financial Index	119	September 2021	13,686,862	13,426,175	(260,687)
Yen Denominated Nikkei 225 Index	192	September 2021	25,131,960	24,856,565	(275,395)
Total Long Contracts					596,651
Short Contracts
U.S. Treasury 10 Year Ultra Bonds	(157)	September 2021	(22,801,485)	(23,110,891)	(309,406)
Net Unrealized Appreciation					$ 287,245

1.	As of June 30, 2021, cash in the amount of $8,934,930 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2021.

Abbreviation(s):
ADR—American Depositary Receipt
AUD—Australia Dollar
EUR—Euro
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FREMF—Freddie Mac Multifamily
FTSE—Financial Times Stock Exchange
GBP—British Pound Sterling
GDR—Global Depositary Receipt
GNMA—Government National Mortgage Association
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP Income Builder Portfolio

JPY—Japanese Yen
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
UMBS—Uniform Mortgage Backed Securities
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 28,162,285	$ —	$ 28,162,285
Corporate Bonds	—	197,975,594	—	197,975,594
Foreign Government Bonds	—	6,831,999	—	6,831,999
Loan Assignments	—	4,361,557	—	4,361,557
Mortgage-Backed Securities	—	54,790,226	—	54,790,226
Municipal Bond	—	1,149,682	—	1,149,682
U.S. Government & Federal Agencies	—	52,287,572	—	52,287,572
Total Long-Term Bonds	—	345,558,915	—	345,558,915
Common Stocks	305,277,636	—	—	305,277,636
Short-Term Investments
Affiliated Investment Company	24,981,996	—	—	24,981,996
Unaffiliated Investment Company	3,555,166	—	—	3,555,166
Total Short-Term Investments	28,537,162	—	—	28,537,162
Total Investments in Securities	333,814,798	345,558,915	—	679,373,713
Other Financial Instruments
Futures Contracts (b)	1,840,749	—	—	1,840,749
Total Investments in Securities and Other Financial Instruments	$ 335,655,547	$ 345,558,915	$ —	$ 681,214,462
Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$ —	$ (1,316,004)	$ —	$ (1,316,004)
Futures Contracts (b)	(1,553,504)	—	—	(1,553,504)
Total Other Financial Instruments	$ (1,553,504)	$ (1,316,004)	$ —	$ (2,869,508)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $593,571,433) including securities on loan of $5,555,667	$654,391,717
Investment in affiliated investment companies, at value (identified cost $24,981,996)	24,981,996
Cash denominated in foreign currencies (identified cost $3,609,597)	3,526,923
Cash collateral on deposit at broker for futures contracts	8,934,930
Receivables:
Investment securities sold	13,978,698
Dividends and interest	3,455,360
Variation margin on futures contracts	128,845
Portfolio shares sold	21,782
Securities lending	13,208
Other assets	31,315
Total assets	709,464,774
Liabilities
Cash collateral received for securities on loan	3,555,166
Due to custodian	1,269,067
Payables:
Investment securities purchased	15,063,180
Manager (See Note 3)	323,683
NYLIFE Distributors (See Note 3)	101,024
Shareholder communication	57,420
Professional fees	55,655
Custodian	39,021
Trustees	82
Accrued expenses	5,891
Unrealized depreciation on foreign currency forward contracts	1,316,004
Total liabilities	21,786,193
Net assets	$687,678,581
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 37,863
Additional paid-in-capital	580,236,348
580,274,211
Total distributable earnings (loss)	107,404,370
Net assets	$687,678,581
Initial Class
Net assets applicable to outstanding shares	$198,276,252
Shares of beneficial interest outstanding	10,847,414
Net asset value per share outstanding	$ 18.28
Service Class
Net assets applicable to outstanding shares	$489,402,329
Shares of beneficial interest outstanding	27,015,511
Net asset value per share outstanding	$ 18.12

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP Income Builder Portfolio

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $455,719)	$ 6,068,961
Interest (net of foreign tax withholding of $2,070)	5,347,885
Securities lending	41,178
Dividends-affiliated	922
Total income	11,458,946
Expenses
Manager (See Note 3)	1,911,626
Distribution/Service—Service Class (See Note 3)	596,339
Professional fees	63,471
Custodian	34,509
Shareholder communication	32,522
Trustees	6,918
Miscellaneous	18,933
Total expenses	2,664,318
Net investment income (loss)	8,794,628
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	22,633,698
Futures transactions	15,854,771
Foreign currency transactions	(47,392)
Foreign currency forward transactions	(64,540)
Net realized gain (loss)	38,376,537
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	4,151,235
Futures contracts	(2,202,275)
Foreign currency forward contracts	(2,197,655)
Translation of other assets and liabilities in foreign currencies	(569,103)
Net change in unrealized appreciation (depreciation)	(817,798)
Net realized and unrealized gain (loss)	37,558,739
Net increase (decrease) in net assets resulting from operations	$46,353,367
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 8,794,628	$ 14,317,119
Net realized gain (loss)	38,376,537	13,600,217
Net change in unrealized appreciation (depreciation)	(817,798)	19,536,923
Net increase (decrease) in net assets resulting from operations	46,353,367	47,454,259
Distributions to shareholders:
Initial Class	(3,568,860)	(11,330,042)
Service Class	(8,275,164)	(26,508,706)
Total distributions to shareholders	(11,844,024)	(37,838,748)
Capital share transactions:
Net proceeds from sales of shares	16,255,225	88,346,012
Net asset value of shares issued to shareholder in reinvestment of distributions	11,844,024	37,838,748
Cost of shares redeemed	(40,070,217)	(97,426,876)
Increase (decrease) in net assets derived from capital share transactions	(11,970,968)	28,757,884
Net increase (decrease) in net assets	22,538,375	38,373,395
Net Assets
Beginning of period	665,140,206	626,766,811
End of period	$687,678,581	$665,140,206
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP Income Builder Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 17.37	$ 17.14	$ 15.23	$ 17.29	$ 15.94	$ 15.31
Net investment income (loss) (a)	0.25	0.41	0.49	0.53	0.49	0.54
Net realized and unrealized gain (loss) on investments	0.99	0.79	2.22	(1.49)	1.62	0.72
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.08	0.00‡	0.11	(0.14)	0.14
Total from investment operations	1.24	1.28	2.71	(0.85)	1.97	1.40
Less distributions:
From net investment income	(0.33)	(0.42)	(0.68)	(0.46)	(0.54)	(0.68)
From net realized gain on investments	—	(0.63)	(0.12)	(0.75)	(0.08)	(0.09)
Total distributions	(0.33)	(1.05)	(0.80)	(1.21)	(0.62)	(0.77)
Net asset value at end of period	$ 18.28	$ 17.37	$ 17.14	$ 15.23	$ 17.29	$ 15.94
Total investment return (b)	7.19%	7.98%	18.07%	(5.21)%	12.53%	9.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.80%††	2.50%	3.00%	3.18%	2.91%	3.47%
Net expenses (c)	0.62%††	0.62%	0.63%	0.62%	0.62%	0.63%
Interest expense and fees	—%	—%	—%	0.00%(d)	0.01%	—%
Portfolio turnover rate	34%(e)	68%(e)	59%(e)	50%(e)	26%	28%
Net assets at end of period (in 000’s)	$ 198,276	$ 192,022	$ 193,252	$ 178,608	$ 207,056	$ 202,450

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Less than 0.01%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 34%, 67%, 52% and 39% for the six months ended June 30, 2021 and for the years ended December 31, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Service Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 17.22	$ 16.99	$ 15.11	$ 17.17	$ 15.83	$ 15.21
Net investment income (loss) (a)	0.22	0.37	0.45	0.48	0.44	0.50
Net realized and unrealized gain (loss) on investments	0.99	0.78	2.19	(1.48)	1.62	0.72
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.08	0.00‡	0.11	(0.14)	0.14
Total from investment operations	1.21	1.23	2.64	(0.89)	1.92	1.36
Less distributions:
From net investment income	(0.31)	(0.37)	(0.64)	(0.42)	(0.50)	(0.65)
From net realized gain on investments	—	(0.63)	(0.12)	(0.75)	(0.08)	(0.09)
Total distributions	(0.31)	(1.00)	(0.76)	(1.17)	(0.58)	(0.74)
Net asset value at end of period	$ 18.12	$ 17.22	$ 16.99	$ 15.11	$ 17.17	$ 15.83
Total investment return (b)	7.06%	7.71%	17.78%	(5.45)%	12.25%	9.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.55%††	2.25%	2.74%	2.93%	2.65%	3.20%
Net expenses (c)	0.87%††	0.87%	0.88%	0.87%	0.87%	0.88%
Interest expense and fees	—%	—%	—%	0.00%(d)	0.01%	—%
Portfolio turnover rate	34%(e)	68%(e)	59%(e)	50%(e)	26%	28%
Net assets at end of period (in 000’s)	$ 489,402	$ 473,118	$ 433,515	$ 360,874	$ 425,340	$ 361,357

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Less than 0.01%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 34%, 67%, 52% and 39% for the six months ended June 30, 2021 and for the years ended December 31, 2020, 2019 and 2018, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay VP Income Builder Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Income Builder Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Service Class	June 4, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification
Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure

33

Notes to Financial Statements (Unaudited) (continued)
purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date.

34	MainStay VP Income Builder Portfolio

Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains
35

Notes to Financial Statements (Unaudited) (continued)
realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain

36	MainStay VP Income Builder Portfolio

of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2021 are shown in the Portfolio of Investments.
(I) Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2021, the Portfolio did not hold any unfunded commitments.
(J) Foreign Currency Forward Contracts. The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio's assets. Moreover, there may be an imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of June 30, 2021, are shown in the Portfolio of Investments.
(K) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
37

Notes to Financial Statements (Unaudited) (continued)
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(L) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(M) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(N) Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. As of June 30, 2021, delayed delivery transactions are shown in the Portfolio of Investments.
(O) Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

38	MainStay VP Income Builder Portfolio

The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(P) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(Q) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors.
(R) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
39

Notes to Financial Statements (Unaudited) (continued)
(S) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio also entered into domestic and foreign equity index futures contracts to increase the equity sensitivity to the Portfolio.
The Portfolio entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of June 30, 2021:
Asset Derivatives	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$553,857	$1,286,892	$1,840,749
Total Fair Value	$553,857	$1,286,892	$1,840,749

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$ —	$(1,160,063)	$(393,441)	$(1,553,504)
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	(1,316,004)	—	—	(1,316,004)
Total Fair Value	$(1,316,004)	$(1,160,063)	$(393,441)	$(2,869,508)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2021:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$19,452,950	$(3,598,179)	$15,854,771
Forward Contracts	(64,540)	—	—	(64,540)
Total Net Realized Gain (Loss)	$(64,540)	$19,452,950	$(3,598,179)	$15,790,231

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$(3,364,521)	$1,162,246	$(2,202,275)
Forward Contracts	(2,197,655)	—	—	(2,197,655)
Total Net Change in Unrealized Appreciation (Depreciation)	$(2,197,655)	$(3,364,521)	$1,162,246	$(4,399,930)

Average Notional Amount	Total
Futures Contracts Long	$223,574,129
Futures Contracts Short	$ (18,052,880)
Forward Contracts Long	$ 71,760,816
Forward Contracts Short (a)	$ (57,509,144)

(a)	Positions were open two months during the reporting period.
40	MainStay VP Income Builder Portfolio

Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, MacKay Shields LLC ("MacKay Shields" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser, also serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio. Asset allocation decisions for the Portfolio are made by a committee chaired by New York Life Investments in collaboration with MacKay. New York Life Investments pays for the services of the Subadvisors.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.57% up to $1 billion; and 0.55% in excess of $1 billion. During the six-month period ended June 30, 2021, the effective management fee rate was 0.57%.
During the six-month period ended June 30, 2021, New York Life Investments earned fees from the Portfolio in the amount of $1,911,626 and paid MacKay Shields and Epoch $533,784 and $422,592, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
(C) Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 25,926	$ 119,507	$ (120,451)	$ —	$ —	$ 24,982	$ 1	$ —	24,982

41

Notes to Financial Statements (Unaudited) (continued)
Note 4-Federal Income Tax
As of June 30, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$620,503,287	$64,473,794	$(5,603,368)	$58,870,426
During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$19,117,766
Long-Term Capital Gains	18,720,982
Total	$37,838,748
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $9,533 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the
Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2021, purchases and sales of U.S. government securities were $71,008 and $55,806, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $149,867 and $167,293 respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	92,002	$ 1,640,554
Shares issued to shareholders in reinvestment of distributions	199,939	3,568,860
Shares redeemed	(499,605)	(8,932,479)
Net increase (decrease)	(207,664)	$ (3,723,065)
Year ended December 31, 2020:
Shares sold	471,005	$ 7,739,984
Shares issued to shareholders in reinvestment of distributions	698,843	11,330,042
Shares redeemed	(1,392,697)	(22,876,387)
Net increase (decrease)	(222,849)	$ (3,806,361)

42	MainStay VP Income Builder Portfolio

Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	835,453	$ 14,614,671
Shares issued to shareholders in reinvestment of distributions	467,894	8,275,164
Shares redeemed	(1,766,653)	(31,137,738)
Net increase (decrease)	(463,306)	$ (8,247,903)
Year ended December 31, 2020:
Shares sold	4,941,562	$ 80,606,028
Shares issued to shareholders in reinvestment of distributions	1,648,141	26,508,706
Shares redeemed	(4,620,404)	(74,550,489)
Net increase (decrease)	1,969,299	$ 32,564,245
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
43

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisors, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
44	MainStay VP Income Builder Portfolio

Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
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Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
nylinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2021 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781626	MSVPIB10-08/21
(NYLIAC) NI522

MainStay VP MacKay Strategic Bond Portfolio
(formerly known as MainStay VP MacKay Unconstrained Bond Portfolio)

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the U.S. Federal Reserve. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	4/29/2011	1.64%	8.09%	4.49%	4.20%	0.68%
Service Class Shares	4/29/2011	1.52	7.82	4.23	3.94	0.93

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Bloomberg Barclays U.S. Aggregate Bond Index[1]	-1.60%	-0.33%	3.03%	3.39%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index[2]	0.11	0.25	1.46	0.90
Morningstar Nontraditional Bond Category Average[3]	1.81	7.94	3.53	2.43

1.	The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio's primary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Portfolio has selected the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index as a secondary benchmark. The ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index is unmanaged and tracks the performance of a synthetic asset paying London Interbank Offered Rate to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Portfolio has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Strategic Bond Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]
Initial Class Shares	$1,000.00	$1,016.40	$3.15	$1,021.67	$3.16	0.63%
Service Class Shares	$1,000.00	$1,015.20	$4.40	$1,020.43	$4.41	0.88%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.
6	MainStay VP MacKay Strategic Bond Portfolio

Portfolio Composition as of June 30, 2021 (Unaudited)
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Issuers Held as of June 30, 2021 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Inflation Linked Notes, 0.125%-0.875%, due 7/15/28–1/15/30
2.	FNMA, (zero coupon)-4.442%, due 4/25/29–3/25/60
3.	Bank of America Corp., 2.087%-8.57%, due 12/20/23–6/14/29
4.	FHLMC Structured Agency Credit Risk Debt Notes, 2.591%-3.992%, due 3/25/29–3/25/30
5.	GNMA, 1.00%-2.50%, due 7/20/50–6/20/51
6.	Morgan Stanley, 3.794%-5.00%, due 7/15/21–11/24/25
7.	JPMorgan Chase & Co., 2.956%-4.60%, due 2/1/25–5/13/31
8.	Marathon Petroleum Corp., 4.50%-5.125%, due 5/1/23–12/15/26
9.	CF Hippolyta LLC, 1.69%-1.99%, due 7/15/60–3/15/61
10.	Federative Republic of Brazil, 4.625%, due 1/13/28

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Joseph Cantwell1, Shu-Yang Tan, CFA, Matt Jacob, Stephen R. Cianci, CFA, and Neil Moriarty III, of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay Strategic Bond Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP MacKay Strategic Bond Portfolio returned 1.64% for Initial Class shares and 1.52% for Service Class shares. Over the same period, both share classes outperformed the −1.60% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which is the Portfolio’s primary benchmark, and the 0.11% return of the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index, which is the Portfolio’s secondary benchmark. For the six months ended June 30, 2021, both share classes underperformed the 1.81% return of the Morningstar Nontraditional Bond Category Average.2
Were there any changes to the Fund during the reporting period?
At a meeting held on December 9-10, 2020, the Board of Trustees of MainStay VP Funds Trust considered and approved, changing the Portfolio's name, among other related proposals. For more information on this change refer to the supplement dated December 11, 2020.
What factors affected the Portfolio’s relative performance during the reporting period?
During the reporting period, the Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index largely due to its overweight exposure to corporate bonds, both investment grade and high yield. The Portfolio’s overall short duration3 position relative to the benchmark also made a positive contribution to performance. (Contributions take weightings and total returns into account.)
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
During the reporting period, the Portfolio used Treasury futures to hedge its duration. This position had a positive impact on returns as interest rates rose.
What was the Portfolio’s duration strategy during the reporting period?
Though we extended the Portfolio’s duration during the reporting period, it remained below that of the Bloomberg Barclays U.S. Aggregate Bond Index, contributing to benchmark-relative performance.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
The Portfolio’s overweight exposure to corporate bonds, both investment grade and high yield, made a positive contribution to absolute performance during the reporting period, aided by select and timely purchases as a robust corporate new issue calendar during the second quarter provided opportunities to add exposure at healthy concessions across the ratings spectrum.
Did the Portfolio make any significant purchases or sales during the reporting period?
A robust primary calendar for corporate credit offered several opportunities to introduce new names into the Portfolio in the midstream, financials and consumer non-cyclical industries. Meanwhile, we trimmed the Portfolio’s holdings of higher quality credits with limited total return potential as spreads narrowed.
Within emerging markets, we continued to reduce the Portfolio’s exposure to Chinese technology companies, as well as an oil major rumored to be delisted from U.S. stock exchanges. Through the primary market, we added a new issue from a Mexican petrochemical company at favorable terms, as well as a new Brazilian credit in the consumer non-cyclical sector from a company with a strong global presence and solid fundamentals.
Within commercial mortgage-backed securities (CMBS), the Portfolio took advantage of rich valuations by selling AAA-rated4 conduit bonds at levels tighter than pre-pandemic. We also continued to add more opportunistic single-asset deals, such as securitizations5 backed by Las Vegas properties. The Portfolio was active in the CMBS primary market, purchasing issues backed by

1.	Effective July 20, 2021, Joseph Cantwell is no longer a portfolio manager.
2.	See page 5 for more information on benchmark and peer group returns.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	A securitization is a financial instrument created by an issuer by combining a pool of financial assets (such as mortgages). The financial instrument is then marketed to investors, sometimes in tiers.
8	MainStay VP MacKay Strategic Bond Portfolio

multifamily housing, an office building in Seattle and industrial properties spread throughout the country. In the secondary market, the Portfolio purchased seasoned subordinate bonds at attractive yields with sufficient credit enhancement to withstand stresses in the market.
Among non-agency residential mortgage-back securities (RMBS), given strong underlying housing fundamentals, the Portfolio participated in a credit-risk transfer deal brought by the Federal Home Loan Mortgage Corporation (known as Freddie Mac) with underlying collateral characteristics generally considered the strongest ever for the program given the high FICO scores of the borrowers.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, the Portfolio maintained its risk-positive positioning, keeping broader exposures fairly consistent. Changes included modestly increased exposure to CMBS and agency commercial mortgage obligations while trimming a small amount in investment-grade credit and bank loans. The most significant activity during the reporting period involved taking advantage of opportunities within sectors in the new-issue markets and rotating out of rich secondary positions in favor of more attractively valued new issues.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2021, the Portfolio held overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in high-yield and investment-grade corporate bonds, as well as securitized assets. As of the same date, the Portfolio held relatively underweight exposure to Treasury securities and agency mortgages.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2021† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 90.0%
Asset-Backed Securities 9.1%
Automobile Asset-Backed Securities 2.3%
American Credit Acceptance Receivables Trust
Series 2020-2, Class C
3.88%, due 4/13/26 (a)	$ 3,615,000	$ 3,791,011
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2021-1A, Class A
1.38%, due 8/20/27	2,550,000	2,545,975
Series 2020-2A, Class A
2.02%, due 2/20/27	2,280,000	2,347,759
Drive Auto Receivables Trust
Series 2021-1, Class D
1.45%, due 1/16/29	3,075,000	3,093,121
Flagship Credit Auto Trust
Series 2019-2, Class E
4.52%, due 12/15/26 (a)	1,258,000	1,327,098
Ford Credit Floorplan Master Owner Trust
Series 2019-4, Class A
2.44%, due 9/15/26	1,770,000	1,862,815
Series 2018-4, Class A
4.06%, due 11/15/30	2,295,000	2,638,458
GLS Auto Receivables Trust
Series 2021-2A, Class D
1.42%, due 4/15/27 (a)	1,350,000	1,344,812
Hertz Vehicle Financing III LP (a)
Series 2021-2A, Class B
2.12%, due 12/27/27	1,570,000	1,567,429
Series 2021-2A, Class C
2.52%, due 12/27/27	1,255,000	1,253,207
Hertz Vehicle Financing LLC
Series 2021-1A, Class C
2.05%, due 12/26/25 (a)	1,180,000	1,179,215
		22,950,900
Home Equity Asset-Backed Securities 0.5%
Bayview Financial Acquisition Trust
Series 2006-D, Class 2A4
0.515% (1 Month LIBOR + 0.42%), due 12/28/36 (b)	167,922	167,782
Carrington Mortgage Loan Trust
Series 2007-HE1, Class A3
0.281% (1 Month LIBOR + 0.19%), due 6/25/37 (b)	3,446,847	3,399,600
First NLC Trust
Series 2007-1, Class A1
0.161% (1 Month LIBOR + 0.07%), due 8/25/37 (a)(b)	62,808	40,154
	Principal Amount	Value

Home Equity Asset-Backed Securities (continued)
JP Morgan Mortgage Acquisition Trust
Series 2007-HE1, Class AF1
0.191% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	$ 22,006	$ 14,106
MASTR Asset-Backed Securities Trust
Series 2006-HE4, Class A1
0.191% (1 Month LIBOR + 0.10%), due 11/25/36 (b)	17,070	7,631
Morgan Stanley ABS Capital I, Inc. Trust (b)
Series 2007-HE4, Class A2A
0.201% (1 Month LIBOR + 0.11%), due 2/25/37	17,868	7,732
Series 2007-HE7, Class M1
2.091% (1 Month LIBOR + 2.00%), due 7/25/37	930,000	961,438
		4,598,443
Other Asset-Backed Securities 6.3%
American Airlines Pass-Through Trust
Series 2016-2, Class A
3.65%, due 6/15/28	1,576,361	1,524,592
Series 2019-1, Class B
3.85%, due 2/15/28	1,491,003	1,421,526
Series 2015-2, Class A
4.00%, due 9/22/27	381,586	375,001
Series 2013-2, Class A
4.95%, due 1/15/23	4,123,127	4,183,583
CF Hippolyta LLC (a)
Series 2020-1, Class A1
1.69%, due 7/15/60	2,285,737	2,322,622
Series 2021-1A, Class B1
1.98%, due 3/15/61	5,685,000	5,733,264
Series 2020-1, Class A2
1.99%, due 7/15/60	1,309,697	1,329,426
Continental Airlines Pass-Through Trust
Series 2007-1, Class A
5.983%, due 4/19/22	299,669	306,436
Crown Castle Towers LLC (a)
3.72%, due 7/15/23	1,550,000	1,600,834
4.241%, due 7/15/28	3,755,000	4,238,280
DB Master Finance LLC
Series 2019-1A, Class A23
4.352%, due 5/20/49 (a)	1,915,875	2,116,122
Domino's Pizza Master Issuer LLC
Series 2015-1A, Class A2II
4.474%, due 10/25/45 (a)	3,127,625	3,279,503

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
FirstKey Homes 2020-SFR1 Trust (a)(c)
Series 2021-SFR1, Class B
1.788%, due 8/17/28	$ 2,285,000	$ 2,285,526
Series 2021-SFR1, Class C
1.888%, due 8/17/28	3,800,000	3,800,836
Hilton Grand Vacations Trust (a)
Series 2019-AA, Class A
2.34%, due 7/25/33	1,526,844	1,570,002
Series 2020-AA, Class A
2.74%, due 2/25/39	1,364,142	1,415,306
Series 2020-AA, Class B
4.22%, due 2/25/39	1,425,169	1,514,480
MVW LLC
Series 2019-2A, Class A
2.22%, due 10/20/38 (a)	1,861,632	1,894,921
Navient Private Education Refi Loan Trust (a)
Series 2020-GA, Class B
2.50%, due 9/16/69	1,590,000	1,604,266
Series 2020-HA, Class B
2.78%, due 1/15/69	1,100,000	1,133,113
PFS Financing Corp. (a)
Series 2020-B, Class B
1.71%, due 6/15/24	910,000	919,026
Series 2020-A, Class B
1.77%, due 6/15/25	2,150,000	2,182,572
Progress Residential
Series 2021-SFR4, Class B
1.808%, due 5/17/38 (a)	2,085,000	2,085,834
Progress Residential Trust
Series 2021-SFR2, Class B
1.796%, due 4/19/38 (a)	3,000,000	2,994,598
Sierra Timeshare Receivables Funding LLC (a)
Series 2021-1A, Class C
1.79%, due 11/20/37	822,043	824,854
Series 2020-2A, Class C
3.51%, due 7/20/37	2,047,707	2,114,410
U.S. Airways Pass-Through Trust
Series 2012-1, Class A
5.90%, due 10/1/24	914,230	955,264
Series 2010-1, Class A
6.25%, due 4/22/23	584,773	594,614
United Airlines Pass-Through Trust
Series 2014-2, Class B
4.625%, due 9/3/22	857,312	876,581
Series 2020-1, Class A
5.875%, due 10/15/27	2,122,180	2,354,732
	Principal Amount	Value

Other Asset-Backed Securities (continued)
United Airlines Pass-Through Trust (continued)
Series 2007-1
6.636%, due 7/2/22	$ 1,288,140	$ 1,333,224
Wendy's Funding LLC
Series 2019-1A, Class A2I
3.783%, due 6/15/49 (a)	1,932,525	2,062,024
		62,947,372
Total Asset-Backed Securities (Cost $87,758,848)		90,496,715
Corporate Bonds 51.1%
Advertising 0.1%
Clear Channel International BV
6.625%, due 8/1/25 (a)	1,389,000	1,459,603
Aerospace & Defense 0.5%
BAE Systems plc
3.00%, due 9/15/50 (a)	775,000	758,193
L3Harris Technologies, Inc.
4.40%, due 6/15/28	3,270,000	3,795,994
		4,554,187
Agriculture 0.2%
BAT Capital Corp.
3.734%, due 9/25/40	1,900,000	1,856,513
Airlines 1.0%
American Airlines, Inc. (a)
5.50%, due 4/20/26	1,640,000	1,736,350
5.75%, due 4/20/29	1,000,000	1,081,250
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	1,185,000	1,273,425
4.75%, due 10/20/28	955,000	1,061,729
7.00%, due 5/1/25	2,555,000	2,981,655
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	2,050,000	2,257,050
		10,391,459
Auto Manufacturers 1.9%
Ford Motor Co.
8.50%, due 4/21/23	2,335,000	2,605,743
9.00%, due 4/22/25	2,400,000	2,958,888
Ford Motor Credit Co. LLC
1.391% (3 Month LIBOR + 1.235%), due 2/15/23 (b)	1,230,000	1,225,387
4.063%, due 11/1/24	2,485,000	2,643,170
4.25%, due 9/20/22	900,000	929,313
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Auto Manufacturers (continued)
General Motors Co.
6.125%, due 10/1/25	$ 745,000	$ 881,933
General Motors Financial Co., Inc.
2.35%, due 1/8/31	908,000	895,924
2.70%, due 6/10/31	2,255,000	2,263,106
3.45%, due 4/10/22	4,000,000	4,073,649
		18,477,113
Banks 12.5%
Bank of America Corp.
2.087%, due 6/14/29 (d)	1,895,000	1,910,334
3.004%, due 12/20/23 (d)	6,566,000	6,804,662
3.705%, due 4/24/28 (d)	1,695,000	1,874,300
Series MM
4.30%, due 1/28/25 (d)(e)	4,056,000	4,193,904
Series DD
6.30%, due 3/10/26 (d)(e)	1,810,000	2,088,577
8.57%, due 11/15/24	455,000	565,846
Barclays plc
2.852%, due 5/7/26 (d)	3,010,000	3,179,983
5.20%, due 5/12/26	1,725,000	1,970,192
BNP Paribas SA (a)
3.052%, due 1/13/31 (d)	2,900,000	3,057,500
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (b)(e)	1,650,000	1,717,683
Citigroup, Inc.
5.50%, due 9/13/25	2,710,000	3,156,581
Series M
6.30%, due 5/15/24 (d)(e)	3,975,000	4,275,907
Citizens Financial Group, Inc.
2.638%, due 9/30/32	2,550,000	2,550,050
Series G
4.00% (5 Year Treasury Constant Maturity Rate + 3.215%), due 10/6/26 (b)(e)	1,620,000	1,632,150
Credit Suisse Group AG
3.091%, due 5/14/32 (a)(d)	2,195,000	2,261,402
Deutsche Bank AG
3.035%, due 5/28/32 (d)	1,125,000	1,143,954
Freedom Mortgage Corp.
7.625%, due 5/1/26 (a)	2,920,000	3,039,720
Goldman Sachs Group, Inc. (The)
1.326% (3 Month LIBOR + 1.17%), due 5/15/26 (b)	3,075,000	3,156,241
3.21%, due 4/22/42 (d)	1,990,000	2,081,989
6.75%, due 10/1/37	1,828,000	2,661,883
	Principal Amount	Value

Banks (continued)
Huntington National Bank (The)
3.55%, due 10/6/23	$ 1,445,000	$ 1,540,927
Intesa Sanpaolo SpA
4.198%, due 6/1/32 (a)	3,460,000	3,545,670
JPMorgan Chase & Co. (d)
2.956%, due 5/13/31	1,245,000	1,307,881
3.54%, due 5/1/28	4,175,000	4,590,265
Series HH
4.60%, due 2/1/25 (e)	5,182,000	5,370,107
Lloyds Banking Group plc
2.907%, due 11/7/23 (d)	1,160,000	1,196,089
4.582%, due 12/10/25	2,500,000	2,809,090
Morgan Stanley
Series H
3.794% (3 Month LIBOR + 3.61%), due 7/15/21 (b)(e)	2,125,000	2,132,969
Series F
3.875%, due 4/29/24	6,015,000	6,542,055
5.00%, due 11/24/25	3,840,000	4,427,044
Natwest Group plc (b)
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28	2,685,000	2,833,379
4.60% (5 Year Treasury Constant Maturity Rate + 3.10%), due 6/28/31 (e)	2,740,000	2,752,878
Popular, Inc.
6.125%, due 9/14/23	1,953,000	2,107,287
Santander Holdings USA, Inc.
3.40%, due 1/18/23	5,055,000	5,262,919
Societe Generale SA (a)(b)(e)
4.75% (5 Year Treasury Constant Maturity Rate + 3.931%), due 5/26/26	1,070,000	1,108,788
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30	3,850,000	4,076,187
Standard Chartered plc (a)(b)
2.678% (1 Year Treasury Constant Maturity Rate + 1.20%), due 6/29/32	2,435,000	2,443,062
4.75% (5 Year Treasury Constant Maturity Rate + 3.805%), due 1/14/31 (e)	1,390,000	1,430,268

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
SVB Financial Group
Series C
4.00% (5 Year Treasury Constant Maturity Rate + 3.202%), due 5/15/26 (b)(e)	$ 2,070,000	$ 2,106,846
Texas Capital Bancshares, Inc.
4.00% (5 Year Treasury Constant Maturity Rate + 3.15%), due 5/6/31 (b)	1,615,000	1,677,904
Truist Bank
2.636% (5 Year Treasury Constant Maturity Rate + 1.15%), due 9/17/29 (b)	2,700,000	2,827,143
UBS Group AG
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (a)(b)(e)	2,715,000	2,773,916
Wells Fargo & Co.
3.00%, due 10/23/26	1,640,000	1,768,585
Series U
5.875%, due 6/15/25 (d)(e)	595,000	666,346
Series S
5.90%, due 6/15/24 (d)(e)	3,270,000	3,523,425
		124,143,888
Beverages 0.5%
Anheuser-Busch InBev Worldwide, Inc.
4.75%, due 1/23/29	1,833,000	2,183,588
Constellation Brands, Inc.
4.25%, due 5/1/23	2,985,000	3,184,045
		5,367,633
Biotechnology 0.5%
Biogen, Inc.
3.15%, due 5/1/50	1,125,000	1,104,854
3.625%, due 9/15/22	3,560,000	3,698,612
		4,803,466
Building Materials 0.3%
Builders FirstSource, Inc. (a)
5.00%, due 3/1/30	2,200,000	2,313,190
6.75%, due 6/1/27	755,000	808,794
		3,121,984
Chemicals 0.7%
Alpek SAB de CV
3.25%, due 2/25/31 (a)	1,250,000	1,265,013
	Principal Amount	Value

Chemicals (continued)
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (a)	$ 1,015,000	$ 1,069,506
International Flavors & Fragrances, Inc.
2.30%, due 11/1/30 (a)	2,035,000	2,023,514
Orbia Advance Corp. SAB de CV
4.00%, due 10/4/27 (a)	2,200,000	2,411,750
		6,769,783
Commercial Services 1.7%
Allied Universal Holdco LLC
6.625%, due 7/15/26 (a)	1,320,000	1,399,504
Ashtead Capital, Inc.
4.25%, due 11/1/29 (a)	2,250,000	2,430,000
California Institute of Technology
3.65%, due 9/1/19	1,614,000	1,798,798
IHS Markit Ltd.
4.125%, due 8/1/23	2,175,000	2,321,595
4.75%, due 2/15/25 (a)	3,105,000	3,476,047
Sodexo, Inc.
2.718%, due 4/16/31 (a)	2,705,000	2,759,878
Trustees of the University of Pennsylvania (The)
3.61%, due 2/15/19	2,515,000	2,843,442
		17,029,264
Computers 1.2%
Dell International LLC
4.90%, due 10/1/26	3,695,000	4,264,340
6.02%, due 6/15/26	625,000	750,329
8.10%, due 7/15/36	1,240,000	1,889,916
NCR Corp. (a)
5.00%, due 10/1/28	2,230,000	2,305,976
6.125%, due 9/1/29	893,000	973,370
8.125%, due 4/15/25	1,484,000	1,622,754
		11,806,685
Distribution & Wholesale 0.3%
Performance Food Group, Inc.
5.50%, due 10/15/27 (a)	2,955,000	3,105,557
Diversified Financial Services 3.7%
AerCap Ireland Capital DAC
3.30%, due 1/23/23	1,400,000	1,452,015
4.45%, due 12/16/21	2,200,000	2,233,405
Air Lease Corp.
2.30%, due 2/1/25	3,640,000	3,762,966
2.625%, due 7/1/22	2,155,000	2,195,812
2.75%, due 1/15/23	1,040,000	1,072,992
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(b)(e)	$ 1,305,000	$ 1,318,050
Ally Financial, Inc.
5.75%, due 11/20/25	3,570,000	4,098,923
8.00%, due 11/1/31	3,450,000	4,957,817
Avolon Holdings Funding Ltd.
3.25%, due 2/15/27 (a)	2,340,000	2,412,569
Banco BTG Pactual SA
2.75%, due 1/11/26 (a)	3,885,000	3,785,932
Capital One Financial Corp.
Series E
3.935% (3 Month LIBOR + 3.80%), due 9/1/21 (b)(e)	2,365,000	2,373,467
Discover Financial Services
3.85%, due 11/21/22	300,000	314,356
Home Point Capital, Inc.
5.00%, due 2/1/26 (a)	1,034,000	964,205
Intercontinental Exchange, Inc.
3.00%, due 9/15/60	2,130,000	2,053,582
OneMain Finance Corp.
3.50%, due 1/15/27	2,715,000	2,735,363
6.125%, due 3/15/24	880,000	947,100
		36,678,554
Electric 1.4%
AEP Transmission Co. LLC
3.10%, due 12/1/26	3,360,000	3,647,871
Appalachian Power Co.
Series X
3.30%, due 6/1/27	1,400,000	1,516,338
Duke Energy Corp.
4.875% (5 Year Treasury Constant Maturity Rate + 3.388%), due 9/16/24 (b)(e)	2,625,000	2,789,062
FirstEnergy Transmission LLC
4.35%, due 1/15/25 (a)	1,675,000	1,837,677
Pacific Gas and Electric Co.
3.50%, due 8/1/50	1,605,000	1,430,474
Puget Energy, Inc.
5.625%, due 7/15/22	585,000	608,437
WEC Energy Group, Inc.
2.268% (3 Month LIBOR + 2.112%), due 5/15/67 (b)	1,860,340	1,708,182
		13,538,041
	Principal Amount	Value

Electronics 0.1%
FLIR Systems, Inc.
2.50%, due 8/1/30	$ 1,335,000	$ 1,345,099
Environmental Control 0.3%
Republic Services, Inc.
4.75%, due 5/15/23	1,999,000	2,138,597
Stericycle, Inc.
3.875%, due 1/15/29 (a)	310,000	309,389
Waste Management, Inc.
2.40%, due 5/15/23	505,000	522,285
		2,970,271
Food 1.1%
JBS USA Food Co.
7.00%, due 1/15/26 (a)	885,000	938,100
Kraft Heinz Foods Co.
4.25%, due 3/1/31	2,364,000	2,685,477
5.00%, due 7/15/35	997,000	1,222,940
Smithfield Foods, Inc. (a)
3.00%, due 10/15/30	2,005,000	2,021,494
3.35%, due 2/1/22	1,805,000	1,830,372
Sysco Corp.
3.30%, due 7/15/26	1,735,000	1,885,707
		10,584,090
Gas 0.1%
National Fuel Gas Co.
2.95%, due 3/1/31	960,000	965,569
Healthcare-Products 0.7%
Baxter International, Inc.
2.60%, due 8/15/26	6,085,000	6,476,724
Healthcare-Services 0.4%
Health Care Service Corp. A Mutual Legal Reserve Co.
3.20%, due 6/1/50 (a)	1,845,000	1,900,124
NYU Langone Hospitals
Series 2020
3.38%, due 7/1/55	1,805,000	1,911,916
		3,812,040
Home Builders 0.7%
DR Horton, Inc.
4.375%, due 9/15/22	3,350,000	3,472,188
Lennar Corp.
4.75%, due 11/29/27	868,000	1,003,293

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Home Builders (continued)
Toll Brothers Finance Corp.
3.80%, due 11/1/29 (f)	$ 1,251,000	$ 1,341,698
4.35%, due 2/15/28	764,000	838,490
		6,655,669
Home Furnishings 0.4%
Panasonic Corp.
2.536%, due 7/19/22 (a)	3,500,000	3,569,203
Household Products & Wares 0.2%
Kronos Acquisition Holdings, Inc.
5.00%, due 12/31/26 (a)	2,465,000	2,501,975
Housewares 0.2%
Scotts Miracle-Gro Co. (The)
5.25%, due 12/15/26	1,960,000	2,038,400
Insurance 2.2%
Athene Global Funding
2.50%, due 3/24/28 (a)	2,985,000	3,059,514
Empower Finance 2020 LP
3.075%, due 9/17/51 (a)	2,270,000	2,297,115
Lincoln National Corp.
2.513% (3 Month LIBOR + 2.357%), due 5/17/66 (b)	6,418,000	5,663,885
MassMutual Global Funding II
2.95%, due 1/11/25 (a)	2,995,000	3,206,328
NMI Holdings, Inc.
7.375%, due 6/1/25 (a)	870,000	996,985
Protective Life Corp.
8.45%, due 10/15/39	1,564,000	2,511,293
Reliance Standard Life Global Funding II
2.50%, due 10/30/24 (a)	3,100,000	3,232,812
Willis North America, Inc.
3.875%, due 9/15/49	840,000	943,613
		21,911,545
Internet 1.1%
Cablevision Lightpath LLC
3.875%, due 9/15/27 (a)	2,140,000	2,115,047
Expedia Group, Inc.
3.25%, due 2/15/30	2,315,000	2,418,126
3.60%, due 12/15/23	1,215,000	1,291,258
3.80%, due 2/15/28	2,245,000	2,441,642
5.00%, due 2/15/26	315,000	359,344
	Principal Amount	Value

Internet (continued)
Expedia Group, Inc. (continued)
6.25%, due 5/1/25 (a)	$ 231,000	$ 268,712
Match Group Holdings II LLC (a)
4.125%, due 8/1/30	148,000	150,590
5.00%, due 12/15/27	1,775,000	1,865,969
		10,910,688
Iron & Steel 0.3%
Vale Overseas Ltd.
6.25%, due 8/10/26	2,780,000	3,344,340
Lodging 0.8%
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	2,120,000	2,263,100
5.375%, due 5/1/25 (a)	1,135,000	1,194,588
Marriott International, Inc.
3.75%, due 10/1/25	1,860,000	2,003,833
MGM Resorts International
6.00%, due 3/15/23	2,300,000	2,460,310
		7,921,831
Machinery-Diversified 0.2%
Clark Equipment Co.
5.875%, due 6/1/25 (a)	1,535,000	1,623,263
Media 1.0%
Charter Communications Operating LLC
4.464%, due 7/23/22	2,770,000	2,867,750
Grupo Televisa SAB
5.25%, due 5/24/49	1,735,000	2,193,955
Sirius XM Radio, Inc.
5.375%, due 7/15/26 (a)	3,000,000	3,097,500
Sky Ltd.
3.75%, due 9/16/24 (a)	1,105,000	1,207,727
Time Warner Entertainment Co. LP
8.375%, due 3/15/23	740,000	836,195
		10,203,127
Mining 0.6%
Glencore Funding LLC
1.625%, due 9/1/25 (a)	3,165,000	3,200,984
Industrias Penoles SAB de CV
4.75%, due 8/6/50 (a)	2,672,000	2,875,740
		6,076,724
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing 0.3%
Textron Financial Corp.
1.891% (3 Month LIBOR + 1.735%), due 2/15/42 (a)(b)	$ 3,720,000	$ 3,162,000
Oil & Gas 2.0%
BP Capital Markets plc
4.875% (5 Year Treasury Constant Maturity Rate + 4.398%), due 3/22/30 (b)(e)	525,000	576,450
Gazprom PJSC Via Gaz Capital SA
7.288%, due 8/16/37 (a)	2,500,000	3,481,025
Marathon Petroleum Corp.
4.50%, due 5/1/23	1,615,000	1,722,324
4.70%, due 5/1/25	1,755,000	1,979,254
5.125%, due 12/15/26	5,755,000	6,766,895
Petrobras Global Finance BV
5.50%, due 6/10/51	1,215,000	1,215,425
5.60%, due 1/3/31	1,370,000	1,534,400
Valero Energy Corp.
4.00%, due 4/1/29	2,250,000	2,512,583
		19,788,356
Packaging & Containers 1.3%
Ball Corp.
5.00%, due 3/15/22	4,240,000	4,346,000
Berry Global, Inc.
4.875%, due 7/15/26 (a)	166,000	175,655
Graham Packaging Co., Inc.
7.125%, due 8/15/28 (a)	1,000,000	1,077,500
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	2,950,000	3,208,125
Sealed Air Corp.
4.875%, due 12/1/22 (a)	1,875,000	1,950,000
WestRock RKT LLC
4.00%, due 3/1/23	2,230,000	2,338,058
		13,095,338
Pharmaceuticals 1.3%
AbbVie, Inc.
3.45%, due 3/15/22	4,165,000	4,235,233
4.25%, due 11/21/49	3,065,000	3,673,446
Becton Dickinson and Co.
3.363%, due 6/6/24	2,245,000	2,405,270
Teva Pharmaceutical Finance Netherlands III BV
3.15%, due 10/1/26	2,575,000	2,449,469
		12,763,418
	Principal Amount	Value

Pipelines 1.8%
Enterprise Products Operating LLC
3.95%, due 1/31/60	$ 1,760,000	$ 1,961,845
4.20%, due 1/31/50	545,000	628,604
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	2,310,000	2,338,354
Hess Midstream Operations LP
5.625%, due 2/15/26 (a)	389,000	405,727
MPLX LP
4.00%, due 3/15/28	2,500,000	2,792,892
4.125%, due 3/1/27	1,780,000	1,988,966
Plains All American Pipeline LP
3.80%, due 9/15/30	1,330,000	1,423,177
Sabine Pass Liquefaction LLC
5.75%, due 5/15/24	2,710,000	3,041,122
Spectra Energy Partners LP
4.75%, due 3/15/24	818,000	897,774
Western Midstream Operating LP
6.50%, due 2/1/50 (g)	1,975,000	2,286,724
		17,765,185
Real Estate Investment Trusts 1.3%
Boston Properties LP
3.20%, due 1/15/25	4,800,000	5,142,292
CyrusOne LP
3.45%, due 11/15/29	2,030,000	2,156,093
Host Hotels & Resorts LP
Series D
3.75%, due 10/15/23	329,000	346,857
Iron Mountain, Inc.
4.875%, due 9/15/29 (a)	2,599,000	2,682,688
Office Properties Income Trust
2.65%, due 6/15/26	2,310,000	2,343,762
		12,671,692
Retail 2.7%
7-Eleven, Inc. (a)
2.50%, due 2/10/41	395,000	367,759
2.80%, due 2/10/51	1,240,000	1,156,770
AutoNation, Inc.
4.75%, due 6/1/30	2,880,000	3,406,186
Darden Restaurants, Inc.
3.85%, due 5/1/27	2,025,000	2,249,749
Dollar General Corp.
3.25%, due 4/15/23	2,794,000	2,915,605
Macy's Retail Holdings LLC
5.875%, due 4/1/29 (a)(f)	1,750,000	1,882,003
Macy's, Inc.
8.375%, due 6/15/25 (a)	2,605,000	2,868,626

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
Nordstrom, Inc.
4.00%, due 3/15/27	$ 840,000	$ 871,618
4.25%, due 8/1/31 (a)	3,200,000	3,332,796
QVC, Inc.
4.375%, due 9/1/28	2,430,000	2,478,600
Starbucks Corp.
4.45%, due 8/15/49	2,065,000	2,561,352
Victoria's Secret & Co.
4.625%, due 7/15/29 (a)	2,445,000	2,445,000
		26,536,064
Semiconductors 0.6%
Broadcom, Inc. (a)
3.469%, due 4/15/34	2,470,000	2,612,654
3.75%, due 2/15/51	910,000	949,957
NXP BV (a)
3.40%, due 5/1/30	1,380,000	1,506,833
4.625%, due 6/1/23	1,065,000	1,144,601
		6,214,045
Software 0.1%
Oracle Corp.
3.65%, due 3/25/41	685,000	726,344
Telecommunications 2.8%
Altice France SA
5.125%, due 7/15/29 (a)	2,410,000	2,421,809
AT&T, Inc.
3.65%, due 6/1/51	1,860,000	1,930,962
CommScope Technologies LLC
5.00%, due 3/15/27 (a)	3,909,000	4,001,839
CommScope, Inc.
7.125%, due 7/1/28 (a)	930,000	1,007,888
Sprint Spectrum Co. LLC
4.738%, due 3/20/25 (a)	4,453,125	4,777,580
Telefonica Emisiones SA
4.57%, due 4/27/23	1,781,000	1,907,685
T-Mobile US, Inc.
2.625%, due 2/15/29	2,355,000	2,325,562
4.50%, due 2/1/26	2,245,000	2,287,924
Verizon Communications, Inc.
1.256% (3 Month LIBOR + 1.10%), due 5/15/25 (b)	2,455,000	2,531,915
3.40%, due 3/22/41	900,000	952,058
3.55%, due 3/22/51	1,000,000	1,068,367
	Principal Amount	Value

Telecommunications (continued)
Vodafone Group plc
4.25%, due 9/17/50	$ 2,020,000	$ 2,359,371
		27,572,960
Total Corporate Bonds (Cost $476,158,093)		506,309,690
Foreign Government Bonds 3.0%
Brazil 1.1%
Brazil Government Bond
3.75%, due 9/12/31	2,565,000	2,530,373
Federative Republic of Brazil
4.625%, due 1/13/28	7,789,000	8,413,911
		10,944,284
Chile 0.4%
Corp. Nacional del Cobre de Chile (a)
3.00%, due 9/30/29	2,055,000	2,134,426
3.75%, due 1/15/31	1,635,000	1,780,204
		3,914,630
Colombia 0.2%
Colombia Government International Bond
3.25%, due 4/22/32	2,065,000	2,022,585
Mexico 1.3%
Comision Federal de Electricidad
4.677%, due 2/9/51 (a)	2,765,000	2,668,252
Mexico Government Bond
2.659%, due 5/24/31	3,402,000	3,323,380
3.75%, due 4/19/71	2,230,000	2,039,112
Petroleos Mexicanos
6.75%, due 9/21/47	4,990,000	4,416,150
		12,446,894
Total Foreign Government Bonds (Cost $29,957,676)		29,328,393
Loan Assignments 3.7%
Containers, Packaging & Glass 0.5%
Mauser Packaging Solutions Holding Co.
Initial Term Loan
3.354% (1 Month LIBOR + 3.25%), due 4/3/24 (b)	5,018,517	4,894,845
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Diversified/Conglomerate Service 0.6%
Change Healthcare Holdings, Inc.
Closing Date Term Loan
3.50% (1 Month LIBOR + 2.50%), due 3/1/24 (b)	$ 4,192,236	$ 4,186,996
TruGreen LP (b)
First Lien Second Refinancing Term Loan
4.75% (1 Month LIBOR + 4.00%), due 11/2/27	1,487,525	1,494,963
Second Lien Initial Term Loan
9.25% (3 Month LIBOR + 8.50%), due 11/2/28	645,000	657,900
		6,339,859
Ecological 0.2%
GFL Environmental, Inc.
2020 Refinancing Term Loan
3.50% (1 Month LIBOR + 3.00%), due 5/30/25 (b)	1,970,434	1,971,173
Finance 1.2%
Alliant Holdings Intermediate LLC
2018 Initial Term Loan
3.354% (1 Month LIBOR + 3.25%), due 5/9/25 (b)	3,968,405	3,925,114
Iqvia, Inc.
Dollar Term Loan B3
1.897% (3 Month LIBOR + 1.75%), due 6/11/25 (b)	3,734,500	3,709,994
Match Group, Inc.
2020 Refinancing Term Loan
1.906% (3 Month LIBOR + 1.75%), due 2/13/27 (b)	1,859,000	1,832,663
ON Semiconductor Corp.
2019 New Replacement Term Loan B4
2.104% (1 Month LIBOR + 2.00%), due 9/19/26 (b)	1,853,140	1,846,191
		11,313,962
Personal & Nondurable Consumer Products 0.2%
Prestige Brands, Inc.
Term Loan B4
4.25% (3 Month LIBOR + 1.00%), due 1/26/24 (b)	1,535,575	1,535,300
	Principal Amount	Value

Radio and TV Broadcasting 0.2%
Nielsen Finance LLC
Term Loan B4
2.081% (1 Month LIBOR + 2.00%), due 10/4/23 (b)	$ 2,067,297	$ 2,064,713
Telecommunications 0.8%
Level 3 Financing, Inc.
Tranche 2027 Term Loan B
1.854% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	3,963,602	3,904,148
SBA Senior Finance II LLC
Initial Term Loan
1.86% (1 Month LIBOR + 1.75%), due 4/11/25 (b)	4,148,728	4,112,427
		8,016,575
Total Loan Assignments (Cost $36,326,411)		36,136,427
Mortgage-Backed Securities 18.9%
Agency (Collateralized Mortgage Obligations) 3.1%
FHLMC
REMIC, Series 5070, Class IG
1.50%, due 1/25/44	9,997,555	607,178
REMIC, Series 5048, Class IC
2.00%, due 12/25/50	10,460,641	1,000,896
REMIC, Series 5051, Class KI
2.50%, due 12/25/50	6,707,476	1,036,708
REMIC, Series 5036, Class IO
3.50%, due 11/25/50	5,880,932	922,260
REMIC, Series 4924, Class NS
5.959% (1 Month LIBOR + 6.05%), due 10/25/49 (b)	4,269,854	626,557
REMIC, Series 4957, Class SB
5.959% (1 Month LIBOR + 6.05%), due 11/25/49 (b)	3,045,715	530,378
FNMA
REMIC, Series 2013-110, Class CO
(zero coupon), due 12/25/39	2,587,675	2,452,000
REMIC, Series 2013-105, Class QO
(zero coupon), due 5/25/40	973,202	913,984
REMIC, Series 2013-105, Class KO
(zero coupon), due 10/25/43	685,279	653,747
REMIC, Series 2013-110, Class DO
(zero coupon), due 11/25/43	1,004,617	939,933
REMIC, Series 2020-78, Class TI
2.00%, due 11/25/50	6,256,813	713,263

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FNMA (continued)
REMIC, Series 2020-91, Class MI
2.00%, due 12/25/50	$ 7,716,995	$ 828,203
REMIC, Series 2021-2, Class AI
2.00%, due 2/25/51	15,466,027	1,708,632
REMIC, Series 2020-91, Class AI
2.50%, due 12/25/50	6,333,423	986,239
REMIC, Series 2021-7, Class EI
2.50%, due 2/25/51	4,747,997	566,376
REMIC, Series 2021-13, Class BI
3.00%, due 2/25/50	4,050,000	500,930
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	2,235,217	2,416,998
GNMA
REMIC, Series 2021-77, Class BA
1.00%, due 7/20/50	2,320,424	2,263,969
REMIC, Series 2021-78, Class LA
1.00%, due 5/20/51	1,304,369	1,277,041
REMIC, Series 2021-87, Class EG
1.00%, due 5/20/51	1,038,621	1,029,570
REMIC, Series 2021-87, Class EK
1.00%, due 5/20/51	994,109	985,445
REMIC, Series 2021-91, Class MF
1.00%, due 5/20/51	1,136,192	1,125,464
REMIC, Series 2021-105, Class DA
1.00%, due 6/20/51	3,350,000	3,263,992
REMIC, Series 2021-15, Class AI
2.00%, due 1/20/51	12,015,900	1,318,693
REMIC, Series 2021-57, Class AI
2.00%, due 2/20/51	7,803,034	926,955
REMIC, Series 2021-57, Class IB
2.50%, due 2/20/51	4,959,754	631,340
REMIC, Series 2021-25, Class LI
2.50%, due 2/20/51	4,555,628	540,283
		30,767,034
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 7.5%
Bayview Commercial Asset Trust
Series 2005-3A, Class A1
0.572% (1 Month LIBOR + 0.48%), due 11/25/35 (a)(b)	1,151,570	1,090,979
BX Commercial Mortgage Trust (a)(h)
Series 2020-VIV2, Class C
3.66%, due 3/9/44	2,450,000	2,591,891
Series 2020-VIV3, Class B
3.662%, due 3/9/44	1,680,000	1,824,360
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Commercial Mortgage Trust (a)(h) (continued)
Series 2020-VIVA, Class D
3.667%, due 3/11/44	$ 950,000	$ 979,772
BX Trust (a)
Series 2021-MFM1, Class C
1.273% (1 Month LIBOR + 1.20%), due 1/15/34 (b)	2,325,000	2,324,999
Series 2021-MFM1, Class D
1.573% (1 Month LIBOR + 1.50%), due 1/15/34 (b)	1,050,000	1,050,000
Series 2021-LBA, Class DV
1.673% (1 Month LIBOR + 1.60%), due 2/15/36 (b)	2,000,000	2,001,798
Series 2019-OC11, Class A
3.202%, due 12/9/41	1,395,000	1,502,782
Series 2019-OC11, Class B
3.605%, due 12/9/41	340,000	372,156
Series 2019-OC11, Class C
3.856%, due 12/9/41	895,000	972,657
Series 2019-OC11, Class E
4.075%, due 12/9/41 (h)	2,525,000	2,640,752
COMM Mortgage Trust
Series 2012-CR4, Class AM
3.251%, due 10/15/45	1,855,000	1,871,251
Series 2013-CR9, Class B
4.413%, due 7/10/45 (a)(h)	1,500,000	1,514,161
CSAIL Commercial Mortgage Trust
Series 2015-C3, Class A4
3.718%, due 8/15/48	2,715,503	2,963,627
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (a)	3,107,500	3,238,927
DROP Mortgage Trust
Series 2021-FILE, Class A
1.22% (1 Month LIBOR + 1.15%), due 4/15/26 (a)(b)	1,535,000	1,540,851
Extended Stay America Trust
Series 2021-ESH, Class D
2.344%, due 7/15/38 (a)	2,400,000	2,417,243
GB Trust (a)(b)
Series 2020-FLIX, Class C
1.673% (1 Month LIBOR + 1.60%), due 8/15/37	1,300,000	1,303,643
Series 2020-FLIX, Class D
2.423% (1 Month LIBOR + 2.35%), due 8/15/37	1,920,000	1,924,220
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
GS Mortgage Securities Corp. Trust
Series 2019-BOCA, Class A
1.273% (1 Month LIBOR + 1.20%), due 6/15/38 (a)(b)	$ 4,480,000	$ 4,488,326
GS Mortgage Securities Trust
Series 2017-GS7, Class A4
3.43%, due 8/10/50	2,990,000	3,289,637
Hudson Yards Mortgage Trust
Series 2019-30HY, Class A
3.228%, due 7/10/39 (a)	1,580,000	1,719,926
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Series 2018-AON, Class B
4.379%, due 7/5/31 (a)(h)	1,960,000	2,067,926
JPMBB Commercial Mortgage Securities Trust
Series 2014-C26, Class A3
3.231%, due 1/15/48	2,044,974	2,167,006
Manhattan West Mortgage Trust
Series 2020-1MW, Class A
2.13%, due 9/10/39 (a)	1,725,000	1,764,309
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C23, Class A3
3.451%, due 7/15/50	1,391,014	1,499,437
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	4,585,000	4,747,589
SLG Office Trust
Series 2021-OVA, Class D
2.851%, due 7/15/41 (a)	1,600,000	1,614,119
UBS-Barclays Commercial Mortgage Trust
Series 2013-C6, Class B
3.875%, due 4/10/46 (a)(i)	1,485,000	1,500,954
Wells Fargo Commercial Mortgage Trust
Series 2019-C53, Class A3
2.787%, due 10/15/52	1,005,000	1,054,147
Series 2019-C53, Class A4
3.04%, due 10/15/52	3,566,000	3,852,787
Series 2018-1745, Class A
3.874%, due 6/15/36 (a)(h)	2,900,000	3,226,230
Series 2018-AUS, Class A
4.194%, due 8/17/36 (a)(h)	4,325,000	4,890,149
WFRBS Commercial Mortgage Trust
Series 2012-C7, Class AS
4.09%, due 6/15/45 (i)	2,290,000	2,318,582
		74,327,193
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) 8.3%
Alternative Loan Trust
Series 2005-31, Class 1A1
0.651% (1 Month LIBOR + 0.56%), due 8/25/35 (b)	$ 3,152,141	$ 2,997,340
Chase Home Lending Mortgage Trust
Series 2019-ATR2, Class A3
3.50%, due 7/25/49 (a)(i)	336,000	345,602
Connecticut Avenue Securities Trust
Series 2020-R02, Class 2M2
2.091% (1 Month LIBOR + 2.00%), due 1/25/40 (a)(b)	4,127,462	4,145,654
FHLMC STACR REMIC Trust
Series 2020-DNA6, Class M2
2.018% (SOFR 30A + 2.00%), due 12/25/50 (a)(b)	4,235,000	4,280,060
FHLMC STACR Trust (a)(b)
Series 2018-DNA2, Class M2
2.242% (1 Month LIBOR + 2.15%), due 12/25/30	2,500,000	2,527,890
Series 2019-DNA3, Class B1
3.341% (1 Month LIBOR + 3.25%), due 7/25/49	2,240,000	2,260,103
Series 2018-DNA2, Class B1
3.791% (1 Month LIBOR + 3.70%), due 12/25/30	3,095,000	3,213,933
Series 2019-DNA2, Class B1
4.442% (1 Month LIBOR + 4.35%), due 3/25/49	1,100,000	1,142,183
FHLMC Structured Agency Credit Risk Debt Notes (b)
Series 2017-DNA3, Class M2
2.591% (1 Month LIBOR + 2.50%), due 3/25/30	1,240,000	1,267,606
Series 2017-HQA1, Class M2
3.642% (1 Month LIBOR + 3.55%), due 8/25/29	3,220,349	3,331,551
Series 2016-DNA4, Class M3
3.891% (1 Month LIBOR + 3.80%), due 3/25/29	2,121,500	2,196,905
Series 2016-HQA3, Class M3
3.941% (1 Month LIBOR + 3.85%), due 3/25/29	5,458,561	5,655,040
Series 2016-HQA4, Class M3
3.992% (1 Month LIBOR + 3.90%), due 4/25/29	2,137,585	2,226,753
FNMA (b)
Series 2017-C05, Class 1M2
2.292% (1 Month LIBOR + 2.20%), due 1/25/30	1,325,210	1,346,335

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
FNMA (b) (continued)
Series 2017-C07, Class 2M2
2.591% (1 Month LIBOR + 2.50%), due 5/25/30	$ 1,805,243	$ 1,827,087
Series 2018-C04, Class 2M2
2.642% (1 Month LIBOR + 2.55%), due 12/25/30	2,631,415	2,678,357
Series 2017-C03, Class 1M2
3.092% (1 Month LIBOR + 3.00%), due 10/25/29	1,288,011	1,328,047
Series 2017-C02, Class 2M2
3.742% (1 Month LIBOR + 3.65%), due 9/25/29	2,405,810	2,493,170
Series 2016-C06, Class 1M2
4.341% (1 Month LIBOR + 4.25%), due 4/25/29	2,963,347	3,080,423
Series 2016-C07, Class 2M2
4.442% (1 Month LIBOR + 4.35%), due 5/25/29	3,171,385	3,324,297
Galton Funding Mortgage Trust
Series 2018-2, Class A51
4.50%, due 10/25/58 (a)(i)	1,750,000	1,802,220
GreenPoint Mortgage Funding Trust
Series 2007-AR3, Class A1
0.312% (1 Month LIBOR + 0.22%), due 6/25/37 (b)	671,968	668,638
Mello Warehouse Securitization Trust
Series 2021-1, Class B
0.992% (1 Month LIBOR + 0.90%), due 2/25/55 (a)(b)	1,600,000	1,604,212
New Residential Mortgage Loan Trust (a)
Series 2019-5A, Class B7
4.459%, due 8/25/59 (h)	3,664,951	2,993,718
Series 2019-4A, Class B6
4.77%, due 12/25/58 (i)	3,198,085	2,563,631
Series 2019-2A, Class B6
4.963%, due 12/25/57 (i)	1,294,982	947,014
NewRez Warehouse Securitization Trust
Series 2021-1, Class B
0.992% (1 Month LIBOR + 0.90%), due 5/25/55 (a)(b)	4,615,000	4,619,419
OBX Trust
Series 2021-J1, Class A1
2.50%, due 5/25/51 (a)(i)	2,567,438	2,601,836
Sequoia Mortgage Trust (a)(i)
Series 2021-4, Class A1
2.50%, due 6/25/51	2,109,215	2,137,474
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
Sequoia Mortgage Trust (a)(i) (continued)
Series 2017-1, Class A4
3.50%, due 2/25/47	$ 130,740	$ 130,946
Series 2018-7, Class B3
4.217%, due 9/25/48	1,605,968	1,654,803
STACR Trust (a)(b)
Series 2018-DNA3, Class M2
2.192% (1 Month LIBOR + 2.10%), due 9/25/48	2,025,000	2,051,625
Series 2018-HRP2, Class M3
2.491% (1 Month LIBOR + 2.40%), due 2/25/47	5,750,000	5,856,074
WaMu Mortgage Pass-Through Certificates Trust
Series 2006-AR9, Class 2A
1.843% (11th District Cost of Funds Index + 1.50%), due 8/25/46 (b)	945,022	924,966
		82,224,912
Total Mortgage-Backed Securities (Cost $181,929,571)		187,319,139
Municipal Bond 0.3%
California 0.3%
Regents of the University of California Medical Center, Pooled Revenue Bonds
Series N
3.006%, due 5/15/50	3,170,000	3,268,603
Total Municipal Bond (Cost $3,170,000)		3,268,603
U.S. Government & Federal Agencies 3.9%
Federal National Mortgage Association (Mortgage Pass-Through Security) 0.2%
UMBS, 30 Year
2.00%, due 10/1/50	2,376,054	2,402,503
United States Treasury Bond 0.0% ‡
U.S. Treasury Bonds
2.375%, due 5/15/51	200,000	213,531
United States Treasury Inflation - Indexed Notes 3.7%
U.S. Treasury Inflation Linked Notes (j)
0.125%, due 1/15/30	5,246,938	5,759,266
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Inflation - Indexed Notes (continued)
U.S. Treasury Inflation Linked Notes (j) (continued)
0.75%, due 7/15/28	$ 10,197,386	$ 11,699,908
0.875%, due 1/15/29	16,139,434	18,673,409
		36,132,583
Total U.S. Government & Federal Agencies (Cost $35,547,375)		38,748,617
Total Long-Term Bonds (Cost $850,847,974)		891,607,584

	Shares
Short-Term Investments 10.5%
Affiliated Investment Company 10.3%
MainStay U.S. Government Liquidity Fund, 0.01% (k)	101,945,025	101,945,025
Unaffiliated Investment Company 0.2%
Wells Fargo Government Money Market Fund, 0.025% (k)(l)	2,060,506	2,060,506
Total Short-Term Investments (Cost $104,005,531)		104,005,531
Total Investments (Cost $954,853,505)	100.5%	995,613,115
Other Assets, Less Liabilities	(0.5)	(4,942,829)
Net Assets	100.0%	$ 990,670,286

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2021.
(c)	Delayed delivery security.
(d)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2021.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	All or a portion of this security was held on loan. As of June 30, 2021, the aggregate market value of securities on loan was $1,989,253. The Portfolio received cash collateral with a value of $2,060,506. (See Note 2(N))
(g)	Step coupon—Rate shown was the rate in effect as of June 30, 2021.
(h)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2021.
(i)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2021.
(j)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(k)	Current yield as of June 30, 2021.
(l)	Represents a security purchased with cash collateral received for securities on loan.

Foreign Currency Forward Contracts
As of June 30, 2021, the Portfolio held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,767,361	EUR	2,287,000	JPMorgan Chase Bank N.A.	8/2/21	$ 53,758
USD	615,149	GBP	442,000	JPMorgan Chase Bank N.A.	8/2/21	3,672
Total Unrealized Appreciation						57,430
EUR	1,230,000	USD	1,501,803	JPMorgan Chase Bank N.A.	8/2/21	(42,366)
Total Unrealized Depreciation						(42,366)
Net Unrealized Appreciation						$ 15,064

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP MacKay Strategic Bond Portfolio

Futures Contracts
As of June 30, 2021, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	357	September 2021	$ 78,784,571	$ 78,654,351	$ (130,220)
U.S. Treasury Long Bonds	196	September 2021	31,198,018	31,507,000	308,982
Total Long Contracts					178,762
Short Contracts
U.S. Treasury 5 Year Notes	(839)	September 2021	(103,490,234)	(103,557,508)	(67,274)
U.S. Treasury 10 Year Notes	(873)	September 2021	(115,442,534)	(115,672,500)	(229,966)
U.S. Treasury 10 Year Ultra Bonds	(183)	September 2021	(26,773,913)	(26,938,172)	(164,259)
U.S. Treasury Ultra Bonds	(88)	September 2021	(16,326,307)	(16,956,500)	(630,193)
Total Short Contracts					(1,091,692)
Net Unrealized Depreciation					$ (912,930)

1.	As of June 30, 2021, cash in the amount of $2,410,274 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2021.
Swap Contracts
As of June 30, 2021, the Portfolio held the following centrally cleared interest rate swap agreements1:
Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
$ 50,000,000	USD	3/16/23	Fixed 2.793%	3 month USD LIBOR	Quarterly	$ —	$ (2,162,481)	$ (2,162,481)
50,000,000	USD	3/29/23	Fixed 2.762%	3 month USD LIBOR	Quarterly	—	(2,171,499)	(2,171,499)
						$ —	$ (4,333,980)	$ (4,333,980)

1.	As of June 30, 2021, cash in the amount of $901,765 was on deposit with a broker for centrally cleared swap agreements.

Abbreviation(s):
EUR—Euro
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GBP—British Pound Sterling
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
UMBS—Uniform Mortgage Backed Securities
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 90,496,715	$ —	$ 90,496,715
Corporate Bonds	—	506,309,690	—	506,309,690
Foreign Government Bonds	—	29,328,393	—	29,328,393
Loan Assignments	—	36,136,427	—	36,136,427
Mortgage-Backed Securities	—	187,319,139	—	187,319,139
Municipal Bond	—	3,268,603	—	3,268,603
U.S. Government & Federal Agencies	—	38,748,617	—	38,748,617
Total Long-Term Bonds	—	891,607,584	—	891,607,584
Short-Term Investments
Affiliated Investment Company	101,945,025	—	—	101,945,025
Unaffiliated Investment Company	2,060,506	—	—	2,060,506
Total Short-Term Investments	104,005,531	—	—	104,005,531
Total Investments in Securities	104,005,531	891,607,584	—	995,613,115
Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	57,430	—	57,430
Futures Contracts (b)	308,982	—	—	308,982
Total Other Financial Instruments	308,982	57,430	—	366,412
Total Investments in Securities and Other Financial Instruments	$ 104,314,513	$ 891,665,014	$ —	$ 995,979,527
Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$ —	$ (42,366)	$ —	$ (42,366)
Futures Contracts (b)	(1,221,912)	—	—	(1,221,912)
Interest Rate Swaps (b)	—	(4,333,980)	—	(4,333,980)
Total Other Financial Instruments	$ (1,221,912)	$ (4,376,346)	$ —	$ (5,598,258)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP MacKay Strategic Bond Portfolio

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $852,908,480) including securities on loan of $1,989,253	$ 893,668,090
Investment in affiliated investment companies, at value (identified cost $101,945,025)	101,945,025
Cash	5,525,612
Cash denominated in foreign currencies (identified cost $1,915,586)	1,872,092
Cash collateral on deposit at broker for futures contracts	2,410,274
Cash collateral on deposit at broker for swap contracts	901,765
Receivables:
Investment securities sold	6,987,040
Interest	6,208,083
Securities lending	1,158
Portfolio shares sold	300
Unrealized appreciation on foreign currency forward contracts	57,430
Other assets	14,243
Total assets	1,019,591,112
Liabilities
Cash collateral received for securities on loan	2,060,506
Payables:
Investment securities purchased	19,777,513
Variation margin on centrally cleared swap contracts	5,589,601
Portfolio shares redeemed	493,641
Manager (See Note 3)	468,543
NYLIFE Distributors (See Note 3)	198,747
Shareholder communication	93,041
Professional fees	61,980
Variation margin on futures contracts	58,634
Broker fees and charges on short sales	51,986
Custodian	23,908
Trustees	161
Accrued expenses	199
Unrealized depreciation on foreign currency forward contracts	42,366
Total liabilities	28,920,826
Net assets	$ 990,670,286
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 96,624
Additional paid-in-capital	990,501,531
990,598,155
Total distributable earnings (loss)	72,131
Net assets	$ 990,670,286
Initial Class
Net assets applicable to outstanding shares	$ 24,026,610
Shares of beneficial interest outstanding	2,335,504
Net asset value per share outstanding	$ 10.29
Service Class
Net assets applicable to outstanding shares	$966,643,676
Shares of beneficial interest outstanding	94,288,893
Net asset value per share outstanding	$ 10.25

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 16,758,087
Securities lending	5,332
Dividends-affiliated	3,339
Other	115,007
Total income	16,881,765
Expenses
Manager (See Note 3)	2,838,009
Distribution/Service—Service Class (See Note 3)	1,204,959
Professional fees	69,122
Shareholder communication	51,596
Broker fees and charges on short sales	51,570
Interest on investments sold short	30,201
Custodian	21,919
Trustees	10,359
Miscellaneous	16,742
Total expenses	4,294,477
Net investment income (loss)	12,587,288
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	20,228,205
Futures transactions	7,849,411
Investments sold short	(323,725)
Swap transactions	(1,303,362)
Foreign currency transactions	177,845
Foreign currency forward transactions	(96,029)
Net realized gain (loss)	26,532,345
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(24,767,051)
Futures contracts	(1,191,205)
Investments sold short	206,075
Swap contracts	1,412,191
Foreign currency forward contracts	240,842
Translation of other assets and liabilities in foreign currencies	(54,351)
Net change in unrealized appreciation (depreciation)	(24,153,499)
Net realized and unrealized gain (loss)	2,378,846
Net increase (decrease) in net assets resulting from operations	$ 14,966,134
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP MacKay Strategic Bond Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 12,587,288	$ 25,072,270
Net realized gain (loss)	26,532,345	(12,109,969)
Net change in unrealized appreciation (depreciation)	(24,153,499)	36,714,085
Net increase (decrease) in net assets resulting from operations	14,966,134	49,676,386
Distributions to shareholders:
Initial Class	(296,669)	(692,907)
Service Class	(11,035,016)	(22,210,493)
	(11,331,685)	(22,903,400)
Distributions to shareholders from return of capital:
Initial Class	—	(16,255)
Service Class	—	(521,050)
	—	(537,305)
Total distributions to shareholders	(11,331,685)	(23,440,705)
Capital share transactions:
Net proceeds from sales of shares	22,661,941	75,789,465
Net asset value of shares issued to shareholder in reinvestment of distributions	11,331,685	23,440,705
Cost of shares redeemed	(38,817,128)	(173,638,542)
Increase (decrease) in net assets derived from capital share transactions	(4,823,502)	(74,408,372)
Net increase (decrease) in net assets	(1,189,053)	(48,172,691)
Net Assets
Beginning of period	991,859,339	1,040,032,030
End of period	$990,670,286	$ 991,859,339
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 10.25	$ 9.92	$ 9.60	$ 10.06	$ 9.90	$ 9.54
Net investment income (loss) (a)	0.15	0.28	0.29	0.30	0.29	0.37
Net realized and unrealized gain (loss) on investments	0.02	0.33	0.38	(0.43)	0.18	0.33
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	(0.01)	0.00‡	0.00‡	0.00‡	0.01
Total from investment operations	0.17	0.60	0.67	(0.13)	0.47	0.71
Less distributions:
From net investment income	(0.13)	(0.26)	(0.35)	(0.33)	(0.31)	(0.35)
Return of capital	—	(0.01)	—	—	—	—
Total distributions	(0.13)	(0.27)	(0.35)	(0.33)	(0.31)	(0.35)
Net asset value at end of period	$ 10.29	$ 10.25	$ 9.92	$ 9.60	$ 10.06	$ 9.90
Total investment return (b)	1.64%	6.12%	7.06%	(1.21)%	4.81%	7.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.85%††	2.84%	2.96%	3.04%	2.89%	3.80%
Net expenses (c)(d)	0.63%††	0.70%	0.76%	0.75%	0.67%	0.72%
Portfolio turnover rate	31%	52%(e)	51%(e)	33%	32%	34%
Net assets at end of period (in 000’s)	$ 24,027	$ 22,538	$ 49,296	$ 116,901	$ 137,454	$ 122,586

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
June 30, 2021*††	0.61%	0.02%
December 31, 2020	0.62%	0.08%
December 31, 2019	0.61%	0.15%
December 31, 2018	0.60%	0.15%
December 31, 2017	0.60%	0.07%
December 31, 2016	0.62%	0.10%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 51% and 45% for the years ended December 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP MacKay Strategic Bond Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Service Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 10.21	$ 9.89	$ 9.57	$ 10.03	$ 9.87	$ 9.51
Net investment income (loss) (a)	0.13	0.26	0.26	0.28	0.26	0.34
Net realized and unrealized gain (loss) on investments	0.03	0.31	0.39	(0.43)	0.19	0.33
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	(0.01)	0.00‡	0.00‡	0.00‡	0.01
Total from investment operations	0.16	0.56	0.65	(0.15)	0.45	0.68
Less distributions:
From net investment income	(0.12)	(0.23)	(0.33)	(0.31)	(0.29)	(0.32)
Return of capital	—	(0.01)	—	—	—	—
Total distributions	(0.12)	(0.24)	(0.33)	(0.31)	(0.29)	(0.32)
Net asset value at end of period	$ 10.25	$ 10.21	$ 9.89	$ 9.57	$ 10.03	$ 9.87
Total investment return (b)	1.52%	5.86%	6.80%	(1.46)%	4.55%	7.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.54%††	2.59%	2.66%	2.79%	2.64%	3.54%
Net expenses (c)(d)	0.88%††	0.93%	1.01%	1.00%	0.92%	0.97%
Portfolio turnover rate	31%	52%(e)	51%(e)	33%	32%	34%
Net assets at end of period (in 000’s)	$ 966,644	$ 969,321	$ 990,736	$ 999,100	$ 1,064,435	$ 882,928

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
June 30, 2021*††	0.86%	0.02%
December 31, 2020	0.86%	0.07%
December 31, 2019	0.86%	0.15%
December 31, 2018	0.85%	0.15%
December 31, 2017	0.85%	0.07%
December 31, 2016	0.87%	0.10%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 51% and 45% for the years ended December 31, 2020 and 2019, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Strategic Bond Portfolio (formerly known as MainStay VP MacKay Unconstrained Bond Portfolio) (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	April 29, 2011
Service Class	April 29, 2011
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return by investing primarily in domestic and foreign debt securities.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

30	MainStay VP MacKay Strategic Bond Portfolio

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The
Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The
31

Notes to Financial Statements (Unaudited) (continued)
rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

32	MainStay VP MacKay Strategic Bond Portfolio

(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2021 are shown in the Portfolio of Investments.
(I) Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For
33

Notes to Financial Statements (Unaudited) (continued)
example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2021, the Portfolio did not hold any unfunded commitments.
(J) Swap Contracts. The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio's current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of June 30, 2021, all swap positions outstanding are shown in the Portfolio of Investments.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.
Interest Rate Swaps : An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.
(K) Foreign Currency Forward Contracts. The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more

34	MainStay VP MacKay Strategic Bond Portfolio

efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio's assets. Moreover, there may be an imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of June 30, 2021, are shown in the Portfolio of Investments.
(L) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(M) Securities Sold Short.  The Portfolio may engage in sales of securities it does not own ("short sales") as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. For the six-month period ended June 30, 2021, the Portfolio did not enter into any securities sold short.
(N) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio
35

Notes to Financial Statements (Unaudited) (continued)
will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(O) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(P) Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. As of June 30, 2021, delayed delivery transactions are shown in the Portfolio of Investments.
(Q) Debt and Foreign Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Portfolio primarily invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Portfolio’s NAVs could go down and you could lose money.
In addition, loans generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing trans-actions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The

36	MainStay VP MacKay Strategic Bond Portfolio

Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(R) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(S) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life
Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors.
(T) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(U) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.
The Portfolio entered into futures contracts in order to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds.
The Portfolio also entered into interest rate swaps to hedge the potential risk of rising short term interest rates.
The Portfolio entered into foreign currency forward contracts to hedge against the risk of loss due to changing currency exchange rates.
37

Notes to Financial Statements (Unaudited) (continued)
Fair value of derivative instruments as of June 30, 2021:
Asset Derivatives	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$ —	$308,982	$308,982
Forward Contracts - Unrealized appreciation on foreign currency forward contracts	57,430	—	57,430
Total Fair Value	$57,430	$308,982	$366,412

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$ —	$(1,221,912)	$(1,221,912)
Centrally Cleared Swap Contracts - Net Assets—Net unrealized depreciation on swap contracts (b)	—	(4,333,980)	(4,333,980)
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	(42,366)	—	(42,366)
Total Fair Value	$(42,366)	$(5,555,892)	$(5,598,258)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2021:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$ 7,849,411	$ 7,849,411
Swap Contracts	—	(1,303,362)	(1,303,362)
Forward Contracts	(96,029)	—	(96,029)
Total Net Realized Gain (Loss)	$(96,029)	$ 6,546,049	$ 6,450,020

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$(1,191,205)	$(1,191,205)
Swap Contracts	—	1,412,191	1,412,191
Forward Contracts	240,842	—	240,842
Total Net Change in Unrealized Appreciation (Depreciation)	$240,842	$ 220,986	$ 461,828

Average Notional Amount	Total
Futures Contracts Long	$ 64,737,294
Futures Contracts Short	$(158,474,025)
Swap Contracts Long	$ 100,000,000
Forward Contracts Long (a)	$ 4,210,953
Forward Contracts Short	$ (7,501,775)

(a)	Positions were open four months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion. During the six-month period ended June 30, 2021, the effective management fee rate was 0.58%.
During the six-month period ended June 30, 2021, New York Life Investments earned fees from the Portfolio in the amount of $2,838,009 and paid the Subadvisor fees in the amount of $1,418,994.

38	MainStay VP MacKay Strategic Bond Portfolio

JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
(C) Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 63,644	$ 244,682	$ (206,381)	$ —	$ —	$ 101,945	$ 3	$ —	101,945

Note 4-Federal Income Tax
As of June 30, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$954,573,291	$43,994,102	$(2,954,278)	$41,039,824
As of December 31, 2020, for federal income tax purposes, capital loss carryforwards of $62,846,244, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$17,257	$45,589
During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$22,903,400
Return of Capital	537,305
Total	$23,440,705
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $6,055 for the period January 1, 2021 through February 21, 2021.

39

Notes to Financial Statements (Unaudited) (continued)
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2021, purchases and sales of U.S. government securities were $46,582 and $34,635, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $244,553 and $276,927 respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	138,856	$ 1,427,428
Shares issued to shareholders in reinvestment of distributions	28,929	296,260
Shares redeemed	(31,607)	(324,492)
Net increase (decrease)	136,178	$ 1,399,196
Year ended December 31, 2020:
Shares sold	258,514	$ 2,583,158
Shares issued to shareholders in reinvestment of distributions	73,639	709,162
Shares redeemed	(3,101,043)	(29,875,147)
Net increase (decrease)	(2,768,890)	$ (26,582,827)

Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	2,071,902	$ 21,234,513
Shares issued to shareholders in reinvestment of distributions	1,081,194	11,035,425
Shares redeemed	(3,756,979)	(38,492,636)
Net increase (decrease)	(603,883)	$ (6,222,698)
Year ended December 31, 2020:
Shares sold	7,366,851	$ 73,206,307
Shares issued to shareholders in reinvestment of distributions	2,339,365	22,731,543
Shares redeemed	(14,977,424)	(143,763,395)
Net increase (decrease)	(5,271,208)	$ (47,825,545)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

40	MainStay VP MacKay Strategic Bond Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
41

Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
42	MainStay VP MacKay Strategic Bond Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
nylinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2021 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781647	MSVPUB10-08/21
(NYLIAC) NI532

MainStay VP Allocation Portfolios

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
MainStay VP Conservative Allocation Portfolio
MainStay VP Moderate Allocation Portfolio
MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio)
MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio)

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the U.S. Federal Reserve. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

MainStay VP Conservative Allocation Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	2/13/2006	4.64%	14.58%	7.28%	6.37%	0.54%
Service Class Shares	2/13/2006	4.51	14.29	7.02	6.11	0.79

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[1]	15.25%	40.79%	17.65%	14.84%
MSCI EAFE® Index (Net)[2]	8.83	32.35	10.28	5.89
Bloomberg Barclays U.S. Aggregate Bond Index[3]	-1.60	-0.33	3.03	3.39
Conservative Allocation Composite Index[4]	4.30	14.12	8.26	7.34
Morningstar Allocation—30% to 50% Equity Category Average[5]	5.91	18.19	6.98	5.46

1.	The S&P 500® Index is the Portfolio's primary benchmark. “S&P 500®" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The MSCI EAFE® Index (Net) is the Portfolio's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Portfolio has selected the Conservative Allocation Composite Index as an additional benchmark. The Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Allocation – 30% to 50% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 30% and 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Conservative Allocation Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,046.40	$0.15	$1,024.65	$0.15	0.03%
Service Class Shares	$1,000.00	$1,045.10	$1.42	$1,023.41	$1.40	0.28%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Conservative Allocation Portfolio

Asset Diversification as of June 30, 2021 (Unaudited)
Equity Funds	36.4%
Fixed Income Funds	55.6
Short-Term Investments	8.1
Other Assets, Less Liabilities	(0.1)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments1, the Portfolio’s Manager.
How did MainStay VP Conservative Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP Conservative Allocation Portfolio returned 4.64% for Initial Class shares and 4.51% for Service Class shares. Over the same period, both share classes underperformed the 15.25% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and the 8.83% return of the MSCI EAFE® Index (Net), which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2021, both share classes outperformed the −1.60% return of the Bloomberg Barclays U.S. Aggregate Bond Index and the 4.30% return of the Conservative Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the 5.91% return of the Morningstar Allocation—30% to 50% Equity Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting relative performance for the Portfolio versus the performance of a weighted combination of indices is the net performance of the Underlying Portfolios/Funds relative to their respective benchmarks.
Performance among the Portfolio’s Underlying Portfolio/Fund investments during the reporting period proved mixed. with little positive or negative contribution to active return. Instead, asset class policy was primarily responsible for the Portfolio’s underperformance compared with the internally maintained blend of indices taken into consideration when managing the Portfolio. Three positions stand out, starting with the Portfolio’s non-U.S. equity exposure. Equity markets posted an historic rebound off their March 2020 lows, with U.S. markets leading due to a potent policy mix and ambitious vaccination rollout plans. We expected that stock markets in other nations would follow a similar trajectory as vaccination rates climbed and international economies more fully opened, closing the performance gap with U.S. equities. Accordingly, we increased the Portfolio’s exposure to
non-U.S. markets. However, during the reporting period, foreign markets generally failed to keep pace with U.S. markets, thereby undermining the Portfolio’s relative returns.
Second, the Portfolio maintained lower-than-benchmark exposure to the floating rate loan market. We adopted this position as, in our view, underwriting standards tend to be less rigorous in the loan market today than was the case a few years ago. This deterioration in creditworthiness, coupled with already tight spreads3 and pockets of economic instability, led us to hold underweight exposure to the floating rate loan market. However, during the reporting period, loans performed well amid an ongoing hunt for yield and as investors prepared for tighter monetary policy down the road.
Finally, the Portfolio started the reporting period emphasizing large companies over small, reflecting our distrust of the degree to which small-cap stocks outperformed the broader market in the closing months of 2020. However, small caps continued to lead the market higher well into 2021, creating a headwind to performance. While that trend reversed to a degree during the reporting period, it did not do so until the size bias within the Portfolio was largely eliminated.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Portfolio’s asset class policy views and can be seen as detracting from performance during the reporting period.
How did you allocate the Portfolio’s assets during the reporting period and why?
The announcements in late 2020 of highly successful clinical trials for both the Moderna and Pfizer vaccines, followed shortly thereafter by granting of emergency use authorization and rapid distribution to the most vulnerable elements of the population, played a significant role in our determination of how best to allocate the Portfolio’s assets. As the vaccines brought the end of pandemic restrictions into view, we adjusted the Portfolio to favor pro-cyclical sectors and businesses in industries we believed likely to benefit most from the reopening of the economy. Similarly, we slid the Portfolio’s holdings a little way down the capitalization spectrum, committing a larger allocation of assets to small- and mid-cap companies likely to fare well in this environment. We also reduced interest rate sensitivity within the bond portion of the Portfolio, anticipating that mounting inflationary pressures would result in higher bond yields. These

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 5 for more information on benchmark and peer group returns.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
8	MainStay VP Conservative Allocation Portfolio

adjustments provided a modest tailwind for much of 2021 before undergoing an abrupt and puzzling reversal from mid-May through the end of June, at which time they detracted from Portfolio performance.
How did the Portfolio’s allocations change over the course of the reporting period?
The asset class repositioning noted above was largely implemented using derivatives, specifically total return swaps. These instruments increased the Portfolio’s exposure to small- and mid-cap stocks, non-U.S. markets and a basket of companies specifically leveraged to the reopening of the economy. The same approach was used to reduce the Portfolio’s exposure to large-cap U.S. stocks and a basket of companies identified as having been beneficiaries of lockdown conditions.
We also made a few adjustments at the Underlying Portfolio/Fund level, the most pronounced being a reduction in the Portfolio’s holdings of MainStay VP Indexed Bond Portfolio and MainStay VP Bond Portfolio, with proceeds being redirected to a mix of cash, MainStay VP Floating Rate Portfolio, MainStay Short Term Bond Fund and MainStay MacKay Short Duration High Yield Fund. Our goal was to lessen the Portfolio’s interest rate sensitivity at a time when we believed yields might rise in response to mounting inflationary concerns.
Other notable changes arose from portfolio restructurings as Wellington Management Company was named the new subadvisor on several MainStay products that concurrently underwent name changes. A few funds were also subject to mergers. For example, MainStay MacKay Common Stock Fund was renamed MainStay WMC Enduring Capital Fund when Wellington took the helm in early March, and MainStay Epoch U.S. All Cap Fund was subsequently merged into the renamed fund a short while later, thereby making the Portfolio an investor in MainStay WMC Enduring Capital Fund. Similarly, “new” positions arising from restructurings can be found in MainStay VP Wellington Growth Portfolio, MainStay WMC International Research Equity Fund and MainStay WMC Value Fund, among others.
Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?
Of the Underlying Equity Funds held for the entire reporting period, those posting the largest total returns included IQ Chaikin U.S. Small Cap ETF, MainStay WMC Enduring Capital Fund
(encompassing MainStay Epoch U.S. All Cap Fund after the merger cited above) and MainStay VP T. Rowe Price Equity Income Portfolio. The Underlying Equity Funds with the lowest total returns (none generated losses) were MainStay Epoch International Choice Fund, MainStay VP MacKay International Equity Portfolio and IQ Candriam ESG International Equity ETF.
Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/ Funds were the greatest detractors?
Allowing for the size of the allocation, the variation of that allocation across the reporting period and performance during that window of time, the Underlying Equity Funds making the strongest positive contributions to the Fund’s total return included MainStay VP MacKay S&P 500 Index Portfolio, MainStay VP Winslow Large Cap Growth Portfolio and IQ Candriam ESG U.S. Equity ETF. Those detracting most from total returns were MainStay VP Wellington U.S. Equity Portfolio, MainStay Epoch Capital Growth Fund and MainStay Epoch International Choice Fund.
What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?
Long bond yields moved sharply higher in the first quarter of 2021, with the rise presumably linked to investors’ growing awareness of potential inflationary pressures. The increase was partially reversed in the second quarter with two factors at work in our view. First, evidence suggested that the U.S. economy was moving past “peak growth”. Second, commentary from U.S. Federal Reserve officials and the release of the Statement of Economic Projections by the Federal Open Market Committee (FOMC) suggested that the FOMC might be willing to tighten policy sooner than previously assumed. At the same time, credit spreads tightened further, likely due to ample liquidity coupled with strong corporate fundaments.
During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?
As a rule, lower-quality credits (such as speculative-grade bonds and bank loans) and shorter-duration4 assets made the strongest positive contributions to the Portfolio’s performance. (Contributions take weightings and total returns into account.)
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
9

Conversely, high-quality, long-maturity bonds gave up a little ground.
Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?
Allowing for the size of the allocation, the variation of that allocation across the reporting period and performance during that window of time, the Underlying Fixed-Income Portfolios/Funds contributing most to the Fund’s return were MainStay MacKay Short Duration High Yield Fund and MainStay VP Floating Rate Portfolio. MainStay VP Indexed Bond Portfolio and MainStay VP Bond Portfolio detracted most significantly from performance.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Conservative Allocation Portfolio

Portfolio of Investments June 30, 2021† (Unaudited)
	Shares	Value
Affiliated Investment Companies 92.0%
Equity Funds 36.4%
IQ 50 Percent Hedged FTSE International ETF	555,262	$ 13,753,840
IQ 500 International ETF	364,522	11,892,348
IQ Candriam ESG International Equity ETF (a)	409,778	12,149,918
IQ Candriam ESG U.S. Equity ETF	558,538	20,552,746
IQ Chaikin U.S. Large Cap ETF	411,878	13,738,397
IQ Chaikin U.S. Small Cap ETF	164,898	5,871,160
MainStay Epoch Capital Growth Fund Class I	160,673	2,561,305
MainStay Epoch International Choice Fund Class I	168,696	7,033,835
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class	830,717	10,580,923
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	710,000	12,192,970
MainStay VP MacKay International Equity Portfolio Initial Class	270,782	5,435,326
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	321,402	26,429,875
MainStay VP Small Cap Growth Portfolio Initial Class	578,053	11,478,517
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	755,420	10,335,200
MainStay VP Wellington Growth Portfolio Initial Class	285,892	12,725,470
MainStay VP Wellington Mid Cap Portfolio Initial Class	582,612	9,437,318
MainStay VP Wellington Small Cap Portfolio Initial Class	456,360	6,251,175
MainStay VP Wellington U.S. Equity Portfolio Initial Class	126,622	4,162,913
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	639,969	23,627,353
MainStay WMC Enduring Capital Fund Class R6	375,853	12,605,334
MainStay WMC International Research Equity Fund Class I	833,925	6,787,234
	Shares	Value

Equity Funds (continued)
MainStay WMC Value Fund Class R6	279,328	$ 15,235,963
Total Equity Funds (Cost $199,788,758)		254,839,120
Fixed Income Funds 55.6%
MainStay MacKay Short Duration High Yield Fund Class I	4,989,227	49,436,257
MainStay Short Term Bond Fund Class I	356,112	3,509,197
MainStay VP Bond Portfolio Initial Class	2,797,955	42,496,463
MainStay VP Floating Rate Portfolio Initial Class (a)	5,148,168	45,729,115
MainStay VP Indexed Bond Portfolio Initial Class (a)	20,517,275	226,609,196
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	1,373,146	14,146,015
MainStay VP PIMCO Real Return Portfolio Initial Class	732,695	7,051,168
Total Fixed Income Funds (Cost $371,117,094)		388,977,411
Total Affiliated Investment Companies (Cost $570,905,852)		643,816,531
Short-Term Investment 8.1%
Affiliated Investment Company 8.1%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	56,648,013	56,648,013
Total Short-Term Investment (Cost $56,648,013)	8.1%	56,648,013
Total Investments (Cost $627,553,865)	100.1%	700,464,544
Other Assets, Less Liabilities	(0.1)	(573,314)
Net Assets	100.0%	$ 699,891,230

†	Percentages indicated are based on Portfolio net assets.
(a)	As of June 30, 2021, the Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's/Fund's share class.
(b)	Current yield as of June 30, 2021.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
Swap Contracts
Open OTC total return equity swap contracts as of June 30, 2021 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi 2nd Wave Virus Basket	1 month LIBOR BBA plus 0.35%	12/2/21	Monthly	5,061	$ —
Citibank NA	Citi Stay at Home Basket	1 month LIBOR BBA minus 0.30%	12/2/21	Monthly	(6,115)	—
Citibank NA	iShares MSCI EAFE ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	23,831	—
Citibank NA	iShares MSCI EAFE Small-Cap ETF	1 month LIBOR BBA plus 0.55%	12/2/21	Monthly	6,806	—
Citibank NA	Russell 1000 Growth Total Return Index	1 month LIBOR BBA plus 0.03%	12/3/21	Monthly	(25,572)	—
Citibank NA	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.30%	12/2/21	Monthly	4,036	—
Citibank NA	Russell 2000 Total Return Index	1 month LIBOR BBA minus 0.06%	12/2/21	Monthly	(9,434)	—
Citibank NA	Russell Midcap Total Return Index	1 month LIBOR BBA plus 0.31%	12/2/21	Monthly	26,055	—
Citibank NA	VanEck Vectors Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/2/21	Monthly	5,903	—
						$ —

1.	As of June 30, 2021, cash in the amount $3,500,000 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of June 30, 2021.

Abbreviation(s):
BBA—British Bankers’ Association
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FTSE—Financial Times Stock Exchange
LIBOR—London Interbank Offered Rate
MSCI—Morgan Stanley Capital International
The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 254,839,120	$ —	$ —	$ 254,839,120
Fixed Income Funds	388,977,411	—	—	388,977,411
Total Affiliated Investment Companies	643,816,531	—	—	643,816,531
Short-Term Investment
Affiliated Investment Company	56,648,013	—	—	56,648,013
Total Investments in Securities	$ 700,464,544	$ —	$ —	$ 700,464,544

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Conservative Allocation Portfolio

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $627,553,865)	$700,464,544
Cash collateral on deposit at broker for swap contracts	3,500,000
Receivables:
Dividends	109,289
Portfolio shares sold	316
Other assets	7,111
Total assets	704,081,260
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	3,643,825
Portfolio shares redeemed	181,528
NYLIFE Distributors (See Note 3)	140,627
Investment securities purchased	108,861
Shareholder communication	64,212
Professional fees	36,656
Custodian	14,119
Trustees	202
Total liabilities	4,190,030
Net assets	$699,891,230
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 54,420
Additional paid-in-capital	604,127,421
604,181,841
Total distributable earnings (loss)	95,709,389
Net assets	$699,891,230
Initial Class
Net assets applicable to outstanding shares	$ 17,268,474
Shares of beneficial interest outstanding	1,326,649
Net asset value per share outstanding	$ 13.02
Service Class
Net assets applicable to outstanding shares	$682,622,756
Shares of beneficial interest outstanding	53,093,002
Net asset value per share outstanding	$ 12.86

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 2,599,530
Expenses
Distribution/Service—Service Class (See Note 3)	848,287
Professional fees	41,205
Shareholder communication	34,352
Custodian	22,515
Trustees	7,385
Miscellaneous	7,821
Total expenses	961,565
Net investment income (loss)	1,637,965
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	20,359,287
Realized capital gain distributions from affiliated investment companies	5,642,044
Swap transactions	595,936
Net realized gain (loss)	26,597,267
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	2,740,264
Net realized and unrealized gain (loss)	29,337,531
Net increase (decrease) in net assets resulting from operations	$30,975,496
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Conservative Allocation Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,637,965	$ 10,323,185
Net realized gain (loss)	26,597,267	11,277,304
Net change in unrealized appreciation (depreciation)	2,740,264	40,337,689
Net increase (decrease) in net assets resulting from operations	30,975,496	61,938,178
Distributions to shareholders:
Initial Class	—	(565,783)
Service Class	—	(22,500,681)
Total distributions to shareholders	—	(23,066,464)
Capital share transactions:
Net proceeds from sales of shares	13,190,733	71,082,058
Net asset value of shares issued to shareholder in reinvestment of distributions	—	23,066,464
Cost of shares redeemed	(47,325,935)	(162,373,215)
Increase (decrease) in net assets derived from capital share transactions	(34,135,202)	(68,224,693)
Net increase (decrease) in net assets	(3,159,706)	(29,352,979)
Net Assets
Beginning of period	703,050,936	732,403,915
End of period	$699,891,230	$ 703,050,936
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 12.44	$ 11.70	$ 10.77	$ 11.80	$ 10.87	$ 10.71
Net investment income (loss) (a)	0.05	0.21	0.20	0.23	0.22	0.22
Net realized and unrealized gain (loss) on investments	0.53	0.97	1.38	(0.98)	0.95	0.46
Total from investment operations	0.58	1.18	1.58	(0.75)	1.17	0.68
Less distributions:
From net investment income	—	(0.25)	(0.34)	(0.28)	(0.24)	(0.29)
From net realized gain on investments	—	(0.19)	(0.31)	—	—	(0.23)
Total distributions	—	(0.44)	(0.65)	(0.28)	(0.24)	(0.52)
Net asset value at end of period	$ 13.02	$ 12.44	$ 11.70	$ 10.77	$ 11.80	$ 10.87
Total investment return (b)	4.66%(c)	10.28%	14.83%	(6.47)%	10.80%	6.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.72%††	1.76%	1.75%	2.02%	1.89%	2.02%
Net expenses (d)	0.03%††	0.04%	0.03%	0.03%	0.02%	0.03%
Portfolio turnover rate	11%	29%	42%	58%	44%	44%
Net assets at end of period (in 000’s)	$ 17,268	$ 16,707	$ 16,327	$ 14,616	$ 16,481	$ 16,599

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2021*	Year Ended December 31,
Service Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 12.30	$ 11.57	$ 10.66	$ 11.67	$ 10.75	$ 10.60
Net investment income (loss) (a)	0.03	0.17	0.17	0.20	0.19	0.19
Net realized and unrealized gain (loss) on investments	0.53	0.97	1.35	(0.96)	0.94	0.45
Total from investment operations	0.56	1.14	1.52	(0.76)	1.13	0.64
Less distributions:
From net investment income	—	(0.22)	(0.30)	(0.25)	(0.21)	(0.26)
From net realized gain on investments	—	(0.19)	(0.31)	—	—	(0.23)
Total distributions	—	(0.41)	(0.61)	(0.25)	(0.21)	(0.49)
Net asset value at end of period	$ 12.86	$ 12.30	$ 11.57	$ 10.66	$ 11.67	$ 10.75
Total investment return (b)	4.55%(c)	10.01%	14.55%	(6.68)%	10.52%	6.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.46%††	1.50%	1.47%	1.70%	1.66%	1.74%
Net expenses (d)	0.28%††	0.29%	0.28%	0.28%	0.27%	0.28%
Portfolio turnover rate	11%	29%	42%	58%	44%	44%
Net assets at end of period (in 000’s)	$ 682,623	$ 686,344	$ 716,077	$ 714,720	$ 865,873	$ 850,124

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Conservative Allocation Portfolio

MainStay VP Moderate Allocation Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	2/13/2006	7.57%	22.04%	9.40%	7.76%	0.61%
Service Class Shares	2/13/2006	7.43	21.73	9.13	7.49	0.86

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[1]	15.25%	40.79%	17.65%	14.84%
MSCI EAFE® Index (Net)[2]	8.83	32.35	10.28	5.89
Bloomberg Barclays U.S. Aggregate Bond Index[3]	-1.60	-0.33	3.03	3.39
Moderate Allocation Composite Index[4]	7.35	21.92	10.83	9.19
Morningstar Allocation—50% to 70% Equity Category Average[5]	9.54	26.62	10.00	7.89

1.	The S&P 500® Index is the Portfolio's primary benchmark. “S&P 500®" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The MSCI EAFE® Index (Net) is the Portfolio's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Portfolio has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
17

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Allocation Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,075.70	$0.15	$1,024.65	$0.15	0.03%
Service Class Shares	$1,000.00	$1,074.30	$1.44	$1,023.41	$1.40	0.28%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
18	MainStay VP Moderate Allocation Portfolio

Asset Diversification as of June 30, 2021 (Unaudited)
Equity Funds	56.4%
Fixed Income Funds	35.2
Short-Term Investments	8.6
Other Assets, Less Liabilities	(0.2)
See Portfolio of Investments beginning on page 23 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

19

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments1 the Portfolio’s Manager.
How did MainStay VP Moderate Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP Moderate Allocation Portfolio returned 7.57% for Initial Class shares and 7.43% for Service Class shares. Over the same period, both share classes underperformed the 15.25% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and the 8.83% return of the MSCI EAFE® Index (Net), which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2021, both share classes outperformed the −1.60% return of the Bloomberg Barclays U.S. Aggregate Bond Index and the 7.35% return of the Moderate Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the 9.54% return of the Morningstar Allocation—50% to 70% Equity Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting relative performance for the Portfolio versus the performance of a weighted combination of indices is the net performance of the Underlying Portfolios/Funds relative to their respective benchmarks.
Performance among the Portfolio’s Underlying Portfolio/Fund investments during the reporting period proved mixed with little positive or negative contribution to active return. Instead, asset class policy was primarily responsible for the Portfolio’s underperformance compared with the internally maintained blend of indices taken into consideration when managing the Portfolio. Three positions stand out, starting with the Portfolio’s non-U.S. equity exposure. Equity markets posted an historic rebound off their March 2020 lows, with U.S. markets leading due to a potent policy mix and ambitious vaccination rollout plans. We expected that stock markets in other nations would follow a similar trajectory as vaccination rates climbed and international economies more fully opened, closing the performance gap with U.S. equities. Accordingly, we increased the Portfolio’s exposure to non-U.S. markets. However, during the reporting period, foreign markets generally failed to keep pace with U.S. markets, thereby undermining the Portfolio’s relative returns.
Second, the Portfolio maintained lower-than-benchmark exposure to the floating rate loan market. We adopted this position as, in our view, underwriting standards tend to be less rigorous in the loan market today than was the case a few years ago. This deterioration in creditworthiness, coupled with already tight spreads3 and pockets of economic instability, led us to hold underweight exposure to the floating rate loan market. However, during the reporting period, loans performed well amid an ongoing hunt for yield and as investors prepared for tighter monetary policy down the road.
Finally, the Portfolio started the reporting period emphasizing large companies over small, reflecting our distrust of the degree to which small-cap stocks outperformed the broader market in the closing months of 2020. However, small caps continued to lead the market higher well into 2021, creating a headwind to performance. While that trend reversed to a degree during the reporting period, it did not do so until the size bias within the Portfolio was largely eliminated.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Portfolio’s asset class policy views and can be seen as detracting from performance during the reporting period.
How did you allocate the Portfolio’s assets during the reporting period and why?
The announcements in late 2020 of highly successful clinical trials for both the Moderna and Pfizer vaccines, followed shortly thereafter by granting of emergency use authorization and rapid distribution to the most vulnerable elements of the population, played a significant role in our determination of how best to allocate the Portfolio’s assets. As the vaccines brought the end of pandemic restrictions into view, we adjusted the Portfolio to favor pro-cyclical sectors and businesses in industries we believed likely to benefit most from the reopening of the economy. Similarly, we slid the Portfolio’s holdings a little way down the capitalization spectrum, committing a larger allocation of assets to small- and mid-cap companies likely to fare well in this environment. We also reduced interest rate sensitivity within the bond portion of the Portfolio, anticipating that mounting inflationary pressures would result in higher bond yields. These adjustments provided a modest tailwind for much of 2021 before

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 17 for more information on benchmark and peer group returns.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
20	MainStay VP Moderate Allocation Portfolio

undergoing an abrupt and puzzling reversal from mid-May through the end of June, at which time they detracted from Portfolio performance.
How did the Portfolio’s allocations change over the course of the reporting period?
The asset class repositioning noted above was largely implemented using derivatives, specifically total return swaps. These instruments increased the Portfolio’s exposure to small- and mid-cap stocks, non-U.S. markets and a basket of companies specifically leveraged to the reopening of the economy. The same approach was used to reduce the Portfolio’s exposure to large-cap U.S. stocks and a basket of companies identified as having been beneficiaries of lockdown conditions.
We also made a few adjustments at the Underlying Portfolio/Fund level, the most pronounced being a reduction in the Portfolio’s holdings of MainStay VP Indexed Bond Portfolio and MainStay VP Bond Portfolio, with proceeds being redirected to a mix of cash, MainStay VP Floating Rate Portfolio, MainStay VP MacKay High Yield Corporate Bond Portfolio and MainStay Short Term Bond Fund. Our goal was to lessen the Portfolio’s interest rate sensitivity at a time when we believed yields might rise in response to mounting inflationary concerns.
Other notable changes arose from portfolio restructurings as Wellington Management Company was named the new subadvisor on several MainStay products that concurrently underwent name changes. A few funds were also subject to mergers. For example, MainStay MacKay Common Stock Fund was renamed MainStay WMC Enduring Capital Fund when Wellington took the helm in early March, and MainStay Epoch U.S. All Cap Fund was subsequently merged into the renamed fund a short while later, thereby making the Portfolio an investor in MainStay WMC Enduring Capital Fund. Similarly, “new” positions arising from restructurings can be found in MainStay VP Wellington Growth Portfolio, MainStay WMC International Research Equity Fund and MainStay WMC Value Fund, among others.
Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?
Of the Underlying Equity Funds held for the entire reporting period, those posting the largest total returns included IQ Chaikin U.S. Small Cap ETF, MainStay WMC Enduring Capital Fund
(encompassing MainStay Epoch U.S. All Cap Fund after the merger cited above) and MainStay VP T. Rowe Price Equity Income Portfolio. The Underlying Equity Funds with the lowest total returns (none generated losses) were MainStay Epoch International Choice Fund, MainStay VP MacKay International Equity Portfolio and IQ Candriam ESG International Equity ETF.
Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/ Funds were the greatest detractors?
Allowing for the size of the allocation, the variation of that allocation across the reporting period and performance during that window of time, the Underlying Equity Funds making the strongest positive contributions to the Fund’s total return included MainStay VP MacKay S&P 500 Index Portfolio, MainStay VP Winslow Large Cap Growth Portfolio and IQ Candriam ESG U.S. Equity ETF. Those detracting most from total returns were MainStay VP Wellington U.S. Equity Portfolio, MainStay Epoch Capital Growth Fund and MainStay VP MacKay International Equity Portfolio.
What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?
Long bond yields moved sharply higher in the first quarter of 2021, with the rise presumably linked to investors’ growing awareness of potential inflationary pressures. The increase was partially reversed in the second quarter with two factors at work in our view. First, evidence suggested that the U.S. economy was moving past “peak growth”. Second, commentary from U.S. Federal Reserve officials and the release of the Statement of Economic Projections by the Federal Open Market Committee (FOMC) suggested that the FOMC might be willing to tighten policy sooner than previously assumed. At the same time, credit spreads tightened further, likely due to ample liquidity coupled with strong corporate fundaments.
During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?
As a rule, lower-quality credits (such as speculative-grade bonds and bank loans) and shorter-duration4 assets made the strongest positive contributions to the Portfolio’s performance. (Contributions take weightings and total returns into account.)
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
21

Conversely, high-quality, long-maturity bonds gave up a little ground.
Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?
Allowing for the size of the allocation, the variation of that allocation across the reporting period and performance during that window of time, the Underlying Fixed-Income Portfolios/Funds contributing most to the Fund’s return were MainStay MacKay Short Duration High Yield Fund and MainStay VP Floating Rate Portfolio. MainStay VP Indexed Bond Portfolio and MainStay VP Bond Portfolio detracted most significantly from performance.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
22	MainStay VP Moderate Allocation Portfolio

Portfolio of Investments June 30, 2021† (Unaudited)
	Shares	Value
Affiliated Investment Companies 91.6%
Equity Funds 56.4%
IQ 50 Percent Hedged FTSE International ETF (a)	893,838	$ 22,140,367
IQ 500 International ETF (a)	855,894	27,923,114
IQ Candriam ESG International Equity ETF (a)	839,260	24,884,059
IQ Candriam ESG U.S. Equity ETF (a)	1,357,865	49,965,902
IQ Chaikin U.S. Large Cap ETF (a)	1,022,876	34,118,540
IQ Chaikin U.S. Small Cap ETF (a)	542,353	19,310,370
MainStay Epoch Capital Growth Fund Class I (a)	262,408	4,183,067
MainStay Epoch International Choice Fund Class I (a)	485,655	20,249,534
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class (a)	2,215,505	28,219,115
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	1,896,697	32,572,361
MainStay VP MacKay International Equity Portfolio Initial Class	768,820	15,432,293
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	708,203	58,237,618
MainStay VP Small Cap Growth Portfolio Initial Class (a)	1,852,891	36,793,232
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	2,029,158	27,761,716
MainStay VP Wellington Growth Portfolio Initial Class	486,834	21,669,712
MainStay VP Wellington Mid Cap Portfolio Initial Class	1,653,461	26,783,265
MainStay VP Wellington Small Cap Portfolio Initial Class	1,459,492	19,991,980
MainStay VP Wellington U.S. Equity Portfolio Initial Class	100,121	3,291,665
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	1,460,296	53,913,395
MainStay WMC Enduring Capital Fund Class R6	949,580	31,846,934
MainStay WMC International Research Equity Fund Class I (a)	2,442,608	19,880,143
	Shares	Value

Equity Funds (continued)
MainStay WMC Value Fund Class R6	674,474	$ 36,789,163
Total Equity Funds (Cost $486,569,882)		615,957,545
Fixed Income Funds 35.2%
MainStay MacKay Short Duration High Yield Fund Class I	4,983,038	49,374,929
MainStay Short Term Bond Fund Class I	553,261	5,451,945
MainStay VP Bond Portfolio Initial Class	2,717,196	41,269,861
MainStay VP Floating Rate Portfolio Initial Class (a)	4,921,340	43,714,298
MainStay VP Indexed Bond Portfolio Initial Class (a)	19,162,420	211,645,091
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	2,133,358	21,977,637
MainStay VP PIMCO Real Return Portfolio Initial Class	1,138,398	10,955,488
Total Fixed Income Funds (Cost $378,397,180)		384,389,249
Total Affiliated Investment Companies (Cost $864,967,062)		1,000,346,794
Short-Term Investment 8.6%
Affiliated Investment Company 8.6%
MainStay U.S. Government Liquidity Fund, 0.01% (a)(b)	93,848,757	93,848,757
Total Short-Term Investment (Cost $93,848,757)	8.6%	93,848,757
Total Investments (Cost $958,815,819)	100.2%	1,094,195,551
Other Assets, Less Liabilities	(0.2)	(1,721,310)
Net Assets	100.0%	$ 1,092,474,241

†	Percentages indicated are based on Portfolio net assets.
(a)	As of June 30, 2021, the Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's/Fund's share class.
(b)	Current yield as of June 30, 2021.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
Swap Contracts
Open OTC total return equity swap contracts as of June 30, 2021 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi 2nd Wave Virus Basket	1 month LIBOR BBA plus 0.35%	12/2/21	Monthly	7,784	$ —
Citibank NA	Citi Stay at Home Basket	1 month LIBOR BBA minus 0.30%	12/2/21	Monthly	(9,404)	—
Citibank NA	iShares MSCI EAFE ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	37,025	—
Citibank NA	iShares MSCI EAFE Small-Cap ETF	1 month LIBOR BBA plus 0.55%	12/2/21	Monthly	10,574	—
Citibank NA	Russell 1000 Growth Total Return Index	1 month LIBOR BBA plus 0.03%	12/2/21	Monthly	(39,740)	—
Citibank NA	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.30%	12/2/21	Monthly	6,270	—
Citibank NA	Russell 2000 Total Return Index	1 month LIBOR BBA minus 0.06%	12/2/21	Monthly	(17,072)	—
Citibank NA	Russell Midcap Total Return Index	1 month LIBOR BBA plus 0.31%	12/2/21	Monthly	42,940	—
Citibank NA	VanEck Vectors Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/2/21	Monthly	9,170	—
						$ —

1.	As of June 30, 2021, cash in the amount $5,361,054 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of June 30, 2021.

Abbreviation(s):
BBA—British Bankers’ Association
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FTSE—Financial Times Stock Exchange
LIBOR—London Interbank Offered Rate
MSCI—Morgan Stanley Capital International
The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 615,957,545	$ —	$ —	$ 615,957,545
Fixed Income Funds	384,389,249	—	—	384,389,249
Total Affiliated Investment Companies	1,000,346,794	—	—	1,000,346,794
Short-Term Investment
Affiliated Investment Company	93,848,757	—	—	93,848,757
Total Investments in Securities	$ 1,094,195,551	$ —	$ —	$ 1,094,195,551

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Moderate Allocation Portfolio

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $958,815,819)	$1,094,195,551
Cash collateral on deposit at broker for swap contracts	5,361,054
Receivables:
Dividends	100,008
Portfolio shares sold	4,368
Other assets	11,267
Total assets	1,099,672,248
Liabilities
Due to custodian	361,054
Payables:
Dividends and interest on OTC swaps contracts	5,606,114
Portfolio shares redeemed	755,358
NYLIFE Distributors (See Note 3)	214,372
Investment securities purchased	99,300
Shareholder communication	98,807
Professional fees	48,987
Custodian	13,748
Trustees	267
Total liabilities	7,198,007
Net assets	$1,092,474,241
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 85,589
Additional paid-in-capital	914,281,678
914,367,267
Total distributable earnings (loss)	178,106,974
Net assets	$1,092,474,241
Initial Class
Net assets applicable to outstanding shares	$ 52,715,215
Shares of beneficial interest outstanding	4,088,485
Net asset value per share outstanding	$ 12.89
Service Class
Net assets applicable to outstanding shares	$1,039,759,026
Shares of beneficial interest outstanding	81,500,320
Net asset value per share outstanding	$ 12.76

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 3,505,869
Expenses
Distribution/Service—Service Class (See Note 3)	1,285,761
Professional fees	54,633
Shareholder communication	52,885
Custodian	22,549
Trustees	11,313
Miscellaneous	11,515
Total expenses	1,438,656
Net investment income (loss)	2,067,213
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	35,018,822
Realized capital gain distributions from affiliated investment companies	13,581,726
Swap transactions	1,386,574
Net realized gain (loss)	49,987,122
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	25,986,553
Net realized and unrealized gain (loss)	75,973,675
Net increase (decrease) in net assets resulting from operations	$78,040,888
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP Moderate Allocation Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,067,213	$ 16,200,095
Net realized gain (loss)	49,987,122	23,048,257
Net change in unrealized appreciation (depreciation)	25,986,553	68,669,592
Net increase (decrease) in net assets resulting from operations	78,040,888	107,917,944
Distributions to shareholders:
Initial Class	—	(2,317,718)
Service Class	—	(49,413,476)
Total distributions to shareholders	—	(51,731,194)
Capital share transactions:
Net proceeds from sales of shares	13,117,330	44,548,280
Net asset value of shares issued to shareholder in reinvestment of distributions	—	51,731,194
Cost of shares redeemed	(84,609,221)	(213,972,555)
Increase (decrease) in net assets derived from capital share transactions	(71,491,891)	(117,693,081)
Net increase (decrease) in net assets	6,548,997	(61,506,331)
Net Assets
Beginning of period	1,085,925,244	1,147,431,575
End of period	$1,092,474,241	$1,085,925,244
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 11.99	$ 11.32	$ 10.33	$ 11.89	$ 10.57	$ 10.59
Net investment income (loss) (a)	0.04	0.20	0.23	0.23	0.20	0.19
Net realized and unrealized gain (loss) on investments	0.86	1.07	1.60	(1.16)	1.36	0.48
Total from investment operations	0.90	1.27	1.83	(0.93)	1.56	0.67
Less distributions:
From net investment income	—	(0.29)	(0.36)	(0.27)	(0.19)	(0.24)
From net realized gain on investments	—	(0.31)	(0.48)	(0.36)	(0.05)	(0.45)
Total distributions	—	(0.60)	(0.84)	(0.63)	(0.24)	(0.69)
Net asset value at end of period	$ 12.89	$ 11.99	$ 11.32	$ 10.33	$ 11.89	$ 10.57
Total investment return (b)	7.51%(c)	11.57%	18.29%	(8.40)%	14.97%	6.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.63%††	1.83%	2.04%	1.99%	1.79%	1.76%
Net expenses (d)	0.03%††	0.03%	0.03%	0.02%	0.02%	0.03%
Portfolio turnover rate	13%	31%	40%	52%	33%	40%
Net assets at end of period (in 000’s)	$ 52,715	$ 48,025	$ 45,283	$ 43,161	$ 49,419	$ 43,873

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2021*	Year Ended December 31,
Service Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 11.88	$ 11.22	$ 10.23	$ 11.79	$ 10.48	$ 10.51
Net investment income (loss) (a)	0.02	0.17	0.20	0.20	0.17	0.16
Net realized and unrealized gain (loss) on investments	0.86	1.06	1.60	(1.16)	1.36	0.47
Total from investment operations	0.88	1.23	1.80	(0.96)	1.53	0.63
Less distributions:
From net investment income	—	(0.26)	(0.33)	(0.24)	(0.17)	(0.21)
From net realized gain on investments	—	(0.31)	(0.48)	(0.36)	(0.05)	(0.45)
Total distributions	—	(0.57)	(0.81)	(0.60)	(0.22)	(0.66)
Net asset value at end of period	$ 12.76	$ 11.88	$ 11.22	$ 10.23	$ 11.79	$ 10.48
Total investment return (b)	7.41%(c)	11.29%	18.00%	(8.63)%	14.68%	6.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.37%††	1.52%	1.76%	1.73%	1.53%	1.52%
Net expenses (d)	0.28%††	0.28%	0.27%	0.27%	0.27%	0.28%
Portfolio turnover rate	13%	31%	40%	52%	33%	40%
Net assets at end of period (in 000’s)	$ 1,039,759	$ 1,037,900	$ 1,102,149	$ 1,103,235	$ 1,288,895	$ 1,171,213

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP Moderate Allocation Portfolio

MainStay VP Growth Allocation Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	2/13/2006	10.95%	32.37%	11.51%	9.07%	0.71%
Service Class Shares	2/13/2006	10.81	32.04	11.23	8.80	0.96

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[1]	15.25%	40.79%	17.65%	14.84%
MSCI EAFE® Index (Net)[2]	8.83	32.35	10.28	5.89
Bloomberg Barclays U.S. Aggregate Bond Index[3]	-1.60	-0.33	3.03	3.39
Growth Allocation Composite Index[4]	10.46	30.11	13.35	10.98
Morningstar Allocation—70% to 85% Equity Category Average[5]	15.45	32.58	10.98	8.41

1.	The S&P 500® Index is the Portfolio's primary benchmark. “S&P 500®" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The MSCI EAFE® Index (Net) is the Portfolio's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Portfolio has selected the Growth Allocation Composite Index as an additional benchmark. The Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Allocation—70% to 85% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
29

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Allocation Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,109.50	$0.10	$1,024.70	$0.10	0.02%
Service Class Shares	$1,000.00	$1,108.10	$1.41	$1,023.46	$1.35	0.27%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
30	MainStay VP Growth Allocation Portfolio

Asset Diversification as of June 30, 2021 (Unaudited)
Equity Funds	77.3%
Fixed Income Funds	15.2
Short-Term Investments	7.7
Other Assets, Less Liabilities	(0.2)
See Portfolio of Investments beginning on page 35 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

31

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments1 the Portfolio’s Manager .
How did MainStay VP Growth Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP Growth Allocation Portfolio returned 10.95% for Initial Class shares and 10.81% for Service Class shares. Over the same period, both share classes underperformed the 15.25% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and outperformed the 8.83% return of the MSCI EAFE® Index (Net), which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2021, both share classes outperformed the −1.60% return of the Bloomberg Barclays U.S. Aggregate Bond Index and the 10.46% return of the Growth Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the 15.45% return of the Morningstar Allocation—70% to 85% Equity Category Average.2
Were there any changes to the Portfolio during the reporting period?
Effective May 1, 2021 the Portfolio’s name changed from MainStay VP Moderate Growth Allocation Portfolio to MainStay VP Growth Allocation Portfolio.
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting relative performance for the Portfolio versus the performance of a weighted combination of indices is the net performance of the Underlying Portfolios/Funds relative to their respective benchmarks.
Performance among the Portfolio’s Underlying Portfolio/Fund investments during the reporting period proved mixed, with little positive or negative contribution to active return. Instead, asset class policy was primarily responsible for the Portfolio’s underperformance compared with the internally maintained blend of indices taken into consideration when managing the Portfolio. Three positions stand out, starting with the Portfolio’s non-U.S. equity exposure. Equity markets posted an historic rebound off their March 2020 lows, with U.S. markets leading due to a potent policy mix and ambitious vaccination rollout plans. We expected that stock markets in other nations would follow a similar trajectory as vaccination rates climbed and international economies more fully opened, closing the performance gap with U.S. equities. Accordingly, we increased the Portfolio’s exposure to non-U.S. markets. However, during the reporting period, foreign markets generally failed to keep pace with U.S. markets, thereby undermining the Portfolio’s relative returns.
Second, the Portfolio maintained lower-than-benchmark exposure to the floating rate loan market. We adopted this position as, in our view, underwriting standards tend to be less rigorous in the loan market today than was the case a few years ago. This deterioration in creditworthiness, coupled with already tight spreads3 and pockets of economic instability, led us to hold underweight exposure to the floating rate loan market. However, during the reporting period, loans performed well amid an ongoing hunt for yield and as investors prepared for tighter monetary policy down the road.
Finally, the Portfolio started the reporting period emphasizing large companies over small, reflecting our distrust of the degree to which small-cap stocks outperformed the broader market in the closing months of 2020. However, small caps continued to lead the market higher well into 2021, creating a headwind to performance. While that trend reversed to a degree during the reporting period, it did not do so until the size bias within the Portfolio was largely eliminated.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Portfolio’s asset class policy views and can be seen as detracting from performance during the reporting period.
How did you allocate the Portfolio’s assets during the reporting period and why?
The announcements in late 2020 of highly successful clinical trials for both the Moderna and Pfizer vaccines, followed shortly thereafter by granting of emergency use authorization and rapid distribution to the most vulnerable elements of the population, played a significant role in our determination of how best to allocate the Portfolio’s assets. As the vaccines brought the end of pandemic restrictions into view, we adjusted the Portfolio to favor pro-cyclical sectors and businesses in industries we believed likely to benefit most from the reopening of the economy.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 29 for more information on benchmark and peer group returns.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
32	MainStay VP Growth Allocation Portfolio

Similarly, we slid the Portfolio’s holdings a little way down the capitalization spectrum, committing a larger allocation of assets to small- and mid-cap companies likely to fare well in this environment. We also reduced interest rate sensitivity within the bond portion of the Portfolio, anticipating that mounting inflationary pressures would result in higher bond yields. These adjustments provided a modest tailwind for much of 2021 before undergoing an abrupt and puzzling reversal from mid-May through the end of June, at which time they detracted from Portfolio performance.
How did the Portfolio’s allocations change over the course of the reporting period?
The asset class repositioning noted above was largely implemented using derivatives, specifically total return swaps. These instruments increased the Portfolio’s exposure to small- and mid-cap stocks, non-U.S. markets and a basket of companies specifically leveraged to the reopening of the economy. The same approach was used to reduce the Portfolio’s exposure to large-cap U.S. stocks and a basket of companies identified as having been beneficiaries of lockdown conditions.
We also made a few adjustments at the Underlying Portfolio/Fund level, the most pronounced being a reduction in the Portfolio’s holdings of MainStay VP Indexed Bond Portfolio and MainStay VP Bond Portfolio, with proceeds being redirected to a mix of cash, MainStay VP Floating Rate Portfolio, MainStay VP MacKay High Yield Corporate Bond Portfolio and MainStay Short Term Bond Fund. Our goal was to lessen the Portfolio’s interest rate sensitivity at a time when we believed yields might rise in response to mounting inflationary concerns.
Other notable changes arose from portfolio restructurings as Wellington Management Company was named the new subadvisor on several MainStay products that concurrently underwent name changes. A few funds were also subject to mergers. For example, MainStay MacKay Common Stock Fund was renamed MainStay WMC Enduring Capital Fund when Wellington took the helm in early March, and MainStay Epoch U.S. All Cap Fund was subsequently merged into the renamed fund a short while later, thereby making the Portfolio an investor in MainStay WMC Enduring Capital Fund. Similarly, “new” positions arising from restructurings can be found in MainStay VP Wellington Growth Portfolio, MainStay WMC International Research Equity Fund and MainStay WMC Value Fund, among others.
Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?
Of the Underlying Equity Funds held for the entire reporting period, those posting the largest total returns included IQ Chaikin U.S. Small Cap ETF, MainStay WMC Enduring Capital Fund (encompassing MainStay Epoch U.S. All Cap Fund after the merger cited above) and MainStay VP T. Rowe Price Equity Income Portfolio. The Underlying Equity Funds with the lowest total returns (none generated losses) were MainStay Epoch International Choice Fund, MainStay VP MacKay International Equity Portfolio and IQ Candriam ESG International Equity ETF.
Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/ Funds were the greatest detractors?
Allowing for the size of the allocation, the variation of that allocation across the reporting period and performance during that window of time, the Underlying Equity Funds making the strongest positive contributions to the Fund’s total return included MainStay VP MacKay S&P 500 Index Portfolio, MainStay VP Winslow Large Cap Growth Portfolio and MainStay WMC Enduring Capital Fund (encompassing MainStay Epoch U.S. All Cap Fund after the merger). Those detracting most from total returns were MainStay VP Wellington U.S. Equity Portfolio, MainStay Epoch Capital Growth Fund and MainStay VP MacKay International Equity Portfolio.
What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?
Long bond yields moved sharply higher in the first quarter of 2021, with the rise presumably linked to investors’ growing awareness of potential inflationary pressures. The increase was partially reversed in the second quarter with two factors at work, in our view. First, evidence suggested that the U.S. economy was moving past “peak growth”. Second, commentary from U.S. Federal Reserve officials and the release of the Statement of Economic Projections by the Federal Open Market Committee (FOMC) suggested that the FOMC might be willing to tighten policy sooner than previously assumed. At the same time, credit spreads tightened further, likely due to ample liquidity coupled with strong corporate fundaments.
33

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?
As a rule, lower-quality credits (such as speculative-grade bonds and bank loans) and shorter-duration4 assets made the strongest positive contributions to the Portfolio’s performance. (Contributions take weightings and total returns into account.) Conversely, high-quality, long-maturity bonds gave up a little ground.
Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?
Allowing for the size of the allocation, the variation of that allocation across the reporting period and performance during that window of time, the Underlying Fixed-Income Portfolios/Funds contributing most to the Fund’s return were MainStay MacKay Short Duration High Yield Fund and MainStay VP Floating Rate Portfolio. MainStay VP Indexed Bond Portfolio and MainStay VP Bond Portfolio detracted most significantly from performance.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
34	MainStay VP Growth Allocation Portfolio

Portfolio of Investments June 30, 2021† (Unaudited)
	Shares	Value
Affiliated Investment Companies 92.5%
Equity Funds 77.3%
IQ 50 Percent Hedged FTSE International ETF (a)	1,705,039	$ 42,233,816
IQ 500 International ETF (a)	2,056,710	67,099,135
IQ Candriam ESG International Equity ETF (a)	1,216,519	36,069,788
IQ Candriam ESG U.S. Equity ETF (a)	2,871,868	105,677,275
IQ Chaikin U.S. Large Cap ETF (a)	2,425,477	80,902,998
IQ Chaikin U.S. Small Cap ETF (a)	711,422	25,330,038
MainStay Epoch Capital Growth Fund Class I (a)	440,640	7,024,279
MainStay Epoch International Choice Fund Class I (a)	1,290,054	53,789,198
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class (a)	5,580,184	71,075,363
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	4,664,097	80,097,472
MainStay VP MacKay International Equity Portfolio Initial Class (a)	1,594,183	31,999,563
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	1,600,017	131,574,172
MainStay VP Small Cap Growth Portfolio Initial Class (a)	5,039,444	100,069,246
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	4,955,200	67,794,071
MainStay VP Wellington Growth Portfolio Initial Class (a)	914,306	40,697,119
MainStay VP Wellington Mid Cap Portfolio Initial Class (a)	3,816,000	61,812,718
MainStay VP Wellington Small Cap Portfolio Initial Class (a)	4,104,760	56,226,597
MainStay VP Wellington U.S. Equity Portfolio Initial Class	8,225	270,409
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (a)	3,408,977	125,857,726
MainStay WMC Enduring Capital Fund Class R6 (a)	2,115,393	70,945,849
MainStay WMC International Research Equity Fund Class I (a)	6,499,522	52,898,962
MainStay WMC Value Fund Class R6 (a)	1,616,171	88,154,040
Total Equity Funds (Cost $1,116,847,820)		1,397,599,834
	Shares	Value

Fixed Income Funds 15.2%
MainStay MacKay Short Duration High Yield Fund Class I (a)	8,333,670	$ 82,574,999
MainStay Short Term Bond Fund Class I (a)	925,295	9,118,043
MainStay VP Bond Portfolio Initial Class	910,023	13,821,793
MainStay VP Floating Rate Portfolio Initial Class (a)	8,230,639	73,109,475
MainStay VP Indexed Bond Portfolio Initial Class (a)	3,747,942	41,395,268
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	3,567,932	36,756,480
MainStay VP PIMCO Real Return Portfolio Initial Class	1,903,843	18,321,822
Total Fixed Income Funds (Cost $272,581,834)		275,097,880
Total Affiliated Investment Companies (Cost $1,389,429,654)		1,672,697,714
Short-Term Investment 7.7%
Affiliated Investment Company 7.7%
MainStay U.S. Government Liquidity Fund, 0.01% (a)(b)	138,892,599	138,892,599
Total Short-Term Investment (Cost $138,892,599)	7.7%	138,892,599
Total Investments (Cost $1,528,322,253)	100.2%	1,811,590,313
Other Assets, Less Liabilities	(0.2)	(3,443,863)
Net Assets	100.0%	$ 1,808,146,450

†	Percentages indicated are based on Portfolio net assets.
(a)	As of June 30, 2021, the Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's/Fund's share class.
(b)	Current yield as of June 30, 2021.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
Swap Contracts
Open OTC total return equity swap contracts as of June 30, 2021 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi 2nd Wave Virus Basket	1 month LIBOR BBA plus 0.35%	12/2/21	Monthly	13,084	$ —
Citibank NA	Citi Stay at Home Basket	1 month LIBOR BBA minus 0.30%	12/2/21	Monthly	(15,807)	—
Citibank NA	iShares MSCI EAFE ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	61,923	—
Citibank NA	iShares MSCI EAFE Small-Cap ETF	1 month LIBOR BBA plus 0.55%	12/2/21	Monthly	17,684	—
Citibank NA	iShares MSCI USA Momentum Factor ETF	1 month LIBOR BBA plus 0.55%	12/2/21	Monthly	42,827	—
Citibank NA	Russell 1000 Growth Total Return Index	1 month LIBOR BBA plus 0.03%	12/2/21	Monthly	(77,802)	—
Citibank NA	Russell 2000 Total Return Index	1 month LIBOR BBA minus 0.07%	12/2/21	Monthly	(24,496)	—
Citibank NA	Russell Midcap Total Return Index	1 month LIBOR BBA plus 0.31%	12/2/21	Monthly	73,845	—
Citibank NA	S&P 500 Total Return Index	1 month LIBOR BBA plus 0.10%	12/2/21	Monthly	(37,782)	—
Citibank NA	VanEck Vectors Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/2/21	Monthly	15,331	—
						$ —

1.	As of June 30, 2021, cash in the amount $9,000,000 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of June 30, 2021.

Abbreviation(s):
BBA—British Bankers’ Association
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FTSE—Financial Times Stock Exchange
LIBOR—London Interbank Offered Rate
MSCI—Morgan Stanley Capital International
The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 1,397,599,834	$ —	$ —	$ 1,397,599,834
Fixed Income Funds	275,097,880	—	—	275,097,880
Total Affiliated Investment Companies	1,672,697,714	—	—	1,672,697,714
Short-Term Investment
Affiliated Investment Company	138,892,599	—	—	138,892,599
Total Investments in Securities	$ 1,811,590,313	$ —	$ —	$ 1,811,590,313

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay VP Growth Allocation Portfolio

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $1,528,322,253)	$1,811,590,313
Cash collateral on deposit at broker for swap contracts	9,000,000
Receivables:
Dividends	167,430
Other assets	18,986
Total assets	1,820,776,729
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	9,630,169
Portfolio shares redeemed	2,241,140
NYLIFE Distributors (See Note 3)	352,602
Investment securities purchased	166,363
Shareholder communication	161,767
Professional fees	62,699
Custodian	15,211
Trustees	328
Total liabilities	12,630,279
Net assets	$1,808,146,450
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 135,307
Additional paid-in-capital	1,447,849,302
1,447,984,609
Total distributable earnings (loss)	360,161,841
Net assets	$1,808,146,450
Initial Class
Net assets applicable to outstanding shares	$ 104,816,602
Shares of beneficial interest outstanding	7,751,923
Net asset value per share outstanding	$ 13.52
Service Class
Net assets applicable to outstanding shares	$1,703,329,848
Shares of beneficial interest outstanding	127,555,117
Net asset value per share outstanding	$ 13.35

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 6,482,039
Expenses
Distribution/Service—Service Class (See Note 3)	2,131,156
Shareholder communication	86,532
Professional fees	77,055
Custodian	23,611
Trustees	18,793
Miscellaneous	18,676
Total expenses	2,355,823
Net investment income (loss)	4,126,216
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	49,335,530
Realized capital gain distributions from affiliated investment companies	31,598,405
Swap transactions	2,835,398
Net realized gain (loss)	83,769,333
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	99,490,874
Net realized and unrealized gain (loss)	183,260,207
Net increase (decrease) in net assets resulting from operations	$187,386,423
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay VP Growth Allocation Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 4,126,216	$ 27,223,667
Net realized gain (loss)	83,769,333	32,814,256
Net change in unrealized appreciation (depreciation)	99,490,874	137,830,502
Net increase (decrease) in net assets resulting from operations	187,386,423	197,868,425
Distributions to shareholders:
Initial Class	—	(5,689,162)
Service Class	—	(99,239,141)
Total distributions to shareholders	—	(104,928,303)
Capital share transactions:
Net proceeds from sales of shares	4,707,236	31,035,516
Net asset value of shares issued to shareholder in reinvestment of distributions	—	104,928,303
Cost of shares redeemed	(193,883,799)	(379,216,886)
Increase (decrease) in net assets derived from capital share transactions	(189,176,563)	(243,253,067)
Net increase (decrease) in net assets	(1,790,140)	(150,312,945)
Net Assets
Beginning of period	1,809,936,590	1,960,249,535
End of period	$1,808,146,450	$1,809,936,590
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 12.19	$ 11.51	$ 10.57	$ 12.61	$ 11.00	$ 11.08
Net investment income (loss) (a)	0.04	0.21	0.26	0.21	0.17	0.18
Net realized and unrealized gain (loss) on investments	1.29	1.21	1.91	(1.47)	1.86	0.64
Total from investment operations	1.33	1.42	2.17	(1.26)	2.03	0.82
Less distributions:
From net investment income	—	(0.34)	(0.39)	(0.24)	(0.18)	(0.24)
From net realized gain on investments	—	(0.40)	(0.84)	(0.54)	(0.24)	(0.66)
Total distributions	—	(0.74)	(1.23)	(0.78)	(0.42)	(0.90)
Net asset value at end of period	$ 13.52	$ 12.19	$ 11.51	$ 10.57	$ 12.61	$ 11.00
Total investment return (b)	10.91%(c)	12.94%	21.42%	(10.73)%	18.62%	7.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.70%††	1.87%	2.22%	1.71%	1.43%	1.60%
Net expenses (d)	0.02%††	0.03%	0.02%	0.02%	0.02%	0.03%
Portfolio turnover rate	11%	32%	41%	44%	31%	33%
Net assets at end of period (in 000’s)	$ 104,817	$ 98,314	$ 91,615	$ 80,133	$ 90,089	$ 76,025

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2021*	Year Ended December 31,
Service Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 12.05	$ 11.38	$ 10.47	$ 12.49	$ 10.90	$ 10.99
Net investment income (loss) (a)	0.03	0.17	0.22	0.17	0.14	0.14
Net realized and unrealized gain (loss) on investments	1.27	1.21	1.88	(1.44)	1.84	0.64
Total from investment operations	1.30	1.38	2.10	(1.27)	1.98	0.78
Less distributions:
From net investment income	—	(0.31)	(0.35)	(0.21)	(0.15)	(0.21)
From net realized gain on investments	—	(0.40)	(0.84)	(0.54)	(0.24)	(0.66)
Total distributions	—	(0.71)	(1.19)	(0.75)	(0.39)	(0.87)
Net asset value at end of period	$ 13.35	$ 12.05	$ 11.38	$ 10.47	$ 12.49	$ 10.90
Total investment return (b)	10.79%(c)	12.65%	21.12%	(10.95)%	18.32%	7.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.44%††	1.55%	1.90%	1.42%	1.17%	1.32%
Net expenses (d)	0.27%††	0.28%	0.27%	0.27%	0.27%	0.28%
Portfolio turnover rate	11%	32%	41%	44%	31%	33%
Net assets at end of period (in 000’s)	$ 1,703,330	$ 1,711,623	$ 1,868,634	$ 1,849,974	$ 2,263,952	$ 1,990,699

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay VP Growth Allocation Portfolio

MainStay VP Equity Allocation Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	2/13/2006	13.80%	41.15%	13.49%	10.16%	0.74%
Service Class Shares	2/13/2006	13.66	40.80	13.21	9.88	0.99

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[1]	15.25%	40.79%	17.65%	14.84%
MSCI EAFE® Index (Net)[2]	8.83	32.35	10.28	5.89
Equity Allocation Composite Index[3]	13.64	38.71	15.82	12.71
Morningstar Allocation—85%+ Equity Category Average[4]	13.45	40.06	13.11	9.97

1.	The S&P 500® Index is the Portfolio's primary benchmark. “S&P 500®" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The MSCI EAFE® Index (Net) is the Portfolio's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Portfolio has selected the Equity Allocation Composite Index as an additional benchmark. The Equity Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index (Net) weighted 75% and 25%, respectively. Prior to February 28, 2014, the Equity Allocation Composite Index consisted of the S&P 500® Index and the MSCI EAFE® Index (Net) weighted 80% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Allocation—85%+ Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures of over 85%. These funds typically allocate at least 10% to equities of foreign companies and do not exclusively allocate between cash and equities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
41

Cost in Dollars of a $1,000 Investment in MainStay VP Equity Allocation Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,138.00	$0.16	$1,024.65	$0.15	0.03%
Service Class Shares	$1,000.00	$1,136.60	$1.48	$1,023.41	$1.40	0.28%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
42	MainStay VP Equity Allocation Portfolio

Asset Diversification as of June 30, 2021 (Unaudited)
Equity Funds	97.1%
Short-Term Investments	2.9
Other Assets, Less Liabilities	0.0 ‡

‡	Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 46 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

43

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments1 the Portfolio’s Manager.
How did MainStay VP Equity Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP Equity Allocation Portfolio returned 13.80% for Initial Class shares and 13.66% for Service Class shares. Over the same period, both share classes underperformed the 15.25% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and outperformed the 8.83% return of the MSCI EAFE® Index (Net), which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2021, both share classes outperformed the 13.64% return of the Equity Allocation Composite Index and the 13.45% return of Morningstar Allocation—85%+ Equity Category Average.2
Were there any changes to the Portfolio during the reporting period?
Effective May 1, 2021 the Portfolio’s name changed from MainStay VP Growth Allocation Portfolio to MainStay VP Equity Allocation Portfolio. Additionally, the Portfolio’s investment strategy was changed to provide that the Portfolio invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in Underlying Equity Portfolios/Funds.
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in a range of capitalizations and geographies, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting relative performance for the Portfolio versus the performance of a weighted combination of indices is the net performance of the Underlying Portfolios/Funds relative to their respective benchmarks.
Performance among the Portfolio’s Underlying Portfolio/Fund investments during the reporting period proved mixed with little positive or negative contribution to active return. Instead, asset class policy was primarily responsible for the Portfolio’s underperformance compared with the internally maintained blend of indices taken into consideration when managing the Portfolio. Two positions stand out, starting with the Portfolio’s non-U.S. equity exposure. Equity markets posted an historic rebound off their March 2020 lows, with U.S. markets leading due to a potent policy mix and ambitious vaccination rollout plans. We expected that stock markets in other nations would follow a similar trajectory as vaccination rates climbed and international economies more fully opened, closing the performance gap with U.S. equities. Accordingly, we increased the Portfolio’s exposure to non-U.S. markets. However, during the reporting period, foreign markets generally failed to keep pace with U.S. markets, thereby undermining the Portfolio’s relative returns.
Second, the Portfolio started the reporting period emphasizing large companies over small, reflecting our distrust of the degree to which small-cap stocks outperformed the broader market in the closing months of 2020. However, small caps continued to lead the market higher well into 2021, creating a headwind to performance. While that trend reversed to a degree during the reporting period, it did not do so until the size bias within the Portfolio was largely eliminated.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Portfolio’s asset class policy views and can be seen as detracting from performance during the reporting period. Swaps were also employed to mitigate certain systematic biases evident in the Underlying Portfolio/Fund holdings. Contracts held for that purpose contributed positively to return.
How did you allocate the Portfolio’s assets during the reporting period and why?
The announcements in late 2020 of highly successful clinical trials for both the Moderna and Pfizer vaccines, followed shortly thereafter by granting of emergency use authorization and rapid distribution to the most vulnerable elements of the population, played a significant role in our determination of how best to allocate the Portfolio’s assets. As the vaccines brought the end of pandemic restrictions into view, we adjusted the Portfolio to favor pro-cyclical sectors and businesses in industries we believed likely to benefit most from the reopening of the economy. Similarly, we slid the Portfolio’s holdings a little way down the capitalization spectrum, committing a larger allocation of assets to small- and mid-cap companies likely to fare well in this environment. These adjustments provided a modest tailwind for much of 2021 before undergoing an abrupt and puzzling reversal from mid-May through the end of June, at which time they detracted from Portfolio performance.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 41 for more information on benchmark and peer group returns.
44	MainStay VP Equity Allocation Portfolio

How did the Portfolio’s allocations change over the course of the reporting period?
The asset class repositioning noted above was largely implemented using derivatives, specifically total return swaps. These instruments increased the Portfolio’s exposure to small- and mid-cap stocks, non-U.S. markets and a basket of companies specifically leveraged to the reopening of the economy. The same approach was used to reduce the Portfolio’s exposure to large-cap U.S. stocks and a basket of companies identified as having been beneficiaries of lockdown conditions.
At the Underlying Portfolio/Fund level, notable changes arose from portfolio restructurings as Wellington Management Company was named the new subadvisor on several MainStay products that concurrently underwent name changes. A few funds were also subject to mergers. For example, MainStay MacKay Common Stock Fund was renamed MainStay WMC Enduring Capital Fund when Wellington took the helm in early March, and MainStay Epoch U.S. All Cap Fund was subsequently merged into the renamed fund a short while later, thereby making the Portfolio an investor in MainStay WMC Enduring Capital Fund. Similarly, “new” positions arising from restructurings can be found in MainStay VP Wellington Growth Portfolio, MainStay WMC International Research Equity Fund and MainStay WMC Value Fund, among others.
Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?
Of the Underlying Equity Funds held for the entire reporting period, those posting the largest total returns included IQ Chaikin U.S. Small Cap ETF, MainStay WMC Enduring Capital Fund (encompassing MainStay Epoch U.S. All Cap Fund after the merger cited above) and MainStay VP T. Rowe Price Equity Income Portfolio. The Underlying Equity Funds with the lowest total returns (none generated losses) were MainStay Epoch International Choice Fund, MainStay VP MacKay International Equity Portfolio and IQ Candriam ESG International Equity ETF.
Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/ Funds were the greatest detractors?
Allowing for the size of the allocation, the variation of that allocation across the reporting period and performance during that window of time, the Underlying Equity Funds making the strongest positive contributions to the Fund’s total return included MainStay
VP MacKay S&P 500 Index Portfolio, MainStay MAP Equity/WMC Value Fund and MainStay VP Winslow Large Cap Growth Portfolio. Those detracting most were MainStay VP Wellington U.S. Equity Portfolio, MainStay Epoch Capital Growth Fund and IQ Chaikin U.S. Small Cap ETF.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
45

Portfolio of Investments June 30, 2021† (Unaudited)
	Shares	Value
Affiliated Investment Companies 97.1%
Equity Funds 97.1%
IQ 50 Percent Hedged FTSE International ETF (a)	1,001,996	$ 24,819,441
IQ 500 International ETF (a)	1,520,411	49,602,649
IQ Candriam ESG International Equity ETF (a)	1,059,579	31,416,517
IQ Candriam ESG U.S. Equity ETF (a)	2,418,403	88,990,942
IQ Chaikin U.S. Large Cap ETF (a)	1,622,491	54,118,999
IQ Chaikin U.S. Small Cap ETF (a)	327,996	11,678,232
MainStay Epoch Capital Growth Fund Class I (a)	276,057	4,400,656
MainStay Epoch International Choice Fund Class I (a)	988,702	41,224,235
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class (a)	4,856,185	61,853,718
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	3,921,398	67,342,947
MainStay VP MacKay International Equity Portfolio Initial Class (a)	1,786,613	35,862,151
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	1,685,731	138,622,728
MainStay VP Small Cap Growth Portfolio Initial Class (a)	2,612,562	51,878,168
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	4,314,149	59,023,599
MainStay VP Wellington Growth Portfolio Initial Class (a)	1,042,991	46,425,084
MainStay VP Wellington Mid Cap Portfolio Initial Class	2,881,221	46,670,874
MainStay VP Wellington Small Cap Portfolio Initial Class (a)	1,985,390	27,195,673
	Shares	Value

Equity Funds (continued)
MainStay VP Wellington U.S. Equity Portfolio Initial Class	809,513	$ 26,614,186
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (a)	2,592,061	95,697,578
MainStay WMC Enduring Capital Fund Class R6 (a)	1,355,240	45,451,901
MainStay WMC International Research Equity Fund Class I (a)	4,993,996	40,645,631
MainStay WMC Value Fund Class R6 (a)	1,490,892	81,320,688
Total Affiliated Investment Companies (Cost $911,096,835)		1,130,856,597
Short-Term Investment 2.9%
Affiliated Investment Company 2.9%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	33,724,598	33,724,598
Total Short-Term Investment (Cost $33,724,598)	2.9%	33,724,598
Total Investments (Cost $944,821,433)	100.0%	1,164,581,195
Other Assets, Less Liabilities	0.0‡	357,625
Net Assets	100.0%	$ 1,164,938,820

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	As of June 30, 2021, the Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's/Fund's share class.
(b)	Current yield as of June 30, 2021.

Swap Contracts
Open OTC total return equity swap contracts as of June 30, 2021 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi 2nd Wave Virus Basket	1 month LIBOR BBA plus 0.35%	12/2/21	Monthly	8,218	$ —
Citibank NA	Citi Stay at Home Basket	1 month LIBOR BBA minus 0.30%	12/2/21	Monthly	(9,928)	—
Citibank NA	iShares MSCI EAFE ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	39,639	—
Citibank NA	iShares MSCI EAFE Small-Cap ETF	1 month LIBOR BBA plus 0.55%	12/2/21	Monthly	11,320	—
Citibank NA	iShares MSCI USA Momentum Factor ETF	1 month LIBOR BBA plus 0.55%	12/2/21	Monthly	48,280	—
Citibank NA	Russell 1000 Growth Total Return Index	1 month LIBOR BBA plus 0.03%	12/2/21	Monthly	(49,800)	—
Citibank NA	Russell 2000 Total Return Index	1 month LIBOR BBA minus 0.08%	12/2/21	Monthly	(14,122)	—
Citibank NA	Russell Midcap Total Return Index	1 month LIBOR BBA plus 0.31%	12/2/21	Monthly	44,902	—
Citibank NA	S&P 500 Total Return Index	1 month LIBOR BBA plus 0.10%	12/2/21	Monthly	(50,633)	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
46	MainStay VP Equity Allocation Portfolio

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	VanEck Vectors Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/2/21	Monthly	5,362	$ —
						$ —

1.	As of June 30, 2021, cash in the amount $5,743,897 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of June 30, 2021.

Abbreviation(s):
BBA—British Bankers’ Association
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FTSE—Financial Times Stock Exchange
LIBOR—London Interbank Offered Rate
MSCI—Morgan Stanley Capital International
The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 1,130,856,597	$ —	$ —	$ 1,130,856,597
Short-Term Investment
Affiliated Investment Company	33,724,598	—	—	33,724,598
Total Investments in Securities	$ 1,164,581,195	$ —	$ —	$ 1,164,581,195

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $944,821,433)	$1,164,581,195
Cash	842,074
Cash collateral on deposit at broker for swap contracts	5,743,897
Receivables:
Dividends	298
Other assets	13,722
Total assets	1,171,181,186
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	5,454,839
Portfolio shares redeemed	412,306
NYLIFE Distributors (See Note 3)	219,093
Shareholder communication	92,831
Professional fees	48,499
Custodian	14,731
Trustees	67
Total liabilities	6,242,366
Net assets	$1,164,938,820
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 82,087
Additional paid-in-capital	871,968,341
872,050,428
Total distributable earnings (loss)	292,888,392
Net assets	$1,164,938,820
Initial Class
Net assets applicable to outstanding shares	$ 101,153,709
Shares of beneficial interest outstanding	7,044,021
Net asset value per share outstanding	$ 14.36
Service Class
Net assets applicable to outstanding shares	$1,063,785,111
Shares of beneficial interest outstanding	75,042,479
Net asset value per share outstanding	$ 14.18

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
48	MainStay VP Equity Allocation Portfolio

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 2,681,661
Interest	1,643
Total income	2,683,304
Expenses
Distribution/Service—Service Class (See Note 3)	1,311,835
Professional fees	55,113
Shareholder communication	50,819
Custodian	22,444
Trustees	11,660
Miscellaneous	10,574
Total expenses	1,462,445
Net investment income (loss)	1,220,859
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	33,478,046
Realized capital gain distributions from affiliated investment companies	22,603,950
Swap transactions	2,218,404
Net realized gain (loss)	58,300,400
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	88,469,498
Net realized and unrealized gain (loss)	146,769,898
Net increase (decrease) in net assets resulting from operations	$147,990,757
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,220,859	$ 13,999,807
Net realized gain (loss)	58,300,400	41,630,464
Net change in unrealized appreciation (depreciation)	88,469,498	97,042,610
Net increase (decrease) in net assets resulting from operations	147,990,757	152,672,881
Distributions to shareholders:
Initial Class	—	(5,868,206)
Service Class	—	(66,857,357)
Total distributions to shareholders	—	(72,725,563)
Capital share transactions:
Net proceeds from sales of shares	1,632,359	46,065,158
Net asset value of shares issued to shareholder in reinvestment of distributions	—	72,725,563
Cost of shares redeemed	(119,149,032)	(181,229,820)
Increase (decrease) in net assets derived from capital share transactions	(117,516,673)	(62,439,099)
Net increase (decrease) in net assets	30,474,084	17,508,219
Net Assets
Beginning of period	1,134,464,736	1,116,956,517
End of period	$1,164,938,820	$1,134,464,736
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
50	MainStay VP Equity Allocation Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 12.62	$ 11.80	$ 10.50	$ 12.65	$ 10.60	$ 10.63
Net investment income (loss) (a)	0.03	0.18	0.21	0.18	0.12	0.12
Net realized and unrealized gain (loss) on investments	1.71	1.49	2.25	(1.67)	2.26	0.68
Total from investment operations	1.74	1.67	2.46	(1.49)	2.38	0.80
Less distributions:
From net investment income	—	(0.27)	(0.36)	(0.19)	(0.12)	(0.17)
From net realized gain on investments	—	(0.58)	(0.80)	(0.47)	(0.21)	(0.66)
Total distributions	—	(0.85)	(1.16)	(0.66)	(0.33)	(0.83)
Net asset value at end of period	$ 14.36	$ 12.62	$ 11.80	$ 10.50	$ 12.65	$ 10.60
Total investment return (b)	13.79%(c)	15.02%	24.58%	(12.78)%	22.67%	7.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.45%††	1.64%	1.80%	1.42%	1.05%	1.19%
Net expenses (d)	0.03%††	0.03%	0.03%	0.02%	0.02%	0.03%
Portfolio turnover rate	8%	26%	38%	28%	26%	21%
Net assets at end of period (in 000’s)	$ 101,154	$ 92,647	$ 83,143	$ 66,326	$ 76,504	$ 60,070

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2021*	Year Ended December 31,
Service Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 12.47	$ 11.67	$ 10.39	$ 12.53	$ 10.51	$ 10.55
Net investment income (loss) (a)	0.01	0.15	0.17	0.14	0.09	0.10
Net realized and unrealized gain (loss) on investments	1.70	1.47	2.24	(1.65)	2.24	0.66
Total from investment operations	1.71	1.62	2.41	(1.51)	2.33	0.76
Less distributions:
From net investment income	—	(0.24)	(0.33)	(0.16)	(0.10)	(0.14)
From net realized gain on investments	—	(0.58)	(0.80)	(0.47)	(0.21)	(0.66)
Total distributions	—	(0.82)	(1.13)	(0.63)	(0.31)	(0.80)
Net asset value at end of period	$ 14.18	$ 12.47	$ 11.67	$ 10.39	$ 12.53	$ 10.51
Total investment return (b)	13.71%(c)	14.74%	24.27%	(12.99)%	22.36%	7.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.19%††	1.34%	1.49%	1.16%	0.81%	0.95%
Net expenses (d)	0.28%††	0.28%	0.28%	0.27%	0.27%	0.28%
Portfolio turnover rate	8%	26%	38%	28%	26%	21%
Net assets at end of period (in 000’s)	$ 1,063,785	$ 1,041,818	$ 1,033,813	$ 929,230	$ 1,074,280	$ 829,780

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios” and each individually, referred to as a "Portfolio"). These financial statements and notes relate to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio) (collectively referred to as the “Allocation Portfolios” and each individually referred to as an “Allocation Portfolio”). Each is a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Allocation Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Allocation Portfolios to, among others, certain NYLIAC separate accounts. The separate accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies.
The following table lists each Portfolio's share classes that have been registered and commenced operations:
Fund	Share Classes Commenced Operations[1]
MainStay VP Conservative Allocation Fund	Initial Class, Service Class
MainStay VP Moderate Allocation Fund	Initial Class, Service Class
MainStay VP Growth Allocation Fund	Initial Class, Service Class
MainStay VP Equity Allocation Fund	Initial Class, Service Class
1.	For each VP Allocation Portfolio, Initial Class and Service Class shares were registered for sale as of February 13, 2006.
Shares of the Allocation Portfolios are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Allocation Portfolios' shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Allocation Portfolios pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Allocation Portfolios to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The investment objective for each of the Allocation Portfolios is as follows:
The MainStay VP Conservative Allocation Portfolio seeks current income and, secondarily, long-term growth of capital.
The MainStay VP Moderate Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.
The MainStay VP Growth Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.
The MainStay VP Equity Allocation Portfolio seeks long-term growth of capital.
The Allocation Portfolios are "fund-of-funds" that seek to achieve their investment objectives by investing in mutual funds and exchange-traded funds ("ETFs") managed by New York Life Investment Management LLC ("New York Life Investments" or "Manager") or its affiliates (the “Underlying Portfolios/Funds”).
Note 2–Significant Accounting Policies
The Allocation Portfolios are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Allocation Portfolios prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Allocation Portfolios are open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of each Allocation Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Allocation Portfolios' assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Allocation Portfolios' third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The

52	MainStay VP Asset Allocation Funds

Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price an Allocation Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each Allocation Portfolio. Unobservable inputs reflect each Allocation Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including each Allocation Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of each Allocation Portfolio’s assets and liabilities as of June 30, 2021, is included at the end of the Portfolio of Investments.
Investments in Underlying Portfolios/Funds are valued at their respective NAVs at the close of business each day, except for investment in ETFs.
Investments in ETFs are valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Securities held by the Underlying Portfolios/Funds are valued using policies consistent with those used by the Underlying Portfolios/Funds. Equity securities, including shares of ETFs, are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date.
Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Allocation Portfolios will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Allocation Portfolios' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Portfolio within the allowable time limits.
53

Notes to Financial Statements (Unaudited) (continued)
The Manager evaluates each Allocation Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Allocation Portfolios' tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Portfolios' financial statements. The Allocation Portfolios' federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Allocation Portfolios intend to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the respective Allocation Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Allocation Portfolios record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Portfolios from the Underlying Portfolios are recorded on the ex-dividend date. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Allocation Portfolios are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Portfolios, including those of related parties to the Allocation Portfolios, are shown in the Statement of Operations.
Additionally, the Allocation Portfolios may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights. In addition, the Allocation Portfolios bear a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which they invest. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Allocation Portfolios may own different pro-portions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Portfolio may vary.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Swap Contracts. The Allocation Portfolios may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Allocation Portfolios will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Allocation Portfolios receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Allocation Portfolios' current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Allocation Portfolios typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Allocation Portfolios' exposure to the credit risk of its original counterparty. The Allocation Portfolios will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Allocation Portfolios would be required to post in an uncleared

54	MainStay VP Asset Allocation Funds

transaction. As of June 30, 2021, all swap positions outstanding are shown in the Portfolio of Investments.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Allocation Portfolios bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Allocation Portfolios may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.
Equity Swaps (Total Return Swaps). Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Allocation Portfolios enter into a “long” equity swap, the counterparty may agree to pay the Allocation Portfolios the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Allocation Portfolios will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Allocation Portfolios' return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Allocation Portfolios on the notional amount. Alternatively, when the Allocation Portfolios enter into a “short” equity swap, the counterparty will generally agree to pay the Allocation Portfolios the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Allocation Portfolios sold a particular referenced security or securities short, less the dividend expense that the Allocation Portfolios would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the
Allocation Portfolios will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.
Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Allocation Portfolios are contractually obligated to make. If the other party to an equity swap defaults, the Allocation Portfolios' risk of loss consists of the net amount of payments that the Allocation Portfolios are contractually entitled to receive, if any. The Allocation Portfolios will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Allocation Portfolios' current obligations. The Allocation Portfolios and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Allocation Portfolios' borrowing restrictions.
Equity swaps are derivatives and their value can be very volatile. The Allocation Portfolios may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or the Subadvisor do not accurately analyze and predict future market trends, the values or assets or economic factors, the Allocation Portfolios may suffer a loss, which may be substantial.
(H) LIBOR Replacement Risk. The Allocation Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Allocation Portfolios' performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and
55

Notes to Financial Statements (Unaudited) (continued)
existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Allocation Portfolios' performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors.
(I) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Allocation Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Allocation Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Portfolios that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Portfolios.
(J) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Allocation Portfolios' derivative and hedging activities, including how such activities are accounted for and their effect on the Allocation Portfolios' financial positions, performance and cash flows.
MainStay VP Conservative Allocation Portfolio
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$595,936	$595,936
Total Net Realized Gain (Loss)	$595,936	$595,936

Average Notional Amount	Total
Swap Contracts Long	$ 73,320,450
Swap Contracts Short	$(34,241,245)
MainStay VP Moderate Allocation Portfolio
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$1,386,574	$1,386,574
Total Net Realized Gain (Loss)	$1,386,574	$1,386,574

Average Notional Amount	Total
Swap Contracts Long	$128,931,231
Swap Contracts Short	$ (66,682,944)
MainStay VP Growth Allocation Portfolio
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$2,835,398	$2,835,398
Total Net Realized Gain (Loss)	$2,835,398	$2,835,398

Average Notional Amount	Total
Swap Contracts Long	$ 203,113,950
Swap Contracts Short	$(103,776,056)
MainStay VP Equity Allocation Portfolio
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$2,218,404	$2,218,404
Total Net Realized Gain (Loss)	$2,218,404	$2,218,404

Average Notional Amount	Total
Swap Contracts Long	$115,416,602
Swap Contracts Short	$ (74,661,945)
Note 3–Fees and Related Party Transactions
(A) Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Allocation Portfolios' Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Portfolios. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Portfolios. Except for the portion of salaries and expenses that are the responsibility

56	MainStay VP Asset Allocation Funds

of the Allocation Portfolios, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Portfolios and certain operational expenses of the Allocation Portfolios. The Allocation Portfolios reimburse New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Allocation Portfolios.
The Allocation Portfolios do not pay any fees to the Manager in return for the services performed under the Management Agreement. The Allocation Portfolios do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Portfolios/Funds in which the Allocation Portfolios invest.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Allocation Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Portfolios' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Portfolios' administrative operations. For providing these services to the Allocation Portfolios, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Allocation Portfolios. The Allocation Portfolios will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Allocation Portfolios.
(B) Distribution and Service Fees.  The Fund, on behalf of the Allocation Portfolios, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Allocation Portfolios have adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the respective Portfolio.
(C) Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
MainStay VP Conservative Allocation Portfolio
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE International ETF	$ 14,322	$ —	$ (1,838)	$ 195	$ 1,075	$ 13,754	$ 238	$ —	555
IQ 500 International ETF	11,409	212	(1,056)	121	1,206	11,892	232	—	365
IQ Candriam ESG International Equity ETF	12,059	—	(895)	249	737	12,150	179	—	410
IQ Candriam ESG U.S. Equity ETF	19,112	844	(1,942)	393	2,146	20,553	116	—	559
IQ Chaikin U.S. Large Cap ETF	13,446	6	(1,529)	348	1,467	13,738	71	—	412
IQ Chaikin U.S. Small Cap ETF	6,251	—	(1,631)	462	789	5,871	27	—	165
IQ S&P High Yield Low Volatility Bond ETF	7,049	151	(7,100)	76	(176)	—	105	—	—
MainStay Epoch Capital Growth Fund Class I	2,548	44	(353)	35	287	2,561	—	—	161
MainStay Epoch International Choice Fund Class I	7,627	1	(1,022)	108	320	7,034	—	—	169
MainStay MacKay Short Duration High Yield Fund Class I	53,201	4,602	(9,225)	41	818	49,437	1,157	—	4,989
MainStay Short Term Bond Fund Class I	—	3,575	(50)	—	(16)	3,509	16	—	356
MainStay U.S. Government Liquidity Fund	22,830	129,722	(95,904)	—	—	56,648	2	—	56,648
MainStay VP Bond Portfolio Initial Class	49,624	445	(6,999)	738	(1,312)	42,496	—	—	2,798
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class (a)	11,057	346	(1,991)	531	638	10,581	—	—	831
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	11,941	20	(1,307)	165	1,374	12,193	—	—	710
MainStay VP Floating Rate Portfolio Initial Class	21,199	25,012	(655)	(19)	193	45,730	452	—	5,148
57

Notes to Financial Statements (Unaudited) (continued)
MainStay VP Conservative Allocation Portfolio (continued)
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay VP Indexed Bond Portfolio Initial Class	$ 280,683	$ 2,921	$ (51,972)	$ 5,594	$ (10,617)	$ 226,609	$ —	$ —	20,517
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	—	14,013	—	—	134	14,147	—	—	1,373
MainStay VP MacKay International Equity Portfolio Initial Class	8,073	—	(3,181)	617	(74)	5,435	—	—	271
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	37,381	—	(15,970)	6,508	(1,489)	26,430	—	—	321
MainStay VP PIMCO Real Return Portfolio Initial Class	7,078	43	(186)	16	100	7,051	—	—	733
MainStay VP Small Cap Growth Portfolio Initial Class	16,155	923	(6,801)	2,253	(1,051)	11,479	—	—	578
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	10,147	86	(1,651)	127	1,626	10,335	—	—	755
MainStay VP Wellington Growth Portfolio Initial Class (b)	5,992	6,302	(758)	221	969	12,726	—	—	286
MainStay VP Wellington Mid Cap Portfolio Initial Class (c)	9,783	—	(1,815)	45	1,424	9,437	—	—	583
MainStay VP Wellington Small Cap Portfolio Initial Class (d)	6,717	—	(1,569)	401	702	6,251	—	—	456
MainStay VP Wellington U.S. Equity Portfolio Initial Class (e)	—	4,069	—	—	94	4,163	—	—	127
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	22,519	793	(2,439)	676	2,078	23,627	—	—	640
MainStay WMC Enduring Capital Fund Class R6 (f)(g)	12,942	5,647	(2,787)	154	(3,351)	12,605	5	5,642	376
MainStay WMC International Research Equity Fund Class I (h)	6,116	1,082	(1,070)	(156)	815	6,787	—	—	834
MainStay WMC Value Fund Class R6 (i)(j)	14,991	7	(2,056)	460	1,834	15,236	—	—	279
	$ 702,252	$ 200,866	$ (225,752)	$ 20,359	$ 2,740	$ 700,465	$ 2,600	$ 5,642

(a)	Prior to May 1, 2021, known as MainStay VP Emerging Markets Equity Portfolio Initial Class.
(b)	Prior to May 1, 2021, known as MainStay VP MacKay Growth Portfolio Initial Class.
(c)	Prior to May 1, 2021, known as MainStay VP MacKay Mid Cap Core Portfolio Initial Class.
(d)	Prior to May 1, 2021, known as MainStay VP MacKay Small Cap Core Portfolio Initial Class.
(e)	Prior to May 1, 2021, known as MainStay VP MacKay Common Stock Portfolio Initial Class.
(f)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer all shares of the MainStay Epoch U.S. All Cap Fund Class R6 into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(g)	As of April 27, 2021, the Fund exchanged in a nontaxable transfer all shares of the MainStay WMC Enduring Capital Fund Class I into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(h)	Prior to March 5, 2021, known as MainStay MacKay International Opportunities Fund Class I.
(i)	Prior to April 26, 2021, known as MainStay MAP Equity Fund Class I.
(j)	As of April 27, 2021, the Fund exchanged in a nontaxable transfer all shares of the MainStay WMC Value Fund Class I into the newly launched MainStay WMC Value Fund Class R6.

MainStay VP Moderate Allocation Portfolio
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE International ETF	$ 24,322	$ —	$ (4,342)	$ 543	$ 1,617	$ 22,140	$ 387	$ —	894
58	MainStay VP Asset Allocation Funds

MainStay VP Moderate Allocation Portfolio (continued)
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 500 International ETF	$ 30,000	$ —	$ (5,504)	$ 709	$ 2,718	$ 27,923	$ 543	$ —	856
IQ Candriam ESG International Equity ETF	19,430	4,180	(445)	141	1,578	24,884	362	—	839
IQ Candriam ESG U.S. Equity ETF	36,733	7,653	—	—	5,580	49,966	268	—	1,358
IQ Chaikin U.S. Large Cap ETF	35,922	9	(6,498)	1,490	3,196	34,119	179	—	1,023
IQ Chaikin U.S. Small Cap ETF	10,445	7,927	(1,608)	366	2,180	19,310	87	—	542
IQ S&P High Yield Low Volatility Bond ETF	10,834	374	(11,052)	114	(270)	—	162	—	—
MainStay Epoch Capital Growth Fund Class I	3,917	—	(246)	38	474	4,183	—	—	262
MainStay Epoch International Choice Fund Class I	25,145	—	(6,262)	929	438	20,250	—	—	486
MainStay MacKay Short Duration High Yield Fund Class I	54,503	6,517	(12,527)	43	839	49,375	1,201	—	4,983
MainStay Short Term Bond Fund Class I	—	5,616	(138)	(1)	(25)	5,452	26	—	553
MainStay U.S. Government Liquidity Fund	35,517	220,610	(162,278)	—	—	93,849	4	—	93,849
MainStay VP Bond Portfolio Initial Class	51,927	688	(10,738)	617	(1,224)	41,270	—	—	2,717
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class (a)	32,779	—	(7,929)	1,653	1,716	28,219	—	—	2,216
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	36,333	13	(8,079)	107	4,198	32,572	—	—	1,897
MainStay VP Floating Rate Portfolio Initial Class	5,429	38,516	(280)	(3)	52	43,714	275	—	4,921
MainStay VP Indexed Bond Portfolio Initial Class	293,707	4,027	(80,793)	9,252	(14,548)	211,645	—	—	19,162
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	—	21,769	—	—	209	21,978	—	—	2,133
MainStay VP MacKay International Equity Portfolio Initial Class	10,397	3,950	(84)	24	1,145	15,432	—	—	769
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	71,458	—	(23,177)	7,625	2,332	58,238	—	—	708
MainStay VP PIMCO Real Return Portfolio Initial Class	10,893	116	(233)	21	159	10,956	—	—	1,138
MainStay VP Small Cap Growth Portfolio Initial Class	33,784	5,762	(5,671)	2,109	809	36,793	—	—	1,853
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	31,943	18	(9,313)	(466)	5,580	27,762	—	—	2,029
MainStay VP Wellington Growth Portfolio Initial Class (b)	18,846	6,327	(6,084)	1,451	1,130	21,670	—	—	487
MainStay VP Wellington Mid Cap Portfolio Initial Class (c)	31,932	10	(9,743)	2,070	2,514	26,783	—	—	1,653
MainStay VP Wellington Small Cap Portfolio Initial Class (d)	15,554	1,842	(7)	(1)	2,604	19,992	—	—	1,459
MainStay VP Wellington U.S. Equity Portfolio Initial Class (e)	—	3,219	—	—	73	3,292	—	—	100
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	55,366	6	(7,872)	2,668	3,745	53,913	—	—	1,460
MainStay WMC Enduring Capital Fund Class R6 (f)(g)	35,599	13,594	(10,035)	2,615	(9,926)	31,847	12	13,582	950
MainStay WMC International Research Equity Fund Class I (h)	21,815	—	(4,096)	(865)	3,026	19,880	—	—	2,443
59

Notes to Financial Statements (Unaudited) (continued)
MainStay VP Moderate Allocation Portfolio (continued)
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay WMC Value Fund Class R6 (i)(j)	$ 40,635	$ 9	$ (9,693)	$ 1,770	$ 4,068	$ 36,789	$ —	$ —	674
	$ 1,085,165	$ 352,752	$ (404,727)	$ 35,019	$ 25,987	$ 1,094,196	$ 3,506	$ 13,582

(a)	Prior to May 1, 2021, known as MainStay VP Emerging Markets Equity Portfolio Initial Class.
(b)	Prior to May 1, 2021, known as MainStay VP MacKay Growth Portfolio Initial Class.
(c)	Prior to May 1, 2021, known as MainStay VP MacKay Mid Cap Core Portfolio Initial Class.
(d)	Prior to May 1, 2021, known as MainStay VP MacKay Small Cap Core Portfolio Initial Class.
(e)	Prior to May 1, 2021, known as MainStay VP MacKay Common Stock Portfolio Initial Class.
(f)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer all shares of the MainStay Epoch U.S. All Cap Fund Class R6 into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(g)	As of April 27, 2021, the Fund exchanged in a nontaxable transfer all shares of the MainStay WMC Enduring Capital Fund Class I into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(h)	Prior to March 5, 2021, known as MainStay MacKay International Opportunities Fund Class I.
(i)	Prior to April 26, 2021, known as MainStay MAP Equity Fund Class I.
(j)	As of April 27, 2021, the Fund exchanged in a nontaxable transfer all shares of the MainStay WMC Value Fund Class I into the newly launched MainStay WMC Value Fund Class R6.

MainStay VP Growth Allocation Portfolio
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE International ETF	$ 41,263	$ —	$ (2,820)	$ 319	$ 3,472	$ 42,234	$ 730	$ —	1,705
IQ 500 International ETF	70,393	—	(11,481)	2,294	5,893	67,099	1,306	—	2,057
IQ Candriam ESG International Equity ETF	24,894	9,115	(256)	84	2,233	36,070	520	—	1,217
IQ Candriam ESG U.S. Equity ETF	71,473	22,368	—	—	11,836	105,677	580	—	2,872
IQ Chaikin U.S. Large Cap ETF	74,711	10	(4,351)	1,049	9,484	80,903	418	—	2,425
IQ Chaikin U.S. Small Cap ETF	17,245	4,306	(111)	24	3,866	25,330	108	—	711
IQ S&P High Yield Low Volatility Bond ETF	18,024	766	(18,527)	181	(444)	—	273	—	—
MainStay Epoch Capital Growth Fund Class I	6,518	—	(350)	66	790	7,024	—	—	441
MainStay Epoch International Choice Fund Class I	63,234	—	(12,994)	3,833	(284)	53,789	—	—	1,290
MainStay MacKay Short Duration High Yield Fund Class I	90,674	12,282	(21,851)	66	1,404	82,575	2,011	—	8,334
MainStay Short Term Bond Fund Class I	—	9,444	(283)	(1)	(42)	9,118	43	—	925
MainStay U.S. Government Liquidity Fund	49,196	378,584	(288,887)	—	—	138,893	5	—	138,893
MainStay VP Bond Portfolio Initial Class	32,398	285	(18,481)	1,360	(1,740)	13,822	—	—	910
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class (a)	79,737	—	(16,952)	3,584	4,706	71,075	—	—	5,580
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	82,128	12	(12,300)	241	10,016	80,097	—	—	4,664
MainStay VP Floating Rate Portfolio Initial Class	9,032	64,478	(483)	(2)	85	73,110	461	—	8,231
60	MainStay VP Asset Allocation Funds

MainStay VP Growth Allocation Portfolio (continued)
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay VP Indexed Bond Portfolio Initial Class	$ 183,242	$ 1,350	$ (139,896)	$ (2,389)	$ (912)	$ 41,395	$ —	$ —	3,748
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	—	36,406	—	—	350	36,756	—	—	3,568
MainStay VP MacKay International Equity Portfolio Initial Class	29,531	29	(178)	49	2,569	32,000	—	—	1,594
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	148,274	—	(37,809)	13,336	7,773	131,574	—	—	1,600
MainStay VP PIMCO Real Return Portfolio Initial Class	18,122	335	(438)	40	263	18,322	—	—	1,904
MainStay VP Small Cap Growth Portfolio Initial Class	121,943	—	(32,196)	13,114	(2,792)	100,069	—	—	5,039
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	71,125	16	(15,273)	459	11,467	67,794	—	—	4,955
MainStay VP Wellington Growth Portfolio Initial Class (b)	38,429	5,499	(8,267)	1,871	3,165	40,697	—	—	914
MainStay VP Wellington Mid Cap Portfolio Initial Class (c)	67,461	250	(15,816)	1,806	8,112	61,813	—	—	3,816
MainStay VP Wellington Small Cap Portfolio Initial Class (d)	60,390	239	(14,530)	880	9,248	56,227	—	—	4,105
MainStay VP Wellington U.S. Equity Portfolio Initial Class (e)	—	264	—	—	6	270	—	—	8
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	122,219	—	(11,047)	3,154	11,532	125,858	—	—	3,409
MainStay WMC Enduring Capital Fund Class R6 (f)(g)	71,349	31,626	(14,219)	722	(18,532)	70,946	27	31,598	2,115
MainStay WMC International Research Equity Fund Class I (h)	55,766	—	(8,524)	(1,375)	7,032	52,899	—	—	6,500
MainStay WMC Value Fund Class R6 (i)(j)	90,137	10	(15,499)	4,571	8,935	88,154	—	—	1,616
	$ 1,808,908	$ 577,674	$ (723,819)	$ 49,336	$ 99,491	$ 1,811,590	$ 6,482	$ 31,598

(a)	Prior to May 1, 2021, known as MainStay VP Emerging Markets Equity Portfolio Initial Class.
(b)	Prior to May 1, 2021, known as MainStay VP MacKay Growth Portfolio Initial Class.
(c)	Prior to May 1, 2021, known as MainStay VP MacKay Mid Cap Core Portfolio Initial Class.
(d)	Prior to May 1, 2021, known as MainStay VP MacKay Small Cap Core Portfolio Initial Class.
(e)	Prior to May 1, 2021, known as MainStay VP MacKay Common Stock Portfolio Initial Class.
(f)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer all shares of the MainStay Epoch U.S. All Cap Fund Class R6 into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(g)	As of April 27, 2021, the Fund exchanged in a nontaxable transfer all shares of the MainStay WMC Enduring Capital Fund Class I into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(h)	Prior to March 5, 2021, known as MainStay MacKay International Opportunities Fund Class I.
(i)	Prior to April 26, 2021, known as MainStay MAP Equity Fund Class I.
(j)	As of April 27, 2021, the Fund exchanged in a nontaxable transfer all shares of the MainStay WMC Value Fund Class I into the newly launched MainStay WMC Value Fund Class R6.
61

Notes to Financial Statements (Unaudited) (continued)
MainStay VP Equity Allocation Portfolio
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE International ETF	$ 23,239	$ —	$ (556)	$ 79	$ 2,057	$ 24,819	$ 425	$ —	1,002
IQ 500 International ETF	50,814	—	(7,085)	1,200	4,674	49,603	965	—	1,520
IQ Candriam ESG International Equity ETF	17,844	11,836	(142)	47	1,832	31,417	447	—	1,060
IQ Candriam ESG U.S. Equity ETF	69,281	10,048	(919)	290	10,291	88,991	502	—	2,418
IQ Chaikin U.S. Large Cap ETF	46,551	975	(174)	33	6,734	54,119	271	—	1,622
IQ Chaikin U.S. Small Cap ETF	8,540	1,317	(31)	5	1,847	11,678	51	—	328
MainStay Epoch Capital Growth Fund Class I	4,052	—	(188)	30	507	4,401	—	—	276
MainStay Epoch International Choice Fund Class I	46,636	—	(8,046)	2,430	204	41,224	—	—	989
MainStay U.S. Government Liquidity Fund	28,141	147,066	(141,482)	—	—	33,725	2	—	33,725
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class (a)	66,393	93	(11,655)	3,688	3,334	61,853	—	—	4,856
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	67,585	33	(8,871)	269	8,327	67,343	—	—	3,921
MainStay VP MacKay International Equity Portfolio Initial Class	38,142	—	(5,536)	1,721	1,535	35,862	—	—	1,787
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	146,224	300	(29,234)	9,332	12,000	138,622	—	—	1,686
MainStay VP Small Cap Growth Portfolio Initial Class	69,758	—	(23,648)	5,745	23	51,878	—	—	2,613
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	60,492	85	(11,886)	(620)	10,952	59,023	—	—	4,314
MainStay VP Wellington Growth Portfolio Initial Class (b)	35,564	11,914	(6,211)	1,431	3,727	46,425	—	—	1,043
MainStay VP Wellington Mid Cap Portfolio Initial Class (c)	50,281	313	(11,391)	1,782	5,686	46,671	—	—	2,881
MainStay VP Wellington Small Cap Portfolio Initial Class (d)	32,259	254	(10,689)	758	4,614	27,196	—	—	1,985
MainStay VP Wellington U.S. Equity Portfolio Initial Class (e)	—	26,060	—	—	554	26,614	—	—	810
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	102,494	—	(18,409)	5,731	5,882	95,698	—	—	2,592
MainStay WMC Enduring Capital Fund Class R6 (f)(g)	44,574	22,651	(8,237)	(2,580)	(10,956)	45,452	19	22,604	1,355
MainStay WMC International Research Equity Fund Class I (h)	41,274	—	(4,837)	(666)	4,875	40,646	—	—	4,994
MainStay WMC Value Fund Class R6 (i)(j)	81,922	—	(13,144)	2,773	9,770	81,321	—	—	1,491
	$ 1,132,060	$ 232,945	$ (322,371)	$ 33,478	$ 88,469	$ 1,164,581	$ 2,682	$ 22,604

(a)	Prior to May 1, 2021, known as MainStay VP Emerging Markets Equity Portfolio Initial Class.
(b)	Prior to May 1, 2021, known as MainStay VP MacKay Growth Portfolio Initial Class.
(c)	Prior to May 1, 2021, known as MainStay VP MacKay Mid Cap Core Portfolio Initial Class.
(d)	Prior to May 1, 2021, known as MainStay VP MacKay Small Cap Core Portfolio Initial Class.
(e)	Prior to May 1, 2021, known as MainStay VP MacKay Common Stock Portfolio Initial Class.
(f)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer all shares of the MainStay Epoch U.S. All Cap Fund Class R6 into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(g)	As of April 27, 2021, the Fund exchanged in a nontaxable transfer all shares of the MainStay WMC Enduring Capital Fund Class I into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(h)	Prior to March 5, 2021, known as MainStay MacKay International Opportunities Fund Class I.
(i)	Prior to April 26, 2021, known as MainStay MAP Equity Fund Class I.
(j)	As of April 27, 2021, the Fund exchanged in a nontaxable transfer all shares of the MainStay WMC Value Fund Class I into the newly launched MainStay WMC Value Fund Class R6.
62	MainStay VP Asset Allocation Funds

Note 4-Federal Income Tax
As of June 30, 2021, the cost and unrealized appreciation (depreciation) of each Allocation Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
MainStay VP Conservative Allocation Portfolio
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$629,806,230	$72,464,482	$(1,806,168)	$70,658,314

MainStay VP Moderate Allocation Portfolio
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$964,864,271	$133,921,821	$(4,590,541)	$129,331,280

MainStay VP Growth Allocation Portfolio
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,543,748,046	$282,680,155	$(14,837,888)	$267,842,267

MainStay VP Equity Allocation Portfolio
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$952,996,372	$219,863,528	$(8,278,705)	$211,584,823

During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2020
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay VP Conservative Allocation Portfolio	$12,422,569	$10,643,895	$ 23,066,464
MainStay VP Moderate Allocation Portfolio	24,336,060	27,395,134	51,731,194
MainStay VP Growth Allocation Portfolio	46,464,860	58,463,443	104,928,303
MainStay VP Equity Allocation Portfolio	21,490,445	51,235,118	72,725,563
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Allocation Portfolios. Custodial fees are charged to each Allocation Portfolio based on each Allocation Portfolio's net assets and/or the market value of securities held by each Allocation Portfolio and the number of certain transactions incurred by each Allocation Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Allocation Portfolio and are included in the Statement of Operations as Custodian fees which totaled $6,220, $6,229, $6,523, $6,200 for MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, respectively, for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Allocation Portfolios and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the

63

Notes to Financial Statements (Unaudited) (continued)
agent to the syndicate. The commitment fee is allocated among the Allocation Portfolios and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Allocation Portfolios, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2021, there were no borrowings made or outstanding with respect to the Allocation Portfolios under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Allocation Portfolios, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Allocation Portfolios and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2021, there were no interfund loans made or outstanding with respect to the Allocation Portfolios.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2021, purchases and sales of securities, other than short-term securities, were as follows:
Fund	Purchases	Sales
MainStay VP Conservative Allocation Portfolio	$ 71,146	$129,851
MainStay VP Moderate Allocation Portfolio	132,144	242,450
MainStay VP Growth Allocation Portfolio	193,750	434,931
MainStay VP Equity Allocation Portfolio	85,881	180,892
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:
MainStay VP Conservative Allocation Portfolio
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	37,183	$ 473,119
Shares redeemed	(53,637)	(679,204)
Net increase (decrease)	(16,454)	$ (206,085)
Year ended December 31, 2020:
Shares sold	165,444	$ 1,939,398
Shares issued to shareholders in reinvestment of distributions	47,741	565,783
Shares redeemed	(265,881)	(3,099,423)
Net increase (decrease)	(52,696)	$ (594,242)

Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	1,020,500	$ 12,717,614
Shares redeemed	(3,718,472)	(46,646,731)
Net increase (decrease)	(2,697,972)	$ (33,929,117)
Year ended December 31, 2020:
Shares sold	6,002,972	$ 69,142,660
Shares issued to shareholders in reinvestment of distributions	1,918,707	22,500,681
Shares redeemed	(14,018,302)	(159,273,792)
Net increase (decrease)	(6,096,623)	$ (67,630,451)
MainStay VP Moderate Allocation Portfolio
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	173,680	$ 2,192,117
Shares redeemed	(91,680)	(1,133,285)
Net increase (decrease)	82,000	$ 1,058,832
Year ended December 31, 2020:
Shares sold	204,811	$ 2,316,758
Shares issued to shareholders in reinvestment of distributions	206,627	2,317,718
Shares redeemed	(404,204)	(4,421,650)
Net increase (decrease)	7,234	$ 212,826

Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	883,671	$ 10,925,213
Shares redeemed	(6,784,729)	(83,475,936)
Net increase (decrease)	(5,901,058)	$ (72,550,723)
Year ended December 31, 2020:
Shares sold	3,821,150	$ 42,231,522
Shares issued to shareholders in reinvestment of distributions	4,444,138	49,413,476
Shares redeemed	(19,100,663)	(209,550,905)
Net increase (decrease)	(10,835,375)	$(117,905,907)

64	MainStay VP Asset Allocation Funds

MainStay VP Growth Allocation Portfolio
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	99,718	$ 1,281,332
Shares redeemed	(414,785)	(5,416,708)
Net increase (decrease)	(315,067)	$ (4,135,376)
Year ended December 31, 2020:
Shares sold	282,309	$ 3,077,867
Shares issued to shareholders in reinvestment of distributions	512,542	5,689,162
Shares redeemed	(688,585)	(7,661,011)
Net increase (decrease)	106,266	$ 1,106,018

Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	276,163	$ 3,425,904
Shares redeemed	(14,752,895)	(188,467,091)
Net increase (decrease)	(14,476,732)	$(185,041,187)
Year ended December 31, 2020:
Shares sold	2,702,839	$ 27,957,649
Shares issued to shareholders in reinvestment of distributions	9,036,445	99,239,141
Shares redeemed	(33,868,042)	(371,555,875)
Net increase (decrease)	(22,128,758)	$(244,359,085)
MainStay VP Equity Allocation Portfolio
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	44,351	$ 600,384
Shares redeemed	(342,329)	(4,640,589)
Net increase (decrease)	(297,978)	$ (4,040,205)
Year ended December 31, 2020:
Shares sold	400,067	$ 4,222,007
Shares issued to shareholders in reinvestment of distributions	520,600	5,868,206
Shares redeemed	(626,769)	(7,005,903)
Net increase (decrease)	293,898	$ 3,084,310

Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	80,460	$ 1,031,975
Shares redeemed	(8,570,142)	(114,508,443)
Net increase (decrease)	(8,489,682)	$(113,476,468)
Year ended December 31, 2020:
Shares sold	4,352,975	$ 41,843,151
Shares issued to shareholders in reinvestment of distributions	5,997,574	66,857,357
Shares redeemed	(15,422,860)	(174,223,917)
Net increase (decrease)	(5,072,311)	$ (65,523,409)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Allocation Portfolios' performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Allocation Portfolios as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
65

Discussion of the Operation and Effectiveness of the Allocation Portfolios' Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Allocation Portfolios have adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Allocation Portfolios' liquidity risk (the risk that the Allocation Portfolios could not meet requests to redeem shares issued by the Allocation Portfolios without significant dilution of remaining investors’ interests in the Allocation Portfolios). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Allocation Portfolios' liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Allocation Portfolios' liquidity developments and (iii) the Allocation Portfolios' investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Allocation Portfolios' liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Allocation Portfolio's portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator's liquidity classification determinations are made by taking into account the Allocation Portfolios' reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Allocation Portfolios' prospectus for more information regarding the Allocation Portfolios' exposure to liquidity risk and other risks to which it may be subject.
66	MainStay VP Asset Allocation Funds

Proxy Voting Record
Each VP Allocation Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
Each VP Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Allocation Portfolios' holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
67

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
nylinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2021 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781600	MSVPAA10-08/21
(NYLIAC) NI507

MainStay VP PIMCO Real Return Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic continued to afflict our personal lives and broad segments of the U.S. and global economy throughout the six-month reporting period ended June 30, 2021. However, with the deployment of multiple vaccines around the world, including three highly effective versions approved for emergency use in the United States, investors began to turn their attention toward the gradual reopening of the economy and the shape the “new normal” would take.
The first half of the reporting period saw increasing inflationary concerns as fiscal stimulus business reopenings drove accelerating economic growth, rising commodity prices and increased consumer spending. However, the U.S. Federal Reserve noted that price increases were likely to prove temporary and made clear their intention to remain accommodative for the foreseeable future. Accordingly, after moving higher in the first quarter of 2021, interest rates declined in the second quarter.
In response to the uncertain inflation outlook, equity market leadership shifted from value in the first quarter of the year to growth in the second quarter. Nevertheless, investor sentiment remained buoyant throughout the reporting period, with all eleven sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Energy led the market’s rise fueled by rapidly increasing oil and gas prices, followed by financials and real estate, which benefited from rising interest rates and the economic reopening, respectively. Communication services produced the slowest growth, followed by the traditionally defensive utilities and consumer staples sectors. In the fixed income market, lower-credit-quality issues tended to outperform their higher-grade counterparts, with high-yield corporate bonds generating the strongest performance. Among securitized products, commercial mortgage-backed securities generally produced the strongest returns, followed by mortgage-backed securities and asset-backed securities, while Treasury securities lagged.
Despite the tremendous progress we’ve seen so far this year, the United States and the world continue to face significant pandemic-related challenges. Newer, more contagious variants of COVID-19 threaten the return of restrictions and lockdowns that could stall the economic recovery. At the same time, supply chain shortages have led to rising prices on everything from laptops to autos, stoking fears of uncontrolled inflation despite reassurance from the U.S. Federal Reserve. At New York Life Investments, we recognize that the shape that the “new normal” eventually takes may differ from our expectations. You can depend on us to keep a sharp watch for the unexpected, and to continue to help you find your way through this rapidly evolving investment landscape.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2021
Class	Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[1]
Initial Class Shares	2/17/2012	1.64%	7.16%	4.41%	2.53%	0.83%
Service Class Shares	2/17/2012	1.52	6.89	4.15	2.29	1.08

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Bloomberg Barclays U.S. TIPS Index[1]	1.73%	6.51%	4.17%	2.70%
Morningstar Inflation-Protected Bond Category Average[2]	1.79	6.91	3.96	2.19

1.	The Bloomberg Barclays U.S. TIPS Index is the primary benchmark. The Bloomberg Barclays U.S. TIPS Index includes all publicly issued U.S. Treasury Inflation-Protected Securities (“TIPS”) that have at least one year remaining to maturity and are rated investment grade. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Inflation-Protected Bond Category Average is representative of funds that invest primarily in debt securities that adjust their principal values in line with the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer for these types of securities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP PIMCO Real Return Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2021 to June 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/21	Ending Account Value (Based on Actual Returns and Expenses) 6/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]
Initial Class Shares	$1,000.00	$1,016.40	$2.80	$1,022.02	$2.81	0.56%
Service Class Shares	$1,000.00	$1,015.20	$4.05	$1,020.78	$4.06	0.81%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.
6	MainStay VP PIMCO Real Return Portfolio

Portfolio Composition as of June 30, 2021 (Unaudited)
‡    Less than one-tenth of percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Issuers Held as of June 30, 2021 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Inflation Linked Notes, 0.125%-0.875%, due 1/15/22–1/15/31
2.	U.S. Treasury Inflation Linked Bonds, 0.125%-3.375%, due 1/15/25–2/15/51
3.	Italy Buoni Poliennali Del Tesoro, 0.40%-1.40%, due 5/26/25–5/15/30
4.	UMBS, Single Family, 30 Year, 3.50%-4.00%, due 8/25/51
5.	Japan Government CPI Linked Bond, 0.005%-0.10%, due 3/10/28–3/10/31
6.	Nykredit Realkredit A/S, 0.50%-2.50%, due 10/1/43–10/1/53
7.	France Government Bond, 0.10%-0.25%, due 7/25/24–3/1/26
8.	Jyske Realkredit A/S, 0.50%-2.50%, due 10/1/43–10/1/53
9.	Nordea Kredit Realkreditaktieselskab, 0.50%-2.50%, due 10/1/43–10/1/53
10.	New Zealand Government Inflation Linked Bond, 2.00%-3.00%, due 9/20/25–9/20/35

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Stephen A. Rodosky and Daniel He of Pacific Investment Management Company LLC, the Portfolio’s Subadvisor.
How did MainStay VP PIMCO Real Return Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2021?
For the six months ended June 30, 2021, MainStay VP PIMCO Real Return Portfolio returned 1.64% for Initial Class shares and 1.52% for Service Class shares. Over the same period, both share classes underperformed the 1.73% return of the Bloomberg Barclays U.S. TIPS Index (“the Index”), which is the Portfolio’s benchmark, and the 1.79% return of the Morningstar Inflation-Protected Bond Category Average.1
What factors affected the Portfolio’s performance relative to its benchmark during the reporting period?
The following strategies detracted from the Portfolio’s performance relative to the Index during the reporting period:
•    Short exposure to U.K. breakeven inflation exposure (the difference between nominal and real yields), and
•    U.S. interest-rate positioning as rates broadly rose.
The following strategies made positive contributions to the Portfolio’s relative performance during the same period (Contributions take weightings and total returns into account.):
•    Overweight U.S. and eurozone breakeven inflation exposure as inflation expectations in the region rose, and
•    Positions in non-Agency mortgage-backed securities as a diversifying source of yield.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Derivatives are used in the Portfolio to gain or decrease exposure to securities, markets or sectors; as a substitute for exposure that may not otherwise be accessible using cash bonds; for purposes of liquidity; or to take advantage of anticipated changes in market volatility.
U.S. breakeven inflation positioning, which was in part achieved using swaps, options and futures, contributed positively to the Portfolio’s performance relative to the Index. Additionally, European breakeven inflation positioning, which was in part achieved using interest-rate swaps, was positive for performance. Within spread2 sectors, underweight exposure to high-yield credit default swaps indices (CDX) was neutral for performance. Finally, currency exposure, using currency forwards, was neutral for performance overall.
What was the Portfolio’s duration3 strategy during the reporting period?
The Portfolio remained overweight overall duration relative to the Index during the reporting period. More specifically, the Portfolio maintained modestly overweight exposure to real duration (nominal interest rates minus the inflation rate) in the United States. The Portfolio decreased its U.S. breakeven inflation exposure to realize profits at the end of April 2021. In turn, the Portfolio reduced its overweight to U.S. duration accordingly. The Portfolio held underweight exposure to U.K. breakeven inflation throughout the reporting period and modestly increased exposure to Japanese breakeven inflation exposure.
The Portfolio’s overall duration was increased over the reporting period, standing at 7.77 years as of June 30, 2021.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
The Portfolio entered the reporting period defensively positioned, however, it experienced bouts of volatility as rates sold off in the first quarter of 2021 amid expectations for higher growth and inflation. The Portfolio increased overall duration positioning, mainly sourced from U.S. rates given the potential for capital appreciation and more attractive levels after the February 2021 sell-off. The Portfolio reduced U.S. breakeven inflation positioning after profit taking in April and trimmed U.S. duration accordingly. The Portfolio closed short exposure to high-yield CDX given the updated cyclical outlook and our view of a preference for spread exposure from securitized4 products. The Portfolio reduced agency mortgage-backed security (MBS) exposure given our view of rich levels. At the end of the reporting period, the Portfolio favored non-agency mortgages for spread exposure. Within currencies, the Portfolio increased its short U.S. dollar position

1.	See page 5 for more information on benchmark and peer group returns.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	A securitization is a financial instrument created by an issuer by combining a pool of financial assets (such as mortgages). The financial instrument is then marketed to investors, sometimes in tiers.
8	MainStay VP PIMCO Real Return Portfolio

against developed- and emerging-market currencies given our view of the expectation that the U.S. Federal Reserve would remain accommodative.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
Within real duration, tactical positioning in U.S. Treasury Inflation-Protected Securities (TIPS) added to performance as rates across the real yield curve5 modestly rose over the reporting period. Underweight nominal duration positions, specifically in the United States and the eurozone, added to performance amid rising global rates. Rising inflation expectations in the United States and the eurozone were positive for performance given the Portfolio’s long exposure to U.S. and eurozone inflation-linked bonds. Conversely, short exposure to U.K. inflation-linked bonds detracted from performance amid an increase in U.K. inflation expectations. Out-of-benchmark exposures to spread sectors such as non-agency mortgages added to performance. Lastly, currency strategies were neutral for performance, though we expect to continue to seek opportunities from overshoots and undershoots that provide attractive risk-reward profiles.
Did the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the Portfolio maintained overweight exposure to overall duration relative to the Index. As previously mentioned, the Portfolio modestly trimmed U.S. breakeven inflation exposure in April to realize profits at heightened inflation expectations. Additionally, the Portfolio reduced agency MBS exposure given our view of rich levels and turned to non-agency mortgages for spread exposure.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2021, the Portfolio continued to hold overweight exposure to U.S. breakeven inflation. The Portfolio was neutral on duration overall and favored U.S. rates over other developed markets. The Portfolio held increased exposure to Japanese inflation-linked bonds and Danish MBS after widening late in the reporting period. The Portfolio continued to hold out-of-index exposure to MBS, remained roughly neutral in corporate credit and held modest currency positions.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2021† (Unaudited)
	Principal Amount	Value
Long-Term Bonds 128.6%
Asset-Backed Securities 8.1%
Home Equity Asset-Backed Securities 2.0%
Argent Securities Trust
Series 2006-W4, Class A2C
0.412% (1 Month LIBOR + 0.32%), due 5/25/36 (a)	$ 307,230	$ 110,759
Countrywide Asset-Backed Certificates
Series 2007-8, Class 1A1
0.281% (1 Month LIBOR + 0.19%), due 11/25/37 (a)	1,860,029	1,774,084
Credit Suisse First Boston Mortgage Securities Corp.
Series 2001-HE17, Class A1
0.712% (1 Month LIBOR + 0.62%), due 1/25/32 (a)	805,245	783,672
Credit-Based Asset Servicing and Securitization LLC
Series 2007-CB6, Class A3
0.312% (1 Month LIBOR + 0.22%), due 7/25/37 (a)(b)	977,098	770,398
First Franklin Mortgage Loan Trust
Series 2006-FF17, Class A2
0.212% (1 Month LIBOR + 0.12%), due 12/25/36 (a)	513,189	458,396
GSAA Home Equity Trust
Series 2006-17, Class A3A
0.572% (1 Month LIBOR + 0.48%), due 11/25/36 (a)	1,164,938	569,149
Home Equity Asset Trust (a)
Series 2005-8, Class M2
0.542% (1 Month LIBOR + 0.675%), due 2/25/36	300,000	297,745
Series 2004-2, Class M1
0.887% (1 Month LIBOR + 0.795%), due 7/25/34	82,863	82,240
Long Beach Mortgage Loan Trust
Series 2006-7, Class 2A2
0.212% (1 Month LIBOR + 0.12%), due 8/25/36 (a)	253,229	134,565
Mastr Asset Backed Securities Trust
Series 2006-WMC4, Class A5
0.241% (1 Month LIBOR + 0.15%), due 10/25/36 (a)	122,242	53,360
Morgan Stanley ABS Capital I, Inc. Trust
Series 2005-WMC1, Class M3
0.871% (1 Month LIBOR + 0.78%), due 1/25/35 (a)	197,533	196,018
	Principal Amount	Value

Home Equity Asset-Backed Securities (continued)
New Century Home Equity Loan Trust
Series 2004-4, Class M1
0.857% (1 Month LIBOR + 0.765%), due 2/25/35 (a)	$ 65,106	$ 64,335
Option One Mortgage Loan Trust
Series 2006-1, Class M1
0.632% (1 Month LIBOR + 0.54%), due 1/25/36 (a)	1,200,000	1,168,349
Popular ABS Mortgage Pass-Through Trust
Series 2006-A, Class M2
0.672% (1 Month LIBOR + 0.58%), due 2/25/36 (a)	1,238,000	1,197,360
RASC Trust (a)
Series 2006-KS6, Class A4
0.341% (1 Month LIBOR + 0.25%), due 8/25/36	165,584	164,994
Series 2006-EMX4, Class A4
0.551% (1 Month LIBOR + 0.23%), due 6/25/36	646,511	631,931
Series 2005-KS8, Class M4
0.977% (1 Month LIBOR + 0.59%), due 8/25/35	471,942	472,124
Series 2005-EMX1, Class M2
1.186% (1 Month LIBOR + 1.095%), due 3/25/35	631,322	626,536
Saxon Asset Securities Trust
Series 2007-3, Class 1A
0.402% (1 Month LIBOR + 0.31%), due 9/25/37 (a)	143,337	140,953
Securitized Asset-Backed Receivables LLC Trust (a)
Series 2006-HE2, Class A2C
0.392% (1 Month LIBOR + 0.30%), due 7/25/36	372,373	208,751
Series 2006-HE1, Class A2C
0.412% (1 Month LIBOR + 0.32%), due 7/25/36	588,571	278,262
Soundview Home Loan Trust (a)
Series 2007-OPT2, Class 2A3
0.272% (1 Month LIBOR + 0.18%), due 7/25/37	205,679	197,580
Series 2007-OPT1, Class 1A1
0.291% (1 Month LIBOR + 0.20%), due 6/25/37	320,764	263,896
		10,645,457

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP PIMCO Real Return Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities 6.1%
Anchorage Capital CLO 6 Ltd.
Series 2015-6A, Class ARR
1.234% (3 Month LIBOR + 1.05%), due 7/15/30 (a)(b)	$ 500,000	$ 500,020
Anchorage Capital CLO 16 Ltd.
Series 2020-16A, Class A
1.588% (3 Month LIBOR + 1.40%), due 10/20/31 (a)(b)	1,100,000	1,100,951
Apidos CLO XXVII
Series 2017-27A, Class A1R
1.049% (3 Month LIBOR + 0.93%), due 7/17/30 (a)(b)	600,000	600,190
Arch Street CLO Ltd.
Series 2016-2A, Class AR2
1.188% (3 Month LIBOR + 1.00%), due 10/20/28 (a)(b)	700,000	700,018
Ares European CLO X DAC
Series 10A, Class AR
0.78% (3 Month EURIBOR + 0.78%), due 10/15/31 (a)(b)	EUR 1,100,000	1,303,896
Atlas Senior Loan Fund Ltd.
Series 2017-8A, Class A
1.53% (3 Month LIBOR + 1.15%), due 1/16/30 (a)(b)	$ 1,200,000	1,199,944
Atrium XII
Series 12A, Class AR
1.014% (3 Month LIBOR + 0.83%), due 4/22/27 (a)(b)	271,696	271,532
Benefit Street Partners CLO XVI Ltd.
Series 2018-16A, Class A1R
1.03% (3 Month LIBOR + 1.03%), due 1/17/32 (a)(b)	300,000	300,095
Black Diamond CLO Designated Activity Co.
Series 2015-1A, Class A1R
0.65% (3 Month EURIBOR + 0.65%), due 10/3/29 (a)(b)	EUR 152,724	181,093
Black Diamond CLO Ltd.
Series 2017-2A, Class A1
0.86% (3 Month EURIBOR + 0.86%), due 1/20/32 (a)(b)	1,000,000	1,185,753
BlueMountain Fuji Eur CLO V DAC
Series 5A, Class A
0.91% (3 Month EURIBOR + 0.91%), due 1/15/33 (a)(b)	1,100,000	1,304,334
Carlyle Global Market Strategies CLO Ltd.
Series 2013-1A, Class A1RR
1.061%, due 8/14/30 (b)	$ 600,000	600,000
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Carlyle Global Market Strategies Euro CLO Ltd.
Series 2014-2A, Class AR1
0.75% (3 Month EURIBOR + 0.75%), due 11/15/31 (a)(b)	EUR 1,000,000	$ 1,177,374
Catamaran CLO Ltd.
Series 2013-1A, Class AR
1.031% (3 Month LIBOR + 0.85%), due 1/27/28 (a)(b)	$ 549,078	549,085
CBAM Ltd.
Series 2017-3A, Class A
1.42% (3 Month LIBOR + 1.23%), due 10/17/29 (a)(b)	500,000	500,157
CIFC Funding 2017-IV Ltd.
Series 2017-4A, Class A1R
1.038% (3 Month LIBOR + 0.95%), due 10/24/30 (a)(b)	400,000	400,102
CoreVest American Finance Trust
Series 2017-1, Class A
2.968%, due 10/15/49 (b)	14,977	15,010
Dryden 52 Euro CLO DAC
Series 2017-52A, Class AR
0.86%, due 5/15/34 (b)	EUR 500,000	592,015
Halcyon Loan Advisors Funding Ltd.
Series 2015-1A, Class AR
1.108% (3 Month LIBOR + 0.92%), due 4/20/27 (a)(b)	$ 37,473	37,474
ICG US CLO Ltd.
Series 2020-1A, Class A1
1.584% (3 Month LIBOR + 1.40%), due 10/22/31 (a)(b)	1,100,000	1,100,829
Jubilee CLO BV
Series 2015-16A, Class A1R
0.252% (3 Month EURIBOR + 0.80%), due 12/15/29 (a)(b)	EUR 1,637,258	1,932,714
KKR CLO 18 Ltd.
Series 18, Class A
1.46% (3 Month LIBOR + 1.27%), due 7/18/30 (a)(b)	$ 900,000	900,103
KVK CLO Ltd.
Series 2013-1A, Class AR
1.086% (3 Month LIBOR + 0.90%), due 1/14/28 (a)(b)	625,364	625,378
LCM 30 Ltd.
Series 30A, Class AR
1.203% (3 Month LIBOR + 1.08%), due 4/20/31 (a)(b)	1,350,000	1,350,327
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
LCM XV LP
Series 15A, Class AR2
1.188% (3 Month LIBOR + 1.00%), due 7/20/30 (a)(b)	$ 400,000	$ 400,010
Legacy Mortgage Asset Trust
Series 2019-GS3, Class A1
3.75%, due 4/25/59 (b)(c)	150,778	152,032
MacKay Shields Euro DAC
Series 2A, Class A
1.55% (3 Month EURIBOR + 1.55%), due 8/15/33 (a)(b)	EUR 250,000	296,797
Man GLG Euro CLO II DAC
Series 2A, Class A1R
0.87% (3 Month EURIBOR + 0.87%), due 1/15/30 (a)(b)	249,868	296,429
Marathon CLO V Ltd.
Series 2013-5A, Class A1R
1.019% (3 Month LIBOR + 0.87%), due 11/21/27 (a)(b)	$ 668,796	668,945
Marlette Funding Trust
Series 2019-3A, Class A
2.69%, due 9/17/29 (b)	17,366	17,421
MidOcean Credit CLO II
Series 2013-2A, Class ARR
1.207% (3 Month LIBOR + 1.03%), due 1/29/30 (a)(b)	300,000	300,011
MP CLO VII Ltd.
Series 2015-1A, Class AR3
0.891% (3 Month LIBOR + 0.89%), due 10/18/28 (a)(b)	500,000	500,092
Nassau Ltd.
Series 2020-1A, Class A1
2.338% (3 Month LIBOR + 2.15%), due 7/20/29 (a)(b)	1,100,000	1,100,447
OCP CLO Ltd. (a)(b)
Series 2015-9A, Class A1R
0.984% (3 Month LIBOR + 0.80%), due 7/15/27	46,615	46,617
Series 2015-10A, Class A1R
0.996% (3 Month LIBOR + 0.82%), due 10/26/27	539,034	539,057
Palmer Square European Loan Funding DAC
Series 2020-1A, Class A
1.15% (3 Month EURIBOR + 1.15%), due 1/15/30 (a)(b)	EUR 772,329	917,113
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Palmer Square Loan Funding Ltd.
Series 2021-3A, Class A1
0.971%, due 7/20/29 (b)(d)	$ 1,400,000	$ 1,400,000
Romark CLO Ltd.
Series 2017-1A, Class A1R
(zero coupon), due 10/23/30 (b)(d)	400,000	400,042
SLM Student Loan Trust
Series 2003-5, Class A5
(zero coupon), due 6/17/24	EUR 1,778	2,108
Series 2004-3A, Class A6B
0.726% (3 Month LIBOR + 0.55%), due 10/25/64 (a)(b)	$ 428,671	427,628
Sound Point CLO XIV Ltd.
Series 2016-3A, Class AR2
1.163% (3 Month LIBOR + 0.99%), due 1/23/29 (a)(b)	1,181,489	1,180,616
Sound Point CLO XV Ltd.
Series 2017-1A, Class ARR
1.073% (3 Month LIBOR + 0.90%), due 1/23/29 (a)(b)	1,100,000	1,100,033
SP-STATIC CLO 1 Ltd.
Series 2020-1A, Class A
1.584% (3 Month LIBOR + 1.40%), due 7/22/28 (a)(b)	386,407	386,474
Stanwich Mortgage Loan Co. LLC
Series 2019-NPB1, Class A1
3.375%, due 8/15/24 (b)(c)	155,341	156,302
Symphony CLO XIV Ltd.
Series 2014-14A, Class AR
1.136% (3 Month LIBOR + 0.95%), due 7/14/26 (a)(b)	164,001	164,005
Venture 36 CLO Ltd.
Series 2019-36A, Class A1AR
1.223% (3 Month LIBOR + 1.13%), due 4/20/32 (a)(b)	600,000	601,241
Venture XX CLO Ltd.
Series 2015-20A, Class AR
1.004% (3 Month LIBOR + 0.82%), due 4/15/27 (a)(b)	298,105	298,112
Venture XXI CLO Ltd.
Series 2015-21A, Class AR
1.064% (3 Month LIBOR + 0.88%), due 7/15/27 (a)(b)	740,700	740,717
Venture XXIV CLO Ltd.
Series 2016-24A, Class ARR
1.088% (3 Month LIBOR + 0.90%), due 10/20/28 (a)(b)	393,051	392,797

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP PIMCO Real Return Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Vibrant CLO VI Ltd.
Series 2017-6A, Class AR
1.085% (3 Month LIBOR + 0.95%), due 6/20/29 (a)(b)	$ 1,300,000	$ 1,300,309
Voya CLO Ltd.
Series 2017-1A, Class A1R
1.073% (3 Month LIBOR + 0.95%), due 4/17/30 (a)(b)	1,000,000	1,000,025
Z Capital Credit Partners CLO Ltd.
Series 2015-1A, Class A1R
1.134% (3 Month LIBOR + 0.95%), due 7/16/27 (a)(b)	160,210	160,214
		33,373,988
Total Asset-Backed Securities (Cost $43,855,692)		44,019,445
Corporate Bonds 5.7%
Auto Manufacturers 0.4%
BMW US Capital LLC
3.40%, due 8/13/21 (b)	600,000	602,177
Nissan Motor Acceptance Corp. (b)
1.90%, due 9/14/21	100,000	100,275
2.65%, due 7/13/22	200,000	203,263
Volkswagen Group of America Finance LLC (b)
0.994% (3 Month LIBOR + 0.86%), due 9/24/21 (a)	900,000	901,658
4.00%, due 11/12/21	600,000	608,356
		2,415,729
Banks 2.4%
Banco Bilbao Vizcaya Argentaria SA
Series Reg S
5.875% (EUR 5 Year Interest Swap Rate + 5.66%), due 9/24/23 (a)(e)	EUR 400,000	512,244
Bank of America Corp.
Series FF
5.875%, due 3/15/28 (e)(f)	$ 190,000	217,466
Credit Suisse Group Funding Guernsey Ltd.
3.80%, due 9/15/22	300,000	312,175
Deutsche Bank AG
4.25%, due 10/14/21	1,400,000	1,415,181
ING Bank NV
2.625%, due 12/5/22 (b)	400,000	413,105
	Principal Amount	Value

Banks (continued)
Lloyds Banking Group plc
Series Reg S
4.947% (5 Month EURIBOR ICE Swap Rate + 5.29%), due 6/27/25 (a)(e)	EUR 200,000	$ 261,465
Natwest Group plc
1.697% (3 Month LIBOR + 1.55%), due 6/25/24 (a)	$ 300,000	306,799
4.519%, due 6/25/24 (f)	200,000	214,716
Nykredit Realkredit A/S
Series Reg S
0.50%, due 10/1/43	DKK 13,177,748	1,985,724
Series Reg S
1.00%, due 10/1/50	26,743,148	4,100,225
Series Reg S
1.50%, due 10/1/53	6,500,000	1,016,472
Series 01E
2.50%, due 10/1/47	2,291	389
UniCredit SpA
7.83%, due 12/4/23 (b)	$ 1,800,000	2,075,868
		12,831,829
Beverages 0.0% ‡
Keurig Dr Pepper, Inc.
4.057%, due 5/25/23	52,000	55,433
Biotechnology 0.1%
Amgen, Inc.
3.625%, due 5/15/22	400,000	407,234
Commercial Services 0.1%
ERAC USA Finance LLC
4.50%, due 8/16/21 (b)	400,000	402,051
RELX Capital, Inc.
3.50%, due 3/16/23	100,000	104,853
		506,904
Distribution & Wholesale 0.0% ‡
Toyota Tsusho Corp.
3.625%, due 9/13/23	200,000	212,785
Diversified Financial Services 2.0%
Ally Financial, Inc.
4.125%, due 2/13/22	200,000	204,558
Avolon Holdings Funding Ltd.
5.50%, due 1/15/23 (b)	58,000	61,602
BOC Aviation Ltd.
2.375%, due 9/15/21 (b)	200,000	200,292
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Jyske Realkredit A/S
Series CCE
0.50%, due 10/1/43	DKK 2,582,502	$ 390,901
Series Reg S
1.00%, due 10/1/50	16,634,791	2,550,425
Series CCE
1.00%, due 10/1/53	6,685,856	1,000,546
Series 111E
2.50%, due 10/1/47	6,125	1,040
Mitsubishi HC Capital, Inc.
2.652%, due 9/19/22 (b)	$ 200,000	204,530
Nordea Kredit Realkreditaktieselskab
0.50%, due 10/1/43	DKK 991,660	150,301
Series Reg S
1.00%, due 10/1/50	10,775,949	1,653,873
1.50%, due 10/1/53	9,500,000	1,486,446
2.50%, due 10/1/47	2,592	440
Park Aerospace Holdings Ltd.
5.25%, due 8/15/22 (b)	$ 14,000	14,650
Realkredit Danmark A/S
Series Reg S
1.00%, due 10/1/53	DKK 18,251,673	2,729,929
Series 23S
2.50%, due 4/1/47	11,669	1,981
		10,651,514
Electric 0.0% ‡
American Electric Power Co., Inc.
Series I
3.65%, due 12/1/21	$ 100,000	101,432
LG&E and KU Energy LLC
4.375%, due 10/1/21	100,000	100,000
		201,432
Food 0.1%
Conagra Brands, Inc.
3.25%, due 9/15/22	200,000	206,568
Danone SA (b)
2.077%, due 11/2/21	200,000	200,921
3.00%, due 6/15/22	200,000	205,065
		612,554
Home Builders 0.0% ‡
DR Horton, Inc.
5.75%, due 8/15/23	100,000	109,665
	Principal Amount	Value

Home Furnishings 0.2%
Panasonic Corp.
2.536%, due 7/19/22 (b)	$ 800,000	$ 815,818
Media 0.1%
Charter Communications Operating LLC
4.464%, due 7/23/22	600,000	621,173
Oil & Gas 0.1%
Petrobras Global Finance BV
5.093%, due 1/15/30	543,000	592,690
Pharmaceuticals 0.0% ‡
Cigna Corp.
3.75%, due 7/15/23	73,000	77,739
CVS Health Corp.
3.70%, due 3/9/23	28,000	29,488
		107,227
Semiconductors 0.1%
NXP BV
3.875%, due 9/1/22 (b)	400,000	414,754
Telecommunications 0.1%
Sprint Corp.
7.25%, due 9/15/21	300,000	304,434
Telstra Corp. Ltd.
4.80%, due 10/12/21 (b)	300,000	303,750
		608,184
Total Corporate Bonds (Cost $31,021,715)		31,164,925
Foreign Government Bonds 8.5%
Argentina 0.0% ‡
Argentine Republic Government Bond (h)
34.087%, due 10/4/22 (g)	ARS 14,039	118
36.104% (BADLARPP + 2.00%), due 4/3/22 (a)	2,854,000	28,932
		29,050
Australia 0.5%
Australia Government Bond (i)
Series Reg S
1.25%, due 2/21/22	AUD 1,157,772	887,882

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP PIMCO Real Return Portfolio

	Principal Amount	Value
Foreign Government Bonds (continued)
Australia (continued)
Australia Government Bond (i) (continued)
Series Reg S
3.00%, due 9/20/25	AUD 1,844,835	$ 1,642,951
		2,530,833
Canada 0.2%
Canadian Government Real Return Bond
4.25%, due 12/1/26 (i)	CAD 958,488	997,536
France 1.1%
France Government Bond (i)
Series Reg S
0.10%, due 3/1/26 (b)	EUR 3,146,004	4,057,230
Series Reg S
0.25%, due 7/25/24	1,406,223	1,781,314
		5,838,544
Italy 4.1%
Italy Buoni Poliennali Del Tesoro (b)(i)
Series Reg S
0.40%, due 5/15/30	5,977,306	7,656,015
Series Reg S
1.40%, due 5/26/25	11,512,171	14,747,243
		22,403,258
Japan 1.8%
Japan Government CPI Linked Bond (i)
0.005%, due 3/10/31	JPY 230,710,700	2,122,385
0.10%, due 3/10/28	370,236,940	3,415,931
0.10%, due 3/10/29	493,769,080	4,566,792
		10,105,108
New Zealand 0.5%
New Zealand Government Inflation Linked Bond (i)
Series Reg S
2.00%, due 9/20/25	NZD 2,020,500	1,574,758
Series Reg S
2.50%, due 9/20/35	876,560	766,833
Series Reg S
3.00%, due 9/20/30	556,400	491,521
		2,833,112
	Principal Amount	Value

Peru 0.2%
Peru Government Bond
5.94%, due 2/12/29	PEN 1,300,000	$ 369,132
6.15%, due 8/12/32	2,600,000	707,956
		1,077,088
Qatar 0.1%
Qatar Government Bond
Series Reg S
3.875%, due 4/23/23	$ 300,000	318,451
Total Foreign Government Bonds (Cost $44,252,570)		46,132,980
Mortgage-Backed Securities 5.1%
Agency (Collateralized Mortgage Obligations) 3.6%
FHLMC
REMIC, Series 4779, Class WF
0.46% (1 Month LIBOR + 0.35%), due 7/15/44 (a)	250,876	252,755
FHLMC, STRIPS
Series 278, Class F1
0.523% (1 Month LIBOR + 0.45%), due 9/15/42 (a)	273,146	276,511
GNMA (a)
REMIC, Series 2018-H15, Class FG
0.599% (12 Month LIBOR + 0.15%), due 8/20/68	476,710	472,449
REMIC, Series 2017-H10, Class FB
1.029% (12 Month LIBOR + 0.75%), due 4/20/67	288,259	292,513
UMBS, Single Family, 30 Year (j)
3.50%, due 8/25/51 TBA	11,800,000	12,428,027
4.00%, due 8/25/51 TBA	5,480,000	5,840,053
		19,562,308
Commercial Mortgage Loans (Collateralized Mortgage Obligation) 0.1%
AREIT Trust
Series 2020-CRE4, Class A
2.702% (1 Month LIBOR + 2.62%), due 4/15/37 (a)(b)	269,419	270,872
Whole Loan (Collateralized Mortgage Obligations) 1.4%
Alternative Loan Trust
Series 2005-29CB, Class A4
5.00%, due 7/25/35	34,012	26,473
Series 2007-1T1, Class 1A1
6.00%, due 3/25/37	610,324	364,592
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
CHL Mortgage Pass-Through Trust
Series 2007-1, Class A1
6.00%, due 3/25/37	$ 32,951	$ 25,186
Citigroup Mortgage Loan Trust
Series 2007-AR4, Class 1A1A
3.192%, due 3/25/37 (k)	272,732	272,432
Series 2019-B, Class A1
3.258%, due 4/25/66 (b)(g)	240,819	242,851
Citigroup Mortgage Loan Trust, Inc.
Series 2004-NCM2, Class 1CB1
5.50%, due 8/25/34	194,375	198,721
CSMC Trust
Series 2019-RPL9, Class A1
2.98%, due 10/27/59 (b)(g)	907,396	914,590
Eurosail-UK plc (a)
Series 2007-3X, Class A3A
1.034% (3 Month Sterling LIBOR + 0.95%), due 6/13/45	GBP 140,255	194,353
Series 2007-3X, Class A3C
1.034% (3 Month Sterling LIBOR + 0.95%), due 6/13/45	37,396	51,784
Series 2007-3A, Class A3C
1.034% (3 Month Sterling LIBOR + 0.95%), due 6/13/45 (b)	37,397	51,784
GreenPoint Mortgage Funding Trust
Series 2006-AR4, Class A6A
0.272% (1 Month LIBOR + 0.18%), due 9/25/46 (a)	$ 81,320	79,275
IndyMac INDX Mortgage Loan Trust (a)
Series 2005-AR12, Class 2A1A
0.572% (1 Month LIBOR + 0.48%), due 7/25/35	127,958	124,024
Series 2005-AR14, Class 1A1A
0.651% (1 Month LIBOR + 0.56%), due 7/25/35	864,318	710,789
Lehman XS Trust
Series 2007-20N, Class A1
1.241% (1 Month LIBOR + 1.15%), due 12/25/37 (a)	40,594	41,993
Merrill Lynch Mortgage Investors Trust
Series 2005-A4, Class 1A
2.539%, due 7/25/35 (k)	165,786	109,973
New Residential Mortgage Loan Trust (b)(g)
Series 2019-RPL3, Class A1
2.75%, due 7/25/59	305,780	318,603
Series 2018-3A, Class A1
4.50%, due 5/25/58	170,315	184,722
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
OBX Trust
Series 2018-1, Class A2
0.741% (1 Month LIBOR + 0.65%), due 6/25/57 (a)(b)	$ 43,408	$ 43,441
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
Series 2005-2, Class M7
1.892% (1 Month LIBOR + 1.80%), due 4/25/35 (a)	100,000	100,656
RALI Trust
Series 2006-QH1, Class A1
0.471% (1 Month LIBOR + 0.38%), due 12/25/36 (a)	975,283	934,615
Residential Asset Securitization Trust
Series 2006-A10, Class A5
6.50%, due 9/25/36	227,507	125,236
Residential Mortgage Securities 32 plc
Series 32A, Class A
1.299% (SONIA3M + 1.25%), due 6/20/70 (a)(b)	GBP 176,290	246,538
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2005-OPT1, Class A2
0.511% (1 Month LIBOR + 0.42%), due 11/25/35 (a)	$ 29,326	29,318
Thornburg Mortgage Securities Trust
Series 2004-2, Class A1
0.712% (1 Month LIBOR + 0.62%), due 6/25/44 (a)	719,444	718,416
Towd Point Mortgage Funding Granite4 plc
Series 2019-GR4A, Class A1
1.109% (3 Month Sterling LIBOR + 1.025%), due 10/20/51 (a)(b)	GBP 904,778	1,258,628
Washington Mutual Mortgage Pass-Through Certificates WMALT
Series 2007-HY1, Class A2A
0.251% (1 Month LIBOR + 0.16%), due 2/25/37 (a)	$ 525,609	471,815
Series 2006-5, Class 2CB1
6.00%, due 7/25/36	39,773	34,595
		7,875,403
Total Mortgage-Backed Securities (Cost $27,777,513)		27,708,583

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP PIMCO Real Return Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies 101.2%
Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.1%
FNMA (a)
1.318% (12 Month Monthly Treasury Average Index + 1.20%), due 6/1/43	$ 195,841	$ 200,902
2.561% (1 Year Treasury Constant Maturity Rate + 2.36%), due 11/1/34	211,732	225,367
4.038% (11th District Cost of Funds Index + 1.926%), due 12/1/36	136,550	145,599
		571,868
United States Treasury Bond 0.3%
U.S. Treasury Bonds
1.625%, due 11/15/50	2,080,000	1,868,100
United States Treasury Inflation - Indexed Notes 100.7%
U.S. Treasury Inflation Linked Bonds (i)
0.125%, due 2/15/51	1,497,580	1,643,868
0.25%, due 2/15/50	2,679,949	3,031,239
0.625%, due 2/15/43	2,067,559	2,468,310
0.75%, due 2/15/42	6,181,128	7,525,201
0.75%, due 2/15/45	6,509,619	8,024,123
0.875%, due 2/15/47	12,659,505	16,278,014
1.00%, due 2/15/46	7,427,391	9,701,933
1.00%, due 2/15/48	2,716,064	3,620,357
1.00%, due 2/15/49	3,236,874	4,355,660
1.375%, due 2/15/44	17,061,856	23,532,253
1.75%, due 1/15/28	14,817,578	17,906,502
2.00%, due 1/15/26	6,240,475	7,341,578
2.125%, due 2/15/40	4,275,038	6,370,140
2.125%, due 2/15/41	5,890,040	8,872,180
2.375%, due 1/15/25	12,878,348	14,964,540
2.375%, due 1/15/27	26,485	32,440
2.50%, due 1/15/29	6,505,336	8,378,669
3.375%, due 4/15/32	491,981	725,487
U.S. Treasury Inflation Linked Notes (i)
0.125%, due 1/15/22	4,519,055	4,620,734
0.125%, due 4/15/22 (d)	37,059,777	38,014,259
0.125%, due 7/15/22	4,438,450	4,599,778
0.125%, due 1/15/23	13,574,729	14,182,675
0.125%, due 10/15/24	10,616,976	11,441,312
0.125%, due 4/15/25	8,064,342	8,703,504
0.125%, due 10/15/25	823,384	895,977
0.125%, due 4/15/26	7,484,652	8,141,508
0.125%, due 7/15/26	9,592,487	10,502,399
	Principal Amount	Value

United States Treasury Inflation - Indexed Notes (continued)
U.S. Treasury Inflation Linked Notes (i) (continued)
0.125%, due 1/15/30	$ 10,151,347	$ 23,424,435
0.125%, due 7/15/30	7,811,925	17,487,015
0.125%, due 1/15/31	29,176,027	32,105,407
0.25%, due 1/15/25	11,951,500	12,934,698
0.25%, due 7/15/29	21,235,367	23,622,687
0.375%, due 7/15/23	6,577,699	6,997,156
0.375%, due 1/15/27	15,455,449	17,105,439
0.375%, due 7/15/27	18,144,387	20,233,826
0.50%, due 4/15/24 (d)	27,022,107	29,125,469
0.50%, due 1/15/28	17,768,616	19,919,590
0.625%, due 4/15/23	22,943,274	24,269,234
0.625%, due 1/15/24 (l)	22,348,093	24,067,848
0.625%, due 1/15/26	9,699,343	10,770,565
0.75%, due 7/15/28	10,197,386	19,542,567
0.875%, due 1/15/29	4,177,639	19,933,782
		547,414,358
United States Treasury Note 0.1%
U.S. Treasury Notes
1.75%, due 12/31/24	330,000	343,406
Total U.S. Government & Federal Agencies (Cost $511,736,837)		550,197,732
Total Long-Term Bonds (Cost $658,644,327)		699,223,665

	Shares
Short-Term Investment 0.6%
Affiliated Investment Company 0.6%
MainStay U.S. Government Liquidity Fund, 0.01% (m)	3,369,769	3,369,769
Total Short-Term Investment (Cost $3,369,769)		3,369,769
Total Investments Excluding Purchased Options (Cost $662,014,096)	129.2%	702,593,434
Total Purchased Options (Cost $183,861)	0.1%	224,462
Total Investments (Cost $662,197,957)	129.3%	702,817,896
Other Assets, Less Liabilities	(29.3)	(159,063,550)
Net Assets	100.0%	$ 543,754,346

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2021.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Step coupon—Rate shown was the rate in effect as of June 30, 2021.
(d)	Delayed delivery security.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2021.
(g)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2021.
(h)	Illiquid security—As of June 30, 2021, the total market value deemed illiquid under procedures approved by the Board of Trustees was $29,050, which represented less than one-tenth of a percent of the Portfolio’s net assets.
(i)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(j)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2021, the total net market value was $18,268,080, which represented 3.4% of the Portfolio’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.
(k)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2021.
(l)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for swap contracts.
(m)	Current yield as of June 30, 2021.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP PIMCO Real Return Portfolio

Foreign Currency Forward Contracts
As of June 30, 2021, the Portfolio held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
DKK	2,435,000	USD	387,125	JPMorgan Chase Bank N.A.	7/1/21	$ 1,155
USD	1,451,060	AUD	1,876,000	JPMorgan Chase Bank N.A.	7/2/21	44,154
USD	1,030,850	DKK	6,325,000	Bank of America N.A.	7/1/21	22,279
USD	1,482,765	DKK	9,255,000	JPMorgan Chase Bank N.A.	7/1/21	6,982
USD	11,618,298	DKK	72,254,951	JPMorgan Chase Bank N.A.	10/1/21	75,632
USD	5,715,820	DKK	35,528,909	Morgan Stanley & Co. International	10/1/21	40,108
USD	1,658,649	EUR	1,394,000	Bank of America N.A.	7/2/21	5,713
USD	38,186,984	EUR	32,105,000	JPMorgan Chase Bank N.A.	8/3/21	92,539
USD	39,045,483	EUR	32,076,000	Morgan Stanley & Co. International	7/2/21	1,011,366
USD	2,261,287	GBP	1,594,000	Bank of America N.A.	7/2/21	56,307
USD	98,978	GBP	70,000	Bank of America N.A.	7/2/21	2,147
USD	85,190	GBP	61,000	JPMorgan Chase Bank N.A.	7/2/21	809
USD	113,123	GBP	81,000	Morgan Stanley & Co. International	7/2/21	1,076
USD	2,085,193	JPY	228,600,000	Bank of America N.A.	7/2/21	27,494
USD	10,339,662	JPY	1,142,123,631	JPMorgan Chase Bank N.A.	8/3/21	56,266
USD	2,857,400	JPY	311,052,380	Morgan Stanley & Co. International	7/2/21	57,523
USD	5,486,028	JPY	602,471,251	Morgan Stanley & Co. International	7/2/21	63,001
USD	3,038,046	NZD	4,186,000	Bank of America N.A.	7/2/21	112,032
USD	221,158	PEN	848,251	JPMorgan Chase Bank N.A.*	7/13/21	657
USD	880,015	PEN	3,380,136	JPMorgan Chase Bank N.A.*	7/13/21	1,358
Total Unrealized Appreciation						1,678,598
CNY	7,553,000	USD	1,174,738	Bank of America N.A.	9/15/21	(12,101)
DKK	35,528,909	USD	5,705,915	Morgan Stanley & Co. International	7/1/21	(40,552)
EUR	1,011,000	USD	1,207,033	Morgan Stanley & Co. International	7/2/21	(8,239)
EUR	354,000	USD	422,678	Morgan Stanley & Co. International	7/2/21	(2,922)
GBP	449,000	USD	622,419	Morgan Stanley & Co. International	7/2/21	(1,317)
IDR	17,663,047,000	USD	1,225,494	Bank of America N.A.	9/15/21	(14,940)
NOK	10,050,000	USD	1,194,514	Morgan Stanley & Co. International	8/17/21	(27,014)
SEK	9,845,000	USD	1,177,877	Morgan Stanley & Co. International	8/17/21	(27,007)
USD	5,721,854	DKK	35,956,200	Bank of America N.A.	7/1/21	(11,644)
USD	9,352,088	DKK	58,961,470	JPMorgan Chase Bank N.A.	7/1/21	(49,781)
Total Unrealized Depreciation						(195,517)
Net Unrealized Appreciation						$ 1,483,081

*	Non-deliverable forward.
1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
Futures Contracts
As of June 30, 2021, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
Euro-Bobl	78	September 2021	$ 12,405,616	$ 12,407,332	$ 1,716
Euro-Bund	79	September 2021	16,050,919	16,169,112	118,193
U.S. Treasury 5 Year Notes	839	September 2021	103,809,124	103,557,508	(251,616)
Total Long Contracts					(131,707)
Short Contracts
Australia 3 Year Bonds	(13)	September 2021	(1,138,486)	(1,135,672)	2,814
Australia 10 Year Bonds	(7)	September 2021	(738,008)	(741,193)	(3,185)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Euro-BTP	(8)	September 2021	$ (1,072,189)	$ (1,073,436)	$ (1,247)
Euro-BTP	(40)	September 2021	(7,129,654)	(7,181,376)	(51,722)
Euro-Buxl	(67)	September 2021	(15,933,982)	(16,146,452)	(212,470)
Euro-Schatz	(698)	September 2021	(92,811,661)	(92,813,063)	(1,402)
Japan 10 Year Bonds	(8)	September 2021	(10,908,224)	(10,923,264)	(15,040)
U.S. Treasury 2 Year Notes	(116)	September 2021	(25,597,790)	(25,557,156)	40,634
U.S. Treasury 10 Year Notes	(200)	September 2021	(26,375,644)	(26,500,000)	(124,356)
U.S. Treasury 10 Year Ultra Bonds	(22)	September 2021	(3,230,230)	(3,238,469)	(8,239)
U.S. Treasury Long Bonds	(91)	September 2021	(14,166,011)	(14,628,250)	(462,239)
U.S. Treasury Ultra Bonds	(63)	September 2021	(11,559,704)	(12,139,312)	(579,608)
Total Short Contracts					(1,416,060)
Net Unrealized Depreciation					$ (1,547,767)

1.	As of June 30, 2021, cash in the amount of $1,379,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2021.
Purchased Options on Futures Contracts
Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	$ 99.66	7/7/21	200,000	$ 200,000	$ 1,125	$ 27
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	100.47	8/5/21	200,000	200,000	1,875	800
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	100.16	8/5/21	200,000	200,000	1,875	631
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	103.24	8/5/21	300,000	300,000	1,711	1,114
						$ 6,586	$2,572

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Call-Euro-Schatz	Morgan Stanley & Co., LLC	$ 113.30	8/27/21	300	EUR 30,000,000	$ 2,086	$ 1,779
Purchased Swaptions
Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Put-5-Year Interest Rate Swap	Morgan Stanley & Co., LLC	$ 0.70	8/24/21	20,300,000	$ 20,300,000	$ 73,080	$ 9,853

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Call-30-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	$ 0.19	11/2/22	1,400,000	EUR 1,400,000	$ 102,109	$ 210,258
Written Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Call-Cap-OTC USA Non-Revised Consumer Price Index- Urban (CPI-U), American Style -Call	JPMorgan Chase Bank N.A.	$ 238.643	Maximum of [0, Final Index/Initial Index - (1 + 4.00%10)]	5/16/24	(300,000)	$ (300,000)	$ (599)	$ (4,478)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP PIMCO Real Return Portfolio

Written Options on Futures Contracts
Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	$ 102.05	7/7/21	(100,000)	$ (100,000)	$ (344)	$ (3)
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	99.47	8/5/21	(400,000)	(400,000)	(2,484)	(776)
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	99.16	8/5/21	(400,000)	(400,000)	(2,500)	(628)
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	101.98	8/5/21	(200,000)	(200,000)	(688)	(223)
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	102.23	8/5/21	(600,000)	(600,000)	(1,875)	(830)
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	102.30	8/12/21	(500,000)	(500,000)	(1,680)	(857)
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	102.23	8/12/21	(500,000)	(500,000)	(1,602)	(816)
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	104.14	8/5/21	(200,000)	(200,000)	(344)	(325)
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	103.98	9/7/21	(200,000)	(200,000)	(609)	(471)
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	103.70	9/7/21	(200,000)	(200,000)	(609)	(317)
						$(12,735)	$(5,246)

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Call-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	$ 104.05	7/7/21	(100,000)	$ (100,000)	$ (172)	$ (7)
Call-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	103.99	8/5/21	(200,000)	(200,000)	(406)	(152)
Call-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	101.31	9/7/21	(100,000)	(100,000)	(313)	(405)
						$ (891)	$(564)
Written Swaptions
Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Put-10-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	$ 0.10	11/2/22	(4,200,000)	EUR (4,200,000)	$ (101,882)	$ (191,314)
Put-10-Year Interest Rate Swap	Morgan Stanley & Co., LLC	2.30	9/29/21	(10,100,000)	$ (10,100,000)	(71,565)	(5,684)
Put-Sold Protection on 5-Year Credit Default Swap	Morgan Stanley & Co., LLC	0.98	7/21/21	(200,000)	(200,000)	(480)	(4)
Put-Sold Protection on 5-Year Credit Default Swap	Bank of America N.A.	0.75	7/21/21	(700,000)	EUR (700,000)	(724)	(29)
Put-10-Year Interest Rate Swap	Morgan Stanley & Co., LLC	1.76	7/7/21	(100,000)	$ (100,000)	(765)	(1)
Put-Sold Protection on 5-Year Credit Default Swap	Bank of America N.A.	0.75	8/18/21	(800,000)	(800,000)	(780)	(135)
						$ (176,196)	$ (197,167)

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Call-5-Year Interest Rate Swap	Morgan Stanley & Co., LLC	$ 0.55	8/24/21	(40,600,000)	$ (40,600,000)	$ (63,945)	$ (3,942)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
Swap Contracts
As of June 30, 2021, the Portfolio held the following centrally cleared interest rate swap agreements1:
Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
$ 14,000,000	JPY	9/21/27	Fixed 0.30%	6 month USD LIBOR	Semi-Annually/Semi-Annually	$ (150)	$ (2,316)	$ (2,166)
1,600,000	NZD	3/21/28	Fixed 3.25%	3 month NZD BBR	Semi-Annually/Quarterly	3,249	(121,269)	(124,518)
50,000,000	JPY	3/21/28	Fixed 0.30%	6 month USD LIBOR	Semi-Annually/Semi-Annually	(593)	(8,693)	(8,100)
106,980,000	JPY	3/21/29	Fixed 0.45%	6 month USD LIBOR	Semi-Annually/Semi-Annually	(3,573)	(31,115)	(27,542)
						$ (1,067)	$ (163,393)	$ (162,326)
As of June 30, 2021, the Portfolio held the following centrally cleared inflation swap agreements1:
Notional Amount	Currency	Expiration Date	Payments Made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
$ 800,000	EUR	6/15/27	1-Month EUR-CPI	Fixed 1.36%	At Maturity	$ (7,189)	$ 2,371	$ 9,560
1,000,000	EUR	3/15/28	1-Month EUR-CPI	Fixed 1.535%	At Maturity	86	24,531	24,445
770,000	USD	5/9/28	1 Month USD-CPI	Fixed 2.36%	At Maturity	—	(5,541)	(5,541)
510,000	USD	5/9/28	1 Month USD-CPI	Fixed 2.353%	At Maturity	—	(4,111)	(4,111)
1,100,000	EUR	7/15/22	Fixed 0.33%	1-Month EUR-CPI	At Maturity	(60)	35,585	35,645
2,500,000	EUR	5/15/22	Fixed 0.09%	1-Month EUR-CPI	At Maturity	—	78,589	78,589
3,460,000	GBP	6/15/30	UK RPI	Fixed 3.4%	At Maturity	9,843	143,711	133,868
2,200,000	GBP	9/15/24	UK RPI	Fixed 3.85%	At Maturity	226	125,862	125,636
2,800,000	GBP	1/15/30	UK RPI	Fixed 3.39%	At Maturity	(19,583)	(52,818)	(33,235)
6,800,000	GBP	1/15/25	UK RPI	Fixed 3.33%	At Maturity	150,526	43,202	(107,324)
3,100,000	GBP	8/15/25	UK RPI	Fixed 3.473%	At Maturity	—	(38,524)	(38,524)
5,400,000	USD	2/26/26	Fixed 2.31%	1-Month USD-CPI	At Maturity	1	150,459	150,458
2,700,000	USD	3/5/26	Fixed 2.42%	1-Month USD-CPI	At Maturity	—	59,424	59,424
200,000	EUR	3/15/33	Fixed 1.71%	1-Month EUR-CPI	At Maturity	(302)	(11,606)	(11,304)
1,100,000	USD	4/27/23	Fixed 2.26%	1-Month USD-CPI	At Maturity	—	11,176	11,176
510,000	USD	5/9/23	Fixed 2.26%	1-Month USD-CPI	At Maturity	—	5,388	5,388
780,000	USD	5/10/23	Fixed 2.28%	1-Month USD-CPI	At Maturity	—	7,511	7,511
2,600,000	USD	11/4/29	1 Month USD-CPI	Fixed 1.76%	At Maturity	(1,182)	(213,056)	(211,874)
2,200,000	USD	5/19/30	1 Month USD-CPI	Fixed 1.28%	At Maturity	—	(296,112)	(296,112)
2,800,000	EUR	3/15/24	Fixed 1.03%	1-Month EUR-CPI	At Maturity	(563)	(12,028)	(11,465)
1,100,000	USD	1/19/22	1 Month USD-CPI	Fixed 2.155%	At Maturity	—	(29,939)	(29,939)
4,100,000	USD	1/19/22	1 Month USD-CPI	Fixed 2.18%	At Maturity	(33)	(110,566)	(110,533)
1,800,000	USD	1/21/22	1 Month USD-CPI	Fixed 2.2%	At Maturity	—	(48,114)	(48,114)
900,000	USD	2/1/22	1 Month USD-CPI	Fixed 2.17%	At Maturity	—	(24,143)	(24,143)
5,500,000	USD	2/4/22	1 Month USD-CPI	Fixed 2.155%	At Maturity	—	(147,795)	(147,795)
1,200,000	USD	2/5/22	1 Month USD-CPI	Fixed 2.2%	At Maturity	—	(31,665)	(31,665)
1,100,000	GBP	3/15/22	UK RPI	Fixed 3.22%	At Maturity	(11)	(17,191)	(17,180)
600,000	GBP	3/15/36	UK RPI	Fixed 3.566%	At Maturity	—	(13,113)	(13,113)
800,000	GBP	3/15/36	UK RPI	Fixed 3.58%	At Maturity	(7,081)	(14,118)	(7,037)
4,500,000	EUR	3/15/31	1-Month EUR-CPI	Fixed 1.38%	At Maturity	(30,997)	(154,555)	(123,558)
2,200,000	USD	5/13/26	Fixed 2.77%	1-Month USD-CPI	At Maturity	—	(793)	(793)
1,000,000	USD	5/14/26	Fixed 2.81%	1-Month USD-CPI	At Maturity	—	(2,901)	(2,901)
2,090,000	GBP	4/15/31	1 Month UK RPI	Fixed 3.75%	At Maturity	725	(6,457)	(7,182)
1,250,000	USD	5/25/26	Fixed 2.70%	1-Month USD-CPI	At Maturity	226	2,534	2,308
500,000	USD	6/1/26	Fixed 2.69%	1-Month USD-CPI	At Maturity	—	1,049	1,049
						$ 94,632	$ (543,754)	$ (638,386)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP PIMCO Real Return Portfolio

As of June 30, 2021, the Portfolio held the following centrally cleared credit default swap contracts1:
Reference Entity	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Payment Frequency Paid/ Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)[5]
General Electric Co. 2.70%, 10/09/22	12/20/2023	Sell	$ 100	1.00%	Quarterly	$ (2,388)	$ 1,516	$ 3,904

1.	As of June 30, 2021, cash in the amount of $1,271,000 was on deposit with a broker for centrally cleared swap agreements.
2.	Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
3.	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.
4.	The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.
5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at June 30, 2021.

Abbreviation(s):
ARS—Argentina Peso
AUD—Australia Dollar
BADLARPP—Average rate on 30-day deposits of at least 1 million Argentinian Pesos
BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)
CAD—Canada Dollar
CNY—China Yuan Renminbi
DKK—Denmark Krone
EUR—Euro
EURIBOR—Euro Interbank Offered Rate
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GBP—British Pound Sterling
GNMA—Government National Mortgage Association
IDR—Indonesia Rupiah
JPY—Japanese Yen
LIBOR—London Interbank Offered Rate
NOK—Norway Krone
NZD—New Zealand Dollar
PEN—Peru Nuevo Sol
REMIC—Real Estate Mortgage Investment Conduit
SEK—Sweden Krona
TBA—To Be Announced
UMBS—Uniform Mortgage Backed Securities
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments June 30, 2021† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2021, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 44,019,445	$ —	$ 44,019,445
Corporate Bonds	—	31,164,925	—	31,164,925
Foreign Government Bonds	—	46,132,980	—	46,132,980
Mortgage-Backed Securities	—	27,708,583	—	27,708,583
U.S. Government & Federal Agencies	—	550,197,732	—	550,197,732
Total Long-Term Bonds	—	699,223,665	—	699,223,665
Short-Term Investment
Affiliated Investment Company	3,369,769	—	—	3,369,769
Total Investments in Securities	3,369,769	699,223,665	—	702,593,434
Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	1,678,598	—	1,678,598
Futures Contracts (b)	163,357	—	—	163,357
Purchased Options	1,779	222,683	—	224,462
Credit Default Swaps (b)	—	3,904	—	3,904
Inflation Swap Contracts (b)	—	645,057	—	645,057
Total Other Financial Instruments	163,049	2,368,469	—	2,531,518
Total Investments in Securities and Other Financial Instruments	$ 3,533,126	$ 701,551,224	$ —	$ 705,084,350
Liability Valuation Inputs
Written Options	$ —	$ (211,397)	$ —	$ (211,397)
Other Financial Instruments (b)
Foreign Currency Forward Contracts	—	(195,517)	—	(195,517)
Futures Contracts	(1,711,124)	—	—	(1,711,124)
Interest Rate Swaps	—	(162,326)	—	(162,326)
Inflation Swap Contracts	—	(1,283,443)	—	(1,283,443)
Total Other Financial Instruments	(1,711,124)	(1,641,286)	—	(3,352,410)
Total Investments in Securities and Other Financial Instruments	$ (1,711,124)	$ (1,852,683)	$ —	$ (3,563,807)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP PIMCO Real Return Portfolio

Sale-Buyback Transactions:
Counterparty	Borrowing Rate (a)	Borrowing Date	Maturity Date	Amount Borrowed (a)	Payable for Sale-Buyback Transcations (b)
BofA Securities, Inc.	0.05%	6/24/2021	7/1/2021	$ 803,160	$ 803,160
BNP Paribas S.A.	0.08	6/24/2021	7/2/2021	23,580,232	23,585,318
BNP Paribas S.A.	0.09	6/25/2021	7/2/2021	15,100,146	15,104,261
BNP Paribas S.A.	0.09	6/25/2021	7/2/2021	17,998,004	18,002,542
BNP Paribas S.A.	0.09	6/25/2021	7/2/2021	16,222,086	16,225,566
BNP Paribas S.A.	0.09	6/25/2021	7/2/2021	20,234,080	20,238,879
BNP Paribas S.A.	0.09	6/25/2021	7/2/2021	19,925,227	19,930,029
BNP Paribas S.A.	0.09	6/25/2021	7/2/2021	18,828,582	18,833,476
BNP Paribas S.A.	0.09	6/25/2021	7/2/2021	12,943,845	12,947,079
BNP Paribas S.A.	0.09	6/25/2021	7/2/2021	10,791,233	10,793,883
BNP Paribas S.A.	0.09	6/25/2021	7/2/2021	10,497,341	10,499,846
BNP Paribas S.A.	0.09	6/25/2021	7/2/2021	14,184,971	14,188,504
BNP Paribas S.A.	0.09	6/25/2021	7/2/2021	17,109,881	17,114,060
BNP Paribas S.A.	0.09	6/25/2021	7/2/2021	19,561,628	19,566,430
BNP Paribas S.A.	0.09	6/25/2021	7/2/2021	11,439,294	11,442,057
BNP Paribas S.A.	0.09	6/25/2021	7/2/2021	23,373,722	23,379,292
BNP Paribas S.A.	0.09	6/25/2021	7/2/2021	17,452,439	17,456,562
BofA Securities, Inc.	0.00	6/8/2021	7/6/2021	31,844,093	31,883,925
Barclays Capital Inc.	0.06	5/11/2021	7/8/2021	21,025,478	21,057,279
Barclays Capital Inc.	0.06	5/11/2021	7/8/2021	23,966,568	24,005,725
BNP Paribas S.A.	0.05	6/9/2021	7/9/2021	5,458,673	5,470,401
Morgan Stanley & Co. LLC.	0.08	6/17/2021	7/19/2021	22,049,634	22,151,687
Morgan Stanley & Co. LLC.	0.08	6/17/2021	7/19/2021	37,933,421	38,110,590
				$412,323,738	$412,790,552
(a) During the period ended June 30, 2021, the Portfolio’s average amount of borrowing was $156,130,087 at a weighted average interest rate of 0.09%.
(b) Payable for sale-buyback transactions includes $466,814 of deferred price drop.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Assets and Liabilities as of June 30, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $658,828,188)	$ 699,448,127
Investment in affiliated investment companies, at value (identified cost $3,369,769)	3,369,769
Cash	764,617
Cash denominated in foreign currencies (identified cost $1,349,756)	1,349,869
Cash collateral on deposit at broker for futures contracts	1,379,000
Cash collateral on deposit at broker for swap contracts	1,271,000
Receivables:
Investment securities sold	307,262,725
Interest	1,356,833
Portfolio shares sold	530,269
Variation margin on futures contracts	22,361
Unrealized appreciation on foreign currency forward contracts	1,678,598
Other assets	8,445
Total assets	1,018,441,613
Liabilities
Cash collateral due to broker for TBA	659,245
Written options, at value (premiums received $254,366)	211,397
Payables:
Sale buyback transaction	412,790,552
Investment securities purchased	59,455,101
Variation margin on centrally cleared swap contracts	727,730
Manager (See Note 3)	207,270
Portfolio shares redeemed	170,324
NYLIFE Distributors (See Note 3)	88,498
Custodian	71,789
Professional fees	62,715
Shareholder communication	47,008
Trustees	121
Unrealized depreciation on foreign currency forward contracts	195,517
Total liabilities	474,687,267
Net assets	$ 543,754,346
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 56,709
Additional paid-in-capital	561,984,349
562,041,058
Total distributable earnings (loss)	(18,286,712)
Net assets	$ 543,754,346
Initial Class
Net assets applicable to outstanding shares	$111,579,320
Shares of beneficial interest outstanding	11,592,275
Net asset value per share outstanding	$ 9.63
Service Class
Net assets applicable to outstanding shares	$432,175,026
Shares of beneficial interest outstanding	45,116,251
Net asset value per share outstanding	$ 9.58

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP PIMCO Real Return Portfolio

Statement of Operations for the six months ended June 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Interest (net of foreign tax withholding of $4,169)	$11,300,446
Dividends-affiliated	89
Other	360
Total income	11,300,895
Expenses
Manager (See Note 3)	1,227,142
Distribution/Service—Service Class (See Note 3)	531,395
Interest expense	73,308
Professional fees	65,305
Custodian	61,748
Shareholder communication	27,239
Trustees	4,994
Miscellaneous	7,034
Total expenses before waiver/reimbursement	1,998,165
Expense waiver/reimbursement from Manager (See Note 3)	(92,686)
Net expenses	1,905,479
Net investment income (loss)	9,395,416
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	2,365,660
Futures transactions	3,778,795
Swap transactions	(149,679)
Foreign currency transactions	(1,743,167)
Foreign currency forward transactions	1,181,575
Written option transactions	136,136
Net realized gain (loss)	5,569,320
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(7,162,957)
Futures contracts	(1,594,056)
Swap contracts	(987,581)
Foreign currency forward contracts	2,533,799
Translation of other assets and liabilities in foreign currencies	(183,332)
Written option contracts	13,653
Net change in unrealized appreciation (depreciation)	(7,380,474)
Net realized and unrealized gain (loss)	(1,811,154)
Net increase (decrease) in net assets resulting from operations	$ 7,584,262
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statements of Changes in Net Assets
for the six months ended June 30, 2021 (Unaudited) and the year ended December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 9,395,416	$ 4,586,196
Net realized gain (loss)	5,569,320	1,156,058
Net change in unrealized appreciation (depreciation)	(7,380,474)	40,834,058
Net increase (decrease) in net assets resulting from operations	7,584,262	46,576,312
Distributions to shareholders:
Initial Class	—	(998,898)
Service Class	—	(7,260,665)
Total distributions to shareholders	—	(8,259,563)
Capital share transactions:
Net proceeds from sales of shares	84,633,813	116,839,503
Net asset value of shares issued to shareholder in reinvestment of distributions	—	8,259,563
Cost of shares redeemed	(30,610,337)	(73,308,369)
Increase (decrease) in net assets derived from capital share transactions	54,023,476	51,790,697
Net increase (decrease) in net assets	61,607,738	90,107,446
Net Assets
Beginning of period	482,146,608	392,039,162
End of period	$543,754,346	$482,146,608
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP PIMCO Real Return Portfolio

Statement of Cash Flows
for the six-month period ended June 30, 2021 (Unaudited)
Cash flows from (used in) operating activities:
Net increase in net assets resulting from operations	$ 7,584,262
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Long term investments purchased	(478,164,973)
Long term investments sold	479,067,191
Purchase of short term investments, net	(37,201,459)
Sale of affiliated investments, net	1,539,093
Amortization (accretion) of discount and premium, net	(2,457,160)
Decrease in investment securities sold receivable	64,512,322
Decrease in dividends and interest receivable	38,836
Decrease in securities lending receivable	60
Increase in other assets	(8,445)
Increase in unrealized appreciation for open forward foreign currency contracts	(1,652,992)
Increase in premiums from written options	130,991
Decrease in investment securities purchased payable	(106,384,598)
Decrease in cash collateral due to broker for sale-buyback transactions	(1,580,000)
Increase in cash collateral due to broker for TBA	389,245
Decrease in due to NYLIFE Distributors	(2,225)
Decrease in professional fees payable	(5,122)
Increase in custodian payable	40,403
Increase in shareholder communication payable	23,527
Decrease in due to Trustees	(454)
Decrease in due to manager	(5,671)
Increase in variation margin on centrally cleared swap contracts	851,981
Decrease in variation margin on futures contracts	45,183
Decrease in unrealized depreciation for open forward foreign currency contracts	(880,807)
Decrease in accrued expenses	(2,416)
Net realized gain (loss) from unaffiliated investments	(2,365,660)
Net change in unrealized (appreciation) depreciation on unaffiliated investments	7,162,957
Net change in unrealized (appreciation) depreciation on written options	(13,653)
Net cash used in operating activities*	(69,339,584)
Cash flows from financing activities:
Proceeds from shares sold	84,316,777
Payment on shares redeemed	(30,625,035)
Decrease in due to custodian	(267,566)
Payments on sale-buyback transactions	(3,087,729,032)
Proceeds from sale-buyback transactions	3,104,151,506
Net cash from financing activities	69,846,650
Effect of exchange rate changes on cash	27,423
Net increase in cash and restricted cash	534,488
Cash, restricted cash and foreign currency at beginning of period	4,229,998
Cash, restricted cash and foreign currency at end of period	$ 4,764,486
* Included in operating expenses is cash of $73,308 paid for interest on borrowings.

Supplemental disclosure of cash flow information:
The following tables provide a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of the such amounts shown on the Statement of Cash Flows:
Cash and restricted cash at beginning of period
Cash	$ 507
Cash denominated in foreign currencies	1,566,491
Cash collateral on deposit at broker for futures contracts	1,333,000
Cash collateral on deposit at broker for swap contracts	1,330,000
Total cash and restricted cash shown in the Statement of Cash Flows	$4,229,998
Cash and restricted cash at end of period
Cash	$ 764,617
Cash denominated in foreign currencies	1,349,869
Cash collateral on deposit at broker for futures contracts	1,379,000
Cash collateral on deposit at broker for swap contracts	1,271,000
Total cash and restricted cash shown in the Statement of Cash Flows	$4,764,486
Restricted cash consists of cash that has been segregated to cover the Portfolio’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as cash collateral on deposit at brokers.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Initial Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 9.47	$ 8.63	$ 8.20	$ 8.54	$ 8.40	$ 8.11
Net investment income (loss) (a)	0.19	0.12	0.20	0.23	0.23	0.17
Net realized and unrealized gain (loss) on investments	—	0.96	0.50	(0.53)	0.15	0.21
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.05)	0.01	0.10	(0.09)	0.05
Total from investment operations	0.16	1.03	0.71	(0.20)	0.29	0.43
Less distributions:
From net investment income	—	(0.19)	(0.28)	(0.14)	(0.15)	(0.14)
Net asset value at end of period	$ 9.63	$ 9.47	$ 8.63	$ 8.20	$ 8.54	$ 8.40
Total investment return (b)	1.69%(c)	11.93%(c)	8.56%(c)	(2.38)%(c)	3.45%	5.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.04%††	1.27%	2.35%	2.78%	2.71%	2.05%(d)
Net expenses (e)	0.56%††	0.78%	1.65%	1.43%	1.03%	0.91%(f)
Expenses (before waiver/reimbursement) (e)	0.60%††	0.83%	1.71%	1.43%	1.03%	0.91%(f)
Interest expense and fees	0.03%††	0.25%	1.09%	0.81%	0.42%	0.32%
Portfolio turnover rate (g)	75%	199%	187%	157%	121%	143%
Net assets at end of period (in 000’s)	$ 111,579	$ 48,479	$ 48,707	$ 44,523	$ 45,563	$ 36,060

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.04%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.92%.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 24%, 128%, 139%, 48%, 96% and 91% for the six months ended June 30, 2021 and for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP PIMCO Real Return Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2021*	Year Ended December 31,
Service Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 9.44	$ 8.61	$ 8.19	$ 8.53	$ 8.39	$ 8.10
Net investment income (loss) (a)	0.18	0.09	0.18	0.21	0.21	0.18
Net realized and unrealized gain (loss) on investments	(0.01)	0.96	0.49	(0.54)	0.15	0.19
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.05)	0.01	0.10	(0.09)	0.04
Total from investment operations	0.14	1.00	0.68	(0.23)	0.27	0.41
Less distributions:
From net investment income	—	(0.17)	(0.26)	(0.11)	(0.13)	(0.12)
Net asset value at end of period	$ 9.58	$ 9.44	$ 8.61	$ 8.19	$ 8.53	$ 8.39
Total investment return (b)	1.48%(c)	11.61%(c)	8.30%(c)	(2.63)%(c)	3.20%	5.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.79%††	1.04%	2.14%	2.53%	2.46%	2.15%(d)
Net expenses (e)	0.81%††	1.03%	1.89%	1.68%	1.28%	1.16%(f)
Expenses (before waiver/reimbursement) (e)	0.85%††	1.08%	1.96%	1.68%	1.28%	1.16%(f)
Interest expense and fees	0.03%††	0.25%	1.09%	0.81%	0.42%	0.32%
Portfolio turnover rate (g)	75%	199%	187%	157%	121%	143%
Net assets at end of period (in 000’s)	$ 432,175	$ 433,668	$ 343,332	$ 282,052	$ 287,520	$ 282,006

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 1.17%.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 24%, 128%, 139%, 48%, 96% and 91% for the six months ended June 30, 2021 and for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP PIMCO Real Return Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. However, due to its principal investment strategies and investment processes, the Portfolio has historically operated as a "diversified" portfolio. Therefore, the Portfolio will not operate as "non-diversified" portfolio without first obtaining shareholder approval.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek maximum real return, consistent with preservation of real capital and prudent investment management.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

32	MainStay VP PIMCO Real Return Portfolio

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The
Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2021 were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Options contracts are valued at the last posted settlement price on the market where such options are primarily traded.
Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are
33

Notes to Financial Statements (Unaudited) (continued)
market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio's investments was determined as of June 30, 2021, and can change at any time. Illiquid investments as of June 30, 2021, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of

34	MainStay VP PIMCO Real Return Portfolio

Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts
35

Notes to Financial Statements (Unaudited) (continued)
to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2021 are shown in the Portfolio of Investments.
(I) Swap Contracts. The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio's current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of June 30, 2021, all swap positions outstanding are shown in the Portfolio of Investments.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.
Inflation Swaps: Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.
Interest Rate Swaps : An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.
Credit Default Swaps : The Portfolio may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Portfolio include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific "baskets" of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and

36	MainStay VP PIMCO Real Return Portfolio

generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation. As of June 30, 2021, open swap agreements are shown in the Portfolio of Investments.
(J) Foreign Currency Forward Contracts. The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio's assets. Moreover, there may be an imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of June 30, 2021, are shown in the Portfolio of Investments.
(K) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(L) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks,
37

Notes to Financial Statements (Unaudited) (continued)
including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(M) Options Contracts. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.
The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.
The Portfolio may purchase or write foreign currency options. Purchasing a foreign currency option gives the Portfolio the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Portfolio to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option include the risk that the Portfolio may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option include the risk that if the value of the referenced foreign currency increases, and if the option is exercised, the Portfolio must either acquire the referenced foreign currency at the then higher price for delivery or, if the Portfolio already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency. As of June 30, 2021, all open options are shown in the Portfolio of Investments.
(N) Sale-Buybacks.  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop”. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate cash or liquid assets, enter into off-setting transactions or use other measures permitted by applicable laws to “cover” the Portfolio’s current obligations.
(O) Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to

38	MainStay VP PIMCO Real Return Portfolio

the security. As of June 30, 2021, delayed delivery transactions are shown in the Portfolio of Investments.
(P) Treasury Inflation-Protected Securities.  The Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”) which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statement of Operations. TIPS are subject to interest rate risk. As of June 30, 2021, TIPS are shown in the Portfolio of Investments.
(Q) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Portfolio primarily invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(R) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master
Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(S) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of
39

Notes to Financial Statements (Unaudited) (continued)
hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors.
(T) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(U) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio wrote or purchased options to enhance returns or to hedge an existing position or future investment.
The Portfolio entered into futures contracts in order to manage its exposure to the securities markets or to movements in interest rates and currency values.
The Portfolio utilizes credit default, interest rate and inflation swap agreements to manage its exposure to credit, interest rate and inflation risk.
The Portfolio entered into foreign currency forward contracts to to hedge the currency exposure associated with some or all of the Portfolio's securities or as a part of an investment strategy.

Fair value of derivative instruments as of June 30, 2021:
Asset Derivatives	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options - Investments in securities, at value	$ —	$ —	$ 224,462	$ 224,462
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	—	—	163,357	163,357
Forward Contracts - Unrealized appreciation on foreign currency forward contracts	1,678,598	—	—	1,678,598
Inflation Rate Contracts - Unrealized appreciation (b)	—	—	645,057	645,057
Credit Default Swaps (b)	—	3,904	—	3,904
Total Fair Value	$1,678,598	$3,904	$1,032,876	$2,715,378

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Written Options - Investments in written options, at value	$ —	$ (211,397)	$ (211,397)
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	—	(1,711,124)	(1,711,124)
Centrally Cleared Swap Contracts - Net Assets—Net unrealized depreciation on swap contracts (b)	—	(162,326)	(162,326)
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	(195,517)	—	(195,517)
Inflation Rate Contracts - Unrealized appreciation depreciation (b)	—	(1,283,443)	(1,283,443)
Total Fair Value	$(195,517)	$(3,368,290)	$(3,563,807)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
40	MainStay VP PIMCO Real Return Portfolio

The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2021:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	$ —	$ —	$ (105,272)	$ (105,272)
Written Options	—	—	136,136	136,136
Futures Contracts	—	—	3,778,795	3,778,795
Swap Contracts	—	(191,813)	42,134	(149,679)
Forward Contracts	1,181,575	—	—	1,181,575
Total Net Realized Gain (Loss)	$1,181,575	$(191,813)	$3,851,793	$4,841,555

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	$ —	$ —	$ 132,713	$ 132,713
Written Options	—	—	13,653	13,653
Futures Contracts	—	—	(1,594,056)	(1,594,056)
Swap Contracts	—	126,549	(1,114,130)	(987,581)
Forward Contracts	2,533,799	—	—	2,533,799
Total Net Change in Unrealized Appreciation (Depreciation)	$2,533,799	$126,549	$(2,561,820)	$ 98,528

Average Notional Amount	Total
Purchased Options	$ 666,667
Written Options	$ (6,673,453)
Purchased Swaptions	$ 18,595,908
Written Swaptions	$ (55,209,073)
Written Inflation—Capped Options	$ (300,000)
Futures Contracts Long	$ 122,596,955
Futures Contracts Short	$(242,071,270)
Swap Contracts Long	$ 76,784,926
Forward Contracts Long	$ 14,575,434
Forward Contracts Short	$ (95,497,622)
(V) Borrowings and other financing transactions summary
The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2021:
Counterparty	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (a)
Master Securities Forward Transaction Agreement
Barclays Capital Inc.	$ (45,063,004)	$ (45,063,004)	$ 45,063,004	$—
BofA Securities, Inc.	(32,687,085)	(32,687,085)	32,687,085	—
BNP Paribas S.A.	(274,778,186)	(274,778,186)	274,778,186	—
Morgan Stanley & Co. LLC.	(60,262,277)	(60,262,277)	60,262,277	—
Total Borrowings and Other Financing Transactions	$(412,790,552)
(a)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.
41

Notes to Financial Statements (Unaudited) (continued)
Certain Transfers Accounted for as Secured Borrowings
Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Sale-Buyback Transactions
US Treasury Obligations	$—	$412,790,552	$—	$—	$412,790,552
Total Borrowings	$—	$412,790,552	$—	$—	$412,790,552
Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$412,790,552

Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pacific Investment Management Company LLC (“ PIMCO” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and PIMCO, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets of 0.50% on all assets. During the six-month period ended June 30, 2021, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50%.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.53% and 0.78%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended June 30, 2021, New York Life Investments earned fees from the Portfolio in the amount of $1,227,142 and waived fees and/or reimbursed expenses in the amount of $92,686 and paid the Subadvisor fees in the amount of $613,527.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

42	MainStay VP PIMCO Real Return Portfolio

(C) Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 1,440	$ 115,525	$ (113,595)	$ —	$ —	$ 3,370	$ —(a)	$ —	3,370

(a)	Less than $500.

Note 4-Federal Income Tax
As of June 30, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$662,394,645	$43,741,607	$(3,318,356)	$40,423,251
As of December 31, 2020, for federal income tax purposes, capital loss carryforwards of $74,637,686, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$20,380	$54,258
During the year ended December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Ordinary Income	$8,259,563
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $17,058 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2021, purchases and sales of U.S. government securities were $111,724 and $153,650, respectively. Purchases and sales of securities, other than U.S.

43

Notes to Financial Statements (Unaudited) (continued)
government securities and short-term securities, were $366,441 and $325,418 respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2021 and the year ended December 31, 2020, were as follows:
Initial Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	6,617,580	$ 63,177,590
Shares redeemed	(147,200)	(1,401,034)
Net increase (decrease)	6,470,380	$ 61,776,556
Year ended December 31, 2020:
Shares sold	362,350	$ 3,332,081
Shares issued to shareholders in reinvestment of distributions	107,581	998,898
Shares redeemed	(993,417)	(9,122,960)
Net increase (decrease)	(523,486)	$ (4,791,981)

Service Class	Shares	Amount
Period ended June 30, 2021:
Shares sold	2,278,270	$ 21,456,223
Shares redeemed	(3,091,268)	(29,209,303)
Net increase (decrease)	(812,998)	$ (7,753,080)
Year ended December 31, 2020:
Shares sold	12,408,077	$113,507,422
Shares issued to shareholders in reinvestment of distributions	783,454	7,260,665
Shares redeemed	(7,132,197)	(64,185,409)
Net increase (decrease)	6,059,334	$ 56,582,678
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2021, events and transactions subsequent to June 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

44	MainStay VP PIMCO Real Return Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk (the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio). The Board of Trustees of MainStay VP Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
45

Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Portfolio's most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/
products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
46	MainStay VP PIMCO Real Return Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Mellon Investments Corporation
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Semiannual Report

2021 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
nylinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2021 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1781636	MSVPPRR10-08/21
(NYLIAC) NI528

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this

Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis

Kirk C. Lehneis
President and Principal Executive Officer

Date:	September 2, 2021

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	September 2, 2021

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.